     UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-4681
Name of Registrant:	Vanguard Bond Index Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code:	(610) 669-1000
Date of fiscal year end:	December 31
Date of reporting period:	January 1, 2009 – December 31, 2009
Item 1:	Reports to Shareholders

Vanguard Bond Index Funds Annual Report

Vanguard Total Bond Market Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

  Investors began to embrace risk again in early 2009, helping to fuel a rally in the corporate bond market.
  For the fiscal year ended December 31, 2009, the Vanguard Bond Index Funds’ returns for Investor Shares ranged from 1.76% for the Long-Term Bond Index Fund to 6.79% for the Intermediate-Term Bond Index Fund. The returns of all four funds were in line with their target indexes.
  As lower-quality, riskier bonds became some of the year’s best performers, the funds’ results lagged the average returns of their peers.

Contents

Your Fund’s Total Returns..........................	1
Chairman’s Letter.......................................	4
Results of Proxy Voting..............................	10
Total Bond Market Index Fund...................	12
Short-Term Bond Index Fund....................	32
Intermediate-Term Bond Index Fund.........	49
Long-Term Bond Index Fund.....................	68
About Your Fund’s Expenses......................	85
Glossary.....................................................	88

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	VBMFX	5.93%
Admiral™ Shares[1]	VBTLX	6.04
Signal® Shares[2]	VBTSX	6.04
Institutional Shares[3]	VBTIX	6.09
ETF Shares[4]	BND
Market Price		3.46
Net Asset Value		6.03
Barclays Capital U.S. Aggregate Bond Index		5.93
Intermediate-Term Investment Grade Debt Funds Average[5]		12.49

Vanguard Short-Term Bond Index Fund
Investor Shares	VBISX	4.28%
Admiral Shares[1]	VBIRX	4.38
Signal Shares[2]	VBSSX	4.38
ETF Shares[4]	BSV
Market Price		1.58
Net Asset Value		4.44
Barclays Capital U.S. 1–5 Year Government/Credit Bond Index		4.62
1–5 Year Investment Grade Debt Funds Average[5]		9.78

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria.

3 This class of shares also carries low expenses and is available for a minimum investment of $5 million.

4 These Vanguard ETF® Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

5 Derived from data provided by Lipper Inc.

1

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	VBIIX	6.79%
Admiral Shares[1]	VBILX	6.89
Signal Shares[2]	VIBSX	6.89
Institutional Shares[3]	VBIMX	6.95
ETF Shares[4]	BIV
Market Price		4.12
Net Asset Value		6.82
Barclays Capital U.S. 5–10 Year Government/Credit Bond Index		6.50
Intermediate-Term Investment Grade Debt Funds Average[5]		12.49

Vanguard Long-Term Bond Index Fund
Investor Shares	VBLTX	1.76%
Institutional Shares[3]	VBLLX	1.91
ETF Shares[4]	BLV
Market Price		0.39
Net Asset Value		1.79
Barclays Capital U.S. Long Government/Credit Bond Index		1.92
Corporate A-Rated Debt Funds Average[5]		14.69

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria.

3 This class of shares also carries low expenses and is available for a minimum investment of $25 million.

4 These Vanguard ETF Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

5 Derived from data provided by Lipper Inc.

2

Your Fund’s Performance at a Glance

December 31, 2008–December 31, 2009

	Starting	Ending	Distributions Per Share		30	-Day
	Share	Share	Income	Capital	SEC
Index Fund	Price	Price	Dividends	Gains	Yield
Total Bond Market
Investor Shares	$10.18	$10.35	$0.421	$0.000	3.33%
Admiral Shares	10.18	10.35	0.432	0.000	3.45
Signal Shares	10.18	10.35	0.432	0.000	3.46
Institutional Shares	10.18	10.35	0.437	0.000	3.49
ETF Shares	76.93	78.31	3.163	0.000	3.45
Short-Term Bond
Investor Shares	$10.28	$10.42	$0.293	$0.001	1.45%
Admiral Shares	10.28	10.42	0.303	0.001	1.58
Signal Shares	10.28	10.42	0.303	0.001	1.58
ETF Shares	78.13	79.35	2.196	0.008	1.57
Intermediate-Term Bond
Investor Shares	$10.50	$10.72	$0.474	$0.000	3.85%
Admiral Shares	10.50	10.72	0.485	0.000	3.99
Signal Shares	10.50	10.72	0.485	0.000	3.98
Institutional Shares	10.50	10.72	0.490	0.000	4.02
ETF Shares	77.19	78.85	3.474	0.000	3.98
Long-Term Bond
Investor Shares	$11.98	$11.56	$0.608	$0.000	5.21%
Institutional Shares	11.98	11.56	0.625	0.000	5.37
ETF Shares	78.66	75.91	4.005	0.000	5.32

3

Chairman’s Letter

Dear Shareholder,

As credit markets stabilized and investors regained their appetite for risk, corporate bonds enjoyed a strong rally in 2009, partly at the expense of ultra-safe U.S. Treasury bonds. These broad bond market dynamics were muted within the four Vanguard Bond Index Funds, because their diversified portfolios have significant holdings in Treasuries.

The best performer was the Intermediate-Term Bond Index Fund, with a 6.79% return for Investor Shares, followed by 5.93% for the Total Bond Market Index Fund, 4.28% for the Short-Term Bond Index Fund, and 1.76% for the Long-Term Bond Index Fund. Each fund’s return was in line with that of its target index. Unlike in 2008, however, the funds’ focus on higher-quality securities held back performance compared with their peer groups.

Please note: For ETF Shares of the four funds, we calculate returns based on both the market price and the net asset value (NAV) of the shares. Historically, the two returns have been similar. However, in 2008, as we noted in last year’s annual report, the returns diverged—reflecting the extraordinary conditions in the fixed income markets. Because the market price of the ETF Shares was significantly higher than their NAVs at year-end 2008, market-price returns were notably higher than NAV returns. In 2009, with credit markets becoming more normal, the return

4

differentials reversed: Market-price returns were lower than NAV returns. At year-end 2009, although market price was above NAV, the premium was more in line with historical relationships. For more information on the history of ETF premiums and discounts, please visit Vanguard.com, select your ETF, and then select the Performance tab.

I would also like to call to your attention two changes effective after the close of the year. As of January 1, 2010, each fund adopted a new float-adjusted version of its former benchmark index. In announcing this change last autumn, we noted that float-adjusted indexes better represent the liquidity in the marketplace by including only those bonds that are actually available to investors. The Federal Reserve Board’s extraordinary efforts to stabilize the credit markets included plans to purchase more than $1 trillion in U.S. agency mortgage-backed securities, effectively removing these bonds from the investable universe. Barclays Capital updates its float-adjusted indexes as such bonds are taken out of the public supply, and then again when they are sold back.

Also, in early February, the previously announced merger of Vanguard Institutional Total Bond Market Index Fund into Vanguard Total Bond Market Index Fund was completed. As a result, the Total Bond Market Index Fund now offers investors six share classes, including new Institutional Plus Shares.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup 3-Month Treasury Bill Index	0.16	2.22	2.88

Stocks
Russell 1000 Index (Large-caps)	28.43%	–5.36%	0.79%
Russell 2000 Index (Small-caps)	27.17	–6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	–5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	–3.04	6.30

CPI
Consumer Price Index	2.72%	2.28%	2.56%

5

Bond markets calmed down, money market funds endured

Compared with the final months of 2008, when credit markets seized up and investors fled to the safety of U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

Impressive stock returns masked lingering uncertainties

For the 12 months, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point in early March. From there, stocks mounted one of their strongest rallies ever in both magnitude and duration, resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its

Yields and Returns
				Components of Total Returns
	Yields at Year-End			Year Ended December 31, 2009
Index Fund (Investor Shares)	2008	2009	Capital	Income	Total
Total Bond Market	4.25%	3.33%	1.67%	4.26%	5.93%
Short-Term Bond	2.60	1.45	1.37	2.91	4.28
Intermediate-Term Bond	4.46	3.85	2.10	4.69	6.79
Long-Term Bond	4.88	5.21	–3.51	5.27	1.76

6

footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Corporate bonds rallied as confidence returned

Judging by the returns of the Total Bond Market Index Fund in 2008 and 2009, it might appear on the surface that not much happened in the bond markets. But nothing could be farther from the truth. Relatively similar returns for Investor shares—5.05% in 2008 and 5.93% in 2009—masked significant differences in performance across sectors, qualities, and maturities.

In 2009, corporate bonds stole the spotlight from Treasuries, which were the star performers in an otherwise dismal 2008. Instead of seeking safety and capital preservation, investors sought risk and rewards in the form of the higher yields offered by corporate bonds—the riskier the better, or so it seemed. After returning –4.94% in 2008, the worst annual return for this component of the Barclays Capital U.S. Aggregate Bond Index since 1974, corporate bonds enjoyed double-digit gains in 2009. In contrast, the Treasury

Total Returns
Ten Years Ended December 31, 2009
		Comparable
	Vanguard	Funds	Target
Index Fund (Investor Shares)	Fund	Average[1]	Index
Total Bond Market	6.06%	5.10%	6.33%
Short-Term Bond	5.09	3.90	5.36
Intermediate-Term Bond	6.83	5.10	6.98
Long-Term Bond	7.71	5.29	7.68

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

7

component of this target index finished 2009 in negative territory. These dynamics played out in varying degrees in each fund.

Investors’ desire for higher returns than the rock-bottom rates offered by money market funds and some other short-term investments led them to favor intermediate-term bonds, bidding up their prices. As a result, the Intermediate-Term Bond Index Fund was the best performer of the four funds in this report. At the other end of the spectrum, the Long-Term Bond Index Fund had the lowest return in the group, as long-term bond yields rose (and prices fell), reflecting, in part, investors’ concerns about potential future inflation.

These relationships are apparent in the Yields and Returns table on page 6. While the year-end 30-day SEC yield of the Long-Term Bond Index Fund Investor Shares rose from 4.88% in 2008 to 5.21% in 2009, yields of the other three funds declined year-over-year. This translated into lower income returns for each fund (including the Long-Term Bond Index Fund), compared with this component in 2008. Capital returns were positive for all of the funds, however, except the Long-Term Bond Index Fund.

Diversification and indexing can help smooth the ride

For the ten years ended December 31, 2009, the Long-Term Bond Index Fund was the highest performer, with an average annual return of 7.71% for Investor Shares

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Signal	Institutional	ETF	Peer
Index Fund	Shares	Shares	Shares	Shares	Shares	Group[2]
Total Bond Market	0.22%	0.14%	0.14%	0.08%	0.14%	0.94%
Short-Term Bond	0.22	0.14	0.14	—	0.14	0.90
Intermediate-Term Bond	0.22	0.14	0.14	0.09	0.14	0.94
Long-Term Bond	0.22	—	—	0.09	0.14	1.10

1 The fund expense ratios shown are from the prospectuses dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the Total Bond Market Index Fund’s expense ratios were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares. The Short-Term Bond Index Fund’s expense ratios were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, and 0.12% for ETF Shares. The Intermediate-Term Bond Index Fund’s expense ratios were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares. The Long-Term Bond Index Fund’s expense ratios were 0.22% for Investor Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares.

2 Peer groups are: for the Total Bond Market Index Fund and Intermediate-Term Bond Index Fund, the Intermediate-Term Investment Grade Debt Funds; for the Short-Term Bond Index Fund, the 1–5 Year Investment Grade Debt Funds; and for the Long-Term Bond Index Fund, the Corporate A-Rated Debt Funds. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

8

(see the ten-year returns table on page 7). And even the Short-Term Bond Index Fund’s average annual return of 5.09% was well ahead of the loss sustained by the broad U.S. stock market in a disappointing decade.

The funds’ ability to track their respective benchmark indexes over time and to outperform the average results of their peer groups (shown also in the ten-year table) is a tribute to the skill and low costs of the fund’s advisor, Vanguard Fixed Income Group. The group’s seasoned team of portfolio managers, traders, risk managers, and credit analysts are supported by state-of-the-art technology. These resources are critical to the day-today management of the funds and to the effort to capture the key characteristics—such as credit quality, duration, and yield to maturity—and returns of a benchmark without owning all of the index’s bonds.

Most investors with stock and bond holdings have been taken on a roller-coaster ride over the last two years. In 2008, when virtually all asset classes except Treasuries experienced significant losses, having a balanced and diversified portfolio helped cushion some of the shock. And when both stocks and corporate bonds came roaring back in 2009, diversification admittedly trimmed some of the potential gains. History has taught us, however, that trying to anticipate any market’s ups and downs can be a costly, and futile, exercise.

Instead, we encourage investors to maintain a portfolio that is diversified both across and within asset classes. The importance of diversification is underscored by bonds’ considerable edge over stocks in the last decade. And by choosing a low-cost, well-managed index fund—such as those among the Vanguard Bond Index Funds—investors have the ability to earn returns consistent with those of the target benchmark.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

February 8, 2010

9

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, Long-Term Bond Index Fund

			Percentage
Trustee	For	Withheld	For
John J. Brennan	7,480,563,019	132,452,355	98.3%
Charles D. Ellis	7,406,205,129	206,810,245	97.3%
Emerson U. Fullwood	7,486,175,684	126,839,690	98.3%
Rajiv L. Gupta	7,475,619,448	137,395,926	98.2%
Amy Gutmann	7,494,805,274	118,210,101	98.4%
JoAnn Heffernan Heisen	7,478,861,968	134,153,407	98.2%
F. William McNabb III	7,490,714,832	122,300,542	98.4%
André F. Perold	7,470,382,148	142,633,227	98.1%
Alfred M. Rankin, Jr.	7,478,299,969	134,715,405	98.2%
Peter F. Volanakis	7,496,308,685	116,706,689	98.5%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a)	Purchasing and selling real estate.
(b)	Issuing senior securities.
(c)	Borrowing money.
(d)	Making loans.
(e)	Purchasing and selling commodities.
(f)	Concentrating investments in a particular industry or group of industries.
(g)	Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

10

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total Bond Market Index Fund
2a	3,346,382,865	61,620,042	75,437,129	188,087,531	91.1%
2b	3,337,161,663	68,364,463	77,913,910	188,087,531	90.9%
2c	3,293,514,604	65,498,043	124,427,388	188,087,533	89.7%
2d	3,327,171,353	65,799,525	90,469,156	188,087,533	90.6%
2e	3,304,666,744	64,198,612	114,574,682	188,087,530	90.0%
2f	3,325,859,928	72,046,430	85,533,679	188,087,531	90.6%
2g	3,348,249,550	63,346,822	71,843,662	188,087,533	91.2%

Short-Term Bond Index Fund
2a	496,826,289	6,859,206	13,045,093	77,279,948	83.6%
2b	496,710,026	7,373,810	12,646,747	77,279,953	83.6%
2c	490,972,136	7,505,032	18,253,408	77,279,960	82.7%
2d	494,674,572	7,295,207	14,760,800	77,279,956	83.3%
2e	493,671,090	7,257,175	15,802,315	77,279,956	83.1%
2f	495,949,410	7,186,931	13,594,240	77,279,955	83.5%
2g	490,453,131	7,533,637	18,743,822	77,279,946	82.6%

Intermediate-Term Bond Index Fund
2a	500,535,808	5,635,451	15,078,945	51,044,265	87.5%
2b	499,891,010	6,699,475	14,659,719	51,044,265	87.3%
2c	501,242,163	6,330,949	13,677,089	51,044,268	87.6%
2d	497,411,098	6,312,459	17,526,645	51,044,267	86.9%
2e	495,200,473	6,320,518	19,729,211	51,044,267	86.5%
2f	499,045,475	6,133,922	16,070,807	51,044,265	87.2%
2g	503,389,279	6,653,607	11,207,317	51,044,266	88.0%

Long-Term Bond Index Fund
2a	158,187,217	2,137,206	3,465,791	8,431,031	91.9%
2b	157,944,559	2,533,747	3,311,906	8,431,033	91.7%
2c	157,014,764	2,270,183	4,505,264	8,431,034	91.2%
2d	154,013,905	2,275,979	7,500,328	8,431,032	89.4%
2e	157,045,070	2,261,953	4,483,188	8,431,034	91.2%
2f	154,340,610	5,795,947	3,653,655	8,431,032	89.6%
2g	159,009,679	2,268,560	2,511,975	8,431,031	92.3%

11

Total Bond Market Index Fund

Fund Profile
As of December 31, 2009

Financial Attributes
			Target
	Fund		Index[1]
Number of Issues	3,362		8,413
Yield[2]			3.7%
Investor Shares	3.3%
Admiral Shares	3.5%
Signal Shares	3.5%
Institutional Shares	3.5%
ETF Shares	3.5%
Yield to Maturity	3.6%[3]		3.7%
Average Coupon	4.9%		4.7%
Average Effective Maturity	6.7 years		6.8 years
Average Quality[4]	Aa1	/Aa2	Aa1	/Aa2
Average Duration	4.5 years		4.6 years
Expense Ratio[5]			—
Investor Shares	0.22%
Admiral Shares	0.14%
Signal Shares	0.14%
Institutional Shares	0.08%
ETF Shares	0.14%
Short-Term Reserves	0.8%		—

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed			3.7%
Finance			7.2
Foreign			4.1
Government Mortgage-Backed			33.2
Industrial			10.7
Treasury/Agency			38.0
Utilities			2.3
Other			0.8

Volatility Measures7

Fund Versus
Target Index[1]
R-Squared	0.99
Beta	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	2.4%
1–5 Years	47.5
5–10 Years	37.8
10–20 Years	5.6
20–30 Years	6.6
Over 30 Years	0.1

Distribution by Credit Quality4 (% of portfolio)

Aaa	76.9%
Aa	4.0
A	10.3
Baa	8.8

Investment Focus

1 Barclays Capital U.S. Aggregate Bond Index.

2 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

3 Before expenses.

4 Moody’s Investors Service.

5 The expense ratios shown are from the prospectuses dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios for the Total Bond Market Index Fund were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares.

6 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

12

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Fund
Investor Shares[1]	5.93%	4.90%	6.06%	$18,003
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Intermediate-Term Investment Grade
Debt Funds Average[2]	12.49	3.48	5.10	16,450

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Total Bond Market Index Fund Admiral Shares	6.04%	5.00%	4.86%	$147,062
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	5.07	149,477

				Final Value of
			Since	a $1,000,000
	One Year		Inception[3]	Investment
Total Bond Market Index Fund Signal Shares	6.04%		6.13%	$1,219,171
Barclays Capital U.S. Aggregate Bond Index	5.93		6.07	1,217,018

1 Total return figures do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.; based on average returns for Intermediate U.S. Government Funds through December 31, 2001, and average returns for Intermediate Investment Grade Debt Funds thereafter.

3 Performance for the fund and its comparative standards is calculated since the following inception dates: November 12, 2001, for the Admiral Shares, and September 1, 2006, for the Signal Shares.

See Financial Highlights for dividend and capital gains information.

13

Total Bond Market Index Fund

				Final Value of
				a $5,000,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Fund Institutional Shares	6.09%	5.04%	6.19%	$9,115,097
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	9,237,386

				Final Value
			Since	of a $10,000
	One Year		Inception[2]	Investment
Total Bond Market Index Fund
ETF Shares Net Asset Value[1]	6.03%		6.08%	$11,760
Barclays Capital U.S. Aggregate Bond Index	5.93		6.05	11,750

Cumulative Returns: ETF Shares, April 3, 2007—December 31, 2009
				Since
	One Year			Inception[2]
Total Bond Market Index Fund ETF Shares
Market Price	3.46%			17.87%
Total Bond Market Index Fund ETF Shares
Net Asset Value	6.03			17.60
Barclays Capital U.S. Aggregate Bond Index	5.93			17.50

Fiscal-Year Total Returns (%): December 31, 1999—December 31, 2009

			Investor Shares	Barclays[3]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	4.2%	7.2%	11.4%	11.6%
2001	1.9	6.5	8.4	8.4
2002	2.4	5.9	8.3	10.3
2003	–0.7	4.7	4.0	4.1
2004	–0.2	4.4	4.2	4.3
2005	–2.0	4.4	2.4	2.4
2006	–0.7	5.0	4.3	4.3
2007	1.7	5.2	6.9	7.0
2008	0.2	4.9	5.1	5.2
2009	1.7	4.2	5.9	5.9

1 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

2 Performance for the fund and its comparative standards is calculated since the ETF Shares’ inception on April 3, 2007.

3 Barclays Capital U.S. Aggregate Bond Index.

14

Total Bond Market Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Inflation
Indexed Bonds	3.500%	1/15/11	62,575	80,613	0.1%
United States Treasury Note/Bond	5.125%	6/30/11	759,035	806,475	1.2%
United States Treasury Note/Bond	0.875%	2/28/11	725,950	727,649	1.1%
United States Treasury Note/Bond	3.375%	11/15/19	656,389	631,669	0.9%
United States Treasury Note/Bond	3.125%	9/30/13	605,510	629,446	0.9%
United States Treasury Note/Bond	2.750%	10/31/13	552,108	565,568	0.8%
United States Treasury Note/Bond	4.375%	12/15/10	495,025	513,123	0.8%
United States Treasury Note/Bond	2.125%	11/30/14	487,509	476,160	0.7%
United States Treasury Note/Bond	1.125%	12/15/12	475,550	468,046	0.7%
United States Treasury Note/Bond	8.750%	5/15/17	315,790	427,055	0.6%
United States Treasury Note/Bond	4.750%	2/15/37	394,150	403,081	0.6%
United States Treasury Note/Bond	3.875%	5/15/18	396,016	402,265	0.6%
United States Treasury Note/Bond	1.750%	3/31/14	402,775	393,274	0.6%
United States Treasury Note/Bond	6.250%	8/15/23	314,920	376,279	0.6%
United States Treasury Note/Bond	1.375%	5/15/12	357,050	357,107	0.5%
United States Treasury Note/Bond	9.875%	11/15/15	256,225	352,069	0.5%
United States Treasury Note/Bond	4.750%	8/15/17	322,525	350,091	0.5%
United States Treasury Note/Bond	4.750%	5/31/12	315,390	340,621	0.5%
United States Treasury Note/Bond	8.750%	8/15/20	230,025	325,485	0.5%
United States Treasury Note/Bond	4.500%	4/30/12	298,290	319,824	0.5%
United States Treasury Note/Bond	1.375%	4/15/12	312,714	313,055	0.5%
United States Treasury Note/Bond	1.125%	6/30/11	303,950	305,138	0.4%
United States Treasury Note/Bond	4.875%	2/15/12	276,345	297,331	0.4%
United States Treasury Note/Bond	1.500%	12/31/13	293,000	285,356	0.4%
United States Treasury Note/Bond	7.875%	2/15/21	199,237	267,912	0.4%
United States Treasury Note/Bond	4.875%	4/30/11	248,755	261,971	0.4%
United States Treasury Note/Bond	3.875%	2/15/13	239,975	255,648	0.4%
United States Treasury Note/Bond	4.500%	8/15/39	257,472	251,880	0.4%
United States Treasury Note/Bond	2.375%	10/31/14	254,190	251,491	0.4%

15

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	3.250%	6/30/16	247,645	248,420	0.4%
	United States Treasury Note/Bond	4.250%	11/15/17	236,010	247,478	0.4%
	United States Treasury Note/Bond	8.875%	2/15/19	171,900	240,177	0.3%
	United States Treasury Note/Bond	6.750%	8/15/26	186,530	235,406	0.3%
	United States Treasury Note/Bond	5.125%	5/15/16	208,385	232,414	0.3%
	United States Treasury Note/Bond	1.875%	4/30/14	214,825	210,428	0.3%
	United States Treasury Note/Bond	1.000%	7/31/11	204,150	204,438	0.3%
	United States Treasury Note/Bond	0.750%	11/30/11	196,269	194,981	0.3%
	United States Treasury Note/Bond	4.875%	6/30/12	178,365	193,471	0.3%
	United States Treasury Note/Bond	8.125%	8/15/21	131,140	179,928	0.3%
	United States Treasury Note/Bond	2.625%	2/29/16	182,250	177,353	0.3%
	United States Treasury Note/Bond	4.250%	1/15/11	170,475	176,868	0.3%
	United States Treasury Note/Bond	2.625%	7/31/14	171,745	172,657	0.3%
	United States Treasury
	Note/Bond	0.875%–11.250%	2/28/10–5/15/39	5,865,846	6,188,461	9.0%
					20,338,162	30.0%
Agency Bonds and Notes
1	Federal Home Loan Bank of Chicago	5.625%	6/13/16	3,555	3,588	0.0%
1,2	Federal Home Loan Banks	1.000%–5.625%	3/16/11–7/15/36	968,910	1,016,875	1.5%
1	Federal Home Loan
	Mortgage Corp.	0.000%–6.750%	1/18/11–7/15/32	1,209,797	1,287,269	1.9%
1	Federal National
	Mortgage Assn.	0.000%–8.200%	2/1/11–7/15/37	1,412,491	1,500,431	2.2%
	Agency Bonds and Notes—Other †				1,249,052	1.9%
					5,057,215	7.5%
Conventional Mortgage-Backed Securities
1,2	Fannie Mae Pool	5.000%	1/1/40	218,975	224,723	0.3%
1,2	Fannie Mae Pool	5.000%	11/1/33	188,061	194,009	0.3%
1,2	Fannie Mae Pool	4.500%	8/1/39	177,549	177,460	0.3%
1,2	Fannie Mae Pool	4.000%–11.000%	2/1/10–1/1/40	9,933,664	10,406,468	15.3%
1,2	Freddie Mac Gold Pool	5.500%	1/1/40	257,125	269,338	0.4%
1,2	Freddie Mac Gold Pool	5.000%	1/1/40	191,250	196,091	0.3%
1,2	Freddie Mac Gold Pool	4.000%	1/1/25	173,175	174,257	0.3%
1,2	Freddie Mac Gold Pool	4.000%–10.000%	1/1/10–1/1/40	6,285,374	6,571,179	9.6%
1,2	Freddie Mac Non Gold Pool	8.000%–9.500%	7/1/16–3/1/20	69	75	0.0%
2	Ginnie Mae I Pool	5.000%	1/1/40	511,300	525,841	0.8%
2	Ginnie Mae I Pool	4.500%	1/1/40	391,800	392,047	0.6%
2	Ginnie Mae I Pool	5.500%	1/1/40	312,325	327,257	0.5%
2	Ginnie Mae I Pool	4.000%–11.500%	5/15/10–1/1/40	1,458,175	1,521,860	2.2%
2	Ginnie Mae II Pool	4.500%–8.500%	8/20/30–1/1/40	799,140	837,995	1.2%
					21,818,600	32.1%
Nonconventional Mortgage-Backed Securities
1,2	Fannie Mae Pool	2.701%–6.499%	11/1/33–8/1/38	588,241	615,028	0.9%
1,2	Freddie Mac Non Gold Pool	2.691%–6.480%	9/1/34–7/1/38	456,264	477,912	0.7%
2	Ginnie Mae I Pool	7.900%	2/15/21	5	6	0.0%
2	Ginnie Mae II Pool	4.375%	6/20/29	308	317	0.0%
					1,093,263	1.6%
Total U.S. Government and Agency Obligations (Cost $47,396,630)					48,307,240	71.2%
[3]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $ 2,546,454) †					2,543,213	3.7%

16

Total Bond Market Index Fund

				Market	Percentage
				Value•	of Net
		Coupon		($000)	Assets
Corporate Bonds
Finance
3	Banking †			3,286,836	4.9%
3	Brokerage †			59,920	0.1%
	Finance Companies †			633,258	0.9%
3	Insurance †			675,544	1.0%
	Other Finance †			28,836	0.0%
	Real Estate Investment Trusts †			218,149	0.3%
				4,902,543	7.2%
Industrial
3	Basic Industry †			654,706	1.0%
3	Capital Goods †			679,618	1.0%
3	Communication †			1,615,665	2.4%
	Consumer Cyclical †			700,321	1.0%
3	Consumer Noncyclical †			1,705,744	2.5%
3	Energy †			949,350	1.4%
	Other Industrial †			2,454	0.0%
	Technology †			526,133	0.8%
	Transportation †			264,568	0.4%
				7,098,559	10.5%
Utilities
3	Electric †			1,108,242	1.6%
3	Natural Gas †			402,265	0.6%
	Other Utility †			136	0.0%
				1,510,643	2.2%
Total Corporate Bonds (Cost $12,991,944)				13,511,745	19.9%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $2,495,676) †				2,550,497	3.8%
Taxable Municipal Bonds (Cost $285,733) †				277,962	0.4%

			Shares
Temporary Cash Investment
Money Market Fund
4,5	Vanguard Market Liquidity Fund
	(Cost $2,934,013)	0.187%	2,934,012,346	2,934,013	4.3%
^Total Investments (Cost $68,650,450)				70,124,670	103.3%
Other Assets and Liabilities
Other Assets				2,545,425	3.8%
Liabilities[5]				(4,798,861)	(7.1%)
				(2,253,436)	(3.3%)
Net Assets				67,871,234	100.0%

At December 31, 2009, net assets consisted of:
					Amount
					($000)
Paid-in Capital					66,506,510
Undistributed Net Investment Income					—
Accumulated Net Realized Losses					(109,496)
Unrealized Appreciation (Depreciation)					1,474,220
Net Assets					67,871,234

17

Total Bond Market Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 1,888,935,947 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,554,934
Net Asset Value Per Share—Investor Shares	$10.35

Admiral Shares—Net Assets
Applicable to 1,732,202,215 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,932,187
Net Asset Value Per Share—Admiral Shares	$10.35

Signal Shares—Net Assets
Applicable to 816,261,876 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,450,127
Net Asset Value Per Share—Signal Shares	$10.35

Institutional Shares—Net Assets
Applicable to 1,515,875,898 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,692,469
Net Asset Value Per Share—Institutional Shares	$10.35

ETF Shares—Net Assets
Applicable to 79,700,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,241,517
Net Asset Value Per Share—ETF Shares	$78.31

18

Total Bond Market Index Fund

As of December 31, 2009
Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	70,124,670
Receivables for Investment Securities Sold	1,618,510
Receivables for Capital Shares Issued	345,194
Other Assets	581,721
Total Assets	72,670,095
Liabilities
Payables for Investment Securities Purchased	4,355,115
Payables for Capital Shares Redeemed	242,247
Other Liabilities	201,499
Total Liabilities	4,798,861
Net Assets	67,871,234

• See Note A in Notes to Financial Statements.

^ The total value of securities on loan is $11,303,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $363,669,000, representing 0.5% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 Includes $11,372,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1]	2,571,915
Security Lending	187
Total Income	2,572,102
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,291
Management and Administrative—Investor Shares	31,696
Management and Administrative—Admiral Shares	13,260
Management and Administrative—Signal Shares	6,076
Management and Administrative—Institutional Shares	3,561
Management and Administrative—ETF Shares	3,427
Marketing and Distribution—Investor Shares	6,552
Marketing and Distribution—Admiral Shares	2,913
Marketing and Distribution—Signal Shares	2,179
Marketing and Distribution—Institutional Shares	4,049
Marketing and Distribution—ETF Shares	1,257
Custodian Fees	642
Auditing Fees	37
Shareholders’ Reports and Proxies—Investor Shares	885
Shareholders’ Reports and Proxies—Admiral Shares	122
Shareholders’ Reports and Proxies—Signal Shares	99
Shareholders’ Reports and Proxies—Institutional Shares	160
Shareholders’ Reports and Proxies—ETF Shares	210
Trustees’ Fees and Expenses	105
Total Expenses	82,521
Net Investment Income	2,489,581
Realized Net Gain (Loss)
Investment Securities Sold	362,102
Swap Contracts	(9,929)
Realized Net Gain (Loss)	352,173
Change in Unrealized Appreciation (Depreciation)
Investment Securities	529,306
Swap Contracts	13,697
Change in Unrealized Appreciation (Depreciation)	543,003
Net Increase (Decrease) in Net Assets Resulting from Operations	3,384,757

1	Interest income from an affiliated company of the fund was $6,439,000.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,489,581	2,965,075
Realized Net Gain (Loss)	352,173	(10,506)
Change in Unrealized Appreciation (Depreciation)	543,003	112,158
Net Increase (Decrease) in Net Assets Resulting from Operations	3,384,757	3,066,727
Distributions
Net Investment Income
Investor Shares	(770,305)	(1,452,546)
Admiral Shares	(632,712)	(571,976)
Signal Shares	(327,633)	(309,319)
Institutional Shares	(572,912)	(539,801)
ETF Shares	(189,300)	(92,422)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,492,862)	(2,966,064)
Capital Share Transactions
Investor Shares	(10,335,988)	172,304
Admiral Shares	4,698,656	2,713,715
Signal Shares	946,785	1,929,964
Institutional Shares	3,044,080	2,908,936
ETF Shares	3,210,839	1,823,393
Net Increase (Decrease) from Capital Share Transactions	1,564,372	9,548,312
Total Increase (Decrease)	2,456,267	9,648,975
Net Assets
Beginning of Period	65,414,967	55,765,992
End of Period	67,871,234	65,414,967

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$10.06	$10.27
Investment Operations
Net Investment Income	.421	.477	.501	.485	.446
Net Realized and Unrealized Gain (Loss)
on Investments	.170	.020	.170	(.070)	(.205)
Total from Investment Operations	.591	.497	.671	.415	.241
Distributions
Dividends from Net Investment Income	(.421)	(.477)	(.501)	(.485)	(.449)
Distributions from Realized Capital Gains	—	—	—	—	(.002)
Total Distributions	(.421)	(.477)	(.501)	(.485)	(.451)
Net Asset Value, End of Period	$10.35	$10.18	$10.16	$9.99	$10.06

Total Return[1]	5.93%	5.05%	6.92%	4.27%	2.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,555	$29,687	$29,532	$23,769	$21,643
Ratio of Total Expenses to
Average Net Assets	0.22%	0.20%	0.19%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.09%	4.73%	5.02%	4.88%	4.40%
Portfolio Turnover Rate[2]	80%	61%	54%	63%	59%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$10.06	$10.27
Investment Operations
Net Investment Income	.432	.486	.510	.494	.455
Net Realized and Unrealized Gain (Loss)
on Investments	.170	.020	.170	(.070)	(.205)
Total from Investment Operations	.602	.506	.680	.424	.250
Distributions
Dividends from Net Investment Income	(.432)	(.486)	(.510)	(.494)	(.458)
Distributions from Realized Capital Gains	—	—	—	—	(.002)
Total Distributions	(.432)	(.486)	(.510)	(.494)	(.460)
Net Asset Value, End of Period	$10.35	$10.18	$10.16	$9.99	$10.06

Total Return	6.04%	5.15%	7.02%	4.36%	2.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,932	$12,978	$10,232	$7,900	$4,529
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.19%	4.82%	5.11%	4.97%	4.49%
Portfolio Turnover Rate[1]	80%	61%	54%	63%	59%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total Bond Market Index Fund

Financial Highlights

Signal Shares
				Sept. 1,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$9.94
Investment Operations
Net Investment Income	.432	.486	.510	.166
Net Realized and Unrealized Gain (Loss) on Investments	.170	.020	.170	.050
Total from Investment Operations	.602	.506	.680	.216
Distributions
Dividends from Net Investment Income	(.432)	(.486)	(.510)	(.166)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.432)	(.486)	(.510)	(.166)
Net Asset Value, End of Period	$10.35	$10.18	$10.16	$9.99

Total Return	6.04%	5.15%	7.02%	2.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,450	$7,372	$5,414	$632
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.19%	4.82%	5.11%	4.97%[2]
Portfolio Turnover Rate[3]	80%	61%	54%	63%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total Bond Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$10.06	$10.27
Investment Operations
Net Investment Income	.437	.490	.513	.498	.459
Net Realized and Unrealized Gain (Loss)
on Investments	.170	.020	.170	(.070)	(.205)
Total from Investment Operations	.607	.510	.683	.428	.254
Distributions
Dividends from Net Investment Income	(.437)	(.490)	(.513)	(.498)	(.462)
Distributions from Realized Capital Gains	—	—	—	—	(.002)
Total Distributions	(.437)	(.490)	(.513)	(.498)	(.464)
Net Asset Value, End of Period	$10.35	$10.18	$10.16	$9.99	$10.06

Total Return	6.09%	5.19%	7.05%	4.40%	2.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,692	$12,431	$9,492	$8,257	$7,325
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	4.24%	4.86%	5.14%	5.01%	4.53%
Portfolio Turnover Rate[1]	80%	61%	54%	63%	59%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total Bond Market Index Fund

Financial Highlights

ETF Shares
			April 3,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$76.93	$76.61	$74.95
Investment Operations
Net Investment Income	3.163	3.525	2.351
Net Realized and Unrealized Gain (Loss) on Investments	1.380	.320	1.660
Total from Investment Operations	4.543	3.845	4.011
Distributions
Dividends from Net Investment Income	(3.163)	(3.525)	(2.351)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.163)	(3.525)	(2.351)
Net Asset Value, End of Period	$78.31	$76.93	$76.61

Total Return	6.03%	5.18%	5.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,242	$2,946	$1,095
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.19%	4.83%	5.10%[2]
Portfolio Turnover Rate[3]	80%	61%	54%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS Index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll

27

Total Bond Market Index Fund

transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $13,623,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 5.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

28

Total Bond Market Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	48,307,240	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,543,213	—
Corporate Bonds	—	13,511,688	57
Sovereign Bonds	—	2,550,497	—
Taxable Municipal Bonds	—	277,962	—
Temporary Cash Investments	2,934,013	—	—
Total	2,934,013	67,190,600	57

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2009:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2008	—
Transfers into Level 3	91
Change in unrealized appreciation (depreciation)	(34)
Balance as of December 31, 2009	57

29

Total Bond Market Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the year ended December 31, 2009, the fund realized $248,154,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had available capital loss carryforwards totaling $95,769,000 to offset future net capital gains of $83,811,000 through December 31, 2014, and $11,958,000 through December 31, 2016.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction was deferred for tax purposes until it was used to offset future inflation adjustments that increased taxable income. The difference became permanent when securities were sold. During the year ended December 31, 2009, the fund realized gains of $3,281,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At December 31, 2009, the cost of investment securities for tax purposes was $68,663,264,000. Net unrealized appreciation of investment securities for tax purposes was $1,461,406,000, consisting of unrealized gains of $1,952,730,000 on securities that had risen in value since their purchase and $491,324,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the fund purchased $6,510,753,000 of investment securities and sold $5,908,420,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $55,867,591,000 and $54,986,418,000, respectively.

30

Total Bond Market Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	7,982,568	779,356	12,149,716	1,208,131
Issued in Lieu of Cash Distributions	687,168	67,060	1,412,821	140,609
Redeemed	(19,005,724)	(1,873,272)	(13,390,233) (1,340,352)
Net Increase (Decrease)—Investor Shares	(10,335,988)	(1,026,856)	172,304	8,388
Admiral Shares
Issued	6,429,050	626,833	4,380,267	434,463
Issued in Lieu of Cash Distributions	565,799	55,172	515,178	51,308
Redeemed	(2,296,193)	(224,500)	(2,181,730)	(218,412)
Net Increase (Decrease)—Admiral Shares	4,698,656	457,505	2,713,715	267,359
Signal Shares
Issued	3,291,701	321,384	3,626,167	360,870
Issued in Lieu of Cash Distributions	290,553	28,363	281,653	28,052
Redeemed	(2,635,469)	(257,541)	(1,977,856)	(197,842)
Net Increase (Decrease)—Signal Shares	946,785	92,206	1,929,964	191,080
Institutional Shares
Issued	6,850,147	668,591	6,316,289	627,668
Issued in Lieu of Cash Distributions	530,609	51,771	502,440	50,060
Redeemed	(4,336,676)	(425,444)	(3,909,793)	(391,276)
Net Increase (Decrease)—Institutional Shares	3,044,080	294,918	2,908,936	286,452
ETF Shares
Issued	3,210,839	41,400	1,854,223	24,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(30,830)	(400)
Net Increase (Decrease)—ETF Shares	3,210,839	41,400	1,823,393	24,000

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

As of the close of business on February 5, 2010, the fund acquired all the net assets of Vanguard Institutional Total Bond Market Index Fund pursuant to a plan of reorganization approved by the funds’ board of trustees. The acquisition was accomplished by a tax-free exchange of 403,613,000 shares of the fund for 80,272,000 shares of Institutional Total Bond Market Index Fund outstanding as of the close of business on February 5, 2010. Shares of Institutional Total Bond Market Index Fund were exchanged for new Institutional Plus Shares of the fund. The Institutional Total Bond Market Index Fund’s net assets as of the close of business on February 5, 2010, of $4,235,240,000, including $134,921,000 of unrealized appreciation, were combined with the fund’s net assets. The net assets of the fund immediately before the acquisition were $70,363,886,000. The net assets of the fund immediately following the acquisition were $74,599,126,000.

31

Short-Term Bond Index Fund

Fund Profile
As of December 31, 2009

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	1,223	2,139	8,413
Yield[3]		2.0%	3.7%
Investor Shares	1.5%
Admiral Shares	1.6%
Signal Shares	1.6%
ETF Shares	1.6%
Yield to Maturity	1.9%[4]	2.0%	3.7%
Average Coupon	3.5%	3.3%	4.7%
Average Effective
Maturity	2.7 years	2.8 years	6.8 years
Average Quality[5]	Aa1/Aa2	Aa1/Aa2	Aa1/Aa2
Average Duration	2.6 years	2.6 years	4.6 years
Expense Ratio[6]		—	—
Investor Shares	0.22%
Admiral Shares	0.14%
Signal Shares	0.14%
ETF Shares	0.14%
Short-Term Reserves	0.5%	—	—

Sector Diversification[7] (% of portfolio)

Finance			9.5%
Foreign			6.6
Government Mortgage-Backed			0.1
Industrial			10.8
Treasury/Agency			70.9
Utilities			1.6
Other			0.5

Volatility Measures[8]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.74
Beta	1.03	0.54

Distribution by Maturity (% of portfolio)

Under 1 Year	6.0%
1–3 Years	57.0
3–5 Years	36.8
Over 5 Years	0.2

Distribution by Credit Quality5 (% of portfolio)

Aaa	76.0%
Aa	5.7
A	10.8
Baa	7.5

Investment Focus

1 Barclays Capital U.S. 1–5 Year Government/Credit Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectuses dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios for the Short-Term Bond Index Fund were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, and 0.12% for ETF Shares.

7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

32

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Bond Index Fund Investor Shares[1]	4.28%	4.45%	5.09%	$16,430
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Barclays Capital U.S. 1–5 Year
Government/Credit Bond Index	4.62	4.52	5.36	16,854
1–5 Year Investment Grade Debt Funds Average[2]	9.78	2.74	3.90	14,659

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Short-Term Bond Index Fund Admiral Shares	4.38%	4.53%	4.03%	$137,938
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	5.15	152,886
Barclays Capital U.S. 1–5 Year
Government/Credit Bond Index	4.62	4.52	4.27	140,477

				Final Value of
			Since	a $1,000,000
	One Year		Inception[3]	Investment
Short-Term Bond Index Fund Signal Shares	4.38%		5.66%	$1,163,757
Barclays Capital U.S. Aggregate Bond Index	5.93		6.02	1,174,816
Barclays Capital U.S. 1–5 Year
Government/Credit Bond Index	4.62		5.59	1,161,675

1 Total return figures do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.; based on average returns for 1–5 Year U.S. Government Funds through December 31, 2001, and average returns for 1–5 Year Investment Grade Debt Funds thereafter.

3 Performance for the fund and its comparative standards is calculated since the following inception dates: November 12, 2001, for the Admiral Shares, and March 30, 2007, for the Signal Shares.

See Financial Highlights for dividend and capital gains information.

33

Short-Term Bond Index Fund

				Final Value
			Since	of a $10,000
		One Year	Inception[2]	Investment
Short-Term Bond Index Fund ETF Shares Net Asset Value[1]		4.44%	5.69%	$11,640
Barclays Capital U.S. Aggregate Bond Index		5.93	6.05	11,750
Barclays Capital U.S. 1–5 Year Government/Credit Bond Index		4.62	5.62	11,621

Cumulative Returns: ETF Shares, April 3, 2007—December 31, 2009
				Since
		One Year		Inception[2]
Short-Term Bond Market Index Fund ETF Shares Market Price		1.58%		16.62%
Short-Term Bond Market Index Fund ETF Shares Net Asset Value		4.44		16.40
Barclays Capital U.S. 1–5 Year Government/Credit Bond Index		4.62		16.21

Fiscal-Year Total Returns (%): December 31, 1999—December 31, 2009

			Investor Shares	Barclays[3]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	2.4%	6.4%	8.8%	8.9%
2001	3.0	5.9	8.9	9.0
2002	1.5	4.6	6.1	8.1
2003	0.1	3.3	3.4	3.4
2004	–1.3	3.0	1.7	1.8
2005	–2.2	3.5	1.3	1.4
2006	–0.3	4.4	4.1	4.2
2007	2.4	4.8	7.2	7.3
2008	1.5	3.9	5.4	5.1
2009	1.4	2.9	4.3	4.6

1 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

2 Performance for the fund and its comparative standards is calculated since the ETF Shares’ inception on April 3, 2007.

3 Barclays Capital U.S. 1–5 Year Government/Credit Bond Index.

34

Short-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Inflation
Indexed Bonds	3.500%	1/15/11	9,125	11,755	0.1%
United States Treasury Note/Bond	0.875%	2/28/11	300,325	301,028	1.9%
United States Treasury Note/Bond	1.125%	12/15/12	274,725	270,390	1.7%
United States Treasury Note/Bond	1.750%	8/15/12	245,745	247,357	1.5%
United States Treasury Note/Bond	0.875%	12/31/10	237,160	238,011	1.5%
United States Treasury Note/Bond	1.125%	1/15/12	234,695	234,474	1.5%
United States Treasury Note/Bond	2.625%	7/31/14	232,160	233,393	1.5%
United States Treasury Note/Bond	2.750%	10/31/13	221,900	227,310	1.4%
United States Treasury Note/Bond	3.125%	9/30/13	216,375	224,928	1.4%
United States Treasury Note/Bond	2.625%	6/30/14	213,730	215,333	1.3%
United States Treasury Note/Bond	1.875%	4/30/14	219,600	215,105	1.3%
United States Treasury Note/Bond	1.375%	5/15/12	209,750	209,784	1.3%
United States Treasury Note/Bond	1.250%	11/30/10	207,175	208,665	1.3%
United States Treasury Note/Bond	4.375%	12/15/10	191,530	198,532	1.2%
United States Treasury Note/Bond	2.125%	11/30/14	202,055	197,351	1.2%
United States Treasury Note/Bond	2.250%	5/31/14	188,835	187,566	1.2%
United States Treasury Note/Bond	1.000%	12/31/11	186,000	185,477	1.2%
United States Treasury Note/Bond	1.875%	2/28/14	187,085	184,045	1.1%
United States Treasury Note/Bond	4.500%	9/30/11	168,490	178,599	1.1%
United States Treasury Note/Bond	5.125%	6/30/11	167,480	177,948	1.1%
United States Treasury Note/Bond	1.375%	11/15/12	177,917	176,695	1.1%
United States Treasury Note/Bond	3.500%	5/31/13	146,110	154,009	1.0%
United States Treasury Note/Bond	1.875%	6/15/12	149,925	151,565	0.9%
United States Treasury Note/Bond	2.375%	10/31/14	145,485	143,940	0.9%
United States Treasury Note/Bond	4.500%	3/31/12	132,385	141,693	0.9%
United States Treasury Note/Bond	4.875%	4/30/11	133,885	140,998	0.9%
United States Treasury Note/Bond	1.125%	6/30/11	138,750	139,293	0.9%
United States Treasury Note/Bond	4.625%	10/31/11	127,550	135,820	0.8%
United States Treasury Note/Bond	2.625%	12/31/14	136,000	135,309	0.8%

35

Short-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	1.750%	1/31/14	128,645	126,233	0.8%
	United States Treasury Note/Bond	4.625%	7/31/12	116,340	125,666	0.8%
	United States Treasury Note/Bond	1.750%	3/31/14	127,915	124,898	0.8%
	United States Treasury Note/Bond	0.875%	4/30/11	121,250	121,402	0.8%
	United States Treasury Note/Bond	4.875%	6/30/12	111,070	120,477	0.8%
	United States Treasury Note/Bond	4.500%	11/30/11	104,975	111,766	0.7%
	United States Treasury Note/Bond	4.750%	5/31/12	102,840	111,067	0.7%
	United States Treasury Note/Bond	3.125%	8/31/13	105,330	109,494	0.7%
	United States Treasury Note/Bond	4.500%	2/28/11	95,410	99,584	0.6%
	United States Treasury Note/Bond	3.875%	2/15/13	90,205	96,096	0.6%
	United States Treasury Note/Bond	4.500%	4/30/12	82,335	88,279	0.6%
	United States Treasury Note/Bond	3.875%	10/31/12	82,080	87,351	0.5%
	United States Treasury Note/Bond	1.000%	10/31/11	85,180	85,100	0.5%
	United States Treasury Note/Bond	4.750%	3/31/11	79,675	83,572	0.5%
	United States Treasury Note/Bond	2.000%	11/30/13	82,815	82,388	0.5%
	United States Treasury Note/Bond	4.750%	5/15/14	73,625	81,034	0.5%
	United States Treasury Note/Bond	4.625%	8/31/11	73,975	78,436	0.5%
	United States Treasury Note/Bond	1.375%	2/15/12	72,300	72,503	0.5%
	United States Treasury Note/Bond	1.500%	12/31/13	70,950	69,099	0.4%
	United States Treasury
	Note/Bond	0.875%–5.750%	2/15/10–9/30/14	1,070,019	1,102,182	6.9%
					8,443,000	52.7%
Agency Bonds and Notes
1	Bank of America Corp.	2.100%–3.125%	4/30/12–6/22/12	71,975	73,838	0.5%
1	Bank of America NA	1.700%	12/23/10	7,500	7,575	0.0%
1	Citibank NA	1.250%–1.875%	3/30/11–12/28/12	36,575	36,626	0.2%
1	Citigroup Funding Inc.	1.375%–2.250%	5/5/11–12/10/12	47,387	47,697	0.3%
1	Citigroup Inc.	2.125%–2.875%	12/9/11–4/30/12	59,345	60,463	0.4%
2	Federal Home Loan Banks	1.625%	7/27/11	79,875	80,643	0.5%
2,3	Federal Home Loan Banks	1.000%–5.500%	3/11/11–8/13/14	587,595	610,399	3.8%
2	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	69,000	74,444	0.5%
2,3	Federal Home Loan
	Mortgage Corp.	1.125%–6.000%	1/18/11–7/28/14	584,395	605,748	3.8%
2	Federal National Mortgage Assn.	6.000%	5/15/11	94,275	100,799	0.6%
2	Federal National
	Mortgage Assn.	1.000%–5.500%	2/15/11–11/20/14	657,925	681,905	4.3%
1	General Electric Capital Corp.	1.625%–3.000%	1/7/11–12/28/12	130,250	132,011	0.8%
1	JPMorgan Chase & Co.	1.650%–3.125%	2/23/11–12/26/12	70,325	71,772	0.5%
	Agency Bonds and Notes—Other †				310,361	1.9%
					2,894,281	18.1%
Total U.S. Government and Agency Obligations (Cost $11,251,896)					11,337,281	70.8%
[4]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $ 8,575) †					8,771	0.1%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	4.250%–7.375%	10/1/10–11/15/14	57,600	60,975	0.4%
	Bank One Corp.	5.900%	11/15/11	1,500	1,603	0.0%
	Bear Stearns Cos. LLC	4.500%–6.950%	10/28/10–11/15/14	14,200	15,126	0.1%
	Citigroup Inc.	5.000%–6.500%	1/18/11–1/15/15	121,150	124,830	0.8%
	Countrywide Financial Corp.	5.800%	6/7/12	3,850	4,089	0.0%
	Countrywide Home Loans Inc.	4.000%	3/22/11	1,925	1,976	0.0%

36

Short-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	FIA Card Services NA	6.625%	6/15/12	1,000	1,062	0.0%
	JPMorgan Chase & Co.	4.650%–6.750%	2/1/11–5/1/15	89,425	95,894	0.6%
	MBNA Corp.	6.125%–7.500%	3/15/12–3/1/13	3,075	3,339	0.0%
	Merrill Lynch & Co. Inc.	5.000%–6.150%	7/25/11–1/15/15	44,850	47,784	0.3%
4	Banking—Other †				674,420	4.2%
	Brokerage †				14,536	0.1%
	Finance Companies
	General Electric Capital Corp.	3.500%–6.125%	9/13/10–11/14/14	145,210	152,818	1.0%
	Finance Companies—Other †				98,176	0.6%
4	Insurance †				160,407	1.0%
	Other Finance †				14,171	0.1%
	Real Estate Investment Trusts †				49,607	0.3%
					1,520,813	9.5%
Industrial
4	Basic Industry †				140,641	0.9%
	Capital Goods
	General Electric Co.	5.000%	2/1/13	18,500	19,593	0.1%
	Capital Goods—Other †				158,376	1.0%
4	Communication †				401,829	2.5%
	Consumer Cyclical †				189,029	1.2%
4	Consumer Noncyclical †				425,662	2.7%
4	Energy †				192,218	1.2%
	Other Industrial †				1,818	0.0%
	Technology †				156,687	1.0%
	Transportation †				38,751	0.2%
					1,724,604	10.8%
Utilities
4	Electric †				187,820	1.1%
	Natural Gas †				60,204	0.4%
					248,024	1.5%
Total Corporate Bonds (Cost $3,339,144)					3,493,441	21.8%
Sovereign Bonds (U.S. Dollar-Denominated)
	European Investment Bank	1.750%–5.250%	2/15/11–6/4/14	212,825	217,698	1.4%
	Kreditanstalt
	fuer Wiederaufbau	1.875%–4.750%	11/15/10–10/21/14	176,450	180,506	1.1%
	Landwirtschaftliche
	Rentenbank	1.875%–5.250%	2/14/11–3/15/13	44,675	45,767	0.3%
	Sovereign Bonds (U.S. Dollar-Denominated)—Other †				598,493	3.7%
Total Sovereign Bonds (Cost $1,020,084)					1,042,464	6.5%
Taxable Municipal Bonds (Cost $ 6,764) †					6,911	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
5,6	Vanguard Market Liquidity Fund
	(Cost $191,629)	0.187%		191,629,464	191,629	1.2%
^Total Investments (Cost $15,818,092)					16,080,497	100.5%
Other Assets and Liabilities
Other Assets					590,205	3.7%
Liabilities[6]					(665,135)	(4.2%)
					(74,930)	(0.5%)
Net Assets					16,005,567	100.0%

37

Short-Term Bond Index Fund

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	15,732,474
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	10,688
Unrealized Appreciation (Depreciation)	262,405
Net Assets	16,005,567

Investor Shares—Net Assets
Applicable to 506,758,280 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,282,855
Net Asset Value Per Share—Investor Shares	$10.42

Admiral Shares—Net Assets
Applicable to 188,088,166 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,960,773
Net Asset Value Per Share—Admiral Shares	$10.42

Signal Shares—Net Assets
Applicable to 487,298,127 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,079,987
Net Asset Value Per Share—Signal Shares	$10.42

ETF Shares—Net Assets
Applicable to 46,400,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,681,952
Net Asset Value Per Share—ETF Shares	$79.35
• See Note A in Notes to Financial Statements.

^ The total value of securities on loan is $925,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $67,126,000, representing 0.4% of net assets.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 Includes $990,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Short-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1]	363,907
Security Lending	114
Total Income	364,021
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,089
Management and Administrative—Investor Shares	7,620
Management and Administrative—Admiral Shares	1,473
Management and Administrative—Signal Shares	3,019
Management and Administrative—ETF Shares	1,556
Marketing and Distribution—Investor Shares	1,257
Marketing and Distribution—Admiral Shares	384
Marketing and Distribution—Signal Shares	1,156
Marketing and Distribution—ETF Shares	534
Custodian Fees	115
Auditing Fees	32
Shareholders’ Reports and Proxies—Investor Shares	226
Shareholders’ Reports and Proxies—Admiral Shares	18
Shareholders’ Reports and Proxies—Signal Shares	42
Shareholders’ Reports and Proxies—ETF Shares	83
Trustees’ Fees and Expenses	20
Total Expenses	18,624
Net Investment Income	345,397
Realized Net Gain (Loss) on Investment Securities Sold	75,989
Change in Unrealized Appreciation (Depreciation) of Investment Securities	84,295
Net Increase (Decrease) in Net Assets Resulting from Operations	505,681
1 Interest income from an affiliated company of the fund was $365,000.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	345,397	308,519
Realized Net Gain (Loss)	75,989	47,739
Change in Unrealized Appreciation (Depreciation)	84,295	74,389
Net Increase (Decrease) in Net Assets Resulting from Operations	505,681	430,647
Distributions
Net Investment Income
Investor Shares	(121,171)	(122,056)
Admiral Shares	(51,150)	(61,985)
Signal Shares	(113,924)	(94,644)
ETF Shares	(59,509)	(29,834)
Realized Capital Gain
Investor Shares	(504)	—
Admiral Shares	(190)	—
Signal Shares	(480)	—
ETF Shares	(363)	—
Total Distributions	(347,291)	(308,519)
Capital Share Transactions
Investor Shares	1,545,538	858,062
Admiral Shares	305,117	108,610
Signal Shares	1,815,238	1,320,260
ETF Shares	2,508,830	729,327
Net Increase (Decrease) from Capital Share Transactions	6,174,723	3,016,259
Total Increase (Decrease)	6,333,113	3,138,387
Net Assets
Beginning of Period	9,672,454	6,534,067
End of Period	16,005,567	9,672,454

See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.28	$10.13	$9.89	$9.92	$10.14
Investment Operations
Net Investment Income	.293	.389	.456	.426	.350
Net Realized and Unrealized Gain (Loss)
on Investments	.141	.150	.240	(.030)	(.220)
Total from Investment Operations	.434	.539	.696	.396	.130
Distributions
Dividends from Net Investment Income	(.293)	(.389)	(.456)	(.426)	(.350)
Distributions from Realized Capital Gains	(.001)	—	—	—	—
Total Distributions	(.294)	(.389)	(.456)	(.426)	(.350)
Net Asset Value, End of Period	$10.42	$10.28	$10.13	$9.89	$9.92

Total Return[1]	4.28%	5.43%	7.22%	4.09%	1.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,283	$3,680	$2,773	$2,731	$2,951
Ratio of Total Expenses to
Average Net Assets	0.22%	0.19%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.78%	3.79%	4.58%	4.32%	3.50%
Portfolio Turnover Rate[2]	77%	101%	79%	106%	106%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.28	$10.13	$9.89	$9.92	$10.14
Investment Operations
Net Investment Income	.303	.397	.464	.433	.357
Net Realized and Unrealized Gain (Loss)
on Investments	.141	.150	.240	(.030)	(.220)
Total from Investment Operations	.444	.547	.704	.403	.137
Distributions
Dividends from Net Investment Income	(.303)	(.397)	(.464)	(.433)	(.357)
Distributions from Realized Capital Gains	(.001)	—	—	—	—
Total Distributions	(.304)	(.397)	(.464)	(.433)	(.357)
Net Asset Value, End of Period	$10.42	$10.28	$10.13	$9.89	$9.92

Total Return	4.38%	5.51%	7.31%	4.16%	1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,961	$1,632	$1,502	$2,528	$2,326
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.88%	3.87%	4.66%	4.39%	3.57%
Portfolio Turnover Rate[1]	77%	101%	79%	106%	106%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Short-Term Bond Index Fund

Financial Highlights

Signal Shares
			Mar. 30,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$10.28	$10.13	$9.93
Investment Operations
Net Investment Income	.303	.397	.352
Net Realized and Unrealized Gain (Loss) on Investments	.141	.150	.200
Total from Investment Operations	.444	.547	.552
Distributions
Dividends from Net Investment Income	(.303)	(.397)	(.352)
Distributions from Realized Capital Gains	(.001)	—	—
Total Distributions	(.304)	(.397)	(.352)
Net Asset Value, End of Period	$10.42	$10.28	$10.13

Total Return	4.38%	5.51%	5.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,080	$3,212	$1,851
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	2.88%	3.87%	4.66%[2]
Portfolio Turnover Rate[3]	77%	101%	79%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Short-Term Bond Index Fund

Financial Highlights

ETF Shares
			Apr. 3,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$78.13	$76.88	$74.95
Investment Operations
Net Investment Income	2.196	2.886	2.249
Net Realized and Unrealized Gain (Loss) on Investments	1.228	1.250	1.930
Total from Investment Operations	3.424	4.136	4.179
Distributions
Dividends from Net Investment Income	(2.196)	(2.886)	(2.249)
Distributions from Realized Capital Gains	(.008)	—	—
Total Distributions	(2.204)	(2.886)	(2.249)
Net Asset Value, End of Period	$79.35	$78.13	$76.88

Total Return	4.44%	5.48%	5.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,682	$1,149	$407
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	2.88%	3.88%	4.65%[2]
Portfolio Turnover Rate[3]	77%	101%	79%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, Admiral Shares, Signal Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and

45

Short-Term Bond Index Fund

distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $3,122,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	11,337,281	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,771	—
Corporate Bonds	—	3,493,431	10
Sovereign Bonds	—	1,042,464	—
Taxable Municipal Bonds	—	6,911	—
Temporary Cash Investments	191,629	—	—
Total	191,629	15,888,858	10

46

Short-Term Bond Index Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2009:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2008	—
Transfers in and/or out of Level 3	16
Change in unrealized appreciation (depreciation)	(6)
Balance as of December 31, 2009	10

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $849,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2009, the fund had short-term and long-term capital gains of $5,112,000 and $6,213,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction was deferred for tax purposes until it was used to offset future inflation adjustments that increase taxable income. The difference became permanent when the securities were sold. During the year ended December 31, 2009, the fund realized gains of $357,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At December 31, 2009, the cost of investment securities for tax purposes was $15,818,583,000. Net unrealized appreciation of investment securities for tax purposes was $261,914,000, consisting of unrealized gains of $298,704,000 on securities that had risen in value since their purchase and $36,790,000 in unrealized losses on securities that had fallen in value since their purchase.

47

Short-Term Bond Index Fund

E. During the year ended December 31, 2009, the fund purchased $2,277,504,000 of investment securities and sold $921,652,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $12,966,537,000 and $8,261,870,000, respectively.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,417,628	329,509	2,042,093	200,868
Issued in Lieu of Cash Distributions	104,748	10,107	110,107	10,827
Redeemed	(1,976,838)	(190,885)	(1,294,138)	(127,426)
Net Increase (Decrease)—Investor Shares	1,545,538	148,731	858,062	84,269
Admiral Shares
Issued	1,167,345	112,451	660,329	64,940
Issued in Lieu of Cash Distributions	44,207	4,267	54,719	5,378
Redeemed	(906,435)	(87,457)	(606,438)	(59,784)
Net Increase (Decrease)—Admiral Shares	305,117	29,261	108,610	10,534
Signal Shares
Issued	2,766,402	266,663	2,041,854	200,877
Issued in Lieu of Cash Distributions	101,450	9,784	86,207	8,482
Redeemed	(1,052,614)	(101,661)	(807,801)	(79,607)
Net Increase (Decrease)—Signal Shares	1,815,238	174,786	1,320,260	129,752
ETF Shares
Issued	2,508,830	31,700	790,243	10,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(60,916)	(800)
Net Increase (Decrease)—ETF Shares	2,508,830	31,700	729,327	9,400

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

48

Intermediate-Term Bond Index Fund

Fund Profile
As of December 31, 2009

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	1,037	1,514	8,413
Yield[3]		4.2%	3.7%
Investor Shares	3.9%
Admiral Shares	4.0%
Signal Shares	4.0%
Institutional Shares	4.0%
ETF Shares	4.0%
Yield to Maturity	4.2%[4]	4.2%	3.7%
Average Coupon	5.3%	5.0%	4.7%
Average Effective
Maturity	7.5 years	7.6 years	6.8 years
Average Quality[5]	Aa2/Aa3	Aa2/Aa3	Aa1/Aa2
Average Duration	6.3 years	6.3 years	4.6 years
Expense Ratio[6]		—	—
Investor Shares	0.22%
Admiral Shares	0.14%
Signal Shares	0.14%
Institutional Shares	0.09%
ETF Shares	0.14%
Short-Term Reserves	0.0%	—	—

Sector Diversification[7] (% of portfolio)

Finance			15.9%
Foreign			6.5
Government Mortgage-Backed			0.1
Industrial			21.6
Treasury/Agency			51.5
Utilities			4.4

Volatility Measures[8]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.97
Beta	1.02	1.64

Distribution by Maturity (% of portfolio)

Under 1 Year	0.1%
1–5 Years	0.6
5–10 Years	99.2
10–20 Years	0.1

Distribution by Credit Quality5 (% of portfolio)

Aaa	54.0%
Aa	6.4
A	20.7
Baa	18.9

Investment Focus

1 Barclays Capital U.S. 5-10 Year Government/Credit Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectuses dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios for the Intermediate-Term Bond Index Fund were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares.

7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

49

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999—December 31, 2009

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Bond Index Fund
Investor Shares[1]	6.79%	4.98%	6.83%	$19,362
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Barclays Capital U.S. 5–10 Year
Government/Credit Bond Index	6.50	4.93	6.98	19,631
Intermediate Investment Grade
Debt Funds Average[2]	12.49	3.48	5.10	16,450

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Intermediate-Term Bond Index Fund Admiral Shares	6.89%	5.06%	5.43%	$153,771
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	5.02	152,886
Barclays Capital U.S. 5–10 Year
Government/Credit Bond Index	6.50	4.93	5.60	155,784

1 Total return figures do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.; based on average returns for Intermediate U.S. Government Funds through December 31, 2001, and average returns for Intermediate Investment Grade Debt Funds thereafter.

3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception on November 12, 2001.

See Financial Highlights for dividend and capital gains information.

50

Intermediate-Term Bond Index Fund

				Final Value of
		Since	a $	1,000,000
	One Year	Inception[2]		Investment
Intermediate-Term Bond Index Fund Signal Shares	6.89%	7.29%		$1,198,644
Barclays Capital U.S. Aggregate Bond Index	5.93	6.60		1,178,898
Barclays Capital U.S. 5–10 Year Government/Credit Bond Index	6.50	7.10		1,193,138

				Final Value of
		Since	a $	25,000,000
	One Year	Inception[2]		Investment
Intermediate-Term Bond Index Fund Institutional Shares	6.95%	6.13%		$31,577,124
Barclays Capital U.S. Aggregate Bond Index	5.93	5.73		31,122,903
Barclays Capital U.S. 5–10 Year Government/Credit Bond Index	6.50	5.91		31,327,787

				Final Value
		Since	of a $	10,000
	One Year	Inception[2]		Investment
Intermediate-Term Bond Index Fund ETF Shares Net Asset Value[1]	6.82%	6.55%		$11,904
Barclays Capital U.S. Aggregate Bond Index	5.93	6.05		11,750
Barclays Capital U.S. 5–10 Year Government/Credit Bond Index	6.50	6.37		11,848

Cumulative Returns: ETF Shares, April 3, 2007—December 31, 2009
				Since
	One Year			Inception[2]
Intermediate-Term Bond Market Index Fund ETF Shares
Market Price	4.12%			19.33%
Intermediate-Term Bond Market Index Fund ETF Shares
Net Asset Value	6.82			19.04
Barclays Capital U.S. 5–10 Year Government/Credit Bond Index	6.50			18.48

1 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

2 Performance for the fund and its comparative standards is calculated since the following inception dates: June 4, 2007, for the Signal Shares; January 26, 2006, for the Institutional Shares; and April 3, 2007, for the ETF Shares.

51

Intermediate-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 1999—December 31, 2009

			Investor Shares	Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	5.4%	7.4%	12.8%	12.4%
2001	2.6	6.7	9.3	8.8
2002	4.7	6.2	10.9	13.0
2003	0.6	5.0	5.6	6.0
2004	0.4	4.8	5.2	5.3
2005	–2.9	4.7	1.8	1.8
2006	–1.1	5.0	3.9	3.8
2007	2.4	5.2	7.6	7.6
2008	0.0	4.9	4.9	5.1
2009	2.1	4.7	6.8	6.5

1 Barclays Capital U.S. 5–10 Year Government/Credit Bond Index.

52

Intermediate-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	3.750%	11/15/18	324,860	324,912	3.4%
United States Treasury Note/Bond	2.750%	2/15/19	263,520	242,726	2.5%
United States Treasury Note/Bond	3.375%	11/15/19	251,790	242,308	2.5%
United States Treasury Note/Bond	4.000%	8/15/18	222,975	227,818	2.4%
United States Treasury Note/Bond	4.000%	2/15/15	206,450	219,450	2.3%
United States Treasury Note/Bond	3.125%	5/15/19	219,905	208,325	2.2%
United States Treasury Note/Bond	3.625%	8/15/19	203,115	199,751	2.1%
United States Treasury Note/Bond	3.875%	5/15/18	192,025	195,055	2.0%
United States Treasury Note/Bond	3.500%	2/15/18	155,600	154,385	1.6%
United States Treasury Note/Bond	4.500%	5/15/17	130,095	139,121	1.4%
United States Treasury Note/Bond	7.500%	11/15/16	105,645	133,145	1.4%
United States Treasury Note/Bond	8.750%	5/15/17	98,070	132,624	1.4%
United States Treasury Note/Bond	4.625%	2/15/17	118,290	127,772	1.3%
United States Treasury Note/Bond	4.750%	8/15/17	117,075	127,081	1.3%
United States Treasury Note/Bond	5.125%	5/15/16	107,370	119,751	1.2%
United States Treasury Note/Bond	3.250%	5/31/16	115,725	116,249	1.2%
United States Treasury Note/Bond	4.250%	8/15/15	95,250	101,962	1.1%
United States Treasury Note/Bond	8.875%	8/15/17	71,285	97,204	1.0%
United States Treasury Note/Bond	4.875%	8/15/16	75,595	83,142	0.9%
United States Treasury Note/Bond	9.875%	11/15/15	60,200	82,718	0.9%
United States Treasury Note/Bond	2.750%	11/30/16	85,750	82,575	0.8%
United States Treasury Note/Bond	4.125%	5/15/15	74,070	78,989	0.8%
United States Treasury Note/Bond	3.250%	12/31/16	79,225	78,458	0.8%
United States Treasury Note/Bond	8.875%	2/15/19	51,850	72,444	0.7%
United States Treasury Note/Bond	11.250%	2/15/15	50,615	71,415	0.7%
United States Treasury Note/Bond	2.625%	2/29/16	73,200	71,233	0.7%
United States Treasury Note/Bond	10.625%	8/15/15	46,685	65,578	0.7%
United States Treasury Note/Bond	7.250%	5/15/16	51,450	63,709	0.7%
United States Treasury Note/Bond	4.500%	2/15/16	56,165	60,597	0.6%
United States Treasury Note/Bond	9.250%	2/15/16	41,620	56,057	0.6%

53

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	3.250%	6/30/16	54,815	54,987	0.6%
United States Treasury Note/Bond	3.125%	10/31/16	53,400	52,741	0.5%
United States Treasury Note/Bond	4.625%	11/15/16	45,530	49,251	0.5%
United States Treasury Note/Bond	4.250%	11/15/17	44,405	46,563	0.5%
United States Treasury Note/Bond	9.125%	5/15/18	27,995	39,307	0.4%
United States Treasury Note/Bond	2.375%	3/31/16	40,650	38,897	0.4%
United States Treasury Note/Bond	4.500%	11/15/15	24,825	26,889	0.3%
United States Treasury Note/Bond	2.625%	4/30/16	1,200	1,163	0.0%
				4,286,352	44.4%
Agency Bonds and Notes
1 Federal Home Loan Bank of Chicago	5.625%	6/13/16	4,325	4,365	0.0%
1 Federal Home Loan Banks	5.000%	11/17/17	32,225	34,733	0.4%
1 Federal Home Loan Banks	4.750%	12/16/16	26,750	28,602	0.3%
1 Federal Home Loan Banks	4.875%	5/17/17	24,225	26,023	0.3%
1 Federal Home Loan Banks	5.125%–5.375%	6/18/14–8/15/19	25,895	28,197	0.3%
1 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	52,000	58,050	0.6%
1 Federal Home Loan Mortgage Corp.	4.500%	1/15/15	27,950	30,035	0.3%
1 Federal Home Loan Mortgage Corp.	4.750%	1/19/16	23,925	25,805	0.3%
1 Federal Home Loan
Mortgage Corp.	3.750%–5.250%	1/26/15–3/27/19	68,150	71,700	0.7%
1 Federal National Mortgage Assn.	4.875%	12/15/16	44,900	48,493	0.5%
1 Federal National Mortgage Assn.	5.000%	2/13/17	37,175	40,330	0.4%
1 Federal National Mortgage Assn.	5.375%	6/12/17	25,000	27,660	0.3%
1 Federal National Mortgage Assn.	5.000%	4/15/15	25,000	27,417	0.3%
1 Federal National
Mortgage Assn.	0.000%–5.250%	10/15/15–10/9/19	63,400	63,250	0.7%
Agency Bonds and Notes—Other †				99,614	1.0%
				614,274	6.4%
Total U.S. Government and Agency Obligations (Cost $4,860,857)				4,900,626	50.8%
[2]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $ 2,788) †				2,887	0.0%
Corporate Bonds
Finance
Banking
Bank of America Corp.	5.250%–7.750%	8/15/15–6/1/19	87,900	91,079	0.9%
Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	16,050	15,706	0.2%
Bank One Corp.	4.900%	4/30/15	6,150	6,343	0.1%
Bear Stearns Cos. LLC	5.300%–7.250%	10/30/15–2/1/18	44,150	48,149	0.5%
Countrywide Financial Corp.	6.250%	5/15/16	3,775	3,848	0.0%
Goldman Sachs Group Inc.	5.125%–7.500%	1/15/15–2/15/19	98,700	105,096	1.1%
JPMorgan Chase & Co.	4.750%–6.300%	3/1/15–4/23/19	57,450	61,805	0.6%
JPMorgan Chase Bank NA	5.875%–6.000%	6/13/16–10/1/17	8,900	9,378	0.1%
MBNA Corp.	5.000%	6/15/15	1,300	1,297	0.0%
Merrill Lynch & Co. Inc.	6.875%	4/25/18	34,850	37,604	0.4%
Merrill Lynch & Co. Inc.	5.000%–6.500%	1/15/15–7/15/18	34,550	35,269	0.4%
Morgan Stanley	5.375%–7.300%	4/28/15–9/23/19	118,675	124,395	1.3%
2 Banking—Other †				505,883	5.2%
Brokerage †				26,538	0.3%
Finance Companies
General Electric Capital Corp.	5.625%	5/1/18	27,925	28,552	0.3%
3 General Electric Capital Corp.	4.375%–6.375%	9/21/15–11/15/67	48,850	47,546	0.5%
Finance Companies—Other †				41,625	0.4%
Insurance †				236,723	2.5%
Other Finance †				1,625	0.0%

54

Intermediate-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Real Estate Investment Trusts
	Arden Realty LP	5.250%	3/1/15	1,250	1,287	0.0%
	Real Estate Investment Trusts—Other †				99,328	1.0%
					1,529,076	15.8%
Industrial
2	Basic Industry †				237,878	2.5%
	Capital Goods
	General Electric Co.	5.250%	12/6/17	20,475	20,890	0.2%
2	Capital Goods—Other †				200,315	2.1%
2	Communication †				376,508	3.9%
	Consumer Cyclical †				164,217	1.7%
2	Consumer Noncyclical †				533,444	5.5%
2	Energy †				270,905	2.8%
	Other Industrial †				1,387	0.0%
	Technology †				174,297	1.8%
	Transportation †				76,364	0.8%
					2,056,205	21.3%
Utilities
	Electric †				287,552	3.0%
2	Natural Gas †				131,655	1.4%
	Other Utility †				3,704	0.0%
					422,911	4.4%
Total Corporate Bonds (Cost $3,784,644)					4,008,192	41.5%
Sovereign Bonds (U.S. Dollar-Denominated)
	Italian Republic	5.250%	9/20/16	25,700	27,377	0.3%
2	Sovereign Bonds (U.S. Dollar-Denominated)—Other †				585,622	6.0%
Total Sovereign Bonds (Cost $582,711)					612,999	6.3%
Taxable Municipal Bonds (Cost $15,949) †					16,100	0.2%

				Shares
Temporary Cash Investment
Money Market Fund
4,5	Vanguard Market
	Liquidity Fund (Cost $56,243)	0.187%		56,242,980	56,243	0.6%
^Total Investments (Cost $9,303,192)					9,597,047	99.4%
Other Assets and Liabilities
Other Assets					266,986	2.8%
Liabilities[5]					(207,797)	(2.2%)
					59,189	0.6%
Net Assets					9,656,236	100.0%

55

Intermediate-Term Bond Index Fund

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	9,430,649
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(68,268)
Unrealized Appreciation (Depreciation)	293,855
Net Assets	9,656,236

Investor Shares—Net Assets
Applicable to 324,599,385 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,478,806
Net Asset Value Per Share—Investor Shares	$10.72

Admiral Shares—Net Assets
Applicable to 234,049,217 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,508,355
Net Asset Value Per Share—Admiral Shares	$10.72

Signal Shares—Net Assets
Applicable to 178,918,245 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,917,503
Net Asset Value Per Share—Signal Shares	$10.72

Institutional Shares—Net Assets
Applicable to 48,667,867 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	521,586
Net Asset Value Per Share—Institutional Shares	$10.72

ETF Shares—Net Assets
Applicable to 15,600,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,229,986
Net Asset Value Per Share—ETF Shares	$78.85

• See Note A in Notes to Financial Statements.

^ The total value of securities on loan is $2,386,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $72,647,000, representing 0.8% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 Includes $2,472,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Intermediate-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1]	421,323
Security Lending	177
Total Income	421,500
Expenses
The Vanguard Group—Note B
Investment Advisory Services	820
Management and Administrative—Investor Shares	5,901
Management and Administrative—Admiral Shares	2,032
Management and Administrative—Signal Shares	1,356
Management and Administrative—Institutional Shares	135
Management and Administrative—ETF Shares	637
Marketing and Distribution—Investor Shares	909
Marketing and Distribution—Admiral Shares	516
Marketing and Distribution—Signal Shares	517
Marketing and Distribution—Institutional Shares	148
Marketing and Distribution—ETF Shares	249
Custodian Fees	94
Auditing Fees	44
Shareholders’ Reports and Proxies—Investor Shares	206
Shareholders’ Reports and Proxies—Admiral Shares	26
Shareholders’ Reports and Proxies—Signal Shares	9
Shareholders’ Reports and Proxies—Institutional Shares	—
Shareholders’ Reports and Proxies—ETF Shares	52
Trustees’ Fees and Expenses	16
Total Expenses	13,667
Net Investment Income	407,833
Realized Net Gain (Loss) on Investment Securities Sold	35,773
Change in Unrealized Appreciation (Depreciation) of Investment Securities	136,972
Net Increase (Decrease) in Net Assets Resulting from Operations	580,578
1 Interest income from an affiliated company of the fund was $414,000.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	407,833	390,193
Realized Net Gain (Loss)	35,773	(3,055)
Change in Unrealized Appreciation (Depreciation)	136,972	(1,555)
Net Increase (Decrease) in Net Assets Resulting from Operations	580,578	385,583
Distributions
Net Investment Income
Investor Shares	(150,877)	(153,431)
Admiral Shares	(111,757)	(117,970)
Signal Shares	(80,944)	(78,791)
Institutional Shares	(22,620)	(21,395)
ETF Shares	(41,635)	(18,606)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(407,833)	(390,193)
Capital Share Transactions
Investor Shares	93,898	300,687
Admiral Shares	6,039	153,622
Signal Shares	164,663	277,805
Institutional Shares	5,641	238,476
ETF Shares	591,961	444,484
Net Increase (Decrease) from Capital Share Transactions	862,202	1,415,074
Total Increase (Decrease)	1,034,947	1,410,464
Net Assets
Beginning of Period	8,621,289	7,210,825
End of Period	9,656,236	8,621,289

See accompanying Notes, which are an integral part of the Financial Statements.

58

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.50	$10.50	$10.25	$10.36	$10.68
Investment Operations
Net Investment Income	.474	.498	.507	.499	.492
Net Realized and Unrealized Gain (Loss)
on Investments	.220	—	.250	(.110)	(.309)
Total from Investment Operations	.694	.498	.757	.389	.183
Distributions
Dividends from Net Investment Income	(.474)	(.498)	(.507)	(.499)	(.492)
Distributions from Realized Capital Gains	—	—	—	—	(.011)
Total Distributions	(.474)	(.498)	(.507)	(.499)	(.503)
Net Asset Value, End of Period	$10.72	$10.50	$10.50	$10.25	$10.36

Total Return[1]	6.79%	4.93%	7.61%	3.91%	1.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,479	$3,318	$3,020	$2,929	$3,009
Ratio of Total Expenses to
Average Net Assets	0.22%	0.19%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	4.50%	4.81%	4.74%	4.91%	4.68%
Portfolio Turnover Rate[2]	72%	89%	72%	86%	76%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.50	$10.50	$10.25	$10.36	$10.68
Investment Operations
Net Investment Income	.485	.506	.515	.506	.499
Net Realized and Unrealized Gain (Loss)
on Investments	.220	—	.250	(.110)	(.309)
Total from Investment Operations	.705	.506	.765	.396	.190
Distributions
Dividends from Net Investment Income	(.485)	(.506)	(.515)	(.506)	(.499)
Distributions from Realized Capital Gains	—	—	—	—	(.011)
Total Distributions	(.485)	(.506)	(.515)	(.506)	(.510)
Net Asset Value, End of Period	$10.72	$10.50	$10.50	$10.25	$10.36

Total Return	6.89%	5.01%	7.70%	3.98%	1.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,508	$2,458	$2,308	$3,118	$2,949
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.60%	4.89%	4.82%	4.98%	4.75%
Portfolio Turnover Rate[1]	72%	89%	72%	86%	76%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Intermediate-Term Bond Index Fund

Financial Highlights

Signal Shares
			June 4,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$10.50	$10.50	$10.12
Investment Operations
Net Investment Income	.485	.506	.297
Net Realized and Unrealized Gain (Loss) on Investments	.220	—	.380
Total from Investment Operations	.705	.506	.677
Distributions
Dividends from Net Investment Income	(.485)	(.506)	(.297)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.485)	(.506)	(.297)
Net Asset Value, End of Period	$10.72	$10.50	$10.50

Total Return	6.89%	5.01%	6.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,918	$1,720	$1,443
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	4.60%	4.89%	4.82%[2]
Portfolio Turnover Rate[3]	72%	89%	72%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares
				Jan. 26,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.50	$10.50	$10.25	$10.29
Investment Operations
Net Investment Income	.490	.510	.518	.473
Net Realized and Unrealized Gain (Loss) on Investments	.220	—	.250	(.040)
Total from Investment Operations	.710	.510	.768	.433
Distributions
Dividends from Net Investment Income	(.490)	(.510)	(.518)	(.473)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.490)	(.510)	(.518)	(.473)
Net Asset Value, End of Period	$10.72	$10.50	$10.50	$10.25

Total Return	6.95%	5.05%	7.73%	4.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$522	$508	$271	$181
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	4.65%	4.93%	4.85%	5.01%[2]
Portfolio Turnover Rate[3]	72%	89%	72%	86%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares
			April 3,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$77.19	$76.96	$74.90
Investment Operations
Net Investment Income	3.474	3.537	2.389
Net Realized and Unrealized Gain (Loss) on Investments	1.660	.230	2.060
Total from Investment Operations	5.134	3.767	4.449
Distributions
Dividends from Net Investment Income	(3.474)	(3.537)	(2.389)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.474)	(3.537)	(2.389)
Net Asset Value, End of Period	$78.85	$77.19	$76.96

Total Return	6.82%	5.07%	6.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,230	$617	$169
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.60%	4.90%	4.81%[2]
Portfolio Turnover Rate[3]	72%	89%	72%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of
1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor
Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are
available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.
Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $25 million. ETF Shares are listed for trading on the NYSE
Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for
U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.
Other temporary cash investments are valued at amortized cost, which approximates market value.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market
Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

64

Intermediate-Term Bond Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $1,989,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.80% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,900,626	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,887	—
Corporate Bonds	—	4,008,192	—
Sovereign Bonds	—	612,999	—
Taxable Municipal Bonds	—	16,100	—
Temporary Cash Investments	56,243	—	—
Total	56,243	9,540,804	—

65

Intermediate-Term Bond Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the year ended December 31, 2009, the fund realized $3,608,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had available realized losses of $66,039,000 to offset future net capital gains of $52,216,000 through December 31, 2014, and $13,823,000 through December 31, 2015.

At December 31, 2009, the cost of investment securities for tax purposes was $9,305,285,000. Net unrealized appreciation of investment securities for tax purposes was $291,762,000, consisting of unrealized gains of $391,855,000 on securities that had risen in value since their purchase and $100,093,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the fund purchased $1,664,523,000 of investment securities and sold $1,426,462,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,663,764,000 and $4,896,005,000, respectively.

66

Intermediate-Term Bond Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,225,673	116,217	1,230,796	118,492
Issued in Lieu of Cash Distributions	133,436	12,655	136,232	13,198
Redeemed	(1,265,211)	(120,211)	(1,066,341)	(103,456)
Net Increase (Decrease)—Investor Shares	93,898	8,661	300,687	28,234
Admiral Shares
Issued	671,113	63,370	668,252	64,244
Issued in Lieu of Cash Distributions	93,288	8,851	101,648	9,843
Redeemed	(758,362)	(72,161)	(616,278)	(60,024)
Net Increase (Decrease)—Admiral Shares	6,039	60	153,622	14,063
Signal Shares
Issued	752,037	71,224	753,648	72,597
Issued in Lieu of Cash Distributions	58,442	5,540	56,772	5,502
Redeemed	(645,816)	(61,600)	(532,615)	(51,782)
Net Increase (Decrease)—Signal Shares	164,663	15,164	277,805	26,317
Institutional Shares
Issued	166,484	15,686	326,022	31,113
Issued in Lieu of Cash Distributions	18,218	1,729	18,455	1,795
Redeemed	(179,061)	(17,140)	(106,001)	(10,288)
Net Increase (Decrease)—Institutional Shares	5,641	275	238,476	22,620
ETF Shares
Issued	637,998	8,200	451,599	5,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(46,037)	(600)	(7,115)	(100)
Net Increase (Decrease)—ETF Shares	591,961	7,600	444,484	5,800

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

67

Long-Term Bond Index Fund

Fund Profile
As of December 31, 2009

Financial Attributes
		Target		Broad
	Fund	Index[1]		Index[2]
Number of Issues	891	1,241		8,413
Yield[3]		5.5%		3.7%
Investor Shares	5.2%
Institutional Shares	5.4%
ETF Shares	5.3%
Yield to Maturity	5.4%[4]	5.5%		3.7%
Average Coupon	6.2%	6.2%		4.7%
Average Effective
Maturity	22.2 years	22.6 years		6.8 years
Average Quality[5]	Aa3/A1	Aa3	/A1	Aa1/Aa2
Average Duration	12.1 years	12.1 years		4.6 years
Expense Ratio[6]		—		—
Investor Shares	0.22%
Institutional Shares	0.09%
ETF Shares	0.14%
Short-Term Reserves	0.4%	—		—

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed				0.1%
Finance				10.2
Foreign				9.2
Industrial				28.7
Treasury/Agency				43.4
Utilities				8.0
Other				0.4

Volatility Measures[8]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.88
Beta	1.01	2.68

Distribution by Maturity (% of portfolio)

Under 1 Year	0.4%
1–5 Years	0.2
5–10 Years	2.3
10–20 Years	34.4
20–30 Years	61.0
Over 30 Years	1.7

Distribution by Credit Quality5 (% of portfolio)

Aaa	44.9%
Aa	8.3
A	22.9
Baa	23.9

Investment Focus

1 Barclays Capital U.S. Long Government/Credit Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectuses dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios for the Long-Term Bond Index Fund were 0.22% for Investor Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares.

7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

68

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Long-Term Bond Index Fund Investor Shares[1]	1.76%	4.97%	7.71%	$21,024
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Barclays Capital U.S. Long
Government/Credit Bond Index	1.92	4.97	7.68	20,960
Corporate A-Rated Debt Funds Average[2]	14.69	3.57	5.29	16,739

			Final Value of
		Since	a $25,000,000
	One Year	Inception[3]	Investment
Long-Term Bond Index Fund Institutional Shares	1.91%	5.40%	$30,712,364
Barclays Capital U.S. Aggregate Bond Index	5.93	5.79	31,148,853
Barclays Capital U.S. Long
Government/Credit Bond Index	1.92	5.27	30,560,906

1 Total return figures do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.; based on average returns for General Government Funds through December 31,2001, and the average returns for Corporate A-Rated Debt Funds thereafter.

3 Performance for the fund’s Institutional Shares and its comparative standards is calculated since the Institutional Shares’ inception on February 2, 2006.

See Financial Highlights for dividend and capital gains information.

69

Long-Term Bond Index Fund

				Final Value
			Since	of a $10,000
		One Year	Inception[2]	Investment
Long-Term Bond Index Fund ETF Shares Net Asset Value[1]		1.79%	5.90%	$11,704
Barclays Capital U.S. Aggregate Bond Index		5.93	6.05	11,750
Barclays Capital U.S. Long Government/Credit Bond Index		1.92	5.78	11,667

Cumulative Returns: ETF Shares, April 3, 2007—December 31, 2009
				Since
		One Year		Inception[2]
Long-Term Bond Market Index Fund ETF Shares Market Price		0.39%		17.19%
Long-Term Bond Market Index Fund ETF Shares Net Asset Value		1.79		17.04
Barclays Capital U.S. Long Government/Credit Bond Index		1.92		16.67

Fiscal-Year Total Returns (%): December 31, 1999—December 31, 2009

			Investor Shares	Barclays[3]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	9.1%	7.5%	16.6%	16.2%
2001	1.6	6.6	8.2	7.3
2002	7.8	6.6	14.4	14.8
2003	0.0	5.5	5.5	5.9
2004	2.8	5.6	8.4	8.6
2005	0.2	5.1	5.3	5.3
2006	–2.6	5.3	2.7	2.7
2007	1.0	5.6	6.6	6.6
2008	2.8	5.8	8.6	8.4
2009	–3.5	5.3	1.8	1.9

1 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

2 Performance for the fund’s ETF Shares and its comparative standards is calculated since the ETF Shares’ inception on April 3, 2007.

3 Barclays Capital U.S. Long Government/Credit Bond Index.

70

Long-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	8.000%	11/15/21	90,495	123,271	4.3%
	United States Treasury Note/Bond	6.250%	8/15/23	81,805	97,744	3.4%
	United States Treasury Note/Bond	4.250%	5/15/39	101,853	95,614	3.3%
	United States Treasury Note/Bond	4.500%	8/15/39	87,821	85,914	3.0%
	United States Treasury Note/Bond	7.125%	2/15/23	60,935	78,187	2.7%
	United States Treasury Note/Bond	4.500%	5/15/38	69,685	68,302	2.4%
	United States Treasury Note/Bond	5.000%	5/15/37	52,325	55,612	1.9%
	United States Treasury Note/Bond	3.500%	2/15/39	65,783	53,942	1.9%
	United States Treasury Note/Bond	4.375%	2/15/38	55,848	53,657	1.9%
	United States Treasury Note/Bond	5.375%	2/15/31	47,370	52,374	1.8%
	United States Treasury Note/Bond	7.625%	11/15/22	37,240	49,686	1.7%
	United States Treasury Note/Bond	6.375%	8/15/27	39,085	47,739	1.7%
	United States Treasury Note/Bond	6.125%	8/15/29	37,805	45,407	1.6%
	United States Treasury Note/Bond	6.625%	2/15/27	31,355	39,169	1.4%
	United States Treasury Note/Bond	7.500%	11/15/24	25,350	33,906	1.2%
	United States Treasury Note/Bond	3.375%	11/15/19	23,236	22,361	0.8%
	United States Treasury Note/Bond	8.125%	8/15/21	15,885	21,795	0.8%
	United States Treasury Note/Bond	5.500%	8/15/28	12,755	14,220	0.5%
	United States Treasury Note/Bond	6.125%	11/15/27	10,450	12,452	0.4%
	United States Treasury Note/Bond	8.750%	8/15/20	7,205	10,195	0.3%
	United States Treasury
	Note/Bond	1.125%–8.500%	2/15/10–11/15/39	23,985	26,172	0.9%
					1,087,719	37.9%
Agency Bonds and Notes
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	12,125	14,850	0.5%
1	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	7,700	9,250	0.3%
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	4,525	5,267	0.2%
1	Federal National Mortgage Assn.	7.125%	1/15/30	12,075	15,271	0.5%
1	Federal National Mortgage Assn.	6.250%	5/15/29	8,300	9,560	0.3%
1	Federal National Mortgage Assn.	7.250%	5/15/30	6,635	8,503	0.3%

71

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
1 Federal National Mortgage Assn.	5.625%	7/15/37	7,325	7,717	0.3%
1 Federal National
Mortgage Assn.	6.210%–6.625%	11/15/30–8/6/38	4,300	5,097	0.2%
Agency Bonds and Notes—Other †				43,564	1.5%
				119,079	4.1%
Total U.S. Government and Agency Obligations (Cost $1,221,654)				1,206,798	42.0%
Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,500) †				2,905	0.1%
Corporate Bonds
Finance
Banking
Goldman Sachs Group Inc.	6.750%	10/1/37	11,025	11,255	0.4%
2 Banking—Other †				162,738	5.7%
Brokerage †				2,371	0.1%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	19,675	20,048	0.7%
General Electric Capital Corp.	5.875%	1/14/38	9,925	9,207	0.3%
General Electric Capital Corp.	6.150%–6.875%	8/7/37–1/10/39	11,125	11,006	0.3%
Finance Companies—Other †				1,483	0.1%
Insurance †				72,918	2.5%
				291,026	10.1%
Industrial
Basic Industry †				54,221	1.9%
2 Capital Goods †				57,832	2.0%
Communication
Alltel Corp.	7.875%	7/1/32	3,025	3,641	0.1%
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,000	971	0.0%
AT&T Corp.	8.000%	11/15/31	4,350	5,319	0.2%
AT&T Inc.	6.450%	6/15/34	7,750	7,957	0.3%
AT&T Inc.	6.550%	2/15/39	6,600	6,969	0.2%
AT&T Inc.	6.300%–6.500%	9/1/37–5/15/38	10,225	10,483	0.4%
AT&T Mobility LLC	7.125%	12/15/31	2,425	2,728	0.1%
Bellsouth Capital Funding Corp.	7.875%	2/15/30	4,250	4,830	0.2%
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	4,230	4,230	0.2%
BellSouth Telecommunications Inc.	6.375%	6/1/28	4,140	4,113	0.1%
Comcast Corp.	6.500%	11/15/35	7,025	7,262	0.3%
Deutsche Telekom
International Finance BV	8.750%	6/15/30	8,825	11,442	0.4%
France Telecom SA	8.500%	3/1/31	5,550	7,374	0.3%
GTE Corp.	6.940%–8.750%	11/1/21–4/15/28	3,175	3,477	0.1%
New Cingular Wireless Services Inc.	8.750%	3/1/31	4,875	6,304	0.2%
Pacific Bell Telephone Co.	7.125%	3/15/26	550	605	0.0%
Verizon Communications Inc.	5.850%–8.950%	9/15/35–4/1/39	15,950	17,433	0.6%
Verizon Global Funding Corp.	7.750%	12/1/30	6,825	8,068	0.3%
Verizon Maryland Inc.	5.125%	6/15/33	500	390	0.0%
Verizon New England Inc.	7.875%	11/15/29	400	436	0.0%
Verizon New York Inc.	7.375%	4/1/32	650	686	0.0%
2 Communication—Other †				108,781	3.8%
Consumer Cyclical
Historic TW Inc.	6.625%	5/15/29	6,975	7,318	0.2%
Consumer Cyclical—Other †				85,378	3.0%
Consumer Noncyclical
AstraZeneca PLC	6.450%	9/15/37	6,750	7,567	0.2%
Pfizer Inc.	7.200%	3/15/39	6,275	7,725	0.3%
2 Consumer Noncyclical—Other †				163,129	5.7%

72

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Energy
Tosco Corp.	8.125%	2/15/30	7,500	9,111	0.3%
2 Energy—Other †				125,536	4.4%
Technology †				38,419	1.4%
Transportation †				40,549	1.4%
				820,284	28.6%
Utilities
Electric
Midamerican Energy Holdings Co.	6.125%	4/1/36	7,475	7,612	0.3%
Pacific Gas & Electric Co.	6.050%	3/1/34	7,875	8,249	0.3%
2 Electric—Other †				153,678	5.3%
Natural Gas †				56,888	2.0%
Other Utility †				1,904	0.1%
				228,331	8.0%
Total Corporate Bonds (Cost $1,305,019)				1,339,641	46.7%
Sovereign Bonds (U.S. Dollar-Denominated)
Brazilian Government
International Bond	11.000%	8/17/40	9,900	13,192	0.5%
Brazilian Government
International Bond	8.750%	2/4/25	8,500	10,965	0.4%
Brazilian Government
International Bond	10.125%	5/15/27	6,700	9,832	0.3%
Brazilian Government
International Bond	7.125%	1/20/37	6,850	7,842	0.3%
Brazilian Government
International Bond	8.250%	1/20/34	5,675	7,221	0.2%
Brazilian Government
International Bond	5.625%–8.875%	4/15/24–1/7/41	5,150	5,901	0.2%
Italian Republic	6.875%	9/27/23	6,600	7,451	0.3%
Mexico Government
International Bond	6.750%	9/27/34	12,500	13,247	0.5%
Mexico Government
International Bond	8.125%	12/30/19	5,750	7,026	0.2%
Mexico Government
International Bond	8.300%	8/15/31	1,325	1,639	0.1%
Pemex Project Funding Master Trust	6.625%	6/15/35–6/15/38	5,275	4,979	0.2%
Petrobras International
Finance Co.	5.750%–6.875%	1/20/20–1/20/40	8,425	8,540	0.3%
United Mexican States	6.050%	1/11/40	4,400	4,230	0.1%
Sovereign Bonds (U.S. Dollar-Denominated)—Other †				63,455	2.2%
Total Sovereign Bonds (Cost $165,505)				165,520	5.8%
Taxable Municipal Bonds
Illinois GO	5.100%	6/1/33	18,125	15,150	0.5%
Taxable Municipal Bonds—Other †				94,119	3.3%
Total Taxable Municipal Bonds (Cost $113,728)				109,269	3.8%
73

Long-Term Bond Index Fund

			Market	Percentage
			Value•	of Net
Coupon		Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
3 Vanguard Market
Liquidity Fund (Cost $32,005)	0.187%	32,005,393	32,005	1.1%
Total Investments (Cost $2,840,411)			2,856,138	99.5%
Other Assets and Liabilities
Other Assets			51,525	1.8%
Liabilities			(37,885)	(1.3%)
			13,640	0.5%
Net Assets			2,869,778	100.0%

At December 31, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				2,860,566
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(6,515)
Unrealized Appreciation (Depreciation)				15,727
Net Assets				2,869,778

Investor Shares—Net Assets
Applicable to 177,314,400 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,049,139
Net Asset Value Per Share—Investor Shares				$11.56

Institutional Shares—Net Assets
Applicable to 44,080,814 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				509,421
Net Asset Value Per Share—Institutional Shares				$11.56

ETF Shares—Net Assets
Applicable to 4,100,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				311,218
Net Asset Value Per Share—ETF Shares				$75.91

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 Certain of the fund's securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $18,926,000, representing 0.7% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

74

Long-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1]	154,697
Security Lending	4
Total Income	154,701
Expenses
The Vanguard Group—Note B
Investment Advisory Services	257
Management and Administrative—Investor Shares	3,814
Management and Administrative—Institutional Shares	128
Management and Administrative—ETF Shares	128
Marketing and Distribution—Investor Shares	566
Marketing and Distribution—Institutional Shares	113
Marketing and Distribution—ETF Shares	47
Custodian Fees	65
Auditing Fees	20
Shareholders' Reports and Proxies—Investor Shares	146
Shareholders' Reports and Proxies—Institutional Shares	—
Shareholders' Reports and Proxies—ETF Shares	14
Trustees' Fees and Expenses	5
Total Expenses	5,303
Net Investment Income	149,398
Realized Net Gain (Loss) on Investment Securities Sold	10,368
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(134,448)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,318
1 Interest income from an affiliated company of the fund was $123,000.

See accompanying Notes, which are an integral part of the Financial Statements.

75

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	149,398	154,878
Realized Net Gain (Loss)	10,368	911
Change in Unrealized Appreciation (Depreciation)	(134,448)	80,786
Net Increase (Decrease) in Net Assets Resulting from Operations	25,318	236,575
Distributions
Net Investment Income
Investor Shares	(116,480)	(126,834)
Institutional Shares	(23,007)	(22,249)
ETF Shares	(9,911)	(5,795)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(149,398)	(154,878)
Capital Share Transactions
Investor Shares	(368,882)	171,319
Institutional Shares	133,570	(32,056)
ETF Shares	173,643	58,839
Net Increase (Decrease) from Capital Share Transactions	(61,669)	198,102
Total Increase (Decrease)	(185,749)	279,799
Net Assets
Beginning of Period	3,055,527	2,775,728
End of Period	2,869,778	3,055,527

See accompanying Notes, which are an integral part of the Financial Statements.

76

Long-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.98	$11.65	$11.53	$11.84	$11.82
Investment Operations
Net Investment Income	.608	.618	.613	.603	.601
Net Realized and Unrealized Gain (Loss)
on Investments	(.420)	.330	.120	(.310)	.020
Total from Investment Operations	.188	.948	.733	.293	.621
Distributions
Dividends from Net Investment Income	(.608)	(.618)	(.613)	(.603)	(.601)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.608)	(.618)	(.613)	(.603)	(.601)
Net Asset Value, End of Period	$11.56	$11.98	$11.65	$11.53	$11.84

Total Return[1]	1.76%	8.64%	6.59%	2.67%	5.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,049	$2,518	$2,277	$1,898	$1,893
Ratio of Total Expenses
to Average Net Assets	0.22%	0.19%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	5.33%	5.49%	5.34%	5.30%	5.03%
Portfolio Turnover Rate[2]	69%	67%	62%	55%	52%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

77

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares
				Feb. 2,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.98	$11.65	$11.53	$11.66
Investment Operations
Net Investment Income	.625	.632	.626	.559
Net Realized and Unrealized Gain (Loss) on Investments	(.420)	.330	.120	(.130)
Total from Investment Operations	.205	.962	.746	.429
Distributions
Dividends from Net Investment Income	(.625)	(.632)	(.626)	(.559)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.625)	(.632)	(.626)	(.559)
Net Asset Value, End of Period	$11.56	$11.98	$11.65	$11.53

Total Return	1.91%	8.77%	6.71%	3.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$509	$388	$415	$309
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	5.48%	5.61%	5.45%	5.40%[2]
Portfolio Turnover Rate[3]	69%	67%	62%	55%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

78

Long-Term Bond Index Fund

Financial Highlights

ETF Shares
			April 3,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$78.66	$76.38	$74.90
Investment Operations
Net Investment Income	4.005	4.004	2.740
Net Realized and Unrealized Gain (Loss) on Investments	(2.750)	2.280	1.480
Total from Investment Operations	1.255	6.284	4.220
Distributions
Dividends from Net Investment Income	(4.005)	(4.004)	(2.740)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(4.005)	(4.004)	(2.740)
Net Asset Value, End of Period	$75.91	$78.66	$76.38

Total Return	1.79%	8.70%	5.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$311	$149	$84
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	5.43%	5.58%	5.41%[2]
Portfolio Turnover Rate[3]	69%	67%	62%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

79

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $25 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

80

Long-Term Bond Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $594,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,206,798	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,905	—
Corporate Bonds	—	1,339,641	—
Sovereign Bonds	—	165,520	—
Taxable Municipal Bonds	—	109,269	—
Temporary Cash Investments	32,005	—	—
Total	32,005	2,824,133	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the year ended December 31, 2009, the fund realized $3,913,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had available capital loss carryforwards totaling $5,703,000 to offset future net capital gains through December 31, 2014.

81

Long-Term Bond Index Fund

At December 31, 2009, the cost of investment securities for tax purposes was $2,841,223,000. Net unrealized appreciation of investment securities for tax purposes was $14,915,000, consisting of unrealized gains of $93,157,000 on securities that had risen in value since their purchase and $78,242,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the fund purchased $588,540,000 of investment securities and sold $505,713,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,476,290,000 and $1,581,974,000, respectively.

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	472,981	41,195	695,857	61,565
Issued in Lieu of Cash Distributions	99,551	8,728	111,322	9,918
Redeemed	(941,414)	(82,720)	(635,860)	(56,733)
Net Increase (Decrease)—Investor Shares	(368,882)	(32,797)	171,319	14,750
Institutional Shares
Issued	178,284	15,672	159,587	13,869
Issued in Lieu of Cash Distributions	18,631	1,625	20,843	1,854
Redeemed	(63,345)	(5,589)	(212,486)	(18,950)
Net Increase (Decrease)—Institutional Shares	133,570	11,708	(32,056)	(3,227)
ETF Shares
Issued	203,678	2,600	58,839	800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(30,035)	(400)	—	—
Net Increase (Decrease)—ETF Shares	173,643	2,200	58,839	800

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

82

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund:

In our opinion, the accompanying statements of net assets–investments summary, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years for the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 12, 2010

83

Special 2009 tax information (unaudited) for Vanguard Total Bond Market Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 92.0% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Short-Term Bond Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,046,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 85.6% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Intermediate-Term Bond Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 86.1% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Long-Term Bond Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 81.7% of income dividends are interest-related dividends.

84

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying tables illustrate your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

85

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Index Fund	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return
Total Bond Market
Investor Shares	$1,000.00	$1,037.48	$1.13
Admiral Shares	1,000.00	1,038.11	0.51
Signal Shares	1,000.00	1,038.13	0.46
Institutional Shares	1,000.00	1,038.33	0.26
ETF Shares	1,000.00	1,038.65	0.51
Short-Term Bond
Investor Shares	$1,000.00	$1,022.93	$1.12
Admiral Shares	1,000.00	1,023.57	0.46
Signal Shares	1,000.00	1,023.55	0.51
ETF Shares	1,000.00	1,023.67	0.51
Intermediate-Term Bond
Investor Shares	$1,000.00	$1,053.53	$1.14
Admiral Shares	1,000.00	1,054.20	0.47
Signal Shares	1,000.00	1,054.18	0.52
Institutional Shares	1,000.00	1,054.42	0.26
ETF Shares	1,000.00	1,053.64	0.52
Long-Term Bond
Investor Shares	$1,000.00	$1,054.33	$1.14
Institutional Shares	1,000.00	1,055.20	0.26
ETF Shares	1,000.00	1,054.66	0.52

1 These calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Total Bond Market Index Fund, 0.22% for Investor Shares, 0.10% for Admiral Shares, 0.09% for Signal Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares; for the Short-Term Bond Index Fund, 0.22% for Investor Shares, 0.09% for Admiral Shares, 0.10% for Signal Shares, 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.22% for Investor Shares, 0.09% for Admiral Shares, 0.10% for Signal Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.22% for Investor Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

86

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Index Fund	6/30/2009	12/31/2009	Period[1]
Based on Hypothetical 5% Yearly Return
Total Bond Market
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.70	0.51
Signal Shares	1,000.00	1,024.75	0.46
Institutional Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51
Short-Term Bond
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.75	0.46
Signal Shares	1,000.00	1,024.70	0.51
ETF Shares	1,000.00	1,024.70	0.51
Intermediate-Term Bond
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.75	0.46
Signal Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51
Long -Term Bond
Investor Shares	$1,000.00	$1,024.10	$1.12
Institutional Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51

1 These calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Total Bond Market Index Fund, 0.22% for Investor Shares, 0.10% for Admiral Shares, 0.09% for Signal Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares; for the Short-Term Bond Index Fund, 0.22% for Investor Shares, 0.09% for Admiral Shares, 0.10% for Signal Shares, 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.22% for Investor Shares, 0.09% for Admiral Shares, 0.10% for Signal Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.22% for Investor Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

87

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

88

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

89

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer since 2006 (retired 2008) and Member of the Executive Committee (retired 2008) of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer of Johnson & Johnson (1997–2005); Director of the University Medical Center at Princeton and Women’s Research and Education Institute; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), the Lumina Foundation for Education, and the Columbus Community Education Coalition; Chairman of the Advisory Council for the College of Arts and Letters at the University of Notre Dame.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services); Deputy Chairman of the Federal Reserve Bank of Cleveland; Trustee of University Hospitals of Cleveland, The Cleveland Museum of Art, and Case Western Reserve University.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President since 2007 and Chief Operating Officer since 2005 of Corning Incorporated (communications equipment); President of Corning Technologies (2001–2005); Director of Corning Incorporated and Dow Corning; Trustee of the Corning Incorporated Foundation and the Corning Museum of Glass; Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller

Michael S. Miller
James M. Norris
Glenn W. Reed
George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

Vanguard ETFs® are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. Source of index data: Barclays Capital Global Family of Indices. Copyright 2009, Barclays Capital. All rights reserved.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q840 022010

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (71.2%)
U.S. Government Securities (30.0%)
United States Treasury Inflation Indexed Bonds	3.500%	1/15/11	62,575	80,613
United States Treasury Note/Bond	2.000%	2/28/10	14,500	14,541
United States Treasury Note/Bond	4.000%	3/15/10	21,000	21,157
United States Treasury Note/Bond	1.750%	3/31/10	26,900	27,001
United States Treasury Note/Bond	4.000%	4/15/10	2,995	3,027
United States Treasury Note/Bond	2.625%	5/31/10	40,400	40,798
United States Treasury Note/Bond	4.125%	8/15/10	32,386	33,145
United States Treasury Note/Bond	5.750%	8/15/10	49,090	50,724
United States Treasury Note/Bond	2.375%	8/31/10	20,470	20,739
United States Treasury Note/Bond	2.000%	9/30/10	39,460	39,922
United States Treasury Note/Bond	4.375%	12/15/10	495,025	513,123
United States Treasury Note/Bond	0.875%	12/31/10	350	351
United States Treasury Note/Bond	4.250%	1/15/11	170,475	176,868
United States Treasury Note/Bond	0.875%	1/31/11	111,615	111,946
United States Treasury Note/Bond	5.000%	2/15/11	9,975	10,454
United States Treasury Note/Bond	0.875%	2/28/11	725,950	727,649
United States Treasury Note/Bond	4.500%	2/28/11	80,090	83,594
United States Treasury Note/Bond	0.875%	3/31/11	9,025	9,041
United States Treasury Note/Bond	0.875%	4/30/11	3,575	3,579
United States Treasury Note/Bond	4.875%	4/30/11	248,755	261,971
United States Treasury Note/Bond	0.875%	5/31/11	19,715	19,736
United States Treasury Note/Bond	1.125%	6/30/11	303,950	305,138
United States Treasury Note/Bond	5.125%	6/30/11	759,035	806,475
United States Treasury Note/Bond	1.000%	7/31/11	204,150	204,438
United States Treasury Note/Bond	5.000%	8/15/11	7,105	7,575
United States Treasury Note/Bond	1.000%	8/31/11	129,573	129,613
United States Treasury Note/Bond	4.625%	8/31/11	44,225	46,892
United States Treasury Note/Bond	1.000%	9/30/11	6,650	6,647
United States Treasury Note/Bond	4.500%	9/30/11	125,007	132,507
United States Treasury Note/Bond	1.000%	10/31/11	570	569
United States Treasury Note/Bond	4.625%	10/31/11	133,965	142,651
United States Treasury Note/Bond	1.750%	11/15/11	500	506
United States Treasury Note/Bond	0.750%	11/30/11	196,269	194,981
United States Treasury Note/Bond	4.500%	11/30/11	16,925	18,020
United States Treasury Note/Bond	1.125%	12/15/11	158,890	158,939
United States Treasury Note/Bond	4.625%	12/31/11	200	214
United States Treasury Note/Bond	1.125%	1/15/12	47,500	47,455
United States Treasury Note/Bond	4.750%	1/31/12	28,265	30,336
United States Treasury Note/Bond	1.375%	2/15/12	152,250	152,678
United States Treasury Note/Bond	4.875%	2/15/12	276,345	297,331
United States Treasury Note/Bond	4.625%	2/29/12	81,415	87,279
United States Treasury Note/Bond	4.500%	3/31/12	89,285	95,563
United States Treasury Note/Bond	1.375%	4/15/12	312,714	313,055
United States Treasury Note/Bond	4.500%	4/30/12	298,290	319,824
United States Treasury Note/Bond	1.375%	5/15/12	357,050	357,107
United States Treasury Note/Bond	4.750%	5/31/12	315,390	340,621
United States Treasury Note/Bond	1.875%	6/15/12	135,175	136,654
United States Treasury Note/Bond	4.875%	6/30/12	178,365	193,471
United States Treasury Note/Bond	1.500%	7/15/12	75,550	75,680
United States Treasury Note/Bond	4.625%	7/31/12	46,950	50,714
United States Treasury Note/Bond	1.750%	8/15/12	85,850	86,413
United States Treasury Note/Bond	4.125%	8/31/12	5,446	5,823
United States Treasury Note/Bond	1.375%	9/15/12	49,843	49,625
United States Treasury Note/Bond	4.250%	9/30/12	24,590	26,396
United States Treasury Note/Bond	1.375%	10/15/12	50,950	50,679
United States Treasury Note/Bond	3.875%	10/31/12	43,650	46,453
United States Treasury Note/Bond	1.375%	11/15/12	395	392
United States Treasury Note/Bond	4.000%	11/15/12	12,650	13,516
United States Treasury Note/Bond	1.125%	12/15/12	475,550	468,046
United States Treasury Note/Bond	3.875%	2/15/13	239,975	255,648
United States Treasury Note/Bond	2.750%	2/28/13	32,545	33,542

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.625%	5/15/13	51,245	54,272
United States Treasury Note/Bond	3.500%	5/31/13	21,505	22,668
United States Treasury Note/Bond	3.375%	6/30/13	8,515	8,939
United States Treasury Note/Bond	3.375%	7/31/13	10,150	10,657
United States Treasury Note/Bond	4.250%	8/15/13	30,150	32,543
United States Treasury Note/Bond	3.125%	8/31/13	40,770	42,382
United States Treasury Note/Bond	3.125%	9/30/13	605,510	629,446
United States Treasury Note/Bond	2.750%	10/31/13	552,108	565,568
United States Treasury Note/Bond	4.250%	11/15/13	6,560	7,088
United States Treasury Note/Bond	2.000%	11/30/13	55,985	55,696
United States Treasury Note/Bond	1.500%	12/31/13	293,000	285,356
United States Treasury Note/Bond	1.750%	1/31/14	153,500	150,622
United States Treasury Note/Bond	4.000%	2/15/14	43,075	46,070
United States Treasury Note/Bond	1.875%	2/28/14	125,350	123,313
United States Treasury Note/Bond	1.750%	3/31/14	402,775	393,274
United States Treasury Note/Bond	1.875%	4/30/14	214,825	210,428
United States Treasury Note/Bond	4.750%	5/15/14	40,698	44,793
United States Treasury Note/Bond	2.250%	5/31/14	172,940	171,778
United States Treasury Note/Bond	2.625%	6/30/14	70,100	70,626
United States Treasury Note/Bond	2.625%	7/31/14	171,745	172,657
United States Treasury Note/Bond	4.250%	8/15/14	6,000	6,474
United States Treasury Note/Bond	2.375%	8/31/14	157,705	156,571
United States Treasury Note/Bond	2.375%	9/30/14	111,860	110,934
United States Treasury Note/Bond	2.375%	10/31/14	254,190	251,491
United States Treasury Note/Bond	2.125%	11/30/14	487,509	476,160
United States Treasury Note/Bond	2.625%	12/31/14	145,100	144,363
United States Treasury Note/Bond	4.000%	2/15/15	87,835	93,366
United States Treasury Note/Bond	11.250%	2/15/15	49,325	69,595
United States Treasury Note/Bond	4.125%	5/15/15	147,995	157,823
United States Treasury Note/Bond	4.250%	8/15/15	32,805	35,117
United States Treasury Note/Bond	10.625%	8/15/15	5,775	8,112
United States Treasury Note/Bond	4.500%	11/15/15	13,070	14,157
United States Treasury Note/Bond	9.875%	11/15/15	256,225	352,069
United States Treasury Note/Bond	4.500%	2/15/16	4,895	5,281
United States Treasury Note/Bond	9.250%	2/15/16	6,625	8,923
United States Treasury Note/Bond	2.625%	2/29/16	182,250	177,353
United States Treasury Note/Bond	2.375%	3/31/16	1,225	1,172
United States Treasury Note/Bond	2.625%	4/30/16	10,925	10,589
United States Treasury Note/Bond	5.125%	5/15/16	208,385	232,414
United States Treasury Note/Bond	7.250%	5/15/16	48,065	59,518
United States Treasury Note/Bond	3.250%	5/31/16	47,875	48,092
United States Treasury Note/Bond	3.250%	6/30/16	247,645	248,420
United States Treasury Note/Bond	4.875%	8/15/16	89,810	98,777
United States Treasury Note/Bond	3.000%	9/30/16	1,650	1,620
United States Treasury Note/Bond	3.125%	10/31/16	63,735	62,949
United States Treasury Note/Bond	4.625%	11/15/16	15,096	16,330
United States Treasury Note/Bond	7.500%	11/15/16	83,602	105,364
United States Treasury Note/Bond	2.750%	11/30/16	10,775	10,376
United States Treasury Note/Bond	4.625%	2/15/17	225	243
United States Treasury Note/Bond	4.500%	5/15/17	14,620	15,634
United States Treasury Note/Bond	8.750%	5/15/17	315,790	427,055
United States Treasury Note/Bond	4.750%	8/15/17	322,525	350,091
United States Treasury Note/Bond	8.875%	8/15/17	25,860	35,262
United States Treasury Note/Bond	4.250%	11/15/17	236,010	247,478
United States Treasury Note/Bond	3.500%	2/15/18	117,525	116,607
United States Treasury Note/Bond	3.875%	5/15/18	396,016	402,265
United States Treasury Note/Bond	9.125%	5/15/18	3,260	4,577
United States Treasury Note/Bond	4.000%	8/15/18	193,300	197,498
United States Treasury Note/Bond	3.750%	11/15/18	11,960	11,962
United States Treasury Note/Bond	8.875%	2/15/19	171,900	240,177
United States Treasury Note/Bond	3.125%	5/15/19	117,350	111,170
United States Treasury Note/Bond	3.625%	8/15/19	81,090	79,747
United States Treasury Note/Bond	8.125%	8/15/19	65,605	88,331
United States Treasury Note/Bond	3.375%	11/15/19	656,389	631,669

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	8.500%	2/15/20	1,740	2,412
United States Treasury Note/Bond	8.750%	8/15/20	230,025	325,485
United States Treasury Note/Bond	7.875%	2/15/21	199,237	267,912
United States Treasury Note/Bond	8.125%	5/15/21	11,850	16,218
United States Treasury Note/Bond	8.125%	8/15/21	131,140	179,928
United States Treasury Note/Bond	8.000%	11/15/21	58,695	79,954
United States Treasury Note/Bond	7.250%	8/15/22	335	434
United States Treasury Note/Bond	7.625%	11/15/22	60,080	80,160
United States Treasury Note/Bond	7.125%	2/15/23	85,210	109,336
United States Treasury Note/Bond	6.250%	8/15/23	314,920	376,279
United States Treasury Note/Bond	7.625%	2/15/25	612	827
United States Treasury Note/Bond	6.875%	8/15/25	40,350	51,219
United States Treasury Note/Bond	6.000%	2/15/26	970	1,135
United States Treasury Note/Bond	6.750%	8/15/26	186,530	235,406
United States Treasury Note/Bond	6.500%	11/15/26	4,630	5,710
United States Treasury Note/Bond	6.625%	2/15/27	48,410	60,475
United States Treasury Note/Bond	6.375%	8/15/27	25,270	30,865
United States Treasury Note/Bond	6.125%	11/15/27	4,905	5,845
United States Treasury Note/Bond	5.500%	8/15/28	25,590	28,529
United States Treasury Note/Bond	5.250%	11/15/28	7,550	8,185
United States Treasury Note/Bond	5.250%	2/15/29	89,315	96,809
United States Treasury Note/Bond	6.125%	8/15/29	103,975	124,883
United States Treasury Note/Bond	6.250%	5/15/30	57,988	70,881
United States Treasury Note/Bond	5.375%	2/15/31	45,799	50,637
United States Treasury Note/Bond	4.500%	2/15/36	103,470	101,983
United States Treasury Note/Bond	4.750%	2/15/37	394,150	403,081
United States Treasury Note/Bond	5.000%	5/15/37	98,869	105,079
United States Treasury Note/Bond	4.375%	2/15/38	57,234	54,989
United States Treasury Note/Bond	4.500%	5/15/38	108,302	106,153
United States Treasury Note/Bond	3.500%	2/15/39	238	195
United States Treasury Note/Bond	4.250%	5/15/39	153,908	144,481
United States Treasury Note/Bond	4.500%	8/15/39	257,472	251,880
				20,338,162
Agency Bonds and Notes (7.5%)
1 American Express Bank FSB	3.150%	12/9/11	19,550	20,228
1 Bank of America Corp.	2.100%	4/30/12	48,025	48,573
1 Bank of America Corp.	3.125%	6/15/12	35,600	36,950
1 Bank of America Corp.	2.375%	6/22/12	23,850	24,302
1 Bank of America NA	1.700%	12/23/10	11,675	11,791
1 Bank of the West	2.150%	3/27/12	10,750	10,896
1 Citibank NA	1.625%	3/30/11	8,350	8,423
1 Citibank NA	1.500%	7/12/11	6,750	6,789
1 Citibank NA	1.375%	8/10/11	9,000	9,036
1 Citibank NA	1.250%	9/22/11	5,250	5,254
1 Citibank NA	1.875%	5/7/12	22,260	22,422
1 Citibank NA	1.750%	12/28/12	20,100	19,980
1 Citigroup Funding Inc.	1.375%	5/5/11	25,400	25,543
1 Citigroup Funding Inc.	2.000%	3/30/12	8,350	8,424
1 Citigroup Funding Inc.	2.125%	7/12/12	10,550	10,653
1 Citigroup Funding Inc.	1.875%	10/22/12	16,775	16,747
1 Citigroup Funding Inc.	2.250%	12/10/12	4,500	4,537
1 Citigroup Inc.	2.875%	12/9/11	17,375	17,880
1 Citigroup Inc.	2.125%	4/30/12	45,770	46,338
Egypt Government AID Bonds	4.450%	9/15/15	11,875	12,387
2 Federal Farm Credit Bank	4.875%	2/18/11	23,450	24,522
2 Federal Farm Credit Bank	2.625%	4/21/11	11,475	11,744
2 Federal Farm Credit Bank	5.375%	7/18/11	22,525	23,989
2 Federal Farm Credit Bank	3.875%	8/25/11	11,925	12,455
2 Federal Farm Credit Bank	2.000%	1/17/12	15,675	15,878
2 Federal Farm Credit Bank	2.250%	4/24/12	5,925	6,022
2 Federal Farm Credit Bank	2.125%	6/18/12	13,825	13,998
2 Federal Farm Credit Bank	4.500%	10/17/12	11,050	11,833
2 Federal Farm Credit Bank	1.875%	12/7/12	8,850	8,822
2 Federal Farm Credit Bank	3.875%	10/7/13	37,075	39,006

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal Farm Credit Bank	2.625%	4/17/14	10,150	10,125
2	Federal Farm Credit Bank	3.000%	9/22/14	10,600	10,686
2	Federal Farm Credit Bank	4.875%	12/16/15	1,275	1,367
2	Federal Farm Credit Bank	5.125%	8/25/16	8,100	8,772
2	Federal Farm Credit Bank	4.875%	1/17/17	7,400	7,876
2	Federal Farm Credit Bank	5.150%	11/15/19	15,675	16,130
2	Federal Home Loan Bank of Chicago	5.625%	6/13/16	3,555	3,588
2	Federal Home Loan Banks	1.625%	3/16/11	16,275	16,446
2	Federal Home Loan Banks	1.375%	5/16/11	39,575	39,833
2	Federal Home Loan Banks	3.125%	6/10/11	7,775	8,004
2	Federal Home Loan Banks	3.625%	7/1/11	18,125	18,827
2	Federal Home Loan Banks	1.625%	7/27/11	61,450	62,041
2	Federal Home Loan Banks	5.375%	8/19/11	63,725	68,171
2	Federal Home Loan Banks	3.750%	9/9/11	4,600	4,795
2	Federal Home Loan Banks	3.625%	9/16/11	9,250	9,643
2	Federal Home Loan Banks	4.875%	11/18/11	20,490	21,894
2	Federal Home Loan Banks	1.000%	12/28/11	19,700	19,622
2	Federal Home Loan Banks	1.875%	6/20/12	33,700	34,001
2	Federal Home Loan Banks	1.750%	8/22/12	47,675	47,728
2	Federal Home Loan Banks	1.625%	9/26/12	14,000	13,944
2,3	Federal Home Loan Banks	2.000%	10/5/12	34,920	34,877
2,3	Federal Home Loan Banks	2.000%	11/9/12	68,600	68,262
2	Federal Home Loan Banks	1.750%	12/14/12	15,900	15,793
2	Federal Home Loan Banks	1.500%	1/16/13	29,875	29,492
2	Federal Home Loan Banks	3.375%	2/27/13	9,750	10,158
2	Federal Home Loan Banks	3.875%	6/14/13	23,975	25,409
2	Federal Home Loan Banks	5.375%	6/14/13	11,725	12,951
2	Federal Home Loan Banks	5.125%	8/14/13	4,325	4,758
2	Federal Home Loan Banks	4.000%	9/6/13	14,125	14,983
2	Federal Home Loan Banks	5.250%	9/13/13	7,125	7,839
2	Federal Home Loan Banks	4.500%	9/16/13	31,325	33,759
2	Federal Home Loan Banks	3.625%	10/18/13	22,750	23,832
2	Federal Home Loan Banks	4.875%	11/27/13	18,975	20,752
2	Federal Home Loan Banks	5.500%	8/13/14	134,950	151,244
2	Federal Home Loan Banks	5.375%	5/18/16	38,950	43,148
2	Federal Home Loan Banks	5.125%	10/19/16	15,625	16,995
2	Federal Home Loan Banks	4.750%	12/16/16	47,660	50,960
2	Federal Home Loan Banks	4.875%	5/17/17	23,175	24,895
2	Federal Home Loan Banks	5.000%	11/17/17	17,675	19,050
2	Federal Home Loan Banks	5.375%	5/15/19	2,765	2,986
2	Federal Home Loan Banks	5.250%	12/11/20	4,175	4,459
2	Federal Home Loan Banks	5.625%	6/11/21	1,050	1,150
2	Federal Home Loan Banks	5.375%	8/15/24	24,600	25,375
2	Federal Home Loan Banks	5.500%	7/15/36	8,575	8,799
2	Federal Home Loan Mortgage Corp.	4.750%	1/18/11	70,850	73,669
2	Federal Home Loan Mortgage Corp.	3.250%	2/25/11	15,200	15,639
2	Federal Home Loan Mortgage Corp.	5.625%	3/15/11	39,125	41,353
2	Federal Home Loan Mortgage Corp.	5.125%	4/18/11	46,925	49,489
2	Federal Home Loan Mortgage Corp.	1.625%	4/26/11	23,400	23,647
2	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	26,425	28,361
2	Federal Home Loan Mortgage Corp.	3.875%	6/29/11	8,800	9,179
2	Federal Home Loan Mortgage Corp.	5.250%	7/18/11	89,900	95,729
2	Federal Home Loan Mortgage Corp.	5.750%	1/15/12	64,075	69,820
2	Federal Home Loan Mortgage Corp.	2.125%	3/23/12	54,170	55,057
2	Federal Home Loan Mortgage Corp.	1.750%	6/15/12	28,600	28,776
2	Federal Home Loan Mortgage Corp.	4.750%	6/28/12	2,000	2,154
2	Federal Home Loan Mortgage Corp.	5.500%	8/20/12	39,125	42,954
2	Federal Home Loan Mortgage Corp.	2.125%	9/21/12	20,375	20,573
2	Federal Home Loan Mortgage Corp.	4.625%	10/25/12	30,400	32,735
2	Federal Home Loan Mortgage Corp.	4.125%	12/21/12	14,050	14,923
2	Federal Home Loan Mortgage Corp.	4.500%	1/15/13	31,970	34,381
2	Federal Home Loan Mortgage Corp.	3.750%	6/28/13	29,690	31,290
2	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	17,575	18,962
2	Federal Home Loan Mortgage Corp.	4.125%	9/27/13	7,025	7,482

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Federal Home Loan Mortgage Corp.	4.875%	11/15/13	89,825	98,235
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/14	23,300	25,117
2 Federal Home Loan Mortgage Corp.	2.500%	4/23/14	23,500	23,418
2 Federal Home Loan Mortgage Corp.	5.000%	7/15/14	44,925	49,312
2 Federal Home Loan Mortgage Corp.	3.000%	7/28/14	74,050	74,948
2 Federal Home Loan Mortgage Corp.	0.000%	11/24/14	7,400	6,265
2 Federal Home Loan Mortgage Corp.	4.750%	1/19/16	250	270
2 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	48,375	53,390
2 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	27,825	31,062
2 Federal Home Loan Mortgage Corp.	5.125%	10/18/16	14,900	16,300
2 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	23,450	25,457
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	7,800	8,461
2 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	31,250	34,864
2 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	395	430
2 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	21,400	22,909
2 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	63,825	62,568
2 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	10,950	13,155
2 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	36,525	44,735
2 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	172	200
2 Federal National Mortgage Assn.	6.250%	2/1/11	14,745	15,449
2 Federal National Mortgage Assn.	1.750%	3/23/11	29,075	29,373
2 Federal National Mortgage Assn.	5.125%	4/15/11	29,675	31,282
2 Federal National Mortgage Assn.	1.375%	4/28/11	57,450	57,841
2 Federal National Mortgage Assn.	6.000%	5/15/11	34,880	37,294
2 Federal National Mortgage Assn.	3.375%	5/19/11	42,525	43,958
2 Federal National Mortgage Assn.	5.000%	10/15/11	67,950	72,555
2 Federal National Mortgage Assn.	1.000%	11/23/11	14,200	14,152
2 Federal National Mortgage Assn.	2.000%	1/9/12	118,100	119,872
2 Federal National Mortgage Assn.	0.875%	1/12/12	22,000	21,847
2 Federal National Mortgage Assn.	5.000%	2/16/12	39,125	42,134
2 Federal National Mortgage Assn.	6.125%	3/15/12	68,630	75,694
2 Federal National Mortgage Assn.	1.875%	4/20/12	61,800	62,399
2 Federal National Mortgage Assn.	4.875%	5/18/12	28,550	30,791
2 Federal National Mortgage Assn.	5.250%	8/1/12	7,100	7,597
2 Federal National Mortgage Assn.	1.750%	8/10/12	19,000	19,031
2 Federal National Mortgage Assn.	4.375%	9/15/12	84,200	90,005
2 Federal National Mortgage Assn.	3.625%	2/12/13	14,175	14,875
2 Federal National Mortgage Assn.	4.750%	2/21/13	7,150	7,726
2 Federal National Mortgage Assn.	4.375%	3/15/13	11,865	12,731
2 Federal National Mortgage Assn.	4.625%	5/1/13	21,844	22,961
2 Federal National Mortgage Assn.	4.625%	10/15/13	47,575	51,563
2 Federal National Mortgage Assn.	2.875%	12/11/13	33,925	34,595
2 Federal National Mortgage Assn.	5.125%	1/2/14	3,075	3,238
2 Federal National Mortgage Assn.	2.750%	2/5/14	20,700	20,879
2 Federal National Mortgage Assn.	2.750%	3/13/14	23,325	23,513
2 Federal National Mortgage Assn.	4.125%	4/15/14	42,875	45,550
2 Federal National Mortgage Assn.	2.500%	5/15/14	39,050	38,881
2 Federal National Mortgage Assn.	3.000%	9/16/14	16,050	16,221
2 Federal National Mortgage Assn.	4.625%	10/15/14	39,125	42,270
2 Federal National Mortgage Assn.	2.625%	11/20/14	14,750	14,603
2 Federal National Mortgage Assn.	5.000%	4/15/15	15,935	17,475
2 Federal National Mortgage Assn.	4.375%	10/15/15	15,675	16,626
2 Federal National Mortgage Assn.	8.200%	3/10/16	50	63
2 Federal National Mortgage Assn.	5.375%	7/15/16	15,675	17,383
2 Federal National Mortgage Assn.	5.250%	9/15/16	42,950	47,309
2 Federal National Mortgage Assn.	4.875%	12/15/16	5,100	5,508
2 Federal National Mortgage Assn.	5.000%	2/13/17	73,075	79,276
2 Federal National Mortgage Assn.	5.000%	5/11/17	79,401	86,021
2 Federal National Mortgage Assn.	5.375%	6/12/17	1,550	1,715
2 Federal National Mortgage Assn.	0.000%	10/9/19	2,375	1,310
2 Federal National Mortgage Assn.	6.250%	5/15/29	1,050	1,209
2 Federal National Mortgage Assn.	7.125%	1/15/30	24,055	30,422
2 Federal National Mortgage Assn.	7.250%	5/15/30	43,076	55,203
2 Federal National Mortgage Assn.	6.625%	11/15/30	6,795	8,190

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	5.625%	7/15/37	11,240	11,841
	Financing Corp. Fico	9.800%	4/6/18	1,325	1,810
	Financing Corp. Fico	10.350%	8/3/18	4,900	7,057
	Financing Corp. Fico	9.650%	11/2/18	10,010	14,008
	Financing Corp. Fico	9.700%	4/5/19	1,575	2,219
1	General Electric Capital Corp.	1.625%	1/7/11	23,975	24,194
1	General Electric Capital Corp.	1.800%	3/11/11	26,530	26,838
1	General Electric Capital Corp.	3.000%	12/9/11	41,375	42,668
1	General Electric Capital Corp.	2.250%	3/12/12	20,875	21,221
1	General Electric Capital Corp.	2.200%	6/8/12	41,000	41,556
1	General Electric Capital Corp.	2.125%	12/21/12	18,425	18,519
1	General Electric Capital Corp.	2.625%	12/28/12	12,375	12,613
1	GMAC Inc.	2.200%	12/19/12	2,950	2,971
1	Goldman Sachs Group Inc.	1.700%	3/15/11	10,550	10,662
1	Goldman Sachs Group Inc.	1.625%	7/15/11	10,325	10,418
1	Goldman Sachs Group Inc.	2.150%	3/15/12	6,500	6,597
1	Goldman Sachs Group Inc.	3.250%	6/15/12	21,925	22,806
1	HSBC USA Inc.	3.125%	12/16/11	14,150	14,650
	Israel Government AID Bond	5.500%	9/18/23	4,350	4,636
	Israel Government AID Bond	5.500%	12/4/23	3,050	3,239
	Israel Government AID Bond	5.500%	4/26/24	11,400	12,106
1	JPMorgan Chase & Co.	1.650%	2/23/11	20,000	20,214
1	JPMorgan Chase & Co.	3.125%	12/1/11	22,900	23,670
1	JPMorgan Chase & Co.	2.200%	6/15/12	19,800	20,099
1	JPMorgan Chase & Co.	2.125%	6/22/12	13,000	13,190
1	JPMorgan Chase & Co.	2.125%	12/26/12	30,125	30,306
1	Morgan Stanley	2.900%	12/1/10	10,700	10,922
1	Morgan Stanley	3.250%	12/1/11	28,350	29,408
1	Morgan Stanley	1.950%	6/20/12	24,700	24,921
1	PNC Funding Corp.	2.300%	6/22/12	5,050	5,134
	Private Export Funding Corp.	3.550%	4/15/13	2,275	2,367
	Private Export Funding Corp.	3.050%	10/15/14	4,000	3,976
	Private Export Funding Corp.	4.375%	3/15/19	8,325	8,224
	Private Export Funding Corp.	4.300%	12/15/21	2,525	2,366
1	Regions Bank	2.750%	12/10/10	8,275	8,445
1	Regions Bank	3.250%	12/9/11	350	363
	Resolution Funding Corp.	8.125%	10/15/19	450	576
	Resolution Funding Corp.	8.875%	7/15/20	180	242
	Resolution Funding Corp.	8.625%	1/15/30	110	154
	Small Business Administration Variable Rate Interest
	Only Custodial Receipts (U.S. Government
	Guaranteed)	2.719%	7/15/17	4,449	222
1	Sovereign Bank	2.750%	1/17/12	6,525	6,699
1	State Street Corp.	2.150%	4/30/12	11,150	11,285
2	Tennessee Valley Authority	5.625%	1/18/11	175	184
2	Tennessee Valley Authority	5.500%	7/18/17	15,475	17,011
2	Tennessee Valley Authority	4.500%	4/1/18	5,950	6,116
2	Tennessee Valley Authority	6.750%	11/1/25	1,700	1,950
2	Tennessee Valley Authority	7.125%	5/1/30	25,550	31,361
2	Tennessee Valley Authority	4.650%	6/15/35	3,450	3,053
2	Tennessee Valley Authority	5.500%	6/15/38	2,400	2,388
2	Tennessee Valley Authority	5.250%	9/15/39	5,050	4,971
2	Tennessee Valley Authority	4.875%	1/15/48	6,700	6,001
2	Tennessee Valley Authority	5.375%	4/1/56	5,575	5,499
1	US Central Federal Credit Union	1.900%	10/19/12	8,750	8,756
1	Wells Fargo & Co.	3.000%	12/9/11	26,425	27,246
1	Wells Fargo & Co.	2.125%	6/15/12	15,950	16,166
1	Western Corporate Federal Credit Union	1.750%	11/2/12	4,425	4,401
					5,057,215
Conventional Mortgage-Backed Securities (32.1%)
2,3	Fannie Mae Pool	4.000%	9/1/10-1/1/40	575,171	572,632
2,3	Fannie Mae Pool	4.500%	2/1/10-1/1/40	1,386,438	1,417,491
2,3	Fannie Mae Pool	5.000%	4/1/10-1/1/40	2,551,942	2,644,087
2,3	Fannie Mae Pool	5.500%	11/1/16-1/1/40	3,060,906	3,219,731

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	6.000%	9/1/10-1/1/40	2,086,761	2,221,806
2,3	Fannie Mae Pool	6.500%	9/1/10-1/1/39	619,524	666,252
2,3	Fannie Mae Pool	7.000%	9/1/10-11/1/38	220,517	241,859
2,3	Fannie Mae Pool	7.500%	5/1/10-12/1/32	11,306	12,482
2,3	Fannie Mae Pool	8.000%	4/1/10-9/1/31	3,463	3,832
2,3	Fannie Mae Pool	8.500%	7/1/10-5/1/32	1,392	1,558
2,3	Fannie Mae Pool	9.000%	2/1/17-8/1/30	334	375
2,3	Fannie Mae Pool	9.500%	8/1/16-11/1/25	415	465
2,3	Fannie Mae Pool	10.000%	10/1/14-11/1/19	74	82
2,3	Fannie Mae Pool	10.500%	3/1/11-8/1/20	2	3
2,3	Fannie Mae Pool	11.000%	9/1/19	4	5
2,3	Freddie Mac Gold Pool	4.000%	1/1/10-1/1/40	396,097	395,465
2,3	Freddie Mac Gold Pool	4.500%	3/1/10-1/1/40	1,024,557	1,044,346
2,3	Freddie Mac Gold Pool	5.000%	4/1/10-1/1/40	1,744,481	1,803,879
2,3	Freddie Mac Gold Pool	5.500%	3/1/11-1/1/40	1,919,597	2,018,830
2,3	Freddie Mac Gold Pool	6.000%	8/1/10-1/1/40	1,316,589	1,402,490
2,3	Freddie Mac Gold Pool	6.500%	7/1/10-11/1/39	427,486	460,380
2,3	Freddie Mac Gold Pool	7.000%	8/1/10-12/1/37	62,850	68,703
2,3	Freddie Mac Gold Pool	7.500%	2/1/10-2/1/32	7,536	8,245
2,3	Freddie Mac Gold Pool	8.000%	4/1/10-1/1/32	5,866	6,459
2,3	Freddie Mac Gold Pool	8.500%	4/1/10-7/1/31	928	1,028
2,3	Freddie Mac Gold Pool	9.000%	7/1/20-3/1/31	723	805
2,3	Freddie Mac Gold Pool	9.500%	4/1/16-6/1/25	162	178
2,3	Freddie Mac Gold Pool	10.000%	10/1/16-4/1/25	52	57
2,3	Freddie Mac Non Gold Pool	8.000%	4/1/17-6/1/17	16	17
2,3	Freddie Mac Non Gold Pool	8.500%	6/1/18	48	53
2,3	Freddie Mac Non Gold Pool	9.000%	7/1/16	1	1
2,3	Freddie Mac Non Gold Pool	9.500%	10/1/18-3/1/20	4	4
3	Ginnie Mae I Pool	4.000%	8/15/18-8/15/39	67,426	65,281
3	Ginnie Mae I Pool	4.500%	6/15/18-1/1/40	621,745	622,823
3	Ginnie Mae I Pool	5.000%	11/15/17-1/1/40	715,853	737,821
3	Ginnie Mae I Pool	5.500%	3/15/15-1/1/40	705,448	741,007
3	Ginnie Mae I Pool	6.000%	4/15/11-1/1/40	402,397	426,669
3	Ginnie Mae I Pool	6.500%	10/15/10-1/15/39	125,322	134,427
3	Ginnie Mae I Pool	7.000%	10/15/10-9/15/36	18,073	19,915
3	Ginnie Mae I Pool	7.250%	9/15/25	47	52
3	Ginnie Mae I Pool	7.500%	7/15/10-6/15/32	7,694	8,460
3	Ginnie Mae I Pool	7.750%	2/15/30	4	4
3	Ginnie Mae I Pool	8.000%	5/15/10-12/15/30	5,304	5,824
3	Ginnie Mae I Pool	8.500%	5/15/10-3/15/31	1,153	1,275
3	Ginnie Mae I Pool	9.000%	5/15/16-2/15/31	2,127	2,344
3	Ginnie Mae I Pool	9.500%	5/15/16-9/15/25	546	598
3	Ginnie Mae I Pool	10.000%	2/15/18-2/15/25	231	254
3	Ginnie Mae I Pool	10.500%	7/15/15-4/15/25	189	207
3	Ginnie Mae I Pool	11.000%	9/15/15-11/15/15	18	20
3	Ginnie Mae I Pool	11.500%	3/15/13-4/15/16	23	24
3	Ginnie Mae II Pool	4.500%	1/20/35-12/20/39	45,611	45,723
3	Ginnie Mae II Pool	5.000%	12/20/32-1/1/40	141,747	145,981
3	Ginnie Mae II Pool	5.500%	11/20/34-9/20/39	262,661	275,704
3	Ginnie Mae II Pool	6.000%	3/20/31-10/20/38	259,003	274,376
3	Ginnie Mae II Pool	6.500%	3/20/31-12/20/37	86,935	92,719
3	Ginnie Mae II Pool	7.000%	3/20/28-4/20/38	3,149	3,453
3	Ginnie Mae II Pool	7.500%	8/20/30	13	14
3	Ginnie Mae II Pool	8.500%	10/20/30	21	25
					21,818,600
Nonconventional Mortgage-Backed Securities (1.6%)
2,3	Fannie Mae Pool	2.701%	12/1/34	10,651	10,815
2,3	Fannie Mae Pool	2.799%	10/1/34	7,995	8,185
2,3	Fannie Mae Pool	2.808%	11/1/34	6,911	7,027
2,3	Fannie Mae Pool	3.126%	9/1/34	2,327	2,382
2,3	Fannie Mae Pool	3.973%	7/1/35	6,145	6,331
2,3	Fannie Mae Pool	4.132%	5/1/34	4,431	4,588
2,3	Fannie Mae Pool	4.413%	8/1/35	15,042	15,545
2,3	Fannie Mae Pool	4.421%	7/1/35	6,138	6,341

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	4.485%	4/1/37	8,285	8,626
2,3	Fannie Mae Pool	4.498%	1/1/35	4,826	4,931
2,3	Fannie Mae Pool	4.505%	10/1/36	4,245	4,393
2,3	Fannie Mae Pool	4.508%	4/1/36	8,445	8,723
2,3	Fannie Mae Pool	4.549%	11/1/34	14,993	15,606
2,3	Fannie Mae Pool	4.605%	12/1/35	13,024	13,577
2,3	Fannie Mae Pool	4.610%	8/1/35	10,960	11,398
2,3	Fannie Mae Pool	4.613%	11/1/33	5,251	5,438
2,3	Fannie Mae Pool	4.629%	9/1/34	4,440	4,615
2,3	Fannie Mae Pool	4.721%	8/1/35	6,423	6,722
2,3	Fannie Mae Pool	4.766%	5/1/35	3,674	3,810
2,3	Fannie Mae Pool	4.784%	6/1/34	5,448	5,669
2,3	Fannie Mae Pool	4.852%	9/1/35	8,503	8,904
2,3	Fannie Mae Pool	4.866%	7/1/35	9,698	10,017
2,3	Fannie Mae Pool	4.938%	7/1/38	4,555	4,764
2,3	Fannie Mae Pool	4.952%	11/1/34	2,777	2,896
2,3	Fannie Mae Pool	4.959%	7/1/35	3,855	4,014
2,3	Fannie Mae Pool	4.966%	10/1/35	16,287	17,003
2,3	Fannie Mae Pool	4.992%	11/1/33	2,565	2,687
2,3	Fannie Mae Pool	5.015%	12/1/33	3,270	3,430
2,3	Fannie Mae Pool	5.035%	2/1/36	7,519	7,840
2,3	Fannie Mae Pool	5.039%	11/1/35	17,483	18,187
2,3	Fannie Mae Pool	5.062%	8/1/37	26,475	27,702
2,3	Fannie Mae Pool	5.075%	12/1/35	17,327	18,183
2,3	Fannie Mae Pool	5.109%	1/1/36	7,017	7,332
2,3	Fannie Mae Pool	5.128%	12/1/35	21,044	22,018
2,3	Fannie Mae Pool	5.142%	3/1/38	11,564	12,070
2,3	Fannie Mae Pool	5.186%	3/1/37	10,064	10,543
2,3	Fannie Mae Pool	5.204%	8/1/38	798	828
2,3	Fannie Mae Pool	5.301%	7/1/38	1,233	1,283
2,3	Fannie Mae Pool	5.347%	12/1/35	5,511	5,755
2,3	Fannie Mae Pool	5.396%	2/1/36	4,691	4,895
2,3	Fannie Mae Pool	5.450%	2/1/36	11,820	12,351
2,3	Fannie Mae Pool	5.495%	5/1/37	4,303	4,423
2,3	Fannie Mae Pool	5.509%	4/1/37	1,114	1,173
2,3	Fannie Mae Pool	5.547%	1/1/37	9,798	10,322
2,3	Fannie Mae Pool	5.614%	5/1/36	3,954	4,163
2,3	Fannie Mae Pool	5.617%	7/1/36	7,412	7,741
2,3	Fannie Mae Pool	5.645%	3/1/37	8,368	8,816
2,3	Fannie Mae Pool	5.647%	6/1/37	6,882	7,207
2,3	Fannie Mae Pool	5.665%	6/1/36	10,390	10,967
2,3	Fannie Mae Pool	5.675%	3/1/37	6,918	7,292
2,3	Fannie Mae Pool	5.676%	2/1/37	8,888	9,326
2,3	Fannie Mae Pool	5.686%	2/1/37	16,757	17,685
2,3	Fannie Mae Pool	5.710%	9/1/36	6,152	6,454
2,3	Fannie Mae Pool	5.729%	3/1/37	21,411	22,617
2,3	Fannie Mae Pool	5.756%	1/1/36	5,210	5,524
2,3	Fannie Mae Pool	5.756%	4/1/37	6,667	6,996
2,3	Fannie Mae Pool	5.756%	12/1/37	22,025	23,192
2,3	Fannie Mae Pool	5.764%	4/1/36	9,940	10,496
2,3	Fannie Mae Pool	5.793%	4/1/37	13,957	14,717
2,3	Fannie Mae Pool	5.838%	9/1/36	9,284	9,753
2,3	Fannie Mae Pool	5.893%	11/1/36	10,175	10,763
2,3	Fannie Mae Pool	5.999%	10/1/37	17,071	18,033
2,3	Fannie Mae Pool	6.011%	4/1/36	9,202	9,729
2,3	Fannie Mae Pool	6.045%	6/1/36	1,795	1,901
2,3	Fannie Mae Pool	6.062%	8/1/37	11,768	12,305
2,3	Fannie Mae Pool	6.499%	9/1/37	15,090	16,009
2,3	Freddie Mac Non Gold Pool	2.691%	12/1/34	10,701	10,876
2,3	Freddie Mac Non Gold Pool	3.072%	9/1/34	5,866	6,041
2,3	Freddie Mac Non Gold Pool	3.160%	12/1/34	4,903	5,075
2,3	Freddie Mac Non Gold Pool	3.448%	12/1/36	6,116	6,316
2,3	Freddie Mac Non Gold Pool	4.168%	4/1/35	440	449
2,3	Freddie Mac Non Gold Pool	4.358%	1/1/35	589	604

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Freddie Mac Non Gold Pool	4.590%	4/1/35	5,959	6,126
2,3	Freddie Mac Non Gold Pool	4.594%	11/1/34	8,286	8,612
2,3	Freddie Mac Non Gold Pool	4.660%	7/1/35	7,594	7,868
2,3	Freddie Mac Non Gold Pool	4.688%	12/1/35	8,256	8,613
2,3	Freddie Mac Non Gold Pool	4.693%	6/1/37	5,019	5,195
2,3	Freddie Mac Non Gold Pool	4.738%	3/1/36	11,450	11,811
2,3	Freddie Mac Non Gold Pool	4.766%	1/1/37	5,347	5,585
2,3	Freddie Mac Non Gold Pool	4.789%	7/1/35	12,338	12,774
2,3	Freddie Mac Non Gold Pool	5.024%	5/1/35	10,115	10,527
2,3	Freddie Mac Non Gold Pool	5.044%	7/1/38	9,910	10,374
2,3	Freddie Mac Non Gold Pool	5.260%	3/1/37	7,052	7,206
2,3	Freddie Mac Non Gold Pool	5.287%	3/1/36	11,276	11,796
2,3	Freddie Mac Non Gold Pool	5.291%	3/1/38	13,591	14,211
2,3	Freddie Mac Non Gold Pool	5.329%	12/1/35	7,082	7,426
2,3	Freddie Mac Non Gold Pool	5.428%	3/1/37	6,888	7,240
2,3	Freddie Mac Non Gold Pool	5.435%	4/1/37	13,837	14,545
2,3	Freddie Mac Non Gold Pool	5.502%	2/1/36	8,592	8,953
2,3	Freddie Mac Non Gold Pool	5.568%	5/1/36	14,627	15,285
2,3	Freddie Mac Non Gold Pool	5.582%	4/1/37	11,078	11,610
2,3	Freddie Mac Non Gold Pool	5.598%	7/1/36	8,281	8,681
2,3	Freddie Mac Non Gold Pool	5.656%	12/1/36	10,800	11,379
2,3	Freddie Mac Non Gold Pool	5.683%	3/1/37	19,982	21,087
2,3	Freddie Mac Non Gold Pool	5.711%	11/1/36	5,045	5,289
2,3	Freddie Mac Non Gold Pool	5.714%	9/1/36	24,340	25,685
2,3	Freddie Mac Non Gold Pool	5.749%	4/1/37	24,160	25,191
2,3	Freddie Mac Non Gold Pool	5.763%	4/1/37	157	166
2,3	Freddie Mac Non Gold Pool	5.770%	5/1/36	11,727	12,284
2,3	Freddie Mac Non Gold Pool	5.772%	3/1/37	4,777	5,044
2,3	Freddie Mac Non Gold Pool	5.796%	6/1/37	18,001	19,006
2,3	Freddie Mac Non Gold Pool	5.797%	3/1/37	1,146	1,203
2,3	Freddie Mac Non Gold Pool	5.824%	10/1/37	20,970	22,096
2,3	Freddie Mac Non Gold Pool	5.861%	6/1/37	12,928	13,672
2,3	Freddie Mac Non Gold Pool	5.878%	12/1/36	6,319	6,687
2,3	Freddie Mac Non Gold Pool	5.892%	5/1/37	18,618	19,641
2,3	Freddie Mac Non Gold Pool	5.934%	1/1/37	5,753	6,097
2,3	Freddie Mac Non Gold Pool	5.973%	10/1/37	3,417	3,623
2,3	Freddie Mac Non Gold Pool	6.055%	3/1/37	690	731
2,3	Freddie Mac Non Gold Pool	6.064%	8/1/37	15,886	16,791
2,3	Freddie Mac Non Gold Pool	6.097%	12/1/36	12,128	12,836
2,3	Freddie Mac Non Gold Pool	6.102%	3/1/37	544	569
2,3	Freddie Mac Non Gold Pool	6.105%	8/1/37	4,766	5,042
2,3	Freddie Mac Non Gold Pool	6.201%	6/1/37	10,562	11,075
2,3	Freddie Mac Non Gold Pool	6.480%	2/1/37	8,355	8,919
3	Ginnie Mae I Pool	7.900%	2/15/21	5	6
3	Ginnie Mae II Pool	4.375%	6/20/29	308	317
					1,093,263

Total U.S. Government and Agency Obligations (Cost $47,396,630)					48,307,240

Asset-Backed/Commercial Mortgage-Backed Securities (3.7%)
4	BA Covered Bond Issuer	5.500%	6/14/12	17,750	18,586
3	BA Credit Card Trust	4.720%	5/15/13	8,275	8,502
	Banc of America Commercial Mortgage Inc.	5.787%	5/11/35	13,730	13,943
3	Banc of America Commercial Mortgage Inc.	6.503%	4/15/36	5,035	5,207
3	Banc of America Commercial Mortgage Inc.	3.878%	9/11/36	718	727
3	Banc of America Commercial Mortgage Inc.	4.050%	11/10/38	5,951	5,915
3	Banc of America Commercial Mortgage Inc.	4.153%	11/10/38	3,950	3,865
3,5	Banc of America Commercial Mortgage Inc.	5.398%	6/10/39	10,040	10,060
3	Banc of America Commercial Mortgage Inc.	4.877%	7/10/42	27,685	26,384
3,5	Banc of America Commercial Mortgage Inc.	5.142%	11/10/42	1,420	1,430
3	Banc of America Commercial Mortgage Inc.	4.727%	7/10/43	7,500	6,258
3	Banc of America Commercial Mortgage Inc.	5.118%	7/11/43	14,555	14,980
3	Banc of America Commercial Mortgage Inc.	5.372%	9/10/45	17,105	16,154
3,5	Banc of America Commercial Mortgage Inc.	5.421%	9/10/45	160	123

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Banc of America Commercial Mortgage Inc.	5.115%	10/10/45	15,226	14,686
3,5	Banc of America Commercial Mortgage Inc.	5.176%	10/10/45	392	325
3	Banc of America Commercial Mortgage Inc.	5.634%	7/10/46	19,725	18,344
3	Banc of America Commercial Mortgage Inc.	5.675%	7/10/46	5,410	4,255
3,5	Banc of America Commercial Mortgage Inc.	5.179%	9/10/47	1,404	1,237
3	Banc of America Commercial Mortgage Inc.	5.414%	9/10/47	9,475	8,822
3	Banc of America Commercial Mortgage Inc.	5.448%	9/10/47	2,050	1,634
3,5	Banc of America Commercial Mortgage Inc.	6.166%	2/10/51	22,675	20,315
3	Bear Stearns Commercial Mortgage Securities	5.610%	11/15/33	10,750	11,117
3	Bear Stearns Commercial Mortgage Securities	5.462%	4/12/38	20,300	20,172
3,5	Bear Stearns Commercial Mortgage Securities	5.463%	4/12/38	4,275	3,259
3,5	Bear Stearns Commercial Mortgage Securities	5.463%	4/12/38	1,200	1,207
3	Bear Stearns Commercial Mortgage Securities	4.830%	8/15/38	15,675	16,099
3,5	Bear Stearns Commercial Mortgage Securities	5.758%	9/11/38	4,950	3,964
3	Bear Stearns Commercial Mortgage Securities	5.455%	3/11/39	37,700	36,643
3	Bear Stearns Commercial Mortgage Securities	4.680%	8/13/39	11,225	11,153
3	Bear Stearns Commercial Mortgage Securities	4.740%	3/13/40	7,000	7,196
3	Bear Stearns Commercial Mortgage Securities	5.666%	6/11/40	29,150	29,393
3	Bear Stearns Commercial Mortgage Securities	5.405%	12/11/40	1,443	1,394
3	Bear Stearns Commercial Mortgage Securities	5.582%	9/11/41	3,275	2,625
3	Bear Stearns Commercial Mortgage Securities	4.521%	11/11/41	3,900	3,909
3	Bear Stearns Commercial Mortgage Securities	5.742%	9/11/42	13,650	12,943
3	Bear Stearns Commercial Mortgage Securities	5.793%	9/11/42	5,150	4,896
3	Bear Stearns Commercial Mortgage Securities	5.127%	10/12/42	9,600	9,592
3,5	Bear Stearns Commercial Mortgage Securities	5.513%	1/12/45	6,060	4,903
3	Bear Stearns Commercial Mortgage Securities	5.613%	6/11/50	9,225	9,203
3	Bear Stearns Commercial Mortgage Securities	5.694%	6/11/50	41,925	35,587
3	Bear Stearns Commercial Mortgage Securities	5.700%	6/11/50	7,715	6,585
3,5	Bear Stearns Commercial Mortgage Securities	5.915%	6/11/50	7,318	5,347
3	Capital Auto Receivables Asset Trust	4.680%	10/15/12	16,750	17,308
3	Capital One Multi-Asset Execution Trust	5.300%	2/18/14	5,750	6,013
3	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	33,950	35,231
3	Capital One Multi-Asset Execution Trust	5.750%	7/15/20	3,600	3,908
3	CDC Commercial Mortgage Trust	5.676%	11/15/30	19,525	20,124
3	Chase Commercial Mortgage Securities Corp.	7.757%	4/15/32	363	363
3	Chase Issuance Trust	4.650%	12/17/12	30,675	31,526
3	Chase Issuance Trust	4.650%	3/15/15	30,075	31,945
3	Chase Issuance Trust	5.400%	7/15/15	9,600	10,441
3	CIT Group Home Equity Loan Trust	6.200%	2/25/30	875	782
3	Citibank Credit Card Issuance Trust	5.450%	5/10/13	3,650	3,842
3	Citibank Credit Card Issuance Trust	4.900%	6/23/16	19,275	20,772
3	Citibank Credit Card Issuance Trust	4.150%	7/7/17	3,200	3,229
3	Citibank Credit Card Issuance Trust	5.650%	9/20/19	4,575	4,936
3	Citigroup Commercial Mortgage Trust	4.623%	10/15/41	3,250	3,254
3	Citigroup Commercial Mortgage Trust	4.830%	5/15/43	970	831
3,5	Citigroup Commercial Mortgage Trust	5.725%	3/15/49	13,375	12,719
3,5	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	8,850	7,618
3,5	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	4,875	3,278
3,5	Citigroup Commercial Mortgage Trust	6.092%	12/10/49	3,185	2,424
3	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.224%	7/15/44	29,726	29,621
3,5	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.224%	7/15/44	6,500	5,631
3	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.886%	11/15/44	17,250	15,224
3	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.648%	10/15/48	8,725	6,675
3	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	23,735	23,793
3	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.322%	12/11/49	15,700	13,449
3,4	Commercial Mortgage Lease-Backed Certificates	6.746%	6/20/31	9,490	9,958
3	Commercial Mortgage Pass Through Certificates	4.084%	6/10/38	6,600	6,523
3	Commercial Mortgage Pass Through Certificates	5.116%	6/10/44	23,900	22,669
3	Commercial Mortgage Pass Through Certificates	5.767%	6/10/46	15,275	15,039
3	Commercial Mortgage Pass Through Certificates	5.248%	12/10/46	3,173	3,192
3,5	Commercial Mortgage Pass Through Certificates	5.816%	12/10/49	16,248	14,755
3,5	Countrywide Home Loan Mortgage Pass Through Trust	4.065%	5/25/33	3,833	3,298
3	Credit Suisse First Boston Mortgage Securities Corp.	6.380%	12/18/35	3,233	3,306
3,5	Credit Suisse First Boston Mortgage Securities Corp.	4.750%	1/15/37	15,595	15,131

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Credit Suisse First Boston Mortgage Securities Corp.	4.877%	4/15/37	875	642
3,5	Credit Suisse First Boston Mortgage Securities Corp.	5.014%	2/15/38	13,900	13,725
3	Credit Suisse First Boston Mortgage Securities Corp.	3.936%	5/15/38	10,580	10,429
3,5	Credit Suisse First Boston Mortgage Securities Corp.	5.100%	8/15/38	1,900	1,595
3	Credit Suisse First Boston Mortgage Securities Corp.	5.100%	8/15/38	33,950	32,690
3	Credit Suisse Mortgage Capital Certificates	5.825%	6/15/38	1,083	851
3	Credit Suisse Mortgage Capital Certificates	5.825%	6/15/38	24,683	21,295
3,5	Credit Suisse Mortgage Capital Certificates	5.548%	2/15/39	7,300	5,966
3	Credit Suisse Mortgage Capital Certificates	5.548%	2/15/39	40,275	39,194
3,5	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	30,735	24,640
3	Credit Suisse Mortgage Capital Certificates	5.509%	9/15/39	1,625	897
3	Credit Suisse Mortgage Capital Certificates	5.311%	12/15/39	31,560	26,018
3	Credit Suisse Mortgage Capital Certificates	5.343%	12/15/39	2,016	1,406
3	Credit Suisse Mortgage Capital Certificates	5.383%	2/15/40	5,996	4,952
3,5	CW Capital Cobalt Ltd.	5.820%	5/15/46	22,300	17,572
3,5	CW Capital Cobalt Ltd.	5.484%	4/15/47	1,675	1,333
3	Daimler Chrysler Auto Trust	3.700%	6/8/12	5,993	6,072
3	Discover Card Master Trust	5.100%	10/15/13	975	1,017
3	Discover Card Master Trust	5.650%	12/15/15	21,775	23,592
3	Discover Card Master Trust	5.650%	3/16/20	6,950	7,407
2	Federal Housing Administration	7.430%	10/1/20	3	4
3	Fifth Third Auto Trust	4.070%	1/17/12	18,725	18,952
3,5	First Union Commercial Mortgage Trust	6.638%	10/15/35	8,779	8,848
3	First Union National Bank Commercial Mortgage	7.202%	10/15/32	1,061	1,082
3	First Union National Bank Commercial Mortgage	6.223%	12/12/33	9,800	10,244
3	Ford Credit Auto Owner Trust	4.370%	10/15/12	14,700	15,236
3	Ford Credit Auto Owner Trust	2.420%	11/15/14	4,375	4,297
3	GE Capital Commercial Mortgage Corp.	6.531%	5/15/33	13,300	13,785
3	GE Capital Commercial Mortgage Corp.	6.290%	8/11/33	2,375	2,467
3	GE Capital Commercial Mortgage Corp.	5.994%	12/10/35	333	338
3	GE Capital Commercial Mortgage Corp.	6.269%	12/10/35	11,150	11,846
3	GE Capital Commercial Mortgage Corp.	5.145%	7/10/37	1,015	1,034
3	GE Capital Commercial Mortgage Corp.	4.996%	12/10/37	17,395	17,792
3,5	GE Capital Commercial Mortgage Corp.	5.336%	3/10/44	31,415	29,747
3	GE Capital Commercial Mortgage Corp.	4.974%	7/10/45	1,425	1,370
3,5	GE Capital Commercial Mortgage Corp.	5.334%	11/10/45	6,928	5,717
3	GMAC Commercial Mortgage Securities Inc.	7.455%	8/16/33	6,657	6,761
3	GMAC Commercial Mortgage Securities Inc.	6.465%	4/15/34	11,727	12,081
3	GMAC Commercial Mortgage Securities Inc.	6.700%	4/15/34	12,782	13,281
3	GMAC Commercial Mortgage Securities Inc.	4.908%	3/10/38	1,575	1,537
3	GMAC Commercial Mortgage Securities Inc.	4.646%	4/10/40	3,850	3,907
3,5	GMAC Commercial Mortgage Securities Inc.	5.485%	5/10/40	1,695	1,751
3	GMAC Commercial Mortgage Securities Inc.	4.864%	12/10/41	1,725	1,692
3	GMAC Commercial Mortgage Securities Inc.	4.754%	5/10/43	1,550	1,345
3	Greenwich Capital Commercial Funding Corp.	4.948%	1/11/35	6,450	6,608
3	Greenwich Capital Commercial Funding Corp.	4.533%	1/5/36	3,375	3,410
3	Greenwich Capital Commercial Funding Corp.	4.915%	1/5/36	11,875	11,945
3	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	13,595	13,791
3	Greenwich Capital Commercial Funding Corp.	5.117%	4/10/37	5,896	5,935
3	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	20,597	19,277
3,5	Greenwich Capital Commercial Funding Corp.	5.277%	4/10/37	5,025	4,230
3,5	Greenwich Capital Commercial Funding Corp.	5.918%	7/10/38	2,575	2,058
3	Greenwich Capital Commercial Funding Corp.	5.475%	3/10/39	1,525	1,089
3	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	18,030	16,705
3	GS Mortgage Securities Corp. II	5.506%	4/10/38	13,575	13,725
3,5	GS Mortgage Securities Corp. II	5.553%	4/10/38	9,275	8,452
3,5	GS Mortgage Securities Corp. II	5.622%	4/10/38	4,475	3,570
3	GS Mortgage Securities Corp. II	5.396%	8/10/38	25,010	23,670
3	GS Mortgage Securities Corp. II	4.608%	1/10/40	15,675	15,648
3	Honda Auto Receivables Owner Trust	4.880%	9/18/14	7,375	7,765
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	6.260%	3/15/33	14,150	14,438
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.050%	12/12/34	9,275	9,520

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.654%	1/12/37	1,440	1,415
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.985%	1/12/37	11,725	12,054
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.255%	7/12/37	1,365	1,406
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.376%	7/12/37	10,030	10,305
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.824%	9/12/37	4,975	5,003
3,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.948%	9/12/37	775	614
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.404%	1/12/39	10,345	9,839
3,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.377%	6/12/41	16,275	16,385
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.697%	7/15/42	1,500	1,496
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.780%	7/15/42	2,825	2,208
3,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.321%	1/12/43	160	123
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.160%	4/15/43	11,498	11,556
3,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.475%	4/15/43	3,302	3,168
3,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.444%	12/12/44	3,100	2,390
3,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.221%	12/15/44	3,235	2,821
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.874%	4/15/45	25,225	24,031
3,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.875%	4/15/45	1,665	1,280
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.593%	5/12/45	6,340	5,176
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.440%	5/15/45	4,160	3,428
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.447%	5/15/45	5,500	5,499
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.803%	6/15/49	9,400	9,434
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.818%	6/15/49	5,550	4,935
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.794%	2/12/51	26,000	22,073
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.855%	2/12/51	8,325	8,296
3,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.882%	2/15/51	20,820	17,836
3,5	LB Commercial Conduit Mortgage Trust	5.950%	7/15/44	9,605	6,537
3	LB-UBS Commercial Mortgage Trust	5.386%	6/15/26	1,687	1,733
3	LB-UBS Commercial Mortgage Trust	7.370%	8/15/26	10,664	10,818
3	LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	12,680	12,233
3	LB-UBS Commercial Mortgage Trust	4.742%	2/15/30	7,345	7,129
3	LB-UBS Commercial Mortgage Trust	4.553%	7/15/30	1,053	1,059
3	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	16,825	16,358
3	LB-UBS Commercial Mortgage Trust	6.133%	12/15/30	6,390	6,666
3	LB-UBS Commercial Mortgage Trust	5.217%	2/15/31	2,400	2,019
3	LB-UBS Commercial Mortgage Trust	4.853%	9/15/31	16,050	16,344
3	LB-UBS Commercial Mortgage Trust	4.960%	12/15/31	3,550	3,614
3	LB-UBS Commercial Mortgage Trust	4.166%	5/15/32	5,125	5,070
3	LB-UBS Commercial Mortgage Trust	4.931%	9/15/35	21,100	21,354
3,5	LB-UBS Commercial Mortgage Trust	5.661%	3/15/39	22,996	21,774

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	LB-UBS Commercial Mortgage Trust	5.413%	9/15/39	1,075	816
3	LB-UBS Commercial Mortgage Trust	5.424%	2/15/40	3,275	2,724
3	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	14,200	12,115
3	LB-UBS Commercial Mortgage Trust	5.455%	2/15/40	4,600	3,037
3,5	LB-UBS Commercial Mortgage Trust	5.493%	2/15/40	3,432	2,335
3,5	LB-UBS Commercial Mortgage Trust	5.263%	11/15/40	635	556
3,5	LB-UBS Commercial Mortgage Trust	6.149%	4/15/41	4,715	3,455
3,5	LB-UBS Commercial Mortgage Trust	6.149%	4/15/41	23,600	22,668
3	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	26,700	22,732
3	MBNA Master Credit Card Trust	7.800%	10/15/12	800	819
3	Merrill Lynch Mortgage Trust	5.236%	11/12/35	6,225	6,237
3	Merrill Lynch Mortgage Trust	5.107%	7/12/38	875	727
3	Merrill Lynch Mortgage Trust	5.655%	5/12/39	9,550	8,991
3,5	Merrill Lynch Mortgage Trust	5.656%	5/12/39	1,725	1,330
3	Merrill Lynch Mortgage Trust	5.782%	8/12/43	4,500	3,655
3,5	Merrill Lynch Mortgage Trust	5.291%	1/12/44	20,050	19,327
3,5	Merrill Lynch Mortgage Trust	5.828%	6/12/50	3,075	2,019
3,5	Merrill Lynch Mortgage Trust	5.828%	6/12/50	28,018	22,895
3	Merrill Lynch Mortgage Trust	5.425%	2/12/51	3,250	3,170
3	Merrill Lynch Mortgage Trust	5.690%	2/12/51	12,270	10,599
3,5	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.517%	2/12/39	625	330
3	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.909%	6/12/46	32,125	31,585
3	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.456%	7/12/46	3,500	2,382
3	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.378%	8/12/48	18,720	14,229
3	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.590%	9/12/49	9,600	9,505
3	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.700%	9/12/49	23,050	18,786
3	Morgan Stanley Capital I	4.970%	4/14/40	3,350	3,338
3,5	Morgan Stanley Capital I	5.110%	6/15/40	14,875	14,738
3	Morgan Stanley Capital I	5.030%	6/13/41	1,397	1,399
3	Morgan Stanley Capital I	5.270%	6/13/41	3,775	3,718
3,5	Morgan Stanley Capital I	5.810%	8/12/41	2,050	1,642
3	Morgan Stanley Capital I	5.328%	11/12/41	3,300	3,147
3	Morgan Stanley Capital I	5.360%	11/12/41	7,000	5,197
3	Morgan Stanley Capital I	4.970%	12/15/41	8,475	8,456
3	Morgan Stanley Capital I	5.168%	1/14/42	3,600	3,613
3,5	Morgan Stanley Capital I	5.649%	6/11/42	500	357
3,5	Morgan Stanley Capital I	5.649%	6/11/42	14,000	13,555
3	Morgan Stanley Capital I	4.989%	8/13/42	21,875	21,415
3	Morgan Stanley Capital I	5.230%	9/15/42	22,425	21,906
3	Morgan Stanley Capital I	5.769%	10/15/42	7,675	7,445
3,5	Morgan Stanley Capital I	5.774%	10/15/42	340	275
3,5	Morgan Stanley Capital I	5.207%	11/14/42	15,525	15,612
3,5	Morgan Stanley Capital I	5.207%	11/14/42	450	391
3	Morgan Stanley Capital I	6.280%	1/11/43	15,725	14,609
3	Morgan Stanley Capital I	5.332%	12/15/43	6,225	5,704
3,5	Morgan Stanley Capital I	5.385%	3/12/44	28,666	27,379
3,5	Morgan Stanley Capital I	5.773%	7/12/44	4,125	3,282
3	Morgan Stanley Capital I	4.660%	9/13/45	2,300	2,213
3,5	Morgan Stanley Capital I	5.654%	4/15/49	1,850	1,787
3,5	Morgan Stanley Capital I	5.691%	4/15/49	4,450	2,635
3,5	Morgan Stanley Capital I	5.544%	11/12/49	6,875	5,023
3	Morgan Stanley Capital I	5.809%	12/12/49	10,545	8,921
3	Morgan Stanley Capital I	5.090%	10/12/52	7,300	7,377
3,5	Morgan Stanley Capital I	5.204%	10/12/52	5,085	3,997
3	Morgan Stanley Capital I	4.770%	7/15/56	3,195	2,380
3	Morgan Stanley Dean Witter Capital I	6.660%	2/15/33	3,473	3,566
3	Morgan Stanley Dean Witter Capital I	6.390%	7/15/33	3,582	3,718
3	Morgan Stanley Dean Witter Capital I	4.920%	3/12/35	15,675	15,802
3	Morgan Stanley Dean Witter Capital I	6.390%	10/15/35	4,025	4,248
3	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	21,000	20,576
3	Nissan Auto Receivables Owner Trust	4.460%	4/16/12	935	957
3	Nissan Auto Receivables Owner Trust	5.050%	11/17/14	6,175	6,549
3	Oncor Electric Delivery Transition Bond Co. LLC	4.030%	2/15/12	247	248
3	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	3,855	3,914

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	8,091	8,442
3	PNC Mortgage Acceptance Corp.	7.300%	10/12/33	524	535
3	PSE&G Transition Funding LLC	6.890%	12/15/17	20,100	23,352
3	Residential Asset Securities Corp.	6.489%	10/25/30	227	188
3,5	Salomon Brothers Mortgage Securities VII Inc.	3.688%	9/25/33	8,692	8,301
3	Salomon Brothers Mortgage Securities VII Inc.	4.467%	3/18/36	553	551
3	USAA Auto Owner Trust	4.710%	2/18/14	12,600	13,290
3	Wachovia Bank Commercial Mortgage Trust	4.440%	11/15/34	706	715
3	Wachovia Bank Commercial Mortgage Trust	4.980%	11/15/34	700	717
3	Wachovia Bank Commercial Mortgage Trust	4.867%	2/15/35	700	709
3,5	Wachovia Bank Commercial Mortgage Trust	5.125%	8/15/35	2,850	2,910
3	Wachovia Bank Commercial Mortgage Trust	4.719%	1/15/41	3,250	3,263
3	Wachovia Bank Commercial Mortgage Trust	4.748%	2/15/41	20,255	19,927
3	Wachovia Bank Commercial Mortgage Trust	5.001%	7/15/41	5,463	5,502
3,5	Wachovia Bank Commercial Mortgage Trust	5.237%	7/15/41	21,870	21,908
3	Wachovia Bank Commercial Mortgage Trust	4.803%	10/15/41	18,625	17,872
3,5	Wachovia Bank Commercial Mortgage Trust	5.083%	3/15/42	13,875	13,734
3	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	5,850	5,647
3,5	Wachovia Bank Commercial Mortgage Trust	5.740%	5/15/43	6,625	5,154
3,5	Wachovia Bank Commercial Mortgage Trust	5.740%	5/15/43	13,125	12,712
3	Wachovia Bank Commercial Mortgage Trust	4.699%	5/15/44	13,404	12,789
3,5	Wachovia Bank Commercial Mortgage Trust	5.209%	10/15/44	16,635	16,430
3,5	Wachovia Bank Commercial Mortgage Trust	5.265%	12/15/44	29,325	29,309
3,5	Wachovia Bank Commercial Mortgage Trust	5.315%	12/15/44	155	133
3,5	Wachovia Bank Commercial Mortgage Trust	5.956%	6/15/45	1,215	941
3,5	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	8,000	7,250
3,5	Wachovia Bank Commercial Mortgage Trust	5.818%	5/15/46	4,975	3,296
3	Wachovia Bank Commercial Mortgage Trust	5.313%	11/15/48	15,825	14,998
3	Wachovia Bank Commercial Mortgage Trust	5.339%	11/15/48	10,395	7,788
3	World Omni Auto Receivables Trust	3.940%	10/15/12	14,975	15,268

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,546,454)					2,543,213

Corporate Bonds (19.9%)
Finance (7.2%)
	Banking (4.9%)
	Abbey National PLC	7.950%	10/26/29	13,865	15,446
	ABN Amro Bank NV	4.650%	6/4/18	225	180
	American Express Bank FSB	5.550%	10/17/12	3,275	3,484
	American Express Bank FSB	5.500%	4/16/13	7,800	8,285
	American Express Bank FSB	6.000%	9/13/17	4,050	4,179
	American Express Centurion Bank	5.550%	10/17/12	2,475	2,640
	American Express Centurion Bank	5.950%	6/12/17	1,750	1,815
	American Express Centurion Bank	6.000%	9/13/17	21,625	22,449
	American Express Co.	4.875%	7/15/13	5,821	6,056
	American Express Co.	7.250%	5/20/14	725	817
	American Express Co.	5.500%	9/12/16	2,850	2,934
	American Express Co.	6.150%	8/28/17	5,075	5,295
	American Express Co.	7.000%	3/19/18	29,200	32,206
	American Express Co.	8.150%	3/19/38	1,475	1,827
3	American Express Co.	6.800%	9/1/66	5,930	5,132
	American Express Credit Corp.	5.000%	12/2/10	4,700	4,851
	American Express Credit Corp.	5.875%	5/2/13	16,700	17,877
	American Express Credit Corp.	7.300%	8/20/13	16,825	18,918
	American Express Credit Corp.	5.125%	8/25/14	4,100	4,323
4	American Express Travel Related Services Co. Inc.	5.250%	11/21/11	6,075	6,338
	Amsouth Bank	5.200%	4/1/15	4,825	4,154
	Associates Corp. of North America	6.950%	11/1/18	250	252
4	Banco Bilbao Vizcaya Argentaria SA	5.750%	7/20/17	2,200	2,360
	Banco Santander Chile	2.875%	11/13/12	4,450	4,477
	Bank of America Corp.	4.250%	10/1/10	7,525	7,718
	Bank of America Corp.	4.375%	12/1/10	1,975	2,036
	Bank of America Corp.	5.375%	8/15/11	1,275	1,345
	Bank of America Corp.	5.375%	9/11/12	4,650	4,933

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	4.875%	9/15/12	12,375	12,952
Bank of America Corp.	4.875%	1/15/13	7,631	7,957
Bank of America Corp.	4.900%	5/1/13	12,790	13,254
Bank of America Corp.	7.375%	5/15/14	5,125	5,812
Bank of America Corp.	5.375%	6/15/14	2,900	3,021
Bank of America Corp.	5.125%	11/15/14	22,425	23,203
Bank of America Corp.	5.250%	12/1/15	3,850	3,880
Bank of America Corp.	6.500%	8/1/16	20,850	22,477
Bank of America Corp.	5.750%	8/15/16	10,875	10,971
Bank of America Corp.	5.625%	10/14/16	5,925	6,020
Bank of America Corp.	5.420%	3/15/17	15,325	15,192
Bank of America Corp.	6.000%	9/1/17	1,010	1,055
Bank of America Corp.	5.750%	12/1/17	5,950	6,126
Bank of America Corp.	5.650%	5/1/18	48,150	48,986
Bank of America Corp.	7.625%	6/1/19	8,175	9,458
Bank of America Corp.	6.800%	3/15/28	625	611
Bank of America Corp.	6.500%	9/15/37	2,325	2,259
Bank of America NA	5.300%	3/15/17	23,575	23,041
Bank of America NA	6.100%	6/15/17	5,175	5,262
Bank of America NA	6.000%	10/15/36	13,100	12,667
Bank of New York Mellon Corp.	4.950%	1/14/11	2,025	2,100
Bank of New York Mellon Corp.	6.375%	4/1/12	300	326
Bank of New York Mellon Corp.	4.950%	11/1/12	22,525	24,262
Bank of New York Mellon Corp.	4.500%	4/1/13	2,125	2,240
Bank of New York Mellon Corp.	5.125%	8/27/13	3,525	3,802
Bank of New York Mellon Corp.	4.300%	5/15/14	5,695	5,990
Bank of New York Mellon Corp.	4.950%	3/15/15	5,825	6,139
Bank of New York Mellon Corp.	5.450%	5/15/19	5,890	6,177
4 Bank of Scotland PLC	5.250%	2/21/17	11,325	11,267
Bank of Tokyo-Mitsubishi UFJ Ltd.	7.400%	6/15/11	9,050	9,785
Bank One Corp.	5.900%	11/15/11	2,075	2,218
Bank One Corp.	5.250%	1/30/13	3,675	3,890
Bank One Corp.	4.900%	4/30/15	1,950	2,011
Bank One Corp.	7.625%	10/15/26	1,150	1,307
Banque Paribas	6.950%	7/22/13	900	989
Barclays Bank PLC	5.450%	9/12/12	6,575	7,109
Barclays Bank PLC	2.500%	1/23/13	6,900	6,894
Barclays Bank PLC	5.200%	7/10/14	8,700	9,262
Barclays Bank PLC	5.000%	9/22/16	8,875	9,087
Barclays Bank PLC	6.750%	5/22/19	8,275	9,291
BB&T Capital Trust II	6.750%	6/7/36	8,275	7,712
3 BB&T Capital Trust IV	6.820%	6/12/57	3,775	3,403
BB&T Corp.	6.500%	8/1/11	2,405	2,562
BB&T Corp.	3.850%	7/27/12	3,575	3,705
BB&T Corp.	4.750%	10/1/12	5,450	5,686
BB&T Corp.	5.700%	4/30/14	4,050	4,373
BB&T Corp.	5.200%	12/23/15	4,387	4,571
BB&T Corp.	4.900%	6/30/17	525	511
BB&T Corp.	6.850%	4/30/19	5,779	6,550
BB&T Corp.	5.250%	11/1/19	5,450	5,353
Bear Stearns Cos. LLC	4.500%	10/28/10	2,495	2,575
Bear Stearns Cos. LLC	5.350%	2/1/12	22,525	23,953
Bear Stearns Cos. LLC	6.950%	8/10/12	7,832	8,749
Bear Stearns Cos. LLC	5.700%	11/15/14	14,240	15,572
Bear Stearns Cos. LLC	5.300%	10/30/15	6,040	6,426
Bear Stearns Cos. LLC	5.550%	1/22/17	4,000	4,085
Bear Stearns Cos. LLC	6.400%	10/2/17	7,425	8,166
Bear Stearns Cos. LLC	7.250%	2/1/18	10,528	12,125
Bear Stearns Cos. LLC	4.650%	7/2/18	1,650	1,590
BNP Paribas US Medium-Term Note Program LLC	2.125%	12/21/12	725	726
BNY Mellon NA	4.750%	12/15/14	2,800	2,948
Branch Banking & Trust Co.	5.625%	9/15/16	5,475	5,411
Capital One Bank USA NA	6.500%	6/13/13	4,350	4,663
Capital One Bank USA NA	8.800%	7/15/19	11,150	13,250

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Capital III	7.686%	8/15/36	5,975	5,258
	Capital One Capital IV	6.745%	2/17/37	2,475	2,054
	Capital One Capital V	10.250%	8/15/39	1,625	1,894
	Capital One Capital VI	8.875%	5/15/40	1,625	1,731
	Capital One Financial Corp.	5.700%	9/15/11	3,175	3,348
	Capital One Financial Corp.	4.800%	2/21/12	1,700	1,766
	Capital One Financial Corp.	7.375%	5/23/14	3,425	3,880
	Capital One Financial Corp.	5.500%	6/1/15	6,375	6,648
	Capital One Financial Corp.	6.150%	9/1/16	5,246	5,292
	Capital One Financial Corp.	5.250%	2/21/17	1,350	1,327
	Capital One Financial Corp.	6.750%	9/15/17	5,650	6,063
	Charter One Bank NA	5.500%	4/26/11	10,300	10,547
3,4	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	14,125	13,792
	Citigroup Inc.	6.500%	1/18/11	9,395	9,820
	Citigroup Inc.	5.125%	2/14/11	7,700	7,940
	Citigroup Inc.	5.100%	9/29/11	23,425	24,276
	Citigroup Inc.	6.000%	2/21/12	5,074	5,358
	Citigroup Inc.	5.250%	2/27/12	9,725	10,114
	Citigroup Inc.	5.500%	8/27/12	2,300	2,390
	Citigroup Inc.	5.625%	8/27/12	6,340	6,527
	Citigroup Inc.	5.300%	10/17/12	21,400	22,378
	Citigroup Inc.	5.500%	4/11/13	28,815	29,921
	Citigroup Inc.	6.500%	8/19/13	15,025	16,026
	Citigroup Inc.	5.125%	5/5/14	7,200	7,239
	Citigroup Inc.	6.375%	8/12/14	6,275	6,564
	Citigroup Inc.	5.000%	9/15/14	33,787	32,642
	Citigroup Inc.	5.500%	10/15/14	14,200	14,404
	Citigroup Inc.	6.010%	1/15/15	7,500	7,704
	Citigroup Inc.	4.700%	5/29/15	3,225	3,115
	Citigroup Inc.	5.300%	1/7/16	19,225	18,804
	Citigroup Inc.	5.500%	2/15/17	3,150	2,992
	Citigroup Inc.	6.000%	8/15/17	13,875	13,877
	Citigroup Inc.	6.125%	11/21/17	9,800	9,951
	Citigroup Inc.	6.125%	5/15/18	7,750	7,768
	Citigroup Inc.	8.500%	5/22/19	6,850	7,937
	Citigroup Inc.	6.625%	6/15/32	1,200	1,113
	Citigroup Inc.	5.875%	2/22/33	11,125	9,338
	Citigroup Inc.	6.000%	10/31/33	7,775	6,575
	Citigroup Inc.	5.850%	12/11/34	1,575	1,357
	Citigroup Inc.	6.125%	8/25/36	8,375	7,143
	Citigroup Inc.	5.875%	5/29/37	7,025	6,257
	Citigroup Inc.	6.875%	3/5/38	14,725	14,706
	Citigroup Inc.	8.125%	7/15/39	13,875	15,840
	Comerica Bank	5.750%	11/21/16	9,950	9,601
	Comerica Bank	5.200%	8/22/17	2,900	2,704
3	Comerica Capital Trust II	6.576%	2/20/37	3,400	2,720
	Comerica Inc.	4.800%	5/1/15	3,400	3,144
	Compass Bank	6.400%	10/1/17	2,075	2,076
	Compass Bank	5.900%	4/1/26	1,875	1,552
4	Corestates Capital I	8.000%	12/15/26	3,975	3,935
	Countrywide Financial Corp.	5.800%	6/7/12	6,375	6,771
	Countrywide Financial Corp.	6.250%	5/15/16	1,675	1,708
	Countrywide Home Loans Inc.	4.000%	3/22/11	2,706	2,777
	Credit Suisse	5.000%	5/15/13	12,775	13,616
	Credit Suisse	5.500%	5/1/14	9,925	10,774
	Credit Suisse	6.000%	2/15/18	9,825	10,315
	Credit Suisse	5.300%	8/13/19	15,075	15,606
3	Credit Suisse	5.860%	5/15/49	8,130	7,215
	Credit Suisse USA Inc.	4.875%	8/15/10	19,225	19,736
	Credit Suisse USA Inc.	5.250%	3/2/11	7,275	7,625
	Credit Suisse USA Inc.	5.500%	8/16/11	4,300	4,569
	Credit Suisse USA Inc.	6.125%	11/15/11	12,525	13,571
	Credit Suisse USA Inc.	6.500%	1/15/12	1,950	2,124
	Credit Suisse USA Inc.	5.500%	8/15/13	9,485	10,241

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Credit Suisse USA Inc.	5.125%	1/15/14	2,075	2,218
Credit Suisse USA Inc.	4.875%	1/15/15	15,490	16,249
Credit Suisse USA Inc.	5.125%	8/15/15	8,625	9,182
Credit Suisse USA Inc.	7.125%	7/15/32	3,471	4,082
Deutsche Bank AG	5.375%	10/12/12	12,575	13,582
Deutsche Bank AG	4.875%	5/20/13	22,425	23,849
Deutsche Bank AG	6.000%	9/1/17	19,006	20,722
Deutsche Bank Financial LLC	5.375%	3/2/15	4,250	4,420
Discover Bank	8.700%	11/18/19	5,000	5,363
FIA Card Services NA	6.625%	6/15/12	2,715	2,884
Fifth Third Bancorp	6.250%	5/1/13	4,650	4,829
Fifth Third Bancorp	5.450%	1/15/17	4,900	4,362
Fifth Third Bancorp	4.500%	6/1/18	1,225	996
Fifth Third Bancorp	8.250%	3/1/38	4,300	4,039
Fifth Third Bank	4.750%	2/1/15	8,525	8,131
3 Fifth Third Capital Trust IV	6.500%	4/15/67	3,400	2,482
First Tennessee Bank NA	5.050%	1/15/15	1,400	1,237
First Union Institutional Capital I	8.040%	12/1/26	1,400	1,397
Golden West Financial Corp.	4.750%	10/1/12	2,590	2,713
Goldman Sachs Capital I	6.345%	2/15/34	15,565	14,512
3 Goldman Sachs Capital II	5.793%	12/29/49	8,850	6,812
Goldman Sachs Group Inc.	4.500%	6/15/10	4,670	4,754
Goldman Sachs Group Inc.	6.875%	1/15/11	2,850	3,026
Goldman Sachs Group Inc.	6.600%	1/15/12	24,710	26,775
Goldman Sachs Group Inc.	5.300%	2/14/12	725	769
Goldman Sachs Group Inc.	3.625%	8/1/12	3,850	3,959
Goldman Sachs Group Inc.	5.700%	9/1/12	650	701
Goldman Sachs Group Inc.	5.450%	11/1/12	9,625	10,359
Goldman Sachs Group Inc.	5.250%	4/1/13	8,790	9,282
Goldman Sachs Group Inc.	4.750%	7/15/13	10,200	10,670
Goldman Sachs Group Inc.	5.250%	10/15/13	15,445	16,401
Goldman Sachs Group Inc.	5.150%	1/15/14	2,115	2,241
Goldman Sachs Group Inc.	6.000%	5/1/14	34,950	38,299
Goldman Sachs Group Inc.	5.000%	10/1/14	24,427	25,703
Goldman Sachs Group Inc.	5.125%	1/15/15	14,235	14,961
Goldman Sachs Group Inc.	5.350%	1/15/16	17,150	17,832
Goldman Sachs Group Inc.	5.750%	10/1/16	9,075	9,589
Goldman Sachs Group Inc.	5.625%	1/15/17	11,475	11,802
Goldman Sachs Group Inc.	6.250%	9/1/17	24,550	26,339
Goldman Sachs Group Inc.	5.950%	1/18/18	22,725	23,990
Goldman Sachs Group Inc.	6.150%	4/1/18	12,375	13,250
Goldman Sachs Group Inc.	7.500%	2/15/19	7,165	8,358
Goldman Sachs Group Inc.	5.950%	1/15/27	8,825	8,500
Goldman Sachs Group Inc.	6.125%	2/15/33	11,325	11,592
Goldman Sachs Group Inc.	6.450%	5/1/36	5,000	4,928
Goldman Sachs Group Inc.	6.750%	10/1/37	31,611	32,271
4 HBOS PLC	6.750%	5/21/18	5,675	5,252
HSBC Bank PLC	6.950%	3/15/11	8,925	9,329
HSBC Bank USA NA	4.625%	4/1/14	5,175	5,403
HSBC Bank USA NA	5.875%	11/1/34	1,950	1,883
HSBC Bank USA NA	5.625%	8/15/35	1,675	1,535
HSBC Holdings PLC	7.625%	5/17/32	925	1,002
HSBC Holdings PLC	7.350%	11/27/32	1,990	2,168
HSBC Holdings PLC	6.500%	5/2/36	17,850	18,693
HSBC Holdings PLC	6.500%	9/15/37	14,400	15,054
HSBC Holdings PLC	6.800%	6/1/38	3,250	3,516
4 ICICI Bank Ltd.	6.625%	10/3/12	5,650	5,947
JP Morgan Chase Capital XV	5.875%	3/15/35	4,055	3,590
JP Morgan Chase Capital XVII	5.850%	8/1/35	625	541
JP Morgan Chase Capital XX	6.550%	9/29/36	5,925	5,480
JP Morgan Chase Capital XXII	6.450%	2/2/37	9,625	8,838
JP Morgan Chase Capital XXV	6.800%	10/1/37	9,875	9,770
JPMorgan Chase & Co.	6.750%	2/1/11	11,562	12,246
JPMorgan Chase & Co.	5.600%	6/1/11	14,700	15,555

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	4.850%	6/16/11	8,775	9,206
JPMorgan Chase & Co.	4.500%	1/15/12	4,925	5,183
JPMorgan Chase & Co.	6.625%	3/15/12	9,825	10,739
JPMorgan Chase & Co.	5.375%	10/1/12	18,350	19,900
JPMorgan Chase & Co.	5.750%	1/2/13	5,671	6,101
JPMorgan Chase & Co.	4.750%	5/1/13	13,950	14,726
JPMorgan Chase & Co.	5.375%	1/15/14	3,475	3,718
JPMorgan Chase & Co.	4.875%	3/15/14	17,215	17,949
JPMorgan Chase & Co.	5.125%	9/15/14	20,837	22,036
JPMorgan Chase & Co.	4.750%	3/1/15	2,575	2,695
JPMorgan Chase & Co.	5.250%	5/1/15	5,100	5,305
JPMorgan Chase & Co.	5.150%	10/1/15	5,535	5,745
JPMorgan Chase & Co.	6.125%	6/27/17	11,550	12,178
JPMorgan Chase & Co.	6.000%	1/15/18	3,325	3,598
JPMorgan Chase & Co.	6.300%	4/23/19	7,550	8,351
JPMorgan Chase & Co.	6.400%	5/15/38	55,169	60,768
JPMorgan Chase Bank NA	5.875%	6/13/16	4,121	4,320
JPMorgan Chase Bank NA	6.000%	7/5/17	825	871
JPMorgan Chase Bank NA	6.000%	10/1/17	1,925	2,055
JPMorgan Chase Capital XXVII	7.000%	11/1/39	2,325	2,361
KeyBank NA	7.000%	2/1/11	625	650
KeyBank NA	5.500%	9/17/12	5,325	5,530
KeyBank NA	5.800%	7/1/14	2,825	2,769
KeyBank NA	4.950%	9/15/15	5,600	5,234
KeyBank NA	5.450%	3/3/16	5,600	5,154
KeyBank NA	6.950%	2/1/28	1,925	1,673
KeyCorp	6.500%	5/14/13	5,275	5,436
M&I Marshall & Ilsley Bank	5.250%	9/4/12	925	832
M&I Marshall & Ilsley Bank	4.850%	6/16/15	600	469
M&I Marshall & Ilsley Bank	5.000%	1/17/17	150	117
Manufacturers & Traders Trust Co.	6.625%	12/4/17	6,550	6,690
3 Manufacturers & Traders Trust Co.	5.585%	12/28/20	450	372
MBNA Corp.	7.500%	3/15/12	2,520	2,759
MBNA Corp.	6.125%	3/1/13	3,850	4,063
MBNA Corp.	5.000%	6/15/15	3,425	3,418
3 Mellon Capital IV	6.244%	6/29/49	200	160
Mellon Funding Corp.	6.400%	5/14/11	350	372
Mellon Funding Corp.	5.000%	12/1/14	875	932
Merrill Lynch & Co. Inc.	5.770%	7/25/11	6,750	7,143
Merrill Lynch & Co. Inc.	6.050%	8/15/12	10,000	10,747
Merrill Lynch & Co. Inc.	5.450%	2/5/13	14,550	15,316
Merrill Lynch & Co. Inc.	6.150%	4/25/13	19,975	21,692
Merrill Lynch & Co. Inc.	5.000%	2/3/14	11,325	11,612
Merrill Lynch & Co. Inc.	5.450%	7/15/14	2,250	2,366
Merrill Lynch & Co. Inc.	5.000%	1/15/15	16,454	16,780
Merrill Lynch & Co. Inc.	6.050%	5/16/16	3,925	3,969
Merrill Lynch & Co. Inc.	5.700%	5/2/17	16,075	15,785
Merrill Lynch & Co. Inc.	6.400%	8/28/17	13,850	14,498
Merrill Lynch & Co. Inc.	6.875%	4/25/18	33,386	36,025
Merrill Lynch & Co. Inc.	6.500%	7/15/18	325	335
Merrill Lynch & Co. Inc.	6.220%	9/15/26	14,925	14,188
Merrill Lynch & Co. Inc.	6.110%	1/29/37	4,350	3,983
Merrill Lynch & Co. Inc.	7.750%	5/14/38	10,560	11,634
Morgan Stanley	4.000%	1/15/10	8,150	8,157
Morgan Stanley	5.050%	1/21/11	3,116	3,232
Morgan Stanley	6.750%	4/15/11	18,265	19,375
Morgan Stanley	5.625%	1/9/12	7,150	7,578
Morgan Stanley	6.600%	4/1/12	11,335	12,303
Morgan Stanley	5.750%	8/31/12	7,400	7,978
Morgan Stanley	5.300%	3/1/13	16,486	17,426
Morgan Stanley	6.750%	10/15/13	600	657
Morgan Stanley	4.750%	4/1/14	24,957	25,113
Morgan Stanley	6.000%	5/13/14	20,085	21,563
Morgan Stanley	4.200%	11/20/14	11,700	11,687

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Morgan Stanley	6.000%	4/28/15	39,675	42,275
	Morgan Stanley	5.375%	10/15/15	5,525	5,758
	Morgan Stanley	5.750%	10/18/16	14,500	15,121
	Morgan Stanley	5.450%	1/9/17	9,325	9,462
	Morgan Stanley	5.550%	4/27/17	2,875	2,922
	Morgan Stanley	6.250%	8/28/17	510	538
	Morgan Stanley	5.950%	12/28/17	16,050	16,652
	Morgan Stanley	6.625%	4/1/18	29,300	31,786
	Morgan Stanley	7.300%	5/13/19	1,810	2,033
	Morgan Stanley	5.625%	9/23/19	20,050	20,195
	Morgan Stanley	6.250%	8/9/26	14,525	14,925
	Morgan Stanley	7.250%	4/1/32	9,815	11,342
	National City Bank	6.250%	3/15/11	475	495
	National City Bank	4.625%	5/1/13	2,500	2,537
	National City Corp.	4.900%	1/15/15	1,100	1,128
	National City Corp.	6.875%	5/15/19	650	701
3	National City Preferred Capital Trust I	12.000%	12/31/49	5,450	6,240
4	Nationwide Building Society	4.250%	2/1/10	85	85
4	Nationwide Building Society	5.500%	7/18/12	22,025	23,510
	North Fork Bancorporation Inc.	5.875%	8/15/12	150	156
4	Northern Rock PLC	5.625%	6/22/17	37,275	35,715
	Northern Trust Co.	6.500%	8/15/18	1,075	1,188
	Northern Trust Corp.	5.500%	8/15/13	1,250	1,356
	Northern Trust Corp.	4.625%	5/1/14	3,975	4,241
	PNC Bank NA	4.875%	9/21/17	7,825	7,409
	PNC Bank NA	6.000%	12/7/17	1,100	1,115
	PNC Funding Corp.	5.125%	12/14/10	4,475	4,647
	PNC Funding Corp.	5.400%	6/10/14	379	409
	PNC Funding Corp.	4.250%	9/21/15	3,675	3,751
	PNC Funding Corp.	5.250%	11/15/15	8,050	8,256
	PNC Funding Corp.	5.625%	2/1/17	875	877
	PNC Funding Corp.	6.700%	6/10/19	2,259	2,517
	Regions Bank	7.500%	5/15/18	2,050	1,879
	Regions Financial Corp.	6.375%	5/15/12	2,775	2,650
	Regions Financial Corp.	7.750%	11/10/14	2,775	2,782
	Regions Financial Corp.	7.375%	12/10/37	3,700	3,030
	Royal Bank of Canada	4.125%	1/26/10	3,600	3,607
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	1,350	1,364
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	96	84
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	6,425	5,564
	Royal Bank of Scotland Group PLC	6.400%	10/21/19	23,775	23,539
4	Royal Bank of Scotland PLC	4.875%	8/25/14	1,000	1,004
	Santander Financial Issuances Ltd.	6.375%	2/15/11	2,050	2,136
	SouthTrust Corp.	5.800%	6/15/14	2,450	2,557
	Sovereign Bank	5.125%	3/15/13	2,275	2,312
	Sovereign Bank	8.750%	5/30/18	1,325	1,526
3,4	Standard Chartered PLC	6.409%	12/31/49	5,525	4,475
	State Street Bank and Trust Co.	5.300%	1/15/16	2,675	2,718
	State Street Corp.	4.300%	5/30/14	3,500	3,640
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	12,600	14,083
	SunTrust Bank	6.375%	4/1/11	6,230	6,479
	SunTrust Bank	5.000%	9/1/15	250	241
	SunTrust Bank	5.450%	12/1/17	400	384
	SunTrust Bank	7.250%	3/15/18	875	908
	SunTrust Banks Inc.	5.250%	11/5/12	6,350	6,581
	SunTrust Banks Inc.	6.000%	9/11/17	2,883	2,859
	SunTrust Banks Inc.	6.000%	2/15/26	3,075	2,491
	SunTrust Capital VIII	6.100%	12/15/36	1,830	1,270
	UBS AG	7.000%	10/15/15	2,200	2,334
	UBS AG	5.875%	7/15/16	2,175	2,206
	UBS AG	7.375%	6/15/17	3,225	3,382
	UBS AG	5.875%	12/20/17	28,224	29,050
	UBS AG	5.750%	4/25/18	11,100	11,329
3	UBS Preferred Funding Trust II	7.247%	6/29/49	8	7

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UFJ Finance Aruba AEC	6.750%	7/15/13	19,300	21,193
Union Bank NA	5.950%	5/11/16	3,650	3,652
Union Planters Corp.	4.375%	12/1/10	800	800
Union Planters Corp.	7.750%	3/1/11	9,650	9,461
UnionBanCal Corp.	5.250%	12/16/13	2,055	2,093
US Bancorp	4.200%	5/15/14	775	808
US Bank NA	6.375%	8/1/11	5,500	5,914
US Bank NA	6.300%	2/4/14	7,875	8,698
US Bank NA	4.950%	10/30/14	11,121	11,838
3 USB Capital IX	6.189%	4/15/49	7,815	6,291
USB Capital XIII Trust	6.625%	12/15/39	700	704
Wachovia Bank NA	4.800%	11/1/14	1,400	1,424
Wachovia Bank NA	4.875%	2/1/15	13,500	13,804
Wachovia Bank NA	5.000%	8/15/15	885	899
Wachovia Bank NA	6.000%	11/15/17	7,725	8,100
Wachovia Bank NA	5.850%	2/1/37	14,800	14,302
Wachovia Bank NA	6.600%	1/15/38	11,900	12,553
3 Wachovia Capital Trust III	5.800%	3/15/11	10,075	7,657
Wachovia Corp.	5.300%	10/15/11	13,875	14,745
Wachovia Corp.	4.875%	2/15/14	9,250	9,415
Wachovia Corp.	5.250%	8/1/14	4,862	5,032
Wachovia Corp.	5.625%	10/15/16	12,350	12,584
Wachovia Corp.	5.750%	6/15/17	24,425	25,433
Wachovia Corp.	5.750%	2/1/18	1,325	1,377
Wachovia Corp.	6.605%	10/1/25	175	168
Wachovia Corp.	7.500%	4/15/35	875	912
Wachovia Corp.	5.500%	8/1/35	2,850	2,550
Wachovia Corp.	6.550%	10/15/35	575	537
Wells Fargo & Co.	4.875%	1/12/11	10,821	11,233
Wells Fargo & Co.	6.375%	8/1/11	1,575	1,681
Wells Fargo & Co.	5.300%	8/26/11	8,675	9,178
Wells Fargo & Co.	5.125%	9/1/12	3,150	3,317
Wells Fargo & Co.	5.250%	10/23/12	32,250	34,489
Wells Fargo & Co.	4.375%	1/31/13	9,675	10,025
Wells Fargo & Co.	4.950%	10/16/13	3,725	3,875
Wells Fargo & Co.	5.000%	11/15/14	96	99
Wells Fargo & Co.	5.625%	12/11/17	31,050	32,210
Wells Fargo & Co.	5.375%	2/7/35	4,350	4,045
Wells Fargo Bank NA	6.450%	2/1/11	12,325	12,936
Wells Fargo Bank NA	4.750%	2/9/15	12,075	12,346
Wells Fargo Bank NA	5.750%	5/16/16	6,225	6,375
Wells Fargo Bank NA	5.950%	8/26/36	10,025	9,655
Wells Fargo Capital X	5.950%	12/15/36	2,450	2,132
3 Wells Fargo Capital XIII	7.700%	12/29/49	9,525	9,239
3 Wells Fargo Capital XV	9.750%	12/29/49	4,650	5,022
Wells Fargo Financial Inc.	5.500%	8/1/12	3,125	3,347
Westpac Banking Corp.	2.250%	11/19/12	7,825	7,800
Westpac Banking Corp.	4.200%	2/27/15	13,500	13,715
Westpac Banking Corp.	4.875%	11/19/19	10,300	10,171
Brokerage (0.1%)
Ameriprise Financial Inc.	5.650%	11/15/15	3,875	4,109
Ameriprise Financial Inc.	7.300%	6/28/19	400	447
3 Ameriprise Financial Inc.	7.518%	6/1/66	925	800
BlackRock Inc.	2.250%	12/10/12	5,000	4,977
BlackRock Inc.	3.500%	12/10/14	4,075	4,034
BlackRock Inc.	6.250%	9/15/17	3,150	3,393
BlackRock Inc.	5.000%	12/10/19	550	543
Charles Schwab Corp.	4.950%	6/1/14	10,150	10,731
4 FMR LLC	7.490%	6/15/19	800	896
Jefferies Group Inc.	8.500%	7/15/19	900	964
Jefferies Group Inc.	6.450%	6/8/27	13,025	10,945
Jefferies Group Inc.	6.250%	1/15/36	6,625	5,253
Lazard Group LLC	6.850%	6/15/17	6,075	6,114

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TD Ameritrade Holding Corp.	2.950%	12/1/12	1,925	1,910
TD Ameritrade Holding Corp.	4.150%	12/1/14	2,550	2,519
TD Ameritrade Holding Corp.	5.600%	12/1/19	2,300	2,285
Finance Companies (0.9%)
Block Financial LLC	7.875%	1/15/13	1,575	1,752
Discover Financial Services	6.450%	6/12/17	925	869
GATX Corp.	4.750%	10/1/12	2,500	2,566
General Electric Capital Corp.	4.250%	9/13/10	3,700	3,785
General Electric Capital Corp.	5.000%	12/1/10	2,125	2,207
General Electric Capital Corp.	5.200%	2/1/11	1,550	1,613
General Electric Capital Corp.	6.125%	2/22/11	10,055	10,617
General Electric Capital Corp.	5.500%	4/28/11	5,950	6,264
General Electric Capital Corp.	5.000%	11/15/11	11,880	12,561
General Electric Capital Corp.	4.375%	11/21/11	1,450	1,508
General Electric Capital Corp.	5.875%	2/15/12	14,811	15,872
General Electric Capital Corp.	4.375%	3/3/12	11,775	12,230
General Electric Capital Corp.	5.000%	4/10/12	150	158
General Electric Capital Corp.	6.000%	6/15/12	22,542	24,331
General Electric Capital Corp.	3.500%	8/13/12	16,200	16,514
General Electric Capital Corp.	5.250%	10/19/12	45,200	48,132
General Electric Capital Corp.	5.450%	1/15/13	8,150	8,694
General Electric Capital Corp.	4.800%	5/1/13	21,525	22,549
General Electric Capital Corp.	5.900%	5/13/14	7,850	8,553
General Electric Capital Corp.	5.500%	6/4/14	13,075	13,891
General Electric Capital Corp.	5.650%	6/9/14	8,650	9,258
General Electric Capital Corp.	3.750%	11/14/14	24,225	24,061
General Electric Capital Corp.	4.375%	9/21/15	2,900	2,947
General Electric Capital Corp.	5.400%	2/15/17	26,725	27,138
General Electric Capital Corp.	5.625%	9/15/17	4,675	4,701
General Electric Capital Corp.	5.625%	5/1/18	26,500	27,095
General Electric Capital Corp.	6.000%	8/7/19	9,650	10,015
General Electric Capital Corp.	6.750%	3/15/32	35,581	36,255
General Electric Capital Corp.	6.150%	8/7/37	14,475	13,730
General Electric Capital Corp.	5.875%	1/14/38	35,250	32,700
General Electric Capital Corp.	6.875%	1/10/39	18,050	18,604
3 General Electric Capital Corp.	6.375%	11/15/67	11,225	9,766
3 HSBC Finance Capital Trust IX	5.911%	11/30/35	2,075	1,696
HSBC Finance Corp.	5.250%	1/14/11	12,050	12,539
HSBC Finance Corp.	5.700%	6/1/11	17,225	18,002
HSBC Finance Corp.	6.375%	10/15/11	2,525	2,691
HSBC Finance Corp.	7.000%	5/15/12	12,125	13,189
HSBC Finance Corp.	5.900%	6/19/12	2,800	2,983
HSBC Finance Corp.	6.375%	11/27/12	17,932	19,642
HSBC Finance Corp.	4.750%	7/15/13	1,425	1,486
HSBC Finance Corp.	5.250%	1/15/14	6,850	7,180
HSBC Finance Corp.	5.000%	6/30/15	20,325	21,090
HSBC Finance Corp.	5.500%	1/19/16	1,521	1,585
International Lease Finance Corp.	4.950%	2/1/11	10,400	9,672
International Lease Finance Corp.	5.450%	3/24/11	4,875	4,485
International Lease Finance Corp.	5.750%	6/15/11	10,671	9,764
International Lease Finance Corp.	5.300%	5/1/12	4,700	3,995
International Lease Finance Corp.	5.000%	9/15/12	7,350	6,174
International Lease Finance Corp.	6.375%	3/25/13	8,000	6,640
International Lease Finance Corp.	5.625%	9/20/13	11,195	8,760
International Lease Finance Corp.	5.650%	6/1/14	4,600	3,496
SLM Corp.	5.400%	10/25/11	16,800	16,787
SLM Corp.	5.375%	1/15/13	4,175	3,971
SLM Corp.	5.000%	10/1/13	4,200	3,854
SLM Corp.	5.375%	5/15/14	40	36
SLM Corp.	5.050%	11/14/14	1,875	1,692
SLM Corp.	8.450%	6/15/18	17,500	17,244
SLM Corp.	5.625%	8/1/33	4,825	3,669

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Insurance (1.0%)
ACE Capital Trust II	9.700%	4/1/30	1,675	1,914
ACE INA Holdings Inc.	5.875%	6/15/14	900	980
ACE INA Holdings Inc.	5.600%	5/15/15	5,800	6,362
ACE INA Holdings Inc.	5.700%	2/15/17	2,425	2,573
ACE INA Holdings Inc.	5.800%	3/15/18	1,700	1,817
ACE INA Holdings Inc.	5.900%	6/15/19	1,950	2,107
AEGON Funding Co. LLC	5.750%	12/15/20	1,025	952
Aegon NV	4.750%	6/1/13	1,700	1,731
Aetna Inc.	7.875%	3/1/11	1,275	1,357
Aetna Inc.	5.750%	6/15/11	1,075	1,130
Aetna Inc.	6.000%	6/15/16	9,975	10,447
Aetna Inc.	6.500%	9/15/18	1,900	2,040
Aetna Inc.	6.625%	6/15/36	2,550	2,566
Aetna Inc.	6.750%	12/15/37	625	655
Aflac Inc.	8.500%	5/15/19	500	572
Aflac Inc.	6.900%	12/17/39	750	738
Allied World Assurance Co. Holdings Ltd.	7.500%	8/1/16	14,443	14,942
Allstate Corp.	6.125%	2/15/12	2,365	2,562
Allstate Corp.	5.000%	8/15/14	5,550	5,854
Allstate Corp.	6.125%	12/15/32	2,225	2,209
Allstate Corp.	5.350%	6/1/33	895	841
Allstate Corp.	5.550%	5/9/35	1,336	1,262
3 Allstate Corp.	6.125%	5/15/37	2,681	2,354
3 Allstate Corp.	6.500%	5/15/57	5,150	4,309
Allstate Life Global Funding Trusts	5.375%	4/30/13	3,600	3,845
American Financial Group Inc.	9.875%	6/15/19	2,100	2,346
American International Group Inc.	5.375%	10/18/11	3,250	3,262
American International Group Inc.	4.950%	3/20/12	5,855	5,679
American International Group Inc.	4.250%	5/15/13	625	581
American International Group Inc.	5.050%	10/1/15	2,175	1,808
American International Group Inc.	5.600%	10/18/16	1,450	1,189
American International Group Inc.	5.450%	5/18/17	7,425	6,098
American International Group Inc.	5.850%	1/16/18	12,525	10,271
American International Group Inc.	8.250%	8/15/18	2,775	2,591
American International Group Inc.	6.250%	5/1/36	12,800	9,392
AON Corp.	8.205%	1/1/27	975	977
Arch Capital Group Ltd.	7.350%	5/1/34	2,525	2,443
Assurant Inc.	5.625%	2/15/14	3,000	3,042
Assurant Inc.	6.750%	2/15/34	3,250	2,905
AXA SA	8.600%	12/15/30	9,525	10,814
Axis Capital Holdings Ltd.	5.750%	12/1/14	2,075	2,111
Berkshire Hathaway Finance Corp.	4.200%	12/15/10	1,900	1,964
Berkshire Hathaway Finance Corp.	4.000%	4/15/12	1,900	1,983
Berkshire Hathaway Finance Corp.	4.600%	5/15/13	9,958	10,587
Berkshire Hathaway Finance Corp.	5.000%	8/15/13	17,250	18,499
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	3,830	4,093
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	10,300	10,730
Chubb Corp.	5.200%	4/1/13	1,575	1,676
Chubb Corp.	5.750%	5/15/18	5,875	6,286
Chubb Corp.	6.000%	5/11/37	5,700	5,899
Chubb Corp.	6.500%	5/15/38	1,775	1,940
3 Chubb Corp.	6.375%	3/29/67	5,750	5,353
CIGNA Corp.	6.350%	3/15/18	1,125	1,127
CIGNA Corp.	7.875%	5/15/27	975	975
CIGNA Corp.	6.150%	11/15/36	5,200	4,541
Cincinnati Financial Corp.	6.920%	5/15/28	450	421
Cincinnati Financial Corp.	6.125%	11/1/34	3,350	2,969
CNA Financial Corp.	6.000%	8/15/11	6,000	6,109
CNA Financial Corp.	5.850%	12/15/14	3,275	3,228
CNA Financial Corp.	6.500%	8/15/16	5,475	5,310
CNA Financial Corp.	7.350%	11/15/19	100	101
Commerce Group Inc.	5.950%	12/9/13	1,325	1,323

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coventry Health Care Inc.	6.300%	8/15/14	8,815	8,631
Fidelity National Financial Inc.	7.300%	8/15/11	2,100	2,172
Genworth Financial Inc.	5.650%	6/15/12	3,950	3,940
Genworth Financial Inc.	5.750%	6/15/14	1,846	1,768
Genworth Financial Inc.	4.950%	10/1/15	900	819
Genworth Financial Inc.	8.625%	12/15/16	975	1,018
Genworth Financial Inc.	6.500%	6/15/34	3,125	2,539
Genworth Global Funding Trusts	5.125%	3/15/11	550	558
Hartford Financial Services Group Inc.	5.250%	10/15/11	3,625	3,739
Hartford Financial Services Group Inc.	4.625%	7/15/13	2,375	2,377
Hartford Financial Services Group Inc.	5.500%	10/15/16	2,900	2,762
Hartford Financial Services Group Inc.	5.375%	3/15/17	2,475	2,389
Hartford Financial Services Group Inc.	6.300%	3/15/18	900	893
Hartford Financial Services Group Inc.	6.000%	1/15/19	1,225	1,190
Hartford Financial Services Group Inc.	5.950%	10/15/36	2,200	1,814
Hartford Financial Services Group Inc.	6.100%	10/1/41	4,150	3,275
HCC Insurance Holdings Inc.	6.300%	11/15/19	4,000	4,041
Humana Inc.	7.200%	6/15/18	6,075	6,238
Humana Inc.	6.300%	8/1/18	150	144
Humana Inc.	8.150%	6/15/38	7,550	7,186
Jefferson-Pilot Corp.	4.750%	1/30/14	1,600	1,589
4 Liberty Mutual Group Inc.	4.875%	2/1/10	925	924
Lincoln National Corp.	6.200%	12/15/11	900	949
Lincoln National Corp.	5.650%	8/27/12	3,125	3,244
Lincoln National Corp.	6.150%	4/7/36	5,675	4,991
Loews Corp.	5.250%	3/15/16	3,200	3,246
Loews Corp.	6.000%	2/1/35	550	518
Markel Corp.	7.125%	9/30/19	6,500	6,682
Marsh & McLennan Cos. Inc.	5.150%	9/15/10	2,450	2,505
Marsh & McLennan Cos. Inc.	5.375%	7/15/14	450	464
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	7,046	7,360
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	3,000	3,679
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	300	262
MetLife Inc.	6.125%	12/1/11	650	700
MetLife Inc.	5.375%	12/15/12	5,900	6,298
MetLife Inc.	5.000%	11/24/13	4,025	4,243
MetLife Inc.	5.000%	6/15/15	2,721	2,878
MetLife Inc.	7.717%	2/15/19	2,100	2,458
MetLife Inc.	6.500%	12/15/32	2,700	2,858
MetLife Inc.	6.375%	6/15/34	2,025	2,169
MetLife Inc.	5.700%	6/15/35	1,250	1,238
MetLife Inc.	6.400%	12/15/36	8,000	7,001
4 Metropolitan Life Global Funding I	2.875%	9/17/12	14,600	14,718
4 Metropolitan Life Global Funding I	5.125%	6/10/14	2,700	2,856
Nationwide Financial Services	6.750%	5/15/37	550	427
OneBeacon US Holdings Inc.	5.875%	5/15/13	1,675	1,656
Principal Financial Group Inc.	7.875%	5/15/14	200	224
Principal Financial Group Inc.	8.875%	5/15/19	4	5
Principal Financial Group Inc.	6.050%	10/15/36	2,375	2,097
Principal Life Income Funding Trusts	5.125%	3/1/11	3,275	3,360
Principal Life Income Funding Trusts	5.300%	12/14/12	4,300	4,625
Principal Life Income Funding Trusts	5.300%	4/24/13	5,275	5,574
Principal Life Income Funding Trusts	5.100%	4/15/14	3,775	3,870
Progressive Corp.	6.375%	1/15/12	1,525	1,642
Progressive Corp.	6.625%	3/1/29	4,700	4,797
Progressive Corp.	6.250%	12/1/32	225	227
3 Progressive Corp.	6.700%	6/15/37	6,600	5,845
Protective Life Corp.	7.375%	10/15/19	2,100	2,107
Protective Life Corp.	8.450%	10/15/39	5,025	4,852
Protective Life Secured Trusts	4.850%	8/16/10	1,700	1,737
Prudential Financial Inc.	5.100%	12/14/11	350	366
Prudential Financial Inc.	5.800%	6/15/12	1,875	1,990
Prudential Financial Inc.	3.625%	9/17/12	7,250	7,430
Prudential Financial Inc.	5.150%	1/15/13	1,800	1,901

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	4.500%	7/15/13	6,125	6,156
Prudential Financial Inc.	4.750%	4/1/14	1,700	1,746
Prudential Financial Inc.	5.100%	9/20/14	8,266	8,618
Prudential Financial Inc.	6.200%	1/15/15	4,525	4,848
Prudential Financial Inc.	4.750%	9/17/15	400	407
Prudential Financial Inc.	5.500%	3/15/16	625	639
Prudential Financial Inc.	6.100%	6/15/17	975	1,006
Prudential Financial Inc.	6.000%	12/1/17	3,525	3,619
Prudential Financial Inc.	5.750%	7/15/33	1,375	1,240
Prudential Financial Inc.	5.400%	6/13/35	1,775	1,519
Prudential Financial Inc.	5.900%	3/17/36	3,450	3,201
Prudential Financial Inc.	5.700%	12/14/36	20,125	18,147
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	1,100	1,097
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	3,250	3,208
Swiss Re Solutions Holding Corp.	7.750%	6/15/30	5,825	5,917
Torchmark Corp.	6.375%	6/15/16	3,275	3,283
Transatlantic Holdings Inc.	8.000%	11/30/39	5,850	5,865
Travelers Cos. Inc.	5.375%	6/15/12	200	213
Travelers Cos. Inc.	5.500%	12/1/15	1,275	1,379
Travelers Cos. Inc.	6.250%	6/20/16	2,250	2,453
Travelers Cos. Inc.	5.750%	12/15/17	3,500	3,692
Travelers Cos. Inc.	5.800%	5/15/18	150	159
Travelers Cos. Inc.	5.900%	6/2/19	10,725	11,671
3 Travelers Cos. Inc.	6.250%	3/15/37	2,374	2,153
Travelers Cos. Inc.	6.250%	6/15/37	11,375	11,952
Travelers Property Casualty Corp.	6.375%	3/15/33	325	343
UnitedHealth Group Inc.	5.250%	3/15/11	225	234
UnitedHealth Group Inc.	5.500%	11/15/12	7,550	8,097
UnitedHealth Group Inc.	4.875%	2/15/13	2,075	2,181
UnitedHealth Group Inc.	4.875%	4/1/13	2,100	2,211
UnitedHealth Group Inc.	5.000%	8/15/14	3,875	4,061
UnitedHealth Group Inc.	4.875%	3/15/15	2,031	2,103
UnitedHealth Group Inc.	6.000%	6/15/17	6,975	7,269
UnitedHealth Group Inc.	6.000%	11/15/17	925	966
UnitedHealth Group Inc.	6.000%	2/15/18	42,355	44,125
UnitedHealth Group Inc.	5.800%	3/15/36	1,175	1,050
UnitedHealth Group Inc.	6.500%	6/15/37	1,700	1,665
UnitedHealth Group Inc.	6.625%	11/15/37	3,675	3,731
UnitedHealth Group Inc.	6.875%	2/15/38	5,850	6,065
Unum Group	7.125%	9/30/16	3,225	3,330
WellPoint Health Networks Inc.	6.375%	1/15/12	2,965	3,205
WellPoint Inc.	5.000%	1/15/11	4,425	4,589
WellPoint Inc.	6.800%	8/1/12	2,085	2,301
WellPoint Inc.	6.000%	2/15/14	2,600	2,826
WellPoint Inc.	5.000%	12/15/14	3,300	3,432
WellPoint Inc.	5.250%	1/15/16	1,786	1,802
WellPoint Inc.	5.875%	6/15/17	225	233
WellPoint Inc.	5.950%	12/15/34	5,525	5,233
WellPoint Inc.	5.850%	1/15/36	5,235	4,894
WellPoint Inc.	6.375%	6/15/37	1,030	1,043
Willis North America Inc.	5.625%	7/15/15	3,600	3,538
Willis North America Inc.	6.200%	3/28/17	2,125	2,037
Willis North America Inc.	7.000%	9/29/19	1,500	1,507
XL Capital Ltd.	5.250%	9/15/14	4,150	4,135
XL Capital Ltd.	6.375%	11/15/24	475	430
XL Capital Ltd.	6.250%	5/15/27	7,625	6,888
3 XL Capital Ltd.	6.500%	12/15/49	4,000	3,035
Other Finance (0.0%)
CME Group Inc.	5.400%	8/1/13	7,950	8,526
CME Group Inc.	5.750%	2/15/14	3,050	3,330
ORIX Corp.	5.480%	11/22/11	4,750	4,765
XTRA Finance Corp.	5.150%	4/1/17	12,025	12,215

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (0.3%)
AMB Property LP	6.625%	12/1/19	1,600	1,570
Arden Realty LP	5.250%	3/1/15	875	901
AvalonBay Communities Inc.	5.500%	1/15/12	1,015	1,061
AvalonBay Communities Inc.	6.125%	11/1/12	422	450
AvalonBay Communities Inc.	5.750%	9/15/16	775	795
Boston Properties LP	6.250%	1/15/13	3,936	4,197
Boston Properties LP	5.625%	4/15/15	4,100	4,206
Brandywine Operating Partnership LP	5.750%	4/1/12	1,344	1,349
Brandywine Operating Partnership LP	5.400%	11/1/14	950	888
Brandywine Operating Partnership LP	7.500%	5/15/15	3,950	4,012
Brandywine Operating Partnership LP	5.700%	5/1/17	75	67
Camden Property Trust	5.700%	5/15/17	4,800	4,595
Duke Realty LP	6.250%	5/15/13	400	409
Duke Realty LP	7.375%	2/15/15	4,550	4,835
Duke Realty LP	5.950%	2/15/17	4,425	4,124
Duke Realty LP	8.250%	8/15/19	3,475	3,647
ERP Operating LP	6.625%	3/15/12	3,970	4,238
ERP Operating LP	5.500%	10/1/12	2,750	2,892
ERP Operating LP	5.250%	9/15/14	1,700	1,728
ERP Operating LP	5.125%	3/15/16	350	341
ERP Operating LP	5.375%	8/1/16	2,875	2,814
ERP Operating LP	5.750%	6/15/17	1,050	1,051
HCP Inc.	6.450%	6/25/12	3,750	3,902
HCP Inc.	5.650%	12/15/13	9,550	9,563
HCP Inc.	6.300%	9/15/16	2,475	2,421
HCP Inc.	6.000%	1/30/17	1,700	1,621
HCP Inc.	5.625%	5/1/17	100	92
HCP Inc.	6.700%	1/30/18	6,025	5,865
Health Care REIT Inc.	6.000%	11/15/13	2,175	2,205
Health Care REIT Inc.	6.200%	6/1/16	8,350	8,170
Healthcare Realty Trust Inc.	5.125%	4/1/14	1,525	1,475
Healthcare Realty Trust Inc.	6.500%	1/17/17	2,550	2,493
Hospitality Properties Trust	7.875%	8/15/14	3,350	3,465
Hospitality Properties Trust	5.125%	2/15/15	4,870	4,401
HRPT Properties Trust	6.250%	8/15/16	1,325	1,260
HRPT Properties Trust	6.250%	6/15/17	4,800	4,334
Kimco Realty Corp.	5.783%	3/15/16	1,025	1,013
Kimco Realty Corp.	6.875%	10/1/19	2,300	2,340
Liberty Property LP	5.125%	3/2/15	7,525	7,149
Liberty Property LP	5.500%	12/15/16	1,900	1,736
Mack-Cali Realty LP	7.750%	8/15/19	2,075	2,153
National Retail Properties Inc.	6.875%	10/15/17	10,800	10,426
Nationwide Health Properties Inc.	6.250%	2/1/13	3,850	3,936
ProLogis	5.500%	4/1/12	100	101
ProLogis	7.625%	8/15/14	600	634
ProLogis	5.625%	11/15/15	2,775	2,639
ProLogis	5.750%	4/1/16	2,500	2,347
ProLogis	5.625%	11/15/16	3,075	2,839
ProLogis	7.375%	10/30/19	5,000	4,951
Realty Income Corp.	6.750%	8/15/19	5,450	5,330
Regency Centers LP	6.750%	1/15/12	5,650	5,934
Regency Centers LP	5.250%	8/1/15	2,175	2,082
Simon Property Group LP	4.875%	8/15/10	6,150	6,251
Simon Property Group LP	5.600%	9/1/11	2,525	2,650
Simon Property Group LP	5.000%	3/1/12	3,125	3,230
Simon Property Group LP	6.350%	8/28/12	55	59
Simon Property Group LP	5.300%	5/30/13	2,100	2,167
Simon Property Group LP	6.750%	5/15/14	11,605	12,365
Simon Property Group LP	5.625%	8/15/14	150	154
Simon Property Group LP	5.100%	6/15/15	36	35
Simon Property Group LP	5.750%	12/1/15	15,175	15,475
Simon Property Group LP	5.250%	12/1/16	8,600	8,469

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	5.875%	3/1/17	2,825	2,851
Simon Property Group LP	6.125%	5/30/18	4,100	4,166
Tanger Properties LP	6.150%	11/15/15	3,300	3,230
				4,902,543
Industrial (10.5%)
Basic Industry (1.0%)
Agrium Inc.	6.750%	1/15/19	7,000	7,489
Airgas Inc.	4.500%	9/15/14	2,200	2,239
Alcoa Inc.	6.000%	1/15/12	3,331	3,486
Alcoa Inc.	5.375%	1/15/13	4,010	4,157
Alcoa Inc.	6.000%	7/15/13	10,975	11,603
Alcoa Inc.	6.750%	7/15/18	200	203
Alcoa Inc.	5.720%	2/23/19	4,498	4,353
Alcoa Inc.	5.870%	2/23/22	1,252	1,163
Alcoa Inc.	5.900%	2/1/27	4,825	4,307
Alcoa Inc.	6.750%	1/15/28	550	529
Alcoa Inc.	5.950%	2/1/37	6,500	5,616
Allegheny Technologies Inc.	9.375%	6/1/19	25	28
ArcelorMittal	5.375%	6/1/13	10,700	11,225
ArcelorMittal	9.000%	2/15/15	13,200	15,370
ArcelorMittal	6.125%	6/1/18	8,925	9,129
ArcelorMittal	9.850%	6/1/19	4,175	5,374
Barrick Australian Finance Pty Ltd.	5.950%	10/15/39	2,075	2,025
Barrick Gold Finance Co.	4.875%	11/15/14	2,600	2,736
Barrick Gold Financeco LLC	6.125%	9/15/13	13,025	14,325
Barrick North America Finance LLC	6.800%	9/15/18	5,100	5,688
Barrick North America Finance LLC	7.500%	9/15/38	6,175	7,120
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	3,350	3,577
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	7,126	7,561
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	8,100	8,888
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	4,000	4,329
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	740	791
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	19,050	21,907
Celulosa Arauco y Constitucion SA	5.125%	7/9/13	1,175	1,235
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	2,100	2,203
Commercial Metals Co.	6.500%	7/15/17	2,125	2,158
Commercial Metals Co.	7.350%	8/15/18	5,375	5,732
Cytec Industries Inc.	8.950%	7/1/17	1,475	1,752
Dow Chemical Co.	6.125%	2/1/11	9,750	10,177
Dow Chemical Co.	4.850%	8/15/12	16,080	16,894
Dow Chemical Co.	6.000%	10/1/12	1,630	1,754
Dow Chemical Co.	7.600%	5/15/14	11,825	13,459
Dow Chemical Co.	5.900%	2/15/15	24,225	26,060
Dow Chemical Co.	8.550%	5/15/19	8,237	9,820
Dow Chemical Co.	7.375%	11/1/29	3,050	3,314
Dow Chemical Co.	9.400%	5/15/39	2,000	2,665
Eastman Chemical Co.	5.500%	11/15/19	2,200	2,194
Eastman Chemical Co.	7.250%	1/15/24	700	759
Eastman Chemical Co.	7.600%	2/1/27	2,038	2,237
EI du Pont de Nemours & Co.	4.750%	11/15/12	2,895	3,117
EI du Pont de Nemours & Co.	5.000%	1/15/13	18,950	20,373
EI du Pont de Nemours & Co.	5.000%	7/15/13	6,150	6,663
EI du Pont de Nemours & Co.	5.875%	1/15/14	8,900	9,830
EI du Pont de Nemours & Co.	5.250%	12/15/16	636	675
EI du Pont de Nemours & Co.	6.000%	7/15/18	5,450	5,960
EI du Pont de Nemours & Co.	4.625%	1/15/20	900	882
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,625	1,765
Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	8,850	9,580
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	18,170	19,873
ICI Wilmington Inc.	5.625%	12/1/13	700	731
International Paper Co.	5.300%	4/1/15	4,375	4,499
International Paper Co.	7.950%	6/15/18	11,675	13,426
International Paper Co.	9.375%	5/15/19	4,100	5,092

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Paper Co.	7.500%	8/15/21	20,875	23,303
International Paper Co.	7.300%	11/15/39	300	318
Lubrizol Corp.	5.500%	10/1/14	10,125	10,781
Lubrizol Corp.	6.500%	10/1/34	7,735	7,941
Monsanto Co.	7.375%	8/15/12	825	934
Monsanto Co.	5.125%	4/15/18	3,100	3,224
Monsanto Co.	5.875%	4/15/38	700	729
4 Mosaic Co.	7.375%	12/1/14	5,200	5,551
Newmont Mining Corp.	5.125%	10/1/19	650	652
Newmont Mining Corp.	5.875%	4/1/35	2,500	2,386
Newmont Mining Corp.	6.250%	10/1/39	9,950	9,968
Nucor Corp.	5.000%	12/1/12	800	864
Nucor Corp.	5.000%	6/1/13	200	213
Nucor Corp.	5.750%	12/1/17	1,000	1,074
Nucor Corp.	5.850%	6/1/18	4,475	4,817
Nucor Corp.	6.400%	12/1/37	3,350	3,619
Placer Dome Inc.	6.450%	10/15/35	1,750	1,753
Plum Creek Timberlands LP	5.875%	11/15/15	3,325	3,405
Potash Corp. of Saskatchewan Inc.	7.750%	5/31/11	8,100	8,782
Potash Corp. of Saskatchewan Inc.	4.875%	3/1/13	3,950	4,156
Potash Corp. of Saskatchewan Inc.	5.250%	5/15/14	775	833
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	5,050	5,041
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	6,750	6,610
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	775	764
PPG Industries Inc.	5.750%	3/15/13	3,850	4,110
PPG Industries Inc.	6.650%	3/15/18	7,975	8,678
Praxair Inc.	6.375%	4/1/12	1,725	1,892
Praxair Inc.	1.750%	11/15/12	2,275	2,261
Praxair Inc.	3.950%	6/1/13	775	809
Praxair Inc.	4.375%	3/31/14	2,400	2,532
Praxair Inc.	5.250%	11/15/14	6,525	7,127
Praxair Inc.	4.625%	3/30/15	325	347
Praxair Inc.	3.250%	9/15/15	800	801
Praxair Inc.	5.200%	3/15/17	1,075	1,132
Praxair Inc.	4.500%	8/15/19	2,375	2,396
Reliance Steel & Aluminum Co.	6.200%	11/15/16	250	251
Reliance Steel & Aluminum Co.	6.850%	11/15/36	550	471
Rio Tinto Alcan Inc.	6.450%	3/15/11	750	786
Rio Tinto Alcan Inc.	4.875%	9/15/12	850	897
Rio Tinto Alcan Inc.	4.500%	5/15/13	5,650	5,791
Rio Tinto Alcan Inc.	5.200%	1/15/14	675	714
Rio Tinto Alcan Inc.	5.000%	6/1/15	850	863
Rio Tinto Alcan Inc.	6.125%	12/15/33	9,925	9,912
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	11,610	12,543
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	13,000	15,566
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	9,125	9,975
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	10,736	13,593
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	4,275	4,790
3 Rohm & Haas Holdings Ltd.	9.800%	4/15/20	1,604	1,789
Rohm and Haas Co.	5.600%	3/15/13	150	158
Rohm and Haas Co.	6.000%	9/15/17	8,475	8,717
Sherwin-Williams Co.	3.125%	12/15/14	3,025	3,005
Southern Copper Corp.	7.500%	7/27/35	7,825	7,555
Vale Inco Ltd.	7.750%	5/15/12	60	65
Vale Inco Ltd.	5.700%	10/15/15	3,350	3,385
Vale Inco Ltd.	7.200%	9/15/32	1,175	1,177
Vale Overseas Ltd.	6.250%	1/11/16	2,000	2,104
Vale Overseas Ltd.	6.250%	1/23/17	4,350	4,562
Vale Overseas Ltd.	5.625%	9/15/19	3,600	3,596
Vale Overseas Ltd.	8.250%	1/17/34	2,300	2,649
Vale Overseas Ltd.	6.875%	11/21/36	12,548	12,653
Vale Overseas Ltd.	6.875%	11/10/39	5,375	5,395
Valspar Corp.	7.250%	6/15/19	1,050	1,137
Xstrata Canada Corp.	7.350%	6/5/12	950	1,026

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xstrata Canada Corp.	7.250%	7/15/12	2,900	3,134
Xstrata Canada Corp.	5.375%	6/1/15	350	365
Xstrata Canada Corp.	6.000%	10/15/15	1,125	1,187
Xstrata Canada Corp.	5.500%	6/15/17	5,175	4,995
Capital Goods (1.0%)
3M Co.	6.375%	2/15/28	3,375	3,737
3M Co.	5.700%	3/15/37	5,000	5,245
4 Acuity Brands Lighting Inc.	6.000%	12/15/19	2,050	1,970
Allied Waste North America Inc.	7.125%	5/15/16	3,175	3,381
4 BAE Systems Holdings Inc.	5.200%	8/15/15	600	627
Bemis Co. Inc.	4.875%	4/1/12	1,175	1,217
Bemis Co. Inc.	5.650%	8/1/14	2,575	2,747
Black & Decker Corp.	7.125%	6/1/11	400	426
Black & Decker Corp.	8.950%	4/15/14	1,000	1,180
Black & Decker Corp.	5.750%	11/15/16	2,325	2,390
Boeing Capital Corp.	6.500%	2/15/12	11,900	13,008
Boeing Capital Corp.	5.800%	1/15/13	336	367
Boeing Co.	1.875%	11/20/12	6,585	6,555
Boeing Co.	3.500%	2/15/15	11,350	11,400
Boeing Co.	6.000%	3/15/19	25	27
Boeing Co.	4.875%	2/15/20	3,050	3,061
Boeing Co.	8.750%	8/15/21	800	1,035
Boeing Co.	7.250%	6/15/25	1,750	1,956
Boeing Co.	8.750%	9/15/31	775	1,030
Boeing Co.	6.125%	2/15/33	750	778
Boeing Co.	6.625%	2/15/38	1,820	2,020
Boeing Co.	6.875%	3/15/39	3,475	4,066
Boeing Co.	5.875%	2/15/40	2,500	2,590
Caterpillar Financial Services Corp.	5.125%	10/12/11	600	637
Caterpillar Financial Services Corp.	4.850%	12/7/12	300	324
Caterpillar Financial Services Corp.	1.900%	12/17/12	750	745
Caterpillar Financial Services Corp.	4.250%	2/8/13	3,675	3,804
Caterpillar Financial Services Corp.	6.125%	2/17/14	16,200	18,076
Caterpillar Financial Services Corp.	4.750%	2/17/15	4,500	4,717
Caterpillar Financial Services Corp.	4.625%	6/1/15	2,500	2,578
Caterpillar Financial Services Corp.	7.150%	2/15/19	30,400	35,045
Caterpillar Inc.	7.000%	12/15/13	1,575	1,834
Caterpillar Inc.	6.625%	7/15/28	650	723
Caterpillar Inc.	7.300%	5/1/31	600	713
Caterpillar Inc.	6.050%	8/15/36	17,625	18,701
Caterpillar Inc.	8.250%	12/15/38	800	1,066
Caterpillar Inc.	6.950%	5/1/42	950	1,041
Caterpillar Inc.	7.375%	3/1/97	4,775	5,062
Cooper US Inc.	5.250%	11/15/12	4,025	4,326
Cooper US Inc.	5.450%	4/1/15	1,925	2,075
CRH America Inc.	5.625%	9/30/11	3,425	3,596
CRH America Inc.	6.950%	3/15/12	4,835	5,220
CRH America Inc.	5.300%	10/15/13	675	704
CRH America Inc.	6.000%	9/30/16	12,036	12,523
CRH America Inc.	8.125%	7/15/18	11,750	13,716
Danaher Corp.	5.625%	1/15/18	2,225	2,386
Danaher Corp.	5.400%	3/1/19	1,700	1,796
Deere & Co.	6.950%	4/25/14	5,795	6,704
Deere & Co.	4.375%	10/16/19	4,425	4,438
Deere & Co.	5.375%	10/16/29	4,025	4,020
Deere & Co.	8.100%	5/15/30	2,905	3,703
Deere & Co.	7.125%	3/3/31	625	739
Dover Corp.	5.450%	3/15/18	6,300	6,645
Dover Corp.	5.375%	10/15/35	550	538
Dover Corp.	6.600%	3/15/38	2,550	2,895
Eaton Corp.	4.900%	5/15/13	4,250	4,480
Eaton Corp.	5.600%	5/15/18	2,075	2,183
Embraer Overseas Ltd.	6.375%	1/24/17	4,500	4,550

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Embraer Overseas Ltd.	6.375%	1/15/20	625	623
Emerson Electric Co.	7.125%	8/15/10	2,850	2,962
Emerson Electric Co.	4.625%	10/15/12	6,625	7,079
Emerson Electric Co.	4.500%	5/1/13	3,850	4,076
Emerson Electric Co.	5.250%	10/15/18	6,225	6,575
Emerson Electric Co.	4.875%	10/15/19	1,300	1,340
Emerson Electric Co.	4.250%	11/15/20	400	388
Emerson Electric Co.	6.125%	4/15/39	1,575	1,694
Emerson Electric Co.	5.250%	11/15/39	3,675	3,548
General Dynamics Corp.	4.250%	5/15/13	6,715	7,101
General Dynamics Corp.	5.250%	2/1/14	6,950	7,619
General Electric Co.	5.000%	2/1/13	28,665	30,358
General Electric Co.	5.250%	12/6/17	28,317	28,891
Goodrich Corp.	4.875%	3/1/20	3,900	3,880
Harsco Corp.	5.750%	5/15/18	4,750	4,676
Honeywell International Inc.	6.125%	11/1/11	2,500	2,728
Honeywell International Inc.	5.625%	8/1/12	3,250	3,559
Honeywell International Inc.	4.250%	3/1/13	1,075	1,133
Honeywell International Inc.	5.400%	3/15/16	1,650	1,791
Honeywell International Inc.	5.300%	3/15/17	5,100	5,352
Honeywell International Inc.	5.300%	3/1/18	600	635
Honeywell International Inc.	5.000%	2/15/19	1,500	1,557
Honeywell International Inc.	5.700%	3/15/36	1,975	2,033
Honeywell International Inc.	5.700%	3/15/37	4,125	4,220
Illinois Tool Works Inc.	5.150%	4/1/14	4,500	4,904
Illinois Tool Works Inc.	6.250%	4/1/19	7,200	8,081
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	3,950	4,256
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	13,225	15,892
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	5,625	6,257
John Deere Capital Corp.	5.400%	10/17/11	4,400	4,692
John Deere Capital Corp.	5.350%	1/17/12	3,450	3,689
John Deere Capital Corp.	7.000%	3/15/12	12,116	13,485
John Deere Capital Corp.	5.250%	10/1/12	300	323
John Deere Capital Corp.	4.950%	12/17/12	3,400	3,673
John Deere Capital Corp.	4.900%	9/9/13	8,125	8,730
John Deere Capital Corp.	5.750%	9/10/18	4,575	4,962
Joy Global Inc.	6.000%	11/15/16	1,750	1,791
4 L-3 Communications Corp.	5.200%	10/15/19	3,525	3,521
Lafarge SA	6.150%	7/15/11	825	861
Lafarge SA	6.500%	7/15/16	6,225	6,584
Lafarge SA	7.125%	7/15/36	13,775	14,522
Lockheed Martin Corp.	4.121%	3/14/13	2,250	2,359
Lockheed Martin Corp.	7.650%	5/1/16	4,175	5,009
Lockheed Martin Corp.	4.250%	11/15/19	575	558
Lockheed Martin Corp.	7.750%	5/1/26	500	600
Lockheed Martin Corp.	6.150%	9/1/36	9,325	9,915
Lockheed Martin Corp.	5.500%	11/15/39	1,800	1,778
Martin Marietta Materials Inc.	6.600%	4/15/18	5,075	5,225
Northrop Grumman Systems Corp.	7.125%	2/15/11	8,375	8,886
Northrop Grumman Systems Corp.	7.750%	3/1/16	600	713
Northrop Grumman Systems Corp.	7.875%	3/1/26	2,075	2,514
Northrop Grumman Systems Corp.	7.750%	2/15/31	31	38
Parker Hannifin Corp.	5.500%	5/15/18	1,275	1,353
Parker Hannifin Corp.	6.250%	5/15/38	1,525	1,641
Raytheon Co.	5.500%	11/15/12	2,075	2,274
Raytheon Co.	6.400%	12/15/18	400	456
Raytheon Co.	4.400%	2/15/20	2,500	2,472
Raytheon Co.	7.200%	8/15/27	3,350	3,972
Republic Services Inc.	6.750%	8/15/11	1,450	1,524
4 Republic Services Inc.	5.500%	9/15/19	13,750	13,969
4 Republic Services Inc.	5.250%	11/15/21	11,435	11,201
Republic Services Inc.	6.086%	3/15/35	2,225	2,115
Rockwell Automation Inc.	5.650%	12/1/17	1,025	1,090
Rockwell Automation Inc.	6.700%	1/15/28	950	1,008

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Rockwell Automation Inc.	6.250%	12/1/37	3,650	3,780
	Rockwell Collins Inc.	5.250%	7/15/19	800	841
	Roper Industries Inc.	6.625%	8/15/13	8,900	9,714
	Roper Industries Inc.	6.250%	9/1/19	2,300	2,395
3,4	Systems 2001 AT LLC	7.156%	12/15/11	1,057	1,100
	Textron Inc.	5.600%	12/1/17	975	943
	Tyco International Finance SA	6.750%	2/15/11	7,750	8,144
	Tyco International Finance SA	6.375%	10/15/11	9,975	10,687
	Tyco International Finance SA	6.000%	11/15/13	4,575	5,004
	Tyco International Ltd. / Tyco International Finance SA	7.000%	12/15/19	2,475	2,789
	United Technologies Corp.	6.350%	3/1/11	6,375	6,763
	United Technologies Corp.	5.375%	12/15/17	11,875	12,720
	United Technologies Corp.	6.125%	2/1/19	8	9
	United Technologies Corp.	6.700%	8/1/28	1,317	1,482
	United Technologies Corp.	7.500%	9/15/29	2,175	2,648
	United Technologies Corp.	5.400%	5/1/35	6,150	6,120
	United Technologies Corp.	6.050%	6/1/36	5,575	5,938
	United Technologies Corp.	6.125%	7/15/38	2,133	2,296
	Vulcan Materials Co.	6.300%	6/15/13	2,475	2,633
	Vulcan Materials Co.	7.000%	6/15/18	4,375	4,741
	Waste Management Inc.	6.375%	11/15/12	600	661
	Waste Management Inc.	5.000%	3/15/14	400	423
	Waste Management Inc.	6.375%	3/11/15	3,250	3,612
	Waste Management Inc.	7.375%	3/11/19	2,025	2,353
	Waste Management Inc.	7.100%	8/1/26	1,050	1,137
	Waste Management Inc.	7.750%	5/15/32	425	499
	Waste Management Inc.	6.125%	11/30/39	6,325	6,359
	Communication (2.4%)
	Alltel Corp.	7.000%	3/15/16	5,000	5,658
	Alltel Corp.	7.875%	7/1/32	2,800	3,370
	America Movil SAB de CV	5.500%	3/1/14	2,050	2,184
	America Movil SAB de CV	5.750%	1/15/15	2,100	2,223
	America Movil SAB de CV	6.375%	3/1/35	7,900	8,211
	America Movil SAB de CV	6.125%	11/15/37	3,975	3,980
4	American Tower Corp.	4.625%	4/1/15	1,000	1,009
	AT&T Corp.	7.300%	11/15/11	6,025	6,642
	AT&T Corp.	8.000%	11/15/31	18,330	22,412
	AT&T Inc.	6.250%	3/15/11	10,815	11,449
	AT&T Inc.	5.875%	2/1/12	5,351	5,795
	AT&T Inc.	5.875%	8/15/12	4,345	4,762
	AT&T Inc.	4.950%	1/15/13	16,225	17,339
	AT&T Inc.	6.700%	11/15/13	1,125	1,273
	AT&T Inc.	4.850%	2/15/14	7,425	7,933
	AT&T Inc.	5.100%	9/15/14	10,175	10,999
	AT&T Inc.	5.625%	6/15/16	33,000	35,366
	AT&T Inc.	5.500%	2/1/18	3,815	4,008
	AT&T Inc.	5.600%	5/15/18	3,950	4,169
	AT&T Inc.	5.800%	2/15/19	11,975	12,816
	AT&T Inc.	6.450%	6/15/34	5,200	5,339
	AT&T Inc.	6.500%	9/1/37	21,100	21,860
	AT&T Inc.	6.300%	1/15/38	14,109	14,361
	AT&T Inc.	6.400%	5/15/38	4,845	5,016
	AT&T Inc.	6.550%	2/15/39	19,825	20,933
	AT&T Mobility LLC	6.500%	12/15/11	2,225	2,422
	AT&T Mobility LLC	7.125%	12/15/31	9,620	10,822
	Bellsouth Capital Funding Corp.	7.875%	2/15/30	10,100	11,478
	BellSouth Corp.	5.200%	9/15/14	1,625	1,742
	BellSouth Corp.	5.200%	12/15/16	5,625	5,794
	BellSouth Corp.	6.875%	10/15/31	4,900	5,091
	BellSouth Corp.	6.550%	6/15/34	5,325	5,334
	BellSouth Corp.	6.000%	11/15/34	3,081	2,971
	BellSouth Telecommunications Inc.	6.375%	6/1/28	6,565	6,522
	British Telecommunications PLC	9.125%	12/15/10	6,835	7,320

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
British Telecommunications PLC	5.150%	1/15/13	8,033	8,379
British Telecommunications PLC	5.950%	1/15/18	11,525	11,718
British Telecommunications PLC	9.625%	12/15/30	10,010	12,828
CBS Corp.	6.625%	5/15/11	2,610	2,733
CBS Corp.	5.625%	8/15/12	2,850	2,966
CBS Corp.	4.625%	5/15/18	400	366
CBS Corp.	8.875%	5/15/19	4,575	5,474
CBS Corp.	7.875%	7/30/30	1,361	1,469
CBS Corp.	5.500%	5/15/33	575	480
Cellco Partnership / Verizon Wireless Capital LLC	3.750%	5/20/11	12,950	13,357
Cellco Partnership / Verizon Wireless Capital LLC	5.250%	2/1/12	8,425	8,928
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	20,275	23,312
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	16,942	18,460
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	10,825	13,520
CenturyTel Inc.	6.000%	4/1/17	325	330
CenturyTel Inc.	6.150%	9/15/19	2,500	2,580
CenturyTel Inc.	6.875%	1/15/28	725	675
CenturyTel Inc.	7.600%	9/15/39	4,600	4,746
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	2,562	2,950
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	6,961	9,067
Comcast Cable Communications LLC	6.750%	1/30/11	9,090	9,598
Comcast Cable Communications LLC	8.875%	5/1/17	2,200	2,651
Comcast Corp.	5.500%	3/15/11	1,500	1,567
Comcast Corp.	5.300%	1/15/14	3,505	3,749
Comcast Corp.	6.500%	1/15/15	1,765	1,981
Comcast Corp.	5.900%	3/15/16	10,350	11,105
Comcast Corp.	6.500%	1/15/17	225	249
Comcast Corp.	6.300%	11/15/17	37,825	41,413
Comcast Corp.	5.875%	2/15/18	13,550	14,437
Comcast Corp.	5.700%	7/1/19	700	732
Comcast Corp.	6.500%	11/15/35	12,200	12,611
Comcast Corp.	6.450%	3/15/37	1,661	1,707
Comcast Corp.	6.950%	8/15/37	6,650	7,272
Comcast Corp.	6.400%	5/15/38	1,425	1,462
COX Communications Inc.	6.750%	3/15/11	11,750	12,361
COX Communications Inc.	7.125%	10/1/12	8,425	9,326
COX Communications Inc.	5.450%	12/15/14	9,300	9,971
COX Communications Inc.	5.500%	10/1/15	625	667
Deutsche Telekom International Finance BV	5.875%	8/20/13	10,700	11,548
Deutsche Telekom International Finance BV	4.875%	7/8/14	4,600	4,835
Deutsche Telekom International Finance BV	5.750%	3/23/16	7,225	7,715
Deutsche Telekom International Finance BV	6.750%	8/20/18	325	361
Deutsche Telekom International Finance BV	6.000%	7/8/19	6,600	7,024
Deutsche Telekom International Finance BV	8.750%	6/15/30	16,866	21,868
4 DirecTV Holdings LLC / DirecTV Financing Co. Inc.	4.750%	10/1/14	5,350	5,444
DirecTV Holdings LLC / DirecTV Financing Co. Inc.	7.625%	5/15/16	1,900	2,071
4 DirecTV Holdings LLC / DirecTV Financing Co. Inc.	5.875%	10/1/19	27,925	28,206
Embarq Corp.	7.082%	6/1/16	16,156	17,678
Embarq Corp.	7.995%	6/1/36	3,140	3,419
France Telecom SA	7.750%	3/1/11	17,510	18,829
France Telecom SA	4.375%	7/8/14	5,325	5,578
France Telecom SA	8.500%	3/1/31	16,125	21,425
Grupo Televisa SA	6.625%	3/18/25	3,175	3,138
Grupo Televisa SA	8.500%	3/11/32	550	644
4 Grupo Televisa SA	6.625%	1/15/40	2,175	2,133
GTE Corp.	8.750%	11/1/21	2,985	3,705
GTE Corp.	6.940%	4/15/28	3,570	3,703
Koninklijke KPN NV	8.375%	10/1/30	4,340	5,471
McGraw-Hill Cos. Inc.	5.375%	11/15/12	1,225	1,293
McGraw-Hill Cos. Inc.	5.900%	11/15/17	4,700	4,807
McGraw-Hill Cos. Inc.	6.550%	11/15/37	6,650	6,495
New Cingular Wireless Services Inc.	7.875%	3/1/11	11,969	12,870
New Cingular Wireless Services Inc.	8.125%	5/1/12	15,004	16,946
New Cingular Wireless Services Inc.	8.750%	3/1/31	3,805	4,920

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
News America Holdings Inc.	9.250%	2/1/13	151	175
News America Holdings Inc.	8.000%	10/17/16	3,475	4,115
News America Holdings Inc.	7.700%	10/30/25	700	754
News America Holdings Inc.	8.150%	10/17/36	2,100	2,353
News America Holdings Inc.	7.750%	12/1/45	1,350	1,524
News America Inc.	5.300%	12/15/14	4,075	4,418
News America Inc.	7.250%	5/18/18	150	169
News America Inc.	6.900%	3/1/19	2,500	2,799
News America Inc.	6.550%	3/15/33	11,340	11,773
News America Inc.	6.200%	12/15/34	14,041	13,978
News America Inc.	6.400%	12/15/35	14,085	14,473
4 News America Inc.	6.900%	8/15/39	4,900	5,337
Omnicom Group Inc.	5.900%	4/15/16	725	768
Pacific Bell Telephone Co.	7.125%	3/15/26	1,275	1,403
Qwest Corp.	7.875%	9/1/11	4,725	4,944
Qwest Corp.	8.875%	3/15/12	4,561	4,914
Qwest Corp.	7.500%	10/1/14	7,900	8,176
Qwest Corp.	6.500%	6/1/17	3,025	2,949
Qwest Corp.	7.500%	6/15/23	3,625	3,407
Qwest Corp.	6.875%	9/15/33	4,950	4,282
Reed Elsevier Capital Inc.	4.625%	6/15/12	1,050	1,085
Reed Elsevier Capital Inc.	7.750%	1/15/14	3,600	4,067
Reed Elsevier Capital Inc.	8.625%	1/15/19	3,550	4,349
Rogers Communications Inc.	7.250%	12/15/12	3,090	3,479
Rogers Communications Inc.	6.375%	3/1/14	11,825	13,073
Rogers Communications Inc.	5.500%	3/15/14	1,050	1,134
Rogers Communications Inc.	6.800%	8/15/18	31,100	34,775
Rogers Communications Inc.	7.500%	8/15/38	225	264
RR Donnelley & Sons Co.	4.950%	4/1/14	950	939
RR Donnelley & Sons Co.	5.500%	5/15/15	1,260	1,248
RR Donnelley & Sons Co.	8.600%	8/15/16	9,200	9,954
RR Donnelley & Sons Co.	6.125%	1/15/17	5,225	5,094
RR Donnelley & Sons Co.	11.250%	2/1/19	1,000	1,235
TCI Communications Inc.	8.750%	8/1/15	13,680	16,393
TCI Communications Inc.	7.875%	2/15/26	425	481
Telecom Italia Capital SA	4.875%	10/1/10	2,650	2,711
Telecom Italia Capital SA	6.200%	7/18/11	9,925	10,520
Telecom Italia Capital SA	5.250%	11/15/13	6,813	7,183
Telecom Italia Capital SA	6.175%	6/18/14	3,475	3,797
Telecom Italia Capital SA	4.950%	9/30/14	4,635	4,816
Telecom Italia Capital SA	5.250%	10/1/15	17,230	18,067
Telecom Italia Capital SA	6.999%	6/4/18	540	592
Telecom Italia Capital SA	7.175%	6/18/19	22,175	24,819
Telecom Italia Capital SA	6.375%	11/15/33	5,270	5,199
Telecom Italia Capital SA	6.000%	9/30/34	1,300	1,223
Telecom Italia Capital SA	7.200%	7/18/36	2,560	2,756
Telecom Italia Capital SA	7.721%	6/4/38	1,399	1,612
Telefonica Emisiones SAU	5.984%	6/20/11	7,483	7,936
Telefonica Emisiones SAU	5.855%	2/4/13	1,975	2,141
Telefonica Emisiones SAU	4.949%	1/15/15	7,350	7,913
Telefonica Emisiones SAU	6.421%	6/20/16	14,660	16,320
Telefonica Emisiones SAU	5.877%	7/15/19	5,150	5,514
Telefonica Emisiones SAU	7.045%	6/20/36	6,104	6,957
Telefonica Europe BV	7.750%	9/15/10	150	157
Telefonica Europe BV	8.250%	9/15/30	4,500	5,637
Telefonos de Mexico SAB de CV	5.500%	1/27/15	14,625	15,139
TELUS Corp.	8.000%	6/1/11	5,458	5,915
Thomson Reuters Corp.	6.200%	1/5/12	4,450	4,805
Thomson Reuters Corp.	5.950%	7/15/13	1,800	1,974
Thomson Reuters Corp.	5.700%	10/1/14	8,425	9,252
Thomson Reuters Corp.	6.500%	7/15/18	575	650
Thomson Reuters Corp.	4.700%	10/15/19	1,550	1,533
Thomson Reuters Corp.	5.500%	8/15/35	5,025	4,802
Time Warner Cable Inc.	5.400%	7/2/12	5,475	5,846

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Cable Inc.	6.200%	7/1/13	7,150	7,819
Time Warner Cable Inc.	8.250%	2/14/14	3,625	4,228
Time Warner Cable Inc.	7.500%	4/1/14	17,050	19,651
Time Warner Cable Inc.	3.500%	2/1/15	2,475	2,443
Time Warner Cable Inc.	5.850%	5/1/17	16,870	17,700
Time Warner Cable Inc.	6.750%	7/1/18	18,755	20,679
Time Warner Cable Inc.	8.750%	2/14/19	5,925	7,224
Time Warner Cable Inc.	8.250%	4/1/19	8,525	10,145
Time Warner Cable Inc.	5.000%	2/1/20	5,150	5,008
Time Warner Cable Inc.	6.550%	5/1/37	7,011	7,159
Time Warner Cable Inc.	7.300%	7/1/38	95	105
Time Warner Cable Inc.	6.750%	6/15/39	15,775	16,534
Time Warner Entertainment Co. LP	10.150%	5/1/12	875	1,001
Time Warner Entertainment Co. LP	8.875%	10/1/12	650	747
Time Warner Entertainment Co. LP	8.375%	3/15/23	2,190	2,618
Time Warner Entertainment Co. LP	8.375%	7/15/33	6,835	8,149
United States Cellular Corp.	6.700%	12/15/33	2,950	2,886
Verizon Communications Inc.	5.350%	2/15/11	6,250	6,533
Verizon Communications Inc.	4.350%	2/15/13	1,350	1,417
Verizon Communications Inc.	5.250%	4/15/13	5,900	6,395
Verizon Communications Inc.	5.550%	2/15/16	8,900	9,523
Verizon Communications Inc.	5.500%	2/15/18	16,900	17,586
Verizon Communications Inc.	8.750%	11/1/18	2,350	2,975
Verizon Communications Inc.	6.350%	4/1/19	41,175	45,606
Verizon Communications Inc.	5.850%	9/15/35	13,500	13,123
Verizon Communications Inc.	6.250%	4/1/37	2,050	2,094
Verizon Communications Inc.	6.400%	2/15/38	1,100	1,162
Verizon Communications Inc.	6.900%	4/15/38	7,175	7,958
Verizon Communications Inc.	8.950%	3/1/39	10,225	13,932
Verizon Communications Inc.	7.350%	4/1/39	14,675	17,082
Verizon Global Funding Corp.	7.250%	12/1/10	6,250	6,612
Verizon Global Funding Corp.	6.875%	6/15/12	14,575	16,195
Verizon Global Funding Corp.	7.375%	9/1/12	6,275	7,085
Verizon Global Funding Corp.	4.375%	6/1/13	860	908
Verizon Global Funding Corp.	7.750%	12/1/30	5,561	6,573
Verizon Maryland Inc.	6.125%	3/1/12	400	426
Verizon Maryland Inc.	5.125%	6/15/33	350	273
Verizon New England Inc.	6.500%	9/15/11	3,620	3,888
Verizon New England Inc.	7.875%	11/15/29	575	626
Verizon New Jersey Inc.	5.875%	1/17/12	6,115	6,528
Verizon New York Inc.	6.875%	4/1/12	2,600	2,826
Verizon New York Inc.	7.375%	4/1/32	2,100	2,216
Verizon Pennsylvania Inc.	5.650%	11/15/11	8,700	9,245
Verizon Virginia Inc.	4.625%	3/15/13	5,875	6,113
Vodafone Group PLC	5.350%	2/27/12	1,250	1,335
Vodafone Group PLC	5.000%	12/16/13	7,350	7,777
Vodafone Group PLC	4.150%	6/10/14	1,400	1,447
Vodafone Group PLC	5.375%	1/30/15	3,625	3,897
Vodafone Group PLC	5.000%	9/15/15	1,600	1,688
Vodafone Group PLC	5.750%	3/15/16	5,450	5,880
Vodafone Group PLC	5.625%	2/27/17	12,756	13,610
Vodafone Group PLC	5.450%	6/10/19	19,375	20,043
Vodafone Group PLC	7.875%	2/15/30	3,850	4,617
Vodafone Group PLC	6.250%	11/30/32	7,225	7,272
Vodafone Group PLC	6.150%	2/27/37	3,125	3,236
Washington Post Co.	7.250%	2/1/19	2,425	2,664
WPP Finance UK	5.875%	6/15/14	6,700	6,797
WPP Finance UK	8.000%	9/15/14	2,150	2,413
Consumer Cyclical (1.0%)
AutoZone Inc.	5.750%	1/15/15	6,000	6,436
Best Buy Co. Inc.	6.750%	7/15/13	9,475	10,411
Costco Wholesale Corp.	5.500%	3/15/17	11,175	12,006
CVS Caremark Corp.	5.750%	8/15/11	1,600	1,702

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CVS Caremark Corp.	4.875%	9/15/14	2,125	2,252
CVS Caremark Corp.	6.125%	8/15/16	2,125	2,291
CVS Caremark Corp.	5.750%	6/1/17	2,030	2,138
CVS Caremark Corp.	6.600%	3/15/19	11,700	12,762
CVS Caremark Corp.	6.250%	6/1/27	23,475	23,885
3 CVS Caremark Corp.	6.302%	6/1/37	4,175	3,588
CVS Caremark Corp.	6.125%	9/15/39	2,375	2,339
Daimler Finance North America LLC	5.875%	3/15/11	11,185	11,669
Daimler Finance North America LLC	5.750%	9/8/11	10,845	11,464
Daimler Finance North America LLC	7.300%	1/15/12	18,016	19,574
Daimler Finance North America LLC	6.500%	11/15/13	10,600	11,632
Daimler Finance North America LLC	8.500%	1/18/31	4,480	5,449
Darden Restaurants Inc.	5.625%	10/15/12	3,375	3,602
Darden Restaurants Inc.	6.200%	10/15/17	8,605	9,100
Darden Restaurants Inc.	6.800%	10/15/37	2,575	2,661
Historic TW Inc.	9.125%	1/15/13	625	727
Historic TW Inc.	9.150%	2/1/23	9,425	11,519
Historic TW Inc.	6.625%	5/15/29	7,400	7,764
Home Depot Inc.	4.625%	8/15/10	7,700	7,883
Home Depot Inc.	5.200%	3/1/11	1,350	1,410
Home Depot Inc.	5.250%	12/16/13	10,225	10,943
Home Depot Inc.	5.400%	3/1/16	3,196	3,334
Home Depot Inc.	5.875%	12/16/36	7,250	7,002
Johnson Controls Inc.	5.250%	1/15/11	3,025	3,154
Johnson Controls Inc.	6.000%	1/15/36	825	708
Kohl's Corp.	6.250%	12/15/17	2,150	2,371
Kohl's Corp.	6.000%	1/15/33	625	634
Kohl's Corp.	6.875%	12/15/37	1,925	2,185
Lowe's Cos. Inc.	5.600%	9/15/12	2,750	3,010
Lowe's Cos. Inc.	5.400%	10/15/16	11,925	12,806
Lowe's Cos. Inc.	6.100%	9/15/17	2,050	2,270
Lowe's Cos. Inc.	6.875%	2/15/28	360	404
Lowe's Cos. Inc.	6.500%	3/15/29	3,676	4,046
Lowe's Cos. Inc.	5.800%	10/15/36	6,125	6,263
Marriott International Inc	4.625%	6/15/12	3,075	3,111
Marriott International Inc.	5.625%	2/15/13	2,200	2,266
Marriott International Inc.	6.200%	6/15/16	1,325	1,347
Marriott International Inc.	6.375%	6/15/17	1,575	1,625
McDonald's Corp.	6.000%	4/15/11	2,635	2,797
McDonald's Corp.	5.300%	3/15/17	800	862
McDonald's Corp.	5.800%	10/15/17	5,250	5,825
McDonald's Corp.	5.350%	3/1/18	4,900	5,272
McDonald's Corp.	5.000%	2/1/19	3,000	3,175
McDonald's Corp.	6.300%	10/15/37	1,950	2,136
McDonald's Corp.	6.300%	3/1/38	5,250	5,787
McDonald's Corp.	5.700%	2/1/39	2,200	2,258
MDC Holdings Inc.	5.500%	5/15/13	2,875	2,887
Nordstrom Inc.	6.750%	6/1/14	1,675	1,857
Nordstrom Inc.	6.250%	1/15/18	1,875	2,036
Nordstrom Inc.	6.950%	3/15/28	1,000	1,083
Nordstrom Inc.	7.000%	1/15/38	925	1,025
PACCAR Financial Corp.	1.950%	12/17/12	4,925	4,866
PACCAR Inc.	6.875%	2/15/14	3,375	3,830
Staples Inc.	7.750%	4/1/11	4,125	4,432
Staples Inc.	9.750%	1/15/14	18,050	22,021
Target Corp.	6.350%	1/15/11	2,120	2,239
Target Corp.	5.875%	3/1/12	4,825	5,233
Target Corp.	4.000%	6/15/13	1,520	1,580
Target Corp.	5.875%	7/15/16	11,850	13,017
Target Corp.	5.375%	5/1/17	6,475	6,976
Target Corp.	6.000%	1/15/18	7,150	7,872
Target Corp.	7.000%	7/15/31	2,675	3,054
Target Corp.	6.350%	11/1/32	5,850	6,265
Target Corp.	6.500%	10/15/37	6,275	6,937

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Target Corp.	7.000%	1/15/38	176	205
Time Warner Cos. Inc.	7.570%	2/1/24	1,490	1,623
Time Warner Inc.	6.750%	4/15/11	7,100	7,532
Time Warner Inc.	5.500%	11/15/11	5,850	6,211
Time Warner Inc.	6.875%	5/1/12	5,500	6,023
Time Warner Inc.	5.875%	11/15/16	9,225	9,945
Time Warner Inc.	7.625%	4/15/31	8,350	9,761
Time Warner Inc.	7.700%	5/1/32	3,926	4,587
Time Warner Inc.	6.500%	11/15/36	6,750	7,071
TJX Cos. Inc.	6.950%	4/15/19	8,260	9,551
Toll Brothers Finance Corp.	6.875%	11/15/12	43	45
Toll Brothers Finance Corp.	5.150%	5/15/15	3,050	2,907
Toll Brothers Finance Corp.	6.750%	11/1/19	4,025	3,874
Toyota Motor Credit Corp.	4.350%	12/15/10	4,325	4,476
Toyota Motor Credit Corp.	5.450%	5/18/11	2,825	2,984
VF Corp.	5.950%	11/1/17	2,500	2,696
VF Corp.	6.450%	11/1/37	2,225	2,333
Viacom Inc.	4.375%	9/15/14	6,275	6,446
Viacom Inc.	6.250%	4/30/16	823	902
Viacom Inc.	6.125%	10/5/17	1,775	1,915
Viacom Inc.	5.625%	9/15/19	13,110	13,592
Viacom Inc.	6.875%	4/30/36	490	520
Wal-Mart Stores Inc.	4.125%	2/15/11	19,250	19,988
Wal-Mart Stores Inc.	4.550%	5/1/13	7,621	8,102
Wal-Mart Stores Inc.	7.250%	6/1/13	600	690
Wal-Mart Stores Inc.	3.200%	5/15/14	19,725	20,043
Wal-Mart Stores Inc.	4.500%	7/1/15	850	907
Wal-Mart Stores Inc.	5.375%	4/5/17	1,925	2,083
Wal-Mart Stores Inc.	5.800%	2/15/18	16,875	18,939
Wal-Mart Stores Inc.	5.875%	4/5/27	16,925	18,244
Wal-Mart Stores Inc.	7.550%	2/15/30	11,270	14,082
Wal-Mart Stores Inc.	5.250%	9/1/35	4,350	4,328
Wal-Mart Stores Inc.	6.500%	8/15/37	16,711	19,212
Wal-Mart Stores Inc.	6.200%	4/15/38	3,350	3,718
Walgreen Co.	4.875%	8/1/13	11,525	12,330
Walgreen Co.	5.250%	1/15/19	3,225	3,431
Walt Disney Co.	5.700%	7/15/11	13,575	14,515
Walt Disney Co.	6.375%	3/1/12	925	1,016
Walt Disney Co.	4.700%	12/1/12	575	621
Walt Disney Co.	4.500%	12/15/13	7,800	8,284
Walt Disney Co.	5.625%	9/15/16	5,700	6,195
Walt Disney Co.	5.875%	12/15/17	4,950	5,340
Walt Disney Co.	5.500%	3/15/19	1,400	1,491
Walt Disney Co.	7.000%	3/1/32	1,025	1,192
Western Union Co.	5.400%	11/17/11	3,825	4,084
Western Union Co.	6.500%	2/26/14	2,225	2,496
Western Union Co.	5.930%	10/1/16	5,275	5,726
Western Union Co.	6.200%	11/17/36	2,625	2,644
Yum! Brands Inc.	8.875%	4/15/11	2,725	2,957
Yum! Brands Inc.	7.700%	7/1/12	2,425	2,718
Yum! Brands Inc.	6.250%	4/15/16	3,525	3,766
Yum! Brands Inc.	6.250%	3/15/18	125	135
Yum! Brands Inc.	6.875%	11/15/37	8,100	8,780
Consumer Noncyclical (2.5%)
Abbott Laboratories	3.750%	3/15/11	5,075	5,237
Abbott Laboratories	5.600%	5/15/11	7,000	7,437
Abbott Laboratories	5.150%	11/30/12	2,725	2,984
Abbott Laboratories	4.350%	3/15/14	3,250	3,434
Abbott Laboratories	5.875%	5/15/16	15,361	17,039
Abbott Laboratories	5.600%	11/30/17	14,975	16,364
Abbott Laboratories	5.125%	4/1/19	2,520	2,640
Abbott Laboratories	6.150%	11/30/37	4,875	5,262
Abbott Laboratories	6.000%	4/1/39	1,850	1,971

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Allergan Inc.	5.750%	4/1/16	1,050	1,133
Altria Group Inc.	8.500%	11/10/13	44,775	51,844
Altria Group Inc.	9.700%	11/10/18	6,905	8,559
Altria Group Inc.	9.250%	8/6/19	11,600	14,130
Altria Group Inc.	9.950%	11/10/38	4,925	6,497
Altria Group Inc.	10.200%	2/6/39	14,100	18,863
AmerisourceBergen Corp.	5.625%	9/15/12	950	1,021
AmerisourceBergen Corp.	5.875%	9/15/15	5,781	6,308
AmerisourceBergen Corp.	4.875%	11/15/19	4,000	3,965
Amgen Inc.	4.850%	11/18/14	4,700	5,061
Amgen Inc.	5.850%	6/1/17	7,275	7,975
Amgen Inc.	5.700%	2/1/19	5,725	6,176
Amgen Inc.	6.375%	6/1/37	3,550	3,882
Amgen Inc.	6.900%	6/1/38	9,275	10,794
Amgen Inc.	6.400%	2/1/39	7,185	7,900
Anheuser-Busch Cos. Inc.	6.000%	4/15/11	1,175	1,241
Anheuser-Busch Cos. Inc.	4.375%	1/15/13	4,175	4,315
Anheuser-Busch Cos. Inc.	5.600%	3/1/17	5,000	5,173
Anheuser-Busch Cos. Inc.	5.500%	1/15/18	10,375	10,621
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	2,075	2,224
Anheuser-Busch Cos. Inc.	5.750%	4/1/36	5,420	5,183
Anheuser-Busch Cos. Inc.	6.450%	9/1/37	350	366
4 Anheuser-Busch InBev Worldwide Inc.	3.000%	10/15/12	6,500	6,553
4 Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	10,000	10,125
4 Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	18,000	18,298
4 Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	1,200	1,252
Archer-Daniels-Midland Co.	8.375%	4/15/17	525	642
Archer-Daniels-Midland Co.	5.450%	3/15/18	8,400	8,961
Archer-Daniels-Midland Co.	7.000%	2/1/31	3,050	3,518
Archer-Daniels-Midland Co.	5.935%	10/1/32	3,675	3,730
Archer-Daniels-Midland Co.	5.375%	9/15/35	4,125	3,991
Archer-Daniels-Midland Co.	6.450%	1/15/38	1,525	1,697
AstraZeneca PLC	5.400%	9/15/12	18,425	20,137
AstraZeneca PLC	5.400%	6/1/14	3,100	3,400
AstraZeneca PLC	5.900%	9/15/17	11,975	13,270
AstraZeneca PLC	6.450%	9/15/37	14,186	15,903
Baxter FinCo BV	4.750%	10/15/10	5,400	5,567
Baxter International Inc.	4.000%	3/1/14	1,350	1,403
Baxter International Inc.	5.900%	9/1/16	2,050	2,277
Baxter International Inc.	6.250%	12/1/37	10,925	11,863
Becton Dickinson and Co.	5.000%	5/15/19	1,075	1,113
Becton Dickinson and Co.	6.000%	5/15/39	1,000	1,067
Biogen Idec Inc.	6.000%	3/1/13	7,675	8,261
Biogen Idec Inc.	6.875%	3/1/18	11,650	12,425
Bottling Group LLC	4.625%	11/15/12	610	657
Bottling Group LLC	5.000%	11/15/13	10,000	10,805
Bottling Group LLC	6.950%	3/15/14	29,100	33,726
Bottling Group LLC	5.500%	4/1/16	8,750	9,459
Bristol-Myers Squibb Co.	5.250%	8/15/13	250	272
Bristol-Myers Squibb Co.	5.450%	5/1/18	2,100	2,265
Bristol-Myers Squibb Co.	7.150%	6/15/23	400	480
Bristol-Myers Squibb Co.	6.800%	11/15/26	150	171
Bristol-Myers Squibb Co.	5.875%	11/15/36	14,336	15,032
Bristol-Myers Squibb Co.	6.125%	5/1/38	2,200	2,398
Bristol-Myers Squibb Co.	6.875%	8/1/97	955	1,042
Bunge Ltd. Finance Corp.	5.350%	4/15/14	1,650	1,685
Bunge Ltd. Finance Corp.	5.100%	7/15/15	1,525	1,511
Bunge Ltd. Finance Corp.	8.500%	6/15/19	600	682
Campbell Soup Co.	6.750%	2/15/11	5,125	5,462
Cardinal Health Inc.	5.650%	6/15/12	51	54
Cardinal Health Inc.	4.000%	6/15/15	550	537
4 CareFusion Corp.	4.125%	8/1/12	925	957
4 CareFusion Corp.	5.125%	8/1/14	1,575	1,656
4 CareFusion Corp.	6.375%	8/1/19	4,140	4,475

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cia de Bebidas das Americas	10.500%	12/15/11	3,205	3,694
Clorox Co.	4.200%	1/15/10	1,625	1,626
Clorox Co.	5.000%	1/15/15	1,725	1,828
Clorox Co.	3.550%	11/1/15	1,600	1,593
Clorox Co.	5.950%	10/15/17	3,000	3,244
Coca-Cola Co.	3.625%	3/15/14	5,675	5,872
Coca-Cola Co.	5.350%	11/15/17	7,150	7,761
Coca-Cola Co.	4.875%	3/15/19	12,025	12,575
Coca-Cola Enterprises Inc.	5.000%	8/15/13	8,475	9,146
Coca-Cola Enterprises Inc.	7.375%	3/3/14	10,725	12,503
Coca-Cola Enterprises Inc.	4.500%	8/15/19	450	452
Coca-Cola Enterprises Inc.	8.500%	2/1/22	11,661	14,924
Coca-Cola Enterprises Inc.	7.000%	10/1/26	2,900	3,373
Coca-Cola Enterprises Inc.	6.950%	11/15/26	2,595	2,945
Coca-Cola Enterprises Inc.	6.750%	9/15/28	1,250	1,417
Coca-Cola HBC Finance BV	5.125%	9/17/13	945	1,012
ConAgra Foods Inc.	6.750%	9/15/11	74	80
ConAgra Foods Inc.	5.875%	4/15/14	1,040	1,133
ConAgra Foods Inc.	5.819%	6/15/17	951	994
ConAgra Foods Inc.	7.000%	4/15/19	500	566
ConAgra Foods Inc.	9.750%	3/1/21	129	165
ConAgra Foods Inc.	7.125%	10/1/26	800	867
ConAgra Foods Inc.	7.000%	10/1/28	675	718
ConAgra Foods Inc.	8.250%	9/15/30	2,750	3,291
Covidien International Finance SA	5.450%	10/15/12	2,600	2,824
Covidien International Finance SA	6.000%	10/15/17	4,725	5,093
Covidien International Finance SA	6.550%	10/15/37	6,875	7,689
CR Bard Inc.	6.700%	12/1/26	4,925	5,242
Delhaize America Inc.	9.000%	4/15/31	2,175	2,786
Delhaize Group SA	5.875%	2/1/14	2,175	2,328
Diageo Capital PLC	5.200%	1/30/13	8,125	8,700
Diageo Capital PLC	5.500%	9/30/16	1,275	1,357
Diageo Capital PLC	5.750%	10/23/17	6,625	7,147
Diageo Capital PLC	5.875%	9/30/36	875	910
Diageo Finance BV	5.500%	4/1/13	3,800	4,087
Diageo Finance BV	3.250%	1/15/15	375	373
Diageo Finance BV	5.300%	10/28/15	6,331	6,837
Diageo Investment Corp.	9.000%	8/15/11	400	445
Diageo Investment Corp.	7.450%	4/15/35	875	1,047
Dr Pepper Snapple Group Inc.	1.700%	12/21/11	1,850	1,848
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	1,850	1,854
Dr Pepper Snapple Group Inc.	6.120%	5/1/13	1,675	1,833
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	5,575	6,292
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	900	1,061
Eli Lilly & Co.	3.550%	3/6/12	3,725	3,877
Eli Lilly & Co.	6.000%	3/15/12	1,450	1,584
Eli Lilly & Co.	4.200%	3/6/14	2,125	2,237
Eli Lilly & Co.	5.200%	3/15/17	8,200	8,695
Eli Lilly & Co.	5.500%	3/15/27	5,250	5,305
Eli Lilly & Co.	5.550%	3/15/37	886	896
Eli Lilly & Co.	5.950%	11/15/37	2,425	2,574
Estee Lauder Cos. Inc.	6.000%	5/15/37	725	703
Express Scripts Inc.	5.250%	6/15/12	7,075	7,529
Express Scripts Inc.	6.250%	6/15/14	9,350	10,244
Express Scripts Inc.	7.250%	6/15/19	1,825	2,081
Fortune Brands Inc.	5.125%	1/15/11	2,875	2,960
Fortune Brands Inc.	3.000%	6/1/12	650	645
Fortune Brands Inc.	4.875%	12/1/13	1,000	1,025
Fortune Brands Inc.	6.375%	6/15/14	4,140	4,426
Fortune Brands Inc.	5.375%	1/15/16	8,650	8,690
Fortune Brands Inc.	5.875%	1/15/36	2,875	2,464
Genentech Inc.	4.750%	7/15/15	2,095	2,238
Genentech Inc.	5.250%	7/15/35	3,250	3,111
General Mills Inc.	6.000%	2/15/12	8,982	9,722

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Mills Inc.	5.650%	9/10/12	2,350	2,561
General Mills Inc.	5.250%	8/15/13	3,125	3,377
General Mills Inc.	5.200%	3/17/15	700	751
General Mills Inc.	5.700%	2/15/17	12,000	13,029
General Mills Inc.	5.650%	2/15/19	14,275	15,230
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	10,000	10,684
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	9,400	9,921
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	16,400	17,669
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	3,500	3,358
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	16,700	18,565
Hasbro Inc.	6.300%	9/15/17	5,450	5,759
Hershey Co.	5.450%	9/1/16	1,225	1,286
HJ Heinz Co.	5.350%	7/15/13	2,075	2,236
HJ Heinz Finance Co.	6.625%	7/15/11	5,625	6,025
HJ Heinz Finance Co.	6.750%	3/15/32	2,950	3,091
Hospira Inc.	5.900%	6/15/14	1,500	1,627
Hospira Inc.	6.400%	5/15/15	775	860
Hospira Inc.	6.050%	3/30/17	150	157
Johnson & Johnson	5.550%	8/15/17	2,975	3,288
Johnson & Johnson	5.150%	7/15/18	1,575	1,693
Johnson & Johnson	6.950%	9/1/29	4,350	5,240
Johnson & Johnson	4.950%	5/15/33	5,325	5,191
Johnson & Johnson	5.950%	8/15/37	5,125	5,672
Johnson & Johnson	5.850%	7/15/38	1,500	1,624
Kellogg Co.	5.125%	12/3/12	5,435	5,933
Kellogg Co.	4.250%	3/6/13	4,050	4,282
Kellogg Co.	4.450%	5/30/16	1,025	1,063
Kellogg Co.	4.150%	11/15/19	5,500	5,375
Kellogg Co.	7.450%	4/1/31	3,840	4,674
Kimberly-Clark Corp.	5.625%	2/15/12	2,425	2,601
Kimberly-Clark Corp.	4.875%	8/15/15	4,875	5,256
Kimberly-Clark Corp.	6.125%	8/1/17	8,125	8,993
Kimberly-Clark Corp.	6.250%	7/15/18	175	197
Kimberly-Clark Corp.	6.625%	8/1/37	1,275	1,462
Koninklijke Philips Electronics NV	4.625%	3/11/13	3,700	3,877
Koninklijke Philips Electronics NV	5.750%	3/11/18	9,625	10,226
Koninklijke Philips Electronics NV	6.875%	3/11/38	3,800	4,314
Kraft Foods Inc.	5.625%	11/1/11	36,175	38,493
Kraft Foods Inc.	6.250%	6/1/12	4,365	4,706
Kraft Foods Inc.	5.250%	10/1/13	175	185
Kraft Foods Inc.	6.500%	8/11/17	11,673	12,663
Kraft Foods Inc.	6.125%	2/1/18	300	317
Kraft Foods Inc.	6.125%	8/23/18	6,825	7,241
Kraft Foods Inc.	6.500%	11/1/31	7,475	7,530
Kraft Foods Inc.	7.000%	8/11/37	9,300	9,910
Kraft Foods Inc.	6.875%	2/1/38	6,125	6,423
Kraft Foods Inc.	6.875%	1/26/39	1,150	1,208
Kroger Co.	6.800%	4/1/11	2,075	2,204
Kroger Co.	6.750%	4/15/12	8,275	9,063
Kroger Co.	6.200%	6/15/12	5,950	6,480
Kroger Co.	5.500%	2/1/13	1,686	1,800
Kroger Co.	5.000%	4/15/13	3,700	3,913
Kroger Co.	4.950%	1/15/15	1,725	1,816
Kroger Co.	6.400%	8/15/17	830	909
Kroger Co.	6.800%	12/15/18	2,175	2,432
Kroger Co.	6.150%	1/15/20	15,675	16,780
Kroger Co.	7.700%	6/1/29	7,200	8,422
Kroger Co.	8.000%	9/15/29	925	1,109
Kroger Co.	7.500%	4/1/31	2,395	2,780
Kroger Co.	6.900%	4/15/38	2,300	2,568
Laboratory Corp. of America Holdings	5.500%	2/1/13	1,540	1,603
Laboratory Corp. of America Holdings	5.625%	12/15/15	2,350	2,457
Lorillard Tobacco Co.	8.125%	6/23/19	15,600	17,154
McKesson Corp.	7.750%	2/1/12	550	608

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McKesson Corp.	5.250%	3/1/13	9,550	10,141
McKesson Corp.	6.500%	2/15/14	1,650	1,836
4 Mead Johnson Nutrition Co.	3.500%	11/1/14	6,750	6,701
4 Mead Johnson Nutrition Co.	4.900%	11/1/19	2,775	2,718
4 Mead Johnson Nutrition Co.	5.900%	11/1/39	2,650	2,583
Medco Health Solutions Inc.	6.125%	3/15/13	6,450	6,918
Medco Health Solutions Inc.	7.250%	8/15/13	475	527
Medco Health Solutions Inc.	7.125%	3/15/18	8,000	9,001
Medtronic Inc.	4.500%	3/15/14	2,225	2,366
Medtronic Inc.	4.750%	9/15/15	3,700	3,989
Medtronic Inc.	5.600%	3/15/19	1,150	1,241
Medtronic Inc.	6.500%	3/15/39	2,050	2,302
Merck & Co. Inc.	1.875%	6/30/11	6,225	6,309
Merck & Co. Inc.	5.125%	11/15/11	2,425	2,613
Merck & Co. Inc.	4.375%	2/15/13	3,675	3,906
Merck & Co. Inc.	5.300%	12/1/13	13,100	14,426
Merck & Co. Inc.	4.750%	3/1/15	11,275	12,174
Merck & Co. Inc.	4.000%	6/30/15	1,900	1,992
Merck & Co. Inc.	6.000%	9/15/17	825	923
Merck & Co. Inc.	5.000%	6/30/19	3,725	3,907
Merck & Co. Inc.	6.400%	3/1/28	3,355	3,673
Merck & Co. Inc.	5.950%	12/1/28	2,050	2,184
Merck & Co. Inc.	6.500%	12/1/33	3,928	4,444
Merck & Co. Inc.	5.750%	11/15/36	975	1,014
Merck & Co. Inc.	6.550%	9/15/37	6,550	7,516
Merck & Co. Inc.	5.850%	6/30/39	1,850	1,973
Novant Health Inc.	5.850%	11/1/19	5,800	5,762
Novartis Capital Corp.	4.125%	2/10/14	16,675	17,488
Novartis Securities Investment Ltd.	5.125%	2/10/19	15,800	16,486
Pepsi Bottling Group Inc.	7.000%	3/1/29	99	115
PepsiAmericas Inc.	5.750%	7/31/12	2,500	2,723
PepsiAmericas Inc.	4.375%	2/15/14	775	810
PepsiAmericas Inc.	4.875%	1/15/15	275	292
PepsiAmericas Inc.	5.000%	5/15/17	3,550	3,731
PepsiCo Inc.	5.150%	5/15/12	2,125	2,294
PepsiCo Inc.	4.650%	2/15/13	11,750	12,591
PepsiCo Inc.	3.750%	3/1/14	8,000	8,301
PepsiCo Inc.	5.000%	6/1/18	15,500	16,183
PepsiCo Inc.	7.900%	11/1/18	5,150	6,313
Pfizer Inc.	4.450%	3/15/12	17,500	18,528
Pfizer Inc.	5.350%	3/15/15	32,350	35,454
Pfizer Inc.	6.200%	3/15/19	20,960	23,338
Pfizer Inc.	7.200%	3/15/39	23,275	28,654
Pharmacia Corp.	6.500%	12/1/18	550	621
Pharmacia Corp.	6.600%	12/1/28	1,425	1,584
Philip Morris International Inc.	4.875%	5/16/13	8,300	8,825
Philip Morris International Inc.	6.875%	3/17/14	10,550	12,001
Philip Morris International Inc.	5.650%	5/16/18	9,375	9,861
Philip Morris International Inc.	6.375%	5/16/38	7,150	7,734
3 Procter & Gamble - Esop	9.360%	1/1/21	9,545	11,928
Procter & Gamble Co.	4.600%	1/15/14	6,900	7,388
Procter & Gamble Co.	4.950%	8/15/14	1,275	1,387
Procter & Gamble Co.	3.500%	2/15/15	7,250	7,419
Procter & Gamble Co.	4.850%	12/15/15	1,250	1,368
Procter & Gamble Co.	4.700%	2/15/19	3,625	3,712
Procter & Gamble Co.	6.450%	1/15/26	2,875	3,247
Procter & Gamble Co.	5.550%	3/5/37	10,561	10,868
Quest Diagnostics Inc.	5.450%	11/1/15	6,375	6,901
Quest Diagnostics Inc.	6.400%	7/1/17	75	83
Quest Diagnostics Inc.	6.950%	7/1/37	3,175	3,539
Reynolds American Inc.	7.250%	6/1/12	3,225	3,507
Reynolds American Inc.	7.250%	6/1/13	6,575	7,200
Reynolds American Inc.	7.625%	6/1/16	3,150	3,426
Reynolds American Inc.	6.750%	6/15/17	4,561	4,698

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Reynolds American Inc.	7.250%	6/15/37	3,650	3,677
Safeway Inc.	6.500%	3/1/11	6,550	6,911
Safeway Inc.	5.800%	8/15/12	2,600	2,824
Safeway Inc.	6.250%	3/15/14	6,200	6,775
Safeway Inc.	6.350%	8/15/17	600	653
Safeway Inc.	5.000%	8/15/19	1,350	1,346
Safeway Inc.	7.250%	2/1/31	9,522	10,890
Sara Lee Corp.	6.250%	9/15/11	4,725	5,074
Sara Lee Corp.	6.125%	11/1/32	325	311
St. Jude Medical Inc.	3.750%	7/15/14	9,800	9,957
St. Jude Medical Inc.	4.875%	7/15/19	1,450	1,467
Sysco Corp.	4.200%	2/12/13	1,700	1,785
Sysco Corp.	5.250%	2/12/18	2,775	2,937
Sysco Corp.	5.375%	9/21/35	3,675	3,654
Teva Pharmaceutical Finance Co. LLC	5.550%	2/1/16	450	475
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	9,325	9,526
4 Thermo Fisher Scientific Inc.	2.150%	12/28/12	2,200	2,187
4 Thermo Fisher Scientific Inc.	3.250%	11/18/14	3,575	3,538
Unilever Capital Corp.	7.125%	11/1/10	8,525	8,976
Unilever Capital Corp.	3.650%	2/15/14	5,300	5,456
Unilever Capital Corp.	4.800%	2/15/19	1,375	1,412
Unilever Capital Corp.	5.900%	11/15/32	73	77
UST Inc.	6.625%	7/15/12	600	650
UST Inc.	5.750%	3/1/18	2,475	2,430
Watson Pharmaceuticals Inc.	5.000%	8/15/14	4,000	4,093
Whirlpool Corp.	5.500%	3/1/13	11,200	11,551
Wyeth	6.950%	3/15/11	1,925	2,063
Wyeth	5.500%	3/15/13	15,725	17,076
Wyeth	5.500%	2/1/14	9,686	10,594
Wyeth	5.500%	2/15/16	2,400	2,585
Wyeth	5.450%	4/1/17	925	989
Wyeth	6.450%	2/1/24	1,425	1,592
Wyeth	6.500%	2/1/34	2,675	2,940
Wyeth	6.000%	2/15/36	4,625	4,802
Wyeth	5.950%	4/1/37	11,645	12,201
Zimmer Holdings Inc.	4.625%	11/30/19	1,075	1,078
Zimmer Holdings Inc.	5.750%	11/30/39	2,650	2,618
Energy (1.4%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	775	864
Anadarko Finance Co.	6.750%	5/1/11	2,500	2,654
Anadarko Finance Co.	7.500%	5/1/31	785	881
Anadarko Petroleum Corp.	7.625%	3/15/14	25,325	29,061
Anadarko Petroleum Corp.	5.750%	6/15/14	2,050	2,218
Anadarko Petroleum Corp.	5.950%	9/15/16	5,171	5,551
Anadarko Petroleum Corp.	6.950%	6/15/19	675	766
Anadarko Petroleum Corp.	6.450%	9/15/36	12,870	13,397
Anadarko Petroleum Corp.	7.950%	6/15/39	3,650	4,489
Apache Corp.	6.250%	4/15/12	1,275	1,393
Apache Corp.	5.250%	4/15/13	1,674	1,791
Apache Corp.	6.000%	9/15/13	5,700	6,265
Apache Corp.	5.625%	1/15/17	850	910
Apache Corp.	6.900%	9/15/18	6,575	7,706
Apache Corp.	6.000%	1/15/37	6,400	6,768
Apache Finance Canada Corp.	7.750%	12/15/29	1,025	1,246
Baker Hughes Inc.	7.500%	11/15/18	1,175	1,408
Baker Hughes Inc.	6.875%	1/15/29	625	695
BJ Services Co.	6.000%	6/1/18	2,775	2,996
BP Capital Markets PLC	1.550%	8/11/11	175	176
BP Capital Markets PLC	3.125%	3/10/12	13,025	13,414
BP Capital Markets PLC	5.250%	11/7/13	11,650	12,696
BP Capital Markets PLC	3.625%	5/8/14	4,225	4,319
BP Capital Markets PLC	3.875%	3/10/15	11,275	11,642
BP Capital Markets PLC	4.750%	3/10/19	4,725	4,817

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Resources Finance Co.	6.680%	2/15/11	3,350	3,557
Burlington Resources Finance Co.	6.500%	12/1/11	3,125	3,417
Burlington Resources Finance Co.	7.200%	8/15/31	650	731
Burlington Resources Finance Co.	7.400%	12/1/31	3,625	4,149
Cameron International Corp.	6.375%	7/15/18	975	1,027
Cameron International Corp.	7.000%	7/15/38	100	106
Canadian Natural Resources Ltd.	5.450%	10/1/12	4,800	5,128
Canadian Natural Resources Ltd.	5.150%	2/1/13	1,450	1,533
Canadian Natural Resources Ltd.	4.900%	12/1/14	4,325	4,549
Canadian Natural Resources Ltd.	6.000%	8/15/16	4,225	4,475
Canadian Natural Resources Ltd.	5.700%	5/15/17	301	321
Canadian Natural Resources Ltd.	7.200%	1/15/32	4,225	4,764
Canadian Natural Resources Ltd.	6.450%	6/30/33	5,440	5,651
Canadian Natural Resources Ltd.	6.500%	2/15/37	7,425	7,831
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,400	1,446
Canadian Natural Resources Ltd.	6.750%	2/1/39	900	994
4 Cenovus Energy Inc.	4.500%	9/15/14	5,575	5,721
4 Cenovus Energy Inc.	5.700%	10/15/19	9,050	9,159
4 Cenovus Energy Inc.	6.750%	11/15/39	26,925	28,367
Chevron Corp.	3.450%	3/3/12	6,950	7,244
Chevron Corp.	3.950%	3/3/14	10,665	11,214
Chevron Corp.	4.950%	3/3/19	18,200	19,176
Conoco Funding Co.	6.350%	10/15/11	12,610	13,770
Conoco Funding Co.	7.250%	10/15/31	250	292
ConocoPhillips	4.750%	2/1/14	4,825	5,178
ConocoPhillips	4.600%	1/15/15	10,000	10,653
ConocoPhillips	5.750%	2/1/19	17,650	19,364
ConocoPhillips	6.000%	1/15/20	2,150	2,383
ConocoPhillips	5.900%	10/15/32	1,621	1,655
ConocoPhillips	6.500%	2/1/39	7,250	8,063
ConocoPhillips Canada Funding Co. I	5.300%	4/15/12	3,975	4,277
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	16,300	17,719
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,725	1,717
ConocoPhillips Holding Co.	6.950%	4/15/29	4,190	4,752
Devon Energy Corp.	5.625%	1/15/14	8,300	9,033
Devon Energy Corp.	7.950%	4/15/32	1,675	2,114
Devon Financing Corp. ULC	6.875%	9/30/11	9,160	9,932
Devon Financing Corp. ULC	7.875%	9/30/31	9,850	12,249
Diamond Offshore Drilling Inc.	4.875%	7/1/15	575	610
Diamond Offshore Drilling Inc.	5.875%	5/1/19	2,475	2,637
Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,300	4,218
EnCana Corp.	5.900%	12/1/17	7,450	7,990
EnCana Corp.	6.500%	5/15/19	1,900	2,120
EnCana Corp.	7.200%	11/1/31	5,475	5,921
EnCana Corp.	6.500%	8/15/34	7,925	8,500
EnCana Corp.	6.625%	8/15/37	1,625	1,776
EnCana Holdings Finance Corp.	5.800%	5/1/14	4,575	5,006
EOG Resources Inc.	6.125%	10/1/13	300	331
EOG Resources Inc.	5.875%	9/15/17	6,925	7,615
Global Marine Inc.	7.000%	6/1/28	3,150	3,305
Halliburton Co.	6.150%	9/15/19	6,795	7,618
Halliburton Co.	6.700%	9/15/38	6,500	7,278
Halliburton Co.	7.450%	9/15/39	8,350	10,310
Hess Corp.	8.125%	2/15/19	725	875
Hess Corp.	7.875%	10/1/29	4,875	5,806
Hess Corp.	7.125%	3/15/33	4,675	5,212
Hess Corp.	6.000%	1/15/40	7,075	7,040
Husky Energy Inc.	6.250%	6/15/12	2,250	2,419
Husky Energy Inc.	5.900%	6/15/14	8,282	9,027
Husky Energy Inc.	6.150%	6/15/19	800	854
Husky Energy Inc.	7.250%	12/15/19	2,085	2,405
Husky Energy Inc.	6.800%	9/15/37	1,875	1,963
Kerr-McGee Corp.	6.875%	9/15/11	5,075	5,462
Kerr-McGee Corp.	6.950%	7/1/24	9,245	10,052

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kerr-McGee Corp.	7.875%	9/15/31	1,275	1,455
Lasmo USA Inc.	7.300%	11/15/27	300	354
Marathon Global Funding Corp.	6.000%	7/1/12	2,375	2,570
Marathon Oil Corp.	6.125%	3/15/12	3,170	3,431
Marathon Oil Corp.	6.000%	10/1/17	10,475	11,114
Marathon Oil Corp.	5.900%	3/15/18	5,650	5,974
Marathon Oil Corp.	6.600%	10/1/37	90	96
Nabors Industries Inc.	6.150%	2/15/18	9,300	9,637
Nabors Industries Inc.	9.250%	1/15/19	2,425	2,980
Nexen Inc.	5.050%	11/20/13	5,225	5,509
Nexen Inc.	5.650%	5/15/17	1,800	1,873
Nexen Inc.	7.875%	3/15/32	875	1,011
Nexen Inc.	5.875%	3/10/35	300	283
Nexen Inc.	6.400%	5/15/37	9,850	9,804
Nexen Inc.	7.500%	7/30/39	6,425	7,222
Noble Energy Inc.	8.250%	3/1/19	2,500	2,992
Noble Energy Inc.	8.000%	4/1/27	175	195
Occidental Petroleum Corp.	6.750%	1/15/12	5,250	5,757
Occidental Petroleum Corp.	7.000%	11/1/13	2,375	2,717
PC Financial Partnership	5.000%	11/15/14	7,650	7,939
Petro-Canada	4.000%	7/15/13	5,500	5,676
Petro-Canada	6.050%	5/15/18	1,875	2,003
Petro-Canada	7.875%	6/15/26	1,350	1,560
Petro-Canada	7.000%	11/15/28	1,050	1,126
Petro-Canada	5.350%	7/15/33	4,700	4,243
Petro-Canada	5.950%	5/15/35	6,700	6,376
Petro-Canada	6.800%	5/15/38	1,875	2,068
Questar Market Resources Inc.	6.050%	9/1/16	2,825	2,881
Questar Market Resources Inc.	6.800%	3/1/20	2,000	2,091
Rowan Cos. Inc.	7.875%	8/1/19	2,350	2,615
Shell International Finance BV	5.625%	6/27/11	3,025	3,218
Shell International Finance BV	4.950%	3/22/12	2,700	2,895
Shell International Finance BV	4.000%	3/21/14	13,000	13,597
Shell International Finance BV	3.250%	9/22/15	8,925	8,932
Shell International Finance BV	5.200%	3/22/17	2,775	2,984
Shell International Finance BV	4.300%	9/22/19	21,150	20,922
Shell International Finance BV	6.375%	12/15/38	13,569	15,098
Smith International Inc.	9.750%	3/15/19	12,400	15,711
Statoil ASA	3.875%	4/15/14	6,675	6,939
Statoil ASA	2.900%	10/15/14	2,225	2,215
Statoil ASA	5.250%	4/15/19	10,900	11,567
Statoil ASA	7.250%	9/23/27	1,700	2,005
4 Statoil ASA	6.500%	12/1/28	975	1,065
Statoil ASA	7.150%	1/15/29	2,725	3,203
Suncor Energy Inc.	6.100%	6/1/18	2,950	3,173
Suncor Energy Inc.	7.150%	2/1/32	1,275	1,363
Suncor Energy Inc.	5.950%	12/1/34	150	148
Suncor Energy Inc.	6.500%	6/15/38	18,900	19,874
Sunoco Inc.	4.875%	10/15/14	1,275	1,285
Sunoco Inc.	5.750%	1/15/17	1,775	1,807
Talisman Energy Inc.	5.125%	5/15/15	1,075	1,115
Talisman Energy Inc.	7.750%	6/1/19	15,812	18,539
Talisman Energy Inc.	7.250%	10/15/27	850	926
Talisman Energy Inc.	5.850%	2/1/37	4,350	4,132
Tosco Corp.	8.125%	2/15/30	14,675	17,827
Total Capital SA	3.125%	10/2/15	750	740
Transocean Inc.	5.250%	3/15/13	3,250	3,479
Transocean Inc.	6.000%	3/15/18	4,950	5,283
Transocean Inc.	7.500%	4/15/31	2,125	2,467
Transocean Inc.	6.800%	3/15/38	4,250	4,718
Valero Energy Corp.	6.875%	4/15/12	13,825	14,876
Valero Energy Corp.	4.750%	6/15/13	240	245
Valero Energy Corp.	9.375%	3/15/19	7,166	8,553
Valero Energy Corp.	7.500%	4/15/32	5,615	5,746

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Valero Energy Corp.	6.625%	6/15/37	3,940	3,677
Weatherford International Inc.	5.950%	6/15/12	550	589
Weatherford International Inc.	6.350%	6/15/17	10,200	10,700
Weatherford International Inc.	6.800%	6/15/37	1,450	1,453
Weatherford International Ltd.	5.150%	3/15/13	1,225	1,285
Weatherford International Ltd.	6.000%	3/15/18	1,725	1,760
Weatherford International Ltd.	9.625%	3/1/19	8,400	10,495
Weatherford International Ltd.	6.500%	8/1/36	7,900	7,531
Weatherford International Ltd.	7.000%	3/15/38	2,350	2,383
XTO Energy Inc.	5.900%	8/1/12	4,750	5,178
XTO Energy Inc.	6.250%	4/15/13	7,235	8,062
XTO Energy Inc.	5.750%	12/15/13	4,600	5,115
XTO Energy Inc.	4.900%	2/1/14	2,500	2,687
XTO Energy Inc.	5.000%	1/31/15	1,300	1,406
XTO Energy Inc.	5.300%	6/30/15	1,050	1,158
XTO Energy Inc.	6.250%	8/1/17	8,325	9,458
XTO Energy Inc.	6.500%	12/15/18	5,585	6,405
XTO Energy Inc.	6.100%	4/1/36	975	1,058
XTO Energy Inc.	6.750%	8/1/37	7,599	8,932
XTO Energy Inc.	6.375%	6/15/38	1,450	1,635
Other Industrial (0.0%)
Cintas Corp.	6.125%	12/1/17	2,300	2,454

Technology (0.8%)
Agilent Technologies Inc.	4.450%	9/14/12	550	570
Agilent Technologies Inc.	5.500%	9/14/15	3,075	3,230
Agilent Technologies Inc.	6.500%	11/1/17	13,800	14,633
Amphenol Corp.	4.750%	11/15/14	3,700	3,702
Analog Devices Inc.	5.000%	7/1/14	3,175	3,333
Arrow Electronics Inc.	6.875%	7/1/13	200	218
BMC Software Inc.	7.250%	6/1/18	2,150	2,335
CA Inc.	5.375%	12/1/19	2,925	2,956
Cisco Systems Inc.	5.250%	2/22/11	30,886	32,426
Cisco Systems Inc.	2.900%	11/17/14	1,525	1,532
Cisco Systems Inc.	5.500%	2/22/16	3,065	3,380
Cisco Systems Inc.	4.950%	2/15/19	9,725	10,014
Cisco Systems Inc.	4.450%	1/15/20	1,275	1,253
Cisco Systems Inc.	5.900%	2/15/39	23,190	23,397
Cisco Systems Inc.	5.500%	1/15/40	6,250	5,997
Computer Sciences Corp.	5.500%	3/15/13	1,650	1,758
Computer Sciences Corp.	6.500%	3/15/18	2,200	2,368
Corning Inc.	6.625%	5/15/19	650	699
Corning Inc.	7.250%	8/15/36	300	306
Dell Inc.	3.375%	6/15/12	800	829
Dell Inc.	4.700%	4/15/13	5,525	5,822
Dell Inc.	5.650%	4/15/18	3,025	3,174
Dell Inc.	5.875%	6/15/19	3,725	3,977
Dell Inc.	6.500%	4/15/38	2,950	3,013
Dun & Bradstreet Corp.	6.000%	4/1/13	4,725	4,888
Electronic Data Systems LLC	6.000%	8/1/13	4,900	5,441
Equifax Inc.	4.450%	12/1/14	2,125	2,140
Equifax Inc.	6.300%	7/1/17	975	1,002
Equifax Inc.	7.000%	7/1/37	1,475	1,460
Fiserv Inc.	6.125%	11/20/12	10,325	11,259
Fiserv Inc.	6.800%	11/20/17	5,500	6,056
Harris Corp.	5.000%	10/1/15	3,450	3,574
Harris Corp.	5.950%	12/1/17	225	236
Hewlett-Packard Co.	2.250%	5/27/11	2,125	2,162
Hewlett-Packard Co.	4.250%	2/24/12	9,916	10,437
Hewlett-Packard Co.	6.500%	7/1/12	1,410	1,566
Hewlett-Packard Co.	4.500%	3/1/13	12,350	13,139
Hewlett-Packard Co.	6.125%	3/1/14	16,750	18,720
Hewlett-Packard Co.	4.750%	6/2/14	10,900	11,642

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hewlett-Packard Co.	5.400%	3/1/17	1,610	1,714
Hewlett-Packard Co.	5.500%	3/1/18	5,600	5,944
IBM International Group Capital LLC	5.050%	10/22/12	19,950	21,572
International Business Machines Corp.	4.950%	3/22/11	2,500	2,618
International Business Machines Corp.	2.100%	5/6/13	1,000	999
International Business Machines Corp.	7.500%	6/15/13	2,825	3,283
International Business Machines Corp.	5.700%	9/14/17	31,501	34,453
International Business Machines Corp.	7.000%	10/30/25	620	716
International Business Machines Corp.	6.220%	8/1/27	4,875	5,179
International Business Machines Corp.	6.500%	1/15/28	600	662
International Business Machines Corp.	5.875%	11/29/32	400	414
International Business Machines Corp.	5.600%	11/30/39	18,328	18,499
International Game Technology	7.500%	6/15/19	1,500	1,628
Intuit Inc.	5.400%	3/15/12	1,950	2,074
Intuit Inc.	5.750%	3/15/17	1,800	1,866
Lexmark International Inc.	5.900%	6/1/13	2,700	2,772
Lexmark International Inc.	6.650%	6/1/18	4,325	4,260
Microsoft Corp.	2.950%	6/1/14	7,400	7,493
Microsoft Corp.	4.200%	6/1/19	8,450	8,524
Microsoft Corp.	5.200%	6/1/39	1,625	1,592
Motorola Inc.	8.000%	11/1/11	625	673
Motorola Inc.	5.375%	11/15/12	4,750	4,845
Motorola Inc.	6.000%	11/15/17	1,350	1,302
Motorola Inc.	7.500%	5/15/25	800	769
Motorola Inc.	6.500%	9/1/25	1,225	1,064
Motorola Inc.	6.500%	11/15/28	400	346
Motorola Inc.	6.625%	11/15/37	3,475	3,001
Nokia Oyj	5.375%	5/15/19	4,825	4,945
Nokia Oyj	6.625%	5/15/39	3,050	3,318
Oracle Corp.	5.000%	1/15/11	4,775	4,983
Oracle Corp.	4.950%	4/15/13	4,975	5,367
Oracle Corp.	3.750%	7/8/14	1,100	1,140
Oracle Corp.	5.250%	1/15/16	18,796	20,299
Oracle Corp.	5.750%	4/15/18	13,310	14,451
Oracle Corp.	5.000%	7/8/19	13,850	14,330
Oracle Corp.	6.500%	4/15/38	5,375	5,898
Oracle Corp.	6.125%	7/8/39	14,825	15,621
Pitney Bowes Inc.	4.625%	10/1/12	3,200	3,394
Pitney Bowes Inc.	3.875%	6/15/13	4,000	4,109
Pitney Bowes Inc.	4.875%	8/15/14	250	264
Pitney Bowes Inc.	4.750%	1/15/16	10,800	11,210
Pitney Bowes Inc.	5.750%	9/15/17	3,500	3,738
Pitney Bowes Inc.	4.750%	5/15/18	275	275
Pitney Bowes Inc.	5.250%	1/15/37	450	464
Science Applications International Corp.	6.250%	7/1/12	950	1,040
Science Applications International Corp.	5.500%	7/1/33	1,350	1,206
Tyco Electronics Group SA	6.000%	10/1/12	850	902
Xerox Capital Trust I	8.000%	2/1/27	4,475	4,419
Xerox Corp.	7.125%	6/15/10	3,150	3,236
Xerox Corp.	6.875%	8/15/11	1,900	2,030
Xerox Corp.	5.500%	5/15/12	2,475	2,619
Xerox Corp.	7.625%	6/15/13	3,475	3,562
Xerox Corp.	8.250%	5/15/14	6,125	7,068
Xerox Corp.	4.250%	2/15/15	2,675	2,664
Xerox Corp.	6.400%	3/15/16	3,975	4,206
Xerox Corp.	6.750%	2/1/17	2,850	3,067
Xerox Corp.	6.350%	5/15/18	11,475	12,053
Xerox Corp.	5.625%	12/15/19	1,300	1,299
Xerox Corp.	6.750%	12/15/39	50	50
Transportation (0.4%)
3 American Airlines Pass Through Trust 2009-1A	10.375%	7/2/19	2,325	2,604
Burlington Northern Santa Fe Corp.	7.125%	12/15/10	400	423
Burlington Northern Santa Fe Corp.	6.750%	7/15/11	2,870	3,096

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe Corp.	5.900%	7/1/12	2,625	2,857
Burlington Northern Santa Fe Corp.	7.000%	2/1/14	500	570
Burlington Northern Santa Fe Corp.	5.650%	5/1/17	6,725	7,143
Burlington Northern Santa Fe Corp.	5.750%	3/15/18	3,250	3,483
Burlington Northern Santa Fe Corp.	7.000%	12/15/25	5,025	5,517
Burlington Northern Santa Fe Corp.	6.200%	8/15/36	3,125	3,300
Burlington Northern Santa Fe Corp.	6.150%	5/1/37	91	95
Canadian National Railway Co.	6.375%	10/15/11	875	951
Canadian National Railway Co.	4.400%	3/15/13	2,450	2,561
Canadian National Railway Co.	4.950%	1/15/14	1,875	1,999
Canadian National Railway Co.	5.800%	6/1/16	750	810
Canadian National Railway Co.	5.850%	11/15/17	1,100	1,195
Canadian National Railway Co.	6.900%	7/15/28	600	683
Canadian National Railway Co.	6.250%	8/1/34	1,500	1,622
Canadian National Railway Co.	6.200%	6/1/36	2,400	2,602
Canadian Pacific Railway Co.	7.125%	10/15/31	450	475
Canadian Pacific Railway Co.	5.950%	5/15/37	975	926
Con-way Inc.	6.700%	5/1/34	3,200	2,507
3 Continental Airlines Inc.	6.648%	9/15/17	6,040	5,768
3 Continental Airlines Inc.	6.900%	1/2/18	3,493	3,441
3 Continental Airlines Inc.	6.545%	2/2/19	337	332
Continental Airlines Inc.	7.250%	11/10/19	2,350	2,403
3 Continental Airlines Inc.	5.983%	4/19/22	550	529
CSX Corp.	6.750%	3/15/11	1,925	2,043
CSX Corp.	6.300%	3/15/12	1,350	1,460
CSX Corp.	5.750%	3/15/13	125	135
CSX Corp.	6.250%	4/1/15	5,125	5,669
CSX Corp.	5.600%	5/1/17	1,450	1,504
CSX Corp.	7.900%	5/1/17	5,600	6,478
CSX Corp.	6.250%	3/15/18	9,500	10,298
CSX Corp.	7.375%	2/1/19	18,000	20,680
CSX Corp.	7.950%	5/1/27	225	264
CSX Corp.	6.000%	10/1/36	5,931	5,788
CSX Corp.	6.150%	5/1/37	2,250	2,284
CSX Corp.	7.450%	4/1/38	1,825	2,145
3 Delta Air Lines Inc.	7.750%	12/17/19	5,800	5,974
3 Delta Air Lines Inc.	6.821%	8/10/22	8,720	8,371
Norfolk Southern Corp.	6.750%	2/15/11	4,725	4,986
Norfolk Southern Corp.	5.257%	9/17/14	45	48
Norfolk Southern Corp.	5.750%	1/15/16	1,400	1,485
Norfolk Southern Corp.	7.700%	5/15/17	5,000	5,860
Norfolk Southern Corp.	5.750%	4/1/18	2,500	2,653
Norfolk Southern Corp.	5.900%	6/15/19	5,925	6,375
Norfolk Southern Corp.	5.590%	5/17/25	534	521
Norfolk Southern Corp.	7.800%	5/15/27	3,245	3,915
Norfolk Southern Corp.	5.640%	5/17/29	1,680	1,642
Norfolk Southern Corp.	7.050%	5/1/37	10,145	11,973
Norfolk Southern Corp.	7.900%	5/15/97	1,650	1,920
Norfolk Southern Railway Co.	9.750%	6/15/20	1,271	1,691
Ryder System Inc.	5.950%	5/2/11	1,183	1,221
Ryder System Inc.	5.850%	3/1/14	1,575	1,653
Ryder System Inc.	7.200%	9/1/15	3,425	3,707
Ryder System Inc.	5.850%	11/1/16	1,525	1,529
Southwest Airlines Co.	6.500%	3/1/12	6,250	6,530
Southwest Airlines Co.	5.250%	10/1/14	175	177
Southwest Airlines Co.	5.750%	12/15/16	3,100	3,007
Southwest Airlines Co.	5.125%	3/1/17	650	616
3 Southwest Airlines Co. 2007-1 Pass Through Trust 3	6.150%	8/1/22	1,552	1,553
Union Pacific Corp.	6.650%	1/15/11	4,730	4,994
Union Pacific Corp.	6.125%	1/15/12	200	216
Union Pacific Corp.	6.500%	4/15/12	1,858	2,023
Union Pacific Corp.	5.450%	1/31/13	2,125	2,288
Union Pacific Corp.	7.000%	2/1/16	350	389
Union Pacific Corp.	5.650%	5/1/17	4,050	4,302

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Pacific Corp.	5.750%	11/15/17	6,625	7,038
Union Pacific Corp.	5.700%	8/15/18	21,260	22,309
Union Pacific Corp.	6.625%	2/1/29	1,525	1,644
3 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	1,224	1,286
United Parcel Service Inc.	3.875%	4/1/14	10,500	10,933
United Parcel Service Inc.	5.500%	1/15/18	2,210	2,375
United Parcel Service Inc.	5.125%	4/1/19	5,625	5,981
United Parcel Service Inc.	6.200%	1/15/38	4,275	4,743
				7,098,559
Utilities (2.2%)
Electric (1.6%)
AEP Texas Central Co.	6.650%	2/15/33	2,150	2,205
Alabama Power Co.	4.850%	12/15/12	1,875	2,009
Alabama Power Co.	5.500%	10/15/17	3,125	3,289
Alabama Power Co.	6.000%	3/1/39	4,775	5,094
American Water Capital Corp.	6.085%	10/15/17	10,200	10,548
American Water Capital Corp.	6.593%	10/15/37	4,925	4,892
Appalachian Power Co.	5.650%	8/15/12	3,040	3,258
Appalachian Power Co.	5.800%	10/1/35	950	897
Appalachian Power Co.	7.000%	4/1/38	4,400	4,907
Arizona Public Service Co.	6.375%	10/15/11	600	639
Arizona Public Service Co.	5.800%	6/30/14	625	668
Arizona Public Service Co.	4.650%	5/15/15	725	730
Arizona Public Service Co.	5.500%	9/1/35	600	507
Baltimore Gas & Electric Co.	5.900%	10/1/16	3,300	3,515
Baltimore Gas & Electric Co.	6.350%	10/1/36	525	540
Carolina Power & Light Co.	6.500%	7/15/12	925	1,020
Carolina Power & Light Co.	5.125%	9/15/13	5,025	5,411
Carolina Power & Light Co.	5.300%	1/15/19	15,200	15,823
CenterPoint Energy Houston Electric LLC	5.700%	3/15/13	13,160	14,036
CenterPoint Energy Houston Electric LLC	5.750%	1/15/14	400	433
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	300	330
Cleveland Electric Illuminating Co.	5.650%	12/15/13	175	188
Cleveland Electric Illuminating Co.	7.880%	11/1/17	1,050	1,237
Columbus Southern Power Co.	5.850%	10/1/35	5,225	4,936
Commonwealth Edison Co.	6.150%	3/15/12	1,600	1,730
Commonwealth Edison Co.	5.950%	8/15/16	8,530	9,278
Commonwealth Edison Co.	6.150%	9/15/17	11,750	12,770
Commonwealth Edison Co.	5.800%	3/15/18	2,825	3,017
Commonwealth Edison Co.	5.875%	2/1/33	490	489
Commonwealth Edison Co.	5.900%	3/15/36	2,275	2,276
Commonwealth Edison Co.	6.450%	1/15/38	3,025	3,236
Connecticut Light & Power Co.	6.350%	6/1/36	4,500	4,874
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	2,865	3,045
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	1,275	1,363
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	4,825	5,043
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	350	373
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	5,775	6,547
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	1,925	1,839
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	1,800	1,852
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	2,825	3,023
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	5,750	6,239
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	3,075	3,532
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	3,175	3,136
Consolidated Natural Gas Co.	6.250%	11/1/11	6,900	7,437
Consolidated Natural Gas Co.	5.000%	12/1/14	4,350	4,649
Constellation Energy Group Inc.	7.000%	4/1/12	950	1,031
Constellation Energy Group Inc.	4.550%	6/15/15	15,781	15,770
Constellation Energy Group Inc.	7.600%	4/1/32	1,865	2,015
Consumers Energy Co.	5.000%	2/15/12	1,975	2,085
Consumers Energy Co.	5.375%	4/15/13	4,025	4,298
Consumers Energy Co.	5.500%	8/15/16	1,500	1,606
Consumers Energy Co.	6.125%	3/15/19	550	598

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consumers Energy Co.	6.700%	9/15/19	5,500	6,194
Consumers Energy Co.	5.650%	4/15/20	800	852
Detroit Edison Co.	6.125%	10/1/10	2,105	2,188
Detroit Edison Co.	5.700%	10/1/37	800	771
Dominion Resources Inc.	4.750%	12/15/10	1,700	1,759
Dominion Resources Inc.	6.250%	6/30/12	2,165	2,351
Dominion Resources Inc.	5.700%	9/17/12	650	703
Dominion Resources Inc.	5.150%	7/15/15	12,533	13,264
Dominion Resources Inc.	6.000%	11/30/17	4,150	4,492
Dominion Resources Inc.	6.300%	3/15/33	1,350	1,377
Dominion Resources Inc.	5.250%	8/1/33	2,500	2,596
Dominion Resources Inc.	5.950%	6/15/35	7,725	7,739
Dominion Resources Inc.	7.000%	6/15/38	825	939
3 Dominion Resources Inc.	7.500%	6/30/66	3,375	3,255
3 Dominion Resources Inc.	6.300%	9/30/66	2,125	1,880
DTE Energy Co.	7.050%	6/1/11	5,165	5,481
DTE Energy Co.	6.375%	4/15/33	175	167
Duke Energy Carolinas LLC	6.250%	1/15/12	6,807	7,375
Duke Energy Carolinas LLC	5.750%	11/15/13	400	439
Duke Energy Carolinas LLC	6.000%	12/1/28	1,475	1,486
Duke Energy Carolinas LLC	6.450%	10/15/32	1,175	1,275
Duke Energy Carolinas LLC	6.100%	6/1/37	8,400	8,941
Duke Energy Carolinas LLC	6.000%	1/15/38	375	397
Duke Energy Carolinas LLC	6.050%	4/15/38	3,950	4,180
Duke Energy Carolinas LLC	5.300%	2/15/40	2,725	2,631
Duke Energy Corp.	6.300%	2/1/14	4,420	4,857
Duke Energy Corp.	3.950%	9/15/14	4,925	5,017
Duke Energy Corp.	5.050%	9/15/19	1,800	1,802
Duke Energy Indiana Inc.	5.000%	9/15/13	200	209
Duke Energy Indiana Inc.	6.050%	6/15/16	325	348
Duke Energy Indiana Inc.	6.120%	10/15/35	1,075	1,087
Duke Energy Indiana Inc.	6.350%	8/15/38	7,725	8,446
Duke Energy Ohio Inc.	5.700%	9/15/12	3,875	4,219
Duke Energy Ohio Inc.	2.100%	6/15/13	3,375	3,335
Duke Energy Ohio Inc.	5.450%	4/1/19	8	8
El Paso Electric Co.	6.000%	5/15/35	1,675	1,498
Empresa Nacional de Electricidad SA	8.350%	8/1/13	2,275	2,640
Energy East Corp.	6.750%	6/15/12	4,675	5,099
Energy East Corp.	6.750%	7/15/36	3,325	3,709
Enersis SA	7.375%	1/15/14	2,500	2,796
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	8,200	8,561
Entergy Louisiana LLC	6.500%	9/1/18	1,250	1,323
Entergy Louisiana LLC	5.400%	11/1/24	125	122
Exelon Corp.	4.900%	6/15/15	4,050	4,194
Exelon Corp.	5.625%	6/15/35	735	665
Exelon Generation Co. LLC	5.350%	1/15/14	48	51
Exelon Generation Co. LLC	5.200%	10/1/19	4,300	4,304
Exelon Generation Co. LLC	6.250%	10/1/39	5,425	5,509
FirstEnergy Corp.	6.450%	11/15/11	1,584	1,716
FirstEnergy Corp.	7.375%	11/15/31	6,446	7,070
FirstEnergy Solutions Corp.	4.800%	2/15/15	6,850	6,988
FirstEnergy Solutions Corp.	6.050%	8/15/21	75	76
FirstEnergy Solutions Corp.	6.800%	8/15/39	100	100
Florida Power & Light Co.	4.850%	2/1/13	2,375	2,531
Florida Power & Light Co.	5.550%	11/1/17	1,750	1,883
Florida Power & Light Co.	5.950%	10/1/33	50	52
Florida Power & Light Co.	5.625%	4/1/34	3,500	3,495
Florida Power & Light Co.	4.950%	6/1/35	475	431
Florida Power & Light Co.	5.400%	9/1/35	4,550	4,405
Florida Power & Light Co.	6.200%	6/1/36	3,650	3,921
Florida Power & Light Co.	5.650%	2/1/37	3,675	3,657
Florida Power & Light Co.	5.850%	5/1/37	1,450	1,503
Florida Power & Light Co.	5.950%	2/1/38	9,450	9,798
Florida Power & Light Co.	5.960%	4/1/39	2,350	2,476

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Power Corp.	4.800%	3/1/13	9,550	10,133
Florida Power Corp.	5.650%	6/15/18	2,875	3,087
Florida Power Corp.	6.350%	9/15/37	5,775	6,222
Florida Power Corp.	6.400%	6/15/38	4,550	5,006
FPL Group Capital Inc.	5.625%	9/1/11	1,100	1,177
FPL Group Capital Inc.	5.350%	6/15/13	2,300	2,473
FPL Group Capital Inc.	6.000%	3/1/19	25,000	26,845
3 FPL Group Capital Inc.	6.350%	10/1/66	2,075	1,917
3 FPL Group Capital Inc.	6.650%	6/15/67	2,475	2,292
Georgia Power Co.	5.700%	6/1/17	9,340	10,077
Georgia Power Co.	5.650%	3/1/37	325	327
Georgia Power Co.	5.950%	2/1/39	750	784
Illinois Power Co.	6.125%	11/15/17	1,150	1,215
Illinois Power Co.	6.250%	4/1/18	4,425	4,721
Indiana Michigan Power Co.	7.000%	3/15/19	275	307
Indiana Michigan Power Co.	6.050%	3/15/37	7,175	7,047
3 Integrys Energy Group Inc.	6.110%	12/1/66	4,000	3,319
Interstate Power & Light Co.	6.250%	7/15/39	2,450	2,539
Jersey Central Power & Light Co.	5.625%	5/1/16	2,825	2,942
Jersey Central Power & Light Co.	5.650%	6/1/17	1,725	1,773
Kansas City Power & Light Co.	6.050%	11/15/35	1,650	1,531
3 Kansas Gas & Electric	5.647%	3/29/21	171	168
MidAmerican Energy Co.	5.650%	7/15/12	2,475	2,672
MidAmerican Energy Co.	5.125%	1/15/13	6,175	6,605
MidAmerican Energy Co.	5.950%	7/15/17	1,350	1,424
MidAmerican Energy Co.	5.300%	3/15/18	450	467
MidAmerican Energy Co.	6.750%	12/30/31	4,325	4,840
MidAmerican Energy Co.	5.750%	11/1/35	1,275	1,260
Midamerican Energy Holdings Co.	5.875%	10/1/12	5,445	5,937
Midamerican Energy Holdings Co.	5.000%	2/15/14	1,100	1,158
Midamerican Energy Holdings Co.	5.750%	4/1/18	4,650	4,919
Midamerican Energy Holdings Co.	8.480%	9/15/28	600	725
Midamerican Energy Holdings Co.	6.125%	4/1/36	25,351	25,814
Midamerican Energy Holdings Co.	5.950%	5/15/37	6,725	6,783
Midamerican Energy Holdings Co.	6.500%	9/15/37	850	903
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	13,791	15,194
National Rural Utilities Cooperative Finance Corp.	2.625%	9/16/12	2,500	2,527
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	5,550	6,036
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	1,715	1,825
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	4,600	4,814
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	11,285	11,712
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	4,380	5,846
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	3,150	3,731
Nevada Power Co.	7.125%	3/15/19	13,675	15,368
Nevada Power Co.	6.750%	7/1/37	1,175	1,254
Nisource Finance Corp.	6.150%	3/1/13	425	451
Nisource Finance Corp.	5.400%	7/15/14	2,050	2,128
Nisource Finance Corp.	5.250%	9/15/17	1,200	1,182
Nisource Finance Corp.	6.400%	3/15/18	650	680
Nisource Finance Corp.	6.800%	1/15/19	150	161
Nisource Finance Corp.	5.450%	9/15/20	1,350	1,309
Nisource Finance Corp.	6.125%	3/1/22	2,375	2,424
Northern States Power Co.	5.250%	3/1/18	1,800	1,887
Northern States Power Co.	5.250%	7/15/35	325	310
Northern States Power Co.	6.250%	6/1/36	1,550	1,691
Northern States Power Co.	6.200%	7/1/37	2,850	3,095
Northern States Power Co.	5.350%	11/1/39	2,800	2,705
NSTAR	4.500%	11/15/19	1,575	1,552
NSTAR Electric Co.	4.875%	4/15/14	2,525	2,691
NSTAR Electric Co.	5.625%	11/15/17	4,900	5,216
4 Oglethorpe Power Corp.	5.950%	11/1/39	1,600	1,581
Ohio Edison Co.	6.400%	7/15/16	3,600	3,887
Ohio Power Co.	5.750%	9/1/13	6,625	7,046
Ohio Power Co.	6.000%	6/1/16	3,125	3,361

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oncor Electric Delivery Co. LLC	6.375%	5/1/12	2,700	2,914
Oncor Electric Delivery Co. LLC	5.950%	9/1/13	4,225	4,545
Oncor Electric Delivery Co. LLC	6.375%	1/15/15	5,600	6,124
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	4,171	4,640
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,700	1,877
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	3,525	4,054
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,805	2,135
Pacific Gas & Electric Co.	4.200%	3/1/11	22,750	23,521
Pacific Gas & Electric Co.	4.800%	3/1/14	15,850	16,915
Pacific Gas & Electric Co.	5.625%	11/30/17	3,300	3,513
Pacific Gas & Electric Co.	6.050%	3/1/34	11,403	11,945
Pacific Gas & Electric Co.	5.800%	3/1/37	9,425	9,560
Pacific Gas & Electric Co.	6.250%	3/1/39	3,675	3,914
PacifiCorp	6.900%	11/15/11	5,925	6,517
PacifiCorp	7.700%	11/15/31	925	1,136
PacifiCorp	5.250%	6/15/35	50	47
PacifiCorp	6.250%	10/15/37	5,875	6,335
Peco Energy Co.	5.350%	3/1/18	2,575	2,725
Pennsylvania Electric Co.	6.050%	9/1/17	2,150	2,259
Pennsylvania Electric Co.	5.200%	4/1/20	10,275	10,164
Pennsylvania Electric Co.	6.150%	10/1/38	10,275	9,957
Pepco Holdings Inc.	6.450%	8/15/12	6,275	6,744
Pepco Holdings Inc.	7.450%	8/15/32	1,150	1,210
Potomac Electric Power Co.	6.500%	11/15/37	800	885
PPL Electric Utilities Corp.	6.250%	5/15/39	4,075	4,281
PPL Energy Supply LLC	6.400%	11/1/11	9,600	10,346
PPL Energy Supply LLC	6.300%	7/15/13	2,850	3,038
PPL Energy Supply LLC	5.400%	8/15/14	800	838
PPL Energy Supply LLC	6.200%	5/15/16	1,319	1,386
PPL Energy Supply LLC	6.500%	5/1/18	2,025	2,112
Progress Energy Inc.	7.100%	3/1/11	5,307	5,618
Progress Energy Inc.	6.850%	4/15/12	1,675	1,834
Progress Energy Inc.	6.050%	3/15/14	575	627
Progress Energy Inc.	5.625%	1/15/16	1,050	1,117
Progress Energy Inc.	7.050%	3/15/19	1,325	1,483
Progress Energy Inc.	4.875%	12/1/19	7,100	6,956
Progress Energy Inc.	7.750%	3/1/31	1,375	1,625
Progress Energy Inc.	7.000%	10/30/31	4,375	4,770
Progress Energy Inc.	6.000%	12/1/39	6,700	6,667
PSEG Power LLC	7.750%	4/15/11	875	937
PSEG Power LLC	6.950%	6/1/12	15,325	16,745
PSEG Power LLC	5.000%	4/1/14	2,975	3,118
PSEG Power LLC	5.500%	12/1/15	9,375	9,899
PSEG Power LLC	8.625%	4/15/31	300	388
Public Service Co. of Colorado	7.875%	10/1/12	7,700	8,837
Public Service Co. of Colorado	5.500%	4/1/14	65	70
Public Service Co. of Colorado	5.800%	8/1/18	1,475	1,606
Public Service Co. of Colorado	5.125%	6/1/19	8,025	8,314
Public Service Co. of Colorado	6.250%	9/1/37	2,275	2,483
Public Service Co. of Colorado	6.500%	8/1/38	2,575	2,905
Public Service Co. of Oklahoma	6.625%	11/15/37	4,375	4,539
Public Service Electric & Gas Co.	5.250%	7/1/35	475	450
Public Service Electric & Gas Co.	5.800%	5/1/37	4,600	4,705
Puget Sound Energy Inc.	5.483%	6/1/35	750	715
Puget Sound Energy Inc.	6.274%	3/15/37	4,875	5,164
Puget Sound Energy Inc.	5.757%	10/1/39	2,525	2,497
San Diego Gas & Electric Co.	5.300%	11/15/15	2,000	2,193
San Diego Gas & Electric Co.	5.350%	5/15/35	750	726
San Diego Gas & Electric Co.	6.125%	9/15/37	225	242
San Diego Gas & Electric Co.	6.000%	6/1/39	850	907
SCANA Corp.	6.875%	5/15/11	4,700	4,997
Sierra Pacific Power Co.	6.000%	5/15/16	3,550	3,820
Sierra Pacific Power Co.	6.750%	7/1/37	3,950	4,189
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,475	1,661

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,125	2,374
South Carolina Electric & Gas Co.	5.300%	5/15/33	220	209
South Carolina Electric & Gas Co.	6.050%	1/15/38	4,250	4,466
Southern California Edison Co.	5.000%	1/15/14	2,700	2,921
Southern California Edison Co.	4.650%	4/1/15	1,650	1,751
Southern California Edison Co.	5.000%	1/15/16	1,125	1,184
Southern California Edison Co.	6.000%	1/15/34	6,875	7,156
Southern California Edison Co.	5.750%	4/1/35	825	832
Southern California Edison Co.	5.350%	7/15/35	4,300	4,107
Southern California Edison Co.	5.550%	1/15/36	1,300	1,294
Southern California Edison Co.	5.625%	2/1/36	6,225	6,174
Southern California Edison Co.	5.550%	1/15/37	6,475	6,488
Southern California Edison Co.	5.950%	2/1/38	410	431
Southern Co.	5.300%	1/15/12	1,650	1,763
Southern Co.	4.150%	5/15/14	3,550	3,662
Southern Power Co.	6.250%	7/15/12	3,205	3,507
Southern Power Co.	4.875%	7/15/15	6,225	6,520
Southwestern Electric Power Co.	5.550%	1/15/17	400	402
Southwestern Electric Power Co.	6.450%	1/15/19	3,625	3,829
Tampa Electric Co.	6.375%	8/15/12	3,950	4,295
Tampa Electric Co.	6.550%	5/15/36	2,825	2,939
Toledo Edison Co.	6.150%	5/15/37	6,400	6,361
TransAlta Corp.	4.750%	1/15/15	875	883
TransAlta Corp.	6.650%	5/15/18	1,225	1,282
Union Electric Co.	5.400%	2/1/16	3,100	3,163
Union Electric Co.	6.700%	2/1/19	4,300	4,733
Union Electric Co.	8.450%	3/15/39	3,225	4,233
United Utilities PLC	5.375%	2/1/19	4,600	4,580
Virginia Electric and Power Co.	5.100%	11/30/12	575	623
Virginia Electric and Power Co.	5.400%	1/15/16	875	914
Virginia Electric and Power Co.	5.000%	6/30/19	2,700	2,723
Virginia Electric and Power Co.	6.000%	1/15/36	5,575	5,851
Virginia Electric and Power Co.	6.000%	5/15/37	3,125	3,283
Virginia Electric and Power Co.	6.350%	11/30/37	3,350	3,684
Virginia Electric and Power Co.	8.875%	11/15/38	675	953
Wisconsin Electric Power Co.	6.000%	4/1/14	375	420
Wisconsin Electric Power Co.	4.250%	12/15/19	4,575	4,543
Wisconsin Electric Power Co.	5.625%	5/15/33	950	937
Wisconsin Electric Power Co.	5.700%	12/1/36	825	821
Wisconsin Energy Corp.	6.500%	4/1/11	8,425	8,909
3 Wisconsin Energy Corp.	6.250%	5/15/67	13,250	11,684
Wisconsin Power & Light Co.	5.000%	7/15/19	1,100	1,103
Wisconsin Power & Light Co.	6.375%	8/15/37	4,000	4,265
Xcel Energy Inc.	5.613%	4/1/17	536	556
Xcel Energy Inc.	6.500%	7/1/36	2,850	3,024
Natural Gas (0.6%)
AGL Capital Corp.	7.125%	1/14/11	1,825	1,916
AGL Capital Corp.	5.250%	8/15/19	1,100	1,113
AGL Capital Corp.	6.000%	10/1/34	150	141
Atmos Energy Corp.	4.950%	10/15/14	2,780	2,904
Atmos Energy Corp.	8.500%	3/15/19	2,175	2,634
Boardwalk Pipelines LP	5.500%	2/1/17	3,175	3,168
British Transco Finance Inc.	6.625%	6/1/18	1,625	1,742
Buckeye Partners LP	6.050%	1/15/18	350	360
CenterPoint Energy Resources Corp.	7.750%	2/15/11	800	846
CenterPoint Energy Resources Corp.	7.875%	4/1/13	3,180	3,559
CenterPoint Energy Resources Corp.	6.150%	5/1/16	1,050	1,086
DCP Midstream LLC	8.125%	8/16/30	225	246
El Paso Natural Gas Co.	5.950%	4/15/17	15,805	16,228
Enbridge Energy Partners LP	6.500%	4/15/18	2,225	2,381
Enbridge Energy Partners LP	9.875%	3/1/19	4,375	5,542
Enbridge Energy Partners LP	7.500%	4/15/38	5,150	5,859
Enbridge Inc.	5.600%	4/1/17	275	288

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer Partners LP	5.650%	8/1/12	4,325	4,648
Energy Transfer Partners LP	8.500%	4/15/14	8,325	9,647
Energy Transfer Partners LP	5.950%	2/1/15	8,400	8,933
Energy Transfer Partners LP	6.125%	2/15/17	1,100	1,141
Energy Transfer Partners LP	9.000%	4/15/19	7,225	8,670
Energy Transfer Partners LP	6.625%	10/15/36	1,825	1,822
Energy Transfer Partners LP	7.500%	7/1/38	625	689
6 Enron Corp.	7.625%	9/10/04	1,600	4
6 Enron Corp.	6.625%	11/15/05	1,075	2
6 Enron Corp.	7.125%	5/15/07	6,846	16
6 Enron Corp.	6.875%	10/15/07	6,700	15
6 Enron Corp.	6.750%	8/1/09	5,145	12
Enterprise Products Operating LLC	4.950%	6/1/10	3,525	3,582
Enterprise Products Operating LLC	4.600%	8/1/12	17,100	17,957
Enterprise Products Operating LLC	5.650%	4/1/13	3,475	3,692
Enterprise Products Operating LLC	5.900%	4/15/13	2,175	2,329
Enterprise Products Operating LLC	9.750%	1/31/14	16,175	19,306
Enterprise Products Operating LLC	5.600%	10/15/14	3,626	3,878
Enterprise Products Operating LLC	6.300%	9/15/17	8,725	9,420
Enterprise Products Operating LLC	6.650%	4/15/18	2,200	2,399
Enterprise Products Operating LLC	6.500%	1/31/19	2,775	3,004
Enterprise Products Operating LLC	6.875%	3/1/33	1,900	2,000
Enterprise Products Operating LLC	6.650%	10/15/34	150	154
Enterprise Products Operating LLC	7.550%	4/15/38	1,375	1,554
EQT Corp.	6.500%	4/1/18	11,475	12,004
6 HNG Internorth	9.625%	3/15/06	3,680	8
Kinder Morgan Energy Partners LP	6.750%	3/15/11	811	856
Kinder Morgan Energy Partners LP	7.125%	3/15/12	5,410	5,889
Kinder Morgan Energy Partners LP	5.850%	9/15/12	6,175	6,614
Kinder Morgan Energy Partners LP	5.000%	12/15/13	10,650	11,104
Kinder Morgan Energy Partners LP	5.125%	11/15/14	1,725	1,793
Kinder Morgan Energy Partners LP	6.000%	2/1/17	40	43
Kinder Morgan Energy Partners LP	5.950%	2/15/18	10,200	10,848
Kinder Morgan Energy Partners LP	6.850%	2/15/20	1,675	1,871
Kinder Morgan Energy Partners LP	7.300%	8/15/33	150	164
Kinder Morgan Energy Partners LP	6.500%	2/1/37	550	555
Kinder Morgan Energy Partners LP	6.500%	9/1/39	5,250	5,294
Magellan Midstream Partners LP	5.650%	10/15/16	825	842
Magellan Midstream Partners LP	6.550%	7/15/19	4,275	4,642
National Grid PLC	6.300%	8/1/16	8,300	9,040
NuStar Logistics LP	7.650%	4/15/18	4,500	4,890
Oneok Inc.	5.200%	6/15/15	2,750	2,853
Oneok Inc.	6.000%	6/15/35	2,175	2,044
ONEOK Partners LP	5.900%	4/1/12	2,600	2,740
ONEOK Partners LP	6.150%	10/1/16	4,200	4,379
ONEOK Partners LP	8.625%	3/1/19	16,250	19,683
ONEOK Partners LP	6.650%	10/1/36	11,525	11,689
ONEOK Partners LP	6.850%	10/15/37	4,625	4,840
Panhandle Eastern Pipeline Co. LP	6.200%	11/1/17	7,425	7,805
Panhandle Eastern Pipeline Co. LP	7.000%	6/15/18	1,050	1,152
Plains All American Pipeline LP / PAA Finance Corp.	4.250%	9/1/12	2,250	2,329
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	850	910
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,350	2,781
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,000	1,021
Sempra Energy	6.000%	2/1/13	700	758
Sempra Energy	6.150%	6/15/18	100	107
Southern California Gas Co.	5.750%	11/15/35	800	823
4 Southern Natural Gas Co.	5.900%	4/1/17	6,635	6,757
Southern Natural Gas Co.	8.000%	3/1/32	5,300	6,133
Southern Union Co.	7.600%	2/1/24	800	866
Spectra Energy Capital LLC	6.250%	2/15/13	1,146	1,235
Spectra Energy Capital LLC	5.500%	3/1/14	2,975	3,056
Spectra Energy Capital LLC	5.668%	8/15/14	150	162
Spectra Energy Capital LLC	6.200%	4/15/18	925	987

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Spectra Energy Capital LLC	6.750%	2/15/32	2,175	2,204
Texas Eastern Transmission LP	7.000%	7/15/32	200	225
Texas Gas Transmission LLC	4.600%	6/1/15	2,450	2,495
TransCanada PipeLines Ltd.	4.000%	6/15/13	3,300	3,376
TransCanada PipeLines Ltd.	6.500%	8/15/18	3,800	4,269
TransCanada PipeLines Ltd.	7.125%	1/15/19	4,475	5,242
TransCanada PipeLines Ltd.	5.600%	3/31/34	2,505	2,413
TransCanada PipeLines Ltd.	5.850%	3/15/36	13,025	12,963
TransCanada PipeLines Ltd.	6.200%	10/15/37	4,550	4,809
TransCanada PipeLines Ltd.	7.250%	8/15/38	1,500	1,782
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,229	1,505
3 TransCanada PipeLines Ltd.	6.350%	5/15/67	10,755	9,928
Transcontinental Gas Pipe Line Co. LLC	7.000%	8/15/11	3,425	3,695
Williams Cos. Inc.	7.125%	9/1/11	5,975	6,352
Williams Cos. Inc.	8.125%	3/15/12	2,075	2,245
Williams Cos. Inc.	7.625%	7/15/19	9,125	10,128
Williams Cos. Inc.	7.500%	1/15/31	9,050	9,769
Williams Cos. Inc.	7.750%	6/15/31	2,200	2,411
Other Utility (0.0%)
Veolia Environnement	6.750%	6/1/38	125	136

				1,510,643

Total Corporate Bonds (Cost $12,991,944)				13,511,745

Sovereign Bonds (U.S. Dollar-Denominated) (3.8%)
African Development Bank	1.000%	11/23/11	5,275	5,241
African Development Bank	1.750%	10/1/12	4,200	4,179
African Development Bank	3.000%	5/27/14	16,625	16,541
Asian Development Bank	2.125%	3/15/12	4,425	4,499
Asian Development Bank	4.500%	9/4/12	1,050	1,117
Asian Development Bank	3.625%	9/5/13	22,675	23,875
Asian Development Bank	2.750%	5/21/14	17,345	17,321
Asian Development Bank	5.500%	6/27/16	1,125	1,245
Asian Development Bank	5.250%	6/12/17	600	656
Asian Development Bank	5.593%	7/16/18	2,778	3,004
Brazilian Government International Bond	11.000%	1/11/12	3,900	4,602
Brazilian Government International Bond	10.250%	6/17/13	2,050	2,529
Brazilian Government International Bond	7.875%	3/7/15	6,300	7,351
Brazilian Government International Bond	6.000%	1/17/17	23,275	24,904
3 Brazilian Government International Bond	8.000%	1/15/18	21,704	24,743
Brazilian Government International Bond	5.875%	1/15/19	20,175	21,436
Brazilian Government International Bond	8.875%	10/14/19	10,950	14,084
Brazilian Government International Bond	8.875%	4/15/24	4,325	5,601
Brazilian Government International Bond	8.750%	2/4/25	11,525	14,867
Brazilian Government International Bond	10.125%	5/15/27	11,525	16,913
Brazilian Government International Bond	8.250%	1/20/34	18,525	23,573
Brazilian Government International Bond	7.125%	1/20/37	14,731	16,864
Brazilian Government International Bond	11.000%	8/17/40	24,275	32,346
Brazilian Government International Bond	5.625%	1/7/41	17,325	16,242
Canada Government International Bond	2.375%	9/10/14	4,175	4,115
Canada Mortgage & Housing Corp.	4.800%	10/1/10	1,050	1,073
Chile Government International Bond	7.125%	1/11/12	2,875	3,202
Chile Government International Bond	5.500%	1/15/13	2,840	3,140
China Development Bank Corp.	4.750%	10/8/14	3,475	3,561
China Development Bank Corp.	5.000%	10/15/15	1,375	1,483
China Government International Bond	4.750%	10/29/13	5,550	5,890
Corp Andina de Fomento	8.125%	6/4/19	10,300	11,763
Corp. Andina de Fomento	5.200%	5/21/13	4,350	4,587
Corp. Andina de Fomento	5.750%	1/12/17	15,825	15,799
Development Bank of Japan	4.250%	6/9/15	1,975	2,045
Eksportfinans ASA	3.000%	11/17/14	6,650	6,548
Eksportfinans ASA	5.500%	5/25/16	8,170	8,789
Eksportfinans ASA	5.500%	6/26/17	7,125	7,556

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
European Bank for Reconstruction & Development	1.250%	6/10/11	1,000	1,001
European Investment Bank	3.250%	2/15/11	9,625	9,817
European Investment Bank	2.625%	5/16/11	4,725	4,801
European Investment Bank	5.250%	6/15/11	11,275	11,887
European Investment Bank	3.125%	7/15/11	3,275	3,379
European Investment Bank	3.250%	10/14/11	14,625	15,089
European Investment Bank	2.625%	11/15/11	3,275	3,347
European Investment Bank	2.000%	2/10/12	61,975	62,660
European Investment Bank	4.625%	3/21/12	27,400	29,021
European Investment Bank	1.750%	9/14/12	10,600	10,560
European Investment Bank	2.875%	3/15/13	7,500	7,550
European Investment Bank	3.250%	5/15/13	19,175	19,540
European Investment Bank	4.250%	7/15/13	31,050	32,707
^ European Investment Bank	2.375%	3/14/14	24,750	24,738
European Investment Bank	4.625%	5/15/14	33,717	36,247
European Investment Bank	3.125%	6/4/14	44,725	45,353
European Investment Bank	4.875%	2/16/16	13,800	14,777
European Investment Bank	5.125%	9/13/16	2,025	2,216
European Investment Bank	4.875%	1/17/17	19,500	20,861
European Investment Bank	5.125%	5/30/17	26,950	29,185
European Investment Bank	4.875%	2/15/36	300	286
Export Development Canada	2.625%	3/15/11	16	16
Export Development Canada	3.750%	7/15/11	550	571
Export Development Canada	2.625%	11/15/11	5,075	5,201
Export Development Canada	2.375%	3/19/12	9,625	9,809
Export Development Canada	1.750%	9/24/12	19,875	19,809
Export-Import Bank of Korea	5.125%	2/14/11	9,275	9,525
Export-Import Bank of Korea	5.500%	10/17/12	7,625	7,954
Export-Import Bank of Korea	8.125%	1/21/14	16,575	19,264
Export-Import Bank of Korea	5.875%	1/14/15	6,450	6,935
Export-Import Bank of Korea	5.125%	3/16/15	875	897
Financement-Quebec	5.000%	10/25/12	3,500	3,740
Hungary Government International Bond	4.750%	2/3/15	3,100	3,047
Hydro Quebec	6.300%	5/11/11	15,775	16,836
Hydro Quebec	8.000%	2/1/13	9,675	11,266
Hydro Quebec	7.500%	4/1/16	1,400	1,657
Hydro Quebec	8.400%	1/15/22	2,675	3,465
Hydro Quebec	8.050%	7/7/24	2,375	2,909
Hydro Quebec	8.500%	12/1/29	400	530
Inter-American Development Bank	8.500%	3/15/11	1,715	1,854
Inter-American Development Bank	1.500%	6/23/11	2,000	2,016
Inter-American Development Bank	4.375%	9/20/12	80	85
Inter-American Development Bank	4.750%	10/19/12	3,850	4,127
Inter-American Development Bank	3.500%	3/15/13	9,375	9,752
Inter-American Development Bank	3.000%	4/22/14	23,900	24,040
Inter-American Development Bank	4.250%	9/14/15	6,475	6,779
Inter-American Development Bank	5.125%	9/13/16	200	218
Inter-American Development Bank	4.250%	9/10/18	16,725	17,143
Inter-American Development Bank	3.875%	9/17/19	42,725	42,328
Inter-American Development Bank	7.000%	6/15/25	2,450	2,907
International Bank for Reconstruction & Development	3.125%	11/15/11	600	617
International Bank for Reconstruction & Development	2.000%	4/2/12	35,215	35,599
International Bank for Reconstruction & Development	3.500%	10/8/13	21,450	22,358
International Bank for Reconstruction & Development	5.000%	4/1/16	14,525	15,672
International Bank for Reconstruction & Development	7.625%	1/19/23	3,250	4,155
International Bank for Reconstruction & Development	8.875%	3/1/26	850	1,172
International Bank for Reconstruction & Development	4.750%	2/15/35	1,575	1,467
International Finance Corp.	3.500%	5/15/13	6,700	6,833
International Finance Corp.	3.000%	4/22/14	25,512	25,487
Israel Government International Bond	4.625%	6/15/13	2,275	2,412
Israel Government International Bond	5.125%	3/1/14	800	858
Israel Government International Bond	5.500%	11/9/16	6,975	7,488
Israel Government International Bond	5.125%	3/26/19	17,800	18,084
Italian Republic	6.000%	2/22/11	12,846	13,542

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Italian Republic	3.500%	7/15/11	6,950	7,164
Italian Republic	5.625%	6/15/12	11,425	12,445
Italian Republic	2.125%	10/5/12	9,850	9,839
Italian Republic	4.375%	6/15/13	125	133
Italian Republic	4.500%	1/21/15	14,350	15,247
Italian Republic	4.750%	1/25/16	20,375	21,161
Italian Republic	5.250%	9/20/16	29,801	31,746
Italian Republic	6.875%	9/27/23	10,100	11,403
Italian Republic	5.375%	6/15/33	15,300	14,980
Japan Bank for International Cooperation	4.750%	5/25/11	1,750	1,837
Japan Bank for International Cooperation	2.125%	11/5/12	11,050	11,007
Japan Bank for International Cooperation	4.375%	11/26/12	5,025	5,327
Japan Bank for International Cooperation	4.250%	6/18/13	19,725	20,848
Japan Finance Corp.	2.000%	6/24/11	1,210	1,226
Japan Finance Organization for Municipalities	5.875%	3/14/11	325	343
Japan Finance Organization for Municipalities	4.625%	4/21/15	6,600	6,915
Japan Finance Organization for Municipalities	5.000%	5/16/17	3,950	4,152
Korea Development Bank	5.300%	1/17/13	2,050	2,141
Korea Development Bank	5.750%	9/10/13	9,390	9,853
Korea Development Bank	8.000%	1/23/14	10,400	11,843
Korea Electric Power Corp.	7.750%	4/1/13	5,475	6,042
Kreditanstalt fuer Wiederaufbau	3.125%	11/15/10	3,575	3,654
Kreditanstalt fuer Wiederaufbau	3.250%	2/15/11	20,225	20,732
Kreditanstalt fuer Wiederaufbau	1.875%	3/15/11	4,475	4,525
Kreditanstalt fuer Wiederaufbau	3.750%	6/27/11	20,650	21,421
Kreditanstalt fuer Wiederaufbau	3.250%	10/14/11	13,257	13,704
Kreditanstalt fuer Wiederaufbau	2.000%	1/17/12	34,625	35,061
Kreditanstalt fuer Wiederaufbau	2.250%	4/16/12	9,650	9,743
Kreditanstalt fuer Wiederaufbau	4.750%	5/15/12	12,525	13,324
Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	77,075	78,116
Kreditanstalt fuer Wiederaufbau	3.500%	5/16/13	11,450	11,685
Kreditanstalt fuer Wiederaufbau	4.000%	10/15/13	22,875	23,806
Kreditanstalt fuer Wiederaufbau	3.500%	3/10/14	21,825	22,289
Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	1,300	1,377
Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	14,800	14,657
Kreditanstalt fuer Wiederaufbau	5.125%	3/14/16	27,085	29,537
Kreditanstalt fuer Wiederaufbau	4.375%	3/15/18	13,525	13,746
Kreditanstalt fuer Wiederaufbau	4.500%	7/16/18	13,725	14,080
Kreditanstalt fuer Wiederaufbau	4.875%	6/17/19	20,300	21,478
Landeskreditbank Baden-Wuerttemberg Foerderbank	4.875%	1/13/12	9,375	9,770
Landwirtschaftliche Rentenbank	5.250%	7/2/12	6,825	7,331
Landwirtschaftliche Rentenbank	1.875%	9/24/12	17,525	17,478
Landwirtschaftliche Rentenbank	3.250%	3/15/13	19,575	19,911
Landwirtschaftliche Rentenbank	4.125%	7/15/13	6,925	7,247
Landwirtschaftliche Rentenbank	4.875%	11/16/15	9,125	9,772
Landwirtschaftliche Rentenbank	5.000%	11/8/16	76	82
Landwirtschaftliche Rentenbank	5.125%	2/1/17	6,975	7,416
Malaysia Government International Bond	7.500%	7/15/11	8,675	9,404
Mexico Government International Bond	8.375%	1/14/11	3,767	4,050
Mexico Government International Bond	7.500%	1/14/12	2,372	2,627
Mexico Government International Bond	6.375%	1/16/13	7,411	8,143
Mexico Government International Bond	5.875%	1/15/14	12,125	13,216
Mexico Government International Bond	6.625%	3/3/15	2,086	2,319
Mexico Government International Bond	11.375%	9/15/16	4,725	6,525
Mexico Government International Bond	5.625%	1/15/17	40,596	42,573
Mexico Government International Bond	8.300%	8/15/31	9,800	12,123
Mexico Government International Bond	6.750%	9/27/34	50,299	53,306
Nordic Investment Bank	3.875%	6/15/10	550	553
Nordic Investment Bank	4.875%	3/15/11	400	419
Nordic Investment Bank	2.625%	10/6/14	9,375	9,268
Nordic Investment Bank	5.000%	2/1/17	4,200	4,492
Oesterreichische Kontrollbank AG	2.875%	3/15/11	9,375	9,492
^ Oesterreichische Kontrollbank AG	3.125%	10/14/11	4,645	4,751
Oesterreichische Kontrollbank AG	4.750%	11/8/11	2,525	2,667

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oesterreichische Kontrollbank AG	1.875%	3/21/12	16,200	16,203
Oesterreichische Kontrollbank AG	4.750%	10/16/12	4,975	5,361
Oesterreichische Kontrollbank AG	5.000%	4/25/17	13,075	13,623
Ontario Electricity Financial Corp.	7.450%	3/31/13	3,650	4,143
Pemex Project Funding Master Trust	9.125%	10/13/10	295	311
Pemex Project Funding Master Trust	5.750%	3/1/18	30,500	30,719
Pemex Project Funding Master Trust	6.625%	6/15/35	11,149	10,580
Pemex Project Funding Master Trust	6.625%	6/15/38	5,625	5,230
Peruvian Government International Bond	9.125%	2/21/12	800	925
Peruvian Government International Bond	9.875%	2/6/15	5,575	7,038
Peruvian Government International Bond	8.375%	5/3/16	275	333
Peruvian Government International Bond	7.125%	3/30/19	17,150	19,723
Peruvian Government International Bond	7.350%	7/21/25	8,275	9,475
3 Peruvian Government International Bond	6.550%	3/14/37	11,200	11,648
Petrobras International Finance Co.	6.125%	10/6/16	12,750	13,685
Petrobras International Finance Co.	5.875%	3/1/18	11,625	11,767
Petrobras International Finance Co.	8.375%	12/10/18	9,600	11,364
Petrobras International Finance Co.	7.875%	3/15/19	18,758	21,651
Petrobras International Finance Co.	5.750%	1/20/20	5,300	5,359
Petrobras International Finance Co.	6.875%	1/20/40	5,500	5,599
4 Petroleos Mexicanos	4.875%	3/15/15	6,600	6,543
Petroleos Mexicanos	8.000%	5/3/19	5,075	5,861
4 Petronas Capital Ltd.	5.250%	8/12/19	1,000	997
Poland Government International Bond	6.250%	7/3/12	8,125	8,785
Poland Government International Bond	5.250%	1/15/14	1,270	1,359
Poland Government International Bond	5.000%	10/19/15	2,875	3,019
Poland Government International Bond	6.375%	7/15/19	36,950	40,183
Province of Manitoba Canada	4.900%	12/6/16	2,750	2,883
Province of Nova Scotia Canada	5.750%	2/27/12	1,550	1,657
Province of Ontario Canada	2.750%	2/22/11	8,425	8,574
Province of Ontario Canada	3.375%	5/20/11	725	746
Province of Ontario Canada	5.000%	10/18/11	15,500	16,474
Province of Ontario Canada	1.875%	11/19/12	19,050	18,928
Province of Ontario Canada	4.100%	6/16/14	26,770	27,891
Province of Ontario Canada	4.750%	1/19/16	1,675	1,753
Province of Ontario Canada	5.450%	4/27/16	29,275	31,832
Province of Ontario Canada	4.000%	10/7/19	18,775	17,915
Province of Quebec Canada	4.875%	5/5/14	3,825	4,062
Province of Quebec Canada	4.600%	5/26/15	7,475	7,803
Province of Quebec Canada	5.125%	11/14/16	16,975	18,273
Province of Quebec Canada	4.625%	5/14/18	7,275	7,369
Province of Quebec Canada	7.125%	2/9/24	905	1,058
Province of Quebec Canada	7.500%	9/15/29	7,001	8,774
Province of Saskatchewan Canada	7.375%	7/15/13	1,275	1,453
4 Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	350	369
4 Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	350	381
Region of Lombardy Italy	5.804%	10/25/32	6,070	5,933
Republic of Korea	4.250%	6/1/13	18,625	19,169
Republic of Korea	5.750%	4/16/14	7,800	8,480
Republic of Korea	4.875%	9/22/14	425	450
Republic of Korea	7.125%	4/16/19	7,500	8,619
Republic of Korea	5.625%	11/3/25	1,325	1,344
South Africa Government International Bond	7.375%	4/25/12	7,350	8,076
South Africa Government International Bond	6.500%	6/2/14	2,425	2,668
South Africa Government International Bond	6.875%	5/27/19	14,300	16,052
South Africa Government International Bond	5.875%	5/30/22	4,125	4,228
Svensk Exportkredit AB	4.000%	6/15/10	2,150	2,185
Svensk Exportkredit AB	3.250%	9/16/14	7,000	6,999
Svensk Exportkredit AB	5.125%	3/1/17	1,175	1,242
United Mexican States	5.875%	2/17/14	4,175	4,540
United Mexican States	5.950%	3/19/19	21,550	22,789
United Mexican States	6.050%	1/11/40	6,025	5,792
Total Sovereign Bonds (Cost $2,495,676)				2,550,497

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Taxable Municipal Bonds (0.4%)
American Muni. Power Ohio Inc.	6.053%	2/15/43	900	851
Bay Area Toll Auth. CA Toll Bridge Rev.	6.263%	4/1/49	5,925	5,682
Board of Trustees of The Leland Stanford Junior
University	3.625%	5/1/14	7,100	7,306
Board of Trustees of The Leland Stanford Junior
University	4.250%	5/1/16	2,100	2,148
California GO	5.250%	4/1/14	3,200	3,241
California GO	6.200%	10/1/19	10,500	10,222
California GO	7.500%	4/1/34	22,500	22,005
California GO	5.650%	4/1/39	3,550	3,671
California GO	7.300%	10/1/39	3,075	2,906
California GO	7.350%	11/1/39	20,700	20,161
Central Puget Sound WA Regional Transit Auth. Sales
& Use Tax Rev.	5.491%	11/1/39	1,400	1,356
Chicago IL Board of Educ. GO	6.138%	12/1/39	600	605
Chicago IL Metro. Water Reclamation Dist. GO	5.720%	12/1/38	2,850	2,858
Chicago IL Transit Auth. Rev.	6.899%	12/1/40	7,800	8,145
Clark County NV Airport Improvement Rev.	6.881%	7/1/42	1,400	1,375
Commonwealth Financing Auth. Pennsylvania Rev.	6.218%	6/1/39	6,025	6,007
Connecticut GO	5.850%	3/15/32	4,550	4,605
Dallas County Hosp. Dist. GO	5.621%	8/15/44	2,000	1,962
Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	1,050	1,078
Dartmouth College	4.750%	6/1/19	650	658
Denver CO City & County School Dist.	5.664%	12/1/33	1,250	1,223
District of Columbia Income Tax Rev.	5.591%	12/1/34	1,050	1,023
Georgia GO	4.503%	11/1/25	5,750	5,519
Howard Hughes Medical Institute	3.450%	9/1/14	3,825	3,877
Illinois GO	4.950%	6/1/23	11,925	11,157
Illinois GO	5.100%	6/1/33	39,524	33,037
Illinois State Tollway Highway Auth. Toll Highway Rev.	6.184%	1/1/34	880	893
Illinois State Tollway Highway Auth. Toll Highway Rev.	5.851%	12/1/34	1,550	1,507
Johns Hopkins University	5.250%	7/1/19	7,525	7,777
Kansas Dev. Finance Auth. Rev. (Public Employee
Retirement System)	5.501%	5/1/34	4,350	4,142
Las Vegas Valley Water Dist. Nevada GO	7.013%	6/1/39	1,600	1,689
Los Angeles CA Dept. of Water & Power Rev.	6.008%	7/1/39	6,000	5,877
Los Angeles CA USD GO	5.750%	7/1/34	4,125	3,800
Maryland Transp. Auth. Rev.	5.888%	7/1/43	2,000	2,011
Massachusetts GO	5.456%	12/1/39	5,000	4,819
Massachusetts School Building Auth. Dedicated Sales
Tax Rev.	5.715%	8/15/39	2,400	2,374
Metro. New York Transp. Auth. Rev.	5.871%	11/15/39	2,050	1,947
Metro. Washington DC Airports Auth. Rev.	7.462%	10/1/46	1,300	1,319
Missouri Highways & Transp. Comm. State Road Rev.	5.445%	5/1/33	1,550	1,484
New Jersey Econ. Dev. Auth.	7.425%	2/15/29	9,250	9,961
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	190	198
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	2,735	2,760
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	11,225	12,653
New York City NY GO	5.985%	12/1/36	1,550	1,521
New York City NY Muni. Water Finance Auth. Water &
Sewer System Rev.	5.750%	6/15/41	1,300	1,267
New York City NY Transitional Finance Auth. Rev.	5.767%	8/1/36	2,000	1,938
New York Metro. Transp. Auth. Rev.	7.336%	11/15/39	2,100	2,345
New York State Urban Dev. Corp. Rev.	5.770%	3/15/39	5,350	5,297
North Texas Tollway Auth. Rev.	6.718%	1/1/49	3,350	3,523
Oregon (Taxable Pension) GO	5.762%	6/1/23	1,850	1,877
Oregon (Taxable Pension) GO	5.892%	6/1/27	2,525	2,536
Oregon GO	4.759%	6/30/28	1,950	1,609
Oregon GO	5.528%	6/30/28	1,150	1,106
Pennsylvania Turnpike Comm. Rev.	6.105%	12/1/39	400	410
Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	2,375	2,361
Princeton University	5.700%	3/1/39	3,500	3,608

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	4,075	4,148
Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	3,895	3,074
Univ. of California Regents	6.583%	5/15/49	2,425	2,422
Univ. of Texas Permanent Univ. Fund Rev.	5.262%	7/1/39	1,550	1,488
Univ. of Texas Permanent Univ. Fund Rev.	6.276%	8/15/41	1,425	1,438
Utah GO	4.554%	7/1/24	2,275	2,227
Washington GO	5.481%	8/1/39	720	697
Wisconsin GO	4.800%	5/1/13	2,400	2,586
Wisconsin GO	5.700%	5/1/26	2,675	2,595

Total Taxable Municipal Bonds (Cost $285,733)				277,962

			Shares

Temporary Cash Investment (4.3%)
Money Market Fund (4.3%)
7,8 Vanguard Market Liquidity Fund (Cost $2,934,013)	0.187%		2,934,012,346	2,934,013

Total Investments (103.3%) (Cost $68,650,450)				70,124,670
Other Assets and Liabilities—Net (-3.3%)[8]				(2,253,436)
Net Assets (100%)				67,871,234

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $11,303,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $363,669,000, representing 0.5% of net assets.
5 Adjustable-rate security.
6 Non-income-producing security--security in default.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Includes $11,372,000 of collateral received for securities on loan.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
USD—United School District.

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (70.8%)
U.S. Government Securities (52.7%)
United States Treasury Inflation Indexed Bonds	3.500%	1/15/11	9,125	11,755
United States Treasury Note/Bond	4.750%	2/15/10	4,075	4,096
United States Treasury Note/Bond	2.000%	2/28/10	4,425	4,437
United States Treasury Note/Bond	4.500%	5/15/10	23,120	23,481
United States Treasury Note/Bond	2.625%	5/31/10	27,325	27,594
United States Treasury Note/Bond	5.750%	8/15/10	5,920	6,117
United States Treasury Note/Bond	2.000%	9/30/10	54,775	55,417
United States Treasury Note/Bond	4.500%	11/15/10	27,265	28,211
United States Treasury Note/Bond	1.250%	11/30/10	207,175	208,665
United States Treasury Note/Bond	4.375%	12/15/10	191,530	198,532
United States Treasury Note/Bond	0.875%	12/31/10	237,160	238,011
United States Treasury Note/Bond	5.000%	2/15/11	56,290	58,990
United States Treasury Note/Bond	0.875%	2/28/11	300,325	301,028
United States Treasury Note/Bond	4.500%	2/28/11	95,410	99,584
United States Treasury Note/Bond	0.875%	3/31/11	40,275	40,344
United States Treasury Note/Bond	4.750%	3/31/11	79,675	83,572
United States Treasury Note/Bond	0.875%	4/30/11	121,250	121,402
United States Treasury Note/Bond	4.875%	4/30/11	133,885	140,998
United States Treasury Note/Bond	0.875%	5/31/11	1,795	1,797
United States Treasury Note/Bond	1.125%	6/30/11	138,750	139,293
United States Treasury Note/Bond	5.125%	6/30/11	167,480	177,948
United States Treasury Note/Bond	1.000%	7/31/11	46,125	46,190
United States Treasury Note/Bond	4.875%	7/31/11	39,025	41,440
United States Treasury Note/Bond	1.000%	8/31/11	36,769	36,781
United States Treasury Note/Bond	4.625%	8/31/11	73,975	78,436
United States Treasury Note/Bond	1.000%	9/30/11	16,525	16,517
United States Treasury Note/Bond	4.500%	9/30/11	168,490	178,599
United States Treasury Note/Bond	1.000%	10/31/11	85,180	85,100
United States Treasury Note/Bond	4.625%	10/31/11	127,550	135,820
United States Treasury Note/Bond	1.750%	11/15/11	42,375	42,911
United States Treasury Note/Bond	4.500%	11/30/11	104,975	111,766
United States Treasury Note/Bond	1.125%	12/15/11	62,355	62,374
United States Treasury Note/Bond	1.000%	12/31/11	186,000	185,477
United States Treasury Note/Bond	4.625%	12/31/11	25,025	26,738
United States Treasury Note/Bond	1.125%	1/15/12	234,695	234,474
United States Treasury Note/Bond	4.750%	1/31/12	53,240	57,141
United States Treasury Note/Bond	1.375%	2/15/12	72,300	72,503
United States Treasury Note/Bond	4.625%	2/29/12	50,805	54,465
United States Treasury Note/Bond	1.375%	3/15/12	9,600	9,622
United States Treasury Note/Bond	4.500%	3/31/12	132,385	141,693
United States Treasury Note/Bond	1.375%	4/15/12	20,525	20,547
United States Treasury Note/Bond	4.500%	4/30/12	82,335	88,279
United States Treasury Note/Bond	1.375%	5/15/12	209,750	209,784
United States Treasury Note/Bond	4.750%	5/31/12	102,840	111,067
United States Treasury Note/Bond	1.875%	6/15/12	149,925	151,565
United States Treasury Note/Bond	4.875%	6/30/12	111,070	120,477
United States Treasury Note/Bond	1.500%	7/15/12	12,400	12,421
United States Treasury Note/Bond	4.625%	7/31/12	116,340	125,666
United States Treasury Note/Bond	1.750%	8/15/12	245,745	247,357
United States Treasury Note/Bond	4.375%	8/15/12	3,230	3,475
United States Treasury Note/Bond	4.125%	8/31/12	36,625	39,160
United States Treasury Note/Bond	1.375%	9/15/12	61,500	61,232
United States Treasury Note/Bond	1.375%	10/15/12	49,800	49,536
United States Treasury Note/Bond	3.875%	10/31/12	82,080	87,351
United States Treasury Note/Bond	1.375%	11/15/12	177,917	176,695
United States Treasury Note/Bond	4.000%	11/15/12	15,180	16,219
United States Treasury Note/Bond	3.375%	11/30/12	26,490	27,823
United States Treasury Note/Bond	1.125%	12/15/12	274,725	270,390
United States Treasury Note/Bond	3.875%	2/15/13	90,205	96,096
United States Treasury Note/Bond	2.750%	2/28/13	37,450	38,597
United States Treasury Note/Bond	3.625%	5/15/13	12,505	13,244

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.500%	5/31/13	146,110	154,009
United States Treasury Note/Bond	3.375%	6/30/13	26,575	27,900
United States Treasury Note/Bond	3.375%	7/31/13	600	630
United States Treasury Note/Bond	4.250%	8/15/13	51,525	55,615
United States Treasury Note/Bond	3.125%	8/31/13	105,330	109,494
United States Treasury Note/Bond	3.125%	9/30/13	216,375	224,928
United States Treasury Note/Bond	2.750%	10/31/13	221,900	227,310
United States Treasury Note/Bond	4.250%	11/15/13	35,680	38,551
United States Treasury Note/Bond	2.000%	11/30/13	82,815	82,388
United States Treasury Note/Bond	1.500%	12/31/13	70,950	69,099
United States Treasury Note/Bond	1.750%	1/31/14	128,645	126,233
United States Treasury Note/Bond	4.000%	2/15/14	1,700	1,818
United States Treasury Note/Bond	1.875%	2/28/14	187,085	184,045
United States Treasury Note/Bond	1.750%	3/31/14	127,915	124,898
United States Treasury Note/Bond	1.875%	4/30/14	219,600	215,105
United States Treasury Note/Bond	4.750%	5/15/14	73,625	81,034
United States Treasury Note/Bond	2.250%	5/31/14	188,835	187,566
United States Treasury Note/Bond	2.625%	6/30/14	213,730	215,333
United States Treasury Note/Bond	2.625%	7/31/14	232,160	233,393
United States Treasury Note/Bond	2.375%	8/31/14	45,025	44,701
United States Treasury Note/Bond	2.375%	9/30/14	6,100	6,050
United States Treasury Note/Bond	2.375%	10/31/14	145,485	143,940
United States Treasury Note/Bond	2.125%	11/30/14	202,055	197,351
United States Treasury Note/Bond	2.625%	12/31/14	136,000	135,309
				8,443,000
Agency Bonds and Notes (18.1%)
1 American Express Bank FSB	3.150%	12/9/11	15,675	16,219
1 Bank of America Corp.	2.100%	4/30/12	27,175	27,485
1 Bank of America Corp.	3.125%	6/15/12	37,125	38,533
1 Bank of America Corp.	2.375%	6/22/12	7,675	7,820
1 Bank of America NA	1.700%	12/23/10	7,500	7,575
1 Bank of the West	2.150%	3/27/12	4,050	4,105
1 Citibank NA	1.625%	3/30/11	3,550	3,581
1 Citibank NA	1.500%	7/12/11	4,400	4,425
1 Citibank NA	1.375%	8/10/11	6,000	6,024
1 Citibank NA	1.250%	9/22/11	1,875	1,877
1 Citibank NA	1.875%	5/7/12	7,050	7,101
1 Citibank NA	1.750%	12/28/12	13,700	13,618
1 Citigroup Funding Inc.	1.375%	5/5/11	10,500	10,559
1 Citigroup Funding Inc.	2.000%	3/30/12	3,550	3,581
1 Citigroup Funding Inc.	2.125%	7/12/12	21,425	21,635
1 Citigroup Funding Inc.	1.875%	10/22/12	8,912	8,897
1 Citigroup Funding Inc.	2.250%	12/10/12	3,000	3,025
1 Citigroup Inc.	2.875%	12/9/11	22,820	23,484
1 Citigroup Inc.	2.125%	4/30/12	36,525	36,979
2 Federal Farm Credit Bank	4.875%	2/18/11	7,000	7,320
2 Federal Farm Credit Bank	2.625%	4/21/11	6,750	6,908
2 Federal Farm Credit Bank	5.375%	7/18/11	2,100	2,236
2 Federal Farm Credit Bank	3.875%	8/25/11	6,300	6,580
2 Federal Farm Credit Bank	2.000%	1/17/12	5,000	5,065
2 Federal Farm Credit Bank	2.250%	4/24/12	3,800	3,862
2 Federal Farm Credit Bank	2.125%	6/18/12	8,700	8,809
2 Federal Farm Credit Bank	4.500%	10/17/12	24,200	25,915
2 Federal Farm Credit Bank	1.875%	12/7/12	6,200	6,180
2 Federal Farm Credit Bank	3.875%	10/7/13	17,500	18,411
2 Federal Farm Credit Bank	2.625%	4/17/14	5,500	5,486
2 Federal Farm Credit Bank	3.000%	9/22/14	3,500	3,528
2 Federal Home Loan Banks	3.250%	3/11/11	16,000	16,473
2 Federal Home Loan Banks	1.625%	3/16/11	45,300	45,776
2 Federal Home Loan Banks	1.375%	5/16/11	24,025	24,182
2 Federal Home Loan Banks	3.125%	6/10/11	900	926
2 Federal Home Loan Banks	3.375%	6/24/11	25,000	25,883
2 Federal Home Loan Banks	3.625%	7/1/11	10,300	10,699
2 Federal Home Loan Banks	1.625%	7/27/11	79,875	80,643

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal Home Loan Banks	5.375%	8/19/11	37,350	39,956
2	Federal Home Loan Banks	3.750%	9/9/11	52,800	55,039
2	Federal Home Loan Banks	3.625%	9/16/11	20,575	21,450
2	Federal Home Loan Banks	4.875%	11/18/11	46,750	49,954
2	Federal Home Loan Banks	1.000%	12/28/11	20,850	20,767
2	Federal Home Loan Banks	1.875%	6/20/12	17,500	17,656
2	Federal Home Loan Banks	1.750%	8/22/12	14,425	14,441
2	Federal Home Loan Banks	1.625%	9/26/12	21,000	20,916
2,3	Federal Home Loan Banks	2.000%	10/5/12	42,720	42,667
2,3	Federal Home Loan Banks	2.000%	11/9/12	10,300	10,249
2	Federal Home Loan Banks	4.500%	11/15/12	30,000	32,227
2	Federal Home Loan Banks	1.750%	12/14/12	10,600	10,528
2	Federal Home Loan Banks	1.500%	1/16/13	14,725	14,536
2	Federal Home Loan Banks	5.125%	8/14/13	24,575	27,033
2	Federal Home Loan Banks	4.000%	9/6/13	20,000	21,215
2	Federal Home Loan Banks	5.250%	9/13/13	5,425	5,969
2	Federal Home Loan Banks	4.500%	9/16/13	4,850	5,227
2	Federal Home Loan Banks	3.625%	10/18/13	48,675	50,989
2	Federal Home Loan Banks	4.875%	11/27/13	2,950	3,226
2	Federal Home Loan Banks	5.500%	8/13/14	20,000	22,415
2	Federal Home Loan Mortgage Corp.	4.750%	1/18/11	24,000	24,955
2	Federal Home Loan Mortgage Corp.	3.250%	2/25/11	28,500	29,324
2	Federal Home Loan Mortgage Corp.	5.625%	3/15/11	20,000	21,139
2	Federal Home Loan Mortgage Corp.	5.125%	4/18/11	26,000	27,420
2	Federal Home Loan Mortgage Corp.	1.625%	4/26/11	9,700	9,802
2	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	12,500	13,416
2	Federal Home Loan Mortgage Corp.	3.875%	6/29/11	4,475	4,667
2	Federal Home Loan Mortgage Corp.	5.250%	7/18/11	22,500	23,959
2,3	Federal Home Loan Mortgage Corp.	4.500%	11/15/11	9,000	9,538
2	Federal Home Loan Mortgage Corp.	1.125%	12/15/11	45,000	44,932
2	Federal Home Loan Mortgage Corp.	4.750%	3/5/12	13,000	13,935
2	Federal Home Loan Mortgage Corp.	2.125%	3/23/12	36,375	36,970
2	Federal Home Loan Mortgage Corp.	1.750%	6/15/12	42,000	42,258
2	Federal Home Loan Mortgage Corp.	5.500%	8/20/12	30,000	32,936
2	Federal Home Loan Mortgage Corp.	2.125%	9/21/12	63,670	64,288
2	Federal Home Loan Mortgage Corp.	4.625%	10/25/12	36,300	39,089
2	Federal Home Loan Mortgage Corp.	4.125%	12/21/12	22,850	24,270
2	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	69,000	74,444
2	Federal Home Loan Mortgage Corp.	4.125%	9/27/13	14,075	14,990
2	Federal Home Loan Mortgage Corp.	2.500%	1/7/14	30,000	30,028
2	Federal Home Loan Mortgage Corp.	4.500%	1/15/14	15,000	16,170
2	Federal Home Loan Mortgage Corp.	5.000%	1/30/14	9,000	9,842
2	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	19,000	18,934
2	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	9,500	10,428
2	Federal Home Loan Mortgage Corp.	3.000%	7/28/14	41,950	42,458
2	Federal National Mortgage Assn.	4.500%	2/15/11	14,300	14,885
2	Federal National Mortgage Assn.	5.500%	3/15/11	45,000	47,502
2	Federal National Mortgage Assn.	1.750%	3/23/11	29,175	29,474
2	Federal National Mortgage Assn.	2.750%	4/11/11	8,950	9,161
2	Federal National Mortgage Assn.	5.125%	4/15/11	25,250	26,617
2	Federal National Mortgage Assn.	1.375%	4/28/11	55,800	56,180
2	Federal National Mortgage Assn.	6.000%	5/15/11	94,275	100,799
2	Federal National Mortgage Assn.	3.375%	5/19/11	31,250	32,303
2	Federal National Mortgage Assn.	3.625%	8/15/11	40,000	41,642
2	Federal National Mortgage Assn.	5.000%	10/15/11	25,000	26,694
2	Federal National Mortgage Assn.	1.000%	11/23/11	27,200	27,107
2	Federal National Mortgage Assn.	1.875%	4/20/12	6,925	6,992
2	Federal National Mortgage Assn.	4.875%	5/18/12	42,200	45,513
2	Federal National Mortgage Assn.	5.250%	8/1/12	4,300	4,601
2	Federal National Mortgage Assn.	1.750%	8/10/12	36,000	36,058
2	Federal National Mortgage Assn.	4.750%	11/19/12	15,000	16,218
2	Federal National Mortgage Assn.	3.625%	2/12/13	39,825	41,793
2	Federal National Mortgage Assn.	4.750%	2/21/13	14,925	16,128
2	Federal National Mortgage Assn.	4.625%	5/1/13	10,550	11,090

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Federal National Mortgage Assn.	4.625%	10/15/13	15,000	16,257
2 Federal National Mortgage Assn.	5.125%	1/2/14	9,550	10,056
2 Federal National Mortgage Assn.	2.750%	3/13/14	39,675	39,995
2 Federal National Mortgage Assn.	4.125%	4/15/14	22,000	23,373
2 Federal National Mortgage Assn.	2.500%	5/15/14	32,550	32,409
2 Federal National Mortgage Assn.	3.000%	9/16/14	37,375	37,774
2 Federal National Mortgage Assn.	4.625%	10/15/14	25,000	27,009
2 Federal National Mortgage Assn.	2.625%	11/20/14	5,125	5,074
1 General Electric Capital Corp.	1.625%	1/7/11	14,625	14,759
1 General Electric Capital Corp.	1.800%	3/11/11	14,700	14,871
1 General Electric Capital Corp.	3.000%	12/9/11	10,850	11,189
1 General Electric Capital Corp.	2.250%	3/12/12	8,450	8,590
1 General Electric Capital Corp.	2.200%	6/8/12	21,925	22,223
1 General Electric Capital Corp.	2.000%	9/28/12	28,000	28,114
1 General Electric Capital Corp.	2.125%	12/21/12	3,200	3,216
1 General Electric Capital Corp.	2.625%	12/28/12	28,500	29,049
1 GMAC Inc.	1.750%	10/30/12	7,300	7,271
1 GMAC Inc.	2.200%	12/19/12	10,150	10,223
1 Goldman Sachs Group Inc.	1.700%	3/15/11	6,950	7,024
1 Goldman Sachs Group Inc.	1.625%	7/15/11	9,125	9,207
1 Goldman Sachs Group Inc.	2.150%	3/15/12	10,000	10,149
1 Goldman Sachs Group Inc.	3.250%	6/15/12	11,750	12,222
1 HSBC USA Inc.	3.125%	12/16/11	8,225	8,516
1 John Deere Capital Corp.	2.875%	6/19/12	4,000	4,130
1 JPMorgan Chase & Co.	1.650%	2/23/11	14,000	14,150
1 JPMorgan Chase & Co.	3.125%	12/1/11	27,175	28,089
1 JPMorgan Chase & Co.	2.200%	6/15/12	22,900	23,246
1 JPMorgan Chase & Co.	2.125%	12/26/12	6,250	6,287
1 Morgan Stanley	2.900%	12/1/10	11,500	11,739
1 Morgan Stanley	3.250%	12/1/11	11,850	12,292
1 Morgan Stanley	2.250%	3/13/12	7,400	7,523
1 Morgan Stanley	1.950%	6/20/12	12,475	12,587
1 PNC Funding Corp.	2.300%	6/22/12	8,025	8,159
Private Export Funding Corp.	3.050%	10/15/14	900	895
1 Regions Bank	2.750%	12/10/10	8,900	9,083
1 Regions Bank	3.250%	12/9/11	10,000	10,366
1 Sovereign Bank	2.750%	1/17/12	2,950	3,028
1 State Street Corp.	2.150%	4/30/12	5,150	5,212
1 US Bancorp	2.250%	3/13/12	4,500	4,574
1 US Central Federal Credit Union	1.900%	10/19/12	6,375	6,379
1 Wells Fargo & Co.	3.000%	12/9/11	15,975	16,471
1 Wells Fargo & Co.	2.125%	6/15/12	9,475	9,604
1 Western Corporate Federal Credit Union	1.750%	11/2/12	3,100	3,083
				2,894,281

Total U.S. Government and Agency Obligations (Cost $11,251,896)				11,337,281

Asset-Backed/Commercial Mortgage-Backed Securities (0.1%)
4 BA Covered Bond Issuer	5.500%	6/14/12	6,800	7,120
3 Countrywide Home Loan Mortgage Pass Through Trust	4.065%	5/25/33	270	232
3 Salomon Brothers Mortgage Securities VII Inc.	3.688%	9/25/33	1,485	1,419

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $8,575)				8,771

Corporate Bonds (21.8%)
Finance (9.5%)
Banking (6.4%)
American Express Bank FSB	5.550%	10/17/12	13,150	13,988
American Express Bank FSB	5.500%	4/16/13	2,000	2,124
American Express Centurion Bank	5.550%	10/17/12	550	587
American Express Credit Corp.	5.875%	5/2/13	7,750	8,296
American Express Credit Corp.	7.300%	8/20/13	5,475	6,156
American Express Credit Corp.	5.125%	8/25/14	14,500	15,288
4 American Express Travel Related Services Co. Inc.	5.250%	11/21/11	2,325	2,426

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amsouth Bank	4.850%	4/1/13	1,500	1,353
Banco Bradesco SA	8.750%	10/24/13	1,500	1,751
Banco Santander Chile	2.875%	11/13/12	1,850	1,861
Bank of America Corp.	4.250%	10/1/10	10,500	10,769
Bank of America Corp.	4.375%	12/1/10	3,075	3,171
Bank of America Corp.	5.375%	8/15/11	3,875	4,087
Bank of America Corp.	5.375%	9/11/12	6,175	6,550
Bank of America Corp.	4.875%	9/15/12	6,550	6,855
Bank of America Corp.	4.875%	1/15/13	1,500	1,564
Bank of America Corp.	4.900%	5/1/13	5,300	5,492
Bank of America Corp.	7.375%	5/15/14	11,300	12,814
Bank of America Corp.	5.375%	6/15/14	3,425	3,568
Bank of America Corp.	5.125%	11/15/14	5,900	6,105
Bank of New York Mellon Corp.	4.950%	1/14/11	2,825	2,929
Bank of New York Mellon Corp.	6.375%	4/1/12	1,000	1,085
Bank of New York Mellon Corp.	4.950%	11/1/12	12,400	13,356
Bank of New York Mellon Corp.	4.500%	4/1/13	2,200	2,319
Bank of New York Mellon Corp.	5.125%	8/27/13	400	432
Bank of New York Mellon Corp.	4.300%	5/15/14	4,225	4,443
Bank of Tokyo-Mitsubishi UFJ Ltd.	7.400%	6/15/11	3,825	4,136
Bank One Corp.	5.900%	11/15/11	1,500	1,603
Banque Paribas	6.950%	7/22/13	775	852
Barclays Bank PLC	5.450%	9/12/12	5,375	5,811
Barclays Bank PLC	2.500%	1/23/13	4,950	4,946
Barclays Bank PLC	5.200%	7/10/14	8,825	9,395
BB&T Corp.	6.500%	8/1/11	4,050	4,314
BB&T Corp.	3.850%	7/27/12	2,825	2,928
BB&T Corp.	4.750%	10/1/12	1,500	1,565
BB&T Corp.	3.375%	9/25/13	3,275	3,302
BB&T Corp.	5.700%	4/30/14	1,700	1,836
Bear Stearns Cos. LLC	4.500%	10/28/10	4,500	4,645
Bear Stearns Cos. LLC	5.350%	2/1/12	5,375	5,716
Bear Stearns Cos. LLC	6.950%	8/10/12	1,500	1,676
Bear Stearns Cos. LLC	5.700%	11/15/14	2,825	3,089
BNP Paribas US Medium-Term Note Program LLC	2.125%	12/21/12	2,975	2,979
BNY Mellon NA	4.750%	12/15/14	1,300	1,369
Capital One Financial Corp.	5.700%	9/15/11	5,750	6,063
Capital One Financial Corp.	4.800%	2/21/12	50	52
Capital One Financial Corp.	7.375%	5/23/14	13,325	15,096
Charter One Bank NA	5.500%	4/26/11	3,550	3,635
Citigroup Inc.	6.500%	1/18/11	6,400	6,690
Citigroup Inc.	5.125%	2/14/11	6,150	6,342
Citigroup Inc.	5.100%	9/29/11	10,925	11,322
Citigroup Inc.	6.000%	2/21/12	3,900	4,118
Citigroup Inc.	5.250%	2/27/12	8,800	9,152
Citigroup Inc.	5.625%	8/27/12	3,500	3,603
Citigroup Inc.	5.300%	10/17/12	7,050	7,372
Citigroup Inc.	5.500%	4/11/13	28,000	29,075
Citigroup Inc.	6.500%	8/19/13	7,700	8,213
Citigroup Inc.	5.125%	5/5/14	2,525	2,539
Citigroup Inc.	6.375%	8/12/14	10,550	11,036
Citigroup Inc.	5.000%	9/15/14	14,275	13,791
Citigroup Inc.	5.500%	10/15/14	8,375	8,495
Citigroup Inc.	6.010%	1/15/15	3,000	3,082
Countrywide Financial Corp.	5.800%	6/7/12	3,850	4,089
Countrywide Home Loans Inc.	4.000%	3/22/11	1,925	1,976
Credit Suisse	5.000%	5/15/13	9,575	10,205
Credit Suisse	5.500%	5/1/14	16,450	17,858
Credit Suisse USA Inc.	4.125%	1/15/10	2,025	2,025
Credit Suisse USA Inc.	5.250%	3/2/11	4,150	4,350
Credit Suisse USA Inc.	6.125%	11/15/11	8,400	9,101
Credit Suisse USA Inc.	6.500%	1/15/12	14,575	15,877
Credit Suisse USA Inc.	5.500%	8/15/13	1,700	1,836
Deutsche Bank AG	5.375%	10/12/12	19,650	21,224

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deutsche Bank AG	4.875%	5/20/13	5,175	5,504
Deutsche Bank AG	3.875%	8/18/14	800	817
FIA Card Services NA	6.625%	6/15/12	1,000	1,062
Fifth Third Bancorp	6.250%	5/1/13	1,150	1,194
Golden West Financial Corp.	4.750%	10/1/12	4,425	4,636
3 Goldman Sachs Capital II	5.793%	12/29/49	6,250	4,811
Goldman Sachs Group Inc.	4.500%	6/15/10	5,915	6,021
Goldman Sachs Group Inc.	6.875%	1/15/11	2,800	2,973
Goldman Sachs Group Inc.	6.600%	1/15/12	24,000	26,006
Goldman Sachs Group Inc.	5.300%	2/14/12	3,725	3,949
Goldman Sachs Group Inc.	5.700%	9/1/12	3,250	3,505
Goldman Sachs Group Inc.	5.450%	11/1/12	3,050	3,282
Goldman Sachs Group Inc.	5.250%	4/1/13	1,850	1,954
Goldman Sachs Group Inc.	4.750%	7/15/13	10,750	11,245
Goldman Sachs Group Inc.	5.250%	10/15/13	5,125	5,442
Goldman Sachs Group Inc.	6.000%	5/1/14	32,800	35,943
HSBC Bank USA NA	4.625%	4/1/14	1,125	1,175
HSBC Holdings PLC	5.250%	12/12/12	6,500	6,884
4 ICICI Bank Ltd.	6.625%	10/3/12	6,275	6,604
JPMorgan Chase & Co.	6.750%	2/1/11	8,850	9,373
JPMorgan Chase & Co.	5.600%	6/1/11	9,300	9,841
JPMorgan Chase & Co.	4.850%	6/16/11	2,925	3,069
JPMorgan Chase & Co.	6.625%	3/15/12	3,725	4,072
JPMorgan Chase & Co.	5.375%	10/1/12	45,125	48,937
JPMorgan Chase & Co.	5.750%	1/2/13	1,900	2,044
JPMorgan Chase & Co.	4.750%	5/1/13	5,325	5,621
JPMorgan Chase & Co.	4.650%	6/1/14	5,000	5,278
JPMorgan Chase & Co.	5.125%	9/15/14	5,275	5,579
JPMorgan Chase & Co.	5.250%	5/1/15	2,000	2,080
KeyBank NA	7.000%	2/1/11	975	1,013
KeyBank NA	5.500%	9/17/12	1,025	1,065
KeyBank NA	5.800%	7/1/14	3,000	2,941
KeyCorp	6.500%	5/14/13	2,975	3,066
M&I Marshall & Ilsley Bank	6.375%	9/1/11	1,500	1,438
M&I Marshall & Ilsley Bank	5.250%	9/4/12	1,850	1,664
M&T Bank Corp.	5.375%	5/24/12	300	312
MBNA Corp.	7.500%	3/15/12	2,400	2,627
MBNA Corp.	6.125%	3/1/13	675	712
3 Mellon Capital IV	6.244%	6/29/49	1,750	1,400
Mellon Funding Corp.	6.375%	2/15/10	1,000	1,007
Merrill Lynch & Co. Inc.	5.770%	7/25/11	850	899
Merrill Lynch & Co. Inc.	6.050%	8/15/12	21,275	22,865
Merrill Lynch & Co. Inc.	5.450%	2/5/13	9,725	10,237
Merrill Lynch & Co. Inc.	6.150%	4/25/13	6,050	6,570
Merrill Lynch & Co. Inc.	5.450%	7/15/14	3,950	4,154
Merrill Lynch & Co. Inc.	5.000%	1/15/15	3,000	3,059
Morgan Stanley	5.050%	1/21/11	1,350	1,400
Morgan Stanley	6.750%	4/15/11	17,105	18,145
Morgan Stanley	5.625%	1/9/12	7,875	8,346
Morgan Stanley	6.600%	4/1/12	6,415	6,963
Morgan Stanley	5.750%	8/31/12	5,800	6,253
Morgan Stanley	5.250%	11/2/12	14,175	15,080
Morgan Stanley	5.300%	3/1/13	7,100	7,505
Morgan Stanley	4.750%	4/1/14	7,650	7,698
Morgan Stanley	6.000%	5/13/14	11,975	12,856
Morgan Stanley	4.200%	11/20/14	11,175	11,163
National City Bank	6.250%	3/15/11	1,500	1,564
National City Bank	4.625%	5/1/13	2,275	2,308
3 National City Preferred Capital Trust I	12.000%	12/31/49	2,825	3,235
4 Nationwide Building Society	5.500%	7/18/12	2,700	2,882
North Fork Bancorporation Inc.	5.875%	8/15/12	600	623
Northern Trust Corp.	5.500%	8/15/13	1,875	2,035
Northern Trust Corp.	4.625%	5/1/14	2,200	2,347
PNC Funding Corp.	5.125%	12/14/10	2,950	3,063

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Regions Financial Corp.	6.375%	5/15/12	5,100	4,869
	Regions Financial Corp.	7.750%	11/10/14	2,700	2,707
	Royal Bank of Canada	4.125%	1/26/10	2,400	2,405
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	1,500	1,516
4	Royal Bank of Scotland PLC	4.875%	8/25/14	4,000	4,016
	SouthTrust Corp.	5.800%	6/15/14	1,350	1,409
	Sovereign Bank	5.125%	3/15/13	1,600	1,626
3	State Street Capital Trust III	8.250%	3/15/42	2,500	2,544
	State Street Corp.	4.300%	5/30/14	1,000	1,040
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	3,300	3,688
	SunTrust Bank	6.375%	4/1/11	1,125	1,170
	SunTrust Banks Inc.	5.250%	11/5/12	2,750	2,850
	UFJ Finance Aruba AEC	6.750%	7/15/13	5,550	6,094
3,4	Unicredit Luxembourg Finance SA	5.584%	1/13/17	500	481
	Union Planters Corp.	4.375%	12/1/10	500	500
	US Bancorp	4.200%	5/15/14	4,600	4,798
	US Bank NA	6.375%	8/1/11	8,700	9,355
	US Bank NA	6.300%	2/4/14	1,850	2,043
	US Bank NA	4.950%	10/30/14	1,350	1,437
3	USB Capital IX	6.189%	4/15/49	5,550	4,468
	Wachovia Bank NA	7.800%	8/18/10	2,000	2,090
	Wachovia Bank NA	4.800%	11/1/14	4,425	4,502
3	Wachovia Capital Trust III	5.800%	3/15/11	5,950	4,522
	Wachovia Corp.	5.300%	10/15/11	6,975	7,412
	Wachovia Corp.	5.500%	5/1/13	9,330	9,977
	Wachovia Corp.	5.250%	8/1/14	4,150	4,296
	Wells Fargo & Co.	4.200%	1/15/10	7,700	7,707
	Wells Fargo & Co.	4.875%	1/12/11	3,800	3,945
	Wells Fargo & Co.	6.375%	8/1/11	1,700	1,814
	Wells Fargo & Co.	5.300%	8/26/11	7,450	7,882
	Wells Fargo & Co.	5.250%	10/23/12	20,225	21,629
	Wells Fargo & Co.	4.375%	1/31/13	13,500	13,988
	Wells Fargo & Co.	4.950%	10/16/13	4,975	5,175
	Wells Fargo & Co.	3.750%	10/1/14	6,600	6,590
	Wells Fargo Bank NA	4.750%	2/9/15	2,375	2,428
3	Wells Fargo Capital XIII	7.700%	12/29/49	9,825	9,530
3	Wells Fargo Capital XV	9.750%	12/29/49	4,125	4,455
	Westpac Banking Corp.	2.250%	11/19/12	9,025	8,996
	Brokerage (0.1%)
	BlackRock Inc.	2.250%	12/10/12	1,500	1,493
	BlackRock Inc.	3.500%	12/10/14	3,300	3,267
	Charles Schwab Corp.	4.950%	6/1/14	5,684	6,009
	Invesco Ltd.	5.375%	2/27/13	975	971
	TD Ameritrade Holding Corp.	2.950%	12/1/12	1,050	1,042
	TD Ameritrade Holding Corp.	4.150%	12/1/14	1,775	1,754
	Finance Companies (1.6%)
	Block Financial LLC	7.875%	1/15/13	800	890
	GATX Corp.	4.750%	10/1/12	800	821
	GATX Corp.	8.750%	5/15/14	1,000	1,129
	General Electric Capital Corp.	4.250%	9/13/10	4,125	4,220
	General Electric Capital Corp.	5.000%	12/1/10	2,275	2,363
	General Electric Capital Corp.	5.200%	2/1/11	1,225	1,275
	General Electric Capital Corp.	6.125%	2/22/11	19,125	20,195
	General Electric Capital Corp.	5.500%	4/28/11	775	816
	General Electric Capital Corp.	5.000%	11/15/11	6,250	6,608
	General Electric Capital Corp.	4.375%	11/21/11	2,750	2,859
	General Electric Capital Corp.	5.875%	2/15/12	6,060	6,494
	General Electric Capital Corp.	4.375%	3/3/12	4,325	4,492
	General Electric Capital Corp.	6.000%	6/15/12	15,575	16,811
	General Electric Capital Corp.	3.500%	8/13/12	24,475	24,950
	General Electric Capital Corp.	5.250%	10/19/12	18,750	19,966
	General Electric Capital Corp.	5.450%	1/15/13	6,975	7,440
	General Electric Capital Corp.	4.800%	5/1/13	16,925	17,730

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	5.900%	5/13/14	4,625	5,039
General Electric Capital Corp.	5.500%	6/4/14	4,525	4,807
General Electric Capital Corp.	5.650%	6/9/14	4,500	4,816
General Electric Capital Corp.	3.750%	11/14/14	1,950	1,937
HSBC Finance Corp.	5.250%	1/14/11	5,425	5,645
HSBC Finance Corp.	5.700%	6/1/11	22,150	23,149
HSBC Finance Corp.	6.375%	10/15/11	800	853
HSBC Finance Corp.	7.000%	5/15/12	5,050	5,493
HSBC Finance Corp.	5.900%	6/19/12	4,875	5,194
HSBC Finance Corp.	6.375%	11/27/12	3,000	3,286
HSBC Finance Corp.	4.750%	7/15/13	4,675	4,876
International Lease Finance Corp.	5.125%	11/1/10	2,100	2,027
International Lease Finance Corp.	4.950%	2/1/11	2,300	2,139
International Lease Finance Corp.	5.450%	3/24/11	975	897
International Lease Finance Corp.	5.750%	6/15/11	8,375	7,663
International Lease Finance Corp.	5.300%	5/1/12	5,375	4,569
International Lease Finance Corp.	5.000%	9/15/12	4,665	3,919
International Lease Finance Corp.	6.375%	3/25/13	4,075	3,382
International Lease Finance Corp.	5.625%	9/20/13	3,900	3,052
International Lease Finance Corp.	5.650%	6/1/14	3,150	2,394
SLM Corp.	5.400%	10/25/11	5,200	5,196
SLM Corp.	5.125%	8/27/12	2,500	2,379
SLM Corp.	5.375%	1/15/13	2,400	2,283
SLM Corp.	5.000%	10/1/13	4,350	3,991
SLM Corp.	5.375%	5/15/14	1,850	1,686
SLM Corp.	5.050%	11/14/14	1,400	1,263
Insurance (1.0%)
ACE INA Holdings Inc.	5.875%	6/15/14	1,100	1,198
Aegon NV	4.750%	6/1/13	2,500	2,546
Aetna Inc.	7.875%	3/1/11	1,675	1,783
Aetna Inc.	5.750%	6/15/11	1,575	1,655
Allstate Corp.	6.125%	2/15/12	1,450	1,571
Allstate Life Global Funding Trusts	5.375%	4/30/13	11,075	11,829
American International Group Inc.	5.375%	10/18/11	800	803
American International Group Inc.	4.950%	3/20/12	1,475	1,431
American International Group Inc.	4.250%	5/15/13	3,600	3,348
Assurant Inc.	5.625%	2/15/14	925	938
Axis Capital Holdings Ltd.	5.750%	12/1/14	1,800	1,831
Berkshire Hathaway Finance Corp.	4.200%	12/15/10	1,850	1,913
Berkshire Hathaway Finance Corp.	4.000%	4/15/12	12,250	12,786
Berkshire Hathaway Finance Corp.	4.600%	5/15/13	4,850	5,156
Berkshire Hathaway Finance Corp.	5.000%	8/15/13	4,875	5,228
Chubb Corp.	5.200%	4/1/13	3,000	3,193
CNA Financial Corp.	6.000%	8/15/11	3,450	3,513
CNA Financial Corp.	5.850%	12/15/14	1,575	1,552
Commerce Group Inc.	5.950%	12/9/13	900	899
Coventry Health Care Inc.	6.300%	8/15/14	4,500	4,406
Genworth Financial Inc.	5.650%	6/15/12	2,500	2,494
Genworth Financial Inc.	5.750%	6/15/14	3,325	3,184
Genworth Global Funding Trusts	5.125%	3/15/11	1,600	1,622
Hartford Financial Services Group Inc.	5.250%	10/15/11	4,200	4,332
Jefferson-Pilot Corp.	4.750%	1/30/14	2,400	2,383
4 Liberty Mutual Group Inc.	4.875%	2/1/10	2,500	2,498
Lincoln National Corp.	6.200%	12/15/11	1,550	1,635
Lincoln National Corp.	5.650%	8/27/12	225	234
Marsh & McLennan Cos. Inc.	5.150%	9/15/10	50	51
Marsh & McLennan Cos. Inc.	6.250%	3/15/12	2,175	2,302
Marsh & McLennan Cos. Inc.	5.375%	7/15/14	1,500	1,547
MetLife Inc.	5.375%	12/15/12	2,850	3,042
MetLife Inc.	5.000%	11/24/13	2,050	2,161
4 Metropolitan Life Global Funding I	2.875%	9/17/12	2,575	2,596
OneBeacon US Holdings Inc.	5.875%	5/15/13	1,825	1,805
Principal Financial Group Inc.	7.875%	5/15/14	2,600	2,911

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Principal Life Income Funding Trusts	5.125%	3/1/11	1,300	1,334
Principal Life Income Funding Trusts	5.300%	12/14/12	1,900	2,044
Principal Life Income Funding Trusts	5.300%	4/24/13	2,350	2,483
Progressive Corp.	6.375%	1/15/12	850	915
Protective Life Secured Trusts	4.850%	8/16/10	2,075	2,120
Protective Life Secured Trusts	5.450%	9/28/12	1,290	1,368
Prudential Financial Inc.	5.100%	12/14/11	1,200	1,256
Prudential Financial Inc.	5.800%	6/15/12	1,700	1,805
Prudential Financial Inc.	3.625%	9/17/12	300	307
Prudential Financial Inc.	5.150%	1/15/13	10,050	10,612
Prudential Financial Inc.	4.500%	7/15/13	450	452
Prudential Financial Inc.	4.750%	4/1/14	1,475	1,515
Prudential Financial Inc.	5.100%	9/20/14	1,325	1,381
Travelers Cos. Inc.	5.375%	6/15/12	700	745
Travelers Property Casualty Corp.	5.000%	3/15/13	2,500	2,648
UnitedHealth Group Inc.	5.250%	3/15/11	4,525	4,708
UnitedHealth Group Inc.	5.500%	11/15/12	5,000	5,362
UnitedHealth Group Inc.	4.875%	2/15/13	1,625	1,708
UnitedHealth Group Inc.	4.875%	4/1/13	1,625	1,711
UnitedHealth Group Inc.	5.000%	8/15/14	1,000	1,048
WellPoint Health Networks Inc.	6.375%	1/15/12	1,650	1,784
WellPoint Inc.	5.000%	1/15/11	1,950	2,022
WellPoint Inc.	6.800%	8/1/12	1,150	1,269
WellPoint Inc.	6.000%	2/15/14	1,700	1,848
WellPoint Inc.	5.000%	12/15/14	1,475	1,534
XL Capital Finance Europe PLC	6.500%	1/15/12	2,575	2,657
XL Capital Ltd.	5.250%	9/15/14	1,400	1,395
Other Finance (0.1%)
CME Group Inc.	5.400%	8/1/13	4,400	4,719
CME Group Inc.	5.750%	2/15/14	2,000	2,184
NYSE Euronext	4.800%	6/28/13	2,700	2,829
ORIX Corp.	5.480%	11/22/11	4,425	4,439
Real Estate Investment Trusts (0.3%)
AvalonBay Communities Inc.	5.500%	1/15/12	1,054	1,101
Boston Properties LP	6.250%	1/15/13	5,600	5,971
Brandywine Operating Partnership LP	5.750%	4/1/12	765	768
Brandywine Operating Partnership LP	5.400%	11/1/14	1,650	1,541
Duke Realty LP	6.250%	5/15/13	1,500	1,535
ERP Operating LP	6.625%	3/15/12	1,350	1,441
ERP Operating LP	5.500%	10/1/12	2,000	2,104
ERP Operating LP	5.200%	4/1/13	1,000	1,025
ERP Operating LP	5.250%	9/15/14	1,350	1,372
HCP Inc.	5.950%	9/15/11	625	644
HCP Inc.	6.450%	6/25/12	750	780
HCP Inc.	5.650%	12/15/13	2,250	2,253
Health Care REIT Inc.	6.000%	11/15/13	2,775	2,813
Healthcare Realty Trust Inc.	5.125%	4/1/14	1,400	1,354
Hospitality Properties Trust	7.875%	8/15/14	1,775	1,836
Nationwide Health Properties Inc.	6.250%	2/1/13	1,850	1,892
ProLogis	7.625%	8/15/14	1,400	1,480
Regency Centers LP	6.750%	1/15/12	2,300	2,416
Simon Property Group LP	4.875%	8/15/10	3,850	3,913
Simon Property Group LP	5.600%	9/1/11	1,250	1,312
Simon Property Group LP	5.000%	3/1/12	5,900	6,098
Simon Property Group LP	5.300%	5/30/13	2,925	3,018
Simon Property Group LP	6.750%	5/15/14	500	533
Simon Property Group LP	5.625%	8/15/14	2,350	2,407
				1,520,813
Industrial (10.8%)
Basic Industry (0.9%)
Airgas Inc.	4.500%	9/15/14	1,525	1,552
Alcoa Inc.	6.000%	1/15/12	4,275	4,474
Alcoa Inc.	5.375%	1/15/13	650	674

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alcoa Inc.	6.000%	7/15/13	3,725	3,938
ArcelorMittal	5.375%	6/1/13	5,050	5,298
ArcelorMittal USA Inc.	6.500%	4/15/14	2,500	2,674
Barrick Gold Financeco LLC	6.125%	9/15/13	5,450	5,994
BHP Billiton Finance USA Ltd.	5.000%	12/15/10	1,000	1,041
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	475	507
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	3,000	3,183
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	17,450	19,148
Dow Chemical Co.	6.125%	2/1/11	2,725	2,844
Dow Chemical Co.	4.850%	8/15/12	6,175	6,488
Dow Chemical Co.	6.000%	10/1/12	3,000	3,229
Dow Chemical Co.	7.600%	5/15/14	5,975	6,800
EI du Pont de Nemours & Co.	5.000%	1/15/13	6,800	7,310
EI du Pont de Nemours & Co.	5.000%	7/15/13	4,100	4,442
EI du Pont de Nemours & Co.	5.875%	1/15/14	800	884
ICI Wilmington Inc.	5.625%	12/1/13	1,600	1,670
International Paper Co.	7.400%	6/15/14	3,000	3,349
Lubrizol Corp.	5.500%	10/1/14	1,850	1,970
Monsanto Co.	7.375%	8/15/12	1,200	1,359
4 Mosaic Co.	7.375%	12/1/14	775	827
Nucor Corp.	5.000%	12/1/12	925	1,000
Nucor Corp.	5.000%	6/1/13	1,200	1,278
Potash Corp. of Saskatchewan Inc.	7.750%	5/31/11	3,325	3,605
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	3,000	2,995
PPG Industries Inc.	5.750%	3/15/13	1,875	2,002
Praxair Inc.	6.375%	4/1/12	1,250	1,371
Praxair Inc.	1.750%	11/15/12	1,150	1,143
Praxair Inc.	3.950%	6/1/13	825	861
Praxair Inc.	4.375%	3/31/14	1,125	1,187
Praxair Inc.	5.250%	11/15/14	2,750	3,004
Rio Tinto Alcan Inc.	6.450%	3/15/11	3,150	3,301
Rio Tinto Alcan Inc.	4.500%	5/15/13	775	794
Rio Tinto Alcan Inc.	5.200%	1/15/14	1,500	1,587
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	11,325	12,235
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	6,950	8,322
Sherwin-Williams Co.	3.125%	12/15/14	1,900	1,887
WMC Finance USA Ltd.	5.125%	5/15/13	1,600	1,714
Xstrata Canada Corp.	7.350%	6/5/12	1,000	1,079
Xstrata Canada Corp.	7.250%	7/15/12	1,500	1,621
Capital Goods (1.1%)
3M Co.	4.500%	11/1/11	3,000	3,178
3M Co.	4.375%	8/15/13	2,000	2,140
Bemis Co. Inc.	4.875%	4/1/12	1,600	1,658
Bemis Co. Inc.	5.650%	8/1/14	2,875	3,067
Black & Decker Corp.	7.125%	6/1/11	1,000	1,065
Black & Decker Corp.	4.750%	11/1/14	1,025	1,055
Boeing Capital Corp.	6.100%	3/1/11	4,850	5,117
Boeing Capital Corp.	6.500%	2/15/12	4,700	5,137
Boeing Capital Corp.	5.800%	1/15/13	750	819
Boeing Capital Corp.	3.250%	10/27/14	2,725	2,700
Boeing Co.	1.875%	11/20/12	2,750	2,737
Caterpillar Financial Services Corp.	4.250%	2/8/13	700	724
Caterpillar Financial Services Corp.	6.200%	9/30/13	2,350	2,622
Caterpillar Financial Services Corp.	6.125%	2/17/14	19,900	22,204
Cooper US Inc.	5.250%	11/15/12	5,250	5,642
CRH America Inc.	5.625%	9/30/11	2,500	2,625
CRH America Inc.	6.950%	3/15/12	2,000	2,159
CRH America Inc.	5.300%	10/15/13	2,075	2,165
Deere & Co.	6.950%	4/25/14	1,325	1,533
Eaton Corp.	4.900%	5/15/13	2,050	2,161
Emerson Electric Co.	7.125%	8/15/10	500	520
Emerson Electric Co.	4.625%	10/15/12	3,200	3,419
General Dynamics Corp.	4.250%	5/15/13	3,800	4,019

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Dynamics Corp.	5.250%	2/1/14	2,775	3,042
General Electric Co.	5.000%	2/1/13	18,500	19,593
Honeywell International Inc.	6.125%	11/1/11	2,000	2,182
Honeywell International Inc.	5.625%	8/1/12	775	849
Honeywell International Inc.	4.250%	3/1/13	2,050	2,160
Honeywell International Inc.	3.875%	2/15/14	1,200	1,250
Illinois Tool Works Inc.	5.150%	4/1/14	2,150	2,343
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	1,800	1,940
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	6,700	8,051
John Deere Capital Corp.	5.400%	10/17/11	1,325	1,413
John Deere Capital Corp.	7.000%	3/15/12	19,650	21,871
John Deere Capital Corp.	5.250%	10/1/12	575	619
John Deere Capital Corp.	4.950%	12/17/12	2,300	2,485
Lafarge SA	6.150%	7/15/11	3,175	3,313
Lockheed Martin Corp.	4.121%	3/14/13	6,500	6,814
Northrop Grumman Systems Corp.	7.125%	2/15/11	4,250	4,509
Republic Services Inc.	6.750%	8/15/11	1,000	1,051
Roper Industries Inc.	6.625%	8/15/13	1,650	1,801
Tyco International Finance SA	6.750%	2/15/11	1,950	2,049
Tyco International Finance SA	6.375%	10/15/11	2,000	2,143
Tyco International Finance SA	4.125%	10/15/14	4,000	4,103
United Technologies Corp.	6.350%	3/1/11	1,225	1,300
United Technologies Corp.	6.100%	5/15/12	1,000	1,097
Vulcan Materials Co.	6.300%	6/15/13	1,250	1,330
Waste Management Inc.	5.000%	3/15/14	2,075	2,195
Communication (2.5%)
AT&T Corp.	7.300%	11/15/11	12,700	14,001
AT&T Inc.	6.250%	3/15/11	12,075	12,783
AT&T Inc.	5.875%	2/1/12	4,725	5,117
AT&T Inc.	5.875%	8/15/12	1,825	2,000
AT&T Inc.	4.950%	1/15/13	7,375	7,881
AT&T Inc.	6.700%	11/15/13	2,225	2,517
AT&T Inc.	4.850%	2/15/14	2,525	2,698
AT&T Inc.	5.100%	9/15/14	13,800	14,918
AT&T Mobility LLC	6.500%	12/15/11	1,000	1,089
BellSouth Corp.	5.200%	9/15/14	200	214
British Telecommunications PLC	9.125%	12/15/10	9,125	9,773
British Telecommunications PLC	5.150%	1/15/13	4,675	4,876
CBS Corp.	6.625%	5/15/11	2,000	2,094
CBS Corp.	5.625%	8/15/12	2,225	2,315
CBS Corp.	8.200%	5/15/14	3,500	3,958
Cellco Partnership / Verizon Wireless Capital LLC	3.750%	5/20/11	6,875	7,091
Cellco Partnership / Verizon Wireless Capital LLC	5.250%	2/1/12	2,000	2,119
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	5,675	6,525
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	15,900	17,325
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	2,115	2,436
Comcast Cable Communications LLC	6.750%	1/30/11	14,675	15,495
Comcast Corp.	5.500%	3/15/11	5,275	5,510
COX Communications Inc.	4.625%	1/15/10	2,850	2,853
COX Communications Inc.	6.750%	3/15/11	1,625	1,709
COX Communications Inc.	7.125%	10/1/12	4,000	4,428
COX Communications Inc.	5.450%	12/15/14	1,450	1,555
Deutsche Telekom International Finance BV	5.250%	7/22/13	4,015	4,266
Deutsche Telekom International Finance BV	5.875%	8/20/13	4,525	4,884
Deutsche Telekom International Finance BV	4.875%	7/8/14	1,100	1,156
4 DirecTV Holdings LLC / DirecTV Financing Co. Inc.	4.750%	10/1/14	3,125	3,180
France Telecom SA	7.750%	3/1/11	12,950	13,926
France Telecom SA	4.375%	7/8/14	2,075	2,173
McGraw-Hill Cos. Inc.	5.375%	11/15/12	2,475	2,612
New Cingular Wireless Services Inc.	7.875%	3/1/11	12,250	13,172
New Cingular Wireless Services Inc.	8.125%	5/1/12	8,175	9,233
News America Holdings Inc.	9.250%	2/1/13	2,825	3,283
News America Inc.	5.300%	12/15/14	1,450	1,572

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Qwest Corp.	7.875%	9/1/11	3,875	4,054
Qwest Corp.	8.875%	3/15/12	6,375	6,869
Reed Elsevier Capital Inc.	7.750%	1/15/14	3,900	4,406
Rogers Communications Inc.	7.250%	12/15/12	6,500	7,318
Rogers Communications Inc.	6.375%	3/1/14	3,000	3,317
Rogers Communications Inc.	5.500%	3/15/14	2,150	2,322
RR Donnelley & Sons Co.	4.950%	4/1/14	2,550	2,521
Telecom Italia Capital SA	4.000%	1/15/10	2,600	2,602
Telecom Italia Capital SA	4.875%	10/1/10	1,000	1,023
Telecom Italia Capital SA	6.200%	7/18/11	700	742
Telecom Italia Capital SA	5.250%	11/15/13	6,675	7,038
Telecom Italia Capital SA	6.175%	6/18/14	7,450	8,141
Telecom Italia Capital SA	4.950%	9/30/14	4,250	4,416
Telefonica Emisiones SAU	5.984%	6/20/11	6,200	6,576
Telefonica Emisiones SAU	5.855%	2/4/13	3,000	3,251
TELUS Corp.	8.000%	6/1/11	3,499	3,792
Thomson Reuters Corp.	6.200%	1/5/12	1,500	1,620
Thomson Reuters Corp.	5.950%	7/15/13	3,925	4,305
Thomson Reuters Corp.	5.700%	10/1/14	2,650	2,910
Time Warner Cable Inc.	5.400%	7/2/12	9,300	9,930
Time Warner Cable Inc.	6.200%	7/1/13	7,750	8,475
Time Warner Cable Inc.	7.500%	4/1/14	7,700	8,875
Time Warner Cable Inc.	3.500%	2/1/15	1,125	1,110
Time Warner Entertainment Co. LP	8.875%	10/1/12	1,000	1,149
Verizon Communications Inc.	5.350%	2/15/11	3,800	3,972
Verizon Communications Inc.	4.350%	2/15/13	6,025	6,324
Verizon Communications Inc.	5.250%	4/15/13	22,400	24,278
Verizon Florida LLC	6.125%	1/15/13	1,500	1,604
Verizon Global Funding Corp.	7.250%	12/1/10	800	846
Verizon Global Funding Corp.	6.875%	6/15/12	2,500	2,778
Verizon Global Funding Corp.	7.375%	9/1/12	4,450	5,025
Verizon Global Funding Corp.	4.375%	6/1/13	250	264
Verizon New England Inc.	6.500%	9/15/11	2,500	2,685
Verizon New Jersey Inc.	5.875%	1/17/12	3,700	3,950
Verizon New York Inc.	6.875%	4/1/12	2,000	2,174
Verizon Pennsylvania Inc.	5.650%	11/15/11	2,000	2,125
Verizon Virginia Inc.	4.625%	3/15/13	3,600	3,746
Vodafone Group PLC	5.350%	2/27/12	9,025	9,640
Vodafone Group PLC	4.150%	6/10/14	6,400	6,616
WPP Finance UK	5.875%	6/15/14	3,475	3,525
WPP Finance UK	8.000%	9/15/14	2,475	2,778
Consumer Cyclical (1.2%)
AutoZone Inc.	6.500%	1/15/14	2,000	2,197
Best Buy Co. Inc.	6.750%	7/15/13	3,350	3,681
Costco Wholesale Corp.	5.300%	3/15/12	4,000	4,306
CVS Caremark Corp.	5.750%	8/15/11	1,800	1,915
CVS Caremark Corp.	4.875%	9/15/14	7,675	8,133
3 CVS Caremark Corp.	6.302%	6/1/37	2,500	2,149
Daimler Finance North America LLC	5.875%	3/15/11	6,350	6,624
Daimler Finance North America LLC	5.750%	9/8/11	11,725	12,394
Daimler Finance North America LLC	7.300%	1/15/12	3,475	3,776
Daimler Finance North America LLC	6.500%	11/15/13	4,850	5,322
Darden Restaurants Inc.	5.625%	10/15/12	1,300	1,388
Home Depot Inc.	5.200%	3/1/11	1,325	1,384
Home Depot Inc.	5.250%	12/16/13	4,625	4,950
Johnson Controls Inc.	5.250%	1/15/11	1,975	2,059
Johnson Controls Inc.	4.875%	9/15/13	1,000	1,027
Lowe's Cos. Inc.	5.600%	9/15/12	3,200	3,503
Marriott International Inc	4.625%	6/15/12	1,175	1,189
Marriott International Inc.	5.625%	2/15/13	1,425	1,468
McDonald's Corp.	5.750%	3/1/12	1,800	1,947
McDonald's Corp.	4.300%	3/1/13	2,000	2,123
Nordstrom Inc.	6.750%	6/1/14	1,150	1,275

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PACCAR Financial Corp.	1.950%	12/17/12	2,150	2,124
PACCAR Inc.	6.875%	2/15/14	2,150	2,440
Staples Inc.	7.750%	4/1/11	400	430
Staples Inc.	9.750%	1/15/14	12,425	15,158
Target Corp.	6.350%	1/15/11	4,900	5,174
Target Corp.	5.125%	1/15/13	1,075	1,169
Target Corp.	4.000%	6/15/13	825	858
Time Warner Inc.	6.750%	4/15/11	1,750	1,856
Time Warner Inc.	5.500%	11/15/11	3,425	3,636
Time Warner Inc.	6.875%	5/1/12	14,675	16,070
Toll Brothers Finance Corp.	6.875%	11/15/12	59	62
Toll Brothers Finance Corp.	5.950%	9/15/13	45	45
Toyota Motor Credit Corp.	4.350%	12/15/10	2,300	2,380
Toyota Motor Credit Corp.	5.450%	5/18/11	3,000	3,169
Wal-Mart Stores Inc.	4.125%	2/15/11	6,475	6,723
Wal-Mart Stores Inc.	4.550%	5/1/13	7,575	8,053
Wal-Mart Stores Inc.	7.250%	6/1/13	2,300	2,647
Wal-Mart Stores Inc.	3.200%	5/15/14	7,269	7,386
Walgreen Co.	4.875%	8/1/13	8,500	9,094
Walt Disney Co.	5.700%	7/15/11	2,400	2,566
Walt Disney Co.	6.375%	3/1/12	1,500	1,647
Walt Disney Co.	4.700%	12/1/12	7,200	7,777
Walt Disney Co.	4.500%	12/15/13	325	345
Walt Disney Co.	6.200%	6/20/14	3,000	3,355
Western Union Co.	5.400%	11/17/11	1,925	2,055
Western Union Co.	6.500%	2/26/14	3,350	3,758
Yum! Brands Inc.	8.875%	4/15/11	4,100	4,449
Yum! Brands Inc.	7.700%	7/1/12	1,600	1,793
Consumer Noncyclical (2.7%)
Abbott Laboratories	3.750%	3/15/11	2,275	2,348
Abbott Laboratories	5.600%	5/15/11	6,825	7,252
Abbott Laboratories	5.150%	11/30/12	3,325	3,641
Altria Group Inc.	8.500%	11/10/13	5,100	5,905
Altria Group Inc.	7.750%	2/6/14	9,500	10,790
AmerisourceBergen Corp.	5.625%	9/15/12	2,725	2,929
Amgen Inc.	4.850%	11/18/14	6,625	7,134
Anheuser-Busch Cos. Inc.	6.000%	4/15/11	800	845
Anheuser-Busch Cos. Inc.	4.700%	4/15/12	1,500	1,571
Anheuser-Busch Cos. Inc.	4.375%	1/15/13	1,500	1,550
4 Anheuser-Busch InBev Worldwide Inc.	3.000%	10/15/12	6,875	6,931
AstraZeneca PLC	5.400%	9/15/12	9,375	10,246
Baxter FinCo BV	4.750%	10/15/10	500	515
Baxter International Inc.	4.000%	3/1/14	1,650	1,715
Biogen Idec Inc.	6.000%	3/1/13	4,725	5,086
Bottling Group LLC	4.625%	11/15/12	4,500	4,843
Bottling Group LLC	5.000%	11/15/13	1,500	1,621
Bottling Group LLC	6.950%	3/15/14	9,300	10,778
Bristol-Myers Squibb Co.	5.250%	8/15/13	1,675	1,824
Bunge Ltd. Finance Corp.	5.350%	4/15/14	5,350	5,463
Campbell Soup Co.	6.750%	2/15/11	1,000	1,066
Cardinal Health Inc.	5.650%	6/15/12	32	34
4 CareFusion Corp.	4.125%	8/1/12	600	621
4 CareFusion Corp.	5.125%	8/1/14	5,975	6,283
Cia de Bebidas das Americas	10.500%	12/15/11	1,300	1,498
Cia de Bebidas das Americas	8.750%	9/15/13	1,050	1,221
Clorox Co.	4.200%	1/15/10	2,650	2,652
Clorox Co.	5.450%	10/15/12	1,200	1,296
Coca-Cola Co.	3.625%	3/15/14	3,075	3,182
Coca-Cola Enterprises Inc.	3.750%	3/1/12	2,000	2,090
Coca-Cola Enterprises Inc.	5.000%	8/15/13	2,300	2,482
Coca-Cola Enterprises Inc.	7.375%	3/3/14	5,375	6,266
Coca-Cola HBC Finance BV	5.125%	9/17/13	1,800	1,927
Coca-Cola HBC Finance BV	5.500%	9/17/15	2,000	2,174

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	5.980%	4/25/12	1,250	1,358
ConAgra Foods Inc.	6.750%	9/15/11	41	45
ConAgra Foods Inc.	5.875%	4/15/14	450	490
Covidien International Finance SA	5.450%	10/15/12	2,425	2,634
Delhaize Group SA	5.875%	2/1/14	400	428
Diageo Capital PLC	5.200%	1/30/13	5,036	5,392
Diageo Capital PLC	7.375%	1/15/14	3,000	3,465
Diageo Finance BV	3.875%	4/1/11	3,500	3,615
Diageo Finance BV	5.500%	4/1/13	1,500	1,613
Dr Pepper Snapple Group Inc.	1.700%	12/21/11	1,625	1,623
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	1,600	1,604
Dr Pepper Snapple Group Inc.	6.120%	5/1/13	325	356
Eli Lilly & Co.	3.550%	3/6/12	3,400	3,538
Eli Lilly & Co.	6.000%	3/15/12	2,775	3,032
Eli Lilly & Co.	4.200%	3/6/14	2,425	2,552
Express Scripts Inc.	5.250%	6/15/12	3,950	4,204
Express Scripts Inc.	6.250%	6/15/14	10,550	11,559
Fortune Brands Inc.	5.125%	1/15/11	3,150	3,243
Fortune Brands Inc.	3.000%	6/1/12	25	25
Fortune Brands Inc.	4.875%	12/1/13	1,000	1,025
Fortune Brands Inc.	6.375%	6/15/14	3,375	3,608
General Mills Inc.	6.000%	2/15/12	1,300	1,407
General Mills Inc.	5.650%	9/10/12	3,050	3,324
General Mills Inc.	5.250%	8/15/13	7,325	7,915
General Mills Inc.	5.200%	3/17/15	1,700	1,825
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	12,250	13,088
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	2,100	2,216
HJ Heinz Co.	5.350%	7/15/13	1,300	1,401
HJ Heinz Finance Co.	6.625%	7/15/11	2,500	2,678
HJ Heinz Finance Co.	6.000%	3/15/12	1,500	1,614
Hospira Inc.	5.900%	6/15/14	675	732
Johnson & Johnson	5.150%	8/15/12	1,650	1,803
Kellogg Co.	5.125%	12/3/12	350	382
Kellogg Co.	4.250%	3/6/13	4,175	4,414
Kimberly-Clark Corp.	5.625%	2/15/12	2,075	2,226
Koninklijke Philips Electronics NV	4.625%	3/11/13	1,450	1,519
Kraft Foods Inc.	5.625%	11/1/11	5,150	5,480
Kraft Foods Inc.	6.250%	6/1/12	7,525	8,113
Kraft Foods Inc.	5.250%	10/1/13	3,200	3,386
Kraft Foods Inc.	6.750%	2/19/14	2,350	2,610
Kroger Co.	8.050%	2/1/10	1,700	1,709
Kroger Co.	6.800%	4/1/11	1,000	1,062
Kroger Co.	6.750%	4/15/12	3,050	3,340
Kroger Co.	6.200%	6/15/12	2,525	2,750
Kroger Co.	5.500%	2/1/13	1,425	1,521
Kroger Co.	5.000%	4/15/13	1,550	1,639
Kroger Co.	7.500%	1/15/14	2,000	2,279
Laboratory Corp. of America Holdings	5.500%	2/1/13	875	911
McKesson Corp.	7.750%	2/1/12	1,475	1,630
McKesson Corp.	5.250%	3/1/13	2,025	2,150
4 Mead Johnson Nutrition Co.	3.500%	11/1/14	5,225	5,187
Medco Health Solutions Inc.	6.125%	3/15/13	4,125	4,424
Medco Health Solutions Inc.	7.250%	8/15/13	800	888
Medtronic Inc.	4.500%	3/15/14	1,975	2,100
Merck & Co. Inc.	1.875%	6/30/11	6,000	6,081
Merck & Co. Inc.	5.125%	11/15/11	1,850	1,993
Merck & Co. Inc.	5.300%	12/1/13	2,875	3,166
Newell Rubbermaid Inc.	5.500%	4/15/13	2,500	2,600
Novartis Capital Corp.	4.125%	2/10/14	7,450	7,813
PepsiAmericas Inc.	5.750%	7/31/12	800	871
PepsiAmericas Inc.	4.375%	2/15/14	1,675	1,751
PepsiCo Inc.	5.150%	5/15/12	3,250	3,508
PepsiCo Inc.	4.650%	2/15/13	3,025	3,242
PepsiCo Inc.	3.750%	3/1/14	3,075	3,191

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	4.450%	3/15/12	27,300	28,904
Pfizer Inc.	4.500%	2/15/14	925	980
Philip Morris International Inc.	4.875%	5/16/13	5,525	5,875
Philip Morris International Inc.	6.875%	3/17/14	3,825	4,351
Procter & Gamble Co.	4.600%	1/15/14	10,675	11,429
Reynolds American Inc.	7.250%	6/1/12	3,850	4,187
Reynolds American Inc.	7.250%	6/1/13	1,500	1,643
Safeway Inc.	6.500%	3/1/11	2,625	2,770
Safeway Inc.	5.800%	8/15/12	3,050	3,313
Safeway Inc.	6.250%	3/15/14	6,000	6,556
Sara Lee Corp.	6.250%	9/15/11	3,850	4,134
St. Jude Medical Inc.	3.750%	7/15/14	2,950	2,997
Sysco Corp.	4.200%	2/12/13	600	630
4 Thermo Fisher Scientific Inc.	2.150%	12/28/12	1,300	1,292
4 Thermo Fisher Scientific Inc.	3.250%	11/18/14	1,275	1,262
Unilever Capital Corp.	7.125%	11/1/10	4,550	4,791
Unilever Capital Corp.	3.650%	2/15/14	1,350	1,390
UST Inc.	6.625%	7/15/12	1,000	1,083
Watson Pharmaceuticals Inc.	5.000%	8/15/14	4,000	4,093
Whirlpool Corp.	5.500%	3/1/13	4,225	4,357
Whirlpool Corp.	8.600%	5/1/14	1,100	1,246
Wyeth	6.950%	3/15/11	5,750	6,163
Wyeth	5.500%	3/15/13	5,600	6,081
Wyeth	5.500%	2/1/14	2,750	3,008
Energy (1.2%)
Anadarko Finance Co.	6.750%	5/1/11	3,375	3,583
Anadarko Petroleum Corp.	7.625%	3/15/14	4,750	5,451
Anadarko Petroleum Corp.	5.750%	6/15/14	900	974
Apache Corp.	6.250%	4/15/12	1,000	1,092
Apache Corp.	5.250%	4/15/13	1,500	1,605
Apache Corp.	6.000%	9/15/13	1,675	1,841
BP Capital Markets PLC	1.550%	8/11/11	2,825	2,845
BP Capital Markets PLC	3.125%	3/10/12	5,275	5,432
BP Capital Markets PLC	5.250%	11/7/13	11,350	12,369
BP Capital Markets PLC	3.625%	5/8/14	5,500	5,622
Burlington Resources Finance Co.	6.680%	2/15/11	2,000	2,123
Burlington Resources Finance Co.	6.500%	12/1/11	500	547
Canadian Natural Resources Ltd.	6.700%	7/15/11	2,500	2,680
Canadian Natural Resources Ltd.	5.450%	10/1/12	3,550	3,793
Canadian Natural Resources Ltd.	5.150%	2/1/13	500	528
4 Cenovus Energy Inc.	4.500%	9/15/14	8,950	9,184
Chevron Corp.	3.450%	3/3/12	4,400	4,586
Chevron Corp.	3.950%	3/3/14	6,050	6,361
Conoco Funding Co.	6.350%	10/15/11	11,375	12,422
ConocoPhillips	4.750%	2/1/14	4,200	4,507
ConocoPhillips Canada Funding Co. I	5.300%	4/15/12	1,700	1,829
Devon Financing Corp. ULC	6.875%	9/30/11	9,400	10,192
EnCana Corp.	6.300%	11/1/11	1,500	1,611
EnCana Corp.	4.750%	10/15/13	1,125	1,181
EnCana Holdings Finance Corp.	5.800%	5/1/14	3,250	3,556
EOG Resources Inc.	6.125%	10/1/13	1,200	1,326
Husky Energy Inc.	6.250%	6/15/12	1,000	1,075
Husky Energy Inc.	5.900%	6/15/14	7,100	7,739
Kerr-McGee Corp.	6.875%	9/15/11	2,275	2,449
Marathon Global Funding Corp.	6.000%	7/1/12	900	974
Marathon Oil Corp.	6.125%	3/15/12	700	758
Nexen Inc.	5.050%	11/20/13	5,175	5,456
Occidental Petroleum Corp.	4.250%	3/15/10	2,560	2,580
Occidental Petroleum Corp.	7.000%	11/1/13	2,500	2,860
PC Financial Partnership	5.000%	11/15/14	2,000	2,075
Petro-Canada	4.000%	7/15/13	3,210	3,313
Shell International Finance BV	5.625%	6/27/11	4,950	5,266
Shell International Finance BV	4.950%	3/22/12	700	751

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	4.000%	3/21/14	13,325	13,937
Statoil ASA	3.875%	4/15/14	1,150	1,195
Statoil ASA	2.900%	10/15/14	3,500	3,484
Sunoco Inc.	4.875%	10/15/14	950	958
Transocean Inc.	5.250%	3/15/13	3,400	3,639
Valero Energy Corp.	6.875%	4/15/12	3,000	3,228
Valero Energy Corp.	4.750%	6/15/13	3,000	3,059
Weatherford International Inc.	6.625%	11/15/11	1,000	1,071
Weatherford International Inc.	5.950%	6/15/12	4,750	5,086
Weatherford International Ltd.	5.150%	3/15/13	4,175	4,378
XTO Energy Inc.	5.900%	8/1/12	8,850	9,647
Other Industrial (0.0%)
Yale University	2.900%	10/15/14	1,825	1,818

Technology (1.0%)
Agilent Technologies Inc.	4.450%	9/14/12	1,700	1,762
Amphenol Corp.	4.750%	11/15/14	2,775	2,777
Analog Devices Inc.	5.000%	7/1/14	850	892
Arrow Electronics Inc.	6.875%	7/1/13	800	872
Cisco Systems Inc.	5.250%	2/22/11	10,000	10,499
Cisco Systems Inc.	2.900%	11/17/14	900	904
Computer Sciences Corp.	5.500%	3/15/13	725	772
Dell Inc.	3.375%	6/15/12	2,900	3,004
Dell Inc.	4.700%	4/15/13	1,550	1,633
Dun & Bradstreet Corp.	6.000%	4/1/13	1,700	1,759
Electronic Data Systems LLC	6.000%	8/1/13	2,450	2,720
Equifax Inc.	4.450%	12/1/14	1,000	1,007
Fiserv Inc.	6.125%	11/20/12	8,000	8,724
Hewlett-Packard Co.	2.250%	5/27/11	200	204
Hewlett-Packard Co.	6.500%	7/1/12	1,025	1,138
Hewlett-Packard Co.	4.500%	3/1/13	29,175	31,038
Hewlett-Packard Co.	6.125%	3/1/14	3,950	4,415
Hewlett-Packard Co.	4.750%	6/2/14	3,300	3,525
IBM International Group Capital LLC	5.050%	10/22/12	16,600	17,949
International Business Machines Corp.	4.950%	3/22/11	2,325	2,434
International Business Machines Corp.	2.100%	5/6/13	4,700	4,697
Intuit Inc.	5.400%	3/15/12	950	1,011
Lexmark International Inc.	5.900%	6/1/13	1,050	1,078
Microsoft Corp.	2.950%	6/1/14	5,775	5,848
Motorola Inc.	8.000%	11/1/11	925	996
Motorola Inc.	5.375%	11/15/12	3,500	3,570
Oracle Corp.	5.000%	1/15/11	6,150	6,418
Oracle Corp.	4.950%	4/15/13	3,400	3,668
Oracle Corp.	3.750%	7/8/14	9,600	9,949
Pitney Bowes Inc.	4.625%	10/1/12	2,000	2,121
Pitney Bowes Inc.	4.875%	8/15/14	2,025	2,140
Tyco Electronics Group SA	6.000%	10/1/12	950	1,008
Xerox Corp.	6.875%	8/15/11	1,025	1,095
Xerox Corp.	5.500%	5/15/12	11,750	12,435
Xerox Corp.	8.250%	5/15/14	2,275	2,625
Transportation (0.2%)
Burlington Northern Santa Fe Corp.	7.125%	12/15/10	1,500	1,587
Burlington Northern Santa Fe Corp.	6.750%	7/15/11	2,500	2,697
Burlington Northern Santa Fe Corp.	5.900%	7/1/12	1,050	1,143
CSX Corp.	6.300%	3/15/12	2,000	2,163
CSX Corp.	5.500%	8/1/13	6,100	6,509
Norfolk Southern Corp.	6.750%	2/15/11	2,925	3,086
Norfolk Southern Corp.	5.257%	9/17/14	1,250	1,340
Ryder System Inc.	5.950%	5/2/11	383	395
Ryder System Inc.	6.000%	3/1/13	1,500	1,564
Ryder System Inc.	5.850%	3/1/14	1,350	1,416
Southwest Airlines Co.	6.500%	3/1/12	3,225	3,369
Union Pacific Corp.	6.650%	1/15/11	2,000	2,112

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Pacific Corp.	6.500%	4/15/12	4,750	5,171
Union Pacific Corp.	5.450%	1/31/13	190	205
Union Pacific Corp.	5.375%	5/1/14	1,100	1,178
United Parcel Service Inc.	3.875%	4/1/14	4,625	4,816
				1,724,604
Utilities (1.5%)
Electric (1.1%)
4 Allegheny Energy Supply Co. LLC	8.250%	4/15/12	3,500	3,736
Appalachian Power Co.	5.650%	8/15/12	3,875	4,153
Arizona Public Service Co.	5.800%	6/30/14	500	534
Carolina Power & Light Co.	6.500%	7/15/12	1,000	1,103
CenterPoint Energy Houston Electric LLC	5.700%	3/15/13	700	747
CenterPoint Energy Houston Electric LLC	5.750%	1/15/14	500	541
CenterPoint Energy Houston Electric LLC	7.000%	3/1/14	2,725	3,112
Commonwealth Edison Co.	6.150%	3/15/12	3,275	3,541
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	4,000	4,251
Consolidated Natural Gas Co.	6.250%	11/1/11	1,000	1,078
Constellation Energy Group Inc.	7.000%	4/1/12	2,300	2,495
Consumers Energy Co.	5.000%	2/15/12	1,250	1,320
Consumers Energy Co.	5.375%	4/15/13	750	801
Dayton Power & Light Co.	5.125%	10/1/13	1,875	2,010
Detroit Edison Co.	6.125%	10/1/10	1,000	1,039
Dominion Resources Inc.	4.750%	12/15/10	2,125	2,199
3 Dominion Resources Inc.	6.300%	9/30/66	3,400	3,008
Dominion Resources Inc./VA	5.000%	3/15/13	1,500	1,588
DTE Energy Co.	7.050%	6/1/11	1,000	1,061
Duke Energy Carolinas LLC	6.250%	1/15/12	3,500	3,792
Duke Energy Carolinas LLC	5.750%	11/15/13	1,500	1,646
Duke Energy Corp.	6.300%	2/1/14	5,825	6,400
Duke Energy Indiana Inc.	5.000%	9/15/13	1,125	1,177
Duke Energy Ohio Inc.	5.700%	9/15/12	2,400	2,613
Energy East Corp.	6.750%	6/15/12	1,750	1,909
Enersis SA	7.375%	1/15/14	1,000	1,118
Entergy Arkansas Inc.	5.400%	8/1/13	1,000	1,076
Exelon Generation Co. LLC	5.350%	1/15/14	1,000	1,059
FirstEnergy Corp.	6.450%	11/15/11	306	331
Florida Power & Light Co.	4.850%	2/1/13	250	266
FPL Group Capital Inc.	5.625%	9/1/11	3,575	3,825
FPL Group Capital Inc.	5.350%	6/15/13	400	430
Georgia Power Co.	6.000%	11/1/13	2,000	2,228
Metropolitan Edison Co.	4.875%	4/1/14	1,000	1,033
MidAmerican Energy Co.	5.650%	7/15/12	1,150	1,242
MidAmerican Energy Co.	5.125%	1/15/13	2,000	2,139
Midamerican Energy Holdings Co.	5.000%	2/15/14	600	631
National Rural Utilities Cooperative Finance Corp.	4.375%	10/1/10	3,350	3,434
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	975	1,074
National Rural Utilities Cooperative Finance Corp.	2.625%	9/16/12	975	985
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	10,250	11,147
Nisource Finance Corp.	6.150%	3/1/13	1,975	2,095
NSTAR Electric Co.	4.875%	10/15/12	1,925	2,064
NSTAR Electric Co.	4.875%	4/15/14	1,500	1,599
Ohio Power Co.	5.750%	9/1/13	1,575	1,675
Oncor Electric Delivery Co. LLC	6.375%	5/1/12	3,300	3,561
Oncor Electric Delivery Co. LLC	5.950%	9/1/13	2,650	2,851
Pacific Gas & Electric Co.	4.200%	3/1/11	1,100	1,137
Pacific Gas & Electric Co.	4.800%	3/1/14	16,000	17,075
PacifiCorp	6.900%	11/15/11	3,650	4,015
Pepco Holdings Inc.	6.450%	8/15/12	2,000	2,150
PPL Energy Supply LLC	6.400%	11/1/11	1,000	1,078
PPL Energy Supply LLC	6.300%	7/15/13	2,175	2,318
Progress Energy Inc.	7.100%	3/1/11	11,118	11,770
Progress Energy Inc.	6.850%	4/15/12	775	849
PSEG Power LLC	7.750%	4/15/11	1,950	2,087

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PSEG Power LLC	6.950%	6/1/12	4,775	5,217
PSEG Power LLC	5.500%	12/1/15	3,000	3,168
Public Service Co. of Colorado	7.875%	10/1/12	4,625	5,308
Public Service Co. of Colorado	5.500%	4/1/14	1,000	1,084
Public Service Electric & Gas Co.	5.375%	9/1/13	2,000	2,138
SCANA Corp.	6.875%	5/15/11	1,500	1,595
Southern California Edison Co.	5.000%	1/15/14	2,000	2,164
Southern Co.	5.300%	1/15/12	4,450	4,754
Southern Co.	4.150%	5/15/14	800	825
Southern Power Co.	6.250%	7/15/12	1,000	1,094
Tampa Electric Co.	6.875%	6/15/12	1,000	1,094
Tampa Electric Co.	6.375%	8/15/12	2,000	2,175
Virginia Electric and Power Co.	5.100%	11/30/12	6,825	7,393
Wisconsin Electric Power Co.	6.000%	4/1/14	675	756
Wisconsin Energy Corp.	6.500%	4/1/11	4,595	4,859
Natural Gas (0.4%)
AGL Capital Corp.	7.125%	1/14/11	500	525
Atmos Energy Corp.	4.950%	10/15/14	4,400	4,596
CenterPoint Energy Resources Corp.	7.750%	2/15/11	2,500	2,643
CenterPoint Energy Resources Corp.	7.875%	4/1/13	1,500	1,679
Energy Transfer Partners LP	5.650%	8/1/12	1,250	1,343
Energy Transfer Partners LP	6.000%	7/1/13	1,500	1,600
Energy Transfer Partners LP	8.500%	4/15/14	3,000	3,476
5 Enron Corp.	9.125%	4/1/03	2,000	5
5 Enron Corp.	7.625%	9/10/04	1,000	2
Enterprise Products Operating LLC	4.950%	6/1/10	5,325	5,411
Enterprise Products Operating LLC	4.600%	8/1/12	750	788
Enterprise Products Operating LLC	5.650%	4/1/13	2,200	2,338
Enterprise Products Operating LLC	5.900%	4/15/13	1,150	1,231
Enterprise Products Operating LLC	9.750%	1/31/14	2,000	2,387
Enterprise Products Operating LLC	5.600%	10/15/14	1,350	1,444
5 HNG Internorth	9.625%	3/15/06	1,500	3
Kinder Morgan Energy Partners LP	6.750%	3/15/11	1,225	1,293
Kinder Morgan Energy Partners LP	7.125%	3/15/12	550	599
Kinder Morgan Energy Partners LP	5.850%	9/15/12	4,325	4,632
NuStar Logistics LP	6.050%	3/15/13	2,000	2,108
Oneok Inc.	7.125%	4/15/11	2,000	2,128
ONEOK Partners LP	5.900%	4/1/12	3,400	3,583
Plains All American Pipeline LP / PAA Finance Corp.	4.250%	9/1/12	2,000	2,070
Sempra Energy	6.000%	2/1/13	2,525	2,736
Spectra Energy Capital LLC	6.250%	2/15/13	3,325	3,584
Spectra Energy Capital LLC	5.668%	8/15/14	1,000	1,080
TransCanada PipeLines Ltd.	4.000%	6/15/13	1,650	1,688
Transcontinental Gas Pipe Line Co. LLC	7.000%	8/15/11	650	701
Williams Cos. Inc.	7.125%	9/1/11	2,125	2,259
Williams Cos. Inc.	8.125%	3/15/12	2,100	2,272
				248,024

Total Corporate Bonds (Cost $3,339,144)				3,493,441

Sovereign Bonds (U.S. Dollar-Denominated) (6.5%)
African Development Bank	1.000%	11/23/11	4,050	4,024
African Development Bank	1.750%	10/1/12	875	871
African Development Bank	3.000%	5/27/14	11,575	11,516
Asian Development Bank	2.125%	3/15/12	3,350	3,406
Asian Development Bank	4.500%	9/4/12	5,000	5,320
Asian Development Bank	3.625%	9/5/13	5,850	6,159
Asian Development Bank	2.750%	5/21/14	14,550	14,530
Brazilian Government International Bond	11.000%	1/11/12	3,875	4,573
Brazilian Government International Bond	10.250%	6/17/13	4,600	5,675
Brazilian Government International Bond	10.500%	7/14/14	5,725	7,299
Canada Government International Bond	2.375%	9/10/14	7,725	7,614
Canada Mortgage & Housing Corp.	4.800%	10/1/10	1,500	1,533
Canada Mortgage & Housing Corp.	5.000%	9/1/11	4,000	4,208

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chile Government International Bond	7.125%	1/11/12	2,650	2,952
Chile Government International Bond	5.500%	1/15/13	3,550	3,925
China Development Bank Corp.	4.750%	10/8/14	1,375	1,409
Corp Andina de Fomento	6.875%	3/15/12	2,300	2,465
Corp. Andina de Fomento	5.200%	5/21/13	5,575	5,878
Eksportfinans ASA	5.125%	10/26/11	6,000	6,380
Eksportfinans ASA	3.000%	11/17/14	4,825	4,751
European Bank for Reconstruction & Development	1.250%	6/10/11	3,200	3,205
European Bank for Reconstruction & Development	3.625%	6/17/13	3,000	3,129
European Bank for Reconstruction & Development	5.000%	5/19/14	3,400	3,687
European Investment Bank	3.250%	2/15/11	15,425	15,733
European Investment Bank	2.625%	5/16/11	3,800	3,861
European Investment Bank	5.250%	6/15/11	12,975	13,680
European Investment Bank	3.125%	7/15/11	16,425	16,947
European Investment Bank	3.250%	10/14/11	4,775	4,927
European Investment Bank	2.625%	11/15/11	10,450	10,678
European Investment Bank	2.000%	2/10/12	51,800	52,373
European Investment Bank	4.625%	3/21/12	8,700	9,215
European Investment Bank	1.750%	9/14/12	15,000	14,944
European Investment Bank	3.250%	5/15/13	1,050	1,070
European Investment Bank	4.250%	7/15/13	16,950	17,855
European Investment Bank	2.375%	3/14/14	4,175	4,173
European Investment Bank	3.000%	4/8/14	8,000	8,069
European Investment Bank	4.625%	5/15/14	4,350	4,676
European Investment Bank	3.125%	6/4/14	38,950	39,497
Export Development Canada	3.750%	7/15/11	2,575	2,671
Export Development Canada	2.625%	11/15/11	3,300	3,382
Export Development Canada	2.375%	3/19/12	6,875	7,006
Export Development Canada	4.500%	10/25/12	7,500	8,005
Export Development Canada	3.125%	4/24/14	8,050	8,180
Export-Import Bank of Korea	5.125%	2/14/11	600	616
Export-Import Bank of Korea	5.500%	10/17/12	7,850	8,189
Export-Import Bank of Korea	8.125%	1/21/14	10,800	12,552
Export-Import Bank of Korea	5.875%	1/14/15	2,800	3,011
Financement-Quebec	5.000%	10/25/12	2,000	2,137
Hydro Quebec	6.300%	5/11/11	2,500	2,668
Hydro Quebec	8.000%	2/1/13	2,000	2,329
Inter-American Development Bank	5.000%	4/5/11	5,000	5,217
Inter-American Development Bank	1.500%	6/23/11	3,000	3,024
Inter-American Development Bank	3.250%	11/15/11	4,500	4,641
Inter-American Development Bank	4.750%	10/19/12	15,500	16,616
Inter-American Development Bank	1.750%	10/22/12	6,000	5,977
Inter-American Development Bank	3.500%	3/15/13	3,000	3,121
Inter-American Development Bank	3.000%	4/22/14	10,550	10,612
Inter-American Development Bank	4.500%	9/15/14	3,000	3,195
International Bank for Reconstruction & Development	2.000%	4/2/12	26,600	26,890
International Bank for Reconstruction & Development	3.625%	5/21/13	5,500	5,778
International Bank for Reconstruction & Development	3.500%	10/8/13	5,490	5,722
International Finance Corp.	5.125%	5/2/11	7,100	7,476
International Finance Corp.	3.000%	4/22/14	15,525	15,510
Israel Government International Bond	4.625%	6/15/13	2,350	2,491
Israel Government International Bond	5.125%	3/1/14	2,000	2,146
Italian Republic	6.000%	2/22/11	5,775	6,088
Italian Republic	3.500%	7/15/11	2,925	3,015
Italian Republic	5.625%	6/15/12	13,350	14,542
Italian Republic	2.125%	10/5/12	18,925	18,904
Japan Bank for International Cooperation	4.750%	5/25/11	2,150	2,257
Japan Bank for International Cooperation	2.125%	11/5/12	14,000	13,946
Japan Bank for International Cooperation	4.375%	11/26/12	2,200	2,332
Japan Bank for International Cooperation	4.250%	6/18/13	6,150	6,500
Japan Finance Corp.	2.000%	6/24/11	8,100	8,206
Japan Finance Organization for Municipalities	5.875%	3/14/11	2,000	2,111
Korea Development Bank	5.300%	1/17/13	4,650	4,857
Korea Development Bank	5.750%	9/10/13	5,525	5,798

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Korea Development Bank	8.000%	1/23/14	5,000	5,694
Kreditanstalt fuer Wiederaufbau	3.125%	11/15/10	6,050	6,183
Kreditanstalt fuer Wiederaufbau	3.250%	2/15/11	15,000	15,376
Kreditanstalt fuer Wiederaufbau	1.875%	3/15/11	7,950	8,039
Kreditanstalt fuer Wiederaufbau	3.750%	6/27/11	8,825	9,154
Kreditanstalt fuer Wiederaufbau	3.250%	10/14/11	10,950	11,319
Kreditanstalt fuer Wiederaufbau	2.000%	1/17/12	7,850	7,949
Kreditanstalt fuer Wiederaufbau	2.250%	4/16/12	8,575	8,658
Kreditanstalt fuer Wiederaufbau	4.750%	5/15/12	24,700	26,276
Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	39,300	39,831
Kreditanstalt fuer Wiederaufbau	3.500%	5/16/13	12,375	12,629
Kreditanstalt fuer Wiederaufbau	4.000%	10/15/13	6,125	6,374
Kreditanstalt fuer Wiederaufbau	3.500%	3/10/14	7,925	8,094
Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	20,825	20,624
Landeskreditbank Baden-Wuerttemberg Foerderbank	4.250%	9/15/10	3,500	3,572
Landeskreditbank Baden-Wuerttemberg Foerderbank	4.875%	1/13/12	1,500	1,563
Landwirtschaftliche Rentenbank	4.875%	2/14/11	6,000	6,215
Landwirtschaftliche Rentenbank	5.250%	7/15/11	3,500	3,693
Landwirtschaftliche Rentenbank	5.250%	7/2/12	9,600	10,311
Landwirtschaftliche Rentenbank	1.875%	9/24/12	23,475	23,412
Landwirtschaftliche Rentenbank	3.250%	3/15/13	2,100	2,136
Malaysia Government International Bond	7.500%	7/15/11	4,825	5,231
Mexico Government International Bond	6.375%	1/16/13	5,400	5,933
Mexico Government International Bond	5.875%	1/15/14	2,825	3,079
Nordic Investment Bank	3.875%	6/15/10	3,750	3,773
Nordic Investment Bank	3.125%	2/15/11	6,000	6,141
Nordic Investment Bank	2.625%	10/6/14	6,700	6,623
Oesterreichische Kontrollbank AG	2.875%	3/15/11	1,000	1,013
Oesterreichische Kontrollbank AG	3.125%	10/14/11	4,825	4,935
Oesterreichische Kontrollbank AG	4.750%	11/8/11	13,500	14,257
Oesterreichische Kontrollbank AG	1.875%	3/21/12	2,000	2,000
Oesterreichische Kontrollbank AG	4.750%	10/16/12	7,725	8,325
Ontario Electricity Financial Corp.	7.450%	3/31/13	1,000	1,135
Pemex Project Funding Master Trust	9.125%	10/13/10	2,500	2,633
Peruvian Government International Bond	9.125%	2/21/12	2,500	2,891
^ Petrobras International Finance Co.	9.125%	7/2/13	2,500	2,940
Poland Government International Bond	6.250%	7/3/12	9,125	9,866
Poland Government International Bond	5.250%	1/15/14	3,975	4,253
Province of Ontario Canada	2.750%	2/22/11	3,900	3,969
Province of Ontario Canada	3.375%	5/20/11	950	978
Province of Ontario Canada	5.000%	10/18/11	12,450	13,232
Province of Ontario Canada	2.625%	1/20/12	5,700	5,810
Province of Ontario Canada	1.875%	11/19/12	12,100	12,022
Province of Ontario Canada	4.100%	6/16/14	22,400	23,338
Province of Quebec Canada	6.125%	1/22/11	3,935	4,133
Province of Quebec Canada	4.875%	5/5/14	2,100	2,230
Province of Saskatchewan Canada	7.375%	7/15/13	1,000	1,139
Republic of Korea	4.250%	6/1/13	3,225	3,319
Republic of Korea	5.750%	4/16/14	6,350	6,904
Republic of Korea	4.875%	9/22/14	3,925	4,151
South Africa Government International Bond	7.375%	4/25/12	2,500	2,747
South Africa Government International Bond	6.500%	6/2/14	3,300	3,630
Svensk Exportkredit AB	4.000%	6/15/10	2,175	2,211
Svensk Exportkredit AB	3.250%	9/16/14	4,850	4,849
United Mexican States	5.875%	2/17/14	23,675	25,747

Total Sovereign Bonds (Cost $1,020,084)				1,042,464

Taxable Municipal Bonds (0.1%)
Board of Trustees of The Leland Stanford Junior
University	3.625%	5/1/14	1,600	1,646
California GO	5.250%	4/1/14	1,800	1,823
California GO	5.650%	4/1/39	2,250	2,327

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Howard Hughes Medical Institute	3.450%	9/1/14	1,100	1,115
Total Taxable Municipal Bonds (Cost $6,764)				6,911

			Shares
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
6,7 Vanguard Market Liquidity Fund (Cost $191,629)	0.187%		191,629,464	191,629

Total Investments (100.5%) (Cost $15,818,092)				16,080,497
Other Assets and Liabilities—Net (-0.5%)[7]				(74,930)
Net Assets (100%)				16,005,567

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $925,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $67,126,000, representing 0.4% of net assets.
5 Non-income-producing security--security in default.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $990,000 of collateral received for securities on loan.
GO—General Obligation Bond.

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (50.8%)
U.S. Government Securities (44.4%)
	United States Treasury Note/Bond	4.000%	2/15/15	206,450	219,450
	United States Treasury Note/Bond	11.250%	2/15/15	50,615	71,415
	United States Treasury Note/Bond	4.125%	5/15/15	74,070	78,989
	United States Treasury Note/Bond	4.250%	8/15/15	95,250	101,962
	United States Treasury Note/Bond	10.625%	8/15/15	46,685	65,578
	United States Treasury Note/Bond	4.500%	11/15/15	24,825	26,889
	United States Treasury Note/Bond	9.875%	11/15/15	60,200	82,718
	United States Treasury Note/Bond	4.500%	2/15/16	56,165	60,597
	United States Treasury Note/Bond	9.250%	2/15/16	41,620	56,057
	United States Treasury Note/Bond	2.625%	2/29/16	73,200	71,233
	United States Treasury Note/Bond	2.375%	3/31/16	40,650	38,897
	United States Treasury Note/Bond	2.625%	4/30/16	1,200	1,163
	United States Treasury Note/Bond	5.125%	5/15/16	107,370	119,751
	United States Treasury Note/Bond	7.250%	5/15/16	51,450	63,709
	United States Treasury Note/Bond	3.250%	5/31/16	115,725	116,249
	United States Treasury Note/Bond	3.250%	6/30/16	54,815	54,987
	United States Treasury Note/Bond	4.875%	8/15/16	75,595	83,142
	United States Treasury Note/Bond	3.125%	10/31/16	53,400	52,741
	United States Treasury Note/Bond	4.625%	11/15/16	45,530	49,251
	United States Treasury Note/Bond	7.500%	11/15/16	105,645	133,145
	United States Treasury Note/Bond	2.750%	11/30/16	85,750	82,575
	United States Treasury Note/Bond	3.250%	12/31/16	79,225	78,458
	United States Treasury Note/Bond	4.625%	2/15/17	118,290	127,772
	United States Treasury Note/Bond	4.500%	5/15/17	130,095	139,121
	United States Treasury Note/Bond	8.750%	5/15/17	98,070	132,624
	United States Treasury Note/Bond	4.750%	8/15/17	117,075	127,081
	United States Treasury Note/Bond	8.875%	8/15/17	71,285	97,204
	United States Treasury Note/Bond	4.250%	11/15/17	44,405	46,563
	United States Treasury Note/Bond	3.500%	2/15/18	155,600	154,385
	United States Treasury Note/Bond	3.875%	5/15/18	192,025	195,055
	United States Treasury Note/Bond	9.125%	5/15/18	27,995	39,307
	United States Treasury Note/Bond	4.000%	8/15/18	222,975	227,818
	United States Treasury Note/Bond	3.750%	11/15/18	324,860	324,912
	United States Treasury Note/Bond	2.750%	2/15/19	263,520	242,726
	United States Treasury Note/Bond	8.875%	2/15/19	51,850	72,444
	United States Treasury Note/Bond	3.125%	5/15/19	219,905	208,325
	United States Treasury Note/Bond	3.625%	8/15/19	203,115	199,751
	United States Treasury Note/Bond	3.375%	11/15/19	251,790	242,308
					4,286,352
Agency Bonds and Notes (6.4%)
	Egypt Government AID Bonds	4.450%	9/15/15	6,825	7,119
1	Federal Farm Credit Bank	4.875%	12/16/15	12,450	13,352
1	Federal Farm Credit Bank	5.125%	8/25/16	13,700	14,836
1	Federal Farm Credit Bank	4.875%	1/17/17	5,750	6,120
1	Federal Home Loan Bank of Chicago	5.625%	6/13/16	4,325	4,365
1	Federal Home Loan Banks	5.250%	6/18/14	150	166
1	Federal Home Loan Banks	5.375%	5/18/16	9,275	10,275
1	Federal Home Loan Banks	4.750%	12/16/16	26,750	28,602
1	Federal Home Loan Banks	4.875%	5/17/17	24,225	26,023
1	Federal Home Loan Banks	5.000%	11/17/17	32,225	34,733
1	Federal Home Loan Banks	5.375%	8/15/18	6,000	6,529
1	Federal Home Loan Banks	5.375%	5/15/19	5,250	5,670
1	Federal Home Loan Banks	5.125%	8/15/19	5,220	5,557
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	27,950	30,035
1	Federal Home Loan Mortgage Corp.	5.050%	1/26/15	4,700	5,150
1	Federal Home Loan Mortgage Corp.	4.750%	1/19/16	23,925	25,805
1	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	16,500	18,210
1	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	52,000	58,050
1	Federal Home Loan Mortgage Corp.	5.000%	2/16/17	7,000	7,599
1	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	14,500	15,792
1	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	25,450	24,949

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Federal National Mortgage Assn.	5.000%	4/15/15	25,000	27,417
1	Federal National Mortgage Assn.	4.375%	10/15/15	19,175	20,339
1	Federal National Mortgage Assn.	5.000%	3/15/16	13,000	14,180
1	Federal National Mortgage Assn.	5.250%	9/15/16	20,925	23,049
1	Federal National Mortgage Assn.	4.875%	12/15/16	44,900	48,493
1	Federal National Mortgage Assn.	5.000%	2/13/17	37,175	40,330
1	Federal National Mortgage Assn.	5.375%	6/12/17	25,000	27,660
1	Federal National Mortgage Assn.	0.000%	10/9/19	10,300	5,682
1	Financing Corp. Fico	9.400%	2/8/18	1,475	1,989
1	Financing Corp. Fico	10.350%	8/3/18	2,170	3,125
1	Financing Corp. Fico	9.650%	11/2/18	10,145	14,197
1	Financing Corp. Fico	8.600%	9/26/19	1,275	1,707
	Private Export Funding Corp.	4.375%	3/15/19	3,500	3,458
1	Tennessee Valley Authority	6.000%	3/15/13	6,000	6,716
1	Tennessee Valley Authority	4.750%	8/1/13	4,000	4,306
1	Tennessee Valley Authority	4.375%	6/15/15	7,000	7,420
1	Tennessee Valley Authority	5.500%	7/18/17	6,200	6,815
1	Tennessee Valley Authority	6.250%	12/15/17	2,600	3,006
1	Tennessee Valley Authority	4.500%	4/1/18	5,300	5,448
					614,274

Total U.S. Government and Agency Obligations (Cost $4,860,857)					4,900,626

Asset-Backed/Commercial Mortgage-Backed Securities (0.0%)
2	Bear Stearns Commercial Mortgage Securities	5.610%	11/15/33	2,500	2,585
2,3	Commercial Mortgage Lease-Backed Certificates	6.746%	6/20/31	287	302

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,788)					2,887

Corporate Bonds (41.5%)
Finance (15.8%)
	Banking (10.8%)
	ABN Amro Bank NV	4.650%	6/4/18	1,925	1,540
	American Express Bank FSB	6.000%	9/13/17	3,325	3,431
	American Express Centurion Bank	5.950%	6/12/17	3,275	3,397
	American Express Centurion Bank	6.000%	9/13/17	4,525	4,697
2	American Express Co.	6.800%	9/1/66	3,525	3,051
	American Express Co.	5.500%	9/12/16	1,400	1,441
	American Express Co.	6.150%	8/28/17	9,750	10,173
	American Express Co.	7.000%	3/19/18	10,100	11,140
	American Express Co.	8.125%	5/20/19	5,675	6,742
	American Express Credit Corp.	5.300%	12/2/15	2,000	2,092
	Amsouth Bank	5.200%	4/1/15	2,650	2,282
	Associates Corp. of North America	6.950%	11/1/18	1,150	1,159
3	Banco Bilbao Vizcaya Argentaria SA	5.750%	7/20/17	225	241
	Bank of America Corp.	7.750%	8/15/15	1,000	1,097
	Bank of America Corp.	5.250%	12/1/15	1,900	1,915
	Bank of America Corp.	6.500%	8/1/16	11,475	12,370
	Bank of America Corp.	5.750%	8/15/16	3,900	3,935
	Bank of America Corp.	5.625%	10/14/16	17,150	17,426
	Bank of America Corp.	5.420%	3/15/17	10,200	10,111
	Bank of America Corp.	6.000%	9/1/17	4,150	4,334
	Bank of America Corp.	5.750%	12/1/17	6,325	6,512
	Bank of America Corp.	5.650%	5/1/18	24,450	24,875
	Bank of America Corp.	7.625%	6/1/19	7,350	8,504
	Bank of America NA	5.300%	3/15/17	15,550	15,198
	Bank of America NA	6.100%	6/15/17	500	508
	Bank of New York Mellon Corp.	4.950%	3/15/15	6,125	6,455
	Bank of New York Mellon Corp.	5.450%	5/15/19	3,760	3,943
3	Bank of Scotland PLC	5.250%	2/21/17	2,225	2,214
	Bank One Corp.	4.900%	4/30/15	6,150	6,343
	Barclays Bank PLC	5.000%	9/22/16	7,400	7,576
	Barclays Bank PLC	6.750%	5/22/19	7,500	8,421
	BB&T Corp.	5.200%	12/23/15	10,825	11,278

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BB&T Corp.	6.850%	4/30/19	3,575	4,052
	Bear Stearns Cos. LLC	5.300%	10/30/15	1,100	1,170
	Bear Stearns Cos. LLC	5.550%	1/22/17	12,300	12,560
	Bear Stearns Cos. LLC	6.400%	10/2/17	19,200	21,117
	Bear Stearns Cos. LLC	7.250%	2/1/18	11,550	13,302
	Branch Banking & Trust Co.	5.625%	9/15/16	50	49
	Capital One Bank USA NA	8.800%	7/15/19	4,725	5,615
	Capital One Financial Corp.	5.500%	6/1/15	875	913
	Capital One Financial Corp.	6.150%	9/1/16	6,325	6,380
	Capital One Financial Corp.	6.750%	9/15/17	6,550	7,029
2,3	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	2,100	2,050
	Citigroup Inc.	6.010%	1/15/15	3,700	3,801
	Citigroup Inc.	4.700%	5/29/15	2,600	2,512
	Citigroup Inc.	5.300%	1/7/16	10,825	10,588
	Citigroup Inc.	5.500%	2/15/17	7,650	7,267
	Citigroup Inc.	6.000%	8/15/17	12,750	12,752
	Citigroup Inc.	6.125%	11/21/17	20,975	21,298
	Citigroup Inc.	6.125%	5/15/18	12,800	12,830
	Citigroup Inc.	8.500%	5/22/19	10,775	12,486
	Comerica Bank	5.750%	11/21/16	5,025	4,849
	Comerica Bank	5.200%	8/22/17	3,025	2,821
	Comerica Inc.	4.800%	5/1/15	1,500	1,387
	Compass Bank	6.400%	10/1/17	1,600	1,601
	Countrywide Financial Corp.	6.250%	5/15/16	3,775	3,848
	Credit Suisse	6.000%	2/15/18	12,075	12,677
	Credit Suisse	5.300%	8/13/19	4,575	4,736
2	Credit Suisse	5.860%	5/15/49	6,200	5,502
	Credit Suisse USA Inc.	4.875%	1/15/15	6,255	6,562
	Credit Suisse USA Inc.	5.125%	8/15/15	16,170	17,214
	Credit Suisse USA Inc.	5.850%	8/16/16	3,250	3,468
	Deutsche Bank AG	6.000%	9/1/17	13,300	14,501
	Deutsche Bank Financial LLC	5.375%	3/2/15	4,050	4,212
	Discover Bank	8.700%	11/18/19	2,500	2,681
	Fifth Third Bancorp	5.450%	1/15/17	3,000	2,671
	Fifth Third Bancorp	4.500%	6/1/18	1,550	1,261
	Fifth Third Bank	4.750%	2/1/15	2,800	2,671
2	Fifth Third Capital Trust IV	6.500%	4/15/67	5,750	4,197
	First Tennessee Bank NA	5.050%	1/15/15	2,800	2,475
	Goldman Sachs Group Inc.	5.125%	1/15/15	7,700	8,093
	Goldman Sachs Group Inc.	5.350%	1/15/16	15,050	15,649
	Goldman Sachs Group Inc.	5.750%	10/1/16	2,950	3,117
	Goldman Sachs Group Inc.	5.625%	1/15/17	11,725	12,059
	Goldman Sachs Group Inc.	6.250%	9/1/17	14,825	15,906
	Goldman Sachs Group Inc.	5.950%	1/18/18	21,875	23,092
	Goldman Sachs Group Inc.	6.150%	4/1/18	15,525	16,623
	Goldman Sachs Group Inc.	7.500%	2/15/19	9,050	10,557
3	HBOS PLC	6.750%	5/21/18	925	856
	JPMorgan Chase & Co.	4.750%	3/1/15	3,825	4,004
	JPMorgan Chase & Co.	5.250%	5/1/15	1,975	2,054
	JPMorgan Chase & Co.	5.150%	10/1/15	10,100	10,483
	JPMorgan Chase & Co.	6.125%	6/27/17	4,325	4,560
	JPMorgan Chase & Co.	6.000%	1/15/18	19,575	21,182
	JPMorgan Chase & Co.	6.300%	4/23/19	17,650	19,522
	JPMorgan Chase Bank NA	5.875%	6/13/16	6,400	6,709
	JPMorgan Chase Bank NA	6.000%	10/1/17	2,500	2,669
	KeyBank NA	4.950%	9/15/15	1,000	935
	KeyBank NA	5.450%	3/3/16	3,025	2,784
	M&I Marshall & Ilsley Bank	4.850%	6/16/15	700	547
	M&I Marshall & Ilsley Bank	5.000%	1/17/17	1,950	1,517
2	Manufacturers & Traders Trust Co.	5.585%	12/28/20	2,400	1,986
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	5,425	5,541
	MBNA Corp.	5.000%	6/15/15	1,300	1,297
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	7,925	8,082
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	7,200	7,280

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	5,550	5,450
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	9,750	10,206
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	34,850	37,604
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	4,125	4,251
	Morgan Stanley	6.000%	4/28/15	10,800	11,508
	Morgan Stanley	5.375%	10/15/15	7,050	7,348
	Morgan Stanley	5.750%	10/18/16	7,750	8,082
	Morgan Stanley	5.450%	1/9/17	10,825	10,984
	Morgan Stanley	5.550%	4/27/17	16,825	17,099
	Morgan Stanley	6.250%	8/28/17	12,000	12,664
	Morgan Stanley	5.950%	12/28/17	18,725	19,427
	Morgan Stanley	6.625%	4/1/18	13,325	14,455
	Morgan Stanley	7.300%	5/13/19	11,175	12,554
	Morgan Stanley	5.625%	9/23/19	10,200	10,274
	National City Bank	5.800%	6/7/17	4,000	4,020
	National City Corp.	6.875%	5/15/19	1,700	1,835
3	Northern Rock PLC	5.625%	6/22/17	6,325	6,060
	Northern Trust Co.	6.500%	8/15/18	1,275	1,409
	PNC Bank NA	4.875%	9/21/17	2,950	2,793
	PNC Bank NA	6.000%	12/7/17	1,125	1,140
	PNC Funding Corp.	4.250%	9/21/15	1,675	1,709
	PNC Funding Corp.	5.250%	11/15/15	3,575	3,666
	PNC Funding Corp.	5.625%	2/1/17	7,625	7,641
	PNC Funding Corp.	6.700%	6/10/19	2,575	2,869
	Regions Bank	7.500%	5/15/18	1,100	1,008
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	9,400	8,140
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	800	619
	Royal Bank of Scotland Group PLC	6.400%	10/21/19	4,750	4,703
	Sovereign Bank	8.750%	5/30/18	2,825	3,254
2,3	Standard Chartered PLC	6.409%	12/31/49	1,500	1,215
	State Street Bank and Trust Co.	5.300%	1/15/16	1,825	1,854
	State Street Bank and Trust Co.	5.250%	10/15/18	1,000	1,009
	SunTrust Bank	5.000%	9/1/15	1,650	1,592
	SunTrust Bank	5.200%	1/17/17	150	142
	SunTrust Bank	5.450%	12/1/17	2,350	2,257
	SunTrust Bank	7.250%	3/15/18	3,550	3,685
	SunTrust Banks Inc.	6.000%	9/11/17	1,925	1,909
	UBS AG	5.875%	7/15/16	4,800	4,869
	UBS AG	5.875%	12/20/17	15,375	15,825
	UBS AG	5.750%	4/25/18	12,975	13,242
	Union Bank NA	5.950%	5/11/16	4,100	4,102
	US Bank NA	4.800%	4/15/15	1,000	1,048
	Wachovia Bank NA	4.875%	2/1/15	4,475	4,576
	Wachovia Bank NA	6.000%	11/15/17	5,275	5,531
	Wachovia Corp.	5.750%	6/15/17	11,475	11,948
	Wachovia Corp.	5.750%	2/1/18	10,450	10,862
	Wells Fargo & Co.	5.625%	12/11/17	17,275	17,920
	Wells Fargo Bank NA	4.750%	2/9/15	17,100	17,484
	Wells Fargo Bank NA	5.750%	5/16/16	5,300	5,428
	Westpac Banking Corp.	4.200%	2/27/15	8,675	8,813
	Westpac Banking Corp.	4.875%	11/19/19	9,275	9,159
	Brokerage (0.3%)
	Ameriprise Financial Inc.	5.650%	11/15/15	3,450	3,659
2	Ameriprise Financial Inc.	7.518%	6/1/66	2,000	1,728
	Ameriprise Financial Inc.	7.300%	6/28/19	600	671
	BlackRock Inc.	6.250%	9/15/17	2,950	3,177
	BlackRock Inc.	5.000%	12/10/19	3,900	3,847
	Jefferies Group Inc.	5.500%	3/15/16	4,500	4,265
	Jefferies Group Inc.	8.500%	7/15/19	1,325	1,420
	Lazard Group LLC	6.850%	6/15/17	5,525	5,561
	TD Ameritrade Holding Corp.	5.600%	12/1/19	2,225	2,210
	Finance Companies (1.2%)
	Discover Financial Services	6.450%	6/12/17	1,500	1,408

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	4.375%	9/21/15	1,900	1,931
General Electric Capital Corp.	5.400%	2/15/17	23,600	23,965
General Electric Capital Corp.	5.625%	9/15/17	4,500	4,525
2 General Electric Capital Corp.	6.375%	11/15/67	14,525	12,637
General Electric Capital Corp.	5.625%	5/1/18	27,925	28,552
General Electric Capital Corp.	6.000%	8/7/19	4,325	4,488
2 HSBC Finance Capital Trust IX	5.911%	11/30/35	3,925	3,209
HSBC Finance Corp.	5.000%	6/30/15	22,300	23,139
SLM Corp.	8.450%	6/15/18	14,075	13,869
Insurance (2.5%)
ACE INA Holdings Inc.	5.600%	5/15/15	2,050	2,249
ACE INA Holdings Inc.	5.700%	2/15/17	2,400	2,547
ACE INA Holdings Inc.	5.800%	3/15/18	1,850	1,977
ACE INA Holdings Inc.	5.900%	6/15/19	1,925	2,080
Aetna Inc.	6.000%	6/15/16	5,250	5,499
Aetna Inc.	6.500%	9/15/18	1,450	1,557
Aflac Inc.	8.500%	5/15/19	3,400	3,890
Allied World Assurance Co. Holdings Ltd.	7.500%	8/1/16	4,575	4,733
2 Allstate Corp.	6.125%	5/15/37	2,575	2,261
American Financial Group Inc.	9.875%	6/15/19	1,625	1,815
American International Group Inc.	5.050%	10/1/15	9,675	8,042
American International Group Inc.	5.600%	10/18/16	875	717
American International Group Inc.	5.450%	5/18/17	6,425	5,277
American International Group Inc.	5.850%	1/16/18	12,925	10,598
American International Group Inc.	8.250%	8/15/18	8,620	8,049
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	5,325	5,691
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	5,400	5,626
2 Chubb Corp.	6.375%	3/29/67	5,225	4,864
Chubb Corp.	5.750%	5/15/18	5,600	5,991
CIGNA Corp.	6.350%	3/15/18	4,050	4,055
CNA Financial Corp.	6.500%	8/15/16	3,400	3,298
CNA Financial Corp.	7.350%	11/15/19	875	879
Coventry Health Care Inc.	5.950%	3/15/17	3,000	2,747
Genworth Financial Inc.	4.950%	10/1/15	1,450	1,319
Genworth Financial Inc.	8.625%	12/15/16	2,550	2,661
Hartford Financial Services Group Inc.	5.500%	10/15/16	4,525	4,309
Hartford Financial Services Group Inc.	5.375%	3/15/17	2,200	2,123
Hartford Financial Services Group Inc.	6.000%	1/15/19	1,125	1,092
HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,617
Humana Inc.	6.450%	6/1/16	875	883
Humana Inc.	7.200%	6/15/18	5,150	5,288
Humana Inc.	6.300%	8/1/18	750	720
Lincoln National Corp.	8.750%	7/1/19	2,325	2,660
Loews Corp.	5.250%	3/15/16	1,850	1,876
Markel Corp.	7.125%	9/30/19	1,575	1,619
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	5,550	5,797
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	1,350	1,655
MetLife Inc.	5.000%	6/15/15	7,450	7,880
MetLife Inc.	6.750%	6/1/16	3,750	4,220
MetLife Inc.	6.817%	8/15/18	5,500	6,120
MetLife Inc.	7.717%	2/15/19	1,850	2,166
Principal Financial Group Inc.	8.875%	5/15/19	4,500	5,180
2 Progressive Corp.	6.700%	6/15/37	5,900	5,225
Protective Life Corp.	7.375%	10/15/19	1,600	1,605
Prudential Financial Inc.	6.200%	1/15/15	675	723
Prudential Financial Inc.	4.750%	9/17/15	5,600	5,699
Prudential Financial Inc.	5.500%	3/15/16	575	588
Prudential Financial Inc.	6.100%	6/15/17	500	516
Prudential Financial Inc.	6.000%	12/1/17	5,650	5,801
Prudential Financial Inc.	7.375%	6/15/19	7,825	8,816
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	400	399
Torchmark Corp.	6.375%	6/15/16	1,750	1,754
Transatlantic Holdings Inc.	5.750%	12/14/15	4,000	3,913

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Travelers Cos. Inc.	5.500%	12/1/15	1,350	1,460
Travelers Cos. Inc.	6.250%	6/20/16	2,025	2,208
2 Travelers Cos. Inc.	6.250%	3/15/37	3,950	3,581
Travelers Cos. Inc.	5.750%	12/15/17	3,550	3,745
Travelers Cos. Inc.	5.800%	5/15/18	1,975	2,099
Travelers Cos. Inc.	5.900%	6/2/19	1,075	1,170
UnitedHealth Group Inc.	4.875%	3/15/15	3,825	3,961
UnitedHealth Group Inc.	6.000%	6/15/17	2,775	2,892
UnitedHealth Group Inc.	6.000%	11/15/17	2,400	2,506
UnitedHealth Group Inc.	6.000%	2/15/18	3,050	3,177
Unum Group	7.125%	9/30/16	1,800	1,859
WellPoint Inc.	5.250%	1/15/16	5,300	5,347
WellPoint Inc.	5.875%	6/15/17	3,025	3,135
Willis North America Inc.	5.625%	7/15/15	3,150	3,096
Willis North America Inc.	6.200%	3/28/17	1,625	1,558
Willis North America Inc.	7.000%	9/29/19	3,250	3,266
2 XL Capital Ltd.	6.500%	12/15/49	3,950	2,997
Other Finance (0.0%)
XTRA Finance Corp.	5.150%	4/1/17	1,600	1,625

Real Estate Investment Trusts (1.0%)
AMB Property LP	6.625%	12/1/19	2,225	2,183
Arden Realty LP	5.250%	3/1/15	1,250	1,287
AvalonBay Communities Inc.	5.750%	9/15/16	1,750	1,795
Boston Properties LP	5.625%	4/15/15	1,925	1,975
Boston Properties LP	5.875%	10/15/19	1,850	1,860
Brandywine Operating Partnership LP	7.500%	5/15/15	450	457
Brandywine Operating Partnership LP	5.700%	5/1/17	1,925	1,729
Camden Property Trust	5.700%	5/15/17	1,800	1,723
Duke Realty LP	7.375%	2/15/15	1,000	1,063
Duke Realty LP	5.950%	2/15/17	4,975	4,637
Duke Realty LP	8.250%	8/15/19	1,125	1,181
ERP Operating LP	5.125%	3/15/16	5,000	4,867
ERP Operating LP	5.375%	8/1/16	475	465
ERP Operating LP	5.750%	6/15/17	1,675	1,676
HCP Inc.	6.300%	9/15/16	275	269
HCP Inc.	6.000%	1/30/17	3,750	3,576
HCP Inc.	6.700%	1/30/18	4,500	4,381
Health Care REIT Inc.	6.200%	6/1/16	925	905
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,200	1,173
Hospitality Properties Trust	5.125%	2/15/15	4,150	3,751
Hospitality Properties Trust	5.625%	3/15/17	2,500	2,158
HRPT Properties Trust	6.250%	8/15/16	5,150	4,897
HRPT Properties Trust	6.250%	6/15/17	3,200	2,889
Kimco Realty Corp.	5.783%	3/15/16	1,350	1,335
Kimco Realty Corp.	6.875%	10/1/19	1,575	1,603
Liberty Property LP	5.125%	3/2/15	5,475	5,202
Mack-Cali Realty LP	7.750%	8/15/19	975	1,012
National Retail Properties Inc.	6.875%	10/15/17	3,000	2,896
ProLogis	5.625%	11/15/15	2,800	2,663
ProLogis	5.750%	4/1/16	3,000	2,816
ProLogis	5.625%	11/15/16	1,925	1,777
ProLogis	7.375%	10/30/19	2,600	2,574
Realty Income Corp.	5.950%	9/15/16	1,000	977
Realty Income Corp.	6.750%	8/15/19	1,350	1,320
Regency Centers LP	5.250%	8/1/15	1,000	957
Regency Centers LP	5.875%	6/15/17	3,000	2,778
Simon Property Group LP	5.100%	6/15/15	1,800	1,774
Simon Property Group LP	5.750%	12/1/15	4,600	4,691
Simon Property Group LP	6.100%	5/1/16	1,800	1,835
Simon Property Group LP	5.250%	12/1/16	8,675	8,543

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	6.125%	5/30/18	3,225	3,277
Tanger Properties LP	6.150%	11/15/15	1,725	1,688
				1,529,076
Industrial (21.3%)
Basic Industry (2.5%)
Agrium Inc.	6.750%	1/15/19	1,750	1,872
Alcoa Inc.	5.550%	2/1/17	1,900	1,888
Alcoa Inc.	6.750%	7/15/18	5,500	5,594
ArcelorMittal	9.000%	2/15/15	4,300	5,007
ArcelorMittal	6.125%	6/1/18	6,925	7,083
ArcelorMittal	9.850%	6/1/19	5,250	6,758
Barrick Gold Corp.	6.950%	4/1/19	2,075	2,349
Barrick North America Finance LLC	6.800%	9/15/18	4,150	4,629
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	2,725	2,949
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	2,300	2,458
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	12,650	14,547
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	5,150	5,403
Commercial Metals Co.	6.500%	7/15/17	1,650	1,676
Commercial Metals Co.	7.350%	8/15/18	1,675	1,786
Cytec Industries Inc.	8.950%	7/1/17	1,750	2,079
Dow Chemical Co.	5.900%	2/15/15	5,500	5,917
Dow Chemical Co.	8.550%	5/15/19	13,550	16,154
Eastman Chemical Co.	5.500%	11/15/19	650	648
EI du Pont de Nemours & Co.	5.250%	12/15/16	5,925	6,286
EI du Pont de Nemours & Co.	6.000%	7/15/18	5,975	6,534
EI du Pont de Nemours & Co.	4.625%	1/15/20	4,450	4,361
Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	10,000	10,825
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	13,800	15,094
International Paper Co.	5.300%	4/1/15	175	180
International Paper Co.	5.250%	4/1/16	2,950	2,975
International Paper Co.	7.950%	6/15/18	8,200	9,430
International Paper Co.	9.375%	5/15/19	3,775	4,689
Lubrizol Corp.	8.875%	2/1/19	3,850	4,741
Monsanto Co.	5.125%	4/15/18	925	962
3 Mosaic Co.	7.625%	12/1/16	4,000	4,310
Newmont Mining Corp.	5.125%	10/1/19	6,025	6,042
Nucor Corp.	5.750%	12/1/17	825	886
Nucor Corp.	5.850%	6/1/18	3,275	3,525
Plum Creek Timberlands LP	5.875%	11/15/15	1,650	1,690
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	7,500	7,487
PPG Industries Inc.	6.650%	3/15/18	3,425	3,727
Praxair Inc.	4.625%	3/30/15	2,575	2,746
Praxair Inc.	3.250%	9/15/15	3,000	3,002
Praxair Inc.	5.375%	11/1/16	700	747
Praxair Inc.	5.200%	3/15/17	1,500	1,579
Praxair Inc.	4.500%	8/15/19	2,550	2,572
Reliance Steel & Aluminum Co.	6.200%	11/15/16	650	653
Rio Tinto Alcan Inc.	5.000%	6/1/15	1,575	1,598
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	12,650	13,828
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,125	3,957
Rohm and Haas Co.	6.000%	9/15/17	5,825	5,992
Vale Inco Ltd.	5.700%	10/15/15	1,675	1,692
Vale Overseas Ltd.	6.250%	1/11/16	5,825	6,129
Vale Overseas Ltd.	6.250%	1/23/17	4,575	4,798
Vale Overseas Ltd.	5.625%	9/15/19	2,000	1,998
Valspar Corp.	7.250%	6/15/19	1,275	1,381
Xstrata Canada Corp.	6.000%	10/15/15	2,525	2,665
Capital Goods (2.3%)
3 Acuity Brands Lighting Inc.	6.000%	12/15/19	1,675	1,610
Allied Waste North America Inc.	7.125%	5/15/16	4,200	4,473
Allied Waste North America Inc.	6.875%	6/1/17	5,000	5,325
Bemis Co. Inc.	6.800%	8/1/19	2,300	2,522

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Black & Decker Corp.	5.750%	11/15/16	1,925	1,979
	Boeing Co.	3.500%	2/15/15	5,750	5,776
	Boeing Co.	6.000%	3/15/19	2,075	2,254
	Brookfield Asset Management Inc.	7.125%	6/15/12	1,000	1,035
	Caterpillar Financial Services Corp.	4.750%	2/17/15	7,625	7,993
	Caterpillar Financial Services Corp.	4.625%	6/1/15	1,200	1,238
	Caterpillar Financial Services Corp.	5.450%	4/15/18	7,550	7,810
	Caterpillar Financial Services Corp.	7.150%	2/15/19	7,675	8,848
	Cooper US Inc.	5.450%	4/1/15	1,375	1,482
	CRH America Inc.	6.000%	9/30/16	8,375	8,714
	CRH America Inc.	8.125%	7/15/18	4,425	5,165
	Danaher Corp.	5.625%	1/15/18	1,200	1,287
	Danaher Corp.	5.400%	3/1/19	1,300	1,373
	Deere & Co.	4.375%	10/16/19	700	702
	Dover Corp.	4.875%	10/15/15	2,400	2,586
	Dover Corp.	5.450%	3/15/18	900	949
	Eaton Corp.	5.600%	5/15/18	3,825	4,023
	Embraer Overseas Ltd.	6.375%	1/24/17	1,550	1,567
	Emerson Electric Co.	5.125%	12/1/16	2,500	2,622
	Emerson Electric Co.	5.375%	10/15/17	5,000	5,339
	Emerson Electric Co.	5.250%	10/15/18	850	898
	Emerson Electric Co.	4.875%	10/15/19	1,450	1,494
	General Electric Co.	5.250%	12/6/17	20,475	20,890
	Goodrich Corp.	6.125%	3/1/19	3,472	3,794
	Harsco Corp.	5.750%	5/15/18	2,550	2,510
	Honeywell International Inc.	5.400%	3/15/16	1,825	1,981
	Honeywell International Inc.	5.300%	3/15/17	1,000	1,049
	Honeywell International Inc.	5.300%	3/1/18	4,025	4,260
	Honeywell International Inc.	5.000%	2/15/19	3,650	3,789
	Illinois Tool Works Inc.	6.250%	4/1/19	5,900	6,622
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	6,100	6,785
	John Deere Capital Corp.	5.500%	4/13/17	2,300	2,417
	John Deere Capital Corp.	5.750%	9/10/18	9,125	9,897
	Joy Global Inc.	6.000%	11/15/16	1,275	1,305
3	L-3 Communications Corp.	5.200%	10/15/19	4,075	4,070
	Lafarge SA	6.500%	7/15/16	6,500	6,875
	Lockheed Martin Corp.	7.650%	5/1/16	3,000	3,599
	Lockheed Martin Corp.	4.250%	11/15/19	2,450	2,376
	Martin Marietta Materials Inc.	6.600%	4/15/18	2,050	2,111
	Northrop Grumman Systems Corp.	7.750%	3/1/16	2,900	3,447
	Parker Hannifin Corp.	5.500%	5/15/18	2,000	2,123
	Raytheon Co.	6.400%	12/15/18	500	570
3	Republic Services Inc.	5.500%	9/15/19	1,825	1,854
3	Republic Services Inc.	5.250%	11/15/21	875	857
	Rockwell Collins Inc.	5.250%	7/15/19	650	683
	Roper Industries Inc.	6.250%	9/1/19	2,900	3,020
2,3	Systems 2001 AT LLC	7.156%	12/15/11	269	280
	Textron Inc.	5.600%	12/1/17	3,700	3,577
	Tyco International Finance SA	8.500%	1/15/19	3,650	4,425
	Tyco International Ltd. / Tyco International Finance SA	7.000%	12/15/19	850	958
	United Technologies Corp.	4.875%	5/1/15	1,950	2,108
	United Technologies Corp.	5.375%	12/15/17	5,100	5,463
	United Technologies Corp.	6.125%	2/1/19	8,000	8,860
	Vulcan Materials Co.	7.000%	6/15/18	3,275	3,549
	Waste Management Inc.	6.375%	11/15/12	1,000	1,101
	Waste Management Inc.	6.375%	3/11/15	2,925	3,251
	Waste Management Inc.	7.375%	3/11/19	1,450	1,685
	Communication (3.9%)
	America Movil SAB de CV	5.750%	1/15/15	1,525	1,614
3	America Movil SAB de CV	5.000%	10/16/19	4,500	4,405
3	American Tower Corp.	4.625%	4/1/15	4,850	4,893
	AT&T Inc.	5.625%	6/15/16	4,975	5,332
	AT&T Inc.	5.500%	2/1/18	12,350	12,975

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	5.600%	5/15/18	2,475	2,612
AT&T Inc.	5.800%	2/15/19	13,425	14,368
BellSouth Corp.	5.200%	12/15/16	1,025	1,056
British Telecommunications PLC	5.950%	1/15/18	4,875	4,957
CBS Corp.	8.875%	5/15/19	2,150	2,573
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	11,700	14,613
CenturyTel Inc.	5.000%	2/15/15	1,000	1,020
CenturyTel Inc.	6.000%	4/1/17	2,475	2,516
CenturyTel Inc.	6.150%	9/15/19	500	516
Comcast Cable Communications LLC	8.875%	5/1/17	1,700	2,049
Comcast Corp.	6.500%	1/15/15	2,825	3,170
Comcast Corp.	5.900%	3/15/16	16,125	17,301
Comcast Corp.	4.950%	6/15/16	2,175	2,225
Comcast Corp.	6.500%	1/15/17	1,575	1,744
Comcast Corp.	6.300%	11/15/17	7,125	7,801
Comcast Corp.	5.875%	2/15/18	5,375	5,727
Comcast Corp.	5.700%	5/15/18	1,000	1,055
Comcast Corp.	5.700%	7/1/19	1,075	1,124
COX Communications Inc.	5.500%	10/1/15	1,250	1,333
Deutsche Telekom International Finance BV	5.750%	3/23/16	2,725	2,910
Deutsche Telekom International Finance BV	6.750%	8/20/18	4,550	5,056
Deutsche Telekom International Finance BV	6.000%	7/8/19	4,125	4,390
DirecTV Holdings LLC / DirecTV Financing Co. Inc.	6.375%	6/15/15	6,500	6,727
DirecTV Holdings LLC / DirecTV Financing Co. Inc.	7.625%	5/15/16	1,900	2,071
3 DirecTV Holdings LLC / DirecTV Financing Co. Inc.	5.875%	10/1/19	4,150	4,192
Embarq Corp.	7.082%	6/1/16	9,275	10,149
France Telecom SA	5.375%	7/8/19	2,625	2,770
GTE Corp.	6.840%	4/15/18	1,000	1,075
McGraw-Hill Cos. Inc.	5.900%	11/15/17	2,950	3,017
News America Inc.	6.900%	3/1/19	2,500	2,799
Omnicom Group Inc.	5.900%	4/15/16	6,400	6,782
Qwest Corp.	6.500%	6/1/17	4,000	3,900
Reed Elsevier Capital Inc.	8.625%	1/15/19	4,100	5,023
Rogers Communications Inc.	6.800%	8/15/18	11,740	13,127
RR Donnelley & Sons Co.	5.500%	5/15/15	2,365	2,343
RR Donnelley & Sons Co.	8.600%	8/15/16	525	568
RR Donnelley & Sons Co.	6.125%	1/15/17	2,650	2,583
^ RR Donnelley & Sons Co.	11.250%	2/1/19	3,250	4,013
TCI Communications Inc.	8.750%	8/1/15	3,895	4,668
Telecom Italia Capital SA	5.250%	10/1/15	6,625	6,947
Telecom Italia Capital SA	6.999%	6/4/18	2,625	2,880
Telecom Italia Capital SA	7.175%	6/18/19	8,400	9,402
Telefonica Emisiones SAU	4.949%	1/15/15	3,950	4,252
Telefonica Emisiones SAU	6.421%	6/20/16	12,975	14,445
Telefonica Emisiones SAU	5.877%	7/15/19	1,900	2,034
Telefonos de Mexico SAB de CV	5.500%	1/27/15	6,050	6,263
Thomson Reuters Corp.	6.500%	7/15/18	3,950	4,463
Thomson Reuters Corp.	4.700%	10/15/19	1,000	989
Time Warner Cable Inc.	3.500%	2/1/15	1,400	1,382
Time Warner Cable Inc.	5.850%	5/1/17	18,625	19,541
Time Warner Cable Inc.	6.750%	7/1/18	11,900	13,121
Time Warner Cable Inc.	8.750%	2/14/19	1,575	1,920
Time Warner Cable Inc.	8.250%	4/1/19	5,475	6,515
Time Warner Cable Inc.	5.000%	2/1/20	1,625	1,580
Verizon Communications Inc.	4.900%	9/15/15	2,000	2,147
Verizon Communications Inc.	5.550%	2/15/16	12,150	13,000
Verizon Communications Inc.	5.500%	2/15/18	9,575	9,964
Verizon Communications Inc.	6.100%	4/15/18	800	871
Verizon Communications Inc.	8.750%	11/1/18	11,075	14,018
Verizon Communications Inc.	6.350%	4/1/19	8,950	9,913
Vodafone Group PLC	5.375%	1/30/15	8,475	9,111
Vodafone Group PLC	5.000%	9/15/15	1,250	1,319
Vodafone Group PLC	5.750%	3/15/16	5,350	5,772
Vodafone Group PLC	5.625%	2/27/17	7,425	7,922

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone Group PLC	5.450%	6/10/19	400	414
Washington Post Co.	7.250%	2/1/19	1,075	1,181
Consumer Cyclical (1.7%)
AutoZone Inc.	5.750%	1/15/15	4,400	4,720
Costco Wholesale Corp.	5.500%	3/15/17	7,125	7,655
CVS Caremark Corp.	5.750%	6/1/17	12,675	13,347
CVS Caremark Corp.	6.600%	3/15/19	4,100	4,472
Darden Restaurants Inc.	6.200%	10/15/17	4,025	4,256
Home Depot Inc.	5.400%	3/1/16	12,550	13,093
Johnson Controls Inc.	5.500%	1/15/16	3,000	3,056
Kohl's Corp.	6.250%	12/15/17	4,000	4,411
Lowe's Cos. Inc.	5.000%	10/15/15	25	27
Lowe's Cos. Inc.	5.400%	10/15/16	4,525	4,859
Lowe's Cos. Inc.	6.100%	9/15/17	600	664
Marriott International Inc.	6.200%	6/15/16	2,600	2,643
Marriott International Inc.	6.375%	6/15/17	2,450	2,529
McDonald's Corp.	5.300%	3/15/17	750	809
McDonald's Corp.	5.800%	10/15/17	3,950	4,383
McDonald's Corp.	5.350%	3/1/18	4,775	5,138
McDonald's Corp.	5.000%	2/1/19	725	767
Nordstrom Inc.	6.250%	1/15/18	1,800	1,955
Target Corp.	5.875%	7/15/16	5,375	5,904
Target Corp.	6.000%	1/15/18	6,750	7,432
Time Warner Inc.	5.875%	11/15/16	9,600	10,349
TJX Cos. Inc.	6.950%	4/15/19	2,950	3,411
Toll Brothers Finance Corp.	5.150%	5/15/15	2,150	2,049
Toll Brothers Finance Corp.	6.750%	11/1/19	1,425	1,372
VF Corp.	5.950%	11/1/17	1,125	1,213
Viacom Inc.	6.250%	4/30/16	8,800	9,645
Viacom Inc.	6.125%	10/5/17	50	54
Viacom Inc.	5.625%	9/15/19	2,175	2,255
Wal-Mart Stores Inc.	4.500%	7/1/15	7,025	7,494
Wal-Mart Stores Inc.	5.375%	4/5/17	2,575	2,786
Wal-Mart Stores Inc.	5.800%	2/15/18	6,525	7,323
Walgreen Co.	5.250%	1/15/19	5,600	5,957
Walt Disney Co.	5.625%	9/15/16	3,500	3,804
Walt Disney Co.	5.875%	12/15/17	2,600	2,805
Walt Disney Co.	5.500%	3/15/19	1,575	1,677
Western Union Co.	5.930%	10/1/16	3,800	4,125
Yum! Brands Inc.	6.250%	4/15/16	2,750	2,938
Yum! Brands Inc.	6.250%	3/15/18	2,625	2,840
Consumer Noncyclical (5.5%)
Abbott Laboratories	5.875%	5/15/16	11,000	12,201
Abbott Laboratories	5.600%	11/30/17	5,000	5,464
Abbott Laboratories	5.125%	4/1/19	5,200	5,448
Allergan Inc.	5.750%	4/1/16	3,300	3,562
Altria Group Inc.	9.700%	11/10/18	20,300	25,162
Altria Group Inc.	9.250%	8/6/19	3,800	4,629
AmerisourceBergen Corp.	5.875%	9/15/15	4,425	4,828
Amgen Inc.	5.850%	6/1/17	6,075	6,660
Amgen Inc.	5.700%	2/1/19	10,550	11,380
Anheuser-Busch Cos. Inc.	5.600%	3/1/17	4,100	4,242
Anheuser-Busch Cos. Inc.	5.500%	1/15/18	4,450	4,555
3 Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	8,500	8,607
Archer-Daniels-Midland Co.	8.375%	4/15/17	1,375	1,681
Archer-Daniels-Midland Co.	5.450%	3/15/18	4,050	4,320
AstraZeneca PLC	5.900%	9/15/17	10,925	12,106
Baxter International Inc.	4.625%	3/15/15	3,150	3,366
Baxter International Inc.	5.900%	9/1/16	2,600	2,888
Baxter International Inc.	5.375%	6/1/18	3,500	3,715
Becton Dickinson and Co.	5.000%	5/15/19	2,975	3,079
Biogen Idec Inc.	6.875%	3/1/18	4,950	5,279
Bottling Group LLC	5.500%	4/1/16	2,550	2,757

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bottling Group LLC	5.125%	1/15/19	9,600	10,065
Bristol-Myers Squibb Co.	5.450%	5/1/18	3,125	3,370
Bunge Ltd. Finance Corp.	5.100%	7/15/15	1,925	1,907
Bunge Ltd. Finance Corp.	8.500%	6/15/19	2,600	2,957
Cardinal Health Inc.	4.000%	6/15/15	2,200	2,149
3 CareFusion Corp.	6.375%	8/1/19	2,750	2,972
Clorox Co.	5.000%	1/15/15	3,700	3,921
Clorox Co.	5.950%	10/15/17	1,000	1,081
Coca-Cola Co.	5.350%	11/15/17	6,150	6,676
Coca-Cola Co.	4.875%	3/15/19	7,750	8,105
Coca-Cola Enterprises Inc.	4.250%	3/1/15	4,200	4,421
Coca-Cola Enterprises Inc.	4.500%	8/15/19	900	904
ConAgra Foods Inc.	5.819%	6/15/17	1,500	1,567
ConAgra Foods Inc.	7.000%	4/15/19	500	566
Covidien International Finance SA	6.000%	10/15/17	8,125	8,758
Delhaize Group SA	6.500%	6/15/17	2,800	3,043
Diageo Capital PLC	5.500%	9/30/16	4,500	4,789
Diageo Capital PLC	5.750%	10/23/17	4,800	5,178
Diageo Finance BV	5.300%	10/28/15	2,675	2,889
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	6,075	6,856
Eli Lilly & Co.	5.200%	3/15/17	4,925	5,222
Express Scripts Inc.	7.250%	6/15/19	2,050	2,338
Fisher Scientific International Inc.	6.125%	7/1/15	4,000	4,167
Fortune Brands Inc.	5.375%	1/15/16	3,325	3,340
Genentech Inc.	4.750%	7/15/15	3,250	3,472
General Mills Inc.	5.200%	3/17/15	1,100	1,181
General Mills Inc.	5.700%	2/15/17	7,850	8,523
General Mills Inc.	5.650%	2/15/19	6,875	7,335
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	14,250	15,353
Hasbro Inc.	6.300%	9/15/17	2,175	2,299
Hershey Co.	5.450%	9/1/16	2,100	2,204
Hospira Inc.	6.400%	5/15/15	1,875	2,080
Hospira Inc.	6.050%	3/30/17	2,000	2,094
Johnson & Johnson	5.550%	8/15/17	550	608
Johnson & Johnson	5.150%	7/15/18	7,325	7,875
Kellogg Co.	4.150%	11/15/19	5,600	5,473
Kimberly-Clark Corp.	4.875%	8/15/15	1,025	1,105
Kimberly-Clark Corp.	6.125%	8/1/17	7,000	7,748
Kimberly-Clark Corp.	6.250%	7/15/18	675	759
Koninklijke Philips Electronics NV	5.750%	3/11/18	7,100	7,543
Kraft Foods Inc.	6.500%	8/11/17	16,450	17,845
Kraft Foods Inc.	6.125%	2/1/18	5,750	6,082
Kraft Foods Inc.	6.125%	8/23/18	700	743
Kroger Co.	4.950%	1/15/15	6,825	7,186
Kroger Co.	3.900%	10/1/15	800	807
Kroger Co.	6.400%	8/15/17	1,950	2,136
Laboratory Corp. of America Holdings	5.625%	12/15/15	1,250	1,307
Lorillard Tobacco Co.	8.125%	6/23/19	4,900	5,388
McKesson Corp.	5.700%	3/1/17	1,000	1,055
McKesson Corp.	7.500%	2/15/19	1,825	2,135
3 Mead Johnson Nutrition Co.	4.900%	11/1/19	2,475	2,424
Medco Health Solutions Inc.	7.125%	3/15/18	4,100	4,613
Medtronic Inc.	4.750%	9/15/15	3,200	3,450
Medtronic Inc.	5.600%	3/15/19	1,525	1,646
Merck & Co. Inc.	4.750%	3/1/15	5,425	5,858
Merck & Co. Inc.	4.000%	6/30/15	7,150	7,496
Merck & Co. Inc.	6.000%	9/15/17	5,775	6,461
Merck & Co. Inc.	5.000%	6/30/19	5,650	5,925
Novant Health Inc.	5.850%	11/1/19	1,300	1,292
Novartis Securities Investment Ltd.	5.125%	2/10/19	15,875	16,564
PepsiAmericas Inc.	4.875%	1/15/15	2,875	3,050
PepsiAmericas Inc.	5.000%	5/15/17	750	788
PepsiCo Inc.	5.000%	6/1/18	9,200	9,606
PepsiCo Inc.	7.900%	11/1/18	8,700	10,664

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	5.350%	3/15/15	15,200	16,659
Pfizer Inc.	6.200%	3/15/19	16,200	18,038
Philip Morris International Inc.	5.650%	5/16/18	11,975	12,595
Procter & Gamble Co.	3.500%	2/15/15	3,525	3,607
Procter & Gamble Co.	4.850%	12/15/15	5,000	5,470
Procter & Gamble Co.	4.700%	2/15/19	3,350	3,430
Quest Diagnostics Inc.	5.450%	11/1/15	1,900	2,057
Quest Diagnostics Inc.	6.400%	7/1/17	1,325	1,461
Reynolds American Inc.	7.625%	6/1/16	1,000	1,088
Reynolds American Inc.	6.750%	6/15/17	6,500	6,695
Safeway Inc.	6.350%	8/15/17	3,875	4,219
Safeway Inc.	5.000%	8/15/19	2,725	2,717
St. Jude Medical Inc.	4.875%	7/15/19	2,650	2,682
Sysco Corp.	5.250%	2/12/18	2,500	2,646
Teva Pharmaceutical Finance Co. LLC	5.550%	2/1/16	2,675	2,825
Unilever Capital Corp.	4.800%	2/15/19	2,475	2,542
UST Inc.	5.750%	3/1/18	975	957
Wyeth	5.500%	2/15/16	5,000	5,385
Wyeth	5.450%	4/1/17	1,725	1,844
Zimmer Holdings Inc.	4.625%	11/30/19	3,175	3,184
Energy (2.8%)
Anadarko Petroleum Corp.	5.950%	9/15/16	11,200	12,024
Anadarko Petroleum Corp.	6.950%	6/15/19	2,700	3,063
Apache Corp.	5.625%	1/15/17	3,625	3,882
Apache Corp.	6.900%	9/15/18	2,800	3,282
Baker Hughes Inc.	7.500%	11/15/18	3,000	3,594
BJ Services Co.	6.000%	6/1/18	1,225	1,322
BP Capital Markets PLC	3.875%	3/10/15	8,425	8,699
BP Capital Markets PLC	4.750%	3/10/19	3,975	4,053
Cameron International Corp.	6.375%	7/15/18	1,600	1,685
Canadian Natural Resources Ltd.	6.000%	8/15/16	4,000	4,237
Canadian Natural Resources Ltd.	5.700%	5/15/17	3,625	3,863
3 Cenovus Energy Inc.	5.700%	10/15/19	7,200	7,287
Chevron Corp.	4.950%	3/3/19	6,300	6,638
ConocoPhillips	4.600%	1/15/15	5,300	5,646
ConocoPhillips	5.750%	2/1/19	10,875	11,931
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	9,825	10,681
Devon Energy Corp.	6.300%	1/15/19	3,575	3,981
Diamond Offshore Drilling Inc.	4.875%	7/1/15	2,050	2,175
Diamond Offshore Drilling Inc.	5.875%	5/1/19	1,050	1,119
EnCana Corp.	5.900%	12/1/17	4,225	4,531
EnCana Corp.	6.500%	5/15/19	1,100	1,228
EOG Resources Inc.	5.875%	9/15/17	3,300	3,629
EOG Resources Inc.	6.875%	10/1/18	4,525	5,281
Halliburton Co.	6.150%	9/15/19	4,300	4,821
Hess Corp.	8.125%	2/15/19	4,200	5,069
Husky Energy Inc.	6.150%	6/15/19	510	544
Husky Energy Inc.	7.250%	12/15/19	2,295	2,647
Marathon Oil Corp.	6.000%	10/1/17	14,475	15,358
Marathon Oil Corp.	5.900%	3/15/18	150	159
Nabors Industries Inc.	6.150%	2/15/18	5,475	5,673
Nabors Industries Inc.	9.250%	1/15/19	4,800	5,899
Nexen Inc.	5.650%	5/15/17	1,850	1,925
Nexen Inc.	6.200%	7/30/19	2,000	2,120
Noble Energy Inc.	8.250%	3/1/19	4,000	4,787
Petro-Canada	6.050%	5/15/18	2,225	2,377
Questar Market Resources Inc.	6.050%	9/1/16	600	612
Questar Market Resources Inc.	6.800%	4/1/18	2,000	2,078
Rowan Cos. Inc.	7.875%	8/1/19	2,150	2,393
Shell International Finance BV	3.250%	9/22/15	3,750	3,753
Shell International Finance BV	5.200%	3/22/17	2,775	2,984
Shell International Finance BV	4.300%	9/22/19	9,000	8,903
Smith International Inc.	9.750%	3/15/19	4,500	5,701

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Statoil ASA	5.250%	4/15/19	7,825	8,304
Suncor Energy Inc.	6.100%	6/1/18	5,200	5,593
Sunoco Inc.	5.750%	1/15/17	2,075	2,112
Talisman Energy Inc.	5.125%	5/15/15	2,150	2,230
Talisman Energy Inc.	7.750%	6/1/19	3,875	4,543
Total Capital SA	3.125%	10/2/15	4,750	4,684
Transocean Inc.	6.000%	3/15/18	4,750	5,070
Valero Energy Corp.	6.125%	6/15/17	6,000	6,157
Valero Energy Corp.	9.375%	3/15/19	4,000	4,774
Weatherford International Inc.	6.350%	6/15/17	3,535	3,708
Weatherford International Ltd.	5.500%	2/15/16	3,000	3,049
Weatherford International Ltd.	6.000%	3/15/18	2,575	2,627
Weatherford International Ltd.	9.625%	3/1/19	6,925	8,652
XTO Energy Inc.	5.000%	1/31/15	400	433
XTO Energy Inc.	5.300%	6/30/15	275	303
XTO Energy Inc.	6.250%	8/1/17	6,125	6,959
XTO Energy Inc.	5.500%	6/15/18	5,000	5,371
XTO Energy Inc.	6.500%	12/15/18	4,100	4,702
Other Industrial (0.0%)
Cintas Corp.	6.125%	12/1/17	1,300	1,387

Technology (1.8%)
Agilent Technologies Inc.	5.500%	9/14/15	1,400	1,471
Agilent Technologies Inc.	6.500%	11/1/17	4,025	4,268
Avnet Inc.	6.625%	9/15/16	3,000	3,063
BMC Software Inc.	7.250%	6/1/18	1,550	1,683
CA Inc.	5.375%	12/1/19	3,450	3,486
Cisco Systems Inc.	5.500%	2/22/16	16,775	18,500
Cisco Systems Inc.	4.950%	2/15/19	7,350	7,569
Computer Sciences Corp.	6.500%	3/15/18	4,800	5,166
Corning Inc.	6.625%	5/15/19	950	1,021
Dell Inc.	5.650%	4/15/18	2,500	2,623
Dell Inc.	5.875%	6/15/19	2,325	2,483
Equifax Inc.	6.300%	7/1/17	1,300	1,336
Fiserv Inc.	6.800%	11/20/17	3,150	3,468
Harris Corp.	5.000%	10/1/15	1,425	1,476
Harris Corp.	5.950%	12/1/17	775	813
Harris Corp.	6.375%	6/15/19	1,425	1,512
Hewlett-Packard Co.	5.400%	3/1/17	2,750	2,928
Hewlett-Packard Co.	5.500%	3/1/18	5,375	5,705
International Business Machines Corp.	5.700%	9/14/17	23,375	25,566
International Game Technology	7.500%	6/15/19	2,100	2,279
Intuit Inc.	5.750%	3/15/17	1,025	1,062
Lexmark International Inc.	6.650%	6/1/18	2,975	2,930
Microsoft Corp.	4.200%	6/1/19	7,375	7,439
Motorola Inc.	6.000%	11/15/17	725	699
Nokia Oyj	5.375%	5/15/19	4,825	4,945
Oracle Corp.	5.250%	1/15/16	18,775	20,277
Oracle Corp.	5.750%	4/15/18	8,000	8,686
Oracle Corp.	5.000%	7/8/19	1,750	1,811
Pitney Bowes Inc.	4.750%	1/15/16	6,175	6,409
Pitney Bowes Inc.	5.750%	9/15/17	2,400	2,563
Pitney Bowes Inc.	4.750%	5/15/18	1,625	1,626
Tyco Electronics Group SA	6.550%	10/1/17	1,250	1,289
Xerox Corp.	4.250%	2/15/15	1,500	1,494
Xerox Corp.	6.400%	3/15/16	5,700	6,032
Xerox Corp.	6.750%	2/1/17	1,850	1,991
Xerox Corp.	6.350%	5/15/18	5,575	5,856
Xerox Corp.	5.625%	12/15/19	2,775	2,772
Transportation (0.8%)
2 American Airlines Pass Through Trust 2009-1A	10.375%	7/2/19	1,200	1,344
Burlington Northern Santa Fe Corp.	5.650%	5/1/17	5,150	5,470
Burlington Northern Santa Fe Corp.	5.750%	3/15/18	4,600	4,929

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Canadian National Railway Co.	5.800%	6/1/16	1,950	2,107
Canadian National Railway Co.	5.850%	11/15/17	500	543
Canadian National Railway Co.	5.550%	5/15/18	900	959
Canadian Pacific Railway Co.	7.250%	5/15/19	1,500	1,697
Con-way Inc.	7.250%	1/15/18	2,000	2,032
2 Continental Airlines Inc.	6.648%	9/15/17	1,536	1,467
2 Continental Airlines Inc.	6.900%	1/2/18	1,484	1,462
2 Continental Airlines Inc.	6.545%	2/2/19	767	755
Continental Airlines Inc.	7.250%	11/10/19	700	716
CSX Corp.	6.250%	4/1/15	3,000	3,318
CSX Corp.	5.600%	5/1/17	3,850	3,993
CSX Corp.	7.900%	5/1/17	675	781
CSX Corp.	6.250%	3/15/18	5,125	5,556
CSX Corp.	7.375%	2/1/19	1,500	1,723
2 Delta Air Lines Inc.	7.750%	12/17/19	1,025	1,056
FedEx Corp.	8.000%	1/15/19	1,000	1,209
Norfolk Southern Corp.	5.750%	1/15/16	2,050	2,175
Norfolk Southern Corp.	7.700%	5/15/17	2,400	2,813
Norfolk Southern Corp.	5.750%	4/1/18	3,175	3,370
Norfolk Southern Corp.	5.900%	6/15/19	2,600	2,797
Ryder System Inc.	7.200%	9/1/15	1,775	1,921
Ryder System Inc.	5.850%	11/1/16	1,000	1,002
Southwest Airlines Co.	5.750%	12/15/16	1,300	1,261
Southwest Airlines Co.	5.125%	3/1/17	650	616
Union Pacific Corp.	7.000%	2/1/16	550	612
Union Pacific Corp.	5.650%	5/1/17	3,300	3,505
Union Pacific Corp.	5.750%	11/15/17	4,675	4,967
Union Pacific Corp.	5.700%	8/15/18	4,325	4,538
United Parcel Service Inc.	5.500%	1/15/18	3,100	3,331
United Parcel Service Inc.	5.125%	4/1/19	2,200	2,339
				2,056,205
Utilities (4.4%)
Electric (3.0%)
Alabama Power Co.	5.500%	10/15/17	2,100	2,210
American Water Capital Corp.	6.085%	10/15/17	3,025	3,128
Arizona Public Service Co.	4.650%	5/15/15	3,825	3,851
Baltimore Gas & Electric Co.	5.900%	10/1/16	2,250	2,397
Carolina Power & Light Co.	5.250%	12/15/15	3,000	3,285
Carolina Power & Light Co.	5.300%	1/15/19	7,125	7,417
CenterPoint Energy Inc.	6.500%	5/1/18	4,500	4,575
Cleveland Electric Illuminating Co.	7.880%	11/1/17	250	295
Commonwealth Edison Co.	4.700%	4/15/15	700	723
Commonwealth Edison Co.	5.950%	8/15/16	1,975	2,148
Commonwealth Edison Co.	6.150%	9/15/17	4,250	4,619
Commonwealth Edison Co.	5.800%	3/15/18	650	694
Connecticut Light & Power Co.	5.650%	5/1/18	3,000	3,186
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	3,350	3,501
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	5,000	5,323
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	2,000	2,328
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	1,200	1,360
Constellation Energy Group Inc.	4.550%	6/15/15	3,750	3,747
Consumers Energy Co.	5.500%	8/15/16	3,850	4,123
Consumers Energy Co.	6.125%	3/15/19	300	326
Consumers Energy Co.	6.700%	9/15/19	2,900	3,266
Dominion Resources Inc.	5.150%	7/15/15	7,925	8,387
2 Dominion Resources Inc.	7.500%	6/30/66	500	482
Dominion Resources Inc.	6.000%	11/30/17	5,750	6,224
Dominion Resources Inc./VA	8.875%	1/15/19	1,475	1,827
Duke Energy Carolinas LLC	5.100%	4/15/18	8,750	9,086
Duke Energy Corp.	5.050%	9/15/19	3,800	3,803
Duke Energy Indiana Inc.	6.050%	6/15/16	1,500	1,607
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	2,600	2,714
Entergy Louisiana LLC	6.500%	9/1/18	3,075	3,254

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exelon Corp.	4.900%	6/15/15	6,025	6,239
Exelon Generation Co. LLC	6.200%	10/1/17	3,500	3,746
FirstEnergy Solutions Corp.	4.800%	2/15/15	1,675	1,709
Florida Power & Light Co.	5.550%	11/1/17	3,950	4,251
Florida Power Corp.	5.650%	6/15/18	2,100	2,255
2 FPL Group Capital Inc.	6.350%	10/1/66	1,825	1,686
2 FPL Group Capital Inc.	6.650%	6/15/67	1,700	1,574
2 FPL Group Capital Inc.	7.300%	9/1/67	1,000	978
FPL Group Capital Inc.	6.000%	3/1/19	2,500	2,685
Georgia Power Co.	5.700%	6/1/17	7,000	7,552
Illinois Power Co.	6.125%	11/15/17	3,100	3,275
Illinois Power Co.	6.250%	4/1/18	2,000	2,134
Illinois Power Co.	9.750%	11/15/18	3,300	4,105
Indiana Michigan Power Co.	7.000%	3/15/19	2,497	2,786
2 Integrys Energy Group Inc.	6.110%	12/1/66	1,500	1,245
Jersey Central Power & Light Co.	5.625%	5/1/16	5,675	5,910
Jersey Central Power & Light Co.	5.650%	6/1/17	5,475	5,629
MidAmerican Energy Co.	5.950%	7/15/17	925	976
MidAmerican Energy Co.	5.300%	3/15/18	4,900	5,085
Midamerican Energy Holdings Co.	5.750%	4/1/18	4,350	4,602
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	250	262
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	12,025	12,480
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	2,525	3,370
Nevada Power Co.	6.500%	5/15/18	2,675	2,864
Nevada Power Co.	6.500%	8/1/18	3,575	3,832
Nisource Finance Corp.	10.750%	3/15/16	1,000	1,237
Nisource Finance Corp.	5.250%	9/15/17	500	492
Nisource Finance Corp.	6.400%	3/15/18	5,350	5,597
Nisource Finance Corp.	6.800%	1/15/19	850	911
Northern States Power Co.	5.250%	3/1/18	5,350	5,607
NSTAR	4.500%	11/15/19	2,500	2,463
NSTAR Electric Co.	5.625%	11/15/17	975	1,038
Ohio Edison Co.	6.400%	7/15/16	1,200	1,296
Ohio Power Co.	6.000%	6/1/16	2,425	2,608
Oncor Electric Delivery Co. LLC	6.375%	1/15/15	4,055	4,435
Pacific Gas & Electric Co.	5.625%	11/30/17	4,850	5,164
Pacific Gas & Electric Co.	8.250%	10/15/18	1,325	1,619
PacifiCorp	5.650%	7/15/18	2,575	2,766
Peco Energy Co.	5.350%	3/1/18	2,475	2,619
Pennsylvania Electric Co.	6.050%	9/1/17	800	840
PPL Energy Supply LLC	6.200%	5/15/16	3,575	3,755
PPL Energy Supply LLC	6.500%	5/1/18	750	782
Progress Energy Inc.	5.625%	1/15/16	1,425	1,516
Progress Energy Inc.	7.050%	3/15/19	1,800	2,015
PSEG Power LLC	5.500%	12/1/15	3,125	3,300
Public Service Co. of Colorado	5.125%	6/1/19	2,300	2,383
Public Service Co. of Oklahoma	5.150%	12/1/19	650	651
San Diego Gas & Electric Co.	5.300%	11/15/15	300	329
Sierra Pacific Power Co.	6.000%	5/15/16	2,525	2,717
South Carolina Electric & Gas Co.	6.500%	11/1/18	2,400	2,702
Southern California Edison Co.	4.650%	4/1/15	2,875	3,051
Southern California Edison Co.	5.000%	1/15/16	675	711
Southern Power Co.	4.875%	7/15/15	1,125	1,178
Southwestern Electric Power Co.	5.550%	1/15/17	3,500	3,521
Southwestern Electric Power Co.	6.450%	1/15/19	2,075	2,192
Tampa Electric Co.	6.100%	5/15/18	2,150	2,289
TransAlta Corp.	6.750%	7/15/12	125	134
TransAlta Corp.	4.750%	1/15/15	200	202
TransAlta Corp.	6.650%	5/15/18	2,975	3,113
Union Electric Co.	5.400%	2/1/16	300	306
Union Electric Co.	6.700%	2/1/19	4,000	4,403
United Utilities PLC	5.375%	2/1/19	1,000	996
Virginia Electric and Power Co.	5.400%	1/15/16	4,450	4,646
Westar Energy Inc.	8.625%	12/1/18	2,000	2,406

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wisconsin Electric Power Co.	4.250%	12/15/19	1,525	1,514
2 Wisconsin Energy Corp.	6.250%	5/15/67	5,275	4,651
Wisconsin Power & Light Co.	5.000%	7/15/19	2,275	2,281
Natural Gas (1.4%)
AGL Capital Corp.	5.250%	8/15/19	2,300	2,328
Atmos Energy Corp.	8.500%	3/15/19	600	727
Boardwalk Pipelines LP	5.500%	2/1/17	3,725	3,717
Buckeye Partners LP	6.050%	1/15/18	4,550	4,685
CenterPoint Energy Resources Corp.	6.150%	5/1/16	1,350	1,396
CenterPoint Energy Resources Corp.	6.000%	5/15/18	5,000	5,066
El Paso Natural Gas Co.	5.950%	4/15/17	1,700	1,746
Enbridge Energy Partners LP	6.500%	4/15/18	3,075	3,290
Enbridge Energy Partners LP	9.875%	3/1/19	1,700	2,153
Enbridge Inc.	5.600%	4/1/17	3,550	3,713
Energy Transfer Partners LP	5.950%	2/1/15	5,250	5,583
Energy Transfer Partners LP	6.125%	2/15/17	4,850	5,030
Energy Transfer Partners LP	9.000%	4/15/19	3,200	3,840
Enterprise Products Operating LLC	6.300%	9/15/17	2,525	2,726
Enterprise Products Operating LLC	6.650%	4/15/18	550	600
Enterprise Products Operating LLC	6.500%	1/31/19	2,300	2,490
EQT Corp.	6.500%	4/1/18	3,800	3,975
EQT Corp.	8.125%	6/1/19	1,000	1,168
Kinder Morgan Energy Partners LP	5.625%	2/15/15	1,300	1,399
Kinder Morgan Energy Partners LP	6.000%	2/1/17	1,000	1,078
Kinder Morgan Energy Partners LP	5.950%	2/15/18	250	266
Magellan Midstream Partners LP	5.650%	10/15/16	650	663
Magellan Midstream Partners LP	6.550%	7/15/19	3,475	3,773
National Grid PLC	6.300%	8/1/16	6,200	6,753
NuStar Logistics LP	7.650%	4/15/18	2,900	3,152
Oneok Inc.	5.200%	6/15/15	3,100	3,217
ONEOK Partners LP	6.150%	10/1/16	5,125	5,343
ONEOK Partners LP	8.625%	3/1/19	5,000	6,056
Panhandle Eastern Pipeline Co. LP	6.200%	11/1/17	2,000	2,103
Panhandle Eastern Pipeline Co. LP	7.000%	6/15/18	2,525	2,771
Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	2,500	2,622
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	2,675	2,863
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	200	237
Sempra Energy	6.150%	6/15/18	2,800	2,992
Sempra Energy	9.800%	2/15/19	4,370	5,491
3 Southern Natural Gas Co.	5.900%	4/1/17	6,525	6,645
Spectra Energy Capital LLC	6.200%	4/15/18	1,700	1,813
Spectra Energy Capital LLC	8.000%	10/1/19	425	499
Texas Gas Transmission LLC	4.600%	6/1/15	500	509
2 TransCanada PipeLines Ltd.	6.350%	5/15/67	6,475	5,977
TransCanada PipeLines Ltd.	6.500%	8/15/18	5,000	5,617
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,500	2,928
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	2,500	2,655
Other Utility (0.0%)
Veolia Environnement	6.000%	6/1/18	3,500	3,704

				422,911

Total Corporate Bonds (Cost $3,784,644)				4,008,192

Sovereign Bonds (U.S. Dollar-Denominated) (6.3%)
Asian Development Bank	5.500%	6/27/16	6,900	7,636
Asian Development Bank	5.250%	6/12/17	2,300	2,513
Asian Development Bank	5.593%	7/16/18	1,975	2,136
Brazilian Government International Bond	7.875%	3/7/15	10,000	11,669
Brazilian Government International Bond	6.000%	1/17/17	23,575	25,225
2 Brazilian Government International Bond	8.000%	1/15/18	14,450	16,473
Brazilian Government International Bond	5.875%	1/15/19	2,450	2,603
China Development Bank Corp.	5.000%	10/15/15	3,450	3,721
Corp Andina de Fomento	8.125%	6/4/19	5,500	6,281

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Corp. Andina de Fomento	5.750%	1/12/17	5,025	5,017
Development Bank of Japan	4.250%	6/9/15	2,325	2,408
Development Bank of Japan	5.125%	2/1/17	3,700	3,969
Eksportfinans ASA	5.500%	5/25/16	3,125	3,362
Eksportfinans ASA	5.500%	6/26/17	4,600	4,878
European Investment Bank	4.875%	2/16/16	9,250	9,905
European Investment Bank	5.125%	9/13/16	11,550	12,642
European Investment Bank	4.875%	1/17/17	14,975	16,020
European Investment Bank	5.125%	5/30/17	21,650	23,446
Export-Import Bank of Korea	5.875%	1/14/15	3,300	3,548
Export-Import Bank of Korea	5.125%	3/16/15	6,000	6,148
Hungary Government International Bond	4.750%	2/3/15	5,350	5,258
Hydro Quebec	7.500%	4/1/16	2,500	2,958
Inter-American Development Bank	4.250%	9/14/15	9,420	9,863
Inter-American Development Bank	5.125%	9/13/16	6,700	7,312
Inter-American Development Bank	3.875%	9/17/19	4,400	4,359
International Bank for Reconstruction & Development	5.000%	4/1/16	9,375	10,115
Israel Government International Bond	5.500%	11/9/16	4,025	4,321
Israel Government International Bond	5.125%	3/26/19	9,200	9,347
Italian Republic	4.500%	1/21/15	5,650	6,003
Italian Republic	4.750%	1/25/16	13,275	13,787
Italian Republic	5.250%	9/20/16	25,700	27,377
Italian Republic	5.375%	6/12/17	425	456
Japan Finance Organization for Municipalities	4.625%	4/21/15	5,600	5,867
Japan Finance Organization for Municipalities	5.000%	5/16/17	3,800	3,994
Kreditanstalt fuer Wiederaufbau	5.125%	3/14/16	19,375	21,129
Kreditanstalt fuer Wiederaufbau	4.875%	1/17/17	3,000	3,162
^ Kreditanstalt fuer Wiederaufbau	4.375%	3/15/18	17,700	17,989
Kreditanstalt fuer Wiederaufbau	4.500%	7/16/18	18,175	18,645
Kreditanstalt fuer Wiederaufbau	4.875%	6/17/19	7,150	7,565
Landwirtschaftliche Rentenbank	4.875%	11/16/15	6,525	6,988
Landwirtschaftliche Rentenbank	5.125%	2/1/17	8,775	9,329
Mexico Government International Bond	6.625%	3/3/15	11,825	13,148
Mexico Government International Bond	11.375%	9/15/16	1,725	2,382
Mexico Government International Bond	5.625%	1/15/17	20,800	21,813
Nordic Investment Bank	5.000%	2/1/17	7,650	8,182
Oesterreichische Kontrollbank AG	4.500%	3/9/15	2,600	2,706
Oesterreichische Kontrollbank AG	4.875%	2/16/16	5,000	5,283
Oesterreichische Kontrollbank AG	5.000%	4/25/17	6,425	6,694
Pemex Project Funding Master Trust	5.750%	3/1/18	14,400	14,504
Peruvian Government International Bond	9.875%	2/6/15	8,075	10,195
Peruvian Government International Bond	8.375%	5/3/16	2,000	2,423
Peruvian Government International Bond	7.125%	3/30/19	3,400	3,910
Petrobras International Finance Co.	6.125%	10/6/16	8,475	9,097
Petrobras International Finance Co.	5.875%	3/1/18	6,325	6,402
Petrobras International Finance Co.	8.375%	12/10/18	1,500	1,776
Petrobras International Finance Co.	7.875%	3/15/19	11,950	13,793
3 Petroleos Mexicanos	4.875%	3/15/15	5,350	5,303
Petroleos Mexicanos	8.000%	5/3/19	7,875	9,095
Poland Government International Bond	5.000%	10/19/15	4,500	4,725
Poland Government International Bond	6.375%	7/15/19	17,050	18,542
Province of Manitoba Canada	4.900%	12/6/16	4,000	4,194
Province of Ontario Canada	4.750%	1/19/16	12,725	13,319
Province of Ontario Canada	5.450%	4/27/16	7,100	7,720
Province of Ontario Canada	4.000%	10/7/19	5,400	5,153
Province of Quebec Canada	4.600%	5/26/15	4,800	5,010
Province of Quebec Canada	5.125%	11/14/16	8,975	9,661
Province of Quebec Canada	4.625%	5/14/18	5,900	5,977
Republic of Korea	7.125%	4/16/19	6,550	7,527
South Africa Government International Bond	6.875%	5/27/19	9,150	10,271
Svensk Exportkredit AB	5.125%	3/1/17	6,250	6,609
United Mexican States	5.950%	3/19/19	11,500	12,161
Total Sovereign Bonds (Cost $582,711)				612,999

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Taxable Municipal Bonds (0.2%)
Board of Trustees of The Leland Stanford Junior
University	3.625%	5/1/14	2,500	2,573
Board of Trustees of The Leland Stanford Junior
University	4.250%	5/1/16	800	818
Board of Trustees of The Leland Stanford Junior
University	4.750%	5/1/19	800	810
California GO	5.950%	4/1/16	2,800	2,824
California GO	6.200%	10/1/19	3,925	3,821
Dartmouth College	4.750%	6/1/19	1,000	1,012
Howard Hughes Medical Institute	3.450%	9/1/14	2,750	2,787
Wisconsin GO	4.800%	5/1/13	1,350	1,455

Total Taxable Municipal Bonds (Cost $15,949)				16,100

			Shares

Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
4,5 Vanguard Market Liquidity Fund (Cost $56,243)	0.187%		56,242,980	56,243

Total Investments (99.4%) (Cost $9,303,192)				9,597,047
Other Assets and Liabilities—Net (0.6%)[5]				59,189
Net Assets (100%)				9,656,236

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,386,000.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $72,647,000, representing 0.8% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $2,472,000 of collateral received for securities on loan.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (42.0%)
U.S. Government Securities (37.9%)
	United States Treasury Note/Bond	4.750%	2/15/10	210	211
	United States Treasury Note/Bond	2.625%	5/31/10	825	833
	United States Treasury Note/Bond	1.250%	11/30/10	1,050	1,058
	United States Treasury Note/Bond	1.125%	6/30/11	3,500	3,514
	United States Treasury Note/Bond	2.250%	5/31/14	110	109
	United States Treasury Note/Bond	2.375%	10/31/14	95	94
	United States Treasury Note/Bond	2.750%	2/15/19	1,375	1,266
	United States Treasury Note/Bond	3.625%	8/15/19	325	320
	United States Treasury Note/Bond	3.375%	11/15/19	23,236	22,361
	United States Treasury Note/Bond	8.500%	2/15/20	10	14
	United States Treasury Note/Bond	8.750%	8/15/20	7,205	10,195
	United States Treasury Note/Bond	8.125%	5/15/21	15	20
	United States Treasury Note/Bond	8.125%	8/15/21	15,885	21,795
	United States Treasury Note/Bond	8.000%	11/15/21	90,495	123,271
	United States Treasury Note/Bond	7.250%	8/15/22	395	512
	United States Treasury Note/Bond	7.625%	11/15/22	37,240	49,686
	United States Treasury Note/Bond	7.125%	2/15/23	60,935	78,187
	United States Treasury Note/Bond	6.250%	8/15/23	81,805	97,744
	United States Treasury Note/Bond	7.500%	11/15/24	25,350	33,906
	United States Treasury Note/Bond	7.625%	2/15/25	75	101
	United States Treasury Note/Bond	6.875%	8/15/25	825	1,047
	United States Treasury Note/Bond	6.000%	2/15/26	550	644
	United States Treasury Note/Bond	6.750%	8/15/26	665	839
	United States Treasury Note/Bond	6.500%	11/15/26	800	987
	United States Treasury Note/Bond	6.625%	2/15/27	31,355	39,169
	United States Treasury Note/Bond	6.375%	8/15/27	39,085	47,739
	United States Treasury Note/Bond	6.125%	11/15/27	10,450	12,452
	United States Treasury Note/Bond	5.500%	8/15/28	12,755	14,220
	United States Treasury Note/Bond	5.250%	11/15/28	960	1,041
	United States Treasury Note/Bond	5.250%	2/15/29	250	271
	United States Treasury Note/Bond	6.125%	8/15/29	37,805	45,407
	United States Treasury Note/Bond	6.250%	5/15/30	5,630	6,882
	United States Treasury Note/Bond	5.375%	2/15/31	47,370	52,374
	United States Treasury Note/Bond	4.500%	2/15/36	20	20
	United States Treasury Note/Bond	4.750%	2/15/37	5,475	5,599
	United States Treasury Note/Bond	5.000%	5/15/37	52,325	55,612
	United States Treasury Note/Bond	4.375%	2/15/38	55,848	53,657
	United States Treasury Note/Bond	4.500%	5/15/38	69,685	68,302
	United States Treasury Note/Bond	3.500%	2/15/39	65,783	53,942
	United States Treasury Note/Bond	4.250%	5/15/39	101,853	95,614
	United States Treasury Note/Bond	4.500%	8/15/39	87,821	85,914
	United States Treasury Note/Bond	4.375%	11/15/39	825	790
					1,087,719
Agency Bonds and Notes (4.1%)
1	Federal Home Loan Banks	5.250%	12/11/20	1,500	1,602
1	Federal Home Loan Banks	5.625%	6/11/21	3,000	3,286
1	Federal Home Loan Banks	5.625%	3/14/36	1,000	1,021
1	Federal Home Loan Banks	5.500%	7/15/36	3,750	3,848
1	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	7,700	9,250
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	12,125	14,850
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	4,525	5,267
1	Federal National Mortgage Assn.	6.250%	5/15/29	8,300	9,560
1	Federal National Mortgage Assn.	7.125%	1/15/30	12,075	15,271
1	Federal National Mortgage Assn.	7.250%	5/15/30	6,635	8,503
1	Federal National Mortgage Assn.	6.625%	11/15/30	3,300	3,977
1	Federal National Mortgage Assn.	5.625%	7/15/37	7,325	7,717
1	Federal National Mortgage Assn.	6.210%	8/6/38	1,000	1,120
	Israel Government AID Bond	5.500%	9/18/23	1,375	1,466
	Israel Government AID Bond	5.500%	12/4/23	5,325	5,654
	Israel Government AID Bond	5.500%	4/26/24	2,900	3,080
	Private Export Funding Corp.	4.300%	12/15/21	1,075	1,007

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Resolution Funding Corp.	8.625%	1/15/21	850	1,130
1	Tennessee Valley Authority	6.750%	11/1/25	4,500	5,163
1	Tennessee Valley Authority	7.125%	5/1/30	1,250	1,534
1	Tennessee Valley Authority	4.650%	6/15/35	2,825	2,500
1	Tennessee Valley Authority	5.880%	4/1/36	1,000	1,073
1	Tennessee Valley Authority	5.980%	4/1/36	1,000	1,087
1	Tennessee Valley Authority	6.150%	1/15/38	2,450	2,739
1	Tennessee Valley Authority	5.500%	6/15/38	1,175	1,169
1	Tennessee Valley Authority	5.250%	9/15/39	2,175	2,141
1	Tennessee Valley Authority	4.875%	1/15/48	2,500	2,239
1	Tennessee Valley Authority	5.375%	4/1/56	1,850	1,825
					119,079

Total U.S. Government and Agency Obligations (Cost $1,221,654)					1,206,798

Asset-Backed/Commercial Mortgage-Backed Security (0.1%)
2	PSE&G Transition Funding LLC	6.890%	12/15/17	2,500	2,905

Corporate Bonds (46.7%)
Finance (10.1%)
	Banking (6.1%)
2	Abbey National Capital Trust I	8.963%	12/29/49	500	492
	Abbey National PLC	7.950%	10/26/29	3,700	4,122
	American Express Co.	8.150%	3/19/38	1,950	2,415
	Bank of America Corp.	6.800%	3/15/28	375	366
	Bank of America Corp.	6.500%	9/15/37	1,600	1,555
	Bank of America NA	6.000%	10/15/36	3,375	3,263
	Bank One Corp.	7.750%	7/15/25	2,000	2,266
	Bank One Corp.	7.625%	10/15/26	4,350	4,943
	BB&T Capital Trust II	6.750%	6/7/36	3,325	3,099
2	BB&T Capital Trust IV	6.820%	6/12/57	650	586
	Capital One Capital III	7.686%	8/15/36	1,700	1,496
	Capital One Capital IV	6.745%	2/17/37	1,100	913
	Capital One Capital V	10.250%	8/15/39	2,000	2,331
	Capital One Capital VI	8.875%	5/15/40	2,000	2,130
2,3	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	450	439
	Citigroup Inc.	6.625%	6/15/32	2,750	2,551
	Citigroup Inc.	5.875%	2/22/33	1,825	1,532
	Citigroup Inc.	6.000%	10/31/33	2,625	2,220
	Citigroup Inc.	5.850%	12/11/34	2,300	1,981
	Citigroup Inc.	6.125%	8/25/36	4,225	3,604
	Citigroup Inc.	5.875%	5/29/37	2,100	1,871
	Citigroup Inc.	6.875%	3/5/38	6,350	6,342
	Citigroup Inc.	8.125%	7/15/39	5,275	6,022
2	Comerica Capital Trust II	6.576%	2/20/37	1,500	1,200
	Compass Bank	5.900%	4/1/26	1,075	890
3	Corestates Capital I	8.000%	12/15/26	2,300	2,277
	Credit Suisse USA Inc.	7.125%	7/15/32	2,100	2,469
	Fifth Third Bancorp	8.250%	3/1/38	2,825	2,654
	First Union Institutional Capital I	8.040%	12/1/26	500	499
	FleetBoston Financial Corp.	6.875%	1/15/28	400	395
	Goldman Sachs Capital I	6.345%	2/15/34	7,350	6,853
	Goldman Sachs Group Inc.	5.750%	10/1/16	75	79
	Goldman Sachs Group Inc.	5.950%	1/15/27	4,050	3,901
	Goldman Sachs Group Inc.	6.125%	2/15/33	5,150	5,272
	Goldman Sachs Group Inc.	6.450%	5/1/36	875	862
	Goldman Sachs Group Inc.	6.750%	10/1/37	11,025	11,255
	HSBC Bank USA NA	5.875%	11/1/34	4,100	3,959
	HSBC Bank USA NA	5.625%	8/15/35	5,300	4,857
	HSBC Holdings PLC	7.625%	5/17/32	1,050	1,138
	HSBC Holdings PLC	7.350%	11/27/32	200	218
	HSBC Holdings PLC	6.500%	5/2/36	2,925	3,063
	HSBC Holdings PLC	6.500%	9/15/37	4,075	4,260
	HSBC Holdings PLC	6.800%	6/1/38	2,850	3,083

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JP Morgan Chase Capital XV	5.875%	3/15/35	2,350	2,080
JP Morgan Chase Capital XVII	5.850%	8/1/35	425	368
JP Morgan Chase Capital XX	6.550%	9/29/36	3,375	3,121
JP Morgan Chase Capital XXII	6.450%	2/2/37	3,075	2,824
JP Morgan Chase Capital XXV	6.800%	10/1/37	2,850	2,820
JPMorgan Chase & Co.	6.400%	5/15/38	4,750	5,232
JPMorgan Chase Capital XXVII	7.000%	11/1/39	1,550	1,574
KeyBank NA	6.950%	2/1/28	143	124
Merrill Lynch & Co. Inc.	6.220%	9/15/26	4,775	4,539
Merrill Lynch & Co. Inc.	6.110%	1/29/37	3,500	3,205
Merrill Lynch & Co. Inc.	7.750%	5/14/38	4,500	4,958
Morgan Stanley	6.250%	8/9/26	2,850	2,928
Morgan Stanley	7.250%	4/1/32	1,150	1,329
Regions Bank	6.450%	6/26/37	2,000	1,480
SunTrust Capital VIII	6.100%	12/15/36	2,004	1,391
UBS AG	7.000%	10/15/15	1,000	1,061
UBS AG	7.375%	6/15/17	550	577
USB Capital XIII Trust	6.625%	12/15/39	1,025	1,030
Wachovia Bank NA	5.850%	2/1/37	3,175	3,068
Wachovia Bank NA	6.600%	1/15/38	4,625	4,879
Wachovia Corp.	6.605%	10/1/25	725	695
Wachovia Corp.	7.500%	4/15/35	150	156
Wachovia Corp.	5.500%	8/1/35	4,000	3,579
Wachovia Corp.	6.550%	10/15/35	125	117
Wells Fargo & Co.	5.375%	2/7/35	2,450	2,278
Wells Fargo Bank NA	5.950%	8/26/36	1,475	1,421
Wells Fargo Capital X	5.950%	12/15/36	1,650	1,436
Brokerage (0.1%)
Jefferies Group Inc.	6.450%	6/8/27	1,500	1,261
Jefferies Group Inc.	6.250%	1/15/36	1,400	1,110
Finance Companies (1.4%)
General Electric Capital Corp.	6.750%	3/15/32	19,675	20,048
General Electric Capital Corp.	6.150%	8/7/37	5,600	5,312
General Electric Capital Corp.	5.875%	1/14/38	9,925	9,207
General Electric Capital Corp.	6.875%	1/10/39	5,525	5,694
SLM Corp.	5.625%	8/1/33	1,950	1,483
Insurance (2.5%)
ACE Capital Trust II	9.700%	4/1/30	850	971
ACE INA Holdings Inc.	6.700%	5/15/36	1,500	1,684
AEGON Funding Co. LLC	5.750%	12/15/20	1,000	929
Aetna Inc.	6.625%	6/15/36	1,850	1,861
Aetna Inc.	6.750%	12/15/37	1,200	1,258
Aflac Inc.	6.900%	12/17/39	575	566
Allstate Corp.	6.125%	12/15/32	1,250	1,241
Allstate Corp.	5.350%	6/1/33	1,950	1,832
Allstate Corp.	5.550%	5/9/35	1,700	1,606
2 Allstate Corp.	6.500%	5/15/57	1,500	1,255
American International Group Inc.	6.250%	5/1/36	2,150	1,578
AON Corp.	8.205%	1/1/27	1,175	1,177
Arch Capital Group Ltd.	7.350%	5/1/34	625	605
Assurant Inc.	6.750%	2/15/34	1,200	1,073
AXA SA	8.600%	12/15/30	3,700	4,201
Chubb Corp.	6.000%	5/11/37	1,675	1,733
Chubb Corp.	6.500%	5/15/38	1,375	1,503
CIGNA Corp.	7.875%	5/15/27	500	500
CIGNA Corp.	6.150%	11/15/36	525	458
Cincinnati Financial Corp.	6.920%	5/15/28	1,000	936
Cincinnati Financial Corp.	6.125%	11/1/34	850	753
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	700	615
Genworth Financial Inc.	6.500%	6/15/34	825	670
Hartford Financial Services Group Inc.	5.950%	10/15/36	450	371
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,400	1,105
Humana Inc.	8.150%	6/15/38	250	238

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lincoln National Corp.	6.150%	4/7/36	1,475	1,297
Loews Corp.	6.000%	2/1/35	800	753
MetLife Inc.	6.500%	12/15/32	3,000	3,176
MetLife Inc.	6.375%	6/15/34	1,150	1,232
MetLife Inc.	5.700%	6/15/35	975	965
MetLife Inc.	6.400%	12/15/36	3,750	3,282
Nationwide Financial Services	6.750%	5/15/37	1,000	777
Principal Financial Group Inc.	6.050%	10/15/36	1,700	1,501
Progressive Corp.	6.625%	3/1/29	1,625	1,659
Protective Life Corp.	8.450%	10/15/39	600	579
Prudential Financial Inc.	5.750%	7/15/33	1,000	902
Prudential Financial Inc.	5.400%	6/13/35	1,000	856
Prudential Financial Inc.	5.900%	3/17/36	1,500	1,392
Prudential Financial Inc.	5.700%	12/14/36	2,975	2,683
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,850	1,826
Swiss Re Solutions Holding Corp.	7.750%	6/15/30	400	406
Transatlantic Holdings Inc.	8.000%	11/30/39	800	802
Travelers Cos. Inc.	6.750%	6/20/36	1,000	1,110
Travelers Cos. Inc.	6.250%	6/15/37	1,825	1,918
Travelers Property Casualty Corp.	6.375%	3/15/33	1,500	1,584
UnitedHealth Group Inc.	5.800%	3/15/36	1,300	1,161
UnitedHealth Group Inc.	6.500%	6/15/37	1,200	1,175
UnitedHealth Group Inc.	6.625%	11/15/37	1,075	1,091
UnitedHealth Group Inc.	6.875%	2/15/38	3,900	4,044
WellPoint Inc.	5.950%	12/15/34	1,300	1,231
WellPoint Inc.	5.850%	1/15/36	2,475	2,314
WellPoint Inc.	6.375%	6/15/37	800	810
XL Capital Ltd.	6.375%	11/15/24	1,150	1,041
XL Capital Ltd.	6.250%	5/15/27	700	632
				291,026
Industrial (28.6%)
Basic Industry (1.9%)
Alcoa Inc.	5.870%	2/23/22	1,250	1,161
Alcoa Inc.	5.900%	2/1/27	3,525	3,147
Alcoa Inc.	6.750%	1/15/28	850	817
ArcelorMittal	7.000%	10/15/39	2,000	2,110
Barrick Australian Finance Pty Ltd.	5.950%	10/15/39	1,525	1,488
Barrick North America Finance LLC	7.500%	9/15/38	1,225	1,412
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	500	542
Dow Chemical Co.	7.375%	11/1/29	2,925	3,178
Dow Chemical Co.	9.400%	5/15/39	850	1,133
Eastman Chemical Co.	7.250%	1/15/24	1,300	1,409
Eastman Chemical Co.	7.600%	2/1/27	300	329
EI du Pont de Nemours & Co.	4.625%	1/15/20	1,850	1,813
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,175	1,277
International Paper Co.	7.500%	8/15/21	2,700	3,014
International Paper Co.	7.300%	11/15/39	2,250	2,382
Lubrizol Corp.	6.500%	10/1/34	900	924
Monsanto Co.	5.500%	8/15/25	1,350	1,345
Monsanto Co.	5.875%	4/15/38	650	677
Newmont Mining Corp.	5.875%	4/1/35	1,250	1,193
Newmont Mining Corp.	6.250%	10/1/39	2,325	2,329
Nucor Corp.	6.400%	12/1/37	1,150	1,242
Placer Dome Inc.	6.450%	10/15/35	700	701
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,350	1,322
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	900	887
Reliance Steel & Aluminum Co.	6.850%	11/15/36	350	300
Rio Tinto Alcan Inc.	5.750%	6/1/35	1,250	1,196
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	3,650	4,090
2 Rohm & Haas Holdings Ltd.	9.800%	4/15/20	289	322
Southern Copper Corp.	7.500%	7/27/35	2,500	2,414
Vale Inco Ltd.	7.200%	9/15/32	1,050	1,052
Vale Overseas Ltd.	8.250%	1/17/34	1,225	1,411

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vale Overseas Ltd.	6.875%	11/21/36	5,625	5,672
Vale Overseas Ltd.	6.875%	11/10/39	1,925	1,932
Capital Goods (2.0%)
3M Co.	6.375%	2/15/28	500	554
3M Co.	5.700%	3/15/37	1,550	1,626
Boeing Co.	4.875%	2/15/20	2,350	2,359
Boeing Co.	8.750%	8/15/21	300	388
Boeing Co.	8.750%	9/15/31	850	1,129
Boeing Co.	6.125%	2/15/33	925	960
Boeing Co.	6.625%	2/15/38	1,050	1,165
Boeing Co.	6.875%	3/15/39	250	292
Boeing Co.	5.875%	2/15/40	925	958
Caterpillar Inc.	6.625%	7/15/28	1,575	1,753
Caterpillar Inc.	7.300%	5/1/31	1,200	1,426
Caterpillar Inc.	6.050%	8/15/36	1,700	1,804
Caterpillar Inc.	6.950%	5/1/42	1,425	1,561
Deere & Co.	5.375%	10/16/29	1,225	1,223
Deere & Co.	8.100%	5/15/30	1,000	1,275
Deere & Co.	7.125%	3/3/31	200	237
Dover Corp.	5.375%	10/15/35	350	342
Dover Corp.	6.600%	3/15/38	800	908
Embraer Overseas Ltd.	6.375%	1/15/20	1,100	1,096
Emerson Electric Co.	4.250%	11/15/20	575	558
Emerson Electric Co.	6.000%	8/15/32	400	421
Emerson Electric Co.	6.125%	4/15/39	825	887
Emerson Electric Co.	5.250%	11/15/39	575	555
Goodrich Corp.	6.800%	7/1/36	1,000	1,084
Honeywell International Inc.	5.700%	3/15/36	775	798
Honeywell International Inc.	5.700%	3/15/37	1,425	1,458
Lafarge SA	7.125%	7/15/36	2,225	2,346
Lockheed Martin Corp.	7.750%	5/1/26	150	180
Lockheed Martin Corp.	6.150%	9/1/36	4,575	4,865
Lockheed Martin Corp.	5.500%	11/15/39	1,200	1,185
Northrop Grumman Systems Corp.	7.750%	2/15/31	2,315	2,849
Pactiv Corp.	7.950%	12/15/25	1,000	1,077
Parker Hannifin Corp.	6.250%	5/15/38	725	780
Raytheon Co.	4.400%	2/15/20	1,350	1,335
Raytheon Co.	7.200%	8/15/27	400	474
3 Republic Services Inc.	5.250%	11/15/21	2,525	2,473
Republic Services Inc.	6.086%	3/15/35	225	214
Rockwell Automation Inc.	6.700%	1/15/28	300	318
Rockwell Automation Inc.	6.250%	12/1/37	1,100	1,139
United Technologies Corp.	6.700%	8/1/28	250	281
United Technologies Corp.	7.500%	9/15/29	1,875	2,282
United Technologies Corp.	5.400%	5/1/35	3,350	3,334
United Technologies Corp.	6.050%	6/1/36	975	1,039
United Technologies Corp.	6.125%	7/15/38	250	269
Waste Management Inc.	7.100%	8/1/26	800	866
Waste Management Inc.	7.000%	7/15/28	2,000	2,178
Waste Management Inc.	7.750%	5/15/32	875	1,028
Waste Management Inc.	6.125%	11/30/39	500	503
Communication (7.8%)
Alltel Corp.	7.875%	7/1/32	3,025	3,641
America Movil SAB de CV	6.375%	3/1/35	1,800	1,871
America Movil SAB de CV	6.125%	11/15/37	1,200	1,201
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,000	971
AT&T Corp.	8.000%	11/15/31	4,350	5,319
AT&T Inc.	6.450%	6/15/34	7,750	7,957
AT&T Inc.	6.500%	9/1/37	3,350	3,471
AT&T Inc.	6.300%	1/15/38	6,050	6,158
AT&T Inc.	6.400%	5/15/38	825	854
AT&T Inc.	6.550%	2/15/39	6,600	6,969
AT&T Mobility LLC	7.125%	12/15/31	2,425	2,728

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bellsouth Capital Funding Corp.	7.875%	2/15/30	4,250	4,830
BellSouth Corp.	6.875%	10/15/31	1,275	1,325
BellSouth Corp.	6.550%	6/15/34	1,475	1,478
BellSouth Corp.	6.000%	11/15/34	1,480	1,427
BellSouth Telecommunications Inc.	6.375%	6/1/28	4,140	4,113
British Telecommunications PLC	9.625%	12/15/30	5,350	6,856
CBS Corp.	7.875%	7/30/30	2,815	3,038
CBS Corp.	5.500%	5/15/33	225	188
CenturyTel Inc.	6.875%	1/15/28	550	512
CenturyTel Inc.	7.600%	9/15/39	950	980
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	3,198	4,165
Comcast Corp.	5.650%	6/15/35	1,000	944
Comcast Corp.	6.500%	11/15/35	7,025	7,262
Comcast Corp.	6.450%	3/15/37	4,375	4,497
Comcast Corp.	6.950%	8/15/37	1,875	2,050
Comcast Corp.	6.400%	5/15/38	2,600	2,667
Deutsche Telekom International Finance BV	8.750%	6/15/30	8,825	11,442
Embarq Corp.	7.995%	6/1/36	3,000	3,266
France Telecom SA	8.500%	3/1/31	5,550	7,374
Grupo Televisa SA	6.625%	3/18/25	1,600	1,581
Grupo Televisa SA	8.500%	3/11/32	250	293
3 Grupo Televisa SA	6.625%	1/15/40	1,250	1,226
GTE Corp.	8.750%	11/1/21	900	1,117
GTE Corp.	6.940%	4/15/28	2,275	2,360
Koninklijke KPN NV	8.375%	10/1/30	1,825	2,301
McGraw-Hill Cos. Inc.	6.550%	11/15/37	1,150	1,123
New Cingular Wireless Services Inc.	8.750%	3/1/31	4,875	6,304
News America Holdings Inc.	8.150%	10/17/36	1,225	1,372
News America Holdings Inc.	7.750%	12/1/45	1,225	1,383
News America Inc.	6.550%	3/15/33	225	234
News America Inc.	6.200%	12/15/34	6,850	6,819
News America Inc.	6.400%	12/15/35	5,750	5,908
3 News America Inc.	6.900%	8/15/39	975	1,062
Pacific Bell Telephone Co.	7.125%	3/15/26	550	605
Qwest Corp.	7.500%	6/15/23	2,300	2,162
Qwest Corp.	6.875%	9/15/33	3,050	2,638
Rogers Communications Inc.	7.500%	8/15/38	675	792
TCI Communications Inc.	7.875%	2/15/26	2,200	2,491
Telecom Italia Capital SA	6.375%	11/15/33	4,025	3,971
Telecom Italia Capital SA	6.000%	9/30/34	800	752
Telecom Italia Capital SA	7.200%	7/18/36	1,625	1,749
Telecom Italia Capital SA	7.721%	6/4/38	2,700	3,111
Telefonica Emisiones SAU	7.045%	6/20/36	4,475	5,101
Telefonica Europe BV	8.250%	9/15/30	2,500	3,132
Thomson Reuters Corp.	5.500%	8/15/35	900	860
Time Warner Cable Inc.	5.000%	2/1/20	3,000	2,917
Time Warner Cable Inc.	6.550%	5/1/37	3,800	3,880
Time Warner Cable Inc.	7.300%	7/1/38	2,500	2,763
Time Warner Cable Inc.	6.750%	6/15/39	3,675	3,852
Time Warner Entertainment Co. LP	8.375%	3/15/23	2,733	3,267
Time Warner Entertainment Co. LP	8.375%	7/15/33	1,950	2,325
United States Cellular Corp.	6.700%	12/15/33	950	929
Verizon Communications Inc.	5.850%	9/15/35	2,775	2,697
Verizon Communications Inc.	6.250%	4/1/37	2,425	2,478
Verizon Communications Inc.	6.400%	2/15/38	5,250	5,544
Verizon Communications Inc.	6.900%	4/15/38	1,625	1,802
Verizon Communications Inc.	8.950%	3/1/39	2,025	2,759
Verizon Communications Inc.	7.350%	4/1/39	1,850	2,153
Verizon Global Funding Corp.	7.750%	12/1/30	6,825	8,068
Verizon Maryland Inc.	5.125%	6/15/33	500	390
Verizon New England Inc.	7.875%	11/15/29	400	436
Verizon New York Inc.	7.375%	4/1/32	650	686
Vodafone Group PLC	7.875%	2/15/30	1,000	1,199
Vodafone Group PLC	6.250%	11/30/32	200	201

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone Group PLC	6.150%	2/27/37	4,975	5,152
Consumer Cyclical (3.2%)
CVS Caremark Corp.	6.250%	6/1/27	3,500	3,561
CVS Caremark Corp.	6.125%	9/15/39	2,925	2,881
Daimler Finance North America LLC	8.500%	1/18/31	3,450	4,196
Darden Restaurants Inc.	6.800%	10/15/37	850	879
Historic TW Inc.	9.150%	2/1/23	1,230	1,503
Historic TW Inc.	6.625%	5/15/29	6,975	7,318
Home Depot Inc.	5.875%	12/16/36	6,100	5,892
Johnson Controls Inc.	6.000%	1/15/36	475	408
Kohl's Corp.	6.000%	1/15/33	400	406
Kohl's Corp.	6.875%	12/15/37	1,000	1,135
Lowe's Cos. Inc.	6.875%	2/15/28	550	617
Lowe's Cos. Inc.	6.500%	3/15/29	1,800	1,981
Lowe's Cos. Inc.	5.800%	10/15/36	2,250	2,301
McDonald's Corp.	6.300%	10/15/37	1,750	1,917
McDonald's Corp.	6.300%	3/1/38	875	964
McDonald's Corp.	5.700%	2/1/39	1,625	1,668
Nordstrom Inc.	6.950%	3/15/28	300	325
Nordstrom Inc.	7.000%	1/15/38	1,200	1,329
Target Corp.	7.000%	7/15/31	1,800	2,055
Target Corp.	6.350%	11/1/32	3,000	3,213
Target Corp.	6.500%	10/15/37	3,525	3,897
Target Corp.	7.000%	1/15/38	1,450	1,691
Time Warner Cos. Inc.	7.570%	2/1/24	500	545
Time Warner Cos. Inc.	6.950%	1/15/28	1,000	1,071
Time Warner Inc.	7.625%	4/15/31	5,185	6,061
Time Warner Inc.	7.700%	5/1/32	1,865	2,179
VF Corp.	6.450%	11/1/37	1,500	1,573
Viacom Inc.	6.875%	4/30/36	3,850	4,088
Wal-Mart Stores Inc.	5.875%	4/5/27	4,025	4,339
Wal-Mart Stores Inc.	7.550%	2/15/30	4,425	5,529
Wal-Mart Stores Inc.	5.250%	9/1/35	4,900	4,875
Wal-Mart Stores Inc.	6.500%	8/15/37	3,775	4,340
Wal-Mart Stores Inc.	6.200%	4/15/38	3,375	3,745
Walt Disney Co.	7.000%	3/1/32	1,150	1,337
Western Union Co.	6.200%	11/17/36	1,350	1,360
Yum! Brands Inc.	6.875%	11/15/37	1,400	1,517
Consumer Noncyclical (6.2%)
Abbott Laboratories	6.150%	11/30/37	2,225	2,401
Abbott Laboratories	6.000%	4/1/39	2,050	2,184
Altria Group Inc.	9.950%	11/10/38	2,425	3,199
Altria Group Inc.	10.200%	2/6/39	3,450	4,615
Amgen Inc.	6.375%	6/1/37	2,125	2,324
Amgen Inc.	6.400%	2/1/39	3,375	3,711
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	1,875	2,010
Anheuser-Busch Cos. Inc.	5.950%	1/15/33	650	634
Anheuser-Busch Cos. Inc.	5.750%	4/1/36	1,575	1,506
Anheuser-Busch Cos. Inc.	6.450%	9/1/37	650	681
3 Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	5,725	5,820
3 Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	975	1,017
Archer-Daniels-Midland Co.	6.625%	5/1/29	250	274
Archer-Daniels-Midland Co.	7.000%	2/1/31	2,975	3,432
Archer-Daniels-Midland Co.	5.935%	10/1/32	255	259
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,750	2,661
Archer-Daniels-Midland Co.	6.450%	1/15/38	675	751
AstraZeneca PLC	6.450%	9/15/37	6,750	7,567
Baxter International Inc.	6.250%	12/1/37	800	869
Becton Dickinson and Co.	6.000%	5/15/39	1,000	1,067
Bristol-Myers Squibb Co.	7.150%	6/15/23	1,300	1,559
Bristol-Myers Squibb Co.	6.800%	11/15/26	889	1,015
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,900	3,041
Bristol-Myers Squibb Co.	6.125%	5/1/38	1,100	1,199

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bristol-Myers Squibb Co.	6.875%	8/1/97	200	218
Coca-Cola Enterprises Inc.	8.500%	2/1/22	1,075	1,376
Coca-Cola Enterprises Inc.	7.000%	10/1/26	1,175	1,367
Coca-Cola Enterprises Inc.	6.950%	11/15/26	3,475	3,943
Coca-Cola Enterprises Inc.	6.750%	9/15/28	1,675	1,899
ConAgra Foods Inc.	9.750%	3/1/21	129	165
ConAgra Foods Inc.	7.125%	10/1/26	1,150	1,246
ConAgra Foods Inc.	7.000%	10/1/28	175	186
ConAgra Foods Inc.	8.250%	9/15/30	1,150	1,376
Covidien International Finance SA	6.550%	10/15/37	2,325	2,600
CR Bard Inc.	6.700%	12/1/26	500	532
Delhaize America Inc.	9.000%	4/15/31	2,000	2,562
Diageo Capital PLC	5.875%	9/30/36	500	520
Diageo Investment Corp.	7.450%	4/15/35	1,750	2,095
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	600	707
Eli Lilly & Co.	7.125%	6/1/25	1,000	1,171
Eli Lilly & Co.	5.500%	3/15/27	4,300	4,345
Eli Lilly & Co.	5.950%	11/15/37	450	478
Estee Lauder Cos. Inc.	6.000%	5/15/37	1,025	993
Fortune Brands Inc.	5.875%	1/15/36	925	793
Genentech Inc.	5.250%	7/15/35	200	191
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,850	1,775
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	5,200	5,781
HJ Heinz Finance Co.	6.750%	3/15/32	1,625	1,703
Johnson & Johnson	6.950%	9/1/29	2,125	2,560
Johnson & Johnson	4.950%	5/15/33	2,125	2,072
Johnson & Johnson	5.950%	8/15/37	975	1,079
Johnson & Johnson	5.850%	7/15/38	825	893
Kellogg Co.	7.450%	4/1/31	2,850	3,469
Kimberly-Clark Corp.	6.625%	8/1/37	1,975	2,265
Koninklijke Philips Electronics NV	6.875%	3/11/38	2,550	2,895
Kraft Foods Inc.	6.500%	11/1/31	1,650	1,662
Kraft Foods Inc.	7.000%	8/11/37	3,050	3,250
Kraft Foods Inc.	6.875%	2/1/38	1,375	1,442
Kraft Foods Inc.	6.875%	1/26/39	400	420
Kroger Co.	6.150%	1/15/20	2,075	2,221
Kroger Co.	7.700%	6/1/29	375	439
Kroger Co.	8.000%	9/15/29	1,925	2,307
Kroger Co.	7.500%	4/1/31	1,350	1,567
3 Mead Johnson Nutrition Co.	5.900%	11/1/39	675	658
Medtronic Inc.	6.500%	3/15/39	600	674
Merck & Co. Inc.	6.300%	1/1/26	500	551
Merck & Co. Inc.	6.400%	3/1/28	2,200	2,408
Merck & Co. Inc.	5.950%	12/1/28	1,050	1,118
Merck & Co. Inc.	6.500%	12/1/33	775	877
Merck & Co. Inc.	5.750%	11/15/36	300	312
Merck & Co. Inc.	6.550%	9/15/37	3,350	3,844
Merck & Co. Inc.	5.850%	6/30/39	1,850	1,973
Pepsi Bottling Group Inc.	7.000%	3/1/29	2,925	3,404
Pfizer Inc.	7.200%	3/15/39	6,275	7,725
Pharmacia Corp.	6.600%	12/1/28	1,050	1,167
Philip Morris International Inc.	6.375%	5/16/38	3,200	3,461
2 Procter & Gamble - Esop	9.360%	1/1/21	2,083	2,603
Procter & Gamble Co.	6.450%	1/15/26	1,100	1,242
Procter & Gamble Co.	5.800%	8/15/34	100	106
Procter & Gamble Co.	5.550%	3/5/37	4,650	4,785
Quest Diagnostics Inc.	6.950%	7/1/37	925	1,031
Reynolds American Inc.	7.250%	6/15/37	600	605
Safeway Inc.	7.250%	2/1/31	1,331	1,522
Sara Lee Corp.	6.125%	11/1/32	625	598
Sysco Corp.	5.375%	9/21/35	1,000	994
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,700	2,758
Unilever Capital Corp.	5.900%	11/15/32	2,825	2,995
Wyeth	6.450%	2/1/24	2,225	2,487

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wyeth	6.000%	2/15/36	2,275	2,362
Wyeth	5.950%	4/1/37	4,500	4,715
Zimmer Holdings Inc.	5.750%	11/30/39	1,100	1,087
Energy (4.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,000	1,114
Anadarko Finance Co.	7.500%	5/1/31	1,500	1,684
Anadarko Petroleum Corp.	6.450%	9/15/36	5,300	5,517
Anadarko Petroleum Corp.	7.950%	6/15/39	50	62
Apache Corp.	6.000%	1/15/37	2,175	2,300
Apache Finance Canada Corp.	7.750%	12/15/29	650	790
Baker Hughes Inc.	6.875%	1/15/29	1,000	1,112
Burlington Resources Finance Co.	7.200%	8/15/31	1,050	1,181
Burlington Resources Finance Co.	7.400%	12/1/31	1,675	1,917
Cameron International Corp.	7.000%	7/15/38	625	662
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,400	1,579
Canadian Natural Resources Ltd.	6.450%	6/30/33	1,175	1,221
Canadian Natural Resources Ltd.	6.500%	2/15/37	1,975	2,083
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,750	1,808
Canadian Natural Resources Ltd.	6.750%	2/1/39	800	884
3 Cenovus Energy Inc.	6.750%	11/15/39	3,050	3,213
Conoco Funding Co.	7.250%	10/15/31	400	466
ConocoPhillips	6.000%	1/15/20	150	166
ConocoPhillips	5.900%	10/15/32	1,050	1,072
ConocoPhillips	6.500%	2/1/39	4,950	5,505
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	950	945
ConocoPhillips Holding Co.	6.950%	4/15/29	1,775	2,013
Devon Energy Corp.	7.950%	4/15/32	310	391
Devon Financing Corp. ULC	7.875%	9/30/31	3,950	4,912
Diamond Offshore Drilling Inc.	5.700%	10/15/39	1,075	1,054
EnCana Corp.	6.500%	8/15/34	4,825	5,175
EnCana Corp.	6.625%	8/15/37	1,400	1,530
Global Marine Inc.	7.000%	6/1/28	800	839
Halliburton Co.	6.700%	9/15/38	2,700	3,023
Halliburton Co.	7.450%	9/15/39	1,050	1,296
Hess Corp.	7.875%	10/1/29	2,625	3,126
Hess Corp.	7.125%	3/15/33	925	1,031
Hess Corp.	6.000%	1/15/40	2,100	2,090
Husky Energy Inc.	6.800%	9/15/37	1,225	1,282
Kerr-McGee Corp.	6.950%	7/1/24	2,000	2,175
Kerr-McGee Corp.	7.875%	9/15/31	500	571
Lasmo USA Inc.	7.300%	11/15/27	600	708
Marathon Oil Corp.	6.600%	10/1/37	2,200	2,335
Nexen Inc.	7.875%	3/15/32	550	636
Nexen Inc.	5.875%	3/10/35	1,850	1,743
Nexen Inc.	6.400%	5/15/37	3,300	3,285
Nexen Inc.	7.500%	7/30/39	1,525	1,714
Noble Energy Inc.	8.000%	4/1/27	775	865
Petro-Canada	7.875%	6/15/26	150	173
Petro-Canada	7.000%	11/15/28	250	268
Petro-Canada	5.350%	7/15/33	1,650	1,490
Petro-Canada	5.950%	5/15/35	2,500	2,379
Petro-Canada	6.800%	5/15/38	2,275	2,510
Questar Market Resources Inc.	6.800%	3/1/20	625	654
Shell International Finance BV	6.375%	12/15/38	6,100	6,788
Statoil ASA	7.250%	9/23/27	2,500	2,948
Statoil ASA	7.150%	1/15/29	1,000	1,175
Suncor Energy Inc.	7.150%	2/1/32	800	855
Suncor Energy Inc.	5.950%	12/1/34	875	865
Suncor Energy Inc.	6.500%	6/15/38	4,825	5,074
Talisman Energy Inc.	7.250%	10/15/27	450	490
Talisman Energy Inc.	5.850%	2/1/37	2,700	2,565
Tosco Corp.	8.125%	2/15/30	7,500	9,111
Transocean Inc.	7.500%	4/15/31	1,525	1,770

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transocean Inc.	6.800%	3/15/38	1,725	1,915
Valero Energy Corp.	7.500%	4/15/32	950	972
Valero Energy Corp.	6.625%	6/15/37	4,975	4,643
Weatherford International Inc.	6.800%	6/15/37	700	701
Weatherford International Ltd.	6.500%	8/1/36	1,500	1,430
Weatherford International Ltd.	7.000%	3/15/38	1,600	1,623
XTO Energy Inc.	6.100%	4/1/36	1,125	1,221
XTO Energy Inc.	6.750%	8/1/37	3,025	3,556
XTO Energy Inc.	6.375%	6/15/38	2,125	2,396
Technology (1.4%)
Cisco Systems Inc.	4.450%	1/15/20	2,000	1,966
Cisco Systems Inc.	5.900%	2/15/39	4,500	4,540
Cisco Systems Inc.	5.500%	1/15/40	6,350	6,093
Corning Inc.	7.250%	8/15/36	600	612
Dell Inc.	7.100%	4/15/28	500	537
Dell Inc.	6.500%	4/15/38	400	409
Electronic Data Systems LLC	7.450%	10/15/29	375	441
Equifax Inc.	7.000%	7/1/37	600	594
International Business Machines Corp.	7.000%	10/30/25	1,050	1,212
International Business Machines Corp.	6.220%	8/1/27	1,600	1,700
International Business Machines Corp.	6.500%	1/15/28	225	248
International Business Machines Corp.	5.875%	11/29/32	950	983
International Business Machines Corp.	5.600%	11/30/39	3,420	3,452
Microsoft Corp.	5.200%	6/1/39	2,075	2,033
Motorola Inc.	7.500%	5/15/25	225	216
Motorola Inc.	6.500%	9/1/25	1,300	1,129
Motorola Inc.	6.500%	11/15/28	975	843
Motorola Inc.	6.625%	11/15/37	825	712
Nokia Oyj	6.625%	5/15/39	1,575	1,713
Oracle Corp.	6.500%	4/15/38	2,475	2,716
Oracle Corp.	6.125%	7/8/39	2,950	3,108
Pitney Bowes Inc.	5.250%	1/15/37	450	464
Science Applications International Corp.	5.500%	7/1/33	500	447
Tyco Electronics Group SA	7.125%	10/1/37	250	256
Xerox Capital Trust I	8.000%	2/1/27	1,050	1,037
Xerox Corp.	6.750%	12/15/39	950	958
Transportation (1.4%)
Burlington Northern Santa Fe Corp.	7.000%	12/15/25	700	769
Burlington Northern Santa Fe Corp.	7.950%	8/15/30	1,300	1,591
Burlington Northern Santa Fe Corp.	6.200%	8/15/36	775	818
Burlington Northern Santa Fe Corp.	6.150%	5/1/37	1,325	1,385
Canadian National Railway Co.	6.250%	8/1/34	2,450	2,649
Canadian National Railway Co.	6.200%	6/1/36	1,325	1,437
Canadian Pacific Railway Co.	7.125%	10/15/31	2,075	2,188
Con-way Inc.	6.700%	5/1/34	650	509
2 Continental Airlines Inc.	5.983%	4/19/22	2,850	2,743
CSX Corp.	7.950%	5/1/27	675	793
CSX Corp.	6.000%	10/1/36	175	171
CSX Corp.	6.150%	5/1/37	2,025	2,056
CSX Corp.	7.450%	4/1/38	1,600	1,880
2 Delta Air Lines Inc.	6.821%	8/10/22	1,926	1,849
Federal Express Corp.	7.600%	7/1/97	1,000	946
Norfolk Southern Corp.	5.590%	5/17/25	716	698
Norfolk Southern Corp.	7.800%	5/15/27	2,802	3,380
Norfolk Southern Corp.	5.640%	5/17/29	1,898	1,855
Norfolk Southern Corp.	7.050%	5/1/37	1,200	1,416
Norfolk Southern Corp.	7.900%	5/15/97	450	524
Norfolk Southern Railway Co.	9.750%	6/15/20	411	547
2 Southwest Airlines Co. 2007-1 Pass Through Trust 3	6.150%	8/1/22	795	795
Union Pacific Corp.	7.125%	2/1/28	600	664
Union Pacific Corp.	6.625%	2/1/29	1,500	1,617
Union Pacific Corp.	6.150%	5/1/37	1,000	1,029
2 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	934	982

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Parcel Service Inc.	6.200%	1/15/38	3,600	3,994
United Parcel Service of America Inc.	8.375%	4/1/20	500	630
United Parcel Service of America Inc.	8.375%	4/1/30	500	634
				820,284
Utilities (8.0%)
Electric (5.9%)
AEP Texas Central Co.	6.650%	2/15/33	1,950	2,000
Alabama Power Co.	6.125%	5/15/38	1,000	1,069
Alabama Power Co.	6.000%	3/1/39	825	880
Ameren Energy Generating Co.	7.950%	6/1/32	1,750	1,771
American Water Capital Corp.	6.593%	10/15/37	2,025	2,011
Appalachian Power Co.	7.950%	1/15/20	1,200	1,431
Appalachian Power Co.	5.800%	10/1/35	500	472
Appalachian Power Co.	7.000%	4/1/38	1,700	1,896
Baltimore Gas & Electric Co.	6.350%	10/1/36	375	385
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	925	1,017
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,000	991
Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,000	932
Columbus Southern Power Co.	5.850%	10/1/35	800	756
Commonwealth Edison Co.	5.875%	2/1/33	250	250
Commonwealth Edison Co.	5.900%	3/15/36	1,550	1,551
Commonwealth Edison Co.	6.450%	1/15/38	400	428
Connecticut Light & Power Co.	6.350%	6/1/36	750	812
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	1,125	1,075
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	1,875	1,930
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	550	588
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	925	1,004
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,325	1,522
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	825	815
Constellation Energy Group Inc.	7.600%	4/1/32	1,800	1,945
Consumers Energy Co.	5.650%	4/15/20	1,250	1,331
Detroit Edison Co.	5.700%	10/1/37	500	482
Dominion Resources Inc.	6.300%	3/15/33	2,150	2,193
Dominion Resources Inc.	5.950%	6/15/35	1,150	1,152
Dominion Resources Inc.	7.000%	6/15/38	1,050	1,195
DTE Energy Co.	6.375%	4/15/33	800	762
Duke Energy Carolinas LLC	6.000%	12/1/28	1,000	1,007
Duke Energy Carolinas LLC	6.450%	10/15/32	1,050	1,139
Duke Energy Carolinas LLC	6.100%	6/1/37	825	878
Duke Energy Carolinas LLC	6.000%	1/15/38	875	926
Duke Energy Carolinas LLC	6.050%	4/15/38	1,950	2,064
Duke Energy Carolinas LLC	5.300%	2/15/40	1,425	1,376
Duke Energy Indiana Inc.	6.120%	10/15/35	600	607
Duke Energy Indiana Inc.	6.350%	8/15/38	1,000	1,093
El Paso Electric Co.	6.000%	5/15/35	850	760
Energy East Corp.	6.750%	7/15/36	1,425	1,589
Entergy Louisiana LLC	5.400%	11/1/24	1,425	1,391
Exelon Corp.	5.625%	6/15/35	1,975	1,787
Exelon Generation Co. LLC	6.250%	10/1/39	2,675	2,716
FirstEnergy Corp.	7.375%	11/15/31	4,800	5,265
FirstEnergy Solutions Corp.	6.050%	8/15/21	925	943
FirstEnergy Solutions Corp.	6.800%	8/15/39	900	902
Florida Power & Light Co.	5.950%	10/1/33	950	989
Florida Power & Light Co.	5.625%	4/1/34	1,174	1,172
Florida Power & Light Co.	4.950%	6/1/35	150	136
Florida Power & Light Co.	5.400%	9/1/35	1,875	1,815
Florida Power & Light Co.	6.200%	6/1/36	150	161
Florida Power & Light Co.	5.650%	2/1/37	2,150	2,140
Florida Power & Light Co.	5.850%	5/1/37	475	492
Florida Power & Light Co.	5.950%	2/1/38	350	363
Florida Power & Light Co.	5.960%	4/1/39	750	790
Florida Power Corp.	6.350%	9/15/37	2,225	2,397
Florida Power Corp.	6.400%	6/15/38	1,600	1,760

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Georgia Power Co.	5.650%	3/1/37	2,075	2,088
Georgia Power Co.	5.950%	2/1/39	1,250	1,306
Indiana Michigan Power Co.	6.050%	3/15/37	1,775	1,743
Interstate Power & Light Co.	6.250%	7/15/39	975	1,011
Kansas City Power & Light Co.	6.050%	11/15/35	500	464
2 Kansas Gas & Electric	5.647%	3/29/21	1,063	1,046
MidAmerican Energy Co.	6.750%	12/30/31	1,800	2,014
MidAmerican Energy Co.	5.750%	11/1/35	850	840
MidAmerican Energy Co.	5.800%	10/15/36	875	877
Midamerican Energy Holdings Co.	8.480%	9/15/28	300	362
Midamerican Energy Holdings Co.	6.125%	4/1/36	7,475	7,612
Midamerican Energy Holdings Co.	5.950%	5/15/37	2,975	3,001
Midamerican Energy Holdings Co.	6.500%	9/15/37	700	743
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,400	2,843
Nevada Power Co.	6.750%	7/1/37	2,500	2,668
Nisource Finance Corp.	5.450%	9/15/20	725	703
Nisource Finance Corp.	6.125%	3/1/22	750	765
Northern States Power Co.	5.250%	7/15/35	1,175	1,122
Northern States Power Co.	6.250%	6/1/36	525	573
Northern States Power Co.	6.200%	7/1/37	1,050	1,140
Northern States Power Co.	5.350%	11/1/39	625	604
3 Oglethorpe Power Corp.	5.950%	11/1/39	750	741
Ohio Power Co.	6.600%	2/15/33	400	418
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	1,675	1,863
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,025	2,236
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	325	374
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	425	503
Pacific Gas & Electric Co.	6.050%	3/1/34	7,875	8,249
Pacific Gas & Electric Co.	5.800%	3/1/37	2,075	2,105
PacifiCorp	7.700%	11/15/31	400	491
PacifiCorp	5.250%	6/15/35	1,150	1,076
PacifiCorp	5.750%	4/1/37	1,000	1,002
PacifiCorp	6.250%	10/15/37	1,200	1,294
Pennsylvania Electric Co.	5.200%	4/1/20	350	346
Pennsylvania Electric Co.	6.150%	10/1/38	350	339
Pepco Holdings Inc.	7.450%	8/15/32	300	316
Potomac Electric Power Co.	6.500%	11/15/37	1,500	1,658
PPL Electric Utilities Corp.	6.250%	5/15/39	775	814
Progress Energy Inc.	7.750%	3/1/31	1,725	2,039
Progress Energy Inc.	7.000%	10/30/31	925	1,009
Progress Energy Inc.	6.000%	12/1/39	1,800	1,791
PSEG Power LLC	8.625%	4/15/31	400	517
Public Service Co. of Colorado	6.250%	9/1/37	1,025	1,119
Public Service Co. of Colorado	6.500%	8/1/38	500	564
Public Service Co. of Oklahoma	6.625%	11/15/37	300	311
Public Service Electric & Gas Co.	5.250%	7/1/35	675	640
Public Service Electric & Gas Co.	5.800%	5/1/37	2,050	2,097
Puget Sound Energy Inc.	5.483%	6/1/35	825	787
Puget Sound Energy Inc.	6.274%	3/15/37	1,425	1,510
Puget Sound Energy Inc.	5.757%	10/1/39	850	841
San Diego Gas & Electric Co.	5.350%	5/15/35	1,025	992
San Diego Gas & Electric Co.	6.125%	9/15/37	625	672
San Diego Gas & Electric Co.	6.000%	6/1/39	650	694
South Carolina Electric & Gas Co.	6.625%	2/1/32	500	559
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,850	1,758
South Carolina Electric & Gas Co.	6.050%	1/15/38	775	814
Southern California Edison Co.	6.650%	4/1/29	700	761
Southern California Edison Co.	6.000%	1/15/34	975	1,015
Southern California Edison Co.	5.750%	4/1/35	400	403
Southern California Edison Co.	5.350%	7/15/35	3,175	3,032
Southern California Edison Co.	5.550%	1/15/36	100	100
Southern California Edison Co.	5.625%	2/1/36	2,075	2,058
Southern California Edison Co.	5.550%	1/15/37	500	501
Southern California Edison Co.	5.950%	2/1/38	675	710

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tampa Electric Co.	6.550%	5/15/36	450	468
Toledo Edison Co.	7.250%	5/1/20	1,000	1,142
Toledo Edison Co.	6.150%	5/15/37	1,500	1,491
Union Electric Co.	8.450%	3/15/39	625	820
United Utilities PLC	6.875%	8/15/28	375	384
Virginia Electric and Power Co.	6.000%	1/15/36	1,725	1,810
Virginia Electric and Power Co.	6.000%	5/15/37	825	867
Virginia Electric and Power Co.	6.350%	11/30/37	1,000	1,100
Virginia Electric and Power Co.	8.875%	11/15/38	1,200	1,695
Wisconsin Electric Power Co.	5.625%	5/15/33	450	444
Wisconsin Electric Power Co.	5.700%	12/1/36	1,675	1,667
Wisconsin Power & Light Co.	6.375%	8/15/37	950	1,013
Xcel Energy Inc.	6.500%	7/1/36	650	690
Natural Gas (2.0%)
AGL Capital Corp.	6.000%	10/1/34	850	799
DCP Midstream LLC	8.125%	8/16/30	500	547
El Paso Natural Gas Co.	8.375%	6/15/32	1,350	1,596
Enbridge Energy Partners LP	7.500%	4/15/38	525	597
Energy Transfer Partners LP	6.625%	10/15/36	1,625	1,623
Energy Transfer Partners LP	7.500%	7/1/38	775	855
Enterprise Products Operating LLC	6.875%	3/1/33	2,150	2,263
Enterprise Products Operating LLC	6.650%	10/15/34	900	924
Enterprise Products Operating LLC	7.550%	4/15/38	1,125	1,271
Enterprise Products Operating LLC	6.125%	10/15/39	1,500	1,448
KeySpan Corp.	8.000%	11/15/30	1,175	1,377
Kinder Morgan Energy Partners LP	6.850%	2/15/20	2,925	3,267
Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	571
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,000	1,091
Kinder Morgan Energy Partners LP	5.800%	3/15/35	1,675	1,553
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,350	1,361
Kinder Morgan Energy Partners LP	6.950%	1/15/38	1,500	1,600
Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,000	1,008
Oneok Inc.	6.000%	6/15/35	975	916
ONEOK Partners LP	6.650%	10/1/36	2,925	2,967
ONEOK Partners LP	6.850%	10/15/37	200	209
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	1,000	1,005
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,175	1,200
Southern California Gas Co.	5.750%	11/15/35	75	77
Southern Union Co.	7.600%	2/1/24	500	541
Southern Union Co.	8.250%	11/15/29	1,000	1,100
Spectra Energy Capital LLC	6.750%	2/15/32	1,705	1,727
Tennessee Gas Pipeline Co.	7.000%	10/15/28	2,650	2,835
Texas Eastern Transmission LP	7.000%	7/15/32	700	787
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,725	1,661
TransCanada PipeLines Ltd.	5.850%	3/15/36	2,575	2,563
TransCanada PipeLines Ltd.	6.200%	10/15/37	1,250	1,321
TransCanada PipeLines Ltd.	7.250%	8/15/38	200	238
TransCanada PipeLines Ltd.	7.625%	1/15/39	4,625	5,663
Williams Cos. Inc.	7.875%	9/1/21	1,000	1,157
Williams Cos. Inc.	7.500%	1/15/31	3,850	4,156
Williams Cos. Inc.	7.750%	6/15/31	2,750	3,014
Other Utility (0.1%)
Veolia Environnement	6.750%	6/1/38	1,750	1,904

				228,331

Total Corporate Bonds (Cost $1,305,019)				1,339,641

Sovereign Bonds (U.S. Dollar-Denominated) (5.8%)
Asian Development Bank	5.593%	7/16/18	4,000	4,325
Brazilian Government International Bond	8.875%	4/15/24	3,000	3,885
Brazilian Government International Bond	8.750%	2/4/25	8,500	10,965
Brazilian Government International Bond	10.125%	5/15/27	6,700	9,832
Brazilian Government International Bond	8.250%	1/20/34	5,675	7,221

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brazilian Government International Bond	7.125%	1/20/37	6,850	7,842
Brazilian Government International Bond	11.000%	8/17/40	9,900	13,192
Brazilian Government International Bond	5.625%	1/7/41	2,150	2,016
European Investment Bank	4.875%	2/15/36	2,400	2,291
Finland Government International Bond	6.950%	2/15/26	195	232
Hydro Quebec	9.400%	2/1/21	480	656
Hydro Quebec	8.400%	1/15/22	775	1,004
Hydro Quebec	8.050%	7/7/24	5,000	6,124
Hydro Quebec	8.500%	12/1/29	1,200	1,589
Inter-American Development Bank	7.000%	6/15/25	750	890
International Bank for Reconstruction & Development	7.625%	1/19/23	1,807	2,310
International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,379
International Bank for Reconstruction & Development	4.750%	2/15/35	1,025	954
Italian Republic	6.875%	9/27/23	6,600	7,451
Italian Republic	5.375%	6/15/33	5,175	5,067
Korea Electric Power Corp.	7.000%	2/1/27	750	769
Kreditanstalt fuer Wiederaufbau	0.000%	4/18/36	6,200	1,635
Kreditanstalt fuer Wiederaufbau	0.000%	6/29/37	825	197
Mexico Government International Bond	8.125%	12/30/19	5,750	7,026
Mexico Government International Bond	8.300%	8/15/31	1,325	1,639
Mexico Government International Bond	6.750%	9/27/34	12,500	13,247
Pemex Project Funding Master Trust	6.625%	6/15/35	3,900	3,701
Pemex Project Funding Master Trust	6.625%	6/15/38	1,375	1,278
Peruvian Government International Bond	7.350%	7/21/25	4,800	5,496
2 Peruvian Government International Bond	6.550%	3/14/37	5,975	6,214
Petrobras International Finance Co.	5.750%	1/20/20	5,325	5,384
Petrobras International Finance Co.	6.875%	1/20/40	3,100	3,156
Province of British Columbia Canada	6.500%	1/15/26	1,500	1,749
Province of Manitoba Canada	9.250%	4/1/20	1,500	2,051
Province of Nova Scotia Canada	9.125%	5/1/21	1,280	1,707
Province of Quebec Canada	7.500%	7/15/23	600	723
Province of Quebec Canada	7.125%	2/9/24	3,800	4,443
Province of Quebec Canada	7.500%	9/15/29	3,625	4,543
Province of Saskatchewan Canada	7.375%	7/15/13	600	684
Region of Lombardy Italy	5.804%	10/25/32	2,375	2,322
Republic of Korea	5.625%	11/3/25	900	913
South Africa Government International Bond	6.875%	5/27/19	900	1,010
South Africa Government International Bond	5.875%	5/30/22	2,125	2,178
United Mexican States	6.050%	1/11/40	4,400	4,230

Total Sovereign Bonds (Cost $165,505)				165,520

Taxable Municipal Bonds (3.8%)
American Muni. Power Ohio Inc.	6.053%	2/15/43	600	568
Bay Area Toll Auth. CA Toll Bridge Rev.	6.263%	4/1/49	2,750	2,637
Board of Trustees of The Leland Stanford Junior
University	4.750%	5/1/19	1,000	1,012
California GO	7.500%	4/1/34	5,500	5,379
California GO	7.550%	4/1/39	5,800	5,698
California GO	7.300%	10/1/39	4,625	4,371
California GO	7.350%	11/1/39	2,400	2,337
Central Puget Sound WA Regional Transit Auth. Sales
& Use Tax Rev.	5.491%	11/1/39	650	630
Chicago IL Board of Educ. GO	6.138%	12/1/39	700	706
Chicago IL Metro. Water Reclamation Dist. GO	5.720%	12/1/38	1,300	1,304
Chicago IL Transit Auth. Rev.	6.899%	12/1/40	5,500	5,743
Clark County NV Airport Improvement Rev.	6.881%	7/1/42	650	638
Commonwealth Financing Auth. Pennsylvania Rev.	6.218%	6/1/39	800	798
Connecticut GO	5.850%	3/15/32	2,450	2,479
Dallas County Hosp. Dist. GO	5.621%	8/15/44	850	834
Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	1,725	1,771
Denver CO City & County School Dist.	5.664%	12/1/33	525	514
District of Columbia Income Tax Rev.	5.591%	12/1/34	675	657
Emory University	5.625%	9/1/19	1,000	1,076

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Georgia GO	4.503%	11/1/25	825	792
Illinois GO	4.950%	6/1/23	1,700	1,591
Illinois GO	5.100%	6/1/33	18,125	15,150
Illinois State Tollway Highway Auth. Toll Highway Rev.	6.184%	1/1/34	600	609
Illinois State Tollway Highway Auth. Toll Highway Rev.	5.851%	12/1/34	600	583
Johns Hopkins University	5.250%	7/1/19	1,200	1,240
Kansas Dev. Finance Auth. Rev. (Public Employee
Retirement System)	5.501%	5/1/34	500	476
Las Vegas Valley Water Dist. Nevada GO	7.013%	6/1/39	525	554
Los Angeles CA Dept. of Water & Power Rev.	6.008%	7/1/39	775	759
Los Angeles CA USD GO	5.750%	7/1/34	2,900	2,672
Maryland Transp. Auth. Rev.	5.888%	7/1/43	850	855
Massachusetts GO	5.456%	12/1/39	1,900	1,831
Massachusetts School Building Auth. Dedicated Sales
Tax Rev.	5.715%	8/15/39	1,050	1,039
Metro. New York Transp. Auth. Rev.	5.871%	11/15/39	700	665
Metro. Washington DC Airports Auth. Rev.	7.462%	10/1/46	775	786
Missouri Highways & Transp. Comm. State Road Rev.	5.445%	5/1/33	600	574
New Jersey Econ. Dev. Auth.	7.425%	2/15/29	5,250	5,653
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	30	31
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	570	575
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	3,050	3,438
New York City NY GO	5.206%	10/1/31	1,000	920
New York City NY GO	5.985%	12/1/36	625	613
New York City NY Muni. Water Finance Auth. Water &
Sewer System Rev.	5.750%	6/15/41	800	780
New York City NY Transitional Finance Auth. Rev.	5.767%	8/1/36	775	751
New York Metro. Transp. Auth. Rev.	7.336%	11/15/39	1,575	1,759
New York State Dormitory Auth. Rev. (Personal Income
Tax)	5.628%	3/15/39	1,000	954
New York State Urban Dev. Corp. Rev.	5.770%	3/15/39	1,350	1,337
North Texas Tollway Auth. Rev.	6.718%	1/1/49	1,500	1,578
Oregon (Taxable Pension) GO	5.762%	6/1/23	600	609
Oregon (Taxable Pension) GO	5.892%	6/1/27	1,850	1,858
Oregon GO	4.759%	6/30/28	1,850	1,527
Oregon GO	5.528%	6/30/28	1,500	1,443
Pennsylvania Turnpike Comm. Rev.	6.105%	12/1/39	600	615
Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	1,125	1,118
President and Fellows of Harvard College	6.300%	10/1/37	1,000	1,026
Princeton University	5.700%	3/1/39	1,000	1,031
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	600	611
Texas GO	5.517%	4/1/39	2,000	1,951
Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	3,735	2,947
Univ. of California Regents	6.583%	5/15/49	1,075	1,074
Univ. of California Rev.	5.770%	5/15/43	2,000	1,954
Univ. of Texas Permanent Univ. Fund Rev.	5.262%	7/1/39	550	528
Univ. of Texas Permanent Univ. Fund Rev.	6.276%	8/15/41	675	681
Utah GO	4.554%	7/1/24	1,100	1,077
Washington GO	5.481%	8/1/39	650	629
Wisconsin GO	5.700%	5/1/26	900	873
Total Taxable Municipal Bonds (Cost $113,728)				109,269

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
4 Vanguard Market Liquidity Fund (Cost $32,005)	0.187%	32,005,393	32,005

Total Investments (99.5%) (Cost $2,840,411)			2,856,138
Other Assets and Liabilities—Net (0.5%)			13,640
Net Assets (100%)			2,869,778

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $18,926,000, representing 0.7% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
USD—United School District.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the "Funds") as of December 31, 2009 and for the year then ended and have issued our unqualified report thereon dated February 12, 2010. Our audits included audits of the Funds' schedules of investments as of December 31, 2009. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the accompanying schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA
February 12, 2010

© 2010 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA840 022010

Vanguard Inflation-Protected Securities Fund Annual Report

  The various share classes of Vanguard Inflation-Protected Securities Fund returned about 11% for the year as rising expectations of future inflation pushed up prices of inflation-adjusted securities.
  The fund modestly trailed its benchmark index but slightly outpaced its peers.
  Because 2008 ended with deflation and inflation was negligible for most of 2009, the fund made only a small dividend payment in the first quarter of 2009 and no dividend payment in the second and third quarters.

Contents
Your Fund’s Total Returns...............	1
Chairman’s Letter...........................	2
Advisor’s Report.............................	9
Results of Proxy Voting.................	11
Fund Profile.................................	12
Performance Summary................	13
Financial Statements.................	15
About Your Fund’s Expenses..........	27
Glossary.........................................	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	0.74%	1.76%	9.04%	10.80%
Admiral™ Shares	0.87	1.94	9.02	10.96
Institutional Shares	0.90	2.02	9.01	11.03
Barclays Capital U.S. Treasury Inflation
Protected Securities Index				11.41
Treasury Inflation-Protected Securities Funds
Average				10.79
Treasury Inflation-Protected Securities Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Institutional Shares are available for a minimum initial investment of $5 million.

Your Fund’s Performance at a Glance
December 31, 2008 , Through December 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Inflation-Protected Securities Fund
Investor Shares	$11.52	$12.55	$0.214	$0.000
Admiral Shares	22.62	24.65	0.448	0.000
Institutional Shares	9.21	10.04	0.185	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Inflation-Protected Securities Fund returned about 11% for the year ended December 31, 2009. At the start of the year, the difference in yields between 10-year U.S. Treasury inflation-protected securities and conventional Treasuries was negligible, suggesting that investors were expecting very little inflation for the next ten years. But as winter turned to spring and the markets became more optimistic about future economic growth, the difference between the yields of inflation-protected and conventional Treasuries grew, indicating a belief that modest inflation was more likely. The change in sentiment helped to spark a rally in inflation-protected Treasuries.

However, declines in the Consumer Price Index (CPI), largely a result of sharply falling energy prices in late 2008 and early 2009, led to a downward adjustment in the fund’s income distributions. In fact, the fund paid only a small dividend in the first quarter ($0.005 per share for Investor Shares) and no dividend in the second or third quarter. As the CPI stayed mostly in positive territory in 2009, the fund’s Investor Shares were able to pay $0.209 per share in the fourth quarter.

For more on how the fund adjusts for inflation and deflation, see “Investment insight” on page 6.

2

Bond markets calmed down, money market funds endured

Compared with the last months of 2008, when credit markets seized up and investors fled to the safety of conventional U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields.

For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

Impressive stock returns masked lingering uncertainties

For the 12 months, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point in early March. From there, stocks mounted one of their strongest rallies ever—in magnitude and duration—resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2009
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup Three-Month U.S. Treasury Bill Index	0.16	2.22	2.88

Stocks
Russell 1000 Index (Large-caps)	28.43%	-5.36%	0.79%
Russell 2000 Index (Small-caps)	27.17	-6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	-5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	-3.04	6.30

CPI
Consumer Price Index	2.72%	2.28%	2.56%

3

footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

The fund benefited as deflation fears subsided

Early in 2009, fears of a shrinking economy and accompanying deflation loomed over the market. Consumer prices fell by 2.5% between November 2008 and January 2009, and the gap between 5-year inflation-protected Treasuries and their conventional counterparts reflected expectations of sustained deflation for the next five years—a scenario not seen in the United States since the 1930s.

But as the financial crisis eased and the economy seemed to stabilize, expectations resurfaced for at least mild inflation in the future, which spurred the buying of inflation-indexed bonds. For the first time since 2003, the Inflation-Protected Securities Fund posted positive returns in each of the year’s four quarters. As its share price rose, its yield fell, ending the year at 0.74% for Investor Shares.

This rally was similar to what occurred in 2002 when the economy began recovering from the previous recession. Then, as in 2009, inflation-indexed Treasury bonds

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.25%	0.12%	0.09%	0.84%

The fund expense ratios shown are from the prospectus dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.25% for Investor Shares, 0.12% for Admiral Shares, and 0.09% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Peer group: Treasury Inflation-Protected Securities Funds.

4

rose in value as investors reset their inflation expectations upward. The strong performance of inflation-indexed Treasury bonds this past year stood in contrast to that of conventional Treasuries, which had done so well in 2008 as investors fled to their perceived safety. (Inflation-protected Treasury securities are equally credit-worthy, but have not functioned as a similar haven for investors in times of stress.) With investors regaining their appetite for risk as 2009 unfolded, they sold conventional intermediate- and long-term Treasuries and sought higher-yielding alternatives, such as corporate bonds.

This willingness to venture beyond conventional Treasuries was evident in the steadily widening “break-even inflation rate,” a term for the difference in yields between conventional and inflation-protected Treasuries. At year-end 2008, the break-even rate for 10-year bonds reflected the expectation that annual inflation would be less than 1% for the subsequent ten years. By the end of 2009, investors were pricing in inflation of 2.4% per year over the next 10 years.

The change in outlook could be attributed to an economy that resumed growing in the third quarter (according to estimates of the output of U.S. goods and services), the Federal Reserve Board’s historic efforts at stimulating the economy, and the federal government’s increased spending, which will require heavy borrowing.

Total Returns
Inception Through December 31, 2009
Average
Annual Return
Inflation-Protected Securities Fund Investor Shares (Returns since inception: 6/29/2000)	7.14%
Barclays Capital U.S. Treasury Inflation Protected Securities Index	7.38
Treasury Inflation-Protected Securities Funds Average	6.58
Treasury Inflation-Protected Securities Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The returns of the Inflation-Protection Securities Fund for 2009 modestly trailed the return of its benchmark index, in part because the index is not an investment and, unlike a mutual fund, has no operating expenses and in part because the fund did not hold some of the index’s better-performing shorter-term securities. The fund’s returns were just slightly ahead of the average return of peer-group funds.

Investment insight

Why the fund withheld dividends

The income distributions from Vanguard Inflation-Protected Securities Fund are based on the sum of two factors. One is the real yield at which the fund securities were purchased (the “real purchased yield”). The other is the inflation adjustment to the value of these holdings, which is based on monthly changes in the Consumer Price Index. A rise in the index (inflation) increases the principal value of those holdings. Together with the “real purchased yield,” this upward adjustment is distributed as income, as required by the Internal Revenue Service. A decline (deflation) reduces the principal value, partially or fully offsetting the real yield.

As the chart shows, the latter half of 2008 was a period of significantly falling prices, or deflation. Mild inflation reemerged in 2009, but the CPI turned slightly negative during two separate months. The inflation-related adjustments to the value of inflation-indexed securities are made with a two-month lag, so the deflation experienced in late 2008 offset enough of the “real purchased yield” accrued by the fund in 2009 that the fund distributed no income in the second and third quarters. The fund accrued sufficient income to pay a dividend in December.

Consumer Price Index: Monthly inflation and deflation, July 2008–December 2009

6

The fund’s long-term record is impressive from several perspectives

Since its June 2000 inception, the Inflation-Protected Securities Fund has returned an average of 7.14% a year for Investor Shares, outdistancing the returns of both the broad bond market and the stock market. The past decade, of course, began and ended with two historic periods of tumult in the financial markets, times in which government debt securities often get a boost. The fund has captured most of the return available from the growing market for inflation-protected securities, trailing its benchmark index by an amount nearly consistent with its costs, and outperforming its peers.

These results are a tribute to the fund’s advisor, Vanguard’s Fixed Income Group. As the size of the inflation-protected securities market has increased substantially in recent years, the fund has benefited from the Fixed Income Group’s experience and disciplined approach. The fund’s results also reflect the importance of low costs, which help investors receive a higher percentage of a fund’s gross returns. Your fund’s operating expenses are a small fraction of the costs incurred by funds of its type.

Fluctuations in yields don’t require strategy changes

As deflation fears subsided and longer-term interest rates rose in 2009, the U.S. Treasury yield curve returned to a more typical shape, with yields of long-term

Yields and Returns
				Components of Total Returns
		30-Day SEC	12 Months Ended December 31, 2009
	Yields on December 31,		Income	Capital	Total
Inflation-Protected Securities Fund	2008	2009	Return	Return	Return
Investor Shares	3.17%	0.74%	1.76%	9.04%	10.80%
Admiral Shares	3.27	0.87	1.94	9.02	10.96
Institutional Shares	3.32	0.90	2.02	9.01	11.03

7

bonds becoming more generous than those of short-term bonds. However, this shift in interest rates does not mean you need to make changes to your own bond portfolio. No one knows with certainty what interest rates and bond prices will do in 2010. Vanguard Inflation-Protected Securities Fund offers a reliable cushion against inflation, which makes it a valuable addition to a well-rounded portfolio. In addition, as we saw in 2009, the fund’s securities can behave differently than conventional bonds, providing an added element of diversification in a portfolio that also holds conventional bond and stock funds.

However, like any bond, the top-rated inflation-protected securities held by your fund can still decline in market value—a reality that might be easy to forget after a year of rising prices. So we urge our clients to view the Inflation-Protected Securities Fund as one component of a well-diversified portfolio.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

January 15, 2010

8

Advisor’s Report

For the fiscal year ended December 31, 2009, the various share classes of Vanguard Inflation-Protected Securities Fund returned about 11%. These returns were a bit below the return of the Barclays Capital U.S. Treasury Inflation Protected Securities Index and just above the average return of the fund’s peer group.

The investment environment

At the start of the year, fears of deflation had lowered demand for Treasury Inflation-Protected Securities (TIPS) to the point that the difference in yields between TIPS and conventional Treasuries was minimal. This spread—called the break-even inflation rate because it essentially reflects the market’s estimate for future inflation—was only 0.12% for 10-year notes, a historic low. The figure meant that TIPS were valued with an expectation that inflation would be roughly zero over the next 10 years.

There were three main factors underlying this valuation. First, the financial crisis and steep recession lowered expectations for long-term economic growth and inflation. Second, the price of energy commodities fell by more than 50% during the second half of 2008, leading to negative adjustments to income from TIPS and putting downward pressure on their valuations. (Note the steady fall in the Consumer Price Index during the latter part of 2008, as shown in the chart on page 6.) Finally, while TIPS have the same credit quality as conventional Treasuries, they were left behind by the flight-to-quality rally in Treasuries in the second half of 2008.

Aided by aggressive government policies, the nation’s credit markets slowly but steadily returned to some sense of normalcy during 2009. The Federal Reserve kept its target for short-term interest rates near 0% and continued its unprecedented purchase of Treasury and mortgage-backed securities in an attempt to drive down longer-term interest rates. Meanwhile, the federal government tried to reverse a steep recession with nearly $800 billion worth of stimulus programs. These developments eased deflationary fears, causing TIPS valuations to increase smartly. By the same token, the 2008 bull market in conventional Treasuries—considered the safest and most liquid of investments—quickly switched into reverse as investors sought higher yields from corporate bonds.

The market’s turnaround in inflation expectations is encapsulated in the break-even inflation rate at the end of 2009. As of December 31, the yield of the 10-year inflation-indexed note stood at 1.4%, compared with a conventional 10-year Treasury yield of 3.8%. The spread suggested that investors expected prices to rise at an average rate of 2.4% a year over the next decade, up from a break-even inflation rate of 0.12% just 12 months earlier.

Management of the fund

The resurgence in interest in TIPS fueled a strong performance for the fund, with its share price rising about 9% by the end of the year. Inflation at various points in 2009 was quite low as the major sell-off in energy commodities depressed prices

9

overall. Consequently, the fund did not issue distributions for several quarters. Income distributions contributed only about 2% or less (depending on the share class) toward the fund’s return. At year’s end, the fund’s yield stood at 0.74% for Investor Shares.

Our strategies this year were generally successful; we were able to take advantage of periodic increases in the supply of TIPS to select securities that we found most attractive. The fund’s return trailed that of its market benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index. Besides operating expenses, the lag was due in part to our decision not to purchase some of the shorter-maturity issues that the Treasury offered at its quarterly auctions; many of those issues did well during the year.

Investment outlook

We believe that over the past year the market has reset the break-even inflation rate to a reasonable level, and that the fund faces a low risk of a downward shift in inflation expectations, which would lower TIPS prices. Indeed, given the unprecedented level of fiscal and monetary stimulus that has been delivered, we expect inflation rates to move higher as the recovery continues, albeit slowly.

John W. Hollyer, CFA, Principal

Kenneth E. Volpert, CFA, Principal

Vanguard Fixed Income Group

January 21, 2010

Yields of U.S. Treasury Bonds
	December 31,	December 31,
Maturity	2008	2009
2 years	0.77%	1.14%
3 years	0.97	1.67
5 years	1.55	2.68
10 years	2.21	3.84
30 years	2.68	4.63
Source: Vanguard

10

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	7,480,563,019	132,452,355	98.3%
Charles D. Ellis	7,406,205,129	206,810,245	97.3%
Emerson U. Fullwood	7,486,175,684	126,839,690	98.3%
Rajiv L. Gupta	7,475,619,448	137,395,926	98.2%
Amy Gutmann	7,494,805,274	118,210,101	98.4%
JoAnn Heffernan Heisen	7,478,861,968	134,153,407	98.2%
F. William McNabb III	7,490,714,832	122,300,542	98.4%
André F. Perold	7,470,382,148	142,633,227	98.1%
Alfred M. Rankin, Jr.	7,478,299,969	134,715,405	98.2%
Peter F. Volanakis	7,496,308,685	116,706,689	98.5%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Inflation-Protected Securities Fund
2a	852,446,552	16,748,464	28,673,341	119,936,425	83.8%
2b	851,351,822	18,023,950	28,492,580	119,936,430	83.6%
2c	838,426,792	17,737,653	41,703,915	119,936,422	82.4%
2d	844,713,973	17,779,197	35,375,190	119,936,423	83.0%
2e	844,319,059	17,254,526	36,294,779	119,936,418	83.0%
2f	851,020,785	19,187,601	27,659,973	119,936,423	83.6%
2g	852,215,680	17,714,102	27,938,569	119,936,431	83.7%

11

Inflation-Protected Securities Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio[1]	0.25%	0.12%	0.09%
30-Day SEC
Yield[2]	0.74%	0.87%	0.90%

Financial Attributes
		Barclays	Barclays
		Inflation	U.S.
		Protected	Aggregate
		Securities	Bond
	Fund	Index	Index
Number of Bonds	28	28	8,413
Average Quality	Aaa	Aaa/Aaa	Aa1/Aa2
Yield to Maturity
(before expenses)	1.0%	0.9%	3.7%
Average Coupon	2.2%	2.3%	4.7%
Average Duration	5.0 years	4.9 years	4.6 years
Average Effective
Maturity	8.6 years	8.8 years	6.8 years
Short-Term
Reserves	1.9%	—	—
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Treasury/Agency			98.1%
Other			1.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Inflation	Barclays
	Protected	U.S.
	Securities	Aggregate
	Index	Bond Index
R-Squared	0.99	0.55
Beta	1.00	1.58

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)

Under 1 Year	1.9%
1 - 3 Years	10.7
3 - 5 Years	23.2
5 - 10 Years	34.7
10 - 20 Years	29.5

Distribution by Credit Quality (% of portfolio)

Aaa	100.0%
Ratings: Moody’s Investors Service.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios were 0.25% for Investor Shares, 0.12% for Admiral Shares, and 0.09% for Institutional Shares.

2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation. See the Glossary.

12

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 29, 2000, Through December 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2009
				Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception	Investment
Inflation-Protected Securities Fund
Investor Shares	10.80%	4.36%	7.14%	$19,255
Barclays Capital U.S. Aggregate Bond
Index	5.93	4.97	6.25	17,790
Barclays Capital U.S. Treasury Inflation
Protected Securities Index	11.41	4.63	7.38	19,681
Treasury Inflation-Protected Securities
Funds Average	10.79	3.49	6.58	18,331

Treasury Inflation-Protected Securities Funds Average: Derived from data provided by Lipper Inc.

Performance for the fund’s Investor Shares and comparative standards is calculated since the Investor Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

13

Inflation-Protected Securities Fund

		Since	Final Value
	One	Inception	of a $100,000
	Year	(6/10/2005)	Investment
Inflation-Protected Securities Fund
Admiral Shares	10.96%	4.49%	$122,194
Barclays Capital U.S. Aggregate
Bond Index	5.93	5.04	125,133
Barclays Capital U.S. Treasury
Inflation Protected Securities Index	11.41	4.68	123,167

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/12/2003)	Investment
Inflation-Protected Securities Fund
Institutional Shares	11.03%	4.49%	5.02%	$6,723,628
Barclays Capital U.S. Aggregate
Bond Index	5.93	4.97	4.87	6,667,186
Barclays Capital U.S. Treasury
Inflation Protected Securities Index	11.41	4.63	5.17	6,783,795

Performance for the fund’s Institutional Shares and comparative standards is calculated since the Institutional Shares’ inception.

Fiscal-Year Total Returns (%): June 29, 2000, Through December 31, 2009
				Barclays Capital U.S
				Treasury Inflation
				Protected Securities
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2000	2.73%	3.29%	6.02%	6.13%
2001	4.32	3.29	7.61	7.89
2002	4.55	12.06	16.61	16.57
2003	3.86	4.14	8.00	8.40
2004	4.79	3.48	8.27	8.46
2005	5.44	-2.85	2.59	2.84
2006	3.40	-2.97	0.43	0.41
2007	5.90	5.69	11.59	11.63
2008	4.62	-7.47	-2.85	-2.35
2009	1.76	9.04	10.80	11.41

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

14

Inflation-Protected Securities Fund

Financial Statements

Statement of Net Assets

As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms

N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.3%)
U.S. Government Securities (98.3%)
1	United States Treasury Inflation Indexed Bonds	3.500%	1/15/11	284,500	366,511
	United States Treasury Inflation Indexed Bonds	2.375%	4/15/11	685,050	768,141
	United States Treasury Inflation Indexed Bonds	3.375%	1/15/12	325,640	424,082
	United States Treasury Inflation Indexed Bonds	3.000%	7/15/12	1,230,775	1,591,465
	United States Treasury Inflation Indexed Bonds	0.625%	4/15/13	360,000	374,409
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/13	1,301,875	1,614,451
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/14	1,564,100	1,935,139
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/14	625,000	659,863
	United States Treasury Inflation Indexed Bonds	2.000%	7/15/14	747,845	909,126
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/15	1,179,015	1,388,416
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/15	926,225	1,084,892
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	913,050	1,050,415
	United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	656,525	765,359
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	834,025	965,708
	United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	1,199,650	1,376,411
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	685,600	724,485
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	527,200	529,670
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	472,600	504,774
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	1,113,450	1,170,646
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	1,665,270	2,017,548
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	1,395,298	1,527,329
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	1,299,989	1,467,575
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	839,625	831,476
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	523,125	864,706
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	736,200	795,815
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	302,150	511,622
	United States Treasury Note/Bond	2.375%	10/31/14	470,000	465,009
	United States Treasury Note/Bond	2.125%	11/30/14	455,000	444,408
Total U.S. Government and Agency Obligations (Cost $26,086,893)					27,129,451

				Shares
Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
2	Vanguard Market
	Liquidity Fund (Cost $259,686)	0.187%		259,686,006	259,686
Total Investments (99.2%) (Cost $26,346,579)					27,389,137

15

Inflation-Protected Securities Fund

Market
Value•
($000)
Other Assets and Liabilities (0.8%)
Other Assets	316,824
Liabilities	(106,588)
210,236
Net Assets (100%)	27,599,373

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	27,016,644
Overdistributed Net Investment Income	(24,998)
Accumulated Net Realized Losses	(421,475)
Unrealized Appreciation (Depreciation)
Investment Securities	1,042,558
Futures Contracts	(13,356)
Net Assets	27,599,373

Investor Shares—Net Assets
Applicable to 1,031,461,395 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,945,588
Net Asset Value Per Share—Investor Shares	$12.55

Admiral Shares—Net Assets
Applicable to 353,872,485 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,723,232
Net Asset Value Per Share—Admiral Shares	$24.65

Institutional Shares—Net Assets
Applicable to 590,644,999 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,930,553
Net Asset Value Per Share—Institutional Shares	$10.04

• See Note A in Notes to Financial Statements.

1 Securities with a value of $25,100,000 have been segregated as initial margin for open futures contracts.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Inflation-Protected Securities Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1],2	497,172
Total Income	497,172
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,692
Management and Administrative—Investor Shares	21,607
Management and Administrative—Admiral Shares	5,521
Management and Administrative—Institutional Shares	2,027
Marketing and Distribution—Investor Shares	2,952
Marketing and Distribution—Admiral Shares	1,596
Marketing and Distribution—Institutional Shares	1,290
Custodian Fees	77
Auditing Fees	29
Shareholders’ Reports and Proxies—Investor Shares	685
Shareholders’ Reports and Proxies—Admiral Shares	52
Shareholders’ Reports and Proxies—Institutional Shares	31
Trustees’ Fees and Expenses	38
Total Expenses	38,597
Net Investment Income	458,575
Realized Net Gain (Loss)
Investment Securities Sold	5,584
Futures Contracts	(31,288)
Realized Net Gain (Loss)	(25,704)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,810,019
Futures Contracts	1,210
Change in Unrealized Appreciation (Depreciation)	1,811,229
Net Increase (Decrease) in Net Assets Resulting from Operations	2,244,100

1	Interest income from an affiliated company of the fund was $920,000.
2	Includes inflation (deflation) adjustments to income totaling $80,868,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	458,575	816,809
Realized Net Gain (Loss)	(25,704)	(193,744)
Change in Unrealized Appreciation (Depreciation)	1,811,229	(1,359,588)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,244,100	(736,523)
Distributions
Net Investment Income
Investor Shares	(215,661)	(437,788)
Admiral Shares	(154,428)	(232,295)
Institutional Shares	(105,449)	(151,469)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(475,538)	(821,552)
Capital Share Transactions
Investor Shares	3,475,278	2,768,454
Admiral Shares	3,466,647	1,674,728
Institutional Shares	2,320,303	1,285,999
Net Increase (Decrease) from Capital Share Transactions	9,262,228	5,729,181
Total Increase (Decrease)	11,030,790	4,171,106
Net Assets
Beginning of Period	16,568,583	12,397,477
End of Period[1]	27,599,373	16,568,583

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($24,998,000) and ($15,411,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares

			Feb. 1,
	Year Ended		2007, to
For a Share Outstanding	December 31,		Dec. 31,	Year Ended January 31,
Throughout Each Period	2009	2008	2007[1]	2007	2006	2005
Net Asset Value, Beginning of Period	$11.52	$12.45	$11.80	$12.18	$12.57	$12.36
Investment Operations
Net Investment Income (Loss)	.210	.614	.651	.483	.573	.596
Net Realized and Unrealized Gain (Loss)
on Investments	1.034	(.930)	.646	(.437)	(.230)	.244
Total from Investment Operations	1.244	(.316)	1.297	.046	.343	.840
Distributions
Dividends from Net Investment Income	(.214)	(.614)	(.647)	(.407)	(.681)	(.565)
Distributions from Realized Capital Gains	—	—	—	—	(.052)	(.065)
Return of Capital	—	—	—	(.019)	—	—
Total Distributions	(.214)	(.614)	(.647)	(.426)	(.733)	(.630)
Net Asset Value, End of Period	$12.55	$11.52	$12.45	$11.80	$12.18	$12.57

Total Return[2]	10.80%	-2.85%	11.40%	0.43%	2.76%	6.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,946	$8,593	$6,662	$5,361	$6,227	$7,530
Ratio of Total Expenses to
Average Net Assets	0.25%	0.20%	0.20%[3]	0.20%	0.20%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.00%	5.02%	5.92%[3]	3.87%	4.83%	4.83%
Portfolio Turnover Rate	14%	28%	21%	53%	47%	73%

1 The fund’s fiscal year-end changed from January 31 to December 31, effective December 31, 2007.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000 3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares
			Feb. 1,	Year	June 10,
	Year Ended		2007, to	Ended	2005[2] to
	December 31,		Dec. 31,	Jan. 31,	Jan.31,
For a Share Outstanding Throughout Each Period	2009	2008	2007[1]	2007	2006
Net Asset Value, Beginning of Period	$22.62	$24.45	$23.17	$23.91	$25.00
Investment Operations
Net Investment Income (Loss)	.441	1.226	1.299	.971	.683
Net Realized and Unrealized Gain (Loss)
on Investments	2.037	(1.829)	1.278	(.858)	(.432)
Total from Investment Operations	2.478	(.603)	2.577	.113	.251
Distributions
Dividends from Net Investment Income	(.448)	(1.227)	(1.297)	(.815)	(1.315)
Distributions from Realized Capital Gains	—	—	—	—	(.026)
Return of Capital	—	—	—	(.038)	—
Total Distributions	(.448)	(1.227)	(1.297)	(.853)	(1.341)
Net Asset Value, End of Period	$24.65	$22.62	$24.45	$23.17	$23.91

Total Return	10.96%	-2.78%	11.54%	0.53%	1.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,723	$4,726	$3,487	$2,523	$2,474
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.11%[3]	0.11%	0.11%[3]
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.13%	5.11%	6.01%[3]	3.96%	4.92%[3]
Portfolio Turnover Rate	14%	28%	21%	53%	47%

1	The fund’s fiscal year-end changed from January 31 to December 31, effective December 31, 2007.
2	Inception.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares

			Feb. 1,
	Year Ended		2007, to
For a Share Outstanding	December 31,		Dec. 31,	Year Ended January 31,
Throughout Each Period	2009	2008	2007[1]	2007	2006	2005
Net Asset Value, Beginning of Period	$9.21	$9.96	$9.44	$9.74	$10.06	$9.88
Investment Operations
Net Investment Income (Loss)	.181	.502	.532	.398	.471	.483
Net Realized and Unrealized Gain (Loss)
on Investments	.834	(.751)	.521	(.348)	(.194)	.207
Total from Investment Operations	1.015	(.249)	1.053	.050	.277	.690
Distributions
Dividends from Net Investment Income	(.185)	(.501)	(.533)	(.335)	(.556)	(.458)
Distributions from Realized Capital Gains	—	—	—	—	(.041)	(.052)
Return of Capital	—	—	—	(.015)	—	—
Total Distributions	(.185)	(.501)	(.533)	(.350)	(.597)	(.510)
Net Asset Value, End of Period	$10.04	$9.21	$9.96	$9.44	$9.74	$10.06

Total Return	11.03%	-2.81%	11.58%	0.57%	2.79%	7.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,931	$3,250	$2,248	$1,673	$1,238	$601
Ratio of Total Expenses to
Average Net Assets	0.09%	0.08%	0.08%[2]	0.08%	0.08%	0.11%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.16%	5.14%	6.04%[2]	3.99%	4.95%	4.93%
Portfolio Turnover Rate	14%	28%	21%	53%	47%	73%

1	The fund’s fiscal year-end changed from January 31 to December 31, effective December 31, 2007.
2	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity

Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation (deflation) adjustments to the face amount of inflation-indexed securities are recorded as increases (decreases) to interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and

22

Inflation-Protected Securities Fund

distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $5,549,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	27,129,451	—
Temporary Cash Investments	259,686	—	—
Futures Contracts—Assets[1]	2,317	—	—
Futures Contracts—Liabilities[1]	(4,166)	—	—
Total	257,837	27,129,451	—

1	Represents variation margin on the last day of the reporting period.
D.	At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
2-Year United States Treasury Note	March 2010	(8,731)	1,888,215	9,835
10-Year United States Treasury Note	March 2010	10,665	1,231,308	(28,900)
5-Year United States Treasury Note	March 2010	(900)	102,945	1,596
30-Year United States Treasury Bond	March 2010	(839)	96,800	4,113

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

23

Inflation-Protected Securities Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended December 31, 2009, the fund realized gains of $7,376,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Deferred inflation adjustments to securities held at December 31, 2009, totaling $104,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.
The fund had realized losses totaling $44,252,000 through December 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

For tax purposes, at December 31, 2009, the fund had $3,801,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $353,240,000 to offset future net capital gains of $152,319,000 through December 31, 2014, $32,494,000 through December 31, 2015, $13,094,000 through December 31, 2016, and $155,333,000 through December 31, 2017. In addition, the fund realized losses of $37,339,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $26,390,935,000. Net unrealized appreciation of investment securities for tax purposes was $998,202,000, consisting of unrealized gains of $1,016,956,000 on securities that had risen in value since their purchase and $18,754,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the fund purchased $12,110,557,000 of investment securities and sold $3,063,522,000 of investment securities, other than temporary cash investments.

24

Inflation-Protected Securities Fund

G. Capital share transactions for each class of shares were:
			Year Ended Decemer 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	6,327,634	520,171	6,078,445	485,209
Issued in Lieu of Cash Distributions	194,362	15,508	393,510	31,553
Redeemed	(3,046,718)	(250,224)	(3,703,501)	(305,814)
Net Increase (Decrease)—Investor Shares	3,475,278	285,455	2,768,454	210,948
Admiral Shares
Issued	4,974,531	207,932	3,508,867	144,106
Issued in Lieu of Cash Distributions	138,172	5,613	209,091	8,542
Redeemed	(1,646,056)	(68,620)	(2,043,230)	(86,333)
Net Increase (Decrease)—Admiral Shares	3,466,647	144,925	1,674,728	66,315
Institutional Shares
Issued	3,246,284	332,331	2,165,117	218,461
Issued in Lieu of Cash Distributions	98,456	9,822	143,131	14,364
Redeemed	(1,024,437)	(104,255)	(1,022,249)	(105,857)
Net Increase (Decrease)—Institutional Shares	2,320,303	237,898	1,285,999	126,968

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 16, 2010, for potential recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Inflation-Protected

Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Inflation-Protected Securities Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 16, 2010

Special 2009 tax information (unaudited) for Vanguard Inflation-Protected Securities Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the

Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	6/30/2009	12/31/2009	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,050.14	$1.29
Admiral Shares	1,000.00	1,050.56	0.62
Institutional Shares	1,000.00	1,050.38	0.47
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.75	0.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares, 0.12% for Admiral Shares, and 0.09% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

29

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

30

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal

Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer since 2006 (retired 2008) and Member of the Executive Committee (retired 2008) of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer of Johnson & Johnson (1997–2005); Director of the University Medical Center at Princeton and Women’s Research and Education Institute; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), the Lumina Foundation for Education, and the Columbus Community Education Coalition; Chairman of the Advisory Council for the College of Arts and Letters at the University of Notre Dame.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services); Deputy Chairman of the Federal Reserve Bank of Cleveland; Trustee of University Hospitals of Cleveland, The Cleveland Museum of Art, and Case Western Reserve University.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President since 2007 and Chief Operating Officer since 2005 of Corning Incorporated (communications equipment); President of Corning Technologies (2001–2005); Director of Corning Incorporated and Dow Corning; Trustee of the Corning Incorporated Foundation and the Corning Museum of Glass; Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companiesserved by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller

Michael S. Miller
James M. Norris
Glenn W. Reed
George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

CFA® is a trademark owned by CFA Institute.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

Vanguard Total Bond Market II

Index Fund Annual Report

  Investors began to regain their appetite for risk and reward in early 2009, helping to fuel a rally in the corporate bond market.
  Vanguard Total Bond Market II Index Fund returned about 6% for both Investor and Institutional Shares, from their respective inception dates in early 2009 through the end of the year.
  The returns of both share classes closely tracked those of the target benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Contents

Your Fund’s Total Returns...................	1
Chairman’s Letter...............................	2
Results of Proxy Voting......................	6
Fund Profile......................................	7
Performance Summary.....................	8
Financial Statements.......................	9
About Your Fund’s Expenses...............	81
Glossary.............................................	83

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
				Return
				Since
			Ticker	Share-Class
			Symbol	Inception

Vanguard Total Bond Market II Index Fund Investor Shares (Inception 1/26/2009)			VTBIX	6.28%
Barclays Capital U.S. Aggregate Bond Index				6.39
Intermediate Investment-Grade Debt Funds Average[1]				12.31

Vanguard Total Bond Market II Index Fund Institutional Shares (Inception 2/17/2009)			VTBNX	5.80%
Barclays Capital U.S. Aggregate Bond Index				5.91
Intermediate Investment-Grade Debt Funds Average[1]				12.89

Your Fund’s Performance at a Glance
Inception Through December 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market II Index Fund
Investor Shares	$10.00	$10.26	$0.358	$0.000
Institutional Shares	10.03	10.26	0.338	0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

I am pleased to provide this first annual report for Vanguard Total Bond Market II Index Fund. We launched this fund on January 26 (with Investor Shares) as an investment vehicle for use only as an underlying fund in “funds of funds” sponsored by Vanguard—such as the Vanguard Target Retirement Funds—and those managed by third parties. The fund’s investment objective is identical to that of the widely available Vanguard Total Bond Market Index Fund: to track the performance of a broad, market-weighted U.S. bond index.

For the abbreviated fiscal year, the fund’s Investor Shares returned 6.28%, closely tracking the 6.39% return of the Barclays Capital U.S. Aggregate Bond Index. The Institutional Shares (which were launched on February 17) returned 5.80%, tracking the index’s 5.91% return since the shares’ inception. Amid a low-quality bond rally, however, the fund’s high-quality portfolio trailed the average return of peer funds.

On December 31, the 30-day SEC yield of the fund’s Investor Shares was 3.33%. The Institutional Shares yielded a bit less.

Please note that as of January 1, 2010, the fund adopted a new float-adjusted version of its former benchmark index. In announcing this change last autumn, we noted that float-adjusted indexes better represent the liquidity in the marketplace by including only those bonds that are actually available to investors. The Federal Reserve Board’s extraordinary efforts to stabilize the credit markets included plans

2

to purchase more than $1 trillion in U.S. agency mortgage-backed securities, effectively removing these bonds from the investable universe. Barclays Capital updates its float-adjusted indexes as such bonds are taken out of the public supply, and then again when they are sold back.

Bond markets calmed down, money market funds endured

Compared with the last months of 2008, when credit markets seized up and investors fled to the safety of U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

Impressive stock returns masked lingering uncertainties

For the 12 months, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup 3-Month Treasury Bill Index	0.16	2.22	2.88

Stocks
Russell 1000 Index (Large-caps)	28.43%	–5.36%	0.79
Russell 2000 Index (Small-caps)	27.17	–6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	–5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	–3.04	6.30

CPI
Consumer Price Index	2.72%	2.28%	2.56%

3

in early March. From there, stocks mounted one of their strongest rallies ever—in magnitude and duration—resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Corporate bonds rallied as confidence returned

In the bond market, as in the stock market, 2009 stood in sharp contrast to 2008. In 2008, investors’ customary desire to earn a return on capital was trumped by a panic to preserve it. Strong demand pushed Treasury yields down (and prices up) to near-record lows, boosting returns to exceptional levels.

But by early 2009, as government rescue programs started to take hold, investors began to seek rewards again, favoring return “on” capital in the form of the higher yields offered by corporate bonds. In this generally more normal environment, Treasuries lagged while the riskiest, lowest-quality bonds significantly outperformed. (Another factor that pushed down Treasury prices was the government’s sale of a

Expense Ratios1

Your Portfolio Compared With Its Peer Group

			Intermediate
			Investment-
	Investor	Institutional	Grade Debt
	Shares	Shares	Funds Average
Total Bond Market II Index Fund	0.19%	0.07%	0.94%

1 The fund expense ratios shown are from the prospectuses dated January 26, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal period ended December 31, 2009, the annualized expense ratios were 0.11% for Investor Shares and 0.07% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

record $2.1 trillion of new securities.) When the dust settled, the broad U.S. bond market (as reflected in the Barclays Capital U.S. Aggregate Bond Index) returned 5.93% for all of 2009—similar to its 5.24% return in 2008 but masking significant differences.

Because Treasury bonds represent a substantial portion of the broad U.S. bond market, they can have a significant influence on its return. The Treasury component of the benchmark index fell into negative territory for the full year in 2009, pulling down the index’s return. In contrast, in 2008, Treasuries’ double-digit gain helped lift the index into positive territory in a mostly dismal year.

Corporate bonds—a smaller slice of the fixed income market—experienced a dramatic turnaround. After returning –4.94% in 2008—the worst annual return for this component of the benchmark since 1974—corporate bonds enjoyed double-digit gains in 2009. Some of the best performers were bonds considered more risky, because of their lower credit ratings, somewhat longer maturities, or both.

Diversification and indexing can help smooth the ride

Most investors with stock and bond investments have been taken on a roller-coaster ride over the last two years. In 2008, when virtually all asset classes except Treasuries experienced significant losses, holding a balanced and diversified portfolio helped cushion some of the shock. And when both stocks and corporate bonds came roaring back in 2009, diversification admittedly trimmed some of the potential gains. History has taught us, however, that trying to anticipate any market’s ups and downs can be a costly, and futile, exercise.

Instead, we encourage investors to maintain a portfolio that is diversified across and within asset classes. And by choosing a low-cost, well-managed index fund, investors have the ability to earn returns consistent with those of the target benchmark. That’s why the Total Bond Market II Index Fund plays a role, in many funds-of-funds portfolios, in providing broad exposure to U.S. bonds.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

January 20, 2010

5

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	7,480,563,019	132,452,355	98.3%
Charles D. Ellis	7,406,205,129	206,810,245	97.3%
Emerson U. Fullwood	7,486,175,684	126,839,690	98.3%
Rajiv L. Gupta	7,475,619,448	137,395,926	98.2%
Amy Gutmann	7,494,805,274	118,210,101	98.4%
JoAnn Heffernan Heisen	7,478,861,968	134,153,407	98.2%
F. William McNabb III	7,490,714,832	122,300,542	98.4%
André F. Perold	7,470,382,148	142,633,227	98.1%
Alfred M. Rankin, Jr.	7,478,299,969	134,715,405	98.2%
Peter F. Volanakis	7,496,308,685	116,706,689	98.5%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate.

(b) Issuing senior securities.

(c) Borrowing money.

(d) Making loans.

(e) Purchasing and selling commodities.

(f) Concentrating investments in a particular industry or group of industries.

(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total Bond Market II Index Fund
2a	1,585,156,775	0	0	0	100.0%
2b	1,585,156,775	0	0	0	100.0%
2c	1,585,156,775	0	0	0	100.0%
2d	1,585,156,775	0	0	0	100.0%
2e	1,585,156,775	0	0	0	100.0%
2f	1,585,156,775	0	0	0	100.0%
2g	1,585,156,775	0	0	0	100.0%

6

Total Bond Market II Index Fund

Fund Profile
As of December 31, 2009

Financial Attributes
			Target
	Fund		Index[1]
Number of Issues	3,284		8,413
Yield[2]			3.7%
Investor Shares	3.3%
Institutional Shares	3.3%
Yield to Maturity	3.5%[3]		3.7%
Average Coupon	4.8%		4.7%
Average Effective Maturity	6.7 years		6.8 years
Average Quality[4]	Aa1	/Aa2	Aa1	/Aa2
Average Duration	4.5 years		4.6 years
Expense Ratio[5]			—
Investor Shares	0.19%
Institutional Shares	0.07%
Short-Term Reserves	0.2%		—

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed			3.4%
Finance			7.0
Foreign			4.0
Government Mortgage-Backed			32.6
Industrial			10.5
Treasury/Agency			40.1
Utilities			2.2
Other			0.2

Distribution by Maturity (% of portfolio)

Under 1 Year	2.6%
1–5 Years	46.8
5–10 Years	38.4
10–20 Years	5.6
20–30 Years	6.5
Over 30 Years	0.1

Distribution by Credit Quality4 (% of portfolio)

Aaa	77.4%
Aa	3.9
A	10.0
Baa	8.7

Investment Focus

1 Barclays Capital U.S. Aggregate Bond Index.

2 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible date. See the Glossary. 3 Before expenses.

4 Moody’s Investors Service.

5 The expense ratios shown are from the prospectuses dated January 26, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal period ended December 31, 2009, the annualized expense ratios were 0.11% for Investor Shares and 0.07% for Institutional Shares.

6 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

7

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

			Total Returns
	Periods Ended December 31, 2009			Final Value
			Since	of a $10,000
			Inception[1]	Investment
Total Bond Market II Index Fund Investor Shares[2]			6.28%	$10,628
Barclays Capital U.S. Aggregate Bond Index			6.39	10,639
Intermediate Investment-Grade Debt Funds Average[3]			12.31	11,231

				Final Value of
			Since	a $5,000,000
			Inception[1]	Investment
Total Bond Market II Index Fund Institutional Shares			5.80%	$5,290,090
Barclays Capital U.S. Aggregate Bond Index			5.91	5,295,336

Fiscal-Period Total Returns (%): January 26, 2009–December 31, 2009
				Barclays
			Investor Shares	Capital[4]
Fiscal	Capital	Income	Total	Total
Period	Return	Return	Return	Return
2009	2.6	3.7	6.3	6.4

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2009, for the Investor Shares, and February 17, 2009, for the Institutional Shares.

2 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

4 Barclays Capital U.S. Aggregate Bond Index.

See Financial Highlights for dividend and capital gains information.

8

Total Bond Market II Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (72.3%)
U.S. Government Securities (31.7%)
United States Treasury Inflation Indexed Bonds	3.500%	1/15/11	19,000	24,477
United States Treasury Note/Bond	2.000%	2/28/10	375	376
United States Treasury Note/Bond	4.000%	4/15/10	30,350	30,677
United States Treasury Note/Bond	3.875%	7/15/10	300	306
United States Treasury Note/Bond	2.750%	7/31/10	3,250	3,296
United States Treasury Note/Bond	4.125%	8/15/10	5,225	5,347
United States Treasury Note/Bond	5.750%	8/15/10	2,600	2,687
United States Treasury Note/Bond	2.375%	8/31/10	14,475	14,665
United States Treasury Note/Bond	2.000%	9/30/10	5,850	5,919
United States Treasury Note/Bond	1.500%	10/31/10	59,850	60,364
United States Treasury Note/Bond	1.250%	11/30/10	95,675	96,363
United States Treasury Note/Bond	4.375%	12/15/10	119,100	123,454
United States Treasury Note/Bond	0.875%	12/31/10	189,125	189,804
United States Treasury Note/Bond	4.250%	1/15/11	25,000	25,937
United States Treasury Note/Bond	0.875%	1/31/11	77,775	78,006
United States Treasury Note/Bond	5.000%	2/15/11	1,725	1,808
United States Treasury Note/Bond	0.875%	2/28/11	201,395	201,866
United States Treasury Note/Bond	4.500%	2/28/11	6,775	7,071
United States Treasury Note/Bond	0.875%	3/31/11	14,625	14,650
United States Treasury Note/Bond	0.875%	4/30/11	8,125	8,135
United States Treasury Note/Bond	4.875%	4/30/11	43,050	45,337
United States Treasury Note/Bond	0.875%	5/31/11	350	350
United States Treasury Note/Bond	1.125%	6/30/11	142,825	143,383
United States Treasury Note/Bond	5.125%	6/30/11	338,350	359,497
United States Treasury Note/Bond	1.000%	7/31/11	6,775	6,785
United States Treasury Note/Bond	4.875%	7/31/11	1,600	1,699
United States Treasury Note/Bond	1.000%	8/31/11	178,680	178,735
United States Treasury Note/Bond	4.625%	8/31/11	138,075	146,402
United States Treasury Note/Bond	1.000%	9/30/11	2,975	2,974
United States Treasury Note/Bond	4.500%	9/30/11	169,333	179,493
United States Treasury Note/Bond	4.625%	10/31/11	50,000	53,242
United States Treasury Note/Bond	1.750%	11/15/11	99,750	101,013
United States Treasury Note/Bond	0.750%	11/30/11	90,448	89,855
United States Treasury Note/Bond	4.500%	11/30/11	4,525	4,818
United States Treasury Note/Bond	1.125%	12/15/11	25,200	25,208
United States Treasury Note/Bond	4.625%	12/31/11	2,300	2,457
United States Treasury Note/Bond	1.125%	1/15/12	28,875	28,848
United States Treasury Note/Bond	4.750%	1/31/12	5,825	6,252
United States Treasury Note/Bond	1.375%	2/15/12	70,650	70,849

9

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	4.875%	2/15/12	35,000	37,658
United States Treasury Note/Bond	4.625%	2/29/12	4,375	4,690
United States Treasury Note/Bond	1.375%	3/15/12	103,125	103,366
United States Treasury Note/Bond	4.500%	3/31/12	193,625	207,239
United States Treasury Note/Bond	1.375%	4/15/12	3,075	3,078
United States Treasury Note/Bond	4.500%	4/30/12	81,725	87,625
United States Treasury Note/Bond	1.375%	5/15/12	44,625	44,632
United States Treasury Note/Bond	4.750%	5/31/12	28,325	30,591
United States Treasury Note/Bond	1.875%	6/15/12	117,575	118,861
United States Treasury Note/Bond	4.875%	6/30/12	53,850	58,411
United States Treasury Note/Bond	4.625%	7/31/12	9,900	10,694
United States Treasury Note/Bond	1.750%	8/15/12	29,125	29,316
United States Treasury Note/Bond	4.125%	8/31/12	500	535
United States Treasury Note/Bond	4.250%	9/30/12	1,400	1,503
United States Treasury Note/Bond	1.375%	10/15/12	8,540	8,495
United States Treasury Note/Bond	3.875%	10/31/12	31,419	33,437
United States Treasury Note/Bond	1.375%	11/15/12	120,735	119,906
United States Treasury Note/Bond	4.000%	11/15/12	4,025	4,300
United States Treasury Note/Bond	3.375%	11/30/12	9,020	9,474
United States Treasury Note/Bond	1.125%	12/15/12	32,400	31,889
United States Treasury Note/Bond	3.625%	12/31/12	194,400	205,578
United States Treasury Note/Bond	3.875%	2/15/13	176,250	187,761
United States Treasury Note/Bond	2.750%	2/28/13	1,900	1,958
United States Treasury Note/Bond	3.625%	5/15/13	68,925	72,996
United States Treasury Note/Bond	3.500%	5/31/13	155,500	163,906
United States Treasury Note/Bond	3.375%	6/30/13	3,200	3,359
United States Treasury Note/Bond	3.375%	7/31/13	4,225	4,436
United States Treasury Note/Bond	4.250%	8/15/13	115,500	124,668
United States Treasury Note/Bond	3.125%	8/31/13	44,350	46,103
United States Treasury Note/Bond	3.125%	9/30/13	144,600	150,316
United States Treasury Note/Bond	2.750%	10/31/13	66,550	68,172
United States Treasury Note/Bond	4.250%	11/15/13	90,250	97,512
United States Treasury Note/Bond	2.000%	11/30/13	42,000	41,783
United States Treasury Note/Bond	1.500%	12/31/13	2,525	2,459
United States Treasury Note/Bond	1.750%	1/31/14	325	319
United States Treasury Note/Bond	1.875%	2/28/14	51,225	50,393
United States Treasury Note/Bond	1.750%	3/31/14	12,325	12,034
United States Treasury Note/Bond	1.875%	4/30/14	49,750	48,732
United States Treasury Note/Bond	4.750%	5/15/14	117,125	128,911
United States Treasury Note/Bond	2.250%	5/31/14	66,425	65,979
United States Treasury Note/Bond	2.625%	6/30/14	68,350	68,863
United States Treasury Note/Bond	2.625%	7/31/14	22,250	22,368
United States Treasury Note/Bond	2.375%	9/30/14	13,300	13,190
United States Treasury Note/Bond	2.375%	10/31/14	128,240	126,878
United States Treasury Note/Bond	2.125%	11/30/14	106,200	103,728
United States Treasury Note/Bond	2.625%	12/31/14	117,400	116,804
United States Treasury Note/Bond	4.000%	2/15/15	69,300	73,664
United States Treasury Note/Bond	11.250%	2/15/15	15,075	21,270
United States Treasury Note/Bond	4.125%	5/15/15	84,375	89,978
United States Treasury Note/Bond	4.250%	8/15/15	10,400	11,133
United States Treasury Note/Bond	10.625%	8/15/15	1,775	2,493
United States Treasury Note/Bond	4.500%	11/15/15	22,900	24,804
United States Treasury Note/Bond	9.875%	11/15/15	79,875	109,753
United States Treasury Note/Bond	4.500%	2/15/16	1,000	1,079
United States Treasury Note/Bond	9.250%	2/15/16	2,000	2,694
United States Treasury Note/Bond	2.625%	2/29/16	212,850	207,131
United States Treasury Note/Bond	2.375%	3/31/16	93,475	89,444

10

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.625%	4/30/16	55,300	53,598
United States Treasury Note/Bond	5.125%	5/15/16	112,175	125,110
United States Treasury Note/Bond	7.250%	5/15/16	3,075	3,808
United States Treasury Note/Bond	3.250%	5/31/16	70,175	70,493
United States Treasury Note/Bond	3.250%	6/30/16	55,425	55,598
United States Treasury Note/Bond	4.875%	8/15/16	20,625	22,684
United States Treasury Note/Bond	3.000%	9/30/16	50,600	49,675
United States Treasury Note/Bond	3.125%	10/31/16	25,000	24,691
United States Treasury Note/Bond	4.625%	11/15/16	850	919
United States Treasury Note/Bond	7.500%	11/15/16	17,950	22,623
United States Treasury Note/Bond	2.750%	11/30/16	1,125	1,083
United States Treasury Note/Bond	4.625%	2/15/17	125	135
United States Treasury Note/Bond	4.500%	5/15/17	1,250	1,337
United States Treasury Note/Bond	8.750%	5/15/17	99,925	135,133
United States Treasury Note/Bond	4.750%	8/15/17	10,725	11,642
United States Treasury Note/Bond	8.875%	8/15/17	41,325	56,350
United States Treasury Note/Bond	4.250%	11/15/17	4,275	4,483
United States Treasury Note/Bond	3.500%	2/15/18	28,900	28,674
United States Treasury Note/Bond	3.875%	5/15/18	346,750	352,222
United States Treasury Note/Bond	9.125%	5/15/18	1,625	2,282
United States Treasury Note/Bond	4.000%	8/15/18	145,975	149,146
United States Treasury Note/Bond	8.875%	2/15/19	53,775	75,134
United States Treasury Note/Bond	3.625%	8/15/19	23,000	22,619
United States Treasury Note/Bond	8.125%	8/15/19	17,450	23,495
United States Treasury Note/Bond	3.375%	11/15/19	182,363	175,495
United States Treasury Note/Bond	8.500%	2/15/20	425	589
United States Treasury Note/Bond	8.750%	8/15/20	81,655	115,542
United States Treasury Note/Bond	7.875%	2/15/21	70,550	94,868
United States Treasury Note/Bond	8.125%	5/15/21	3,350	4,585
United States Treasury Note/Bond	8.125%	8/15/21	42,550	58,380
United States Treasury Note/Bond	8.000%	11/15/21	3,700	5,040
United States Treasury Note/Bond	7.250%	8/15/22	4,450	5,768
United States Treasury Note/Bond	7.625%	11/15/22	16,900	22,548
United States Treasury Note/Bond	7.125%	2/15/23	25,675	32,944
United States Treasury Note/Bond	6.250%	8/15/23	224,850	268,660
United States Treasury Note/Bond	6.875%	8/15/25	50,650	64,294
United States Treasury Note/Bond	6.000%	2/15/26	1,175	1,375
United States Treasury Note/Bond	6.750%	8/15/26	375	473
United States Treasury Note/Bond	6.500%	11/15/26	8,425	10,390
United States Treasury Note/Bond	6.625%	2/15/27	79,150	98,876
United States Treasury Note/Bond	6.375%	8/15/27	9,600	11,726
United States Treasury Note/Bond	6.125%	11/15/27	6,050	7,209
United States Treasury Note/Bond	5.500%	8/15/28	4,775	5,323
United States Treasury Note/Bond	5.250%	11/15/28	650	705
United States Treasury Note/Bond	5.250%	2/15/29	25,175	27,287
United States Treasury Note/Bond	6.125%	8/15/29	37,250	44,741
United States Treasury Note/Bond	6.250%	5/15/30	25,450	31,109
United States Treasury Note/Bond	5.375%	2/15/31	31,975	35,352
United States Treasury Note/Bond	4.500%	2/15/36	35,675	35,162
United States Treasury Note/Bond	4.750%	2/15/37	204,100	208,725
United States Treasury Note/Bond	5.000%	5/15/37	44,600	47,401
United States Treasury Note/Bond	4.375%	2/15/38	32,475	31,201
United States Treasury Note/Bond	4.250%	5/15/39	76,550	71,861
United States Treasury Note/Bond	4.500%	8/15/39	76,326	74,668
				8,735,985

11

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Agency Bonds and Notes (7.4%)
1	American Express Bank FSB	3.150%	12/9/11	5,625	5,820
1	Bank of America Corp.	2.100%	4/30/12	17,050	17,244
1	Bank of America Corp.	3.125%	6/15/12	8,950	9,289
1	Bank of America Corp.	2.375%	6/22/12	1,725	1,758
1	Bank of America NA	1.700%	12/23/10	4,225	4,267
1	Bank of the West	2.150%	3/27/12	3,500	3,548
1	Citibank NA	1.625%	3/30/11	2,125	2,144
1	Citibank NA	1.500%	7/12/11	2,500	2,514
1	Citibank NA	1.375%	8/10/11	3,500	3,514
1	Citibank NA	1.250%	9/22/11	2,025	2,027
1	Citibank NA	1.875%	5/7/12	6,375	6,421
1	Citibank NA	1.750%	12/28/12	15,950	15,855
1	Citigroup Funding Inc.	1.375%	5/5/11	9,875	9,930
1	Citigroup Funding Inc.	2.000%	3/30/12	2,125	2,144
1	Citigroup Funding Inc.	2.125%	7/12/12	3,800	3,837
1	Citigroup Funding Inc.	1.875%	10/22/12	6,563	6,552
1	Citigroup Funding Inc.	2.250%	12/10/12	1,750	1,765
1	Citigroup Inc.	2.875%	12/9/11	6,300	6,483
1	Citigroup Inc.	2.125%	4/30/12	14,975	15,161
	Egypt Government AID Bonds	4.450%	9/15/15	3,725	3,885
2	Federal Farm Credit Bank	4.875%	2/18/11	6,550	6,850
2	Federal Farm Credit Bank	2.625%	4/21/11	4,350	4,452
2	Federal Farm Credit Bank	5.375%	7/18/11	7,650	8,147
2	Federal Farm Credit Bank	3.875%	8/25/11	4,300	4,491
2	Federal Farm Credit Bank	2.000%	1/17/12	6,000	6,078
2	Federal Farm Credit Bank	2.250%	4/24/12	2,075	2,109
2	Federal Farm Credit Bank	2.125%	6/18/12	15,225	15,415
2	Federal Farm Credit Bank	4.500%	10/17/12	4,725	5,060
2	Federal Farm Credit Bank	1.875%	12/7/12	3,525	3,514
2	Federal Farm Credit Bank	3.875%	10/7/13	3,250	3,419
2	Federal Farm Credit Bank	2.625%	4/17/14	3,675	3,666
2	Federal Farm Credit Bank	3.000%	9/22/14	4,150	4,183
2	Federal Farm Credit Bank	4.875%	12/16/15	425	456
2	Federal Farm Credit Bank	5.125%	8/25/16	3,475	3,763
2	Federal Farm Credit Bank	4.875%	1/17/17	2,750	2,927
2	Federal Farm Credit Bank	5.150%	11/15/19	5,325	5,480
2	Federal Home Loan Bank of Chicago	5.625%	6/13/16	825	833
2	Federal Home Loan Banks	2.625%	3/11/11	5,625	5,743
2	Federal Home Loan Banks	1.625%	3/16/11	5,475	5,533
2	Federal Home Loan Banks	1.375%	5/16/11	4,975	5,007
2	Federal Home Loan Banks	3.125%	6/10/11	3,625	3,732
2	Federal Home Loan Banks	3.625%	7/1/11	5,050	5,246
2	Federal Home Loan Banks	1.625%	7/27/11	17,025	17,189
2	Federal Home Loan Banks	5.375%	8/19/11	30,500	32,628
2	Federal Home Loan Banks	3.750%	9/9/11	1,675	1,746
2	Federal Home Loan Banks	3.625%	9/16/11	46,725	48,711
2	Federal Home Loan Banks	4.875%	11/18/11	5,600	5,984
2	Federal Home Loan Banks	1.000%	12/28/11	6,350	6,325
2	Federal Home Loan Banks	1.875%	6/20/12	5,425	5,474
2	Federal Home Loan Banks	1.750%	8/22/12	22,825	22,850
2	Federal Home Loan Banks	1.625%	9/26/12	5,300	5,279
2,3	Federal Home Loan Banks	2.000%	10/5/12	11,430	11,416
2,3	Federal Home Loan Banks	2.000%	11/9/12	19,600	19,503
2	Federal Home Loan Banks	1.750%	12/14/12	6,200	6,158
2	Federal Home Loan Banks	1.500%	1/16/13	26,375	26,037
2	Federal Home Loan Banks	3.375%	2/27/13	3,175	3,308

12

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Federal Home Loan Banks	3.875%	6/14/13	6,650	7,048
2 Federal Home Loan Banks	5.375%	6/14/13	3,850	4,252
2 Federal Home Loan Banks	5.125%	8/14/13	3,400	3,740
2 Federal Home Loan Banks	4.000%	9/6/13	5,075	5,383
2 Federal Home Loan Banks	5.250%	9/13/13	4,450	4,896
2 Federal Home Loan Banks	4.500%	9/16/13	10,675	11,505
2 Federal Home Loan Banks	3.625%	10/18/13	7,950	8,328
2 Federal Home Loan Banks	4.875%	11/27/13	6,475	7,081
2 Federal Home Loan Banks	5.500%	8/13/14	22,075	24,740
2 Federal Home Loan Banks	5.375%	5/18/16	17,850	19,774
2 Federal Home Loan Banks	5.125%	10/19/16	9,725	10,578
2 Federal Home Loan Banks	4.750%	12/16/16	14,525	15,531
2 Federal Home Loan Banks	4.875%	5/17/17	6,775	7,278
2 Federal Home Loan Banks	5.000%	11/17/17	20,675	22,284
2 Federal Home Loan Banks	5.250%	12/11/20	5,000	5,340
2 Federal Home Loan Banks	5.625%	6/11/21	425	466
2 Federal Home Loan Banks	5.375%	8/15/24	400	413
2 Federal Home Loan Banks	5.500%	7/15/36	4,100	4,207
2 Federal Home Loan Mortgage Corp.	4.750%	1/18/11	17,950	18,664
2 Federal Home Loan Mortgage Corp.	3.250%	2/25/11	5,425	5,582
2 Federal Home Loan Mortgage Corp.	5.625%	3/15/11	10,875	11,494
2 Federal Home Loan Mortgage Corp.	5.125%	4/18/11	13,075	13,789
2 Federal Home Loan Mortgage Corp.	1.625%	4/26/11	8,075	8,160
2 Federal Home Loan Mortgage Corp.	6.000%	6/15/11	13,725	14,730
2 Federal Home Loan Mortgage Corp.	3.875%	6/29/11	2,625	2,738
2 Federal Home Loan Mortgage Corp.	5.250%	7/18/11	32,400	34,501
2 Federal Home Loan Mortgage Corp.	5.750%	1/15/12	25,225	27,487
2 Federal Home Loan Mortgage Corp.	2.125%	3/23/12	9,775	9,935
2 Federal Home Loan Mortgage Corp.	1.750%	6/15/12	30,775	30,964
2 Federal Home Loan Mortgage Corp.	5.500%	8/20/12	35,675	39,167
2 Federal Home Loan Mortgage Corp.	2.125%	9/21/12	8,500	8,583
2 Federal Home Loan Mortgage Corp.	4.625%	10/25/12	10,400	11,199
2 Federal Home Loan Mortgage Corp.	4.125%	12/21/12	5,275	5,603
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/13	9,200	9,894
2 Federal Home Loan Mortgage Corp.	3.750%	6/28/13	13,325	14,043
2 Federal Home Loan Mortgage Corp.	4.500%	7/15/13	5,475	5,907
2 Federal Home Loan Mortgage Corp.	4.125%	9/27/13	6,300	6,709
2 Federal Home Loan Mortgage Corp.	4.875%	11/15/13	30,900	33,793
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/14	19,275	20,778
2 Federal Home Loan Mortgage Corp.	2.500%	4/23/14	16,375	16,318
2 Federal Home Loan Mortgage Corp.	5.000%	7/15/14	16,275	17,864
2 Federal Home Loan Mortgage Corp.	3.000%	7/28/14	23,075	23,355
2 Federal Home Loan Mortgage Corp.	0.000%	11/24/14	2,100	1,778
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/15	3,500	3,761
2 Federal Home Loan Mortgage Corp.	5.050%	1/26/15	700	767
2 Federal Home Loan Mortgage Corp.	4.750%	1/19/16	6,575	7,092
2 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	1,400	1,545
2 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	775	865
2 Federal Home Loan Mortgage Corp.	5.125%	10/18/16	20,700	22,645
2 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	27,175	29,501
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	5,000	5,424
2 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	11,550	12,886
2 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	7,025	7,520
2 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	26,750	26,223
2 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,625	4,355
2 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	13,000	15,922
2 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	6,700	7,799

13

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Federal National Mortgage Assn.	6.250%	2/1/11	3,850	4,034
2 Federal National Mortgage Assn.	1.750%	3/23/11	6,950	7,021
2 Federal National Mortgage Assn.	2.750%	4/11/11	12,350	12,642
2 Federal National Mortgage Assn.	5.125%	4/15/11	9,975	10,515
2 Federal National Mortgage Assn.	1.375%	4/28/11	83,800	84,371
2 Federal National Mortgage Assn.	6.000%	5/15/11	12,500	13,365
2 Federal National Mortgage Assn.	3.375%	5/19/11	10,875	11,241
2 Federal National Mortgage Assn.	5.000%	10/15/11	20,000	21,355
2 Federal National Mortgage Assn.	1.000%	11/23/11	1,775	1,769
2 Federal National Mortgage Assn.	2.000%	1/9/12	11,400	11,571
2 Federal National Mortgage Assn.	0.875%	1/12/12	8,900	8,838
2 Federal National Mortgage Assn.	5.000%	2/16/12	10,875	11,711
2 Federal National Mortgage Assn.	6.125%	3/15/12	19,075	21,038
2 Federal National Mortgage Assn.	1.875%	4/20/12	32,275	32,588
2 Federal National Mortgage Assn.	4.875%	5/18/12	10,225	11,028
2 Federal National Mortgage Assn.	5.250%	8/1/12	2,425	2,595
2 Federal National Mortgage Assn.	1.750%	8/10/12	39,075	39,138
2 Federal National Mortgage Assn.	4.375%	9/15/12	11,975	12,801
2 Federal National Mortgage Assn.	3.625%	2/12/13	5,350	5,614
2 Federal National Mortgage Assn.	4.750%	2/21/13	2,525	2,729
2 Federal National Mortgage Assn.	4.375%	3/15/13	4,200	4,506
2 Federal National Mortgage Assn.	4.625%	5/1/13	8,650	9,092
2 Federal National Mortgage Assn.	3.875%	7/12/13	6,050	6,397
2 Federal National Mortgage Assn.	4.625%	10/15/13	19,225	20,837
2 Federal National Mortgage Assn.	2.875%	12/11/13	28,075	28,630
2 Federal National Mortgage Assn.	5.125%	1/2/14	1,175	1,237
2 Federal National Mortgage Assn.	2.750%	2/5/14	6,550	6,607
2 Federal National Mortgage Assn.	2.750%	3/13/14	7,475	7,535
2 Federal National Mortgage Assn.	4.125%	4/15/14	8,225	8,738
2 Federal National Mortgage Assn.	2.500%	5/15/14	28,825	28,700
2 Federal National Mortgage Assn.	3.000%	9/16/14	6,200	6,266
2 Federal National Mortgage Assn.	4.625%	10/15/14	22,100	23,876
2 Federal National Mortgage Assn.	2.625%	11/20/14	18,775	18,587
2 Federal National Mortgage Assn.	5.000%	4/15/15	5,450	5,977
2 Federal National Mortgage Assn.	4.375%	10/15/15	4,325	4,587
2 Federal National Mortgage Assn.	5.375%	7/15/16	4,325	4,796
2 Federal National Mortgage Assn.	5.250%	9/15/16	25,775	28,391
2 Federal National Mortgage Assn.	4.875%	12/15/16	4,000	4,320
2 Federal National Mortgage Assn.	5.000%	2/13/17	28,600	31,027
2 Federal National Mortgage Assn.	5.000%	5/11/17	11,275	12,215
2 Federal National Mortgage Assn.	5.375%	6/12/17	2,800	3,098
2 Federal National Mortgage Assn.	0.000%	10/9/19	625	345
2 Federal National Mortgage Assn.	6.250%	5/15/29	5,550	6,392
2 Federal National Mortgage Assn.	7.125%	1/15/30	7,925	10,023
2 Federal National Mortgage Assn.	7.250%	5/15/30	10,200	13,072
2 Federal National Mortgage Assn.	6.625%	11/15/30	1,900	2,290
2 Federal National Mortgage Assn.	5.625%	7/15/37	3,625	3,819
2 Financing Corp. Fico	9.800%	4/6/18	850	1,161
2 Financing Corp. Fico	10.350%	8/3/18	100	144
2 Financing Corp. Fico	9.650%	11/2/18	2,375	3,324
2 Financing Corp. Fico	9.700%	4/5/19	425	599
1 General Electric Capital Corp.	1.625%	1/7/11	8,300	8,376
1 General Electric Capital Corp.	1.800%	3/11/11	300	303
1 General Electric Capital Corp.	3.000%	12/9/11	15,625	16,113
1 General Electric Capital Corp.	2.250%	3/12/12	15,125	15,375
1 General Electric Capital Corp.	2.200%	6/8/12	11,275	11,428
1 General Electric Capital Corp.	2.125%	12/21/12	5,975	6,006

14

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	General Electric Capital Corp.	2.625%	12/28/12	4,450	4,536
1	GMAC Inc.	2.200%	12/19/12	5,725	5,766
1	Goldman Sachs Group Inc.	1.700%	3/15/11	1,950	1,971
1	Goldman Sachs Group Inc.	1.625%	7/15/11	3,675	3,708
1	Goldman Sachs Group Inc.	2.150%	3/15/12	2,525	2,563
1	Goldman Sachs Group Inc.	3.250%	6/15/12	7,925	8,243
1	HSBC USA Inc.	3.125%	12/16/11	5,650	5,850
	Israel Government AID Bond	5.500%	9/18/23	1,425	1,519
	Israel Government AID Bond	5.500%	12/4/23	1,050	1,115
	Israel Government AID Bond	5.500%	4/26/24	4,450	4,726
1	JPMorgan Chase & Co.	1.650%	2/23/11	7,025	7,100
1	JPMorgan Chase & Co.	3.125%	12/1/11	9,175	9,483
1	JPMorgan Chase & Co.	2.200%	6/15/12	6,200	6,294
1	JPMorgan Chase & Co.	2.125%	6/22/12	5,150	5,225
1	JPMorgan Chase & Co.	2.125%	12/26/12	9,000	9,054
1	Morgan Stanley	2.900%	12/1/10	3,825	3,904
1	Morgan Stanley	3.250%	12/1/11	10,050	10,425
1	Morgan Stanley	2.250%	3/13/12	7,600	7,726
1	Morgan Stanley	1.950%	6/20/12	8,900	8,980
1	PNC Funding Corp.	2.300%	6/22/12	5,850	5,948
	Private Export Funding Corp.	3.050%	10/15/14	4,000	3,976
	Private Export Funding Corp.	4.375%	3/15/19	2,100	2,075
	Private Export Funding Corp.	4.300%	12/15/21	1,000	937
1	Regions Bank	2.750%	12/10/10	100	102
1	Regions Bank	3.250%	12/9/11	27,150	28,143
	Resolution Funding Corp.	8.125%	10/15/19	100	128
	Resolution Funding Corp.	8.875%	7/15/20	100	134
1	Sovereign Bank	2.750%	1/17/12	2,600	2,669
1	State Street Corp.	2.150%	4/30/12	200	202
2	Tennessee Valley Authority	5.625%	1/18/11	2,350	2,470
2	Tennessee Valley Authority	5.500%	7/18/17	6,400	7,035
2	Tennessee Valley Authority	4.500%	4/1/18	2,050	2,107
2	Tennessee Valley Authority	6.750%	11/1/25	550	631
2	Tennessee Valley Authority	7.125%	5/1/30	8,975	11,016
2	Tennessee Valley Authority	4.650%	6/15/35	1,425	1,261
2	Tennessee Valley Authority	5.500%	6/15/38	850	846
2	Tennessee Valley Authority	5.250%	9/15/39	1,950	1,920
2	Tennessee Valley Authority	4.875%	1/15/48	2,075	1,859
2	Tennessee Valley Authority	5.375%	4/1/56	2,475	2,441
1	US Central Federal Credit Union	1.900%	10/19/12	3,450	3,452
1	Wells Fargo & Co.	3.000%	12/9/11	9,625	9,924
1	Wells Fargo & Co.	2.125%	6/15/12	2,925	2,965
1	Western Corporate Federal Credit Union	1.750%	11/2/12	1,750	1,741
					2,037,377
Conventional Mortgage-Backed Securities (31.8%)
2,3	Fannie Mae Pool	4.000%	9/1/10–1/1/40	229,840	228,713
2,3	Fannie Mae Pool	4.500%	2/1/10–1/1/40	559,285	571,776
2,3	Fannie Mae Pool	5.000%	4/1/10–1/1/40	1,053,267	1,091,295
2,3	Fannie Mae Pool	5.500%	11/1/16–1/1/40	1,255,099	1,320,154
2,3	Fannie Mae Pool	6.000%	2/1/14–1/1/40	835,017	888,981
2,3	Fannie Mae Pool	6.500%	4/1/16–1/1/39	226,724	243,760
2,3	Fannie Mae Pool	7.000%	11/1/18–12/1/38	88,303	96,877
2,3	Fannie Mae Pool	7.500%	1/1/31–12/1/32	893	986
2,3	Fannie Mae Pool	8.000%	12/1/29	86	96
2,3	Freddie Mac Gold Pool	4.000%	1/1/10–1/1/40	147,193	147,206
2,3	Freddie Mac Gold Pool	4.500%	3/1/10–1/1/40	406,879	414,489
2,3	Freddie Mac Gold Pool	5.000%	4/1/11–1/1/40	684,739	707,886

15

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Freddie Mac Gold Pool	5.500%	12/1/13–1/1/40	752,473	791,108
2,3	Freddie Mac Gold Pool	6.000%	4/1/13–1/1/40	521,453	555,223
2,3	Freddie Mac Gold Pool	6.500%	6/1/13–4/1/39	196,118	211,244
2,3	Freddie Mac Gold Pool	7.000%	6/1/15–12/1/37	29,069	31,790
2,3	Freddie Mac Gold Pool	7.500%	6/1/27–2/1/32	363	400
2,3	Freddie Mac Gold Pool	8.000%	1/1/27–11/1/31	466	513
2,3	Freddie Mac Gold Pool	8.500%	6/1/25	82	91
3	Ginnie Mae I Pool	4.000%	8/15/18–8/15/39	25,712	24,893
3	Ginnie Mae I Pool	4.500%	6/15/18–1/1/40	241,040	241,486
3	Ginnie Mae I Pool	5.000%	12/15/17–1/1/40	273,982	282,401
3	Ginnie Mae I Pool	5.500%	4/15/17–1/1/40	259,779	272,866
3	Ginnie Mae I Pool	6.000%	4/15/17–1/1/40	206,281	218,555
3	Ginnie Mae I Pool	6.500%	7/15/24–12/15/38	55,841	59,734
3	Ginnie Mae I Pool	7.000%	7/15/23–9/15/36	2,772	3,044
3	Ginnie Mae I Pool	7.500%	12/15/23	87	96
3	Ginnie Mae I Pool	8.000%	6/15/25–1/15/27	176	193
3	Ginnie Mae I Pool	9.000% 11/15/17–12/15/17		240	261
3	Ginnie Mae II Pool	4.500%	1/20/35–12/20/39	23,043	23,096
3	Ginnie Mae II Pool	5.000%	12/20/32–1/1/40	58,562	60,277
3	Ginnie Mae II Pool	5.500%	11/20/34–8/20/39	105,769	111,019
3	Ginnie Mae II Pool	6.000%	3/20/31–1/20/39	101,564	107,581
3	Ginnie Mae II Pool	6.500%	3/20/31–12/20/37	31,342	33,431
3	Ginnie Mae II Pool	7.000%	8/20/34–4/20/38	1,155	1,267
					8,742,788
Nonconventional Mortgage-Backed Securities (1.4%)
2,3	Fannie Mae Pool	2.701%	12/1/34	3,743	3,801
2,3	Fannie Mae Pool	2.799%	10/1/34	3,153	3,228
2,3	Fannie Mae Pool	2.808%	11/1/34	2,310	2,349
2,3	Fannie Mae Pool	3.126%	9/1/34	935	957
2,3	Fannie Mae Pool	3.973%	7/1/35	3,614	3,723
2,3	Fannie Mae Pool	4.132%	5/1/34	1,809	1,873
2,3	Fannie Mae Pool	4.413%	8/1/35	5,746	5,939
2,3	Fannie Mae Pool	4.421%	7/1/35	1,961	2,026
2,3	Fannie Mae Pool	4.485%	4/1/37	5,047	5,254
2,3	Fannie Mae Pool	4.498%	1/1/35	2,520	2,575
2,3	Fannie Mae Pool	4.505%	10/1/36	2,583	2,673
2,3	Fannie Mae Pool	4.508%	4/1/36	6,906	7,133
2,3	Fannie Mae Pool	4.549%	11/1/34	5,991	6,236
2,3	Fannie Mae Pool	4.605%	12/1/35	4,324	4,508
2,3	Fannie Mae Pool	4.610%	8/1/35	3,795	3,946
2,3	Fannie Mae Pool	4.613%	11/1/33	1,749	1,811
2,3	Fannie Mae Pool	4.629%	9/1/34	1,691	1,758
2,3	Fannie Mae Pool	4.721%	8/1/35	2,237	2,341
2,3	Fannie Mae Pool	4.766%	5/1/35	2,101	2,179
2,3	Fannie Mae Pool	4.784%	6/1/34	2,134	2,221
2,3	Fannie Mae Pool	4.852%	9/1/35	3,249	3,402
2,3	Fannie Mae Pool	4.866%	7/1/35	3,783	3,907
2,3	Fannie Mae Pool	4.938%	7/1/38	1,271	1,330
2,3	Fannie Mae Pool	4.952%	11/1/34	805	839
2,3	Fannie Mae Pool	4.959%	7/1/35	1,562	1,626
2,3	Fannie Mae Pool	4.966%	10/1/35	5,874	6,132
2,3	Fannie Mae Pool	4.992%	11/1/33	962	1,008
2,3	Fannie Mae Pool	5.015%	12/1/33	1,236	1,297
2,3	Fannie Mae Pool	5.035%	2/1/36	2,344	2,444
2,3	Fannie Mae Pool	5.039%	11/1/35	6,514	6,776
2,3	Fannie Mae Pool	5.062%	8/1/37	8,141	8,518
2,3	Fannie Mae Pool	5.075%	12/1/35	3,512	3,686
16

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	5.109%	1/1/36	2,715	2,837
2,3	Fannie Mae Pool	5.128%	12/1/35	6,667	6,976
2,3	Fannie Mae Pool	5.142%	3/1/38	3,226	3,367
2,3	Fannie Mae Pool	5.186%	3/1/37	3,699	3,875
2,3	Fannie Mae Pool	5.204%	8/1/38	333	346
2,3	Fannie Mae Pool	5.301%	7/1/38	457	475
2,3	Fannie Mae Pool	5.347%	12/1/35	2,516	2,627
2,3	Fannie Mae Pool	5.396%	2/1/36	2,935	3,062
2,3	Fannie Mae Pool	5.450%	2/1/36	4,450	4,650
2,3	Fannie Mae Pool	5.495%	5/1/37	1,856	1,908
2,3	Fannie Mae Pool	5.509%	4/1/37	330	347
2,3	Fannie Mae Pool	5.547%	1/1/37	3,753	3,954
2,3	Fannie Mae Pool	5.614%	5/1/36	1,087	1,144
2,3	Fannie Mae Pool	5.617%	7/1/36	2,629	2,746
2,3	Fannie Mae Pool	5.645%	3/1/37	3,199	3,370
2,3	Fannie Mae Pool	5.647%	6/1/37	1,913	2,003
2,3	Fannie Mae Pool	5.665%	6/1/36	3,308	3,492
2,3	Fannie Mae Pool	5.675%	3/1/37	3,028	3,191
2,3	Fannie Mae Pool	5.676%	2/1/37	3,112	3,266
2,3	Fannie Mae Pool	5.686%	2/1/37	5,708	6,024
2,3	Fannie Mae Pool	5.710%	9/1/36	1,700	1,783
2,3	Fannie Mae Pool	5.729%	3/1/37	10,224	10,799
2,3	Fannie Mae Pool	5.756%	1/1/36	2,040	2,162
2,3	Fannie Mae Pool	5.756%	4/1/37	6,536	6,858
2,3	Fannie Mae Pool	5.756%	12/1/37	6,183	6,510
2,3	Fannie Mae Pool	5.764%	4/1/36	3,835	4,050
2,3	Fannie Mae Pool	5.793%	4/1/37	5,211	5,495
2,3	Fannie Mae Pool	5.838%	9/1/36	3,071	3,226
2,3	Fannie Mae Pool	5.893%	11/1/36	3,504	3,707
2,3	Fannie Mae Pool	5.999%	10/1/37	4,762	5,030
2,3	Fannie Mae Pool	6.011%	4/1/36	2,602	2,751
2,3	Fannie Mae Pool	6.045%	6/1/36	604	640
2,3	Fannie Mae Pool	6.062%	8/1/37	3,747	3,918
2,3	Fannie Mae Pool	6.499%	9/1/37	5,004	5,309
2,3	Freddie Mac Non Gold Pool	2.691%	12/1/34	3,510	3,567
2,3	Freddie Mac Non Gold Pool	3.072%	9/1/34	1,878	1,935
2,3	Freddie Mac Non Gold Pool	3.160%	12/1/34	1,911	1,978
2,3	Freddie Mac Non Gold Pool	3.448%	12/1/36	2,179	2,250
2,3	Freddie Mac Non Gold Pool	4.168%	4/1/35	116	118
2,3	Freddie Mac Non Gold Pool	4.358%	1/1/35	213	219
2,3	Freddie Mac Non Gold Pool	4.590%	4/1/35	2,688	2,764
2,3	Freddie Mac Non Gold Pool	4.594%	11/1/34	3,138	3,261
2,3	Freddie Mac Non Gold Pool	4.660%	7/1/35	2,560	2,653
2,3	Freddie Mac Non Gold Pool	4.688%	12/1/35	3,381	3,527
2,3	Freddie Mac Non Gold Pool	4.693%	6/1/37	2,630	2,722
2,3	Freddie Mac Non Gold Pool	4.738%	3/1/36	3,754	3,872
2,3	Freddie Mac Non Gold Pool	4.766%	1/1/37	2,057	2,148
2,3	Freddie Mac Non Gold Pool	4.789%	7/1/35	6,073	6,288
2,3	Freddie Mac Non Gold Pool	5.024%	5/1/35	3,388	3,525
2,3	Freddie Mac Non Gold Pool	5.044%	7/1/38	2,805	2,936
2,3	Freddie Mac Non Gold Pool	5.260%	3/1/37	2,516	2,571
2,3	Freddie Mac Non Gold Pool	5.287%	3/1/36	4,264	4,461
2,3	Freddie Mac Non Gold Pool	5.291%	3/1/38	3,807	3,981
2,3	Freddie Mac Non Gold Pool	5.329%	12/1/35	3,026	3,173
2,3	Freddie Mac Non Gold Pool	5.428%	3/1/37	2,484	2,611
2,3	Freddie Mac Non Gold Pool	5.435%	4/1/37	5,284	5,554
2,3	Freddie Mac Non Gold Pool	5.502%	2/1/36	2,850	2,970

17

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Freddie Mac Non Gold Pool	5.568%	5/1/36	5,239	5,474
2,3	Freddie Mac Non Gold Pool	5.582%	4/1/37	4,140	4,339
2,3	Freddie Mac Non Gold Pool	5.598%	7/1/36	2,274	2,384
2,3	Freddie Mac Non Gold Pool	5.656%	12/1/36	4,182	4,406
2,3	Freddie Mac Non Gold Pool	5.683%	3/1/37	253	267
2,3	Freddie Mac Non Gold Pool	5.711%	11/1/36	1,861	1,951
2,3	Freddie Mac Non Gold Pool	5.714%	9/1/36	7,646	8,069
2,3	Freddie Mac Non Gold Pool	5.749%	4/1/37	8,865	9,244
2,3	Freddie Mac Non Gold Pool	5.770%	5/1/36	3,868	4,051
2,3	Freddie Mac Non Gold Pool	5.772%	3/1/37	1,780	1,880
2,3	Freddie Mac Non Gold Pool	5.796%	6/1/37	5,837	6,163
2,3	Freddie Mac Non Gold Pool	5.797%	3/1/37	600	630
2,3	Freddie Mac Non Gold Pool	5.824%	10/1/37	5,904	6,221
2,3	Freddie Mac Non Gold Pool	5.861%	6/1/37	3,651	3,862
2,3	Freddie Mac Non Gold Pool	5.878%	12/1/36	2,722	2,881
2,3	Freddie Mac Non Gold Pool	5.892%	5/1/37	7,069	7,458
2,3	Freddie Mac Non Gold Pool	5.934%	1/1/37	1,624	1,721
2,3	Freddie Mac Non Gold Pool	5.973%	10/1/37	1,516	1,608
2,3	Freddie Mac Non Gold Pool	6.055%	3/1/37	228	242
2,3	Freddie Mac Non Gold Pool	6.064%	8/1/37	5,115	5,406
2,3	Freddie Mac Non Gold Pool	6.097%	12/1/36	3,323	3,518
2,3	Freddie Mac Non Gold Pool	6.102%	3/1/37	152	159
2,3	Freddie Mac Non Gold Pool	6.105%	8/1/37	1,760	1,862
2,3	Freddie Mac Non Gold Pool	6.201%	6/1/37	3,071	3,220
2,3	Freddie Mac Non Gold Pool	6.480%	2/1/37	3,839	4,099
3	Ginnie Mae II Pool	4.375%	6/20/29	81	83
					389,676
Total U.S. Government and Agency Obligations (Cost $19,923,812)					19,905,826
Asset-Backed/Commercial Mortgage-Backed Securities (3.5%)
4	BA Covered Bond Issuer	5.500%	6/14/12	4,950	5,183
3	BA Credit Card Trust	4.720%	5/15/13	2,325	2,389
3	Banc of America Commercial Mortgage Inc.	5.787%	5/11/35	3,878	3,938
3	Banc of America Commercial Mortgage Inc.	6.503%	4/15/36	2,984	3,086
3	Banc of America Commercial Mortgage Inc.	4.050%	11/10/38	1,928	1,917
3	Banc of America Commercial Mortgage Inc.	4.153%	11/10/38	1,400	1,370
3,5	Banc of America Commercial Mortgage Inc.	5.398%	6/10/39	8,617	8,634
3	Banc of America Commercial Mortgage Inc.	4.877%	7/10/42	15,200	14,486
3,5	Banc of America Commercial Mortgage Inc.	5.142%	11/10/42	720	725
3	Banc of America Commercial Mortgage Inc.	4.727%	7/10/43	2,825	2,357
3	Banc of America Commercial Mortgage Inc.	5.118%	7/11/43	4,000	4,117
3	Banc of America Commercial Mortgage Inc.	5.372%	9/10/45	6,800	6,422
3,5	Banc of America Commercial Mortgage Inc.	5.421%	9/10/45	40	31
3	Banc of America Commercial Mortgage Inc.	5.115%	10/10/45	6,425	6,197
3,5	Banc of America Commercial Mortgage Inc.	5.120%	10/10/45	1,125	1,100
3,5	Banc of America Commercial Mortgage Inc.	5.176%	10/10/45	120	99
3	Banc of America Commercial Mortgage Inc.	5.634%	7/10/46	6,725	6,254
3	Banc of America Commercial Mortgage Inc.	5.675%	7/10/46	2,110	1,660
3,5	Banc of America Commercial Mortgage Inc.	5.179%	9/10/47	500	440
3	Banc of America Commercial Mortgage Inc.	5.414%	9/10/47	4,955	4,614
3	Banc of America Commercial Mortgage Inc.	5.448%	9/10/47	775	618
3,5	Banc of America Commercial Mortgage Inc.	6.166%	2/10/51	8,375	7,503
3	Bear Stearns Commercial Mortgage Securities	5.610%	11/15/33	3,650	3,774
3	Bear Stearns Commercial Mortgage Securities	5.462%	4/12/38	6,600	6,558
3,5	Bear Stearns Commercial Mortgage Securities	5.463%	4/12/38	325	327
3,5	Bear Stearns Commercial Mortgage Securities	5.463%	4/12/38	1,500	1,144
3	Bear Stearns Commercial Mortgage Securities	4.830%	8/15/38	4,500	4,622

18

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,5	Bear Stearns Commercial Mortgage Securities	5.758%	9/11/38	1,000	801
3	Bear Stearns Commercial Mortgage Securities	5.455%	3/11/39	12,725	12,368
3	Bear Stearns Commercial Mortgage Securities	4.680%	8/13/39	8,650	8,595
3	Bear Stearns Commercial Mortgage Securities	4.740%	3/13/40	2,275	2,339
3	Bear Stearns Commercial Mortgage Securities	5.666%	6/11/40	10,125	10,209
3	Bear Stearns Commercial Mortgage Securities	5.405%	12/11/40	645	623
3	Bear Stearns Commercial Mortgage Securities	5.582%	9/11/41	1,125	902
3	Bear Stearns Commercial Mortgage Securities	4.521%	11/11/41	1,400	1,403
3	Bear Stearns Commercial Mortgage Securities	5.742%	9/11/42	7,295	6,917
3	Bear Stearns Commercial Mortgage Securities	5.793%	9/11/42	1,825	1,735
3	Bear Stearns Commercial Mortgage Securities	5.127%	10/12/42	3,375	3,372
3	Bear Stearns Commercial Mortgage Securities	5.149%	10/12/42	725	719
3,5	Bear Stearns Commercial Mortgage Securities	5.513%	1/12/45	2,475	2,003
3	Bear Stearns Commercial Mortgage Securities	5.613%	6/11/50	3,450	3,442
3	Bear Stearns Commercial Mortgage Securities	5.694%	6/11/50	17,325	14,706
3	Bear Stearns Commercial Mortgage Securities	5.700%	6/11/50	4,340	3,704
3,5	Bear Stearns Commercial Mortgage Securities	5.915%	6/11/50	2,625	1,918
3	Capital Auto Receivables Asset Trust	4.680%	10/15/12	6,125	6,329
3	Capital One Multi-Asset Execution Trust	5.300%	2/18/14	2,150	2,248
3	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	12,975	13,465
3	Capital One Multi-Asset Execution Trust	5.750%	7/15/20	1,640	1,780
3	CDC Commercial Mortgage Trust	5.676%	11/15/30	6,225	6,416
3	Chase Commercial Mortgage Securities Corp.	7.757%	4/15/32	106	106
3	Chase Issuance Trust	4.650%	12/17/12	9,275	9,532
3	Chase Issuance Trust	4.650%	3/15/15	11,375	12,082
3	Chase Issuance Trust	5.400%	7/15/15	3,325	3,616
3	CIT Group Home Equity Loan Trust	6.200%	2/25/30	279	250
3	Citibank Credit Card Issuance Trust	5.450%	5/10/13	1,225	1,290
3	Citibank Credit Card Issuance Trust	4.900%	6/23/16	7,575	8,163
3	Citibank Credit Card Issuance Trust	4.850%	3/10/17	1,155	1,219
3	Citibank Credit Card Issuance Trust	4.150%	7/7/17	1,225	1,236
3	Citibank Credit Card Issuance Trust	5.650%	9/20/19	1,200	1,295
3	Citigroup Commercial Mortgage Trust	4.623%	10/15/41	1,125	1,126
3	Citigroup Commercial Mortgage Trust	4.830%	5/15/43	375	321
3,5	Citigroup Commercial Mortgage Trust	5.725%	3/15/49	5,112	4,861
3,5	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	1,875	1,261
3,5	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	3,225	2,776
3,5	Citigroup Commercial Mortgage Trust	6.092%	12/10/49	1,335	1,016
3,5	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.224%	7/15/44	2,475	2,144
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.224%	7/15/44	10,175	10,139
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	6,780	5,984
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.648%	10/15/48	3,150	2,410
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	7,925	7,944
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	5,650	4,840
3,4	Commercial Mortgage Lease-Backed Certificates	6.746%	6/20/31	3,065	3,216
3	Commercial Mortgage Pass Through Certificates	4.084%	6/10/38	1,900	1,878
3	Commercial Mortgage Pass Through Certificates	5.116%	6/10/44	8,075	7,659
3	Commercial Mortgage Pass Through Certificates	5.767%	6/10/46	6,400	6,301
3	Commercial Mortgage Pass Through Certificates	5.248%	12/10/46	1,075	1,081
3,5	Commercial Mortgage Pass Through Certificates	5.816%	12/10/49	5,925	5,381

19

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,5	Countrywide Home Loan
	Mortgage Pass Through Trust	4.065%	5/25/33	1,143	983
3	Credit Suisse First Boston
	Mortgage Securities Corp.	6.380%	12/18/35	889	909
3,5	Credit Suisse First Boston
	Mortgage Securities Corp.	4.750%	1/15/37	5,180	5,026
3	Credit Suisse First Boston
	Mortgage Securities Corp.	4.877%	4/15/37	325	239
3,5	Credit Suisse First Boston
	Mortgage Securities Corp.	5.014%	2/15/38	3,800	3,752
3	Credit Suisse First Boston
	Mortgage Securities Corp.	3.936%	5/15/38	3,975	3,918
3,5	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	670	563
3	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	11,325	10,905
3	Credit Suisse Mortgage Capital Certificates	5.825%	6/15/38	8,550	7,376
3	Credit Suisse Mortgage Capital Certificates	5.825%	6/15/38	350	275
3	Credit Suisse Mortgage Capital Certificates	5.548%	2/15/39	15,575	15,157
3,5	Credit Suisse Mortgage Capital Certificates	5.548%	2/15/39	2,800	2,288
3,5	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	11,150	8,939
3	Credit Suisse Mortgage Capital Certificates	5.509%	9/15/39	550	304
3	Credit Suisse Mortgage Capital Certificates	5.311%	12/15/39	12,575	10,367
3	Credit Suisse Mortgage Capital Certificates	5.343%	12/15/39	930	648
3	Credit Suisse Mortgage Capital Certificates	5.383%	2/15/40	2,250	1,858
3,5	CW Capital Cobalt Ltd.	5.820%	5/15/46	8,100	6,383
3,5	CW Capital Cobalt Ltd.	5.484%	4/15/47	525	418
3	Daimler Chrysler Auto Trust	3.700%	6/8/12	2,855	2,892
3	Discover Card Master Trust	5.100%	10/15/13	225	235
3	Discover Card Master Trust	5.650%	12/15/15	7,975	8,640
3	Discover Card Master Trust	5.650%	3/16/20	2,500	2,664
3	Fifth Third Auto Trust	4.070%	1/17/12	5,275	5,339
3,5	First Union Commercial Mortgage Trust	6.638%	10/15/35	2,940	2,963
3	First Union National Bank Commercial Mortgage	6.223%	12/12/33	4,350	4,547
3	Ford Credit Auto Owner Trust	4.370%	10/15/12	5,525	5,726
3	Ford Credit Auto Owner Trust	2.420%	11/15/14	1,875	1,842
3	GE Capital Commercial Mortgage Corp.	6.531%	5/15/33	3,700	3,835
3	GE Capital Commercial Mortgage Corp.	6.290%	8/11/33	625	649
3	GE Capital Commercial Mortgage Corp.	5.994%	12/10/35	136	137
3	GE Capital Commercial Mortgage Corp.	6.269%	12/10/35	3,050	3,240
3	GE Capital Commercial Mortgage Corp.	5.145%	7/10/37	325	331
3	GE Capital Commercial Mortgage Corp.	4.996%	12/10/37	4,325	4,424
3,5	GE Capital Commercial Mortgage Corp.	5.336%	3/10/44	10,975	10,392
3,5	GE Capital Commercial Mortgage Corp.	5.334%	11/10/45	2,725	2,248
3	GMAC Commercial Mortgage Securities Inc.	7.455%	8/16/33	2,104	2,137
3	GMAC Commercial Mortgage Securities Inc.	6.465%	4/15/34	2,875	2,962
3	GMAC Commercial Mortgage Securities Inc.	6.700%	4/15/34	3,543	3,682
3	GMAC Commercial Mortgage Securities Inc.	4.908%	3/10/38	525	512
3	GMAC Commercial Mortgage Securities Inc.	4.646%	4/10/40	1,525	1,548
3	GMAC Commercial Mortgage Securities Inc.	4.864%	12/10/41	1,825	1,790
3	GMAC Commercial Mortgage Securities Inc.	4.754%	5/10/43	575	499
3	Greenwich Capital Commercial Funding Corp.	4.948%	1/11/35	2,375	2,433
3	Greenwich Capital Commercial Funding Corp.	4.533%	1/5/36	950	960
3	Greenwich Capital Commercial Funding Corp.	4.915%	1/5/36	3,375	3,395
3	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	4,875	4,945
3	Greenwich Capital Commercial Funding Corp.	5.117%	4/10/37	2,025	2,039
3	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	8,540	7,993

20

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,5	Greenwich Capital Commercial Funding Corp.	5.277%	4/10/37	1,900	1,599
3,5	Greenwich Capital Commercial Funding Corp.	5.918%	7/10/38	1,175	939
3	Greenwich Capital Commercial Funding Corp.	5.475%	3/10/39	575	410
3	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	7,650	7,088
3	GS Mortgage Securities Corp. II	5.506%	4/10/38	5,525	5,586
3,5	GS Mortgage Securities Corp. II	5.553%	4/10/38	3,025	2,757
3,5	GS Mortgage Securities Corp. II	5.622%	4/10/38	1,725	1,376
3	GS Mortgage Securities Corp. II	5.396%	8/10/38	10,375	9,819
3	GS Mortgage Securities Corp. II	4.608%	1/10/40	4,325	4,318
3	Harley-Davidson Motorcycle Trust	5.210%	6/17/13	3,625	3,732
3	Honda Auto Receivables Owner Trust	4.880%	9/18/14	2,675	2,816
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.260%	3/15/33	4,203	4,288
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.050%	12/12/34	2,875	2,951
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.985%	1/12/37	3,275	3,367
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.255%	7/12/37	425	438
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.376%	7/12/37	2,750	2,826
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.824%	9/12/37	4,750	4,777
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.948%	9/12/37	275	218
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.404%	1/12/39	4,275	4,066
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.377%	6/12/41	7,750	7,802
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.780%	7/15/42	1,075	840
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.321%	1/12/43	40	31
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.160%	4/15/43	3,873	3,893
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.475%	4/15/43	1,295	1,243
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.444%	12/12/44	1,100	848
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.221%	12/15/44	1,095	955
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.874%	4/15/45	9,075	8,645
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.875%	4/15/45	635	488
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.593%	5/12/45	2,500	2,041
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	5/15/45	1,720	1,417
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.447%	5/15/45	2,025	2,024
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.803%	6/15/49	3,850	3,864
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.818%	6/15/49	5,075	4,512
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.794%	2/12/51	9,300	7,896

21

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.855%	2/12/51	3,075	3,064
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.882%	2/15/51	7,600	6,511
3,5	LB Commercial Conduit Mortgage Trust	5.950%	7/15/44	3,495	2,379
3	LB-UBS Commercial Mortgage Trust	5.386%	6/15/26	446	458
3	LB-UBS Commercial Mortgage Trust	7.370%	8/15/26	3,363	3,412
3	LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	6,195	5,977
3	LB-UBS Commercial Mortgage Trust	4.742%	2/15/30	2,850	2,766
3	LB-UBS Commercial Mortgage Trust	4.553%	7/15/30	366	368
3	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	5,705	5,547
3	LB-UBS Commercial Mortgage Trust	6.133%	12/15/30	1,800	1,878
3	LB-UBS Commercial Mortgage Trust	5.217%	2/15/31	925	778
3	LB-UBS Commercial Mortgage Trust	4.853%	9/15/31	5,950	6,059
3	LB-UBS Commercial Mortgage Trust	4.960%	12/15/31	2,375	2,418
3	LB-UBS Commercial Mortgage Trust	4.166%	5/15/32	2,605	2,577
3	LB-UBS Commercial Mortgage Trust	4.931%	9/15/35	5,900	5,971
3,5	LB-UBS Commercial Mortgage Trust	5.661%	3/15/39	8,600	8,143
3	LB-UBS Commercial Mortgage Trust	5.413%	9/15/39	425	323
3	LB-UBS Commercial Mortgage Trust	5.424%	2/15/40	1,200	998
3	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	6,000	5,119
3	LB-UBS Commercial Mortgage Trust	5.455%	2/15/40	1,700	1,122
3,5	LB-UBS Commercial Mortgage Trust	5.493%	2/15/40	1,305	888
3,5	LB-UBS Commercial Mortgage Trust	5.263%	11/15/40	245	214
3,5	LB-UBS Commercial Mortgage Trust	6.149%	4/15/41	1,970	1,443
3,5	LB-UBS Commercial Mortgage Trust	6.149%	4/15/41	8,650	8,308
3	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	8,490	7,228
3	MBNA Master Credit Card Trust	7.800%	10/15/12	200	205
3	Merrill Lynch Mortgage Trust	5.236%	11/12/35	4,150	4,158
3	Merrill Lynch Mortgage Trust	5.107%	7/12/38	50	42
3	Merrill Lynch Mortgage Trust	5.655%	5/12/39	4,100	3,860
3,5	Merrill Lynch Mortgage Trust	5.656%	5/12/39	625	482
3	Merrill Lynch Mortgage Trust	5.782%	8/12/43	1,965	1,596
3,5	Merrill Lynch Mortgage Trust	5.291%	1/12/44	6,675	6,434
3,5	Merrill Lynch Mortgage Trust	5.828%	6/12/50	14,600	11,930
3,5	Merrill Lynch Mortgage Trust	5.828%	6/12/50	1,175	771
3	Merrill Lynch Mortgage Trust	5.425%	2/12/51	1,275	1,244
3	Merrill Lynch Mortgage Trust	5.690%	2/12/51	3,250	2,807
3,5	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.517%	2/12/39	275	145
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.909%	6/12/46	14,950	14,699
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.456%	7/12/46	300	204
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	6,975	5,302
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	3,810	3,772
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/49	9,770	7,962
3	Morgan Stanley Capital I	4.970%	4/14/40	1,625	1,619
3,5	Morgan Stanley Capital I	5.110%	6/15/40	4,775	4,731
3	Morgan Stanley Capital I	5.030%	6/13/41	425	426
3	Morgan Stanley Capital I	5.270%	6/13/41	2,185	2,152
3,5	Morgan Stanley Capital I	5.810%	8/12/41	775	621
3	Morgan Stanley Capital I	5.328%	11/12/41	950	906
3	Morgan Stanley Capital I	5.360%	11/12/41	2,626	1,950

22

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Morgan Stanley Capital I	4.970%	12/15/41	4,450	4,440
3	Morgan Stanley Capital I	5.168%	1/14/42	1,500	1,506
3,5	Morgan Stanley Capital I	5.649%	6/11/42	4,625	4,478
3,5	Morgan Stanley Capital I	5.649%	6/11/42	175	125
3	Morgan Stanley Capital I	4.989%	8/13/42	7,250	7,097
3	Morgan Stanley Capital I	5.230%	9/15/42	9,800	9,573
3	Morgan Stanley Capital I	5.769%	10/15/42	2,700	2,619
3,5	Morgan Stanley Capital I	5.774%	10/15/42	75	61
3,5	Morgan Stanley Capital I	5.207%	11/14/42	170	148
3,5	Morgan Stanley Capital I	5.207%	11/14/42	5,750	5,782
3	Morgan Stanley Capital I	6.280%	1/11/43	6,525	6,062
3	Morgan Stanley Capital I	5.332%	12/15/43	2,100	1,924
3,5	Morgan Stanley Capital I	5.385%	3/12/44	10,375	9,909
3,5	Morgan Stanley Capital I	5.773%	7/12/44	1,575	1,253
3	Morgan Stanley Capital I	4.660%	9/13/45	2,150	2,069
3,5	Morgan Stanley Capital I	5.691%	4/15/49	1,600	948
3,5	Morgan Stanley Capital I	5.544%	11/12/49	2,500	1,827
3	Morgan Stanley Capital I	5.809%	12/12/49	3,425	2,897
3	Morgan Stanley Capital I	5.090%	10/12/52	2,650	2,678
3,5	Morgan Stanley Capital I	5.204%	10/12/52	1,725	1,356
3	Morgan Stanley Capital I	4.770%	7/15/56	1,345	1,002
3	Morgan Stanley Dean Witter Capital I	6.660%	2/15/33	1,274	1,308
3	Morgan Stanley Dean Witter Capital I	6.390%	7/15/33	1,363	1,415
3	Morgan Stanley Dean Witter Capital I	4.920%	3/12/35	4,325	4,360
3	Morgan Stanley Dean Witter Capital I	6.390%	10/15/35	2,280	2,407
3	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	6,505	6,374
3	Morgan Stanley Dean Witter Capital I	5.980%	1/15/39	3,625	3,716
3	Nissan Auto Receivables Owner Trust	4.460%	4/16/12	225	230
3	Nissan Auto Receivables Owner Trust	5.050%	11/17/14	2,275	2,413
3	Oncor Electric Delivery Transition Bond Co. LLC	4.030%	2/15/12	73	73
3	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	1,032	1,048
3	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	2,552	2,663
3	PNC Mortgage Acceptance Corp.	7.300%	10/12/33	178	182
3	PSE&G Transition Funding LLC	6.890%	12/15/17	6,975	8,104
3	Public Service New Hampshire Funding LLC	6.480%	5/1/15	319	344
3	Residential Asset Securities Corp.	6.489%	10/25/30	79	66
3,5	Salomon Brothers Mortgage Securities VII Inc.	3.688%	9/25/33	2,628	2,510
3	USAA Auto Owner Trust	4.710%	2/18/14	4,550	4,799
3	Wachovia Bank Commercial Mortgage Trust	4.440%	11/15/34	205	207
3	Wachovia Bank Commercial Mortgage Trust	4.980%	11/15/34	200	205
3	Wachovia Bank Commercial Mortgage Trust	4.867%	2/15/35	200	203
3,5	Wachovia Bank Commercial Mortgage Trust	5.125%	8/15/35	1,100	1,123
3	Wachovia Bank Commercial Mortgage Trust	4.719%	1/15/41	1,125	1,130
3	Wachovia Bank Commercial Mortgage Trust	4.748%	2/15/41	8,075	7,944
3	Wachovia Bank Commercial Mortgage Trust	5.001%	7/15/41	2,162	2,177
3,5	Wachovia Bank Commercial Mortgage Trust	5.237%	7/15/41	9,475	9,492
3	Wachovia Bank Commercial Mortgage Trust	4.803%	10/15/41	10,025	9,620
3,5	Wachovia Bank Commercial Mortgage Trust	5.083%	3/15/42	5,425	5,370
3	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	2,825	2,727
3,5	Wachovia Bank Commercial Mortgage Trust	5.740%	5/15/43	7,250	7,022
3,5	Wachovia Bank Commercial Mortgage Trust	5.740%	5/15/43	2,075	1,614
3	Wachovia Bank Commercial Mortgage Trust	4.699%	5/15/44	4,900	4,675
3,5	Wachovia Bank Commercial Mortgage Trust	5.209%	10/15/44	6,475	6,395
3,5	Wachovia Bank Commercial Mortgage Trust	5.265%	12/15/44	10,950	10,944
3,5	Wachovia Bank Commercial Mortgage Trust	5.315%	12/15/44	60	51
3,5	Wachovia Bank Commercial Mortgage Trust	5.956%	6/15/45	475	368
3,5	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	2,950	2,673

23

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,5	Wachovia Bank Commercial Mortgage Trust	5.818%	5/15/46	1,540	1,020
3	Wachovia Bank Commercial Mortgage Trust	5.313%	11/15/48	5,275	4,999
3	Wachovia Bank Commercial Mortgage Trust	5.339%	11/15/48	3,850	2,885
3	World Omni Auto Receivables Trust	3.940%	10/15/12	5,650	5,761
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $833,148)					960,201
Corporate Bonds (19.5%)
Finance (7.0%)
	Banking (4.7%)
3	Abbey National Capital Trust I	8.963%	12/29/49	500	492
	Abbey National PLC	7.950%	10/26/29	2,575	2,869
	ABN Amro Bank NV	4.650%	6/4/18	100	80
	American Express Bank FSB	5.550%	10/17/12	1,300	1,383
	American Express Bank FSB	5.500%	4/16/13	3,275	3,478
	American Express Bank FSB	6.000%	9/13/17	1,500	1,548
	American Express Centurion Bank	5.550%	10/17/12	1,025	1,093
	American Express Centurion Bank	5.950%	6/12/17	650	674
	American Express Centurion Bank	6.000%	9/13/17	9,450	9,810
	American Express Co.	4.875%	7/15/13	1,575	1,639
	American Express Co.	7.250%	5/20/14	1,250	1,409
	American Express Co.	5.500%	9/12/16	1,025	1,055
	American Express Co.	6.150%	8/28/17	2,025	2,113
	American Express Co.	7.000%	3/19/18	12,050	13,290
	American Express Co.	8.125%	5/20/19	1,625	1,930
	American Express Co.	8.150%	3/19/38	525	650
3	American Express Co.	6.800%	9/1/66	2,125	1,839
	American Express Credit Corp.	5.000%	12/2/10	1,925	1,987
	American Express Credit Corp.	5.875%	5/2/13	3,175	3,399
	American Express Credit Corp.	7.300%	8/20/13	6,300	7,084
	American Express Credit Corp.	5.125%	8/25/14	2,900	3,057
4	American Express Travel Related Services Co. Inc.	5.250%	11/21/11	2,400	2,504
	Amsouth Bank	5.200%	4/1/15	1,825	1,571
	Associates Corp. of North America	6.950%	11/1/18	100	101
	Banco Santander Chile	2.875%	11/13/12	2,000	2,012
	Bank of America Corp.	4.250%	10/1/10	1,000	1,026
	Bank of America Corp.	4.375%	12/1/10	1,425	1,469
	Bank of America Corp.	5.375%	8/15/11	1,100	1,160
	Bank of America Corp.	5.375%	9/11/12	2,175	2,307
	Bank of America Corp.	4.875%	9/15/12	5,100	5,338
	Bank of America Corp.	4.875%	1/15/13	2,825	2,946
	Bank of America Corp.	4.900%	5/1/13	6,925	7,176
	Bank of America Corp.	7.375%	5/15/14	9,650	10,943
	Bank of America Corp.	5.375%	6/15/14	1,075	1,120
	Bank of America Corp.	5.125%	11/15/14	6,350	6,570
	Bank of America Corp.	4.750%	8/1/15	275	279
	Bank of America Corp.	5.250%	12/1/15	1,225	1,235
	Bank of America Corp.	6.500%	8/1/16	10,100	10,888
	Bank of America Corp.	5.750%	8/15/16	3,250	3,279
	Bank of America Corp.	5.625%	10/14/16	2,325	2,362
	Bank of America Corp.	5.420%	3/15/17	5,375	5,328
	Bank of America Corp.	6.000%	9/1/17	400	418
	Bank of America Corp.	5.750%	12/1/17	1,575	1,622
	Bank of America Corp.	5.650%	5/1/18	14,850	15,108
	Bank of America Corp.	7.625%	6/1/19	4,025	4,657
	Bank of America Corp.	6.800%	3/15/28	600	586
	Bank of America Corp.	6.500%	9/15/37	875	850
	Bank of America NA	5.300%	3/15/17	6,650	6,499

24

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of America NA	6.100%	6/15/17	1,975	2,008
Bank of America NA	6.000%	10/15/36	4,225	4,085
Bank of New York Mellon Corp.	4.950%	1/14/11	1,125	1,167
Bank of New York Mellon Corp.	6.375%	4/1/12	100	109
Bank of New York Mellon Corp.	4.950%	11/1/12	9,500	10,233
Bank of New York Mellon Corp.	4.500%	4/1/13	525	553
Bank of New York Mellon Corp.	5.125%	8/27/13	1,000	1,079
Bank of New York Mellon Corp.	4.300%	5/15/14	2,000	2,103
Bank of New York Mellon Corp.	4.950%	3/15/15	2,325	2,450
Bank of New York Mellon Corp.	5.450%	5/15/19	3,645	3,823
4 Bank of Scotland PLC	5.250%	2/21/17	4,300	4,278
Bank of Tokyo-Mitsubishi UFJ Ltd.	7.400%	6/15/11	450	487
Bank One Corp.	5.900%	11/15/11	1,150	1,229
Bank One Corp.	5.250%	1/30/13	1,450	1,535
Bank One Corp.	4.900%	4/30/15	975	1,006
Bank One Corp.	7.625%	10/15/26	425	483
Banque Paribas	6.950%	7/22/13	325	357
Barclays Bank PLC	5.450%	9/12/12	1,450	1,568
Barclays Bank PLC	2.500%	1/23/13	2,325	2,323
Barclays Bank PLC	5.200%	7/10/14	5,800	6,175
Barclays Bank PLC	5.000%	9/22/16	2,450	2,508
Barclays Bank PLC	6.750%	5/22/19	2,175	2,442
BB&T Capital Trust II	6.750%	6/7/36	2,675	2,493
3 BB&T Capital Trust IV	6.820%	6/12/57	1,050	947
BB&T Corp.	6.500%	8/1/11	675	719
BB&T Corp.	3.850%	7/27/12	2,375	2,461
BB&T Corp.	4.750%	10/1/12	1,675	1,747
BB&T Corp.	3.375%	9/25/13	2,725	2,748
BB&T Corp.	5.700%	4/30/14	1,750	1,889
BB&T Corp.	5.200%	12/23/15	1,575	1,641
BB&T Corp.	4.900%	6/30/17	100	97
BB&T Corp.	6.850%	4/30/19	1,750	1,983
BB&T Corp.	5.250%	11/1/19	4,350	4,272
Bear Stearns Cos. LLC	4.500%	10/28/10	850	877
Bear Stearns Cos. LLC	5.350%	2/1/12	6,600	7,018
Bear Stearns Cos. LLC	6.950%	8/10/12	2,475	2,765
Bear Stearns Cos. LLC	5.700%	11/15/14	4,825	5,276
Bear Stearns Cos. LLC	5.300%	10/30/15	1,900	2,021
Bear Stearns Cos. LLC	5.550%	1/22/17	1,850	1,889
Bear Stearns Cos. LLC	6.400%	10/2/17	2,025	2,227
Bear Stearns Cos. LLC	7.250%	2/1/18	3,975	4,578
Bear Stearns Cos. LLC	4.650%	7/2/18	425	409
BNP Paribas US Medium-Term Note Program LLC	2.125%	12/21/12	350	350
BNY Mellon NA	4.750%	12/15/14	3,350	3,527
Branch Banking & Trust Co.	5.625%	9/15/16	1,875	1,853
Capital One Bank USA NA	6.500%	6/13/13	1,150	1,233
Capital One Bank USA NA	8.800%	7/15/19	7,200	8,556
Capital One Capital III	7.686%	8/15/36	2,025	1,782
Capital One Capital IV	6.745%	2/17/37	850	705
Capital One Capital V	10.250%	8/15/39	625	728
Capital One Capital VI	8.875%	5/15/40	700	745
Capital One Financial Corp.	5.700%	9/15/11	1,075	1,133
Capital One Financial Corp.	4.800%	2/21/12	525	545
Capital One Financial Corp.	7.375%	5/23/14	2,500	2,832
Capital One Financial Corp.	5.500%	6/1/15	2,800	2,920
Capital One Financial Corp.	6.150%	9/1/16	1,875	1,891
Capital One Financial Corp.	5.250%	2/21/17	1,075	1,057

25

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	6.750%	9/15/17	1,575	1,690
	Charter One Bank NA	5.500%	4/26/11	3,425	3,507
3,4	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	4,025	3,930
	Citigroup Inc.	6.500%	1/18/11	3,400	3,554
	Citigroup Inc.	5.125%	2/14/11	1,800	1,856
	Citigroup Inc.	5.100%	9/29/11	5,450	5,648
	Citigroup Inc.	6.000%	2/21/12	1,525	1,610
	Citigroup Inc.	5.250%	2/27/12	3,875	4,030
	Citigroup Inc.	5.500%	8/27/12	1,050	1,091
	Citigroup Inc.	5.625%	8/27/12	2,900	2,986
	Citigroup Inc.	5.300%	10/17/12	12,725	13,307
	Citigroup Inc.	5.500%	4/11/13	8,325	8,645
	Citigroup Inc.	6.500%	8/19/13	6,450	6,880
	Citigroup Inc.	5.125%	5/5/14	825	829
	Citigroup Inc.	6.375%	8/12/14	6,125	6,407
	Citigroup Inc.	5.000%	9/15/14	10,150	9,806
	Citigroup Inc.	5.500%	10/15/14	4,850	4,920
	Citigroup Inc.	6.010%	1/15/15	3,250	3,339
	Citigroup Inc.	4.700%	5/29/15	1,000	966
	Citigroup Inc.	5.300%	1/7/16	5,550	5,428
	Citigroup Inc.	5.500%	2/15/17	850	807
	Citigroup Inc.	6.000%	8/15/17	4,325	4,326
	Citigroup Inc.	6.125%	11/21/17	9,625	9,773
	Citigroup Inc.	6.125%	5/15/18	8,633	8,654
	Citigroup Inc.	8.500%	5/22/19	8,875	10,284
	Citigroup Inc.	6.625%	6/15/32	1,925	1,785
	Citigroup Inc.	5.875%	2/22/33	3,250	2,728
	Citigroup Inc.	6.000%	10/31/33	2,525	2,135
	Citigroup Inc.	5.850%	12/11/34	650	560
	Citigroup Inc.	6.125%	8/25/36	2,100	1,791
	Citigroup Inc.	5.875%	5/29/37	4,550	4,053
	Citigroup Inc.	6.875%	3/5/38	4,500	4,494
	Citigroup Inc.	8.125%	7/15/39	2,700	3,082
	Comerica Bank	5.750%	11/21/16	3,775	3,643
	Comerica Bank	5.200%	8/22/17	2,800	2,611
3	Comerica Capital Trust II	6.576%	2/20/37	950	760
	Comerica Inc.	4.800%	5/1/15	2,600	2,404
	Compass Bank	6.400%	10/1/17	900	901
	Compass Bank	5.900%	4/1/26	650	538
4	Corestates Capital I	8.000%	12/15/26	1,600	1,584
	Countrywide Financial Corp.	5.800%	6/7/12	1,800	1,912
	Countrywide Financial Corp.	6.250%	5/15/16	450	459
	Countrywide Home Loans Inc.	4.000%	3/22/11	800	821
	Credit Suisse	5.000%	5/15/13	3,975	4,237
	Credit Suisse	5.500%	5/1/14	7,200	7,816
	Credit Suisse	6.000%	2/15/18	6,150	6,456
	Credit Suisse	5.300%	8/13/19	8,025	8,307
3	Credit Suisse	5.860%	5/15/49	2,450	2,174
	Credit Suisse USA Inc.	4.875%	8/15/10	5,725	5,877
	Credit Suisse USA Inc.	5.250%	3/2/11	2,500	2,620
	Credit Suisse USA Inc.	5.500%	8/16/11	1,475	1,567
	Credit Suisse USA Inc.	6.125%	11/15/11	3,825	4,144
	Credit Suisse USA Inc.	6.500%	1/15/12	975	1,062
	Credit Suisse USA Inc.	5.500%	8/15/13	4,500	4,859
	Credit Suisse USA Inc.	5.125%	1/15/14	625	668
	Credit Suisse USA Inc.	4.875%	1/15/15	5,435	5,701
	Credit Suisse USA Inc.	5.125%	8/15/15	3,665	3,902

26

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Credit Suisse USA Inc.	7.125%	7/15/32	1,425	1,676
Deutsche Bank AG	5.375%	10/12/12	5,850	6,318
Deutsche Bank AG	4.875%	5/20/13	5,500	5,849
Deutsche Bank AG	6.000%	9/1/17	9,375	10,221
Deutsche Bank Financial LLC	5.375%	3/2/15	1,800	1,872
FIA Card Services NA	6.625%	6/15/12	1,100	1,168
Fifth Third Bancorp	6.250%	5/1/13	100	104
Fifth Third Bancorp	4.500%	6/1/18	725	590
Fifth Third Bancorp	8.250%	3/1/38	2,725	2,560
Fifth Third Bank/Ohio	4.750%	2/1/15	2,800	2,671
3 Fifth Third Capital Trust IV	6.500%	4/15/67	950	693
First Tennessee Bank NA	5.050%	1/15/15	500	442
First Union Institutional Capital I	8.040%	12/1/26	525	524
Golden West Financial Corp.	4.750%	10/1/12	975	1,021
Goldman Sachs Capital I	6.345%	2/15/34	4,975	4,638
3 Goldman Sachs Capital II	5.793%	12/29/49	2,550	1,963
Goldman Sachs Group Inc.	4.500%	6/15/10	2,350	2,392
Goldman Sachs Group Inc.	6.875%	1/15/11	3,175	3,372
Goldman Sachs Group Inc.	6.600%	1/15/12	6,750	7,314
Goldman Sachs Group Inc.	5.300%	2/14/12	325	345
Goldman Sachs Group Inc.	5.700%	9/1/12	275	297
Goldman Sachs Group Inc.	5.450%	11/1/12	3,550	3,821
Goldman Sachs Group Inc.	5.250%	4/1/13	3,150	3,326
Goldman Sachs Group Inc.	4.750%	7/15/13	4,275	4,472
Goldman Sachs Group Inc.	5.250%	10/15/13	5,100	5,416
Goldman Sachs Group Inc.	5.150%	1/15/14	2,050	2,172
Goldman Sachs Group Inc.	6.000%	5/1/14	17,425	19,095
Goldman Sachs Group Inc.	5.000%	10/1/14	11,175	11,759
Goldman Sachs Group Inc.	5.125%	1/15/15	6,525	6,858
Goldman Sachs Group Inc.	5.350%	1/15/16	6,200	6,447
Goldman Sachs Group Inc.	5.750%	10/1/16	2,000	2,113
Goldman Sachs Group Inc.	5.625%	1/15/17	4,275	4,397
Goldman Sachs Group Inc.	6.250%	9/1/17	8,625	9,254
Goldman Sachs Group Inc.	5.950%	1/18/18	5,775	6,096
Goldman Sachs Group Inc.	6.150%	4/1/18	10,125	10,841
Goldman Sachs Group Inc.	7.500%	2/15/19	4,000	4,666
Goldman Sachs Group Inc.	5.950%	1/15/27	4,650	4,479
Goldman Sachs Group Inc.	6.125%	2/15/33	4,900	5,016
Goldman Sachs Group Inc.	6.450%	5/1/36	2,175	2,144
Goldman Sachs Group Inc.	6.750%	10/1/37	11,025	11,255
4 HBOS PLC	6.750%	5/21/18	2,075	1,920
HSBC Bank PLC	6.950%	3/15/11	2,625	2,744
HSBC Bank USA NA	4.625%	4/1/14	3,975	4,150
HSBC Bank USA NA	5.875%	11/1/34	1,200	1,159
HSBC Bank USA NA	5.625%	8/15/35	1,225	1,123
HSBC Holdings PLC	7.625%	5/17/32	325	352
HSBC Holdings PLC	7.350%	11/27/32	600	654
HSBC Holdings PLC	6.500%	5/2/36	5,000	5,236
HSBC Holdings PLC	6.500%	9/15/37	5,850	6,116
HSBC Holdings PLC	6.800%	6/1/38	1,325	1,433
4 ICICI Bank Ltd.	6.625%	10/3/12	4,525	4,763
JP Morgan Chase Capital XV	5.875%	3/15/35	2,125	1,881
JP Morgan Chase Capital XVII	5.850%	8/1/35	250	216
JP Morgan Chase Capital XX	6.550%	9/29/36	2,250	2,081
JP Morgan Chase Capital XXII	6.450%	2/2/37	4,175	3,834
JP Morgan Chase Capital XXV	6.800%	10/1/37	2,775	2,745
JPMorgan Chase & Co.	6.750%	2/1/11	950	1,006

27

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	5.600%	6/1/11	200	212
JPMorgan Chase & Co.	4.850%	6/16/11	2,425	2,544
JPMorgan Chase & Co.	4.500%	1/15/12	3,075	3,236
JPMorgan Chase & Co.	6.625%	3/15/12	2,975	3,252
JPMorgan Chase & Co.	5.375%	10/1/12	5,950	6,453
JPMorgan Chase & Co.	5.750%	1/2/13	2,175	2,340
JPMorgan Chase & Co.	4.750%	5/1/13	4,450	4,698
JPMorgan Chase & Co.	5.375%	1/15/14	450	482
JPMorgan Chase & Co.	4.875%	3/15/14	8,800	9,175
JPMorgan Chase & Co.	4.650%	6/1/14	4,600	4,856
JPMorgan Chase & Co.	5.125%	9/15/14	15,215	16,090
JPMorgan Chase & Co.	4.750%	3/1/15	6,975	7,301
JPMorgan Chase & Co.	5.250%	5/1/15	2,025	2,106
JPMorgan Chase & Co.	5.150%	10/1/15	2,525	2,621
JPMorgan Chase & Co.	6.125%	6/27/17	3,675	3,875
JPMorgan Chase & Co.	6.000%	1/15/18	950	1,028
JPMorgan Chase & Co.	6.300%	4/23/19	17,600	19,467
JPMorgan Chase & Co.	6.400%	5/15/38	10,650	11,731
JPMorgan Chase Bank NA	5.875%	6/13/16	1,350	1,415
JPMorgan Chase Capital XXVII	7.000%	11/1/39	975	990
KeyBank NA	7.000%	2/1/11	275	286
KeyBank NA	5.500%	9/17/12	2,000	2,077
KeyBank NA	5.800%	7/1/14	850	833
KeyBank NA	4.950%	9/15/15	2,025	1,893
KeyBank NA	5.450%	3/3/16	2,500	2,301
KeyCorp	6.500%	5/14/13	1,500	1,546
M&I Marshall & Ilsley Bank	5.250%	9/4/12	225	202
M&I Marshall & Ilsley Bank	4.850%	6/16/15	350	273
M&I Marshall & Ilsley Bank	5.000%	1/17/17	100	78
Manufacturers & Traders Trust Co.	6.625%	12/4/17	2,475	2,528
3 Manufacturers & Traders Trust Co.	5.585%	12/28/20	100	83
MBNA Corp.	7.500%	3/15/12	1,125	1,232
MBNA Corp.	6.125%	3/1/13	1,375	1,451
MBNA Corp.	5.000%	6/15/15	1,425	1,422
Mellon Funding Corp.	6.400%	5/14/11	100	106
Mellon Funding Corp.	5.000%	12/1/14	425	453
Merrill Lynch & Co. Inc.	4.790%	8/4/10	525	536
Merrill Lynch & Co. Inc.	5.770%	7/25/11	1,075	1,137
Merrill Lynch & Co. Inc.	6.050%	8/15/12	3,475	3,735
Merrill Lynch & Co. Inc.	5.450%	2/5/13	3,225	3,395
Merrill Lynch & Co. Inc.	6.150%	4/25/13	7,200	7,819
Merrill Lynch & Co. Inc.	5.000%	2/3/14	5,325	5,460
Merrill Lynch & Co. Inc.	5.450%	7/15/14	850	894
Merrill Lynch & Co. Inc.	5.000%	1/15/15	11,281	11,505
Merrill Lynch & Co. Inc.	6.050%	5/16/16	1,025	1,036
Merrill Lynch & Co. Inc.	5.700%	5/2/17	5,825	5,720
Merrill Lynch & Co. Inc.	6.400%	8/28/17	5,425	5,679
Merrill Lynch & Co. Inc.	6.875%	4/25/18	16,925	18,263
Merrill Lynch & Co. Inc.	6.500%	7/15/18	100	103
Merrill Lynch & Co. Inc.	6.220%	9/15/26	4,525	4,301
Merrill Lynch & Co. Inc.	6.110%	1/29/37	2,375	2,175
Merrill Lynch & Co. Inc.	7.750%	5/14/38	4,200	4,627
Morgan Stanley	4.000%	1/15/10	800	801
Morgan Stanley	5.050%	1/21/11	3,925	4,071
Morgan Stanley	6.750%	4/15/11	2,000	2,122
Morgan Stanley	5.625%	1/9/12	9,020	9,560
Morgan Stanley	6.600%	4/1/12	3,400	3,690

28

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Morgan Stanley	5.750%	8/31/12	2,350	2,534
	Morgan Stanley	5.300%	3/1/13	4,500	4,757
	Morgan Stanley	6.750%	10/15/13	200	219
	Morgan Stanley	4.750%	4/1/14	13,900	13,987
	Morgan Stanley	6.000%	5/13/14	12,050	12,937
	Morgan Stanley	4.200%	11/20/14	5,825	5,819
	Morgan Stanley	6.000%	4/28/15	5,975	6,366
	Morgan Stanley	5.375%	10/15/15	2,100	2,189
	Morgan Stanley	5.750%	10/18/16	4,700	4,901
	Morgan Stanley	5.450%	1/9/17	3,225	3,272
	Morgan Stanley	5.550%	4/27/17	1,375	1,397
	Morgan Stanley	5.950%	12/28/17	5,100	5,291
	Morgan Stanley	6.625%	4/1/18	11,275	12,232
	Morgan Stanley	7.300%	5/13/19	9,300	10,448
	Morgan Stanley	5.625%	9/23/19	9,000	9,065
	Morgan Stanley	6.250%	8/9/26	5,425	5,574
	Morgan Stanley	7.250%	4/1/32	750	867
	National City Bank	6.250%	3/15/11	625	652
	National City Bank	4.625%	5/1/13	725	736
	National City Corp.	4.900%	1/15/15	850	871
	National City Corp.	6.875%	5/15/19	525	567
3	National City Preferred Capital Trust I	12.000%	12/31/49	1,575	1,803
4	Nationwide Building Society	5.500%	7/18/12	7,275	7,766
	North Fork Bancorporation Inc.	5.875%	8/15/12	100	104
4	Northern Rock PLC	5.625%	6/22/17	14,075	13,486
	Northern Trust Co.	6.500%	8/15/18	425	470
	Northern Trust Corp.	5.500%	8/15/13	425	461
	Northern Trust Corp.	4.625%	5/1/14	1,025	1,093
	PNC Bank NA	4.875%	9/21/17	3,575	3,385
	PNC Bank NA	6.000%	12/7/17	325	329
	PNC Funding Corp.	5.125%	12/14/10	1,450	1,506
	PNC Funding Corp.	5.400%	6/10/14	475	512
	PNC Funding Corp.	4.250%	9/21/15	650	663
	PNC Funding Corp.	5.250%	11/15/15	2,825	2,897
	PNC Funding Corp.	5.625%	2/1/17	325	326
	PNC Funding Corp.	6.700%	6/10/19	1,075	1,198
	Regions Bank	7.500%	5/15/18	325	298
	Regions Financial Corp.	6.375%	5/15/12	1,100	1,050
	Regions Financial Corp.	7.750%	11/10/14	1,625	1,629
	Regions Financial Corp.	7.375%	12/10/37	1,050	860
	Royal Bank of Canada	4.125%	1/26/10	1,000	1,002
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	325	328
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	1,800	1,559
	Royal Bank of Scotland Group PLC	6.400%	10/21/19	10,150	10,049
4	Royal Bank of Scotland PLC	4.875%	8/25/14	1,800	1,807
	Santander Financial Issuances Ltd.	6.375%	2/15/11	600	625
	SouthTrust Corp.	5.800%	6/15/14	750	783
	Sovereign Bank	5.125%	3/15/13	625	635
	Sovereign Bank	8.750%	5/30/18	675	777
3,4	Standard Chartered PLC	6.409%	12/31/49	1,975	1,600
	State Street Bank and Trust Co.	5.300%	1/15/16	900	914
	State Street Corp.	4.300%	5/30/14	1,600	1,664
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	4,075	4,555
	SunTrust Bank	6.375%	4/1/11	1,900	1,976
	SunTrust Bank	5.000%	9/1/15	100	96
	SunTrust Bank	5.450%	12/1/17	100	96
	SunTrust Bank	7.250%	3/15/18	375	389

29

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
SunTrust Banks Inc.	5.250%	11/5/12	1,800	1,866
SunTrust Banks Inc.	6.000%	9/11/17	1,300	1,289
SunTrust Banks Inc.	6.000%	2/15/26	1,450	1,175
SunTrust Capital VIII	6.100%	12/15/36	657	456
UBS AG	7.000%	10/15/15	1,000	1,061
UBS AG	5.875%	7/15/16	2,325	2,359
UBS AG	7.375%	6/15/17	1,050	1,101
UBS AG	5.875%	12/20/17	6,525	6,716
UBS AG	5.750%	4/25/18	3,000	3,062
UFJ Finance Aruba AEC	6.750%	7/15/13	9,750	10,706
Union Bank NA	5.950%	5/11/16	1,375	1,376
Union Planters Corp.	4.375%	12/1/10	200	200
Union Planters Corp.	7.750%	3/1/11	2,350	2,304
UnionBanCal Corp.	5.250%	12/16/13	700	713
US Bank NA	6.375%	8/1/11	2,200	2,366
US Bank NA	6.300%	2/4/14	3,150	3,479
US Bank NA	4.950%	10/30/14	4,800	5,109
3 USB Capital IX	6.189%	4/15/49	2,625	2,113
USB Capital XIII Trust	6.625%	12/15/39	675	678
Wachovia Bank NA	7.800%	8/18/10	2,850	2,979
Wachovia Bank NA	4.800%	11/1/14	425	432
Wachovia Bank NA	4.875%	2/1/15	6,050	6,186
Wachovia Bank NA	5.000%	8/15/15	325	330
Wachovia Bank NA	6.000%	11/15/17	2,500	2,621
Wachovia Bank NA	5.850%	2/1/37	5,775	5,581
Wachovia Bank NA	6.600%	1/15/38	4,225	4,457
3 Wachovia Capital Trust III	5.800%	3/15/11	4,100	3,116
Wachovia Corp.	5.300%	10/15/11	4,125	4,384
Wachovia Corp.	5.500%	5/1/13	4,740	5,069
Wachovia Corp.	4.875%	2/15/14	5,275	5,369
Wachovia Corp.	5.250%	8/1/14	1,900	1,967
Wachovia Corp.	5.625%	10/15/16	3,800	3,872
Wachovia Corp.	5.750%	6/15/17	5,425	5,649
Wachovia Corp.	5.750%	2/1/18	325	338
Wachovia Corp.	6.605%	10/1/25	100	96
Wachovia Corp.	7.500%	4/15/35	275	287
Wachovia Corp.	5.500%	8/1/35	1,325	1,186
Wachovia Corp.	6.550%	10/15/35	250	234
Wells Fargo & Co.	4.200%	1/15/10	1,025	1,026
Wells Fargo & Co.	4.875%	1/12/11	3,425	3,555
Wells Fargo & Co.	6.375%	8/1/11	425	454
Wells Fargo & Co.	5.300%	8/26/11	9,575	10,130
Wells Fargo & Co.	5.125%	9/1/12	1,200	1,264
Wells Fargo & Co.	5.250%	10/23/12	11,575	12,379
Wells Fargo & Co.	4.375%	1/31/13	5,100	5,284
Wells Fargo & Co.	4.950%	10/16/13	1,150	1,196
Wells Fargo & Co.	3.750%	10/1/14	2,050	2,047
Wells Fargo & Co.	5.625%	12/11/17	6,725	6,976
Wells Fargo & Co.	5.375%	2/7/35	4,700	4,370
Wells Fargo Bank NA	6.450%	2/1/11	4,150	4,356
Wells Fargo Bank NA	4.750%	2/9/15	4,925	5,036
Wells Fargo Bank NA	5.750%	5/16/16	3,600	3,687
Wells Fargo Bank NA	5.950%	8/26/36	700	674
Wells Fargo Capital X	5.950%	12/15/36	725	631
3 Wells Fargo Capital XIII	7.700%	12/29/49	2,325	2,255
3 Wells Fargo Capital XV	9.750%	12/29/49	3,650	3,942
Wells Fargo Financial Inc.	5.500%	8/1/12	1,225	1,312

30

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Westpac Banking Corp.	2.250%	11/19/12	3,725	3,713
Westpac Banking Corp.	4.200%	2/27/15	5,325	5,410
Westpac Banking Corp.	4.875%	11/19/19	3,725	3,678

Brokerage (0.1%)
Ameriprise Financial Inc.	5.650%	11/15/15	1,550	1,644
3 Ameriprise Financial Inc.	7.518%	6/1/66	325	281
BlackRock Inc.	2.250%	12/10/12	2,300	2,289
BlackRock Inc.	3.500%	12/10/14	1,700	1,683
BlackRock Inc.	6.250%	9/15/17	1,150	1,239
BlackRock Inc.	5.000%	12/10/19	100	98
Charles Schwab Corp.	4.950%	6/1/14	3,925	4,150
4 FMR LLC	7.490%	6/15/19	200	224
Jefferies Group Inc.	8.500%	7/15/19	1,775	1,902
Jefferies Group Inc.	6.450%	6/8/27	3,800	3,193
Jefferies Group Inc.	6.250%	1/15/36	4,225	3,350
Lazard Group LLC	6.850%	6/15/17	2,675	2,692
TD Ameritrade Holding Corp.	2.950%	12/1/12	775	769
TD Ameritrade Holding Corp.	4.150%	12/1/14	1,025	1,013
TD Ameritrade Holding Corp.	5.600%	12/1/19	925	919

Finance Companies (0.9%)
Block Financial LLC	7.875%	1/15/13	525	584
Discover Financial Services	6.450%	6/12/17	325	305
GATX Corp.	4.750%	10/1/12	1,000	1,026
General Electric Capital Corp.	4.250%	9/13/10	1,025	1,049
General Electric Capital Corp.	5.000%	12/1/10	525	545
General Electric Capital Corp.	5.200%	2/1/11	600	624
General Electric Capital Corp.	6.125%	2/22/11	3,700	3,907
General Electric Capital Corp.	5.500%	4/28/11	2,075	2,184
General Electric Capital Corp.	5.000%	11/15/11	4,225	4,467
General Electric Capital Corp.	4.375%	11/21/11	550	572
General Electric Capital Corp.	5.875%	2/15/12	3,950	4,233
General Electric Capital Corp.	4.375%	3/3/12	4,000	4,155
General Electric Capital Corp.	5.000%	4/10/12	100	105
General Electric Capital Corp.	6.000%	6/15/12	15,175	16,380
General Electric Capital Corp.	3.500%	8/13/12	3,775	3,848
General Electric Capital Corp.	5.250%	10/19/12	19,100	20,339
General Electric Capital Corp.	5.450%	1/15/13	2,975	3,173
General Electric Capital Corp.	4.800%	5/1/13	3,425	3,588
General Electric Capital Corp.	5.900%	5/13/14	8,625	9,398
General Electric Capital Corp.	5.500%	6/4/14	5,150	5,471
General Electric Capital Corp.	5.650%	6/9/14	5,800	6,208
General Electric Capital Corp.	3.750%	11/14/14	7,350	7,300
General Electric Capital Corp.	5.400%	2/15/17	8,875	9,012
General Electric Capital Corp.	5.625%	9/15/17	1,775	1,785
General Electric Capital Corp.	5.625%	5/1/18	14,275	14,595
General Electric Capital Corp.	6.000%	8/7/19	10,675	11,078
General Electric Capital Corp.	6.750%	3/15/32	9,150	9,323
General Electric Capital Corp.	6.150%	8/7/37	5,350	5,075
General Electric Capital Corp.	5.875%	1/14/38	12,200	11,318
General Electric Capital Corp.	6.875%	1/10/39	6,125	6,313
3 General Electric Capital Corp.	6.375%	11/15/67	3,675	3,197
3 HSBC Finance Capital Trust IX	5.911%	11/30/35	675	552
HSBC Finance Corp.	5.250%	1/14/11	4,300	4,475
HSBC Finance Corp.	5.700%	6/1/11	3,075	3,214
HSBC Finance Corp.	6.375%	10/15/11	1,775	1,892

31

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
HSBC Finance Corp.	7.000%	5/15/12	4,225	4,596
HSBC Finance Corp.	5.900%	6/19/12	1,250	1,332
HSBC Finance Corp.	6.375%	11/27/12	5,350	5,860
HSBC Finance Corp.	4.750%	7/15/13	625	652
HSBC Finance Corp.	5.250%	1/15/14	1,800	1,887
HSBC Finance Corp.	5.000%	6/30/15	9,900	10,272
HSBC Finance Corp.	5.500%	1/19/16	425	443
International Lease Finance Corp.	4.950%	2/1/11	4,025	3,743
International Lease Finance Corp.	5.450%	3/24/11	1,550	1,426
International Lease Finance Corp.	5.750%	6/15/11	2,000	1,830
International Lease Finance Corp.	5.300%	5/1/12	1,650	1,402
International Lease Finance Corp.	5.000%	9/15/12	2,000	1,680
International Lease Finance Corp.	6.375%	3/25/13	2,225	1,847
International Lease Finance Corp.	5.625%	9/20/13	3,450	2,700
International Lease Finance Corp.	5.650%	6/1/14	1,675	1,273
SLM Corp.	5.400%	10/25/11	7,050	7,044
SLM Corp.	5.375%	1/15/13	1,150	1,094
SLM Corp.	5.000%	10/1/13	1,250	1,147
SLM Corp.	5.375%	5/15/14	150	137
SLM Corp.	5.050%	11/14/14	975	880
SLM Corp.	8.450%	6/15/18	4,950	4,877
SLM Corp.	5.625%	8/1/33	2,000	1,521

Insurance (1.0%)
ACE Capital Trust II	9.700%	4/1/30	1,000	1,143
ACE INA Holdings Inc.	5.600%	5/15/15	1,725	1,892
ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,486
ACE INA Holdings Inc.	5.800%	3/15/18	425	454
ACE INA Holdings Inc.	5.900%	6/15/19	550	594
ACE INA Holdings Inc.	6.700%	5/15/36	900	1,011
AEGON Funding Co. LLC	5.750%	12/15/20	375	348
Aegon NV	4.750%	6/1/13	800	815
Aetna Inc.	7.875%	3/1/11	525	559
Aetna Inc.	5.750%	6/15/11	500	525
Aetna Inc.	6.000%	6/15/16	1,200	1,257
Aetna Inc.	6.500%	9/15/18	875	939
Aetna Inc.	6.625%	6/15/36	3,075	3,094
Aflac Inc.	8.500%	5/15/19	1,100	1,258
Allied World Assurance Co. Holdings Ltd.	7.500%	8/1/16	5,375	5,561
Allstate Corp.	6.125%	2/15/12	900	975
Allstate Corp.	5.000%	8/15/14	3,325	3,507
Allstate Corp.	6.125%	12/15/32	950	943
Allstate Corp.	5.350%	6/1/33	225	211
Allstate Corp.	5.550%	5/9/35	475	449
Allstate Corp.	5.950%	4/1/36	1,000	1,011
3 Allstate Corp.	6.125%	5/15/37	850	746
3 Allstate Corp.	6.500%	5/15/57	1,625	1,360
Allstate Life Global Funding Trusts	5.375%	4/30/13	1,425	1,522
American Financial Group Inc.	9.875%	6/15/19	775	866
American International Group Inc.	5.375%	10/18/11	1,225	1,230
American International Group Inc.	4.950%	3/20/12	1,875	1,819
American International Group Inc.	4.250%	5/15/13	1,000	930
American International Group Inc.	5.050%	10/1/15	1,950	1,621
American International Group Inc.	5.600%	10/18/16	1,150	943
American International Group Inc.	5.450%	5/18/17	2,100	1,725
American International Group Inc.	5.850%	1/16/18	3,300	2,706
American International Group Inc.	8.250%	8/15/18	950	887

32

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
American International Group Inc.	6.250%	5/1/36	11,200	8,218
AON Corp.	8.205%	1/1/27	325	326
Arch Capital Group Ltd.	7.350%	5/1/34	1,175	1,137
Assurant Inc.	5.625%	2/15/14	625	634
Assurant Inc.	6.750%	2/15/34	1,425	1,274
AXA SA	8.600%	12/15/30	3,325	3,775
Axis Capital Holdings Ltd.	5.750%	12/1/14	725	738
Berkshire Hathaway Finance Corp.	4.200%	12/15/10	675	698
Berkshire Hathaway Finance Corp.	4.000%	4/15/12	675	704
Berkshire Hathaway Finance Corp.	4.600%	5/15/13	100	106
Berkshire Hathaway Finance Corp.	5.000%	8/15/13	5,850	6,274
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	1,050	1,122
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	4,775	4,974
Chubb Corp.	5.200%	4/1/13	425	452
Chubb Corp.	5.750%	5/15/18	750	802
Chubb Corp.	6.000%	5/11/37	2,800	2,897
Chubb Corp.	6.500%	5/15/38	700	765
3 Chubb Corp.	6.375%	3/29/67	1,650	1,536
CIGNA Corp.	6.350%	3/15/18	325	325
CIGNA Corp.	7.875%	5/15/27	425	425
CIGNA Corp.	6.150%	11/15/36	2,150	1,877
Cincinnati Financial Corp.	6.920%	5/15/28	325	304
Cincinnati Financial Corp.	6.125%	11/1/34	1,175	1,041
CNA Financial Corp.	6.000%	8/15/11	825	840
CNA Financial Corp.	5.850%	12/15/14	2,000	1,971
CNA Financial Corp.	6.500%	8/15/16	1,750	1,697
CNA Financial Corp.	7.350%	11/15/19	1,650	1,658
Commerce Group Inc.	5.950%	12/9/13	500	499
Coventry Health Care Inc.	6.300%	8/15/14	3,850	3,769
Fidelity National Financial Inc.	7.300%	8/15/11	1,150	1,189
Genworth Financial Inc.	5.650%	6/15/12	1,050	1,047
Genworth Financial Inc.	5.750%	6/15/14	300	287
Genworth Financial Inc.	4.950%	10/1/15	375	341
Genworth Financial Inc.	8.625%	12/15/16	1,125	1,174
Genworth Financial Inc.	6.500%	6/15/34	1,075	873
Genworth Global Funding Trusts	5.125%	3/15/11	550	558
Hartford Financial Services Group Inc.	5.250%	10/15/11	1,400	1,444
Hartford Financial Services Group Inc.	4.625%	7/15/13	625	626
Hartford Financial Services Group Inc.	5.500%	10/15/16	975	928
Hartford Financial Services Group Inc.	5.375%	3/15/17	900	869
Hartford Financial Services Group Inc.	6.000%	1/15/19	425	413
Hartford Financial Services Group Inc.	5.950%	10/15/36	550	453
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,775	1,401
HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,617
Humana Inc.	6.450%	6/1/16	1,500	1,513
Humana Inc.	7.200%	6/15/18	100	103
Humana Inc.	6.300%	8/1/18	150	144
Humana Inc.	8.150%	6/15/38	2,500	2,380
4 Liberty Mutual Group Inc.	4.875%	2/1/10	475	474
Lincoln National Corp.	6.200%	12/15/11	325	343
Lincoln National Corp.	5.650%	8/27/12	950	986
Lincoln National Corp.	8.750%	7/1/19	900	1,030
Lincoln National Corp.	6.150%	4/7/36	2,475	2,177
Loews Corp.	5.250%	3/15/16	950	964
Loews Corp.	6.000%	2/1/35	200	188
Markel Corp.	7.125%	9/30/19	825	848
Marsh & McLennan Cos. Inc.	5.150%	9/15/10	700	716
33

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Marsh & McLennan Cos. Inc.	6.250%	3/15/12	1,900	2,011
Marsh & McLennan Cos. Inc.	5.375%	7/15/14	100	103
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	2,300	2,402
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	825	1,012
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	100	87
4 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	575	698
MetLife Inc.	6.125%	12/1/11	200	215
MetLife Inc.	5.375%	12/15/12	1,775	1,895
MetLife Inc.	5.000%	11/24/13	1,275	1,344
MetLife Inc.	5.000%	6/15/15	1,350	1,428
MetLife Inc.	7.717%	2/15/19	825	966
MetLife Inc.	6.500%	12/15/32	750	794
MetLife Inc.	6.375%	6/15/34	975	1,044
MetLife Inc.	5.700%	6/15/35	375	371
MetLife Inc.	6.400%	12/15/36	3,650	3,194
4 Metropolitan Life Global Funding I	2.875%	9/17/12	2,200	2,218
4 Metropolitan Life Global Funding I	5.125%	6/10/14	5,225	5,528
Nationwide Financial Services	6.750%	5/15/37	200	155
OneBeacon US Holdings Inc.	5.875%	5/15/13	675	667
Principal Financial Group Inc.	7.875%	5/15/14	1,525	1,708
Principal Financial Group Inc.	6.050%	10/15/36	950	839
Principal Life Income Funding Trusts	5.300%	12/14/12	1,450	1,560
Principal Life Income Funding Trusts	5.300%	4/24/13	1,825	1,929
Principal Life Income Funding Trusts	5.100%	4/15/14	1,250	1,281
Progressive Corp.	6.375%	1/15/12	700	754
Progressive Corp.	6.625%	3/1/29	1,300	1,327
Progressive Corp.	6.250%	12/1/32	100	101
3 Progressive Corp.	6.700%	6/15/37	2,300	2,037
Protective Life Corp.	7.375%	10/15/19	950	953
Protective Life Corp.	8.450%	10/15/39	900	869
Protective Life Secured Trusts	4.850%	8/16/10	800	817
Prudential Financial Inc.	5.100%	12/14/11	125	131
Prudential Financial Inc.	5.800%	6/15/12	975	1,035
Prudential Financial Inc.	3.625%	9/17/12	775	794
Prudential Financial Inc.	5.150%	1/15/13	975	1,030
Prudential Financial Inc.	4.500%	7/15/13	1,825	1,834
Prudential Financial Inc.	4.750%	4/1/14	650	668
Prudential Financial Inc.	5.100%	9/20/14	8,000	8,341
Prudential Financial Inc.	6.200%	1/15/15	2,750	2,946
Prudential Financial Inc.	5.500%	3/15/16	175	179
Prudential Financial Inc.	6.100%	6/15/17	325	335
Prudential Financial Inc.	6.000%	12/1/17	1,225	1,258
Prudential Financial Inc.	5.750%	7/15/33	675	609
Prudential Financial Inc.	5.400%	6/13/35	775	663
Prudential Financial Inc.	5.900%	3/17/36	1,300	1,206
Prudential Financial Inc.	5.700%	12/14/36	5,475	4,937
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	675	673
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,225	1,209
Swiss Re Solutions Holding Corp.	7.750%	6/15/30	525	533
Torchmark Corp.	6.375%	6/15/16	1,225	1,228
Transatlantic Holdings Inc.	8.000%	11/30/39	2,500	2,507
Travelers Cos. Inc.	5.375%	6/15/12	100	106
Travelers Cos. Inc.	5.500%	12/1/15	625	676
Travelers Cos. Inc.	6.250%	6/20/16	1,100	1,199
Travelers Cos. Inc.	5.750%	12/15/17	1,375	1,450
Travelers Cos. Inc.	5.800%	5/15/18	100	106
Travelers Cos. Inc.	5.900%	6/2/19	1,275	1,387

34

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Travelers Cos. Inc.	6.250%	3/15/37	800	725
Travelers Cos. Inc.	6.250%	6/15/37	4,100	4,308
Travelers Property Casualty Corp.	6.375%	3/15/33	100	106
UnitedHealth Group Inc.	5.500%	11/15/12	1,925	2,064
UnitedHealth Group Inc.	4.875%	2/15/13	975	1,025
UnitedHealth Group Inc.	4.875%	4/1/13	975	1,027
UnitedHealth Group Inc.	5.000%	8/15/14	4,900	5,135
UnitedHealth Group Inc.	4.875%	3/15/15	875	906
UnitedHealth Group Inc.	6.000%	6/15/17	1,825	1,902
UnitedHealth Group Inc.	6.000%	11/15/17	425	444
UnitedHealth Group Inc.	6.000%	2/15/18	4,750	4,948
UnitedHealth Group Inc.	5.800%	3/15/36	4,525	4,043
UnitedHealth Group Inc.	6.500%	6/15/37	625	612
UnitedHealth Group Inc.	6.625%	11/15/37	1,425	1,447
UnitedHealth Group Inc.	6.875%	2/15/38	1,675	1,737
Unum Group	7.125%	9/30/16	1,250	1,291
WellPoint Health Networks Inc.	6.375%	1/15/12	1,000	1,081
WellPoint Inc.	5.000%	1/15/11	1,875	1,945
WellPoint Inc.	6.800%	8/1/12	625	690
WellPoint Inc.	6.000%	2/15/14	550	598
WellPoint Inc.	5.000%	12/15/14	4,650	4,837
WellPoint Inc.	5.250%	1/15/16	550	555
WellPoint Inc.	5.875%	6/15/17	900	933
WellPoint Inc.	5.950%	12/15/34	2,200	2,084
WellPoint Inc.	5.850%	1/15/36	2,400	2,244
WellPoint Inc.	6.375%	6/15/37	325	329
Willis North America Inc.	5.625%	7/15/15	1,225	1,204
Willis North America Inc.	6.200%	3/28/17	1,125	1,078
Willis North America Inc.	7.000%	9/29/19	8,150	8,191
XL Capital Ltd.	5.250%	9/15/14	4,350	4,335
XL Capital Ltd.	6.375%	11/15/24	175	158
XL Capital Ltd.	6.250%	5/15/27	2,425	2,191
3 XL Capital Ltd.	6.500%	12/15/49	1,475	1,119

Other Finance (0.0%)
CME Group Inc.	5.400%	8/1/13	2,900	3,110
CME Group Inc.	5.750%	2/15/14	1,075	1,174
ORIX Corp.	5.480%	11/22/11	1,800	1,806
XTRA Finance Corp.	5.150%	4/1/17	4,525	4,596

Real Estate Investment Trusts (0.3%)
AMB Property LP	6.625%	12/1/19	850	834
Arden Realty LP	5.250%	3/1/15	250	257
AvalonBay Communities Inc.	5.500%	1/15/12	356	372
AvalonBay Communities Inc.	6.125%	11/1/12	106	113
AvalonBay Communities Inc.	5.750%	9/15/16	275	282
Boston Properties LP	6.250%	1/15/13	1,400	1,493
Boston Properties LP	5.625%	4/15/15	1,375	1,410
Brandywine Operating Partnership LP	5.750%	4/1/12	550	552
Brandywine Operating Partnership LP	5.400%	11/1/14	875	817
Brandywine Operating Partnership LP	7.500%	5/15/15	1,400	1,422
Brandywine Operating Partnership LP	5.700%	5/1/17	275	247
Duke Realty LP	6.250%	5/15/13	2,350	2,405
Duke Realty LP	7.375%	2/15/15	925	983
Duke Realty LP	5.950%	2/15/17	1,300	1,212
Duke Realty LP	8.250%	8/15/19	875	918
ERP Operating LP	6.625%	3/15/12	1,150	1,228

35

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ERP Operating LP	5.500%	10/1/12	1,100	1,157
ERP Operating LP	5.250%	9/15/14	1,350	1,372
ERP Operating LP	5.125%	3/15/16	600	584
ERP Operating LP	5.375%	8/1/16	975	954
ERP Operating LP	5.750%	6/15/17	550	551
HCP Inc.	6.450%	6/25/12	2,075	2,159
HCP Inc.	5.650%	12/15/13	2,225	2,228
HCP Inc.	6.300%	9/15/16	950	929
HCP Inc.	6.000%	1/30/17	425	405
HCP Inc.	6.700%	1/30/18	1,700	1,655
Health Care REIT Inc.	6.000%	11/15/13	525	532
Health Care REIT Inc.	6.200%	6/1/16	3,250	3,180
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,600	1,564
Hospitality Properties Trust	7.875%	8/15/14	1,375	1,422
Hospitality Properties Trust	5.125%	2/15/15	1,775	1,604
HRPT Properties Trust	6.250%	8/15/16	575	547
HRPT Properties Trust	6.250%	6/15/17	1,725	1,557
Kimco Realty Corp.	5.783%	3/15/16	400	395
Kimco Realty Corp.	6.875%	10/1/19	875	890
Liberty Property LP	5.125%	3/2/15	3,200	3,040
Liberty Property LP	5.500%	12/15/16	625	571
Mack-Cali Realty LP	7.750%	8/15/19	675	701
National Retail Properties Inc.	6.875%	10/15/17	2,700	2,607
Nationwide Health Properties Inc.	6.250%	2/1/13	1,400	1,432
ProLogis	5.625%	11/15/15	1,200	1,141
ProLogis	5.750%	4/1/16	1,025	962
ProLogis	5.625%	11/15/16	1,200	1,108
ProLogis	7.375%	10/30/19	2,075	2,055
Realty Income Corp.	6.750%	8/15/19	2,575	2,519
Regency Centers LP	6.750%	1/15/12	2,350	2,468
Regency Centers LP	5.250%	8/1/15	625	598
Simon Property Group LP	4.875%	8/15/10	1,875	1,906
Simon Property Group LP	5.600%	9/1/11	1,000	1,050
Simon Property Group LP	5.000%	3/1/12	1,050	1,085
Simon Property Group LP	5.300%	5/30/13	2,175	2,244
Simon Property Group LP	6.750%	5/15/14	6,350	6,766
Simon Property Group LP	5.750%	12/1/15	1,375	1,402
Simon Property Group LP	6.100%	5/1/16	150	153
Simon Property Group LP	5.250%	12/1/16	3,525	3,471
Simon Property Group LP	5.875%	3/1/17	1,375	1,388
Simon Property Group LP	6.125%	5/30/18	1,700	1,728
Tanger Properties LP	6.150%	11/15/15	1,250	1,224
				1,925,300
Industrial (10.3%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	1,500	1,605
Airgas Inc.	4.500%	9/15/14	800	814
Alcoa Inc.	6.000%	1/15/12	950	994
Alcoa Inc.	5.375%	1/15/13	1,150	1,192
Alcoa Inc.	6.000%	7/15/13	3,050	3,225
Alcoa Inc.	6.750%	7/15/18	100	102
Alcoa Inc.	5.720%	2/23/19	2,300	2,226
Alcoa Inc.	5.870%	2/23/22	550	511
Alcoa Inc.	5.900%	2/1/27	1,950	1,741
Alcoa Inc.	6.750%	1/15/28	200	192
Alcoa Inc.	5.950%	2/1/37	5,000	4,320
Allegheny Technologies Inc.	9.375%	6/1/19	2,975	3,391

36

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ArcelorMittal	5.375%	6/1/13	4,025	4,222
ArcelorMittal	9.000%	2/15/15	1,350	1,572
ArcelorMittal	6.125%	6/1/18	3,000	3,069
ArcelorMittal	9.850%	6/1/19	1,700	2,188
ArcelorMittal	7.000%	10/15/39	2,400	2,532
Barrick Australian Finance Pty Ltd.	5.950%	10/15/39	1,550	1,513
Barrick Gold Corp.	6.950%	4/1/19	2,200	2,490
Barrick Gold Finance Co.	4.875%	11/15/14	2,900	3,052
Barrick Gold Financeco LLC	6.125%	9/15/13	2,275	2,502
Barrick North America Finance LLC	6.800%	9/15/18	1,650	1,840
Barrick North America Finance LLC	7.500%	9/15/38	2,100	2,421
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	950	1,014
BHP Billiton Finance USA Ltd.	8.500%	12/1/12	175	205
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	2,450	2,599
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	5,125	5,624
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	1,550	1,678
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	350	374
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	4,900	5,635
Celulosa Arauco y Constitucion SA	5.125%	7/9/13	325	342
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	1,000	1,049
Commercial Metals Co.	6.500%	7/15/17	800	812
Commercial Metals Co.	7.350%	8/15/18	1,925	2,053
Cytec Industries Inc.	8.950%	7/1/17	550	653
Dow Chemical Co.	6.125%	2/1/11	3,650	3,810
Dow Chemical Co.	4.850%	8/15/12	5,050	5,306
Dow Chemical Co.	6.000%	10/1/12	500	538
Dow Chemical Co.	7.600%	5/15/14	4,375	4,979
Dow Chemical Co.	5.900%	2/15/15	12,300	13,232
Dow Chemical Co.	8.550%	5/15/19	4,175	4,977
Dow Chemical Co.	7.375%	11/1/29	1,500	1,630
Dow Chemical Co.	9.400%	5/15/39	725	966
Eastman Chemical Co.	7.250%	1/15/24	3,025	3,279
Eastman Chemical Co.	7.600%	2/1/27	675	741
EI du Pont de Nemours & Co.	4.750%	11/15/12	1,400	1,508
EI du Pont de Nemours & Co.	5.000%	1/15/13	4,525	4,865
EI du Pont de Nemours & Co.	5.000%	7/15/13	2,375	2,573
EI du Pont de Nemours & Co.	5.875%	1/15/14	4,055	4,479
EI du Pont de Nemours & Co.	5.250%	12/15/16	225	239
EI du Pont de Nemours & Co.	6.000%	7/15/18	7,275	7,956
EI du Pont de Nemours & Co.	6.500%	1/15/28	525	570
Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	3,550	3,843
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	4,800	5,250
ICI Wilmington Inc.	5.625%	12/1/13	200	209
International Paper Co.	5.300%	4/1/15	1,600	1,645
International Paper Co.	7.950%	6/15/18	3,275	3,766
International Paper Co.	9.375%	5/15/19	4,800	5,962
International Paper Co.	7.500%	8/15/21	4,600	5,135
International Paper Co.	7.300%	11/15/39	2,225	2,356
Lubrizol Corp.	5.500%	10/1/14	2,100	2,236
Lubrizol Corp.	8.875%	2/1/19	1,075	1,324
Lubrizol Corp.	6.500%	10/1/34	4,000	4,107
Monsanto Co.	7.375%	8/15/12	475	538
Monsanto Co.	5.125%	4/15/18	850	884
Monsanto Co.	5.875%	4/15/38	4,300	4,476
4 Mosaic Co.	7.375%	12/1/14	1,475	1,575
4 Mosaic Co.	7.625%	12/1/16	3,349	3,608
Newmont Mining Corp.	5.125%	10/1/19	1,000	1,003

37

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Newmont Mining Corp.	5.875%	4/1/35	750	716
Newmont Mining Corp.	6.250%	10/1/39	3,150	3,156
Nucor Corp.	5.000%	12/1/12	200	216
Nucor Corp.	5.000%	6/1/13	100	106
Nucor Corp.	5.750%	12/1/17	425	457
Nucor Corp.	5.850%	6/1/18	1,725	1,857
Nucor Corp.	6.400%	12/1/37	1,225	1,323
Placer Dome Inc.	6.450%	10/15/35	1,050	1,052
Plum Creek Timberlands LP	5.875%	11/15/15	1,250	1,280
Potash Corp. of Saskatchewan Inc.	7.750%	5/31/11	3,325	3,605
Potash Corp. of Saskatchewan Inc.	4.875%	3/1/13	1,050	1,105
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	2,000	1,996
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	2,550	2,497
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	200	197
PPG Industries Inc.	5.750%	3/15/13	1,050	1,121
PPG Industries Inc.	6.650%	3/15/18	950	1,034
Praxair Inc.	6.375%	4/1/12	525	576
Praxair Inc.	1.750%	11/15/12	1,050	1,044
Praxair Inc.	3.950%	6/1/13	200	209
Praxair Inc.	4.375%	3/31/14	825	870
Praxair Inc.	5.250%	11/15/14	2,000	2,185
Praxair Inc.	4.625%	3/30/15	100	107
Praxair Inc.	5.200%	3/15/17	325	342
Praxair Inc.	4.500%	8/15/19	1,600	1,614
Reliance Steel & Aluminum Co.	6.200%	11/15/16	100	100
Reliance Steel & Aluminum Co.	6.850%	11/15/36	100	86
Rio Tinto Alcan Inc.	6.450%	3/15/11	550	576
Rio Tinto Alcan Inc.	4.875%	9/15/12	600	633
Rio Tinto Alcan Inc.	4.500%	5/15/13	1,850	1,896
Rio Tinto Alcan Inc.	5.200%	1/15/14	200	212
Rio Tinto Alcan Inc.	5.000%	6/1/15	250	254
Rio Tinto Alcan Inc.	6.125%	12/15/33	2,725	2,721
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	6,175	6,671
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	4,625	5,538
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	3,000	3,279
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,700	4,685
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	1,375	1,541
3 Rohm & Haas Holdings Ltd.	9.800%	4/15/20	619	691
Rohm and Haas Co.	6.000%	9/15/17	2,325	2,391
Sherwin-Williams Co.	3.125%	12/15/14	1,350	1,341
Southern Copper Corp.	7.500%	7/27/35	2,500	2,414
Vale Inco Ltd.	7.750%	5/15/12	175	191
Vale Inco Ltd.	5.700%	10/15/15	1,200	1,212
Vale Inco Ltd.	7.200%	9/15/32	325	325
Vale Overseas Ltd.	6.250%	1/11/16	625	658
Vale Overseas Ltd.	6.250%	1/23/17	1,425	1,494
Vale Overseas Ltd.	5.625%	9/15/19	1,525	1,523
Vale Overseas Ltd.	8.250%	1/17/34	800	921
Vale Overseas Ltd.	6.875%	11/21/36	5,325	5,370
Vale Overseas Ltd.	6.875%	11/10/39	2,275	2,283
Valspar Corp.	7.250%	6/15/19	400	433
WMC Finance USA Ltd.	5.125%	5/15/13	575	616
Xstrata Canada Corp.	7.350%	6/5/12	475	513
Xstrata Canada Corp.	7.250%	7/15/12	1,375	1,486
Xstrata Canada Corp.	5.375%	6/1/15	100	104
Xstrata Canada Corp.	6.000%	10/15/15	325	343
Xstrata Canada Corp.	5.500%	6/15/17	1,975	1,906

38

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Capital Goods (1.0%)
3M Co.	4.500%	11/1/11	575	609
3M Co.	6.375%	2/15/28	1,300	1,440
3M Co.	5.700%	3/15/37	1,450	1,521
4 Acuity Brands Lighting Inc.	6.000%	12/15/19	800	769
Allied Waste North America Inc.	7.125%	5/15/16	6,550	6,976
4 BAE Systems Holdings Inc.	5.200%	8/15/15	100	105
Bemis Co. Inc.	4.875%	4/1/12	575	596
Bemis Co. Inc.	5.650%	8/1/14	7,225	7,708
Black & Decker Corp.	7.125%	6/1/11	375	399
Black & Decker Corp.	5.750%	11/15/16	625	643
Boeing Capital Corp.	6.500%	2/15/12	4,425	4,837
Boeing Capital Corp.	5.800%	1/15/13	1,475	1,610
Boeing Capital Corp.	3.250%	10/27/14	1,000	991
Boeing Co.	1.875%	11/20/12	2,050	2,040
Boeing Co.	5.000%	3/15/14	100	108
Boeing Co.	3.500%	2/15/15	3,250	3,264
Boeing Co.	6.000%	3/15/19	725	787
Boeing Co.	4.875%	2/15/20	950	954
Boeing Co.	8.750%	8/15/21	200	259
Boeing Co.	7.250%	6/15/25	1,025	1,146
Boeing Co.	8.750%	9/15/31	300	399
Boeing Co.	6.125%	2/15/33	225	233
Boeing Co.	6.625%	2/15/38	525	583
Boeing Co.	5.875%	2/15/40	1,075	1,114
Caterpillar Financial Services Corp.	5.125%	10/12/11	100	106
Caterpillar Financial Services Corp.	4.850%	12/7/12	100	108
Caterpillar Financial Services Corp.	4.250%	2/8/13	1,725	1,785
Caterpillar Financial Services Corp.	6.125%	2/17/14	9,400	10,488
Caterpillar Financial Services Corp.	4.750%	2/17/15	1,350	1,415
Caterpillar Financial Services Corp.	4.625%	6/1/15	775	799
Caterpillar Financial Services Corp.	7.150%	2/15/19	10,525	12,133
Caterpillar Inc.	7.000%	12/15/13	425	495
Caterpillar Inc.	6.625%	7/15/28	200	223
Caterpillar Inc.	7.300%	5/1/31	675	802
Caterpillar Inc.	6.050%	8/15/36	1,075	1,141
Caterpillar Inc.	8.250%	12/15/38	200	266
Caterpillar Inc.	6.950%	5/1/42	325	356
Caterpillar Inc.	7.375%	3/1/97	1,825	1,935
Cooper US Inc.	5.250%	11/15/12	1,275	1,370
Cooper US Inc.	5.450%	4/1/15	525	566
CRH America Inc.	5.625%	9/30/11	1,250	1,312
CRH America Inc.	6.950%	3/15/12	1,825	1,970
CRH America Inc.	5.300%	10/15/13	450	470
CRH America Inc.	6.000%	9/30/16	4,750	4,942
CRH America Inc.	8.125%	7/15/18	3,275	3,823
Danaher Corp.	5.625%	1/15/18	850	912
Deere & Co.	6.950%	4/25/14	3,925	4,540
Deere & Co.	4.375%	10/16/19	3,225	3,235
Deere & Co.	5.375%	10/16/29	1,800	1,798
Deere & Co.	8.100%	5/15/30	1,525	1,944
Deere & Co.	7.125%	3/3/31	975	1,153
Dover Corp.	5.450%	3/15/18	2,250	2,373
Dover Corp.	5.375%	10/15/35	100	98
Dover Corp.	6.600%	3/15/38	975	1,107
Eaton Corp.	4.900%	5/15/13	850	896
Eaton Corp.	5.600%	5/15/18	1,755	1,846

39

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Embraer Overseas Ltd.	6.375%	1/24/17	1,450	1,466
Embraer Overseas Ltd.	6.375%	1/15/20	575	573
Emerson Electric Co.	7.125%	8/15/10	1,225	1,273
Emerson Electric Co.	4.625%	10/15/12	1,800	1,923
Emerson Electric Co.	4.500%	5/1/13	1,275	1,350
Emerson Electric Co.	5.250%	10/15/18	2,200	2,324
Emerson Electric Co.	4.875%	10/15/19	900	927
Emerson Electric Co.	4.250%	11/15/20	950	922
Emerson Electric Co.	5.250%	11/15/39	2,875	2,776
General Dynamics Corp.	4.250%	5/15/13	2,850	3,014
General Dynamics Corp.	5.250%	2/1/14	900	987
General Electric Co.	5.000%	2/1/13	9,475	10,035
General Electric Co.	5.250%	12/6/17	16,775	17,115
Goodrich Corp.	6.125%	3/1/19	3,600	3,934
Harsco Corp.	5.750%	5/15/18	1,800	1,772
Honeywell International Inc.	6.125%	11/1/11	825	900
Honeywell International Inc.	5.625%	8/1/12	1,300	1,424
Honeywell International Inc.	4.250%	3/1/13	475	500
Honeywell International Inc.	3.875%	2/15/14	575	599
Honeywell International Inc.	5.400%	3/15/16	425	461
Honeywell International Inc.	5.300%	3/15/17	1,375	1,443
Honeywell International Inc.	5.300%	3/1/18	175	185
Honeywell International Inc.	5.000%	2/15/19	2,375	2,465
Honeywell International Inc.	5.700%	3/15/36	700	721
Honeywell International Inc.	5.700%	3/15/37	350	358
Illinois Tool Works Inc.	5.150%	4/1/14	1,950	2,125
Illinois Tool Works Inc.	6.250%	4/1/19	2,650	2,974
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	1,425	1,535
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	5,175	6,219
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	1,850	2,058
John Deere Capital Corp.	5.400%	10/17/11	2,075	2,213
John Deere Capital Corp.	5.350%	1/17/12	1,200	1,283
John Deere Capital Corp.	7.000%	3/15/12	2,525	2,810
John Deere Capital Corp.	5.250%	10/1/12	1,000	1,076
John Deere Capital Corp.	4.950%	12/17/12	975	1,053
John Deere Capital Corp.	4.900%	9/9/13	2,925	3,143
John Deere Capital Corp.	5.500%	4/13/17	150	158
John Deere Capital Corp.	5.750%	9/10/18	1,275	1,383
Joy Global Inc.	6.000%	11/15/16	575	588
4 L-3 Communications Corp.	5.200%	10/15/19	1,375	1,373
Lafarge SA	6.150%	7/15/11	225	235
Lafarge SA	6.500%	7/15/16	2,200	2,327
Lafarge SA	7.125%	7/15/36	3,725	3,927
Lockheed Martin Corp.	4.121%	3/14/13	625	655
Lockheed Martin Corp.	7.650%	5/1/16	1,950	2,339
Lockheed Martin Corp.	4.250%	11/15/19	900	873
Lockheed Martin Corp.	7.750%	5/1/26	100	120
Lockheed Martin Corp.	6.150%	9/1/36	3,075	3,270
Lockheed Martin Corp.	5.500%	11/15/39	900	889
Martin Marietta Materials Inc.	6.600%	4/15/18	1,850	1,905
Northrop Grumman Systems Corp.	7.125%	2/15/11	2,500	2,653
Northrop Grumman Systems Corp.	7.750%	3/1/16	250	297
Northrop Grumman Systems Corp.	7.875%	3/1/26	525	636
Northrop Grumman Systems Corp.	7.750%	2/15/31	150	185
Parker Hannifin Corp.	5.500%	5/15/18	450	478
Parker Hannifin Corp.	6.250%	5/15/38	550	592
Raytheon Co.	5.500%	11/15/12	925	1,014

40

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Raytheon Co.	6.400%	12/15/18	100	114
	Raytheon Co.	4.400%	2/15/20	500	494
	Raytheon Co.	7.200%	8/15/27	1,225	1,452
	Republic Services Inc.	6.750%	8/15/11	625	657
4	Republic Services Inc.	5.500%	9/15/19	1,000	1,016
4	Republic Services Inc.	5.250%	11/15/21	3,375	3,306
	Republic Services Inc.	6.086%	3/15/35	825	784
	Rockwell Automation Inc.	5.650%	12/1/17	600	638
	Rockwell Automation Inc.	6.700%	1/15/28	425	451
	Rockwell Automation Inc.	6.250%	12/1/37	1,500	1,553
	Rockwell Collins Inc.	5.250%	7/15/19	275	289
	Roper Industries Inc.	6.625%	8/15/13	3,175	3,465
	Roper Industries Inc.	6.250%	9/1/19	1,500	1,562
3,4	Systems 2001 AT LLC	7.156%	12/15/11	333	346
	Textron Inc.	5.600%	12/1/17	325	314
	Tyco International Finance SA	6.750%	2/15/11	3,625	3,809
	Tyco International Finance SA	6.375%	10/15/11	2,750	2,946
	Tyco International Finance SA	6.000%	11/15/13	1,275	1,395
	Tyco International Ltd./
	Tyco International Finance SA	7.000%	12/15/19	2,375	2,677
	United Technologies Corp.	6.350%	3/1/11	2,534	2,688
	United Technologies Corp.	6.100%	5/15/12	175	192
	United Technologies Corp.	4.875%	5/1/15	200	216
	United Technologies Corp.	5.375%	12/15/17	3,675	3,937
	United Technologies Corp.	6.125%	2/1/19	2,350	2,603
	United Technologies Corp.	6.700%	8/1/28	325	366
	United Technologies Corp.	7.500%	9/15/29	825	1,004
	United Technologies Corp.	5.400%	5/1/35	2,025	2,015
	United Technologies Corp.	6.050%	6/1/36	1,525	1,624
	United Technologies Corp.	6.125%	7/15/38	625	673
	Vulcan Materials Co.	6.300%	6/15/13	950	1,011
	Vulcan Materials Co.	7.000%	6/15/18	1,550	1,679
	Waste Management Inc.	6.375%	11/15/12	325	358
	Waste Management Inc.	5.000%	3/15/14	350	370
	Waste Management Inc.	6.375%	3/11/15	225	250
	Waste Management Inc.	7.375%	3/11/19	3,750	4,358
	Waste Management Inc.	7.100%	8/1/26	325	352
	Waste Management Inc.	7.750%	5/15/32	100	117
	Waste Management Inc.	6.125%	11/30/39	175	176

	Communication (2.4%)
	America Movil SAB de CV	5.500%	3/1/14	650	692
	America Movil SAB de CV	5.750%	1/15/15	1,375	1,456
	America Movil SAB de CV	6.375%	3/1/35	2,275	2,365
	America Movil SAB de CV	6.125%	11/15/37	1,575	1,577
4	American Tower Corp.	4.625%	4/1/15	475	479
	AT&T Corp.	7.300%	11/15/11	3,425	3,776
	AT&T Corp.	8.000%	11/15/31	7,075	8,651
	AT&T Inc.	6.250%	3/15/11	3,500	3,705
	AT&T Inc.	5.875%	2/1/12	1,975	2,139
	AT&T Inc.	5.875%	8/15/12	1,925	2,110
	AT&T Inc.	4.950%	1/15/13	4,450	4,755
	AT&T Inc.	6.700%	11/15/13	5,325	6,024
	AT&T Inc.	4.850%	2/15/14	4,200	4,487
	AT&T Inc.	5.100%	9/15/14	7,025	7,594
	AT&T Inc.	5.625%	6/15/16	5,225	5,600
	AT&T Inc.	5.500%	2/1/18	1,600	1,681

41

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
AT&T Inc.	5.600%	5/15/18	1,150	1,214
AT&T Inc.	5.800%	2/15/19	7,775	8,321
AT&T Inc.	6.450%	6/15/34	2,025	2,079
AT&T Inc.	6.500%	9/1/37	11,200	11,604
AT&T Inc.	6.300%	1/15/38	4,575	4,657
AT&T Inc.	6.400%	5/15/38	2,675	2,769
AT&T Inc.	6.550%	2/15/39	6,700	7,074
AT&T Mobility LLC	6.500%	12/15/11	1,875	2,041
AT&T Mobility LLC	7.125%	12/15/31	3,575	4,022
Bellsouth Capital Funding Corp.	7.875%	2/15/30	3,200	3,637
BellSouth Corp.	5.200%	9/15/14	425	456
BellSouth Corp.	5.200%	12/15/16	1,875	1,931
BellSouth Corp.	6.875%	10/15/31	1,625	1,688
BellSouth Corp.	6.550%	6/15/34	1,750	1,753
BellSouth Corp.	6.000%	11/15/34	1,175	1,133
BellSouth Telecommunications Inc.	6.375%	6/1/28	2,750	2,732
British Telecommunications PLC	9.125%	12/15/10	2,750	2,945
British Telecommunications PLC	5.150%	1/15/13	825	861
British Telecommunications PLC	5.950%	1/15/18	4,525	4,601
British Telecommunications PLC	9.625%	12/15/30	4,725	6,055
CBS Corp.	6.625%	5/15/11	1,375	1,440
CBS Corp.	5.625%	8/15/12	1,100	1,145
CBS Corp.	4.625%	5/15/18	100	91
CBS Corp.	8.875%	5/15/19	1,100	1,316
CBS Corp.	7.875%	7/30/30	450	486
CBS Corp.	5.500%	5/15/33	200	167
Cellco Partnership/Verizon Wireless Capital LLC	3.750%	5/20/11	3,625	3,739
Cellco Partnership/Verizon Wireless Capital LLC	5.250%	2/1/12	3,050	3,232
Cellco Partnership/Verizon Wireless Capital LLC	7.375%	11/15/13	9,275	10,664
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	7,694	8,384
Cellco Partnership/Verizon Wireless Capital LLC	8.500%	11/15/18	8,950	11,179
CenturyTel Inc.	6.000%	4/1/17	100	102
CenturyTel Inc.	6.150%	9/15/19	1,675	1,728
CenturyTel Inc.	6.875%	1/15/28	300	279
CenturyTel Inc.	7.600%	9/15/39	1,800	1,857
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	55	63
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,000	2,605
Comcast Cable Communications LLC	6.750%	1/30/11	5,325	5,623
Comcast Cable Communications LLC	8.875%	5/1/17	975	1,175
Comcast Corp.	5.500%	3/15/11	850	888
Comcast Corp.	5.300%	1/15/14	1,850	1,979
Comcast Corp.	6.500%	1/15/15	1,350	1,515
Comcast Corp.	5.900%	3/15/16	6,650	7,135
Comcast Corp.	6.500%	1/15/17	150	166
Comcast Corp.	6.300%	11/15/17	3,475	3,805
Comcast Corp.	5.875%	2/15/18	3,800	4,049
Comcast Corp.	5.700%	5/15/18	1,875	1,978
Comcast Corp.	5.700%	7/1/19	1,275	1,333
Comcast Corp.	6.500%	11/15/35	7,425	7,675
Comcast Corp.	6.950%	8/15/37	2,000	2,187
Comcast Corp.	6.400%	5/15/38	1,975	2,026
COX Communications Inc.	6.750%	3/15/11	3,325	3,498
COX Communications Inc.	7.125%	10/1/12	2,625	2,906
COX Communications Inc.	5.450%	12/15/14	8,200	8,791
COX Communications Inc.	5.500%	10/1/15	100	107
Deutsche Telekom International Finance BV	5.875%	8/20/13	5,400	5,828
Deutsche Telekom International Finance BV	4.875%	7/8/14	1,775	1,866

42

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Deutsche Telekom International Finance BV	5.750%	3/23/16	2,500	2,669
Deutsche Telekom International Finance BV	6.750%	8/20/18	100	111
Deutsche Telekom International Finance BV	6.000%	7/8/19	2,525	2,687
Deutsche Telekom International Finance BV	8.750%	6/15/30	5,950	7,715
4 DirecTV Holdings LLC/DirecTV Financing Co. Inc.	4.750%	10/1/14	2,575	2,620
DirecTV Holdings LLC/DirecTV Financing Co. Inc.	7.625%	5/15/16	750	818
4 DirecTV Holdings LLC/DirecTV Financing Co. Inc.	5.875%	10/1/19	12,975	13,106
Embarq Corp.	7.082%	6/1/16	6,050	6,620
Embarq Corp.	7.995%	6/1/36	2,869	3,124
France Telecom SA	7.750%	3/1/11	7,800	8,388
France Telecom SA	4.375%	7/8/14	1,850	1,938
France Telecom SA	5.375%	7/8/19	1,725	1,821
France Telecom SA	8.500%	3/1/31	5,175	6,876
Grupo Televisa SA	6.625%	3/18/25	1,300	1,285
Grupo Televisa SA	8.500%	3/11/32	200	234
4 Grupo Televisa SA	6.625%	1/15/40	850	834
GTE Corp.	8.750%	11/1/21	950	1,179
GTE Corp.	6.940%	4/15/28	1,050	1,089
Koninklijke KPN NV	8.375%	10/1/30	1,550	1,954
McGraw-Hill Cos. Inc.	5.375%	11/15/12	750	792
McGraw-Hill Cos. Inc.	5.900%	11/15/17	1,750	1,790
McGraw-Hill Cos. Inc.	6.550%	11/15/37	1,600	1,563
New Cingular Wireless Services Inc.	7.875%	3/1/11	5,675	6,102
New Cingular Wireless Services Inc.	8.125%	5/1/12	4,175	4,715
New Cingular Wireless Services Inc.	8.750%	3/1/31	2,600	3,362
News America Holdings Inc.	8.000%	10/17/16	1,450	1,717
News America Holdings Inc.	7.700%	10/30/25	200	216
News America Holdings Inc.	8.150%	10/17/36	625	700
News America Holdings Inc.	7.750%	12/1/45	425	480
News America Inc.	5.300%	12/15/14	4,650	5,041
News America Inc.	6.550%	3/15/33	4,500	4,672
News America Inc.	6.200%	12/15/34	5,500	5,475
News America Inc.	6.400%	12/15/35	7,100	7,295
4 News America Inc.	6.900%	8/15/39	1,850	2,015
Omnicom Group Inc.	5.900%	4/15/16	225	238
Pacific Bell Telephone Co.	7.125%	3/15/26	425	468
Qwest Corp.	7.875%	9/1/11	4,200	4,394
Qwest Corp.	8.875%	3/15/12	1,725	1,859
Qwest Corp.	7.500%	10/1/14	2,625	2,717
Qwest Corp.	6.500%	6/1/17	1,125	1,097
Qwest Corp.	7.500%	6/15/23	1,325	1,245
Qwest Corp.	6.875%	9/15/33	2,900	2,508
Reed Elsevier Capital Inc.	4.625%	6/15/12	375	388
Reed Elsevier Capital Inc.	7.750%	1/15/14	1,300	1,469
Reed Elsevier Capital Inc.	8.625%	1/15/19	1,275	1,562
Rogers Communications Inc.	7.250%	12/15/12	850	957
Rogers Communications Inc.	6.375%	3/1/14	5,325	5,887
Rogers Communications Inc.	5.500%	3/15/14	1,750	1,890
Rogers Communications Inc.	6.800%	8/15/18	10,400	11,629
Rogers Communications Inc.	7.500%	8/15/38	100	117
RR Donnelley & Sons Co.	4.950%	4/1/14	400	395
RR Donnelley & Sons Co.	5.500%	5/15/15	425	421
RR Donnelley & Sons Co.	8.600%	8/15/16	4,000	4,328
RR Donnelley & Sons Co.	6.125%	1/15/17	2,000	1,950
TCI Communications Inc.	8.750%	8/1/15	4,175	5,003
TCI Communications Inc.	7.875%	2/15/26	300	340
Telecom Italia Capital SA	4.875%	10/1/10	750	767

43

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Telecom Italia Capital SA	6.200%	7/18/11	5,525	5,856
Telecom Italia Capital SA	5.250%	11/15/13	6,750	7,117
Telecom Italia Capital SA	6.175%	6/18/14	1,475	1,612
Telecom Italia Capital SA	4.950%	9/30/14	7,475	7,767
Telecom Italia Capital SA	5.250%	10/1/15	3,500	3,670
Telecom Italia Capital SA	6.999%	6/4/18	200	219
Telecom Italia Capital SA	7.175%	6/18/19	4,150	4,645
Telecom Italia Capital SA	6.375%	11/15/33	2,875	2,836
Telecom Italia Capital SA	6.000%	9/30/34	200	188
Telecom Italia Capital SA	7.200%	7/18/36	1,100	1,184
Telecom Italia Capital SA	7.721%	6/4/38	325	374
Telefonica Emisiones SAU	5.984%	6/20/11	2,625	2,784
Telefonica Emisiones SAU	5.855%	2/4/13	525	569
Telefonica Emisiones SAU	4.949%	1/15/15	3,775	4,064
Telefonica Emisiones SAU	6.421%	6/20/16	4,975	5,538
Telefonica Emisiones SAU	5.877%	7/15/19	7,375	7,897
Telefonica Emisiones SAU	7.045%	6/20/36	2,175	2,479
Telefonica Europe BV	8.250%	9/15/30	1,500	1,879
Telefonos de Mexico SAB de CV	5.500%	1/27/15	5,725	5,926
TELUS Corp.	8.000%	6/1/11	1,137	1,232
Thomson Reuters Corp.	6.200%	1/5/12	1,525	1,647
Thomson Reuters Corp.	5.950%	7/15/13	725	795
Thomson Reuters Corp.	5.700%	10/1/14	5,075	5,573
Thomson Reuters Corp.	6.500%	7/15/18	250	282
Thomson Reuters Corp.	4.700%	10/15/19	1,625	1,608
Thomson Reuters Corp.	5.500%	8/15/35	1,500	1,433
Time Warner Cable Inc.	5.400%	7/2/12	1,925	2,055
Time Warner Cable Inc.	6.200%	7/1/13	2,775	3,035
Time Warner Cable Inc.	8.250%	2/14/14	1,225	1,429
Time Warner Cable Inc.	7.500%	4/1/14	2,475	2,853
Time Warner Cable Inc.	3.500%	2/1/15	925	913
Time Warner Cable Inc.	5.850%	5/1/17	7,600	7,974
Time Warner Cable Inc.	6.750%	7/1/18	9,250	10,199
Time Warner Cable Inc.	8.750%	2/14/19	3,100	3,780
Time Warner Cable Inc.	8.250%	4/1/19	11,050	13,149
Time Warner Cable Inc.	5.000%	2/1/20	1,900	1,847
Time Warner Cable Inc.	6.550%	5/1/37	975	996
Time Warner Cable Inc.	6.750%	6/15/39	2,365	2,479
Time Warner Entertainment Co. LP	10.150%	5/1/12	375	429
Time Warner Entertainment Co. LP	8.875%	10/1/12	550	632
Time Warner Entertainment Co. LP	8.375%	3/15/23	800	956
Time Warner Entertainment Co. LP	8.375%	7/15/33	2,975	3,547
United States Cellular Corp.	6.700%	12/15/33	1,025	1,003
Verizon Communications Inc.	5.350%	2/15/11	1,800	1,881
Verizon Communications Inc.	4.350%	2/15/13	200	210
Verizon Communications Inc.	5.250%	4/15/13	4,575	4,958
Verizon Communications Inc.	4.900%	9/15/15	575	617
Verizon Communications Inc.	5.550%	2/15/16	3,675	3,932
Verizon Communications Inc.	5.500%	2/15/18	17,750	18,470
Verizon Communications Inc.	6.100%	4/15/18	3,000	3,266
Verizon Communications Inc.	8.750%	11/1/18	1,775	2,247
Verizon Communications Inc.	6.350%	4/1/19	3,950	4,375
Verizon Communications Inc.	5.850%	9/15/35	5,150	5,006
Verizon Communications Inc.	6.250%	4/1/37	525	536
Verizon Communications Inc.	6.400%	2/15/38	2,075	2,191
Verizon Communications Inc.	6.900%	4/15/38	150	166
Verizon Communications Inc.	8.950%	3/1/39	4,300	5,859

44

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	7.350%	4/1/39	5,425	6,315
Verizon Global Funding Corp.	7.250%	12/1/10	175	185
Verizon Global Funding Corp.	6.875%	6/15/12	5,750	6,389
Verizon Global Funding Corp.	7.375%	9/1/12	1,700	1,919
Verizon Global Funding Corp.	4.375%	6/1/13	200	211
Verizon Global Funding Corp.	7.750%	12/1/30	2,375	2,807
Verizon Maryland Inc.	6.125%	3/1/12	100	107
Verizon Maryland Inc.	5.125%	6/15/33	175	136
Verizon New England Inc.	6.500%	9/15/11	1,450	1,557
Verizon New England Inc.	7.875%	11/15/29	1,225	1,334
Verizon New Jersey Inc.	5.875%	1/17/12	1,700	1,815
Verizon New York Inc.	6.875%	4/1/12	900	978
Verizon New York Inc.	7.375%	4/1/32	650	686
Verizon Pennsylvania Inc.	5.650%	11/15/11	2,900	3,082
Verizon Virginia Inc.	4.625%	3/15/13	1,725	1,795
Vodafone Group PLC	5.350%	2/27/12	1,375	1,469
Vodafone Group PLC	5.000%	12/16/13	475	503
Vodafone Group PLC	5.375%	1/30/15	1,500	1,613
Vodafone Group PLC	5.000%	9/15/15	425	448
Vodafone Group PLC	5.750%	3/15/16	1,825	1,969
Vodafone Group PLC	5.625%	2/27/17	4,150	4,428
Vodafone Group PLC	5.450%	6/10/19	3,100	3,207
Vodafone Group PLC	7.875%	2/15/30	1,525	1,829
Vodafone Group PLC	6.250%	11/30/32	2,675	2,693
Vodafone Group PLC	6.150%	2/27/37	2,625	2,718
Washington Post Co.	7.250%	2/1/19	875	961
WPP Finance UK	5.875%	6/15/14	6,125	6,213
WPP Finance UK	8.000%	9/15/14	625	702

Consumer Cyclical (1.0%)
AutoZone Inc.	5.750%	1/15/15	2,400	2,574
Best Buy Co. Inc.	6.750%	7/15/13	2,875	3,159
Costco Wholesale Corp.	5.500%	3/15/17	3,500	3,760
CVS Caremark Corp.	5.750%	8/15/11	875	931
CVS Caremark Corp.	4.875%	9/15/14	2,750	2,914
CVS Caremark Corp.	6.125%	8/15/16	2,375	2,560
CVS Caremark Corp.	5.750%	6/1/17	750	790
CVS Caremark Corp.	6.600%	3/15/19	4,525	4,936
CVS Caremark Corp.	6.250%	6/1/27	5,150	5,240
3 CVS Caremark Corp.	6.302%	6/1/37	1,550	1,332
Daimler Finance North America LLC	5.875%	3/15/11	200	209
Daimler Finance North America LLC	5.750%	9/8/11	3,050	3,224
Daimler Finance North America LLC	7.300%	1/15/12	7,050	7,660
Daimler Finance North America LLC	6.500%	11/15/13	7,100	7,791
Daimler Finance North America LLC	8.500%	1/18/31	4,700	5,717
Darden Restaurants Inc.	5.625%	10/15/12	2,675	2,855
Darden Restaurants Inc.	6.200%	10/15/17	1,850	1,956
Darden Restaurants Inc.	6.800%	10/15/37	950	982
Historic TW Inc.	9.125%	1/15/13	1,475	1,715
Historic TW Inc.	9.150%	2/1/23	3,425	4,186
Historic TW Inc.	6.625%	5/15/29	2,925	3,069
Home Depot Inc.	5.200%	3/1/11	325	339
Home Depot Inc.	5.250%	12/16/13	6,050	6,475
Home Depot Inc.	5.400%	3/1/16	6,900	7,198
Home Depot Inc.	5.875%	12/16/36	2,000	1,932
Johnson Controls Inc.	5.250%	1/15/11	1,000	1,043
Johnson Controls Inc.	6.000%	1/15/36	350	300

45

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kohl’s Corp.	6.250%	12/15/17	850	937
Kohl’s Corp.	6.000%	1/15/33	300	304
Kohl’s Corp.	6.875%	12/15/37	700	794
Lowe’s Cos. Inc.	5.600%	9/15/12	850	930
Lowe’s Cos. Inc.	5.400%	10/15/16	1,925	2,067
Lowe’s Cos. Inc.	6.100%	9/15/17	875	969
Lowe’s Cos. Inc.	6.875%	2/15/28	350	392
Lowe’s Cos. Inc.	6.500%	3/15/29	1,050	1,156
Lowe’s Cos. Inc.	5.800%	10/15/36	2,175	2,224
Marriott International Inc.	4.625%	6/15/12	1,000	1,012
Marriott International Inc.	5.625%	2/15/13	850	876
Marriott International Inc.	6.200%	6/15/16	550	559
Marriott International Inc.	6.375%	6/15/17	650	671
McDonald’s Corp.	6.000%	4/15/11	975	1,035
McDonald’s Corp.	5.300%	3/15/17	300	323
McDonald’s Corp.	5.800%	10/15/17	1,825	2,025
McDonald’s Corp.	5.350%	3/1/18	1,875	2,017
McDonald’s Corp.	5.000%	2/1/19	1,025	1,085
McDonald’s Corp.	6.300%	10/15/37	750	822
McDonald’s Corp.	6.300%	3/1/38	1,825	2,012
McDonald’s Corp.	5.700%	2/1/39	850	873
MDC Holdings Inc.	5.500%	5/15/13	750	753
Nordstrom Inc.	6.750%	6/1/14	175	194
Nordstrom Inc.	6.250%	1/15/18	525	570
Nordstrom Inc.	6.950%	3/15/28	425	460
Nordstrom Inc.	7.000%	1/15/38	475	526
PACCAR Financial Corp.	1.950%	12/17/12	2,150	2,124
PACCAR Inc.	6.875%	2/15/14	1,200	1,362
Staples Inc.	7.750%	4/1/11	5,800	6,231
Staples Inc.	9.750%	1/15/14	6,800	8,296
Target Corp.	6.350%	1/15/11	675	713
Target Corp.	5.875%	3/1/12	1,825	1,979
Target Corp.	5.125%	1/15/13	625	680
Target Corp.	4.000%	6/15/13	600	624
Target Corp.	5.875%	7/15/16	3,575	3,927
Target Corp.	5.375%	5/1/17	100	108
Target Corp.	6.000%	1/15/18	2,825	3,110
Target Corp.	7.000%	7/15/31	1,425	1,627
Target Corp.	6.350%	11/1/32	1,650	1,767
Target Corp.	6.500%	10/15/37	1,875	2,073
Target Corp.	7.000%	1/15/38	5,300	6,180
Time Warner Cos. Inc.	7.570%	2/1/24	325	354
Time Warner Cos. Inc.	6.950%	1/15/28	150	161
Time Warner Inc.	6.750%	4/15/11	2,450	2,599
Time Warner Inc.	5.500%	11/15/11	3,850	4,087
Time Warner Inc.	6.875%	5/1/12	1,825	1,998
Time Warner Inc.	5.875%	11/15/16	2,525	2,722
Time Warner Inc.	7.625%	4/15/31	3,100	3,624
Time Warner Inc.	7.700%	5/1/32	2,050	2,395
Time Warner Inc.	6.500%	11/15/36	1,900	1,990
TJX Cos. Inc.	6.950%	4/15/19	5,075	5,868
Toll Brothers Finance Corp.	6.875%	11/15/12	16	17
Toll Brothers Finance Corp.	5.950%	9/15/13	18	18
Toll Brothers Finance Corp.	5.150%	5/15/15	1,000	953
Toll Brothers Finance Corp.	6.750%	11/1/19	1,350	1,299
Toyota Motor Credit Corp.	4.350%	12/15/10	1,425	1,475
Toyota Motor Credit Corp.	5.450%	5/18/11	1,025	1,083

46

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
VF Corp.	5.950%	11/1/17	850	917
VF Corp.	6.450%	11/1/37	850	891
Viacom Inc.	4.375%	9/15/14	375	385
Viacom Inc.	6.250%	4/30/16	1,625	1,781
Viacom Inc.	6.125%	10/5/17	1,250	1,349
Viacom Inc.	5.625%	9/15/19	9,270	9,611
Viacom Inc.	6.875%	4/30/36	100	106
Wal-Mart Stores Inc.	4.125%	2/15/11	5,475	5,685
Wal-Mart Stores Inc.	4.250%	4/15/13	25	26
Wal-Mart Stores Inc.	4.550%	5/1/13	2,250	2,392
Wal-Mart Stores Inc.	7.250%	6/1/13	550	633
Wal-Mart Stores Inc.	3.200%	5/15/14	1,800	1,829
Wal-Mart Stores Inc.	4.500%	7/1/15	2,225	2,374
Wal-Mart Stores Inc.	5.375%	4/5/17	625	676
Wal-Mart Stores Inc.	5.800%	2/15/18	5,625	6,313
Wal-Mart Stores Inc.	5.875%	4/5/27	8,150	8,785
Wal-Mart Stores Inc.	7.550%	2/15/30	3,650	4,561
Wal-Mart Stores Inc.	5.250%	9/1/35	1,425	1,418
Wal-Mart Stores Inc.	6.500%	8/15/37	5,250	6,036
Wal-Mart Stores Inc.	6.200%	4/15/38	5,025	5,576
Walgreen Co.	4.875%	8/1/13	3,575	3,825
Walgreen Co.	5.250%	1/15/19	1,675	1,782
Walt Disney Co.	5.700%	7/15/11	4,500	4,812
Walt Disney Co.	6.375%	3/1/12	700	769
Walt Disney Co.	4.700%	12/1/12	100	108
Walt Disney Co.	4.500%	12/15/13	2,300	2,443
Walt Disney Co.	6.200%	6/20/14	2,000	2,236
Walt Disney Co.	5.625%	9/15/16	2,425	2,635
Walt Disney Co.	5.875%	12/15/17	1,875	2,023
Walt Disney Co.	7.000%	3/1/32	325	378
Western Union Co.	5.400%	11/17/11	225	240
Western Union Co.	6.500%	2/26/14	3,275	3,674
Western Union Co.	5.930%	10/1/16	1,825	1,981
Western Union Co.	6.200%	11/17/36	950	957
Yum! Brands Inc.	8.875%	4/15/11	950	1,031
Yum! Brands Inc.	7.700%	7/1/12	775	868
Yum! Brands Inc.	4.250%	9/15/15	2,000	2,019
Yum! Brands Inc.	6.250%	4/15/16	100	107
Yum! Brands Inc.	6.250%	3/15/18	700	757
Yum! Brands Inc.	6.875%	11/15/37	1,350	1,463

Consumer Noncyclical (2.5%)
Abbott Laboratories	3.750%	3/15/11	1,725	1,780
Abbott Laboratories	5.600%	5/15/11	2,025	2,152
Abbott Laboratories	5.150%	11/30/12	1,100	1,205
Abbott Laboratories	4.350%	3/15/14	2,075	2,193
Abbott Laboratories	5.875%	5/15/16	4,900	5,435
Abbott Laboratories	5.600%	11/30/17	4,450	4,863
Abbott Laboratories	5.125%	4/1/19	925	969
Abbott Laboratories	6.150%	11/30/37	5,600	6,044
Abbott Laboratories	6.000%	4/1/39	575	613
Allergan Inc./United States	5.750%	4/1/16	400	432
Altria Group Inc.	8.500%	11/10/13	8,450	9,784
Altria Group Inc.	7.750%	2/6/14	4,600	5,224
Altria Group Inc.	9.700%	11/10/18	3,300	4,090
Altria Group Inc.	9.250%	8/6/19	75	91
Altria Group Inc.	9.950%	11/10/38	6,750	8,904

47

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Altria Group Inc.	10.200%	2/6/39	4,625	6,187
AmerisourceBergen Corp.	5.625%	9/15/12	425	457
AmerisourceBergen Corp.	5.875%	9/15/15	2,825	3,082
AmerisourceBergen Corp.	4.875%	11/15/19	975	967
Amgen Inc.	4.850%	11/18/14	3,575	3,850
Amgen Inc.	5.850%	6/1/17	5,750	6,303
Amgen Inc.	5.700%	2/1/19	1,350	1,456
Amgen Inc.	6.375%	6/1/37	1,350	1,476
Amgen Inc.	6.400%	2/1/39	4,225	4,645
Anheuser-Busch Cos. Inc.	6.000%	4/15/11	725	766
Anheuser-Busch Cos. Inc.	4.375%	1/15/13	1,150	1,189
Anheuser-Busch Cos. Inc.	5.600%	3/1/17	1,375	1,423
Anheuser-Busch Cos. Inc.	5.500%	1/15/18	2,950	3,020
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	775	831
Anheuser-Busch Cos. Inc.	5.750%	4/1/36	2,905	2,778
4 Anheuser-Busch InBev Worldwide Inc.	3.000%	10/15/12	4,000	4,033
4 Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	4,000	4,050
4 Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	7,100	7,218
4 Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	375	391
Archer-Daniels-Midland Co.	8.375%	4/15/17	100	122
Archer-Daniels-Midland Co.	5.450%	3/15/18	2,975	3,174
Archer-Daniels-Midland Co.	7.000%	2/1/31	1,075	1,240
Archer-Daniels-Midland Co.	5.935%	10/1/32	1,775	1,801
Archer-Daniels-Midland Co.	5.375%	9/15/35	1,850	1,790
Archer-Daniels-Midland Co.	6.450%	1/15/38	650	723
AstraZeneca PLC	5.400%	9/15/12	3,150	3,443
AstraZeneca PLC	5.400%	6/1/14	2,925	3,208
AstraZeneca PLC	5.900%	9/15/17	5,125	5,679
AstraZeneca PLC	6.450%	9/15/37	5,325	5,970
Baxter FinCo BV	4.750%	10/15/10	1,950	2,010
Baxter International Inc.	5.900%	9/1/16	875	972
Baxter International Inc.	6.250%	12/1/37	3,675	3,991
Becton Dickinson and Co.	5.000%	5/15/19	450	466
Biogen Idec Inc.	6.000%	3/1/13	750	807
Biogen Idec Inc.	6.875%	3/1/18	4,300	4,586
Bottling Group LLC	4.625%	11/15/12	5,025	5,408
Bottling Group LLC	5.000%	11/15/13	2,700	2,917
Bottling Group LLC	6.950%	3/15/14	4,225	4,897
Bottling Group LLC	5.500%	4/1/16	1,925	2,081
Bristol-Myers Squibb Co.	5.250%	8/15/13	650	708
Bristol-Myers Squibb Co.	5.450%	5/1/18	800	863
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	120
Bristol-Myers Squibb Co.	6.800%	11/15/26	100	114
Bristol-Myers Squibb Co.	5.875%	11/15/36	3,100	3,251
Bristol-Myers Squibb Co.	6.125%	5/1/38	625	681
Bristol-Myers Squibb Co.	6.875%	8/1/97	325	355
Bunge Ltd. Finance Corp.	5.100%	7/15/15	575	570
Bunge Ltd. Finance Corp.	8.500%	6/15/19	775	881
Campbell Soup Co.	6.750%	2/15/11	2,100	2,238
Cardinal Health Inc.	5.650%	6/15/12	17	18
Cardinal Health Inc.	4.000%	6/15/15	100	98
4 CareFusion Corp.	4.125%	8/1/12	350	362
4 CareFusion Corp.	5.125%	8/1/14	1,985	2,087
4 CareFusion Corp.	6.375%	8/1/19	4,850	5,242
Cia de Bebidas das Americas	10.500%	12/15/11	1,375	1,585
Cia de Bebidas das Americas	8.750%	9/15/13	1,450	1,686
Clorox Co.	4.200%	1/15/10	425	425

48

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Clorox Co.	5.450%	10/15/12	2,135	2,305
Clorox Co.	5.000%	1/15/15	525	556
Clorox Co.	3.550%	11/1/15	1,850	1,842
Coca-Cola Co.	5.350%	11/15/17	2,700	2,931
Coca-Cola Co.	4.875%	3/15/19	4,600	4,811
Coca-Cola Enterprises Inc.	5.000%	8/15/13	2,900	3,129
Coca-Cola Enterprises Inc.	7.375%	3/3/14	4,425	5,159
Coca-Cola Enterprises Inc.	4.250%	3/1/15	100	105
Coca-Cola Enterprises Inc.	4.500%	8/15/19	900	904
Coca-Cola Enterprises Inc.	8.500%	2/1/22	3,250	4,159
Coca-Cola Enterprises Inc.	7.000%	10/1/26	1,525	1,774
Coca-Cola Enterprises Inc.	6.950%	11/15/26	1,050	1,191
Coca-Cola Enterprises Inc.	6.750%	9/15/28	475	539
Coca-Cola HBC Finance BV	5.125%	9/17/13	325	348
Coca-Cola HBC Finance BV	5.500%	9/17/15	3,500	3,805
ConAgra Foods Inc.	6.750%	9/15/11	22	24
ConAgra Foods Inc.	5.875%	4/15/14	1,295	1,410
ConAgra Foods Inc.	5.819%	6/15/17	225	235
ConAgra Foods Inc.	7.125%	10/1/26	450	488
ConAgra Foods Inc.	7.000%	10/1/28	250	266
ConAgra Foods Inc.	8.250%	9/15/30	500	598
Covidien International Finance SA	5.450%	10/15/12	725	788
Covidien International Finance SA	6.000%	10/15/17	1,525	1,644
Covidien International Finance SA	6.550%	10/15/37	3,980	4,451
CR Bard Inc.	6.700%	12/1/26	1,800	1,916
Delhaize America Inc.	9.000%	4/15/31	625	801
Delhaize Group SA	5.875%	2/1/14	1,400	1,499
Diageo Capital PLC	5.200%	1/30/13	2,425	2,597
Diageo Capital PLC	7.375%	1/15/14	3,100	3,581
Diageo Capital PLC	5.500%	9/30/16	425	452
Diageo Capital PLC	5.750%	10/23/17	2,500	2,697
Diageo Capital PLC	5.875%	9/30/36	200	208
Diageo Finance BV	5.300%	10/28/15	1,800	1,944
Diageo Investment Corp.	9.000%	8/15/11	1,050	1,168
Diageo Investment Corp.	7.450%	4/15/35	200	239
Dr Pepper Snapple Group Inc.	1.700%	12/21/11	1,125	1,124
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	1,125	1,128
Dr Pepper Snapple Group Inc.	6.120%	5/1/13	525	575
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	1,600	1,806
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	425	501
Eli Lilly & Co.	3.550%	3/6/12	3,100	3,226
Eli Lilly & Co.	6.000%	3/15/12	950	1,038
Eli Lilly & Co.	4.200%	3/6/14	2,200	2,315
Eli Lilly & Co.	5.200%	3/15/17	2,625	2,783
Eli Lilly & Co.	5.500%	3/15/27	2,150	2,172
Eli Lilly & Co.	5.550%	3/15/37	200	202
Estee Lauder Cos. Inc.	6.000%	5/15/37	200	194
Express Scripts Inc.	5.250%	6/15/12	1,625	1,729
Express Scripts Inc.	6.250%	6/15/14	4,700	5,150
Express Scripts Inc.	7.250%	6/15/19	650	741
Fortune Brands Inc.	5.125%	1/15/11	1,475	1,518
Fortune Brands Inc.	3.000%	6/1/12	3,200	3,174
Fortune Brands Inc.	6.375%	6/15/14	1,300	1,390
Fortune Brands Inc.	5.375%	1/15/16	1,500	1,507
Fortune Brands Inc.	5.875%	1/15/36	875	750
Genentech Inc.	4.750%	7/15/15	800	855
Genentech Inc.	5.250%	7/15/35	300	287

49

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Mills Inc.	6.000%	2/15/12	5,525	5,980
General Mills Inc.	5.650%	9/10/12	625	681
General Mills Inc.	5.250%	8/15/13	1,650	1,783
General Mills Inc.	5.200%	3/17/15	2,000	2,147
General Mills Inc.	5.700%	2/15/17	8,025	8,713
General Mills Inc.	5.650%	2/15/19	1,125	1,200
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	4,125	4,407
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	1,800	1,900
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	4,850	5,225
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	950	911
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	10,680	11,873
Hasbro Inc.	6.300%	9/15/17	2,125	2,246
Hershey Co.	5.450%	9/1/16	425	446
HJ Heinz Co.	5.350%	7/15/13	625	673
HJ Heinz Finance Co.	6.625%	7/15/11	2,175	2,330
HJ Heinz Finance Co.	6.750%	3/15/32	1,325	1,388
Hospira Inc.	5.900%	6/15/14	500	542
Hospira Inc.	6.400%	5/15/15	275	305
Hospira Inc.	6.050%	3/30/17	100	105
Johnson & Johnson	5.150%	8/15/12	1,525	1,666
Johnson & Johnson	5.550%	8/15/17	1,950	2,155
Johnson & Johnson	5.150%	7/15/18	550	591
Johnson & Johnson	6.950%	9/1/29	1,300	1,566
Johnson & Johnson	4.950%	5/15/33	1,600	1,560
Johnson & Johnson	5.950%	8/15/37	800	885
Johnson & Johnson	5.850%	7/15/38	950	1,029
Kellogg Co.	5.125%	12/3/12	1,475	1,610
Kellogg Co.	4.250%	3/6/13	1,375	1,454
Kellogg Co.	4.150%	11/15/19	2,150	2,101
Kellogg Co.	7.450%	4/1/31	2,500	3,043
Kimberly-Clark Corp.	5.625%	2/15/12	1,075	1,153
Kimberly-Clark Corp.	4.875%	8/15/15	1,875	2,022
Kimberly-Clark Corp.	6.125%	8/1/17	2,475	2,739
Kimberly-Clark Corp.	7.500%	11/1/18	800	967
Kimberly-Clark Corp.	6.625%	8/1/37	200	229
Koninklijke Philips Electronics NV	4.625%	3/11/13	1,300	1,362
Koninklijke Philips Electronics NV	5.750%	3/11/18	3,250	3,453
Koninklijke Philips Electronics NV	6.875%	3/11/38	3,050	3,463
Kraft Foods Inc.	5.625%	11/1/11	7,450	7,927
Kraft Foods Inc.	6.250%	6/1/12	1,225	1,321
Kraft Foods Inc.	6.000%	2/11/13	2,950	3,163
Kraft Foods Inc.	5.250%	10/1/13	100	106
Kraft Foods Inc.	6.750%	2/19/14	200	222
Kraft Foods Inc.	6.500%	8/11/17	5,375	5,831
Kraft Foods Inc.	6.125%	2/1/18	100	106
Kraft Foods Inc.	6.125%	8/23/18	1,900	2,016
Kraft Foods Inc.	6.500%	11/1/31	3,275	3,299
Kraft Foods Inc.	7.000%	8/11/37	3,675	3,916
Kraft Foods Inc.	6.875%	2/1/38	4,975	5,217
Kraft Foods Inc.	6.875%	1/26/39	525	552
Kroger Co.	6.800%	4/1/11	1,225	1,301
Kroger Co.	6.750%	4/15/12	100	110
Kroger Co.	6.200%	6/15/12	1,950	2,124
Kroger Co.	5.500%	2/1/13	425	454
Kroger Co.	5.000%	4/15/13	1,050	1,110
Kroger Co.	4.950%	1/15/15	1,950	2,053
Kroger Co.	6.400%	8/15/17	200	219

50

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kroger Co.	6.800%	12/15/18	2,400	2,683
Kroger Co.	6.150%	1/15/20	2,525	2,703
Kroger Co.	7.700%	6/1/29	2,800	3,275
Kroger Co.	8.000%	9/15/29	3,775	4,524
Kroger Co.	7.500%	4/1/31	625	725
Kroger Co.	6.900%	4/15/38	625	698
Laboratory Corp. of America Holdings	5.500%	2/1/13	425	442
Laboratory Corp. of America Holdings	5.625%	12/15/15	850	889
Lorillard Tobacco Co.	8.125%	6/23/19	7,550	8,302
McKesson Corp.	7.750%	2/1/12	450	497
McKesson Corp.	5.250%	3/1/13	3,450	3,663
4 Mead Johnson Nutrition Co.	3.500%	11/1/14	2,525	2,507
4 Mead Johnson Nutrition Co.	4.900%	11/1/19	2,850	2,792
4 Mead Johnson Nutrition Co.	5.900%	11/1/39	1,025	999
Medco Health Solutions Inc.	6.125%	3/15/13	1,425	1,528
Medco Health Solutions Inc.	7.250%	8/15/13	925	1,027
Medco Health Solutions Inc.	7.125%	3/15/18	4,785	5,383
Medtronic Inc.	4.500%	3/15/14	1,000	1,063
Medtronic Inc.	4.750%	9/15/15	1,775	1,914
Medtronic Inc.	6.500%	3/15/39	500	562
Merck & Co. Inc.	1.875%	6/30/11	3,000	3,040
Merck & Co. Inc.	5.125%	11/15/11	725	781
Merck & Co. Inc.	4.375%	2/15/13	1,225	1,302
Merck & Co. Inc.	5.300%	12/1/13	500	551
Merck & Co. Inc.	4.750%	3/1/15	1,200	1,296
Merck & Co. Inc.	4.000%	6/30/15	2,000	2,097
Merck & Co. Inc.	6.000%	9/15/17	2,300	2,573
Merck & Co. Inc.	5.000%	6/30/19	1,650	1,730
Merck & Co. Inc.	6.400%	3/1/28	1,525	1,669
Merck & Co. Inc.	5.950%	12/1/28	775	826
Merck & Co. Inc.	6.500%	12/1/33	4,675	5,289
Merck & Co. Inc.	5.750%	11/15/36	325	338
Merck & Co. Inc.	6.550%	9/15/37	4,425	5,078
Merck & Co. Inc.	5.850%	6/30/39	6,225	6,640
Novant Health Inc.	5.850%	11/1/19	2,125	2,111
Novartis Capital Corp.	4.125%	2/10/14	6,525	6,843
Novartis Securities Investment Ltd.	5.125%	2/10/19	4,825	5,034
Pepsi Bottling Group Inc.	7.000%	3/1/29	5,325	6,197
PepsiAmericas Inc.	5.750%	7/31/12	1,050	1,144
PepsiAmericas Inc.	4.375%	2/15/14	100	105
PepsiAmericas Inc.	4.875%	1/15/15	100	106
PepsiAmericas Inc.	5.000%	5/15/17	1,400	1,471
PepsiCo Inc.	5.150%	5/15/12	800	863
PepsiCo Inc.	4.650%	2/15/13	2,900	3,108
PepsiCo Inc.	3.750%	3/1/14	6,150	6,381
PepsiCo Inc.	5.000%	6/1/18	5,425	5,664
PepsiCo Inc.	7.900%	11/1/18	1,150	1,410
Pfizer Inc.	4.450%	3/15/12	12,650	13,393
Pfizer Inc.	5.350%	3/15/15	5,200	5,699
Pfizer Inc.	6.200%	3/15/19	6,850	7,627
Pfizer Inc.	7.200%	3/15/39	10,325	12,711
Pharmacia Corp.	6.500%	12/1/18	200	226
Pharmacia Corp.	6.600%	12/1/28	625	695
Philip Morris International Inc.	4.875%	5/16/13	3,150	3,349
Philip Morris International Inc.	6.875%	3/17/14	3,900	4,436
Philip Morris International Inc.	5.650%	5/16/18	2,950	3,103
Philip Morris International Inc.	6.375%	5/16/38	2,650	2,866
51

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Procter & Gamble-Esop	9.360%	1/1/21	3,176	3,969
Procter & Gamble Co.	4.600%	1/15/14	1,300	1,392
Procter & Gamble Co.	4.950%	8/15/14	850	924
Procter & Gamble Co.	3.500%	2/15/15	4,500	4,605
Procter & Gamble Co.	4.700%	2/15/19	1,775	1,818
Procter & Gamble Co.	6.450%	1/15/26	2,750	3,106
Procter & Gamble Co.	5.800%	8/15/34	250	264
Procter & Gamble Co.	5.550%	3/5/37	2,950	3,036
Quest Diagnostics Inc.	5.450%	11/1/15	1,800	1,948
Quest Diagnostics Inc.	6.400%	7/1/17	175	193
Quest Diagnostics Inc.	6.950%	7/1/37	1,225	1,366
Reynolds American Inc.	7.250%	6/1/12	1,500	1,631
Reynolds American Inc.	7.250%	6/1/13	1,575	1,725
Reynolds American Inc.	7.625%	6/1/16	850	924
Reynolds American Inc.	6.750%	6/15/17	1,275	1,313
Reynolds American Inc.	7.250%	6/15/37	1,525	1,536
Safeway Inc.	6.500%	3/1/11	4,350	4,590
Safeway Inc.	5.800%	8/15/12	975	1,059
Safeway Inc.	6.250%	3/15/14	5,850	6,392
Safeway Inc.	6.350%	8/15/17	325	354
Safeway Inc.	7.250%	2/1/31	1,825	2,087
Sara Lee Corp.	6.125%	11/1/32	2,175	2,080
St. Jude Medical Inc.	3.750%	7/15/14	2,875	2,921
St. Jude Medical Inc.	4.875%	7/15/19	500	506
Sysco Corp.	4.200%	2/12/13	625	656
Sysco Corp.	5.250%	2/12/18	3,875	4,101
Sysco Corp.	5.375%	9/21/35	1,400	1,392
Teva Pharmaceutical Finance Co. LLC	5.550%	2/1/16	550	581
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,425	2,477
4 Thermo Fisher Scientific Inc.	2.150%	12/28/12	875	870
4 Thermo Fisher Scientific Inc.	3.250%	11/18/14	1,875	1,855
Unilever Capital Corp.	7.125%	11/1/10	3,400	3,580
Unilever Capital Corp.	3.650%	2/15/14	1,525	1,570
Unilever Capital Corp.	4.800%	2/15/19	700	719
UST Inc.	6.625%	7/15/12	200	217
UST Inc.	5.750%	3/1/18	1,000	982
Watson Pharmaceuticals Inc.	5.000%	8/15/14	1,250	1,279
Whirlpool Corp.	5.500%	3/1/13	4,075	4,203
Whirlpool Corp.	8.600%	5/1/14	900	1,019
Wyeth	6.950%	3/15/11	875	938
Wyeth	5.500%	3/15/13	2,750	2,986
Wyeth	5.500%	2/1/14	1,350	1,477
Wyeth	5.500%	2/15/16	7,500	8,077
Wyeth	5.450%	4/1/17	2,950	3,154
Wyeth	6.450%	2/1/24	525	587
Wyeth	6.500%	2/1/34	1,450	1,594
Wyeth	6.000%	2/15/36	2,025	2,103
Wyeth	5.950%	4/1/37	250	262
Zimmer Holdings Inc.	4.625%	11/30/19	700	702
Zimmer Holdings Inc.	5.750%	11/30/39	1,075	1,062

Energy (1.4%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	425	474
Anadarko Finance Co.	6.750%	5/1/11	1,450	1,539
Anadarko Finance Co.	7.500%	5/1/31	200	224
Anadarko Petroleum Corp.	7.625%	3/15/14	1,950	2,238
Anadarko Petroleum Corp.	5.750%	6/15/14	800	865

52

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anadarko Petroleum Corp.	5.950%	9/15/16	5,475	5,878
Anadarko Petroleum Corp.	6.950%	6/15/19	500	567
Anadarko Petroleum Corp.	6.450%	9/15/36	9,025	9,395
Anadarko Petroleum Corp.	7.950%	6/15/39	825	1,015
Apache Corp.	6.250%	4/15/12	875	956
Apache Corp.	5.250%	4/15/13	300	321
Apache Corp.	6.000%	9/15/13	1,925	2,116
Apache Corp.	5.625%	1/15/17	250	268
Apache Corp.	6.900%	9/15/18	3,450	4,043
Apache Corp.	6.000%	1/15/37	1,550	1,639
Apache Finance Canada Corp.	7.750%	12/15/29	400	486
Baker Hughes Inc.	7.500%	11/15/18	325	389
Baker Hughes Inc.	6.875%	1/15/29	300	334
BJ Services Co.	6.000%	6/1/18	850	918
BP Capital Markets PLC	3.125%	3/10/12	200	206
BP Capital Markets PLC	5.250%	11/7/13	4,225	4,604
BP Capital Markets PLC	3.625%	5/8/14	3,650	3,731
BP Capital Markets PLC	3.875%	3/10/15	3,675	3,795
BP Capital Markets PLC	4.750%	3/10/19	5,300	5,404
Burlington Resources Finance Co.	6.680%	2/15/11	1,400	1,486
Burlington Resources Finance Co.	6.500%	12/1/11	1,400	1,531
Burlington Resources Finance Co.	7.200%	8/15/31	300	338
Burlington Resources Finance Co.	7.400%	12/1/31	1,775	2,032
Cameron International Corp.	6.375%	7/15/18	225	237
Cameron International Corp.	7.000%	7/15/38	100	106
Canadian Natural Resources Ltd.	5.450%	10/1/12	1,175	1,255
Canadian Natural Resources Ltd.	5.150%	2/1/13	475	502
Canadian Natural Resources Ltd.	4.900%	12/1/14	4,225	4,444
Canadian Natural Resources Ltd.	6.000%	8/15/16	1,150	1,218
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,875	2,114
Canadian Natural Resources Ltd.	6.450%	6/30/33	2,025	2,104
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,350	2,478
Canadian Natural Resources Ltd.	6.250%	3/15/38	650	671
Canadian Natural Resources Ltd.	6.750%	2/1/39	250	276
4 Cenovus Energy Inc.	4.500%	9/15/14	1,875	1,924
4 Cenovus Energy Inc.	5.700%	10/15/19	7,050	7,135
4 Cenovus Energy Inc.	6.750%	11/15/39	7,575	7,981
Chevron Corp.	3.450%	3/3/12	1,825	1,902
Chevron Corp.	3.950%	3/3/14	2,775	2,918
Chevron Corp.	4.950%	3/3/19	4,000	4,214
Conoco Funding Co.	6.350%	10/15/11	4,200	4,587
Conoco Funding Co.	7.250%	10/15/31	200	233
ConocoPhillips	4.750%	2/1/14	1,650	1,771
ConocoPhillips	4.600%	1/15/15	1,100	1,172
ConocoPhillips	5.750%	2/1/19	7,775	8,530
ConocoPhillips	6.000%	1/15/20	875	970
ConocoPhillips	5.900%	10/15/32	425	434
ConocoPhillips	6.500%	2/1/39	2,200	2,447
ConocoPhillips Canada Funding Co. I	5.300%	4/15/12	1,975	2,125
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	4,525	4,919
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,325	1,319
ConocoPhillips Holding Co.	6.950%	4/15/29	1,350	1,531
Devon Energy Corp.	5.625%	1/15/14	1,475	1,605
Devon Energy Corp.	7.950%	4/15/32	550	694
Devon Financing Corp. ULC	6.875%	9/30/11	2,950	3,198
Devon Financing Corp. ULC	7.875%	9/30/31	3,275	4,073
Diamond Offshore Drilling Inc.	4.875%	7/1/15	225	239

53

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Diamond Offshore Drilling Inc.	5.875%	5/1/19	850	906
Diamond Offshore Drilling Inc.	5.700%	10/15/39	1,850	1,815
EnCana Corp.	5.900%	12/1/17	2,100	2,252
EnCana Corp.	7.200%	11/1/31	1,800	1,947
EnCana Corp.	6.500%	8/15/34	2,925	3,137
EnCana Corp.	6.625%	8/15/37	1,250	1,366
EnCana Holdings Finance Corp.	5.800%	5/1/14	4,350	4,760
EOG Resources Inc.	6.125%	10/1/13	575	635
EOG Resources Inc.	5.875%	9/15/17	1,900	2,089
EOG Resources Inc.	5.625%	6/1/19	3,350	3,587
Global Marine Inc.	7.000%	6/1/28	850	892
Halliburton Co.	6.150%	9/15/19	4,975	5,578
Halliburton Co.	6.700%	9/15/38	3,500	3,919
Halliburton Co.	7.450%	9/15/39	525	648
Hess Corp.	8.125%	2/15/19	3,900	4,707
Hess Corp.	7.875%	10/1/29	1,950	2,322
Hess Corp.	7.125%	3/15/33	1,375	1,533
Husky Energy Inc.	6.250%	6/15/12	725	779
Husky Energy Inc.	5.900%	6/15/14	7,025	7,657
Husky Energy Inc.	6.150%	6/15/19	200	213
Husky Energy Inc.	7.250%	12/15/19	1,225	1,413
Husky Energy Inc.	6.800%	9/15/37	875	916
Kerr-McGee Corp.	6.875%	9/15/11	1,950	2,099
Kerr-McGee Corp.	6.950%	7/1/24	3,300	3,588
Kerr-McGee Corp.	7.875%	9/15/31	875	999
Lasmo USA Inc.	7.300%	11/15/27	175	206
Marathon Global Funding Corp.	6.000%	7/1/12	1,000	1,082
Marathon Oil Corp.	6.125%	3/15/12	825	893
Marathon Oil Corp.	6.000%	10/1/17	3,750	3,979
Marathon Oil Corp.	5.900%	3/15/18	1,350	1,427
Marathon Oil Corp.	6.600%	10/1/37	200	212
Nabors Industries Inc.	6.150%	2/15/18	2,650	2,746
Nabors Industries Inc.	9.250%	1/15/19	1,375	1,690
Nexen Inc.	5.050%	11/20/13	5,516	5,816
Nexen Inc.	5.650%	5/15/17	850	884
Nexen Inc.	7.875%	3/15/32	325	376
Nexen Inc.	5.875%	3/10/35	100	94
Nexen Inc.	6.400%	5/15/37	2,850	2,837
Nexen Inc.	7.500%	7/30/39	3,400	3,822
Noble Energy Inc.	8.250%	3/1/19	3,000	3,590
Noble Energy Inc.	8.000%	4/1/27	275	307
Occidental Petroleum Corp.	4.250%	3/15/10	575	580
Occidental Petroleum Corp.	6.750%	1/15/12	1,675	1,837
Occidental Petroleum Corp.	7.000%	11/1/13	3,100	3,546
PC Financial Partnership	5.000%	11/15/14	900	934
Petro-Canada	4.000%	7/15/13	1,325	1,367
Petro-Canada	6.050%	5/15/18	1,050	1,122
Petro-Canada	7.875%	6/15/26	500	578
Petro-Canada	7.000%	11/15/28	475	509
Petro-Canada	5.350%	7/15/33	1,425	1,287
Petro-Canada	5.950%	5/15/35	2,100	1,998
Petro-Canada	6.800%	5/15/38	525	579
Questar Market Resources Inc.	6.050%	9/1/16	975	994
Questar Market Resources Inc.	6.800%	3/1/20	1,750	1,830
Rowan Cos. Inc.	7.875%	8/1/19	875	974
Shell International Finance BV	5.625%	6/27/11	3,150	3,351
Shell International Finance BV	4.950%	3/22/12	1,025	1,099

54

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Shell International Finance BV	4.000%	3/21/14	3,150	3,295
Shell International Finance BV	3.250%	9/22/15	3,750	3,753
Shell International Finance BV	5.200%	3/22/17	975	1,048
Shell International Finance BV	4.300%	9/22/19	4,500	4,452
Shell International Finance BV	6.375%	12/15/38	10,125	11,266
Smith International Inc.	9.750%	3/15/19	5,000	6,335
Statoil ASA	3.875%	4/15/14	1,250	1,299
Statoil ASA	2.900%	10/15/14	950	946
Statoil ASA	5.250%	4/15/19	4,625	4,908
Statoil ASA	7.250%	9/23/27	1,975	2,329
4 Statoil ASA	6.500%	12/1/28	225	246
Statoil ASA	7.150%	1/15/29	900	1,058
Suncor Energy Inc.	6.100%	6/1/18	1,100	1,183
Suncor Energy Inc.	7.150%	2/1/32	425	454
Suncor Energy Inc.	5.950%	12/1/34	175	173
Suncor Energy Inc.	6.500%	6/15/38	8,950	9,411
Suncor Energy Inc.	6.850%	6/1/39	3,700	4,112
Sunoco Inc.	4.875%	10/15/14	500	504
Sunoco Inc.	5.750%	1/15/17	725	738
Talisman Energy Inc.	5.125%	5/15/15	375	389
Talisman Energy Inc.	7.750%	6/1/19	3,125	3,664
Talisman Energy Inc.	7.250%	10/15/27	200	218
Talisman Energy Inc.	5.850%	2/1/37	1,975	1,876
Tosco Corp.	8.125%	2/15/30	4,950	6,013
Total Capital SA	3.125%	10/2/15	2,000	1,972
Transocean Inc.	5.250%	3/15/13	1,125	1,204
Transocean Inc.	6.000%	3/15/18	1,875	2,001
Transocean Inc.	7.500%	4/15/31	775	900
Transocean Inc.	6.800%	3/15/38	1,600	1,776
Valero Energy Corp.	6.875%	4/15/12	4,375	4,708
Valero Energy Corp.	4.750%	6/15/13	2,400	2,447
Valero Energy Corp.	9.375%	3/15/19	1,575	1,880
Valero Energy Corp.	7.500%	4/15/32	1,725	1,765
Valero Energy Corp.	6.625%	6/15/37	6,400	5,972
Weatherford International Inc.	5.950%	6/15/12	200	214
Weatherford International Inc.	6.350%	6/15/17	4,625	4,852
Weatherford International Inc.	6.800%	6/15/37	525	526
Weatherford International Ltd.	5.150%	3/15/13	325	341
Weatherford International Ltd.	6.000%	3/15/18	525	536
Weatherford International Ltd.	9.625%	3/1/19	4,600	5,747
Weatherford International Ltd.	6.500%	8/1/36	2,750	2,621
Weatherford International Ltd.	7.000%	3/15/38	425	431
XTO Energy Inc.	5.900%	8/1/12	1,525	1,662
XTO Energy Inc.	6.250%	4/15/13	2,175	2,424
XTO Energy Inc.	5.750%	12/15/13	2,200	2,446
XTO Energy Inc.	4.900%	2/1/14	600	645
XTO Energy Inc.	5.000%	1/31/15	500	541
XTO Energy Inc.	6.250%	8/1/17	3,250	3,692
XTO Energy Inc.	6.500%	12/15/18	2,075	2,380
XTO Energy Inc.	6.100%	4/1/36	350	380
XTO Energy Inc.	6.750%	8/1/37	2,775	3,262
XTO Energy Inc.	6.375%	6/15/38	425	479

Other Industrial (0.0%)
Cintas Corp. No 2	6.125%	12/1/17	850	907

55

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Technology (0.7%)
Agilent Technologies Inc.	4.450%	9/14/12	175	181
Agilent Technologies Inc.	5.500%	9/14/15	1,300	1,366
Agilent Technologies Inc.	6.500%	11/1/17	5,325	5,646
Amphenol Corp.	4.750%	11/15/14	2,475	2,477
Analog Devices Inc.	5.000%	7/1/14	1,200	1,260
Avnet Inc.	6.625%	9/15/16	225	230
BMC Software Inc.	7.250%	6/1/18	825	896
CA Inc.	5.375%	12/1/19	2,250	2,274
Cisco Systems Inc.	5.250%	2/22/11	10,450	10,971
Cisco Systems Inc.	5.500%	2/22/16	1,625	1,792
Cisco Systems Inc.	4.950%	2/15/19	5,675	5,844
Cisco Systems Inc.	4.450%	1/15/20	500	491
Cisco Systems Inc.	5.900%	2/15/39	5,800	5,852
Cisco Systems Inc.	5.500%	1/15/40	8,075	7,749
Computer Sciences Corp.	5.500%	3/15/13	425	453
Computer Sciences Corp.	6.500%	3/15/18	100	108
Corning Inc.	6.625%	5/15/19	275	296
Corning Inc.	7.250%	8/15/36	100	102
Dell Inc.	3.375%	6/15/12	475	492
Dell Inc.	4.700%	4/15/13	2,025	2,134
Dell Inc.	5.650%	4/15/18	1,100	1,154
Dell Inc.	5.875%	6/15/19	1,000	1,068
Dell Inc.	6.500%	4/15/38	1,200	1,226
Dun & Bradstreet Corp.	6.000%	4/1/13	1,275	1,319
Electronic Data Systems LLC	6.000%	8/1/13	1,775	1,971
Equifax Inc.	4.450%	12/1/14	775	781
Equifax Inc.	6.300%	7/1/17	425	437
Equifax Inc.	7.000%	7/1/37	600	594
Fiserv Inc.	6.125%	11/20/12	2,875	3,135
Fiserv Inc.	6.800%	11/20/17	2,150	2,367
Harris Corp.	5.000%	10/1/15	1,275	1,321
Harris Corp.	6.375%	6/15/19	250	265
Hewlett-Packard Co.	2.250%	5/27/11	1,800	1,831
Hewlett-Packard Co.	4.250%	2/24/12	475	500
Hewlett-Packard Co.	6.500%	7/1/12	425	472
Hewlett-Packard Co.	4.500%	3/1/13	3,925	4,176
Hewlett-Packard Co.	6.125%	3/1/14	7,875	8,801
Hewlett-Packard Co.	4.750%	6/2/14	725	774
Hewlett-Packard Co.	5.400%	3/1/17	975	1,038
Hewlett-Packard Co.	5.500%	3/1/18	7,325	7,775
IBM International Group Capital LLC	5.050%	10/22/12	5,175	5,596
International Business Machines Corp.	4.950%	3/22/11	925	969
International Business Machines Corp.	2.100%	5/6/13	850	849
International Business Machines Corp.	7.500%	6/15/13	1,200	1,394
International Business Machines Corp.	6.500%	10/15/13	2,875	3,286
International Business Machines Corp.	5.700%	9/14/17	14,600	15,968
International Business Machines Corp.	7.000%	10/30/25	350	404
International Business Machines Corp.	6.220%	8/1/27	1,975	2,098
International Business Machines Corp.	6.500%	1/15/28	100	110
International Business Machines Corp.	5.875%	11/29/32	225	233
International Business Machines Corp.	5.600%	11/30/39	6,110	6,167
International Game Technology	7.500%	6/15/19	875	950
Intuit Inc.	5.400%	3/15/12	750	798
Intuit Inc.	5.750%	3/15/17	575	596
Lexmark International Inc.	5.900%	6/1/13	925	950

56

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lexmark International Inc.	6.650%	6/1/18	1,700	1,674
Microsoft Corp.	2.950%	6/1/14	2,550	2,582
Microsoft Corp.	4.200%	6/1/19	375	378
Microsoft Corp.	5.200%	6/1/39	3,175	3,111
Motorola Inc.	8.000%	11/1/11	100	108
Motorola Inc.	5.375%	11/15/12	1,650	1,683
Motorola Inc.	6.000%	11/15/17	325	313
Motorola Inc.	7.500%	5/15/25	300	288
Motorola Inc.	6.500%	9/1/25	350	304
Motorola Inc.	6.500%	11/15/28	225	195
Motorola Inc.	6.625%	11/15/37	875	756
Nokia Oyj	5.375%	5/15/19	4,050	4,151
Nokia Oyj	6.625%	5/15/39	750	816
Oracle Corp.	5.000%	1/15/11	2,050	2,139
Oracle Corp.	4.950%	4/15/13	3,625	3,910
Oracle Corp.	3.750%	7/8/14	3,050	3,161
Oracle Corp.	5.250%	1/15/16	4,925	5,319
Oracle Corp.	5.750%	4/15/18	4,975	5,401
Oracle Corp.	5.000%	7/8/19	2,800	2,897
Oracle Corp.	6.500%	4/15/38	1,575	1,728
Oracle Corp.	6.125%	7/8/39	7,575	7,981
Pitney Bowes Inc.	4.625%	10/1/12	150	159
Pitney Bowes Inc.	3.875%	6/15/13	1,325	1,361
Pitney Bowes Inc.	4.875%	8/15/14	100	106
Pitney Bowes Inc.	4.750%	1/15/16	4,475	4,645
Pitney Bowes Inc.	5.750%	9/15/17	950	1,015
Pitney Bowes Inc.	4.750%	5/15/18	100	100
Pitney Bowes Inc.	5.250%	1/15/37	100	103
Science Applications International Corp.	6.250%	7/1/12	375	410
Science Applications International Corp.	5.500%	7/1/33	475	424
Xerox Capital Trust I	8.000%	2/1/27	1,575	1,555
Xerox Corp.	7.125%	6/15/10	1,400	1,438
Xerox Corp.	6.875%	8/15/11	700	748
Xerox Corp.	5.500%	5/15/12	1,125	1,191
Xerox Corp.	7.625%	6/15/13	1,125	1,153
Xerox Corp.	8.250%	5/15/14	4,550	5,250
Xerox Corp.	4.250%	2/15/15	700	697
Xerox Corp.	6.400%	3/15/16	1,525	1,614
Xerox Corp.	6.750%	2/1/17	1,100	1,184
Xerox Corp.	6.350%	5/15/18	2,950	3,098
Xerox Corp.	5.625%	12/15/19	525	525

Transportation (0.4%)
3 American Airlines Pass Through Trust 2009-1A	10.375%	7/2/19	825	924
Burlington Northern Santa Fe Corp.	7.125%	12/15/10	100	106
Burlington Northern Santa Fe Corp.	6.750%	7/15/11	1,200	1,295
Burlington Northern Santa Fe Corp.	5.900%	7/1/12	750	816
Burlington Northern Santa Fe Corp.	5.650%	5/1/17	2,025	2,151
Burlington Northern Santa Fe Corp.	5.750%	3/15/18	850	911
Burlington Northern Santa Fe Corp.	7.000%	12/15/25	1,700	1,866
Burlington Northern Santa Fe Corp.	6.200%	8/15/36	1,300	1,373
Canadian National Railway Co.	6.375%	10/15/11	425	462
Canadian National Railway Co.	4.400%	3/15/13	875	915
Canadian National Railway Co.	4.950%	1/15/14	125	133
Canadian National Railway Co.	5.800%	6/1/16	200	216
Canadian National Railway Co.	5.850%	11/15/17	350	380

57

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Canadian National Railway Co.	6.900%	7/15/28	100	114
Canadian National Railway Co.	6.250%	8/1/34	575	622
Canadian National Railway Co.	6.200%	6/1/36	975	1,057
Canadian Pacific Railway Co.	7.125%	10/15/31	200	211
Canadian Pacific Railway Co.	5.950%	5/15/37	325	309
Con-way Inc.	6.700%	5/1/34	2,475	1,939
3 Continental Airlines Inc.	6.648%	9/15/17	2,505	2,392
3 Continental Airlines Inc.	6.900%	1/2/18	936	922
3 Continental Airlines Inc.	6.545%	2/2/19	80	79
Continental Airlines Inc.	7.250%	11/10/19	1,200	1,227
3 Continental Airlines Inc.	5.983%	4/19/22	325	313
CSX Corp.	6.750%	3/15/11	1,200	1,273
CSX Corp.	6.300%	3/15/12	700	757
CSX Corp.	5.500%	8/1/13	1,900	2,027
CSX Corp.	6.250%	4/1/15	625	691
CSX Corp.	5.600%	5/1/17	450	467
CSX Corp.	7.900%	5/1/17	2,125	2,458
CSX Corp.	6.250%	3/15/18	3,375	3,659
CSX Corp.	7.375%	2/1/19	7,550	8,674
CSX Corp.	7.950%	5/1/27	100	117
CSX Corp.	6.000%	10/1/36	1,675	1,635
CSX Corp.	6.150%	5/1/37	900	914
CSX Corp.	7.450%	4/1/38	525	617
3 Delta Air Lines Inc.	7.750%	12/17/19	2,500	2,575
3 Delta Air Lines Inc.	6.821%	8/10/22	3,416	3,279
Norfolk Southern Corp.	6.750%	2/15/11	2,400	2,532
Norfolk Southern Corp.	5.257%	9/17/14	1,845	1,977
Norfolk Southern Corp.	5.750%	1/15/16	775	822
Norfolk Southern Corp.	7.700%	5/15/17	1,525	1,787
Norfolk Southern Corp.	5.750%	4/1/18	875	929
Norfolk Southern Corp.	5.900%	6/15/19	2,175	2,340
Norfolk Southern Corp.	5.590%	5/17/25	100	98
Norfolk Southern Corp.	7.800%	5/15/27	1,280	1,544
Norfolk Southern Corp.	5.640%	5/17/29	525	513
Norfolk Southern Corp.	7.050%	5/1/37	2,900	3,423
Norfolk Southern Corp.	7.900%	5/15/97	600	698
Norfolk Southern Railway Co.	9.750%	6/15/20	775	1,031
Ryder System Inc.	5.950%	5/2/11	428	442
Ryder System Inc.	5.850%	3/1/14	600	630
Ryder System Inc.	7.200%	9/1/15	1,250	1,353
Ryder System Inc.	5.850%	11/1/16	525	526
Southwest Airlines Co.	6.500%	3/1/12	2,300	2,403
Southwest Airlines Co.	5.250%	10/1/14	100	101
Southwest Airlines Co.	5.750%	12/15/16	1,125	1,091
Southwest Airlines Co.	5.125%	3/1/17	250	237
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	854	855
Union Pacific Corp.	6.650%	1/15/11	1,275	1,346
Union Pacific Corp.	6.500%	4/15/12	700	762
Union Pacific Corp.	5.450%	1/31/13	1,325	1,426
Union Pacific Corp.	5.375%	5/1/14	425	455
Union Pacific Corp.	7.000%	2/1/16	100	111
Union Pacific Corp.	5.650%	5/1/17	1,150	1,222
Union Pacific Corp.	5.750%	11/15/17	2,175	2,311
Union Pacific Corp.	5.700%	8/15/18	2,650	2,781
Union Pacific Corp.	7.875%	1/15/19	5,500	6,621
Union Pacific Corp.	6.625%	2/1/29	400	431

58

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Union Pacific Railroad Co.
2007-3 Pass Through Trust	6.176%	1/2/31	450	473
United Parcel Service Inc.	3.875%	4/1/14	3,550	3,696
United Parcel Service Inc.	5.500%	1/15/18	2,200	2,364
United Parcel Service Inc.	5.125%	4/1/19	1,125	1,196
United Parcel Service Inc.	6.200%	1/15/38	1,450	1,609
				2,827,573
Utilities (2.2%)
Electric (1.6%)
AEP Texas Central Co.	6.650%	2/15/33	800	820
Alabama Power Co.	4.850%	12/15/12	525	562
Alabama Power Co.	5.500%	10/15/17	1,325	1,394
Alabama Power Co.	6.125%	5/15/38	1,000	1,069
Alabama Power Co.	6.000%	3/1/39	1,000	1,067
American Water Capital Corp.	6.085%	10/15/17	2,425	2,508
American Water Capital Corp.	6.593%	10/15/37	1,875	1,862
Appalachian Power Co.	5.800%	10/1/35	250	236
Appalachian Power Co.	7.000%	4/1/38	3,075	3,429
Arizona Public Service Co.	6.375%	10/15/11	200	213
Arizona Public Service Co.	5.800%	6/30/14	100	107
Arizona Public Service Co.	4.650%	5/15/15	400	403
Arizona Public Service Co.	5.500%	9/1/35	100	84
Baltimore Gas & Electric Co.	5.900%	10/1/16	1,225	1,305
Baltimore Gas & Electric Co.	6.350%	10/1/36	200	206
Carolina Power & Light Co.	6.500%	7/15/12	1,175	1,296
Carolina Power & Light Co.	5.125%	9/15/13	1,825	1,965
Carolina Power & Light Co.	5.300%	1/15/19	375	390
CenterPoint Energy Houston Electric LLC	5.700%	3/15/13	4,275	4,560
CenterPoint Energy Houston Electric LLC	5.750%	1/15/14	100	108
CenterPoint Energy Houston Electric LLC	7.000%	3/1/14	1,350	1,542
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	100	110
CenterPoint Energy Inc.	6.500%	5/1/18	150	153
Cleveland Electric Illuminating Co.	7.880%	11/1/17	425	501
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,125	1,115
Columbus Southern Power Co.	5.850%	10/1/35	1,750	1,653
Commonwealth Edison Co.	6.150%	3/15/12	650	703
Commonwealth Edison Co.	5.950%	8/15/16	2,975	3,236
Commonwealth Edison Co.	6.150%	9/15/17	9,200	9,998
Commonwealth Edison Co.	5.800%	3/15/18	1,075	1,148
Commonwealth Edison Co.	5.875%	2/1/33	100	100
Commonwealth Edison Co.	5.900%	3/15/36	875	875
Commonwealth Edison Co.	6.450%	1/15/38	850	909
Connecticut Light & Power Co.	6.350%	6/1/36	2,225	2,410
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	950	1,010
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	475	508
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	2,225	2,325
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	5,000	5,668
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	550	525
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	700	720
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	975	1,043
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	2,000	2,170
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	625	718
Consolidated Natural Gas Co.	6.250%	11/1/11	2,675	2,883
Consolidated Natural Gas Co.	5.000%	12/1/14	4,660	4,980
Constellation Energy Group Inc.	7.000%	4/1/12	350	380
Constellation Energy Group Inc.	4.550%	6/15/15	4,750	4,747
Constellation Energy Group Inc.	7.600%	4/1/32	700	756

59

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Consumers Energy Co.	5.000%	2/15/12	725	765
Consumers Energy Co.	5.375%	4/15/13	1,250	1,335
Consumers Energy Co.	5.500%	8/15/16	800	857
Consumers Energy Co.	6.125%	3/15/19	125	136
Consumers Energy Co.	6.700%	9/15/19	1,225	1,380
Consumers Energy Co.	5.650%	4/15/20	200	213
Detroit Edison Co.	6.125%	10/1/10	775	805
Detroit Edison Co.	5.700%	10/1/37	425	410
Dominion Resources Inc.	4.750%	12/15/10	875	906
Dominion Resources Inc.	6.250%	6/30/12	725	787
Dominion Resources Inc.	5.700%	9/17/12	300	324
Dominion Resources Inc.	5.150%	7/15/15	2,725	2,884
Dominion Resources Inc.	6.000%	11/30/17	1,750	1,894
Dominion Resources Inc.	6.400%	6/15/18	300	330
Dominion Resources Inc.	6.300%	3/15/33	350	357
Dominion Resources Inc.	5.250%	8/1/33	825	857
Dominion Resources Inc.	5.950%	6/15/35	2,375	2,379
3 Dominion Resources Inc.	7.500%	6/30/66	950	916
3 Dominion Resources Inc.	6.300%	9/30/66	800	708
DTE Energy Co.	7.050%	6/1/11	1,575	1,671
DTE Energy Co.	6.375%	4/15/33	100	95
Duke Energy Carolinas LLC	6.250%	1/15/12	2,575	2,790
Duke Energy Carolinas LLC	5.750%	11/15/13	100	110
Duke Energy Carolinas LLC	6.000%	12/1/28	425	428
Duke Energy Carolinas LLC	6.450%	10/15/32	825	895
Duke Energy Carolinas LLC	6.100%	6/1/37	3,050	3,246
Duke Energy Carolinas LLC	6.000%	1/15/38	200	212
Duke Energy Carolinas LLC	6.050%	4/15/38	775	820
Duke Energy Corp.	3.950%	9/15/14	4,350	4,431
Duke Energy Corp.	5.050%	9/15/19	3,775	3,778
Duke Energy Indiana Inc.	5.000%	9/15/13	275	288
Duke Energy Indiana Inc.	6.050%	6/15/16	100	107
Duke Energy Indiana Inc.	6.120%	10/15/35	325	329
Duke Energy Indiana Inc.	6.350%	8/15/38	2,675	2,925
Duke Energy Ohio Inc.	5.700%	9/15/12	1,175	1,279
Duke Energy Ohio Inc.	2.100%	6/15/13	675	667
El Paso Electric Co.	6.000%	5/15/35	600	537
Empresa Nacional de Electricidad SA	8.350%	8/1/13	625	725
Energy East Corp.	6.750%	6/15/12	1,700	1,854
Energy East Corp.	6.750%	7/15/36	1,375	1,534
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	2,900	3,028
Entergy Louisiana LLC	6.500%	9/1/18	425	450
Entergy Louisiana LLC	5.400%	11/1/24	450	439
Exelon Corp.	4.900%	6/15/15	1,500	1,553
Exelon Corp.	5.625%	6/15/35	200	181
Exelon Generation Co. LLC	6.250%	10/1/39	950	965
FirstEnergy Corp.	6.450%	11/15/11	489	530
FirstEnergy Corp.	7.375%	11/15/31	5,360	5,879
FirstEnergy Solutions Corp.	4.800%	2/15/15	5,025	5,126
Florida Power & Light Co.	4.850%	2/1/13	625	666
Florida Power & Light Co.	5.550%	11/1/17	675	726
Florida Power & Light Co.	5.950%	10/1/33	225	234
Florida Power & Light Co.	5.625%	4/1/34	1,400	1,398
Florida Power & Light Co.	4.950%	6/1/35	250	227
Florida Power & Light Co.	5.400%	9/1/35	425	412
Florida Power & Light Co.	6.200%	6/1/36	1,050	1,128
Florida Power & Light Co.	5.650%	2/1/37	1,425	1,418

60

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	5.850%	5/1/37	675	700
Florida Power & Light Co.	5.950%	2/1/38	2,200	2,281
Florida Power & Light Co.	5.960%	4/1/39	7,000	7,375
Florida Power Corp.	4.800%	3/1/13	3,075	3,263
Florida Power Corp.	5.650%	6/15/18	1,175	1,262
Florida Power Corp.	6.350%	9/15/37	1,375	1,481
Florida Power Corp.	6.400%	6/15/38	6,050	6,656
FPL Group Capital Inc.	5.625%	9/1/11	3,025	3,237
FPL Group Capital Inc.	5.350%	6/15/13	3,725	4,006
3 FPL Group Capital Inc.	6.350%	10/1/66	675	624
3 FPL Group Capital Inc.	6.650%	6/15/67	1,075	995
Georgia Power Co.	5.700%	6/1/17	525	566
Georgia Power Co.	5.650%	3/1/37	100	101
Georgia Power Co.	5.950%	2/1/39	6,025	6,294
Illinois Power Co.	6.125%	11/15/17	550	581
Illinois Power Co.	6.250%	4/1/18	1,275	1,360
Indiana Michigan Power Co.	7.000%	3/15/19	550	614
Indiana Michigan Power Co.	6.050%	3/15/37	2,850	2,799
3 Integrys Energy Group Inc.	6.110%	12/1/66	1,600	1,328
Interstate Power & Light Co.	6.250%	7/15/39	925	959
Jersey Central Power & Light Co.	5.625%	5/1/16	1,025	1,067
Jersey Central Power & Light Co.	5.650%	6/1/17	775	797
Kansas City Power & Light Co.	6.050%	11/15/35	525	487
3 Kansas Gas & Electric	5.647%	3/29/21	95	93
MidAmerican Energy Co.	5.650%	7/15/12	925	999
MidAmerican Energy Co.	5.125%	1/15/13	1,700	1,818
MidAmerican Energy Co.	5.950%	7/15/17	900	949
MidAmerican Energy Co.	5.300%	3/15/18	100	104
MidAmerican Energy Co.	6.750%	12/30/31	1,550	1,735
MidAmerican Energy Co.	5.750%	11/1/35	575	568
Midamerican Energy Holdings Co.	5.875%	10/1/12	2,075	2,263
Midamerican Energy Holdings Co.	5.000%	2/15/14	425	447
Midamerican Energy Holdings Co.	5.750%	4/1/18	1,275	1,349
Midamerican Energy Holdings Co.	8.480%	9/15/28	100	121
Midamerican Energy Holdings Co.	6.125%	4/1/36	10,675	10,870
Midamerican Energy Holdings Co.	5.950%	5/15/37	4,369	4,407
Midamerican Energy Holdings Co.	6.500%	9/15/37	200	212
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	5,900	6,500
National Rural Utilities Cooperative Finance Corp.	2.625%	9/16/12	100	101
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	1,725	1,876
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	3,375	3,591
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	175	183
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	1,525	1,583
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	3,500	4,671
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	975	1,155
Nevada Power Co.	7.125%	3/15/19	2,800	3,147
Nevada Power Co.	6.750%	7/1/37	325	347
4 Niagara Mohawk Power Corp.	4.881%	8/15/19	2,600	2,589
Nisource Finance Corp.	6.150%	3/1/13	100	106
Nisource Finance Corp.	5.400%	7/15/14	425	441
Nisource Finance Corp.	5.250%	9/15/17	650	640
Nisource Finance Corp.	6.400%	3/15/18	200	209
Nisource Finance Corp.	5.450%	9/15/20	675	654
Nisource Finance Corp.	6.125%	3/1/22	1,300	1,327
Northern States Power Co.	5.250%	3/1/18	625	655
Northern States Power Co.	5.250%	7/15/35	100	95
Northern States Power Co.	6.250%	6/1/36	525	573

61

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Northern States Power Co.	6.200%	7/1/37	750	814
Northern States Power Co.	5.350%	11/1/39	1,325	1,280
NSTAR	4.500%	11/15/19	900	887
NSTAR Electric Co.	4.875%	4/15/14	625	666
NSTAR Electric Co.	5.625%	11/15/17	2,060	2,193
4 Oglethorpe Power Corp.	5.950%	11/1/39	825	815
Ohio Edison Co.	6.400%	7/15/16	1,275	1,377
Ohio Power Co.	5.750%	9/1/13	2,025	2,154
Ohio Power Co.	6.000%	6/1/16	1,050	1,129
Ohio Power Co.	5.375%	10/1/21	3,000	3,036
Oncor Electric Delivery Co. LLC	6.375%	5/1/12	1,225	1,322
Oncor Electric Delivery Co. LLC	5.950%	9/1/13	4,800	5,163
Oncor Electric Delivery Co. LLC	6.375%	1/15/15	2,150	2,351
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	100	111
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,000	1,104
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,150	1,323
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,800	2,129
Pacific Gas & Electric Co.	4.200%	3/1/11	6,450	6,669
Pacific Gas & Electric Co.	4.800%	3/1/14	4,375	4,669
Pacific Gas & Electric Co.	5.625%	11/30/17	1,125	1,198
Pacific Gas & Electric Co.	8.250%	10/15/18	3,250	3,970
Pacific Gas & Electric Co.	6.050%	3/1/34	6,575	6,887
Pacific Gas & Electric Co.	5.800%	3/1/37	2,225	2,257
Pacific Gas & Electric Co.	6.250%	3/1/39	1,325	1,411
PacifiCorp	6.900%	11/15/11	1,950	2,145
PacifiCorp	7.700%	11/15/31	475	584
PacifiCorp	5.250%	6/15/35	125	117
PacifiCorp	6.250%	10/15/37	2,700	2,911
Peco Energy Co.	5.350%	3/1/18	575	609
Pennsylvania Electric Co.	6.050%	9/1/17	750	788
Pennsylvania Electric Co.	5.200%	4/1/20	2,250	2,226
Pennsylvania Electric Co.	6.150%	10/1/38	2,250	2,180
Pepco Holdings Inc.	6.450%	8/15/12	2,275	2,445
Pepco Holdings Inc.	7.450%	8/15/32	425	447
Potomac Electric Power Co.	6.500%	11/15/37	1,800	1,990
PPL Electric Utilities Corp.	6.250%	5/15/39	2,550	2,679
PPL Energy Supply LLC	6.400%	11/1/11	3,475	3,745
PPL Energy Supply LLC	6.300%	7/15/13	1,000	1,066
PPL Energy Supply LLC	5.400%	8/15/14	200	209
PPL Energy Supply LLC	6.200%	5/15/16	674	708
PPL Energy Supply LLC	6.500%	5/1/18	525	548
Progress Energy Inc.	7.100%	3/1/11	2,275	2,408
Progress Energy Inc.	6.850%	4/15/12	525	575
Progress Energy Inc.	6.050%	3/15/14	625	681
Progress Energy Inc.	5.625%	1/15/16	600	638
Progress Energy Inc.	7.050%	3/15/19	425	476
Progress Energy Inc.	4.875%	12/1/19	4,000	3,919
Progress Energy Inc.	7.750%	3/1/31	625	739
Progress Energy Inc.	7.000%	10/30/31	1,300	1,418
Progress Energy Inc.	6.000%	12/1/39	3,450	3,433
PSEG Power LLC	7.750%	4/15/11	675	722
PSEG Power LLC	6.950%	6/1/12	3,075	3,360
PSEG Power LLC	5.000%	4/1/14	2,425	2,541
PSEG Power LLC	5.500%	12/1/15	2,000	2,112
PSEG Power LLC	8.625%	4/15/31	975	1,261
Public Service Co. of Colorado	7.875%	10/1/12	3,150	3,615
Public Service Co. of Colorado	5.500%	4/1/14	175	190

62

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Public Service Co. of Colorado	5.800%	8/1/18	425	463
Public Service Co. of Colorado	5.125%	6/1/19	3,925	4,067
Public Service Co. of Colorado	6.250%	9/1/37	475	518
Public Service Co. of Colorado	6.500%	8/1/38	725	818
Public Service Co. of Oklahoma	5.150%	12/1/19	650	651
Public Service Co. of Oklahoma	6.625%	11/15/37	1,550	1,608
Public Service Electric & Gas Co.	5.250%	7/1/35	100	95
Public Service Electric & Gas Co.	5.800%	5/1/37	1,275	1,304
Puget Sound Energy Inc.	5.483%	6/1/35	250	238
Puget Sound Energy Inc.	6.274%	3/15/37	1,525	1,616
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,384
San Diego Gas & Electric Co.	5.300%	11/15/15	650	713
San Diego Gas & Electric Co.	5.350%	5/15/35	250	242
San Diego Gas & Electric Co.	6.125%	9/15/37	125	134
San Diego Gas & Electric Co.	6.000%	6/1/39	225	240
SCANA Corp.	6.875%	5/15/11	2,400	2,552
Sierra Pacific Power Co.	6.000%	5/15/16	4,050	4,358
Sierra Pacific Power Co.	6.750%	7/1/37	1,450	1,538
South Carolina Electric & Gas Co.	6.500%	11/1/18	525	591
South Carolina Electric & Gas Co.	6.625%	2/1/32	625	698
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	1,629
Southern California Edison Co.	5.000%	1/15/14	2,725	2,948
Southern California Edison Co.	5.750%	3/15/14	700	780
Southern California Edison Co.	4.650%	4/1/15	425	451
Southern California Edison Co.	5.000%	1/15/16	350	368
Southern California Edison Co.	6.650%	4/1/29	150	163
Southern California Edison Co.	6.000%	1/15/34	1,000	1,041
Southern California Edison Co.	5.750%	4/1/35	325	328
Southern California Edison Co.	5.350%	7/15/35	1,275	1,218
Southern California Edison Co.	5.550%	1/15/36	500	498
Southern California Edison Co.	5.625%	2/1/36	1,875	1,860
Southern California Edison Co.	5.550%	1/15/37	2,400	2,405
Southern Co.	5.300%	1/15/12	1,200	1,282
Southern Power Co.	6.250%	7/15/12	1,050	1,149
Southern Power Co.	4.875%	7/15/15	2,125	2,226
Southwestern Electric Power Co.	5.550%	1/15/17	100	101
Southwestern Electric Power Co.	6.450%	1/15/19	950	1,003
Tampa Electric Co.	6.375%	8/15/12	1,050	1,142
Tampa Electric Co.	6.100%	5/15/18	475	506
Tampa Electric Co.	6.550%	5/15/36	1,075	1,118
Toledo Edison Co.	6.150%	5/15/37	275	273
TransAlta Corp.	4.750%	1/15/15	400	404
TransAlta Corp.	6.650%	5/15/18	425	445
Union Electric Co.	5.400%	2/1/16	1,025	1,046
Union Electric Co.	8.450%	3/15/39	2,500	3,281
United Utilities PLC	5.375%	2/1/19	4,400	4,381
Virginia Electric and Power Co.	5.100%	11/30/12	375	406
Virginia Electric and Power Co.	5.400%	1/15/16	800	835
Virginia Electric and Power Co.	6.000%	1/15/36	1,575	1,653
Virginia Electric and Power Co.	6.000%	5/15/37	1,850	1,943
Virginia Electric and Power Co.	6.350%	11/30/37	3,450	3,795
Virginia Electric and Power Co.	8.875%	11/15/38	500	706
Wisconsin Electric Power Co.	6.000%	4/1/14	825	924
Wisconsin Electric Power Co.	4.250%	12/15/19	2,650	2,632
Wisconsin Electric Power Co.	5.625%	5/15/33	325	320
Wisconsin Electric Power Co.	5.700%	12/1/36	200	199
Wisconsin Energy Corp.	6.500%	4/1/11	2,550	2,697

63

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Wisconsin Energy Corp.	6.250%	5/15/67	4,675	4,122
Wisconsin Power & Light Co.	5.000%	7/15/19	475	476
Wisconsin Power & Light Co.	6.375%	8/15/37	1,400	1,493
Xcel Energy Inc.	5.613%	4/1/17	275	286
Xcel Energy Inc.	6.500%	7/1/36	975	1,035

Natural Gas (0.6%)
AGL Capital Corp.	7.125%	1/14/11	700	735
AGL Capital Corp.	5.250%	8/15/19	1,600	1,620
Atmos Energy Corp.	4.950%	10/15/14	2,125	2,220
Atmos Energy Corp.	8.500%	3/15/19	450	545
Boardwalk Pipelines LP	5.500%	2/1/17	925	923
British Transco Finance Inc.	6.625%	6/1/18	425	456
Buckeye Partners LP	6.050%	1/15/18	100	103
CenterPoint Energy Resources Corp.	7.750%	2/15/11	200	211
CenterPoint Energy Resources Corp.	7.875%	4/1/13	1,275	1,427
CenterPoint Energy Resources Corp.	6.150%	5/1/16	675	698
DCP Midstream LLC	8.125%	8/16/30	175	192
El Paso Natural Gas Co.	5.950%	4/15/17	8,800	9,036
Enbridge Energy Partners LP	6.500%	4/15/18	625	669
Enbridge Energy Partners LP	9.875%	3/1/19	1,975	2,502
Enbridge Energy Partners LP	7.500%	4/15/38	1,475	1,678
Enbridge Inc.	5.600%	4/1/17	100	105
Energy Transfer Partners LP	5.650%	8/1/12	1,875	2,015
Energy Transfer Partners LP	8.500%	4/15/14	5,000	5,794
Energy Transfer Partners LP	5.950%	2/1/15	4,900	5,211
Energy Transfer Partners LP	6.125%	2/15/17	500	519
Energy Transfer Partners LP	9.000%	4/15/19	2,425	2,910
Energy Transfer Partners LP	6.625%	10/15/36	750	749
Energy Transfer Partners LP	7.500%	7/1/38	100	110
6 Enron Corp.	7.625%	9/10/04	400	1
6 Enron Corp.	6.625%	11/15/05	300	1
6 Enron Corp.	7.125%	5/15/07	1,800	4
6 Enron Corp.	6.875%	10/15/07	1,800	4
6 Enron Corp.	6.750%	8/1/09	1,300	3
Enterprise Products Operating LLC	4.950%	6/1/10	200	203
Enterprise Products Operating LLC	5.650%	4/1/13	950	1,009
Enterprise Products Operating LLC	5.900%	4/15/13	625	669
Enterprise Products Operating LLC	9.750%	1/31/14	7,325	8,743
Enterprise Products Operating LLC	5.600%	10/15/14	5,725	6,123
Enterprise Products Operating LLC	6.300%	9/15/17	2,850	3,077
Enterprise Products Operating LLC	6.650%	4/15/18	975	1,063
Enterprise Products Operating LLC	6.500%	1/31/19	750	812
Enterprise Products Operating LLC	6.875%	3/1/33	2,100	2,210
Enterprise Products Operating LLC	7.550%	4/15/38	425	480
EQT Corp.	6.500%	4/1/18	3,175	3,321
EQT Corp.	8.125%	6/1/19	2,275	2,656
6 HNG Internorth	9.625%	3/15/06	1,000	2
KeySpan Corp.	8.000%	11/15/30	150	176
Kinder Morgan Energy Partners LP	6.750%	3/15/11	350	369
Kinder Morgan Energy Partners LP	7.125%	3/15/12	1,825	1,986
Kinder Morgan Energy Partners LP	5.850%	9/15/12	2,100	2,249
Kinder Morgan Energy Partners LP	5.000%	12/15/13	5,800	6,047
Kinder Morgan Energy Partners LP	5.125%	11/15/14	3,250	3,379
Kinder Morgan Energy Partners LP	5.950%	2/15/18	2,300	2,446
Kinder Morgan Energy Partners LP	7.300%	8/15/33	350	382
Kinder Morgan Energy Partners LP	6.500%	2/1/37	200	202

64

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	6.500%	9/1/39	3,275	3,303
Magellan Midstream Partners LP	5.650%	10/15/16	250	255
Magellan Midstream Partners LP	6.550%	7/15/19	1,750	1,900
National Grid PLC	6.300%	8/1/16	2,450	2,669
NuStar Logistics LP	7.650%	4/15/18	1,700	1,847
Oneok Inc.	5.200%	6/15/15	1,000	1,038
Oneok Inc.	6.000%	6/15/35	750	705
ONEOK Partners LP	5.900%	4/1/12	2,125	2,239
ONEOK Partners LP	6.150%	10/1/16	1,550	1,616
ONEOK Partners LP	8.625%	3/1/19	2,500	3,028
ONEOK Partners LP	6.650%	10/1/36	4,450	4,513
ONEOK Partners LP	6.850%	10/15/37	2,675	2,800
Panhandle Eastern Pipeline Co. LP	6.200%	11/1/17	2,900	3,049
Panhandle Eastern Pipeline Co. LP	7.000%	6/15/18	325	357
Plains All American Pipeline LP/
PAA Finance Corp.	6.125%	1/15/17	2,000	2,097
Plains All American Pipeline LP/
PAA Finance Corp.	8.750%	5/1/19	125	148
Plains All American Pipeline LP/
PAA Finance Corp.	6.650%	1/15/37	325	332
Sempra Energy	6.000%	2/1/13	200	217
Sempra Energy	9.800%	2/15/19	1,500	1,885
Southern California Gas Co.	5.750%	11/15/35	400	412
4 Southern Natural Gas Co.	5.900%	4/1/17	2,925	2,979
Southern Union Co.	7.600%	2/1/24	200	216
Spectra Energy Capital LLC	6.250%	2/15/13	325	350
Spectra Energy Capital LLC	5.500%	3/1/14	1,250	1,284
Spectra Energy Capital LLC	5.668%	8/15/14	100	108
Spectra Energy Capital LLC	6.200%	4/15/18	325	347
Spectra Energy Capital LLC	6.750%	2/15/32	725	734
Tennessee Gas Pipeline Co.	7.625%	4/1/37	1,940	2,154
Texas Eastern Transmission LP	7.000%	7/15/32	100	112
Texas Gas Transmission LLC	4.600%	6/1/15	1,275	1,299
TransCanada PipeLines Ltd.	4.000%	6/15/13	1,800	1,842
TransCanada PipeLines Ltd.	6.500%	8/15/18	4,840	5,437
TransCanada PipeLines Ltd.	7.125%	1/15/19	3,000	3,514
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,400	1,348
TransCanada PipeLines Ltd.	5.850%	3/15/36	2,675	2,662
TransCanada PipeLines Ltd.	6.200%	10/15/37	3,450	3,646
TransCanada PipeLines Ltd.	7.625%	1/15/39	375	459
3 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,100	3,785
Transcontinental Gas Pipe Line Co. LLC	7.000%	8/15/11	950	1,025
Williams Cos. Inc.	7.125%	9/1/11	2,075	2,206
Williams Cos. Inc.	8.125%	3/15/12	525	568
Williams Cos. Inc.	7.625%	7/15/19	3,325	3,691
Williams Cos. Inc.	7.500%	1/15/31	2,900	3,130
Williams Cos. Inc.	7.750%	6/15/31	850	932
Williams Cos. Inc.	8.750%	3/15/32	675	807
				607,891
Total Corporate Bonds (Cost $4,927,657)				5,360,764
Sovereign Bonds (U.S. Dollar-Denominated) (3.7%)
African Development Bank	1.000%	11/23/11	2,100	2,086
African Development Bank	1.750%	10/1/12	1,150	1,144
African Development Bank	3.000%	5/27/14	7,175	7,139
Asian Development Bank	2.125%	3/15/12	1,575	1,601

65

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Asian Development Bank	4.500%	9/4/12	325	346
Asian Development Bank	3.625%	9/5/13	7,400	7,791
Asian Development Bank	2.750%	5/21/14	8,875	8,862
Asian Development Bank	5.500%	6/27/16	1,850	2,047
Asian Development Bank	5.250%	6/12/17	100	109
Asian Development Bank	5.593%	7/16/18	1,700	1,838
Brazilian Government International Bond	11.000%	1/11/12	1,400	1,652
Brazilian Government International Bond	10.250%	6/17/13	800	987
Brazilian Government International Bond	10.500%	7/14/14	1,275	1,626
Brazilian Government International Bond	7.875%	3/7/15	2,375	2,771
Brazilian Government International Bond	6.000%	1/17/17	7,675	8,212
3 Brazilian Government International Bond	8.000%	1/15/18	9,421	10,740
Brazilian Government International Bond	5.875%	1/15/19	14,250	15,141
Brazilian Government International Bond	8.875%	10/14/19	3,600	4,631
Brazilian Government International Bond	8.875%	4/15/24	1,525	1,975
Brazilian Government International Bond	8.750%	2/4/25	4,200	5,418
Brazilian Government International Bond	10.125%	5/15/27	4,200	6,164
Brazilian Government International Bond	8.250%	1/20/34	2,775	3,531
Brazilian Government International Bond	7.125%	1/20/37	11,425	13,079
Brazilian Government International Bond	11.000%	8/17/40	9,900	13,192
Brazilian Government International Bond	5.625%	1/7/41	3,525	3,305
Canada Mortgage & Housing Corp.	4.800%	10/1/10	325	332
Chile Government International Bond	7.125%	1/11/12	1,225	1,364
Chile Government International Bond	5.500%	1/15/13	1,000	1,106
China Development Bank Corp.	4.750%	10/8/14	2,625	2,690
China Development Bank Corp.	5.000%	10/15/15	525	566
China Government International Bond	4.750%	10/29/13	1,800	1,910
Corp. Andina de Fomento	8.125%	6/4/19	5,775	6,596
Corp. Andina de Fomento	5.200%	5/21/13	1,375	1,450
Corp. Andina de Fomento	5.750%	1/12/17	4,700	4,692
Development Bank of Japan	4.250%	6/9/15	625	647
Eksportfinans ASA	3.000%	11/17/14	1,675	1,649
Eksportfinans ASA	5.500%	5/25/16	2,700	2,905
Eksportfinans ASA	5.500%	6/26/17	4,175	4,427
European Bank for Reconstruction & Development	1.250%	6/10/11	300	300
European Investment Bank	4.625%	9/15/10	3,525	3,620
European Investment Bank	3.250%	2/15/11	12,125	12,367
European Investment Bank	2.625%	5/16/11	1,275	1,295
European Investment Bank	5.250%	6/15/11	5,625	5,931
European Investment Bank	3.125%	7/15/11	2,125	2,192
European Investment Bank	3.250%	10/14/11	1,150	1,187
European Investment Bank	2.625%	11/15/11	950	971
European Investment Bank	2.000%	2/10/12	24,100	24,367
European Investment Bank	4.625%	3/21/12	7,600	8,050
European Investment Bank	1.750%	9/14/12	8,000	7,970
European Investment Bank	2.875%	3/15/13	2,825	2,844
European Investment Bank	3.250%	5/15/13	6,900	7,031
European Investment Bank	4.250%	7/15/13	11,900	12,535
European Investment Bank	2.375%	3/14/14	7,400	7,396
European Investment Bank	4.625%	5/15/14	11,075	11,906
European Investment Bank	3.125%	6/4/14	20,425	20,712
European Investment Bank	4.875%	2/16/16	4,500	4,818
European Investment Bank	5.125%	9/13/16	700	766
European Investment Bank	4.875%	1/17/17	6,325	6,766
European Investment Bank	5.125%	5/30/17	9,150	9,909

66

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
European Investment Bank	4.875%	2/15/36	100	95
Export Development Canada	3.750%	7/15/11	200	207
Export Development Canada	2.625%	11/15/11	1,475	1,512
Export Development Canada	2.375%	3/19/12	3,825	3,898
Export Development Canada	1.750%	9/24/12	7,575	7,550
Export Development Canada	3.125%	4/24/14	175	178
Export-Import Bank of Korea	5.125%	2/14/11	3,450	3,543
Export-Import Bank of Korea	5.500%	10/17/12	3,025	3,156
Export-Import Bank of Korea	8.125%	1/21/14	6,700	7,787
Export-Import Bank of Korea	5.875%	1/14/15	1,750	1,882
Export-Import Bank of Korea	5.125%	3/16/15	425	436
Financement-Quebec	5.000%	10/25/12	1,275	1,362
Hungary Government International Bond	4.750%	2/3/15	1,050	1,032
Hydro Quebec	6.300%	5/11/11	2,825	3,015
Hydro Quebec	8.000%	2/1/13	2,750	3,202
Hydro Quebec	7.500%	4/1/16	1,150	1,361
Hydro Quebec	8.400%	1/15/22	2,450	3,173
Hydro Quebec	8.050%	7/7/24	1,350	1,653
Hydro Quebec	8.500%	12/1/29	100	132
Inter-American Development Bank	8.500%	3/15/11	875	946
Inter-American Development Bank	1.500%	6/23/11	2,450	2,470
Inter-American Development Bank	4.750%	10/19/12	3,975	4,261
Inter-American Development Bank	3.500%	3/15/13	2,625	2,731
Inter-American Development Bank	3.000%	4/22/14	11,725	11,793
Inter-American Development Bank	4.250%	9/14/15	450	471
Inter-American Development Bank	5.125%	9/13/16	100	109
Inter-American Development Bank	4.250%	9/10/18	7,875	8,072
Inter-American Development Bank	3.875%	9/17/19	12,500	12,384
Inter-American Development Bank	7.000%	6/15/25	1,125	1,335
International Bank for
Reconstruction & Development	3.125%	11/15/11	375	386
International Bank for
Reconstruction & Development	2.000%	4/2/12	16,225	16,402
International Bank for
Reconstruction & Development	3.500%	10/8/13	4,410	4,597
International Bank for
Reconstruction & Development	5.000%	4/1/16	4,100	4,424
International Bank for
Reconstruction & Development	7.625%	1/19/23	950	1,215
International Bank for
Reconstruction & Development	8.875%	3/1/26	450	620
International Bank for
Reconstruction & Development	4.750%	2/15/35	5,525	5,145
International Finance Corp.	3.500%	5/15/13	2,350	2,397
International Finance Corp.	3.000%	4/22/14	11,675	11,664
Israel Government International Bond	4.625%	6/15/13	750	795
Israel Government International Bond	5.125%	3/1/14	200	215
Israel Government International Bond	5.500%	11/9/16	2,800	3,006
Israel Government International Bond	5.125%	3/26/19	5,350	5,435
Italian Republic	6.000%	2/22/11	5,175	5,455
Italian Republic	3.500%	7/15/11	2,475	2,551
Italian Republic	5.625%	6/15/12	1,875	2,042
Italian Republic	2.125%	10/5/12	3,450	3,446
Italian Republic	4.375%	6/15/13	4,350	4,637
Italian Republic	4.500%	1/21/15	4,000	4,250

67

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Italian Republic	4.750%	1/25/16	8,075	8,387
Italian Republic	5.250%	9/20/16	13,275	14,141
Italian Republic	6.875%	9/27/23	4,600	5,193
Italian Republic	5.375%	6/15/33	5,650	5,532
Japan Bank for International Cooperation	4.750%	5/25/11	650	682
Japan Bank for International Cooperation	2.125%	11/5/12	8,000	7,969
Japan Bank for International Cooperation	4.375%	11/26/12	1,950	2,067
Japan Bank for International Cooperation	4.250%	6/18/13	4,800	5,073
Japan Finance Organization for Municipalities	5.875%	3/14/11	1,025	1,082
Japan Finance Organization for Municipalities	4.625%	4/21/15	2,150	2,253
Japan Finance Organization for Municipalities	5.000%	5/16/17	1,100	1,156
Korea Development Bank	5.300%	1/17/13	1,200	1,253
Korea Development Bank	5.750%	9/10/13	3,300	3,463
Korea Development Bank	8.000%	1/23/14	3,150	3,587
Korea Electric Power Corp.	7.750%	4/1/13	2,200	2,428
Kreditanstalt fuer Wiederaufbau	3.125%	11/15/10	1,425	1,456
Kreditanstalt fuer Wiederaufbau	4.625%	1/20/11	275	285
Kreditanstalt fuer Wiederaufbau	3.250%	2/15/11	12,600	12,916
Kreditanstalt fuer Wiederaufbau	1.875%	3/15/11	900	910
Kreditanstalt fuer Wiederaufbau	3.750%	6/27/11	7,550	7,832
Kreditanstalt fuer Wiederaufbau	3.250%	10/14/11	4,775	4,936
Kreditanstalt fuer Wiederaufbau	2.000%	1/17/12	5,125	5,190
Kreditanstalt fuer Wiederaufbau	2.250%	4/16/12	9,925	10,020
Kreditanstalt fuer Wiederaufbau	4.750%	5/15/12	4,425	4,707
Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	19,600	19,865
Kreditanstalt fuer Wiederaufbau	3.500%	5/16/13	4,000	4,082
Kreditanstalt fuer Wiederaufbau	4.000%	10/15/13	7,500	7,805
Kreditanstalt fuer Wiederaufbau	3.500%	3/10/14	300	306
Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	575	609
Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	10,250	10,151
Kreditanstalt fuer Wiederaufbau	5.125%	3/14/16	14,000	15,268
Kreditanstalt fuer Wiederaufbau	4.375%	3/15/18	4,600	4,675
Kreditanstalt fuer Wiederaufbau	4.500%	7/16/18	6,425	6,591
Kreditanstalt fuer Wiederaufbau	4.875%	6/17/19	19,300	20,420
Kreditanstalt fuer Wiederaufbau	0.000%	6/29/37	5,450	1,300
Landeskreditbank Baden-
Wuerttemberg Foerderbank	4.875%	1/13/12	2,625	2,736
Landwirtschaftliche Rentenbank	5.250%	7/2/12	2,675	2,873
Landwirtschaftliche Rentenbank	1.875%	9/24/12	9,150	9,125
Landwirtschaftliche Rentenbank	3.250%	3/15/13	7,000	7,120
Landwirtschaftliche Rentenbank	4.125%	7/15/13	2,500	2,616
Landwirtschaftliche Rentenbank	4.875%	11/16/15	4,125	4,417
Landwirtschaftliche Rentenbank	5.125%	2/1/17	2,000	2,126
Malaysia Government International Bond	7.500%	7/15/11	3,575	3,876
Mexico Government International Bond	8.375%	1/14/11	3,700	3,978
Mexico Government International Bond	7.500%	1/14/12	3,325	3,682
Mexico Government International Bond	6.375%	1/16/13	4,250	4,670
Mexico Government International Bond	5.875%	1/15/14	1,875	2,044
Mexico Government International Bond	6.625%	3/3/15	2,550	2,835
Mexico Government International Bond	11.375%	9/15/16	1,325	1,830
Mexico Government International Bond	5.625%	1/15/17	16,375	17,173
Mexico Government International Bond	8.125%	12/30/19	200	244
Mexico Government International Bond	8.300%	8/15/31	3,125	3,866
Mexico Government International Bond	6.750%	9/27/34	11,800	12,506

68

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Nordic Investment Bank	3.875%	6/15/10	200	201
Nordic Investment Bank	4.875%	3/15/11	100	105
Nordic Investment Bank	2.625%	10/6/14	4,000	3,954
Nordic Investment Bank	5.000%	2/1/17	1,150	1,230
Oesterreichische Kontrollbank AG	2.875%	3/15/11	6,425	6,505
Oesterreichische Kontrollbank AG	3.125%	10/14/11	4,725	4,833
Oesterreichische Kontrollbank AG	4.750%	11/8/11	725	766
Oesterreichische Kontrollbank AG	1.875%	3/21/12	2,275	2,275
Oesterreichische Kontrollbank AG	4.750%	10/16/12	2,025	2,182
Oesterreichische Kontrollbank AG	5.000%	4/25/17	4,025	4,194
Ontario Electricity Financial Corp.	7.450%	3/31/13	1,450	1,646
Pemex Project Funding Master Trust	9.125%	10/13/10	175	184
Pemex Project Funding Master Trust	7.375%	12/15/14	2,500	2,776
Pemex Project Funding Master Trust	5.750%	3/1/18	8,925	8,989
Pemex Project Funding Master Trust	6.625%	6/15/35	4,600	4,365
Pemex Project Funding Master Trust	6.625%	6/15/38	2,025	1,883
Peruvian Government International Bond	9.125%	2/21/12	200	231
Peruvian Government International Bond	9.875%	2/6/15	2,150	2,714
Peruvian Government International Bond	8.375%	5/3/16	1,525	1,847
Peruvian Government International Bond	7.125%	3/30/19	7,350	8,453
Peruvian Government International Bond	7.350%	7/21/25	1,525	1,746
3 Peruvian Government International Bond	6.550%	3/14/37	5,200	5,408
Petrobras International Finance Co.	6.125%	10/6/16	4,850	5,206
Petrobras International Finance Co.	5.875%	3/1/18	4,075	4,125
Petrobras International Finance Co.	8.375%	12/10/18	3,700	4,380
Petrobras International Finance Co.	7.875%	3/15/19	7,575	8,743
Petrobras International Finance Co.	5.750%	1/20/20	2,850	2,882
Petrobras International Finance Co.	6.875%	1/20/40	1,975	2,010
4 Petroleos Mexicanos	4.875%	3/15/15	4,450	4,411
Petroleos Mexicanos	8.000%	5/3/19	1,675	1,934
Poland Government International Bond	6.250%	7/3/12	2,425	2,622
Poland Government International Bond	5.250%	1/15/14	800	856
Poland Government International Bond	5.000%	10/19/15	750	788
Poland Government International Bond	6.375%	7/15/19	15,275	16,612
Province of Manitoba Canada	4.900%	12/6/16	5,475	5,741
Province of Nova Scotia Canada	5.750%	2/27/12	550	588
Province of Ontario Canada	2.750%	2/22/11	3,500	3,562
Province of Ontario Canada	3.375%	5/20/11	5,575	5,740
Province of Ontario Canada	5.000%	10/18/11	4,625	4,916
Province of Ontario Canada	1.875%	11/19/12	8,450	8,396
Province of Ontario Canada	4.100%	6/16/14	13,250	13,805
Province of Ontario Canada	4.750%	1/19/16	1,025	1,073
Province of Ontario Canada	5.450%	4/27/16	5,675	6,171
Province of Ontario Canada	4.000%	10/7/19	7,750	7,395
Province of Quebec Canada	4.875%	5/5/14	275	292
Province of Quebec Canada	4.600%	5/26/15	2,250	2,349
Province of Quebec Canada	5.125%	11/14/16	7,275	7,831
Province of Quebec Canada	4.625%	5/14/18	3,975	4,027
Province of Quebec Canada	7.125%	2/9/24	325	380
Province of Quebec Canada	7.500%	9/15/29	2,575	3,227
Province of Saskatchewan Canada	7.375%	7/15/13	425	484
Region of Lombardy Italy	5.804%	10/25/32	1,050	1,026
Republic of Korea	4.250%	6/1/13	5,700	5,867
69

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of Korea	5.750%	4/16/14	3,175	3,452
Republic of Korea	4.875%	9/22/14	2,400	2,538
Republic of Korea	7.125%	4/16/19	3,175	3,649
Republic of Korea	5.625%	11/3/25	575	583
South Africa Government International Bond	7.375%	4/25/12	2,650	2,912
South Africa Government International Bond	6.875%	5/27/19	7,375	8,278
South Africa Government International Bond	5.875%	5/30/22	1,075	1,102
Svensk Exportkredit AB	4.000%	6/15/10	875	889
Svensk Exportkredit AB	3.250%	9/16/14	5,050	5,049
Svensk Exportkredit AB	5.125%	3/1/17	550	582
United Mexican States	5.875%	2/17/14	6,150	6,688
United Mexican States	5.950%	3/19/19	5,975	6,319
United Mexican States	6.050%	1/11/40	1,375	1,322
Total Sovereign Bonds (Cost $995,496)				1,015,678
Taxable Municipal Bonds (0.4%)
American Muni. Power Ohio Inc.	6.053%	2/15/43	400	378
Bay Area Toll Auth. CA Toll Bridge Rev.	6.263%	4/1/49	2,325	2,230
Board of Trustees of The Leland Stanford
Junior University	3.625%	5/1/14	2,250	2,315
Board of Trustees of The Leland Stanford
Junior University	4.250%	5/1/16	750	767
California GO	5.250%	4/1/14	1,175	1,190
California GO	6.200%	10/1/19	3,925	3,821
California GO	7.500%	4/1/34	9,225	9,022
California GO	5.650%	4/1/39	1,225	1,267
California GO	7.300%	10/1/39	1,200	1,134
California GO	7.350%	11/1/39	8,200	7,986
Central Puget Sound WA Regional Transit
Auth. Sales & Use Tax Rev.	5.491%	11/1/39	550	533
Chicago IL Board of Educ. GO	6.138%	12/1/39	400	403
Chicago IL Metro. Water Reclamation Dist. GO	5.720%	12/1/38	1,000	1,003
Chicago IL Transit Auth. Rev.	6.899%	12/1/40	2,625	2,741
Clark County NV Airport Improvement Rev.	6.881%	7/1/42	550	540
Commonwealth Financing Auth. Pennsylvania Rev.	6.218%	6/1/39	2,350	2,343
Connecticut GO	5.850%	3/15/32	2,675	2,707
Dallas County Hosp. Dist. GO	5.621%	8/15/44	750	736
Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	1,500	1,540
Dartmouth College	4.750%	6/1/19	275	278
Denver CO City & County School Dist.	5.664%	12/1/33	525	514
District of Columbia Income Tax Rev.	5.591%	12/1/34	450	438
Georgia GO	4.503%	11/1/25	2,300	2,207
Howard Hughes Medical Institute	3.450%	9/1/14	1,450	1,470
Illinois GO	4.950%	6/1/23	5,125	4,795
Illinois GO	5.100%	6/1/33	13,500	11,284
Illinois State Tollway Highway Auth.
Toll Highway Rev.	5.851%	12/1/34	625	608
Johns Hopkins University	5.250%	7/1/19	2,275	2,351
Kansas Dev. Finance Auth. Rev.
(Public Employee Retirement System)	5.501%	5/1/34	1,525	1,452
Las Vegas Valley Water Dist. Nevada GO	7.013%	6/1/39	650	686
Los Angeles CA Dept. of Water & Power Rev.	6.008%	7/1/39	2,400	2,351
Los Angeles CA USD GO	5.750%	7/1/34	1,800	1,658
Maryland Transp. Auth. Rev.	5.888%	7/1/43	700	704

70

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts GO	5.456%	12/1/39	2,000	1,927
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.715%	8/15/39	950	940
Metro. New York Transp. Auth. Rev.	5.871%	11/15/39	800	760
Metro. Washington DC Airports Auth. Rev.	7.462%	10/1/46	525	533
Missouri Highways & Transp.
Comm. State Road Rev.	5.445%	5/1/33	600	574
New Jersey Econ. Dev. Auth.	7.425%	2/15/29	3,175	3,419
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	900	908
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	3,850	4,340
New York City NY GO	5.985%	12/1/36	600	589
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.750%	6/15/41	500	487
New York City NY Transitional Finance Auth. Rev.	5.767%	8/1/36	750	727
New York Metro. Transp. Auth. Rev.	7.336%	11/15/39	625	698
New York State Urban Dev. Corp. Rev.	5.770%	3/15/39	2,175	2,154
North Texas Tollway Auth. Rev.	6.718%	1/1/49	1,250	1,315
Oregon (Taxable Pension) GO	5.762%	6/1/23	650	660
Oregon (Taxable Pension) GO	5.892%	6/1/27	975	979
Oregon GO	4.759%	6/30/28	700	578
Oregon GO	5.528%	6/30/28	375	361
Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	850	845
Princeton University	5.700%	3/1/39	1,500	1,546
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	1,500	1,527
Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	1,415	1,117
Univ. of California Regents	6.583%	5/15/49	975	974
Univ. of Texas Permanent Univ. Fund Rev.	5.262%	7/1/39	650	624
Univ. of Texas Permanent Univ. Fund Rev.	6.276%	8/15/41	525	530
Utah GO	4.554%	7/1/24	1,000	979
Washington GO	5.481%	8/1/39	270	261
Wisconsin GO	4.800%	5/1/13	775	835
Wisconsin GO	5.700%	5/1/26	900	873
Total Taxable Municipal Bonds (Cost $105,031)				105,512

			Shares
Temporary Cash Investment (4.9%)
Money Market Fund (4.9%)
7 Vanguard Market Liquidity Fund
(Cost $1,334,381)	0.187%		1,334,381,082	1,334,381
Total Investments (104.3%) (Cost $28,119,525)				28,682,362
Other Assets and Liabilities (–4.3%)
Other Assets				888,889
Liabilities				(2,063,434)
				(1,174,545)
Net Assets (100%)				27,507,817

71

Total Bond Market II Index Fund

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	26,950,968
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(5,988)
Unrealized Appreciation (Depreciation)	562,837
Net Assets	27,507,817

Investor Shares—Net Assets
Applicable to 1,992,071,074 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,431,798
Net Asset Value Per Share—Investor Shares	$10.26

Institutional Shares—Net Assets
Applicable to 689,904,313 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,076,019
Net Asset Value Per Share—Institutional Shares	$10.26

• See Note A in Notes to Financial Statements.

1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $152,817,000, representing 0.6% of net assets.

5 Adjustable-rate security.

6 Non-income-producing security—security in default.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

USD—United School District.

See accompanying Notes, which are an integral part of the Financial Statements.

72

Total Bond Market II Index Fund

Statement of Operations

January 26, 2009[1] to
December 31, 2009
($000)
Investment Income
Income
Interest[2]	757,601
Total Income	757,601
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,220
Management and Administrative—Investor Shares	13,714
Management and Administrative—Institutional Shares	2,097
Marketing and Distribution—Investor Shares	2,469
Marketing and Distribution—Institutional Shares	511
Custodian Fees	240
Auditing Fees	33
Shareholders’ Reports and Proxies—Investor Shares	4
Shareholders’ Reports and Proxies—Institutional Shares	2
Trustees’ Fees and Expenses	38
Total Expenses	20,328
Net Investment Income	737,273
Realized Net Gain (Loss) on Investment Securities Sold	(5,942)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	562,837
Net Increase (Decrease) in Net Assets Resulting from Operations	1,294,168

1	Inception.
2	Interest income from an affiliated company of the fund was $2,805,000.

See accompanying Notes, which are an integral part of the Financial Statements.

73

Total Bond Market II Index Fund

Statement of Changes in Net Assets

January 26, 2009[1] to
December 31, 2009
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	737,273
Realized Net Gain (Loss)	(5,942)
Change in Unrealized Appreciation (Depreciation)	562,837
Net Increase (Decrease) in Net Assets Resulting from Operations	1,294,168
Distributions
Net Investment Income
Investor Shares	(577,735)
Institutional Shares	(159,584)
Realized Capital Gain
Investor Shares	—
Institutional Shares	—
Total Distributions	(737,319)
Capital Share Transactions
Investor Shares	20,011,458
Institutional Shares	6,939,510
Net Increase (Decrease) from Capital Share Transactions	26,950,968
Total Increase (Decrease)	27,507,817
Net Assets
Beginning of Period	—
End of Period	27,507,817
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

74

Total Bond Market II Index Fund

Financial Highlights

Investor Shares
January 26, 2009[1] to
For a Share Outstanding Throughout the Period	December 31, 2009
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	.358
Net Realized and Unrealized Gain (Loss)
on Investments	.260
Total from Investment Operations	.618
Distributions
Dividends from Net Investment Income	(.358)
Distributions from Realized Capital Gains	—
Total Distributions	(.358)
Net Asset Value, End of Period	$10.26

Total Return[2]	6.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,432
Ratio of Total Expenses to
Average Net Assets	0.11%[3]
Ratio of Net Investment Income to
Average Net Assets	3.76%[3]
Portfolio Turnover Rate[4]	110%

1	Inception.
2	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

75

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares
February 17, 2009[1] to
For a Share Outstanding Throughout the Period	December 31, 2009
Net Asset Value, Beginning of Period	$10.03
Investment Operations
Net Investment Income	.338
Net Realized and Unrealized Gain (Loss)
on Investments	.230
Total from Investment Operations	.568
Distributions
Dividends from Net Investment Income	(.338)
Distributions from Realized Capital Gains	—
Total Distributions	(.338)
Net Asset Value, End of Period	$10.26

Total Return	5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,076
Ratio of Total Expenses to
Average Net Assets	0.07%[2]
Ratio of Net Investment Income to
Average Net Assets	3.80%[2]
Portfolio Turnover Rate[3]	110%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

76

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds-of-funds as well as certain similar trusts and accounts (“eligible investors”). The fund is not available to other investors. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares were first issued on January 26, 2009, and are available to eligible investors who meet the fund’s minimum purchase requirements. Institutional Shares were first issued on February 17, 2009, and are available to eligible investors who generally do not require special employee benefit plan services and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period from inception to December 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

77

Total Bond Market II Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $5,429,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	19,905,826	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	960,201	—
Corporate Bonds	—	5,360,749	15
Sovereign Bonds	—	1,015,678	—
Taxable Municipal Bonds	—	105,512	—
Temporary Cash Investments	1,334,381	—	—
Total	1,334,381	27,347,966	15

The following table summarizes changes in investments valued based on Level 3 inputs during the period ended December 31, 2009:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of Inception Date	—
Transfers into Level 3	24
Change in Unrealized Appreciation (Depreciation)	(9)
Balance as of December 31, 2009	15

78

Total Bond Market II Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at December 31, 2009, the fund had short-term capital gains of $5,578,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the period ended December 31, 2009, the fund realized gains of $46,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At December 31, 2009, the cost of investment securities for tax purposes was $28,131,090,000. Net unrealized appreciation of investment securities for tax purposes was $551,272,000, consisting of unrealized gains of $724,916,000 on securities that had risen in value since their purchase and $173,644,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended December 31, 2009, the fund purchased $7,125,331,000 of investment securities and sold $490,576,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $41,780,113,000 and $21,835,287,000 respectively.

F. Capital share transactions for each class of shares were:
	January 26, 2009[1] to
	December 31, 2009
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	22,626,096	2,252,203
Issued in Lieu of Cash Distributions	577,730	56,763
Redeemed	(3,192,368)	(316,895)
Net Increase (Decrease)—Investor Shares	20,011,458	1,992,071
Institutional Shares
Issued	7,305,053	726,011
Issued in Lieu of Cash Distributions	159,584	15,596
Redeemed	(525,127)	(51,703)
Net Increase (Decrease)—Institutional Shares	6,939,510	689,904
1 Inception.

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 16, 2010, for potential recognition or disclosure in these financial statements.

79

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market II Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market II Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period January 26, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 16, 2010

Special 2009 tax information (unaudited) for Vanguard Total Bond Market II Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 91.5% of income dividends are interest-related dividends.

80

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

81

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,038.87	$0.31
Institutional Shares	1,000.00	1,038.87	0.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.90	$0.31
Institutional Shares	1,000.00	1,024.85	0.36

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.06% for Investor Shares and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

82

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

83

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer since 2006 (retired 2008) and Member of the Executive Committee (retired 2008) of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer of Johnson & Johnson (1997–2005); Director of the University Medical Center at Princeton and Women’s Research and Education Institute; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), the Lumina Foundation for Education, and the Columbus Community Education Coalition; Chairman of the Advisory Council for the College of Arts and Letters at the University of Notre Dame.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services); Deputy Chairman of the Federal Reserve Bank of Cleveland; Trustee of University Hospitals of Cleveland, The Cleveland Museum of Art, and Case Western Reserve University.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President since 2007 and Chief Operating Officer since 2005 of Corning Incorporated (communications equipment); President of Corning Technologies (2001–2005); Director of Corning Incorporated and Dow Corning; Trustee of the Corning Incorporated Foundation and the Corning Museum of Glass; Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller

Michael S. Miller
James M. Norris
Glenn W. Reed
George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6350 022010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2009: $195,000 Fiscal Year Ended December 31, 2008: $166,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2009: $3,354,640
Fiscal Year Ended December 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2009: $876,210
Fiscal Year Ended December 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2009: $423,070
Fiscal Year Ended December 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2009: $0
Fiscal Year Ended December 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to

Doc#0217639

consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2009: $423,070
Fiscal Year Ended December 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Doc#0217639

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date:	February 22, 2010

VANGUARD BOND INDEX FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date:	February 22, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see File Number 33-53683, Incorporated by Reference.